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Prospectus TABLE OF CONTENTS
ABOUT THIS PROSPECTUS
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Filed pursuant to Rule 497
Registration No. 333-174716

PROSPECTUS SUPPLEMENT
(To prospectus dated October 28, 2011)

14,280,000 Shares

Common Stock

                We are offering for sale 14,280,000 shares of our common stock.

                Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments.

                We are externally managed by Ares Capital Management LLC, a wholly owned subsidiary of Ares Management LLC, a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser with approximately $46 billion of total committed capital under management as of December 31, 2011. Ares Operations LLC, a wholly owned subsidiary of Ares Management LLC, provides the administrative services necessary for us to operate.

                Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On January 19, 2012, the last reported sales price of our common stock on The NASDAQ Global Select Market was $16.09 per share. The net asset value per share of our common stock at September 30, 2011 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $15.13.

                Investing in our common stock involves risks that are described in the "Risk Factors" section beginning on page 27 of the accompanying prospectus, including the risk of leverage.

                This prospectus supplement and the accompanying prospectus concisely provide important information about us that you should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains this information. The information on the websites referred to herein is not incorporated by reference into this prospectus supplement and the accompanying prospectus.

                The underwriters have agreed to purchase the common stock from us at a price of $15.41 per share, which will result in $220,054,800 of proceeds to us before expenses. The underwriters may offer the shares of common stock from time to time for sale in one or more transactions on the NASDAQ Global Select Market, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

                The underwriters may also purchase up to an additional 2,142,000 shares of our common stock from us at the price per share set forth above within 30 days of the date of this prospectus supplement.

                Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                The shares will be ready for delivery on or about January 25, 2012.

Joint Book-Running Managers

BofA Merrill Lynch	Morgan Stanley

The date of this prospectus supplement is January 20, 2012.

              You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement or such prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

Prospectus Supplement

Prospectus

i

ii

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement involve a number of risks and uncertainties, including statements concerning:

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

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  the return or impact of current and future investments;

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  the impact of a protracted decline in the liquidity of credit markets on our business;

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  the impact of fluctuations in interest rates on our business;

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  the impact of changes in laws or regulations (including interpretation thereof) governing our operations or the operations of our portfolio companies;

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  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

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  our ability to successfully integrate our business with the business of Allied Capital Corporation, including rotating out of certain investments acquired in connection therewith;

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  our ability to recover unrealized losses;

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  our ability to successfully invest any capital raised in this offering;

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  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

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  our contractual arrangements and relationships with third parties;

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  Middle East turmoil and the potential for rising energy prices and its impact on the industries in which we invest;

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  the general economy (including inflation and the U.S. budget deficit) and its impact on the industries in which we invest;

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  the uncertainty surrounding the strength of the U.S. economic recovery;

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  United States and European sovereign debt issues;

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  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

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  our expected financings and investments;

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  our ability to successfully integrate any acquisitions;

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  the adequacy of our cash resources and working capital;

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  the timing, form and amount of any dividend distributions;

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  the timing of cash flows, if any, from the operations of our portfolio companies; and

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  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" in the accompanying prospectus and the other information included in this prospectus supplement or the accompanying prospectus.

              The forward-looking statements included in this prospectus supplement and the accompanying prospectus have been based on information available to us as of their respective dates, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

              The forward-looking statements in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

THE COMPANY

              This summary highlights some of the information contained elsewhere in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and "the investment adviser" refer to Ares Capital Management LLC; "Ares Operations" refers to Ares Operations LLC; and "Ares" and "Ares Management" refer to Ares Management LLC and its affiliated companies (other than portfolio companies of its affiliated funds).

              As described in more detail below, we consummated the acquisition (the "Allied Acquisition") of Allied Capital Corporation ("Allied Capital") on April 1, 2010. Other than as set forth in the pro forma financial information or otherwise specifically set forth herein or the accompanying prospectus, financial information presented herein and in the accompanying prospectus for and as of periods ended on or prior to March 31, 2010 does not include any information in respect of Allied Capital. In addition, other than as set forth in the pro forma financial information or otherwise specifically set forth herein or the accompanying prospectus, financial information for the year ended December 31, 2010, including, without limitation, with respect to the Company's consolidated statements of operations, stockholders' equity and cash flows, only includes results attributable to Allied Capital for the period beginning on April 1, 2010.

Ares Capital

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $15 billion of total committed capital under management as of December 31, 2011, including available debt capacity (subject to leverage and borrowing base restrictions), vehicles directly or indirectly managed or co-managed by us or one of our wholly owned subsidiaries and vehicles managed or sub-managed by our wholly owned portfolio company, Ivy Hill Asset Management, L.P. ("IHAM").

              We are externally managed by our investment adviser, Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and a SEC registered investment adviser with approximately $46 billion of total committed capital under management as of December 31, 2011. Ares Operations, our administrator, a wholly owned subsidiary of Ares Management, provides the administrative services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger companies. In this prospectus supplement, we generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA means net income before net interest expense, income tax expense, depreciation and amortization.

              On April 1, 2010, we consummated the Allied Acquisition in an all stock merger whereby each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately

69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments have generally ranged between $20 million and $250 million each, although the investment sizes may be more or less than this range. Our investment sizes are expected to grow with our capital availability.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, which included equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of the assets that were acquired in the Allied Acquisition, particularly non-yielding equity investments and controlled portfolio company investments, as well as lower or non-yielding debt investments and investments that may not be core to our investment strategy, and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity" for further information on the rotation of investments acquired as part of the Allied Acquisition.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount to third parties, such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market.

              The first and second lien senior loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not initially rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Ratings Services). We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms of Ares to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 13 years and its senior principals have an average of over 20 years experience investing in senior loans, high yield bonds, mezzanine debt and private equity securities. The Company has access to the Ares staff of approximately 210 investment professionals and approximately 240 administrative professionals who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations.

              Since our initial public offering on October 8, 2004 through September 30, 2011, our realized gains have exceeded our realized losses by $155.6 million (excluding the one-time gain on the Allied Acquisition and gains/losses from the extinguishment of debt and other assets). For this same time period, we have exited 167 investments, resulting in an aggregate cash flow realized internal rate of return to us of approximately 16% (based on original cash invested of $4.3 billion and total proceeds from such exits of $5.3 billion). Approximately 77% of the exits resulted in an aggregate cash flow internal rate of return to us of 10% or greater. Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These internal rate of return results are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in opportunistic investments in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation" in the accompanying prospectus. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies outside of the United States, entities that are operating pursuant to certain exceptions to the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for in the Investment Company Act.

              We and General Electric Capital Corporation and GE Global Sponsor Finance LLC (collectively, "GE") also co-invest through an unconsolidated vehicle, the Senior Secured Loan Fund LLC, which operates using the name "Senior Secured Loan Program" (the "SSLP"). The SSLP was initially formed in December 2007 to co-invest in "stretch senior" and "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies and, as of September 30, 2011, had approximately $5.1 billion of available capital, approximately $3.7 billion in aggregate principal amount of which was funded as of September 30, 2011. At September 30, 2011, we had agreed to make available to the SSLP approximately $1.0 billion, of which approximately $174 million was unfunded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by both an affiliate of GE and the Company. See "—Recent Developments" for information regarding an increase in the size of the SSLP subsequent to September 30, 2011.

              We also manage an unconsolidated fund, AGILE Fund I, LLC (the "AGILE Fund"), which had approximately $62 million of total committed capital under management as of December 31, 2011.

              In addition, our portfolio company, IHAM, manages 10 unconsolidated credit vehicles and sub-manages four other unconsolidated credit vehicles (these vehicles managed or sub-managed by IHAM are collectively referred to as the "IHAM Vehicles"), which are described in more detail under "Business—Investments—Managed Vehicles" in the accompanying prospectus. We have also made direct investments in securities of certain of these vehicles. As of December 31, 2011, IHAM had total committed capital under management of approximately $3.4 billion, which included approximately $0.3 billion invested by Ares Capital in IHAM or securities issued by the IHAM Vehicles.

About Ares

              Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $46 billion of total committed capital under management and approximately 450 employees as of December 31, 2011.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the origination, acquisition and management of senior loans, high yield bonds, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle-market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

              Ares is comprised of the following groups:

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  Private Debt Group. The Ares Private Debt Group manages Ares Capital, Ares Credit Strategies Fund II, L.P., Ares Credit Strategies Fund III, L.P., Ares Mezzanine Partners, L.P., Ares' private debt middle-market financing business in Europe, Ares Capital Europe ("ACE"), as well as the Ares Commercial Real Estate group, which together had approximately $18.5 billion of total committed capital under management as of December 31, 2011, including capital which may be committed for investment both directly and through certain financial services portfolio companies of the Company. The Ares Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt, which in some cases may include an equity component. The Ares Private Debt Group also makes equity investments in private middle-market companies, usually in conjunction with a concurrent debt investment.

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  Capital Markets Group. The Ares Capital Markets Group had approximately $22.2 billion of total committed capital under management as of December 31, 2011 through a variety of funds and investment vehicles, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

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  Private Equity Group. The Ares Private Equity Group had approximately $5.6 billion of total committed capital under management as of December 31, 2011, primarily through Ares Corporate Opportunities Fund L.P., Ares Corporate Opportunities Fund II, L.P. and Ares Corporate Opportunities Fund III, L.P. (collectively referred to as "ACOF"). ACOF generally makes private equity investments in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. In particular, the Ares Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and certain high net worth individuals investing in Ares' funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 70 U.S.-based investment professionals led by U.S.-based senior partners of the Ares Private Debt Group: Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares has approximately 210 investment professionals covering current investments in more than 1,100 companies across over 30 industries. Ares Capital Management's investment committee has eight members, including senior partners in the Ares Private Debt Group, senior partners in the Ares Private Equity Group and a senior adviser in the Ares Capital Markets Group.

Recent Developments

              In October 2011, Ares Capital and Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of Ares Capital, amended the Revolving Funding Facility (as defined herein) to, among other things, increase the commitment size from $400 million to $500 million.

              In October 2011, the total available capital for the Senior Secured Loan Program was increased from $5.1 billion to $7.7 billion. In connection with this increase, GE and Ares Capital agreed to make available to the SSLP up to $6.2 billion and $1.5 billion, respectively.

              From October 1, 2011 through December 31, 2011, we made new investment commitments of $853 million, of which $823 million were funded. Of these new commitments, 55% were in first lien senior secured debt, 30% were in investments in subordinated certificates of the SSLP, 9% were in second lien senior secured debt, 4% were in senior subordinated debt, and 2% were in equity securities. Of the $853 million of new investment commitments, 94% were floating rate, 4% were fixed rate, and 2% were non-interest bearing. The weighted average yield of debt and income producing securities funded during the period at amortized cost was 12.5%. We may seek to syndicate a portion of these new investment commitments to third parties, although there can be no assurance that we will be able to do so.

              From October 1, 2011 through December 31, 2011, we exited $688 million of investment commitments. Of these investment commitments, 78% were in first lien senior secured debt, 7% were in second lien senior secured debt, 5% were in senior subordinated debt, 5% were in collateralized loan obligations, and 5% were in equity and other securities. Of the $688 million of exited investment commitments, 84% were floating rate investments, 7% were on non-accrual status, 5% were fixed rate investments, and 4% were non-interest bearing. The weighted average yield of debt and income producing securities exited or repaid during the period at amortized cost was 9.5%. On the $688 million of investment commitments exited from October 1, 2011 through December 31, 2011, we recognized total net realized losses of approximately $5 million. Included within the $688 million of investment commitments exited from October 1, 2011 through December 31, 2011 were $92 million of investment commitments acquired as part of the Allied Acquisition. We recognized net realized gains of approximately $2 million on the investments exited that were acquired as part of the Allied Acquisition.

              In addition, as of December 31, 2011, we had an investment backlog and pipeline of $170 million and $215 million, respectively. We may syndicate a portion of these investments and commitments to third parties. The consummation of any of the investments in this backlog and pipeline depends upon, among other things: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. We cannot assure you that we will make any of these investments or that we will syndicate any portion of such investments and commitments.

              In January 2012, Ares Capital and Ares Capital CP amended the Revolving Funding Facility to, among other things, (i) extend the reinvestment period by one year to January 18, 2015, (ii) extend the maturity date by one year to January 18, 2017, and (iii) replace the pricing grid with an applicable spread over LIBOR of 2.50% and an applicable spread over "base rate" of 1.50%.

              Recently, Ares Capital formed Ares Capital JB Funding LLC ("ACJB LLC"), a wholly owned subsidiary of Ares Capital, through which Ares Capital and ACJB LLC have been in negotiations to establish a revolving funding facility (the "New Funding Facility") by entering into a Loan and Servicing Agreement (the "Loan and Servicing Agreement") currently being negotiated with a large international bank. If the transaction is closed as it is currently proposed, the New Funding Facility will allow ACJB LLC to borrow up to $200 million. In connection with the possible New Funding Facility, we expect to enter into a Purchase and Sale Agreement with ACJB LLC pursuant to which we may sell to ACJB LLC certain loans that we have originated or acquired (the "New Loans") from time to time. The obligations of ACJB LLC under the New Funding Facility as proposed will be secured by all of the assets held by ACJB LLC, including the New Loans sold or transferred by Ares Capital to ACJB LLC. It is anticipated that the New Funding Facility will be a revolving funding facility with a three year reinvestment period and an eight year final maturity date and that the reinvestment period and final maturity are both expected to be subject to two one-year extensions by mutual agreement.

              Subject to certain exceptions and as currently proposed, we expect that the interest charged on the New Funding Facility will be based on LIBOR plus 2.125% (with no floor) or a "base rate" (which is the greater of a prime rate and the federal funds rate plus 0.50%) plus 1.125% (with no floor). Neither Ares Capital nor ACJB LLC has entered into the New Funding Facility yet and there can be no assurance that the New Funding Facility will be consummated on the terms described above, if at all. To the extent the New Funding Facility is closed, any borrowings will be subject to leverage and borrowing base restrictions consistent with our other facilities. The foregoing description is a summary only and is qualified by the documents anticipated to be entered into in connection with the New Funding Facility, when, as and if executed by Ares Capital, ACJB LLC and the other parties thereto.

Our Corporate Information

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement or the accompanying prospectus contains a reference to fees or expenses paid or to be paid by "you," "us," "the Company" or "Ares Capital," or that "we" will pay fees or expenses, stockholders will directly or indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid by us	4.23	%(1)
Offering expenses	0.25	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	4.48%

Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock)(4):
Management fees	2.32	%(5)
Incentive fees payable under investment advisory and management agreement (20% of pre-incentive fee net investment income and 20% of realized capital gains, subject to certain limitations)	2.32	%(6)
Interest payments on borrowed funds	3.81	%(7)
Other expenses	1.16	%(8)
Acquired fund fees and expenses	0.01	%(9)

Total annual expenses (estimated)	9.62	%(10)

(1)
The underwriting discounts and commissions with respect to the shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering. Because the underwriters may offer the shares from time to time, for the purpose of calculating sales load, we have assumed the underwriters will sell the shares to the public at a price of $16.09 per share, our closing price on January 19, 2012.

(2)
Amount reflects estimated offering expenses of approximately $580,000 and based on the 14,280,000 shares offered in this offering (assuming that the underwriters do not exercise their option to purchase additional shares).

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses."

(4)
"Consolidated net assets attributable to common stock" equals our average net assets for the nine months ended September 30, 2011.

(5)
Our management fee is currently 1.5% of our total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts). For the purposes of this table, we have assumed that we maintain no cash or cash equivalents. The 2.32% reflected on the table is calculated on our average net assets (rather than our total assets). See "Management—Investment Advisory and Management Agreement" in the accompanying prospectus.

(6)
This item represents our investment adviser's incentive fees based on annualizing actual amounts earned on our pre-incentive fee net investment income for the nine months ended September 30, 2011 and assumes that the incentive fees earned at the end of the 2011 calendar year will be based on the actual cumulative realized capital gains computed net of cumulative realized capital losses and unrealized capital depreciation as of September 30, 2011. For purposes of this table, we have assumed that this fee will remain constant although it is based on Ares Capital's performance and will not be paid unless Ares Capital achieves certain goals. We expect to invest or otherwise utilize all of the net proceeds from this offering within three months of the date of this offering and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of this offering. Since our initial public offering through September 30, 2011, the average quarterly incentive fee payable to our investment adviser has been approximately 0.56% of our weighted average net assets (2.24% on an annualized basis). For more detailed information about incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the year ended December 31, 2010 and the nine months ended September 30, 2011.

  The incentive fee consists of two parts:

  The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 1.75% quarterly (7.0% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

  The second part (the "Capital Gains Fee"), payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

  We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period.

  These calculations will be adjusted for any share issuances or repurchases.

  "Incentive fees payable under investment advisory and management agreement" does not include an accrual (in accordance with GAAP) for a capital gains incentive fee of $28.2 million for the nine months ended September 30, 2011 because no capital gains incentive fee was payable under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Company Act or the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future or that the amount accrued for will ultimately be paid.

  See "Management—Investment Advisory and Management Agreement" in the accompanying prospectus.

(7)
"Interest payments on borrowed funds" represents an estimate of our annualized interest expenses based on actual interest and credit facility expenses incurred for the nine months ended September 30, 2011. During the nine months ended September 30, 2011, our average outstanding borrowings were $1,670.6 million and cash paid for interest expense was $66.1 million. We had outstanding borrowings of $1,899.6 million (with a carrying value of $1,800.2 million) at September 30, 2011. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to this offering. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors' and our investment adviser's assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us" in the accompanying prospectus.

(8)
Includes our overhead expenses, including payments under our administration agreement with Ares Operations, based on our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, and income taxes. Such expenses are estimates based on annualized "Other expenses" for the nine months ended September 30, 2011. The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses. See "Management—Administration Agreement" in the accompanying prospectus.

(9)
The Company's stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act ("Acquired Funds") in which the Company invests. This amount includes the fees and expenses of Acquired Funds in which the Company is invested as of September 30, 2011. Certain of these Acquired Funds are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses are based on historic fees and expenses for the Acquired Funds. For those Acquired Funds with little or no operating history, fees and expenses are based on expected fees and expenses stated in the Acquired Funds' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these Acquired Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Acquired Funds, which may fluctuate over time. The amount of the Company's average net assets used in calculating this percentage was based on average monthly net assets of $3.1 billion for the nine months ended September 30, 2011.

(10)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return(1)	$75	$219	$356	$670

(1)
The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses you would pay, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $85; 3 years, $247; 5 years, $400; and 10 years, $744. However, cash payment of the capital incentive fee would be deferred if during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) was less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

              The following selected financial and other data as of and for the years ended December 31, 2010, 2009, 2008, 2007 and 2006 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in the accompanying prospectus. The selected financial and other data for the nine months ended September 30, 2011 and 2010 and other quarterly financial information are derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the nine months ended September 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus supplement or the accompanying prospectus.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Nine Months Ended September 30, 2011 and 2010 and
As of and For the Years Ended December 31, 2010, 2009, 2008, 2007 and 2006
(dollar amounts in millions, except per share data and as otherwise indicated)

	As of and For the Nine Months Ended September 30, 2011	As of and For the Nine Months Ended September 30, 2010	As of and For the Year Ended December 31, 2010	As of and For the Year Ended December 31, 2009	As of and For the Year Ended December 31, 2008	As of and For the Year Ended December 31, 2007	As of and For the Year Ended December 31, 2006
Total Investment Income	$447.3	$326.2	$483.4	$245.3	$240.4	$188.9	$120.0
Total Expenses	252.8	173.4	262.2	111.3	113.2	94.8	58.4

Net Investment Income Before Income Taxes	194.5	152.8	221.2	134.0	127.2	94.1	61.6

Income Tax Expense (Benefit), Including Excise Tax	4.6	0.4	5.4	0.6	0.2	(0.8)	4.9

Net Investment Income	189.9	152.5	215.8	133.4	127.0	94.9	56.7
Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies and Extinguishment of Debt and Other Assets	11.4	186.6	280.1	69.3	(266.5)	(4.1)	13.0

Gain on the acquisition of Allied Capital Corporation	—	$195.9	$195.9	—	—	—	—

Net Increase (Decrease) in Stockholders' Equity Resulting from Operations	$201.3	$534.9	$691.8	$202.7	$(139.5)	$90.8	$69.7

Per Share Data:
Net Increase (Decrease) in Stockholder's Equity Resulting from Operations:
Basic(1)	$0.98	$3.16	$3.91	$1.99	$(1.56)	$1.34	$1.58
Diluted(1)	$0.98	$3.16	$3.91	$1.99	$(1.56)	$1.34	$1.58
Cash Dividend Declared	$1.05	$1.05	$1.40	$1.47	$1.68	$1.66	$1.64
Net Asset Value	$15.13	$14.43	$14.92	$11.44	$11.27	$15.47	$15.17
Total Assets	$5,045.5	$4,432.2	$4,562.5	$2,313.5	$2,091.3	$1,829.4	$1,348.0
Total Debt (Carrying Value)	$1,800.2	$1,524.1	$1,378.5	$969.5	$908.8	$681.5	$482.0
Total Debt (Principal Value)	$1,899.6	$1,583.3	$1,435.1	$969.5	$908.8	$681.5	$482.0
Total Stockholders' Equity	$3,103.3	$2,778.5	$3,050.5	$1,257.9	$1,094.9	$1,124.6	$789.4
Other Data:
Number of Portfolio Companies at Period End(2)	141	184	170	95	91	78	60
Principal Amount of Investments Purchased	$2,344.4	$1,089.5	$1,583.9	$575.0	$925.9	$1,251.3	$1,087.5
Principal Amount of Investments Acquired as part of the Allied Acquisition	—	$1,833.8	$1,833.8	—	—	—	—
Principal Amount of Investments Sold and Repayments	$1,870.2	$1,163.5	$1,555.1	$515.2	$485.3	$718.7	$430.0
Total Return Based on Market Value(3)	7.1%	34.1%	43.6%	119.9%	(45.3)%	(14.8)%	29.1%
Total Return Based on Net Asset Value(4)	6.6%	24.1%	31.6%	17.8%	(11.2)%	9.0%	10.7%

	As of and For the Nine Months Ended September 30, 2011	As of and For the Nine Months Ended September 30, 2010	As of and For the Year Ended December 31, 2010	As of and For the Year Ended December 31, 2009	As of and For the Year Ended December 31, 2008	As of and For the Year Ended December 31, 2007	As of and For the Year Ended December 31, 2006
Weighted Average Yield of Debt and Income Producing Equity Securities at Fair Value(5):	11.9%	12.9%	12.9%	12.7%	12.8%	11.7%	12.0%
Weighted Average Yield of Debt and Income Producing Equity Securities at Amortized Cost(5):	11.9%	13.1%	13.2%	12.1%	11.7%	11.6%	11.6%

(1)
In accordance with Accounting Standards Codification ("ASC") 260-10 (previously Statement of Financial Accounting Standards ("SFAS") No. 128, Earnings Per Share), the weighted average shares of common stock outstanding used in computing basic and diluted earnings per common share have been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that we issued to stockholders of record as of March 24, 2008 in connection with a rights offering.

(2)
Includes commitments to portfolio companies for which funding has yet to occur.

(3)
Total return based on market value for the nine months ended September 30, 2011 equals the decrease of the ending market value at September 30, 2011 of $13.77 per share over the ending market value at December 31, 2010 of $16.48 per share plus the declared dividends of $1.05 per share for the nine months ended September 30, 2011. Total return based on market value for the year ended December 31, 2010 equals the increase of the ending market value at December 31, 2010 of $16.48 per share over the ending market value at December 31, 2009 of $12.45 per share plus the declared dividends of $1.40 per share for the year ended December 31, 2010. Total return based on market value for the year ended December 31, 2009 equals the increase of the ending market value at December 31, 2009 of $12.45 per share over the ending market value at December 31, 2008 of $6.33 per share plus the declared dividends of $1.47 per share for the year ended December 31, 2009. Total return based on market value for the year ended December 31, 2008 equals the decrease of the ending market value at December 31, 2008 of $6.33 per share from the ending market value at December 31, 2007 of $14.63 per share plus the declared dividends of $1.68 per share for the year ended December 31, 2008. Total return based on market value for the year ended December 31, 2007 equals the decrease of the ending market value at December 31, 2007 of $14.63 per share from the ending market value at December 31, 2006 of $19.11 per share plus the declared dividends of $1.66 per share for the year ended December 31, 2007. Total return based on market value for the year ended December 31, 2006 equals the increase of the ending market value at December 31, 2006 of $19.11 per share over the ending market value at December 31, 2005 of $16.07 per share plus the declared dividends of $1.64 per share for the year ended December 31, 2006. Total return based on market value is not annualized.

(4)
Total return based on net asset value for the nine months ended September 30, 2011 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.05 per share for the nine months ended September 30, 2011, divided by the beginning asset value. Total return based on net asset value for the year ended December 31, 2010 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.40 per share for the year ended December 31, 2010, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2009 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.47 per share for the year ended December 31, 2009, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2008 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2007 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.66 per share for the year ended December 31, 2007, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2006 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.64 per share for the year ended December 31, 2006, divided by the beginning net asset value. Total return based on net asset value is not annualized.

(5)
Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, divided by (b) total debt and income producing securities at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, divided by (b) total income producing securities and debt at amortized cost included in such securities.

SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

	2011
	Q3	Q2	Q1
Total investment income	$167,365	$144,307	$135,691
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$108,517	$85,509	$78,764
Incentive compensation	$10,159	$41,746	$30,941
Net investment income before net realized and unrealized gains (losses)	$98,358	$43,763	$47,823
Net realized and unrealized gains (losses)	$(57,719)	$(6,840)	$75,943
Net increase in stockholders' equity resulting from operations	$40,369	$36,923	$123,766
Basic and diluted earnings per common share	$0.20	$0.18	$0.61
Net asset value per share as of the end of the quarter	$15.13	$15.28	$15.45

	2010
	Q4	Q3	Q2		Q1
Total investment income	$157,170	$138,126	$121,590		$66,510
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$99,323	$89,025	$64,514		$39,849
Incentive compensation	$35,973	$17,805	$14,973		$8,144
Net investment income before net realized and unrealized gains (losses)	$63,350	$71,220	$49,541		$31,705
Net realized and unrealized gains (losses)	$93,538	$57,157	$280,613	(1)	$44,710
Net increase in stockholders' equity resulting from operations	$156,888	$128,377	$330,154		$76,415
Basic and diluted earnings per common share	$0.79	$0.67	$1.73		$0.61
Net asset value per share as of the end of the quarter	$14.92	$14.43	$14.11		$11.78

(1)
Includes gain on the Allied Acquisition of $195,876.

	2009
	Q4	Q3	Q2	Q1
Total investment income	$69,264	$60,881	$59,111	$56,016
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$47,920	$41,133	$39,935	$37,750
Incentive compensation	$9,568	$8,227	$7,987	$7,550
Net investment income before net realized and unrealized gains (losses)	$38,352	$32,906	$31,948	$30,200
Net realized and unrealized gains (losses)	$31,278	$30,370	$2,805	$4,834
Net increase (decrease) in stockholders' equity resulting from operations	$69,630	$63,276	$34,753	$35,034
Basic and diluted earnings per common share	$0.64	$0.62	$0.36	$0.36
Net asset value per share as of the end of the quarter	$11.44	$11.16	$11.21	$11.20

	2008
	Q4	Q3	Q2	Q1
Total investment income	$62,723	$62,067	$63,464	$52,207
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$40,173	$41,025	$45,076	$32,466
Incentive compensation	$8,035	$8,205	$9,015	$6,493
Net investment income before net realized and unrealized gains (losses)	$32,138	$32,820	$36,061	$25,973
Net realized and unrealized gains (losses)	$(142,638)	$(74,213)	$(32,789)	$(16,807)
Net increase (decrease) in stockholders' equity resulting from operations	$(110,500)	$(41,393)	$3,272	$9,166
Basic and diluted earnings per common share	$(1.14)	$(0.43)	$0.04	$0.12
Net asset value per share as of the end of the quarter	$11.27	$12.83	$13.67	$15.17

UNAUDITED SELECTED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

              The following table sets forth the unaudited pro forma condensed consolidated statement of operations for Ares Capital and Allied Capital as a consolidated entity. The unaudited pro forma condensed consolidated operating data for the year ended December 31, 2010 is presented as if the Allied Acquisition had been completed on January 1, 2010. In the opinion of management, all adjustments necessary to reflect the effect of this transaction have been made. The Allied Acquisition was accounted for under the acquisition method of accounting as provided by ASC 805-10 (previously SFAS No. 141(R)), Business Combinations ("ASC 805-10").

              The unaudited pro forma condensed consolidated statement of operations should be read together with the respective historical audited and unaudited consolidated financial statements of Allied Capital and Ares Capital, and the notes thereto, included elsewhere in this prospectus supplement or the accompanying prospectus. The unaudited pro forma condensed consolidated statement of operations is presented for comparative purposes only and does not necessarily indicate the future operating results of Ares Capital following the completion of the Allied Acquisition. The unaudited pro forma condensed consolidated statement of operations does not include adjustments to reflect any cost savings or other operational efficiencies that may be realized as a result of the Allied Acquisition or any future merger related restructuring or integration expenses.

              The following should be read in connection with the section entitled "Unaudited Pro Forma Condensed Consolidated Statement of Operations" and other information included in this prospectus supplement and the accompanying prospectus.

              See in this prospectus supplement "Management's Discussion and Analysis of Financial Condition and Results of Operations—Allied Acquisition" for a description of the terms of the Allied Acquisition and in the accompanying prospectus "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition or it may take longer than anticipated to achieve such benefits" for a description of certain risks associated with the Allied Acquisition.

(dollar amounts in thousands, except per share data and as otherwise indicated)

For the Year Ended December 31, 2010
Total Investment Income	$537,488
Total Expenses	291,912

Net Investment Income Before Income Taxes	245,576
Income Tax Expense	6,594

Net Investment Income	238,982

Net Realized and Unrealized Gains on Investments, Foreign Currencies, Acquisitions, Extinguishment of Debt and Sale of Other Assets	246,879

Net Increase in Stockholders' Equity Resulting from Operations	$485,861

 UNAUDITED PRO FORMA PER SHARE DATA

              The following selected unaudited combined pro forma per share information for the year ended December 31, 2010 reflects the Allied Acquisition and related transactions as if they had occurred on January 1, 2010.

              Such unaudited pro forma combined per share information is based on the historical financial statements of Ares Capital and Allied Capital and on publicly available information and certain assumptions and adjustments as discussed in the section entitled "Unaudited Pro Forma Condensed Consolidated Statement of Operations." This unaudited pro forma combined per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results of Ares Capital or Allied Capital would have been had the Allied Acquisition and related transactions been completed at the beginning of the period indicated, nor are they necessarily indicative of any future operating results.

              The following should be read in connection with the section entitled "Unaudited Pro Forma Condensed Consolidated Statement of Operations" and other information included in this prospectus supplement and the accompanying prospectus.

              See in this prospectus supplement "Management's Discussion and Analysis of Financial Condition and Results of Operations—Allied Acquisition" for a description of the terms of the Allied Acquisition and in the accompanying prospectus "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition or it may take longer than anticipated to achieve such benefits" for a description of certain risks associated with the Allied Acquisition.

	For the Year Ended December 31, 2010
	Ares Capital	Allied Capital	Pro forma Combined— Ares Capital	Per Equivalent Allied Capital Share(1)
Net Increase (Decrease) in Stockholders' Equity Resulting from Operations:
Basic	$3.91	$(0.20)	$2.54	$0.83
Diluted	$3.91	$(0.20)	$2.54	$0.83
Cash Dividends Declared(2)	$1.40	$0.20	$1.40	$0.46

(1)
The Allied Capital equivalent pro forma per share amount is calculated by multiplying the pro forma combined share amounts by the common stock exchange ratio of 0.325.

(2)
The cash dividends declared per share represent the actual dividends declared per share for the period presented. The pro forma combined dividends declared is the dividends per share as declared by Ares Capital.

USE OF PROCEEDS

              We estimate that the net proceeds we will receive from the sale of 14,280,000 shares of our common stock in this offering will be approximately $219.5 million (or approximately $252.5 million if the underwriters fully exercise their option to purchase additional shares), in each case after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

              We expect to use the net proceeds of this offering to repay outstanding indebtedness under the Revolving Credit Facility ($395.0 million outstanding as of December 31, 2011) or the Revolving Funding Facility ($463.0 million outstanding as of December 31, 2011).

              Subject to certain exceptions, pricing under the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit rating. As of December 31, 2011, the effective LIBOR spread under the Revolving Credit Facility was 3.00%. The Revolving Credit Facility matures on January 22, 2013. Subject to certain exceptions, the interest charged on the Revolving Funding Facility is based on LIBOR plus an applicable spread of 2.50% or on a "base rate" plus an applicable spread of 1.50%. The effective LIBOR spread under the Revolving Funding Facility as of the date of this prospectus supplement was 2.50%. The Revolving Funding Facility is scheduled to expire on January 18, 2017 (subject to a one-year extension option exercisable upon mutual consent).

              Affiliates of certain of the underwriters are lenders under the Revolving Credit Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent such proceeds are used to repay or repurchase outstanding indebtedness under the Revolving Credit Facility.

              We intend to use any net proceeds from this offering that are not applied as described above for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective.

              Investing in portfolio companies could include investments in our investment backlog and pipeline that, as of December 31, 2011, were approximately $170 million and $215 million, respectively. Please note that the consummation of any of the investments in this backlog and pipeline depends upon, among other things: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation, and there can be no guarantee that we will consummate any of these investments or that we will syndicate any portion of such investments or commitments.

              Our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies. In addition to such investments, we may invest up to 30% of our portfolio in opportunistic investments of non-qualifying assets, as permitted by the Investment Company Act. As part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies outside of the United States, entities that are operating pursuant to certain exceptions to the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for in the Investment Company Act.

              Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock may decline. See "Regulation—Temporary Investments" in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." Our common stock has historically traded at prices both above and below its net asset value per share. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital" in the accompanying prospectus.

              The following table sets forth, for each fiscal quarter for the fiscal years ended December 31, 2009, 2010 and 2011, the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a percentage of net asset value and the dividends or distributions declared by us. On January 19, 2012, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $16.09 per share, which represented a premium of approximately 6.3% to the net asset value per share reported by us as of September 30, 2011.

		Price Range		High Sales Price to Net Asset Value(2)	Low Sales Price to Net Asset Value(2)	Cash Dividend Per Share(3)
	Net Asset Value(1)
		High	Low
Year ended December 31, 2009
First Quarter	$11.20	$7.39	$3.21	66.0%	28.7%	$0.42
Second Quarter	$11.21	$8.31	$4.53	74.1%	40.4%	$0.35
Third Quarter	$11.16	$11.02	$7.04	98.7%	63.1%	$0.35
Fourth Quarter	$11.44	$12.71	$10.21	111.1%	89.2%	$0.35
Year ended December 31, 2010
First Quarter	$11.78	$14.82	$11.75	125.8%	99.7%	$0.35
Second Quarter	$14.11	$16.40	$12.53	116.2%	88.8%	$0.35
Third Quarter	$14.43	$15.89	$12.44	110.1%	86.2%	$0.35
Fourth Quarter	$14.92	$17.26	$15.64	115.7%	104.8%	$0.35
Year ending December 31, 2011
First Quarter	$15.45	$17.83	$16.08	115.4%	104.1%	$0.35
Second Quarter	$15.28	$17.71	$15.70	115.9%	102.7%	$0.35
Third Quarter	$15.13	$16.30	$13.07	107.7%	86.4%	$0.35
Fourth Quarter	*	$15.95	$13.26	*	*	$0.36
Year ending December 31, 2012
First Quarter (through January 19, 2012)	*	$16.09	$15.51	*	*	**

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price divided by net asset value.

(3)
Represents the dividend or distribution declared in the relevant quarter.

*
Net asset value has not yet been calculated for this period.

**
Dividend has not yet been declared for this period.

              We currently intend to distribute quarterly dividends or distributions to our stockholders. Our quarterly dividends or distributions, if any, will be determined by our board of directors.

              The following table summarizes our dividends or distributions declared to date:

Date Declared	Record Date	Payment Date	Amount
December 16, 2004	December 27, 2004	January 26, 2005	$0.30

Total declared for 2004			$0.30

February 23, 2005	March 7, 2005	April 15, 2005	$0.30
June 20, 2005	June 30, 2005	July 15, 2005	$0.32
September 6, 2005	September 16, 2005	September 30, 2005	$0.34
December 12, 2005	December 22, 2005	January 16, 2006	$0.34

Total declared for 2005			$1.30

February 28, 2006	March 24, 2006	April 14, 2006	$0.36
May 8, 2006	June 15, 2006	June 30, 2006	$0.38
August 9, 2006	September 15, 2006	September 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.10

Total declared for 2006			$1.64

March 8, 2007	March 19, 2007	March 30, 2007	$0.41
May 10, 2007	June 15, 2007	June 29, 2007	$0.41
August 9, 2007	September 14, 2007	September 28, 2007	$0.42
November 8, 2007	December 14, 2007	December 31, 2007	$0.42

Total declared for 2007			$1.66

February 28, 2008	March 17, 2008	March 31, 2008	$0.42
May 8, 2008	June 16, 2008	June 30, 2008	$0.42
August 7, 2008	September 15, 2008	September 30, 2008	$0.42
November 6, 2008	December 15, 2008	January 2, 2009	$0.42

Total declared for 2008			$1.68

March 2, 2009	March 16, 2009	March 31, 2009	$0.42
May 7, 2009	June 15, 2009	June 30, 2009	$0.35
August 6, 2009	September 15, 2009	September 30, 2009	$0.35
November 5, 2009	December 15, 2009	December 31, 2009	$0.35

Total declared for 2009			$1.47

February 25, 2010	March 15, 2010	March 31, 2010	$0.35
May 10, 2010	June 15, 2010	June 30, 2010	$0.35
August 5, 2010	September 15, 2010	September 30, 2010	$0.35
November 4, 2010	December 15, 2010	December 31, 2010	$0.35

Total declared for 2010			$1.40

March 1, 2011	March 15, 2011	March 31, 2011	$0.35
May 3, 2011	June 15, 2011	June 30, 2011	$0.35
August 4, 2011	September 15, 2011	September 30, 2011	$0.35
November 8, 2011	December 15, 2011	December 30, 2011	$0.36

Total declared for 2011			$1.41

              To maintain our status as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders. In addition, the Company generally will be required to pay an excise tax equal to 4% of the amount by which 98% of the Company's (i) ordinary income recognized during a calendar year and (ii) capital gain net income (as defined by the Code) recognized for the one year period ending on October 31st of a calendar year exceeds the distributions for the year. For 2011 and beyond, 98.2% of capital gain net income must be distributed to avoid the excise tax. The taxable income on which excise tax is paid is generally distributed to stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income for distribution in the following year, and pay any applicable excise tax. For the nine months ended September 30, 2011 we recorded a net excise tax expense of $4.1 million. For the year ended December 31, 2010 we recorded a net excise tax expense of $2.2 million. We cannot assure you that we will achieve results that will permit the payment of any cash distributions.

              We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan" in the accompanying prospectus.

 CAPITALIZATION

              The following table sets forth our actual capitalization at September 30, 2011. You should read this table together with "Use of Proceeds" and our most recent balance sheet included elsewhere in this prospectus supplement.

As of September 30, 2011 (unaudited) (in thousands, except per share data)
Actual
Cash and cash equivalents	$103,146

Debt(1)
Revolving Funding Facility	$383,000
Revolving Credit Facility	189,820
Debt Securitization	91,808
February 2016 Convertible Notes	539,394
June 2016 Convertible Notes	215,252
2040 Notes	200,000
2047 Notes	180,938

Total Debt	1,800,212
Stockholders' Equity
Common stock, par value $.001 per share, 400,000 common shares authorized, 205,130 issued and outstanding	205
Capital in excess of par value	3,271,595
Accumulated overdistributed net investment income	(36,245)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(84,010)
Net unrealized loss on investments and foreign currency transactions	(48,267)

Total stockholders' equity	3,103,278

Total capitalization	$4,903,490

(1)
The above table reflects the carrying value of indebtedness outstanding as of September 30, 2011. As of December 31, 2011, indebtedness under the Revolving Credit Facility and the Revolving Funding Facility was $395.0 million and $463.0 million, respectively. The net proceeds from the sale of our common stock in this offering are expected to be used to pay down outstanding indebtedness under the Revolving Credit Facility or the Revolving Funding Facility. See "Use of Proceeds."

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the Selected Condensed Consolidated Financial Data of Ares Capital and our financial statements and notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and on October 8, 2004 completed our initial public offering.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component like warrants.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, which included equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of the assets that were acquired in the Allied Acquisition, particularly non-yielding equity investments, as well as lower or non-yielding debt investments and investments that may not be core to our investment strategy, and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful.

              We are externally managed by Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and an SEC-registered investment adviser, pursuant to an investment advisory and management agreement. Ares Operations, a wholly owned subsidiary of Ares Management, provides the administrative services necessary for us to operate.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

              The Company has elected to be treated as a RIC under Subchapter M of the Code, and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

Allied Acquisition

              On April 1, 2010, we consummated the Allied Acquisition in an all stock merger whereby each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              Information presented herein as of the three and nine months ended September 30, 2011 and as of the three and nine months ended September 30, 2010 includes the results of operations and financial condition of the combined company following the Allied Acquisition unless otherwise indicated in the footnotes.

PORTFOLIO AND INVESTMENT ACTIVITY

              The Company's investment activity for the three months ended September 30, 2011 and 2010 is presented below (information presented herein is at amortized cost unless otherwise indicated).

	For the three months ended
(dollar amounts in millions)	September 30, 2011	September 30, 2010
New investment commitments(1):
New portfolio companies	$418.7	$39.5
Existing portfolio companies(2)	1,011.1	472.3

Total new investment commitments	1,429.8	511.8
Less:
Investment commitments exited(3)	971.8	230.7

Net investment commitments	$458.0	$281.1
Principal amount of investments funded:
Senior term debt	$933.1	$236.0
Senior subordinated debt	—	40.4
Subordinated Certificates of the Senior Secured Loan Fund LLC (the "SSLP")(4)	56.4	209.9
Equity and other	142.2	23.0

Total	$1,131.7	$509.3
Principal amount of investments sold or repaid excluding investments acquired as part of the Allied Acquisition:
Senior term debt	$621.8	$74.7
Senior subordinated debt	123.4	56.5
Equity and other	69.7	0.1

Total	$814.9	$131.3
Principal amount of investments acquired as part of the Allied Acquisition sold or repaid:
Senior term debt	$60.8	$90.5
Senior subordinated debt	35.3	5.0
Collateralized loan obligations	—	2.5
Equity and other	13.6	1.4

Total	$109.7	$99.4
Number of new investment commitments(5)	20	19
Average new investment commitment amount	$71.5	$26.9
Weighted average term for new investment commitments (in months)(7)	62	57
Percentage of new investment commitments at floating rates	96%	44%
Percentage of new investment commitments at fixed rates	4%	51%

	For the three months ended
(dollar amounts in millions)	September 30, 2011	September 30, 2010
Weighted average yield of debt and income producing securities(6)(7):
Funded during the period at fair value	9.9%	13.0%
Funded during the period at amortized cost	10.0%	13.1%
Exited or repaid during the period at fair value(8)	9.9%	13.2%
Exited or repaid during the period at amortized cost	9.9%	13.2%
Weighted average yield of debt and income producing securities acquired as part of the Allied Acquisition(6):
Exited or repaid during the period at fair value	15.5%	13.3%
Exited or repaid during the period at amortized cost	13.1%	13.2%

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans.

(2)
Includes investment commitments to the SSLP of $56.4 million and $209.9 million for the three months ended September 30, 2011 and 2010, respectively.

(3)
Investment commitments exited for the three months ended September 30, 2011 and 2010 include $105.3 million and $99.1 million, respectively, of investment commitments acquired in connection with the Allied Acquisition.

(4)
See Notes 4 and 17 to our consolidated financial statements for the three and nine months ended September 30, 2011 for more detail on the SSLP.

(5)
Number of new investment commitments represents each commitment to a particular portfolio company.

(6)
"Weighted average yield at fair value" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total debt and income producing securities at fair value. "Weighted average yield at amortized cost" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total debt and income producing securities at amortized cost.

(7)
Excludes investment commitments acquired as part of the Allied Acquisition on April 1, 2010.

(8)
Represents fair value as of the most recent quarter end.

              As of September 30, 2011 and December 31, 2010, investments consisted of the following:

	As of
	September 30, 2011		December 31, 2010
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior term debt	$2,587.4	$2,547.1	$1,722.1	$1,695.5
Subordinated Certificates of the SSLP(1)	777.4	796.5	537.5	561.7
Senior subordinated debt	599.1	529.9	1,055.5	1,014.5
Collateralized loan obligations	92.5	90.7	219.3	261.2
Preferred equity securities	244.0	236.4	137.4	143.5
Other equity securities	480.8	534.5	579.2	607.7
Commercial real estate	22.2	20.1	41.0	33.9

Total	$4,803.4	$4,755.2	$4,292.0	$4,318.0

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans to 25 and 20 different borrowers as of September 30, 2011 and December 31, 2010, respectively.

              The weighted average yields at fair value and amortized cost of the following portions of our portfolio as of September 30, 2011 and December 31, 2010 were as follows:

	As of
	September 30, 2011		December 31, 2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Debt and income producing securities	11.9%	11.9%	13.2%	12.9%
Debt and income producing securities for investments acquired as part of the Allied Acquisition	15.1%	14.7%	15.2%	14.0%
Total portfolio	10.1%	10.2%	10.6%	10.5%
Senior term debt	10.3%	10.5%	10.6%	10.8%
First lien senior term debt	9.8%	9.9%	10.3%	10.2%
Second lien senior term debt	11.6%	11.9%	11.3%	12.1%
Subordinated Certificates of the SSLP(1)	16.0%	15.6%	16.5%	15.8%
Senior subordinated debt	11.1%	12.6%	13.1%	13.6%
Collateralized loan obligations	8.2%	8.4%	18.7%	15.7%
Income producing equity securities (excluding collateralized loan obligations)	10.7%	10.6%	7.7%	7.7%

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans.

              Below is certain information regarding changes in the investments acquired in the Allied Acquisition since April 1, 2010 through September 30, 2011:

	Investments at Fair Value as of
	April 1, 2010			September 30, 2011			Net Change in Fair Value
		% of Total Investments	Weighted Average Yield		% of Total Investments	Weighted Average Yield
(dollar amounts in millions)	$			$			$
Investments with yields less than 10%
Debt with yields less than 10%	$128.3	7.0%	6.5%	$38.4	4.5%	5.0%	$(89.9)
Debt on non-accrual status	335.6	18.3%	—%	58.7	6.8%	—%	(276.9)
Equity securities	270.8	14.8%	—%	183.4	21.4%	0.4%	(87.4)
Commercial real estate and other	34.5	1.9%	3.3%	10.9	1.3%	—%	(23.6)

Total	$769.2	42.0%	1.2%	$291.4	34.0%	0.9%	$(477.8)

Investments with yields equal to or greater than 10%
Debt with yields equal to or greater than 10%	$950.2	51.8%	14.3%	$567.2	66.0%	15.3%	$(383.0)
Collateralized loan obligations	114.4	6.2%	18.9%	—	—%	—%	(114.4)

Total	$1,064.6	58.0%	14.8%	$567.2	66.0%	15.3%	$(497.4)

Total	$1,833.8	100.0%	9.1%	$858.6	100.0%	10.4%	$(975.2)

              Since April 1, 2010 and through September 30, 2011, we have decreased the assets comprising the legacy Allied Capital portfolio by approximately $975 million, primarily as a result of exits and repayments, at cost, of approximately $1,128 million and net unrealized depreciation in the portfolio of approximately $42 million, net of other increases of approximately $195 million due to fundings of revolving and other commitments of $128 million, payment-in-kind ("PIK") interest and accretion of purchase discounts. From April 1, 2010 through September 30, 2011 we also recognized $124 million in net realized gains on the exits and repayments of investments acquired in the Allied Acquisition resulting in total proceeds received from exits and repayments of $1,252 million. Ares Capital intends to continue its strategy of rotating and repositioning a portion of the legacy Allied Capital portfolio, with a focus on reducing our holdings of lower and non-yielding investments, investments on non-accrual and investments that may not be core to our investment strategy. However, there can be no assurance that this strategy will be successful.

              Our investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the cost of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is not anticipated that we will be repaid in an amount equal to our full initial cost basis. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company.

              Each investment acquired in the Allied Acquisition was initially assessed a grade of 3 (i.e., the grade we generally assign a portfolio company at origination or acquisition) on April 1, 2010, the date of initial acquisition, reflecting the relative risk to our initial cost basis of such investments. Our investment adviser grades the investments in our portfolio at least each quarter and it is possible that the grade of certain of these portfolio investments may be reduced or increased over time.

              Set forth below is the grade distribution of our portfolio companies as of September 30, 2011 and December 31, 2010:

	As of
	September 30, 2011				December 31, 2010
(dollar amounts in millions)	Fair Value	%	Number of Companies	%	Fair Value	%	Number of Companies	%
Grade 1	$28.3	0.6%	7	5.0%	$13.5	0.3%	10	5.9%
Grade 2	267.7	5.6%	13	9.2%	153.9	3.6%	12	7.1%
Grade 3	4,135.6	87.0%	116	82.3%	3,503.4	81.1%	127	74.7%
Grade 4	323.6	6.8%	5	3.5%	647.2	15.0%	21	12.3%

	$4,755.2	100.0%	141	100.0%	$4,318.0	100.0%	170	100.0%

              As of September 30, 2011, the weighted average grade of the investments in our portfolio (excluding investments acquired in connection with the Allied Acquisition), the investments in our portfolio acquired in connection with the Allied Acquisition and the investments in our portfolio as a whole were 3.0, 2.8 and 3.0, respectively. As of December 31, 2010, the weighted average grade of the investments in our portfolio (excluding investments acquired in connection with the Allied Acquisition), the investments in our portfolio acquired in connection with the Allied Acquisition and the investments in our portfolio as a whole were each 3.1.

              Investments on non-accrual status as of September 30, 2011 and December 31, 2010, were as follows:

	As of
	September 30, 2011		December 31, 2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Investments, excluding investments acquired in connection with the Allied Acquisition	1.4%	0.4%	2.3%	0.3%
Investments acquired in connection with the Allied Acquisition	2.6%	1.2%	1.5%	1.0%

	4.0%	1.6%	3.8%	1.3%

RESULTS OF OPERATIONS

For the three and nine months ended September 30, 2011 and 2010

              Operating results for the three and nine months ended September 30, 2011 and 2010 are as follows:

	For the three months ended		For the nine months ended
(in millions)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Total investment income	$167.4	$138.1	$447.3	$326.2
Total expenses	68.4	67.1	252.8	173.4

Net investment income before income taxes	99.0	71.0	194.5	152.8
Income tax expense (benefit), including excise tax	0.7	(0.2)	4.6	0.4

Net investment income	98.3	71.2	189.9	152.4
Net realized gains from investments and foreign currencies	48.8	1.2	105.0	8.7
Net unrealized gains (losses) from investments	(106.5)	57.5	(74.3)	179.9
Gain from the acquisition of Allied Capital	—	—	—	195.9
Realized losses on extinguishment of debt	—	(1.6)	(19.3)	(2.0)

Net increase in stockholders' equity resulting from operations	$40.6	$128.3	$201.3	$534.9

              Net income can vary substantially from period to period as a result of various factors, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

	For the three months ended		For the nine months ended
(in millions)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Interest	$121.5	$107.9	$343.4	$273.4
Capital structuring service fees	28.1	20.6	59.2	30.4
Dividend income	11.3	3.9	26.8	7.8
Management fees	4.2	4.4	12.2	10.1
Other income	2.3	1.3	5.7	4.5

Total investment income	$167.4	$138.1	$447.3	$326.2

              The increase in interest income for the three months ended September 30, 2011 was primarily due to the increase in the size of the portfolio from an average of $4.0 billion at amortized cost for the three months ended September 30, 2010 to an average of $4.7 billion at amortized cost for the comparable period in 2011. The increase in capital structuring service fees for the three months ended September 30, 2011 compared to the same period in 2010 was primarily due to the increase in new investment commitments, which increased from $512 million for the three months ended September 30, 2010 to $1.4 billion for the comparable period in 2011. The increase in dividend income for the three months ended September 30, 2011 was due to an increase in dividend income from IHAM which was $4.8 million for the three months ended September 30, 2011 and $2.5 million for the comparable period in 2010, as well as an increase in dividends from certain portfolio companies. Total dividend income for the three months ended September 30, 2011 included $3.5 million of dividend income that were non-recurring in nature.

              The increase in interest income for the nine months ended September 30, 2011 was primarily due to the increase in the size of the portfolio which increased from an average of $3.5 billion at amortized cost for the nine months ended September 30, 2010 to an average of $4.5 billion at amortized cost for the comparable period in 2011. The increase in capital structuring service fees for the nine months ended September 30, 2011 was primarily due to the increase in new investment commitments, which increased from $1.2 billion for the nine months ended September 30, 2010 to $2.8 billion for the comparable period in 2011. The increase in dividend income for the nine months ended September 30, 2011 was due to increase in dividend income from IHAM, which was $14.3 million for the nine months ended September 30, 2011, compared to $4.3 million for the comparable period in 2010, as well as an increase in dividends from certain portfolio companies. Total dividend income for the nine months ended September 30, 2011 included $7.9 million of dividends that were non-recurring in nature.

Operating Expenses

	For the three months ended		For the nine months ended
(in millions)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Interest and credit facility fees	$31.0	$22.8	$89.7	$54.5
Incentive management fees related to pre-incentive fee net investment income	21.7	17.8	54.6	40.9
Incentive management fees related to capital gains per GAAP	(11.5)	—	28.2	—
Base management fees	18.3	15.4	52.5	35.6
Professional fees	3.7	3.2	11.0	9.2
Administrative fees	2.0	2.6	6.9	6.2
Professional fees and other costs related to the Allied Acquisition	1.1	1.5	2.0	17.8
Other general and administrative	2.1	3.8	7.9	9.2

Total operating expenses	$68.4	$67.1	$252.8	$173.4

              Interest and credit facility fees for the three and nine months ended September 30, 2011 and 2010, were comprised of the following:

	For the three months ended		For the nine months ended
(in millions)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Stated interest expense	$24.2	$16.7	$66.3	$38.7
Facility fees	0.9	1.0	5.2	3.5
Amortization of debt issuance costs	3.4	2.1	9.6	6.6
Accretion of discount related to the Allied Unsecured Notes	0.1	3.0	2.6	5.7
Accretion of original issue discount on the Convertible Notes	2.4	—	6.0	—

Total interest and credit facility fees expense	$31.0	$22.8	$89.7	$54.5

              Stated interest expense for the three and nine months ended September 30, 2011 increased from the comparable periods in 2010 due to the increase in our average principal debt outstanding for such periods and an increase in our weighted average stated interest rate. For the three months ended September 30, 2011, the average principal debt outstanding was $2.0 billion as compared to $1.4 billion for the comparable period in 2010, and the weighted averaged stated interest rate was 4.9% as compared to 4.8% for the comparable period in 2010. For the nine months ended September 30, 2011, the average principal debt outstanding was $1.7 billion as compared to $1.5 billion for the comparable period in 2010, and the weighted average stated interest rate was 5.3% as compared to 2.6% for the comparable period in 2010. Our weighted average stated interest rate of indebtedness for 2011 increased from the comparable periods in 2010 due to having higher amounts of unsecured indebtedness, with longer durations to maturity and higher stated interest rates, outstanding during the respective periods. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources, Debt Capital Activities" below.

              The increase in base management fees and incentive management fees related to pre-incentive fee net investment income for the three and nine months ended September 30, 2011 from the comparable periods in 2010 was primarily due to the increase in the size of the portfolio and in the case of incentive management fees, the related increase in pre-incentive fee net investment income. For the three months ended September 30, 2011, we recorded a reduction in accrued capital gains incentive fees in accordance with GAAP of $11.5 million due to a reduction in cumulative net realized and unrealized gains since June 30, 2011. For the nine months ended September 30, 2011, the capital gains incentive fee expense was $28.2 million bringing the total capital gains incentive fee accrual in accordance with GAAP to $43.8 million (included in management and incentive fees payable in the consolidated balance sheet) as of September 30, 2011. As a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement (the "Capital Gains Amendment") that was adopted June 6, 2011, the nine months ended September 30, 2011 included an accrual of $26.0 million of capital gains incentive fees in accordance with GAAP as a result of the application of the Capital Gains Amendment with respect to the assets purchased in the Allied Acquisition. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the three and nine months ended September 30, 2011 we did not incur a Capital Gains Fee under the investment advisory and management agreement and therefore there are no amounts currently due under the agreement. There was no capital gains incentive fee accrual in accordance with GAAP, nor a Capital Gains Fee recorded for the three and nine months ended September 30, 2010. See Note 3 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011 for more information on the incentive and base management fees.

              Professional fees include legal, accounting, valuation and other professional fees incurred related to the management of the Company. Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. The general increases in professional fees and administrative fees were primarily due to the increase in the size of the Company following the Allied Acquisition and the various associated costs of managing a larger portfolio. The decline in professional fees and other costs related to the Allied Acquisition primarily resulted from having substantially completed the integration of Allied Capital by December 31, 2010, and thus we incurred a lower level of expenses in 2011. Other general and administrative expenses include rent, insurance, depreciation, director's fees and other costs.

Income Tax Expense, Including Excise Tax

              The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, the Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income. For the three and nine months ended September 30, 2011, a net expense of $2.3 million and $4.1 million, respectively, was recorded for U.S. federal excise tax. For the three and nine months ended September 30, 2010, the Company recorded no amounts for U.S. federal excise tax.

              Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes. For the three and nine months ended September 30, 2011, we recorded a tax (benefit) expense of $(1.6) million and $0.5 million, respectively, for these subsidiaries, and for the three and nine months ended September 30, 2010, we recorded a tax (benefit) expense of $(0.2) million and $0.4 million, respectively, for these subsidiaries.

Net Realized Gains/Losses

              During the three months ended September 30, 2011, the Company had $973.7 million of sales, repayments or exits of investments resulting in $48.8 million of net realized gains. These sales, repayments or exits included $98.3 million of investments sold to IHAM or certain funds managed by IHAM (see Note 13 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011 for more detail on IHAM and its managed funds). Net realized gains on investments were comprised of $96.0 million of gross realized gains and $47.2 million of gross realized losses. The $48.8 million of net realized gains included approximately $16.2 million in net realized losses from investments acquired as part of the Allied Acquisition (see Note 15 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011). The realized gains and losses on investments during the three months ended September 30, 2011 consisted of the following:

Portfolio Company (in millions)	Net Realized Gains (Losses)
Reflexite Corporation	$40.9
DSI Renal, Inc.	27.5
Industrial Container Services, LLC	19.9
Knightsbridge CLO 2007-1 Ltd.	3.7
INC Research, Inc.	2.0
Sigma International Group, Inc.	(4.3)
Wastequip, Inc.	(10.2)
Primis Marketing Group, Inc	(14.1)
Cook Inlet Alternative Risk, LLC	(16.5)
Other	(0.1)

Total	$48.8

              Additionally, during the three months ended September 30, 2010, the Company had $231.8 million of sales and repayments resulting in $1.2 million of net realized gains. Net realized gains on investments were comprised of $3.6 million of gross realized gains and $2.4 million of gross realized losses. Of the $1.2 million of net realized gains, approximately $1.0 million were from investments acquired as part of the Allied Acquisition. The realized gains and losses on investments for the three months ended September 30, 2010 consisted of the following:

Portfolio Company (in millions)	Net Realized Gains (Losses)
Component Hardware Group, Inc.	$1.9
Promo Works, LLC	1.4
Distant Lands Trading Co.	(1.8)
Other	(0.3)

Total	$1.2

              During the nine months ended September 30, 2011, the Company had $1,976.4 million of sales, repayments or exits of investments resulting in $105.0 million of net realized gains. These sales, repayments or exits included $178.8 million of investments sold to IHAM or certain funds managed by IHAM. Net realized gains on investments were comprised of $225.1 million of gross realized gains and $120.1 million of gross realized losses. The $105.0 million of net realized gains included approximately $93.0 million in net realized gains from investments acquired as part of the Allied Acquisition. The realized gains and losses on investments during the nine months ended September 30, 2011 consisted of the following:

Portfolio Company (in millions)	Net Realized Gains (Losses)
Reflexite Corporation	$40.9
DSI Renal, Inc.	27.5
Callidus Debt Partners CLO Fund VI, Ltd.	23.9
Industrial Container Services, LLC	19.9
Dryden XVIII Leveraged Loan 2007 Limited	19.3
Callidus MAPS CLO Fund I LLC	15.0
Callidus Debt Partners CLO Fund VII, Ltd.	10.8
Callidus MAPS CLO Fund II, Ltd.	8.2
Callidus Debt Partners CLO Fund IV, Ltd.	8.0
Callidus Debt Partners CLO Fund V, Ltd.	5.7
Border Foods, Inc.	5.2
Callidus Debt Partners CLO Fund III, Ltd.	4.4
BB&T Capital Partners/Windsor Mezzanine Fund, LLC	3.9
Knightsbridge CLO 2007-1 Ltd.	3.7
Direct Buy Holdings, Inc.	2.8
Network Hardware Resale, Inc.	2.8
Univita Health Inc.	2.1
INC Research, Inc.	2.0
Pangaea CLO 2007-1 Ltd.	2.0
Van Ness Hotel, Inc.	(2.3)
Carador PLC	(3.0)
Trivergance Capital Partners, LP	(3.8)
Sigma International Group, Inc.	(4.3)
AWTP, LLC	(7.6)
Universal Trailer Corporation	(7.9)
Coverall North America, Inc.	(8.4)
Summit Business Media, LLC	(10.1)
Wastequip, Inc.	(10.2)
Primis Marketing Group, Inc.	(14.1)
Cook Inlet Alternative Risk, LLC	(16.5)
MPBP Holdings, Inc.	(27.7)
Other	12.8

Total	$105.0

              Also during the nine months ended September 30, 2011, in connection with the redemptions of the remaining balances of the 6.000% Notes due on April, 2012 (the "2012 Notes") and the 6.625% Notes due on July 15, 2011 (the "2011 Notes"), the Company recognized a loss on the extinguishment of debt of $19.3 million.

              During the nine months ended September 30, 2010, the Company recognized a gain on the acquisition of Allied Capital of $195.9 million. Additionally, during the nine months ended September 30, 2010, the Company had $1.2 billion of sales and repayments resulting in $8.7 million of net realized gains. The $8.7 million of net realized gains included approximately $1.6 million in net realized gains from investments acquired as part of the Allied Acquisition. These sales and repayments included $94.5 million of loans sold to certain funds managed by IHAM (see Note 13 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011 for more detail on IHAM and its managed funds). Net realized gains on investments were comprised of

$26.2 million of gross realized gains and $17.5 million of gross realized losses. The realized gains and losses on investments for the nine months ended September 30, 2010 consisted of the following:

Portfolio Company (in millions)	Net Realized Gains (Losses)
DSI Renal, Inc.	$3.9
Instituto de Banca y Comercio, Inc.	3.6
Best Brands Corp.	2.4
Component Hardware Group, Inc.	1.9
The Kenan Advantage Group, Inc.	1.8
Capella Healthcare, Inc.	1.6
Promo Works, LLC	1.4
Daily Candy, Inc.	1.3
Magnacare Holdings, Inc.	1.2
Wyle Laboratories, Inc.	1.2
Savers, Inc.	1.0
Arrow Group Industries	(1.2)
Distant Lands Trading Co.	(1.8)
Planet Organic Health Corp.	(1.8)
3091779 Nova Scotia, Inc.	(3.2)
Growing Family, Inc.	(7.6)
Other	3.0

Total	$8.7

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and any changes in value are recorded as unrealized gains or losses. See "Portfolio Valuation" below. Net unrealized gains and losses during the three and nine months ended September 30, 2011 and 2010 for the Company's portfolio were comprised of the following:

	For the three months ended		For the nine months ended
(in millions)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Unrealized appreciation	$25.5	$115.6	$114.7	$298.6
Unrealized depreciation	(92.7)	(59.4)	(193.3)	(119.2)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(39.3)	1.3	4.3	0.5

Total net unrealized gains (losses)	$(106.5)	$57.5	$(74.3)	$179.9

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              Included in net unrealized gains and losses above were net unrealized gains and losses for the investments acquired as part of the Allied Acquisition as follows:

	For the three months ended		For the nine months ended
(in millions)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Unrealized appreciation	$6.3	$59.3	$24.6	$132.4
Unrealized depreciation	(38.5)	(41.5)	(98.4)	(68.3)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	12.4	1.3	(50.7)	1.3

Total net unrealized gains (losses)	$(19.8)	$19.1	$(124.5)	$65.4

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in unrealized appreciation and depreciation during the three months ended September 30, 2011 consisted of the following:

Portfolio Company (in millions)	Net unrealized appreciation (depreciation)
Ivy Hill Asset Management, L.P.	$9.4
Penn Detroit Diesel Allison, LLC	2.3
CT Technologies Intermediate Holdings, Inc.	(2.5)
MWD Acquisition Sub, Inc.	(2.5)
Infilaw Holding, LLC	(2.6)
Direct Buy Holdings, Inc.	(2.7)
Stag-Parkway, Inc.	(2.9)
CitiPostal Inc.	(3.0)
Allbridge Financial, LLC	(3.5)
Orion Foods, LLC	(3.7)
ADF Restaurant Group, LLC	(4.0)
Industrial Container Services, LLC	(4.4)
Reed Group, Ltd.	(7.1)
eInstruction Corporation	(7.2)
AP Global Holdings, Inc.	(8.4)
Prommis Solutions, LLC	(10.4)
Other	(14.0)

Total	$(67.2)

              The changes in unrealized appreciation and depreciation during the three months ended September 30, 2010 consisted of the following:

Portfolio Company (in millions)	Net unrealized appreciation (depreciation)
Senior Secured Loan Fund LLC(1)	$12.8
Air Medical Group Holdings LLC	10.3
Stag-Parkway, Inc.	9.6
Orion Foods, LLC	6.0
DSI Renal, Inc.	5.2
Reflexite Corporation	4.5
Ivy Hill Asset Management, L.P.	4.0
American Broadband Holding Company	4.0
Things Remembered, Inc.	3.2
National Print Group, Inc.	3.1
Bumble Bee Foods, LLC	2.7
Canon Communications LLC	2.4
Insight Pharmaceuticals Corporation	2.4
CT Technologies Intermediate Holdings, Inc.	2.3
Callidus Capital Corporation	2.1
Pillar Processing, LLC	(2.1)
ADF Restaurant Group, LLC	(2.3)
Making Memories Wholesale, Inc.	(2.3)
Aquila Binks Forest Development, LLC	(2.4)
Ciena Capital LLC	(3.3)
Campus Management Corp.	(4.2)
Reed Group, Ltd.	(5.2)
BenefitMall Holdings, Inc.	(8.0)
Coverall North America, Inc.	(8.7)
Other	20.1

Total	$56.2

(1)
See Notes 4 and 17 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011.

              The changes in unrealized appreciation and depreciation during the nine months ended September 30, 2011 consisted of the following:

Portfolio Company (in millions)	Net unrealized appreciation (depreciation)
Ivy Hill Asset Management, L.P.	$41.2
American Broadband Holding Company	5.4
Insight Pharmaceuticals Corporation	4.4
Growing Family, Inc.	4.4
Penn Detroit Diesel Allison, LLC	4.0
Savers, Inc.	4.0
Firstlight Financial Corporation	3.6
BenefitMall Holdings, Inc.	3.4
Knightsbridge CLO 2008-1 Ltd.	3.3
Huddle House, Inc.	3.1
AWTP, LLC	2.9
Waste Pro USA, Inc.	2.8
Bushnell Inc.	2.5
DSI Renal, Inc.	2.4
Diversified Collections Services, Inc.	2.2
Vistar Corporation	2.1
R3 Education, Inc.	(2.2)
MWD Acquisition Sub, Inc.	(2.3)
ADF Restaurant Group, LLC	(2.4)
Passport Health Communications, Inc.	(2.4)
Infilaw Holding, LLC	(2.6)
Instituto de Banca y Comercio, Inc.	(2.6)
Pillar Processing, LLC	(3.0)
Callidus Capital Corporation	(3.4)
The Step2 Company, LLC	(4.2)
VSS-Tranzact Holdings, LLC	(4.4)
Industrial Container Services, LLC	(4.4)
Senior Secured Loan Fund LLC(1)	(5.1)
Making Memories Wholesale, Inc.	(5.9)
Reed Group, Ltd.	(6.5)
AP Global Holdings, Inc.	(8.4)
Orion Foods, LLC	(9.0)
CitiPostal Inc.	(9.7)
eInstruction Corporation	(15.4)
Ciena Capital LLC	(16.7)
Direct Buy Holdings, Inc.	(26.2)
Prommis Solutions, LLC	(33.3)
Other	(0.2)

Total	$(78.6)

(1)
See Notes 4 and 17 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011.

              The changes in unrealized appreciation and depreciation during the nine months ended September 30, 2010 consisted of the following:

Portfolio Company (in millions)	Net unrealized appreciation (depreciation)
Senior Secured Loan Fund LLC(1)	$25.0
R3 Education, Inc.	15.7
Air Medical Group Holdings LLC	15.1
Stag-Parkway, Inc.	14.1
Ivy Hill Asset Management, L.P.	12.5
DSI Renal, Inc.	11.6
Things Remembered, Inc.	10.1
S.B. Restaurant Company	7.1
Orion Foods, LLC	6.8
Callidus Debt Partners CDO Fund VI, Ltd.	6.4
Component Hardware Group, Inc.	5.5
Woodstream Corporation	5.4
American Broadband Holding Company	4.9
Industrial Container Services, LLC	4.9
Canon Communications LLC	4.8
Callidus Debt Partners CDO Fund VII, Ltd.	4.7
Callidus MAPS CLO Fund II, Ltd.	4.7
Reflexite Corporation	4.5
Bumble Bee Foods, LLC	4.4
Callidus MAPS CLO Fund I LLC	4.1
Tradesmen International, Inc.	4.0
Vantage Oncology, Inc	3.7
Vistar Corporation	3.7
Instituto de Banca y Comercio, Inc.	3.7
Dryden XVIII Leveraged Loan 2007 Limited	3.6
Network Hardware Resale, Inc.	3.4
National Print Group, Inc.	3.2
OTG Management, Inc.	3.1
Callidus Debt Partners Equity Interest, Ltd.	3.1
CT Technologies Intermediate Holdings, Inc.	3.0
Callidus Debt Partners CDO Fund IV, Ltd.	2.9
Waste Pro USA, Inc.	2.7
Callidus Debt Partners CDO Fund V, Ltd.	2.4
NPH, Inc	2.3
BB&T Capital Partners / Windsor Mezzanine Fund, LLC	2.3
Promo Works, LLC	2.3
eInstruction Corporation	2.2
Web Services Company, LLC	2.2
Community Education Centers, Inc.	2.1
Callidus Debt Partners CDO Fund III, Ltd.	2.1
Carador PLC	2.1
Border Foods, Inc.	(2.4)
Crescent Hotels & Resorts, LLC	(2.6)
Making Memories Wholesale, Inc.	(2.6)
The Step2 Company, LLC	(2.8)

Portfolio Company (in millions)	Net unrealized appreciation (depreciation)
Trivergance Capital Partners, LP	(2.9)
Huddle House, Inc.	(3.4)
Knightsbridge CLO 2007-1 Ltd.	(3.6)
Knightsbridge CLO 2008-1 Ltd.	(3.7)
BenefitMall Holdings, Inc.	(3.8)
ADF Restaurant Group, LLC	(4.4)
Reed Group, Ltd.	(5.1)
Ciena Capital LLC	(5.1)
Aquila Binks Forest Development, LLC	(5.2)
MPBP Holdings, Inc.	(5.2)
Coverall North America, Inc.	(7.3)
FirstLight Financial Corporation	(7.4)
Other	14.5

Total	$179.4

(1)
See Notes 4 and 17 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

              Since the Company's inception, the Company's liquidity and capital resources have been generated primarily from the net proceeds of public offerings of common stock, advances from the Revolving Funding Facility and the Revolving Credit Facility, net proceeds from the issuance of secured and unsecured notes as well as cash flows from operations. As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including the Allied Unsecured Notes (as defined below).

              As of September 30, 2011, the Company had $103.1 million in cash and cash equivalents and $1.8 billion in total indebtedness outstanding at carrying value ($1.9 billion at principal amount). Subject to leverage and borrowing base restrictions, the Company had approximately $593.4 million available for additional borrowings under the Revolving Funding Facility and the Revolving Credit Facility as of September 30, 2011.

              We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding indebtedness through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such repurchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions (including under the Investment Company Act) and other factors. The amounts involved may be material.

Equity Issuances

              There were no sales of our equity securities during the nine months ended September 30, 2011.

              The following table summarizes the total number of shares issued and proceeds we received in an underwritten public offering of the Company's common stock, net of underwriter and offering costs for the nine months ended September 30, 2010:

(in millions, except per share data)	Shares of common stock issued	Offering price per share	Proceeds net of underwriter and offering costs
February 2010 public offering	23.0	$12.75	$277.2

Total for the nine months ended September 30, 2010	23.0		$277.2

              Part of the proceeds from the above public offering were used to repay outstanding indebtedness. The remaining unused portions of the proceeds were used to fund investments in portfolio companies in accordance with our investment objective and strategies and market conditions.

              As of September 30, 2011, the Company's total market capitalization was $2.8 billion compared to $3.4 billion as of December 31, 2010.

Debt Capital Activities

              Our debt obligations consisted of the following as of September 30, 2011 and December 31, 2010:

	As of
	September 30, 2011				December 31, 2010
(in millions)	Carrying Value(1)		Total Available(2)		Carrying Value		Total Available(2)
Revolving Funding Facility	$383.0		$400.0		$242.0		$400.0
Revolving Credit Facility	189.8		810.0	(3)	146.0		810.0	(3)
Debt Securitization	91.8		91.8		155.3		183.2
2011 Notes (principal amount outstanding of $0 and $300.6, respectively)	—		—		296.3	(4)	300.6
2012 Notes (principal amount outstanding of $0 and $161.2, respectively)	—		—		158.1	(4)	161.2
February 2016 Convertible Notes (principal amount outstanding of $575.0)	539.4	(5)	575.0		—		—
June 2016 Convertible Notes (principal amount outstanding of $230.0)	215.3	(5)	230.0		—		—
2040 Notes (principal amount outstanding of $200.0)	200.0		200.0		200.0		200.0
2047 Notes (principal amount outstanding of $230.0)	180.9	(4)	230.0		180.8	(4)	230.0

	$1,800.2	(6)	$2,536.8		$1,378.5	(6)	$2,285.0

(1)
Except for the Allied Unsecured Notes and the Convertible Notes (as defined below), all carrying values are the same as the principal amounts outstanding.

(2)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount available under such instrument.

(3)
Includes an "accordion" feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $1,050.0 million.

(4)
Represents the aggregate principal amount outstanding of the applicable series of notes less the unaccreted discount recorded as a part of the Allied Acquisition. The total unaccreted discount on the Allied Unsecured Notes was $49.1 million and $56.6 million at September 30, 2011 and December 31, 2010, respectively.

(5)
Represents the aggregate principal amount outstanding of the Convertible Notes less the unaccreted discount initially recorded upon issuance of the Convertible Notes. The total unaccreted discount for the February 2016 Convertible Notes and the June 2016 Convertible Notes was $35.6 million and $14.7 million, respectively, at September 30, 2011.

(6)
Total principal amount of debt outstanding totaled $1,899.6 million and $1,435.1 million at September 30, 2011 and December 31, 2010, respectively.

              The weighted average stated interest rate and weighted average maturity, both on principal value, of all our principal indebtedness outstanding as of September 30, 2011 were 5.0% and 10.6 years, respectively. The weighted average interest rate and weighted average maturity of all our outstanding borrowings as of December 31, 2010 were 5.2% and 11.8 years, respectively.

              The ratio of total principal amount of indebtedness outstanding to stockholders' equity as of September 30, 2011 was 0.61:1.00 compared to 0.47:1.00 as of December 31, 2010.

              The ratio of total carrying value of indebtedness outstanding to stockholders' equity as of September 30, 2011 was 0.58:1.00 compared to 0.45:1.00 as of December 31, 2010.

              In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of September 30, 2011, our asset coverage was 272%.

Revolving Funding Facility

              In October 2004, we formed Ares Capital CP, a wholly owned subsidiary of the Company, through which we established a revolving securitized facility (as amended, the "Revolving Funding Facility"). The Revolving Funding Facility allows Ares Capital CP to borrow up to $400 million (see "The Company—Recent Developments" as well as Note 17 to our consolidated financial statements for the three and nine months ended September 30, 2011 for more information regarding the Revolving Funding Facility). In connection with the January 22, 2010 amendment, we entered into an Amended and Restated Purchase and Sale Agreement with Ares Capital CP Funding Holdings LLC, our wholly owned subsidiary ("CP Holdings"), pursuant to which we may sell to CP Holdings certain loans that we have originated or acquired (the "Loans") from time to time, which CP Holdings will subsequently sell to Ares Capital CP, which is a wholly owned subsidiary of CP Holdings. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The January 22, 2010 amendment to the Revolving Funding Facility, among other things, extended the maturity date of the facility to January 22, 2013.

              On January 18, 2011, we and Ares Capital CP amended the Revolving Funding Facility to, among other things, provide for a three year reinvestment period until January 18, 2014 (with two one-year extension options, subject to our and our lenders' consent) and extend the stated maturity date to January 18, 2016 (with two one-year extension options, subject to our and our lenders' consent).

              Subject to certain exceptions, the interest charged on the Revolving Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case based on a pricing grid depending upon our credit rating. Additionally, we are required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the Revolving Funding Facility. As of September 30, 2011, the effective

LIBOR spread under the Revolving Funding Facility was 2.75%. See "The Company—Recent Developments" for more information regarding the Revolving Funding Facility.

              As of September 30, 2011, there was $383.0 million outstanding under the Revolving Funding Facility and the Company and Ares Capital CP were in material compliance with the terms of the Revolving Funding Facility. See Note 5 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011 for more detail on the Revolving Funding Facility.

Revolving Credit Facility

              In December 2005, we entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), under which, as amended, the lenders agreed to extend credit to the Company. The Revolving Credit Facility matures on January 22, 2013 and has commitments totaling $810 million. The Revolving Credit Facility also includes an "accordion" feature that allows the Company under certain circumstances, to increase the size of the facility to a maximum of $1,050.0 million. As of September 30, 2011, there was $189.8 million outstanding under the Revolving Credit Facility and the Company was in material compliance with the terms of the Revolving Credit Facility. As of September 30, 2011, subject to borrowing base availability, there was $576.4 million available for borrowing (net of standby letters of credits issued).

              Subject to certain exceptions, pricing under the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit rating. As of September 30, 2011, the effective LIBOR spread under the Revolving Credit Facility was 3.00%.

              See Note 5 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011 for more detail on the Revolving Credit Facility.

Debt Securitization

              In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by our wholly owned subsidiary ARCC CLO 2006 LLC, we completed a $400 million debt securitization (the "Debt Securitization") and issued approximately $314 million aggregate principal amount of asset-backed notes (the "CLO Notes") to third parties that were secured by a pool of middle-market loans purchased or originated by the Company. We initially retained approximately $86 million of aggregate principal amount of certain "BBB" and non-rated securities in the Debt Securitization and have subsequently repurchased $34.8 million of the CLO Notes, bringing our total holdings of CLO Notes to $120.8 million (the "Retained Notes"). During the three months ended September 30, 2011, we repaid $46.5 million of the CLO Notes. At September 30, 2011, $91.8 million was outstanding under the CLO Notes (excluding the Retained Notes), which are included in the September 30, 2011 consolidated balance sheet. As of September 30, 2011, the Company was in material compliance with the terms of the Debt Securitization.

              The CLO Notes provided for a reinvestment period which ended on June 17, 2011, has a stated maturity of December 20, 2019 and has a blended pricing of LIBOR plus 0.43% as of September 30, 2011. See Note 5 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011 for more detail on the Debt Securitization.

Unsecured Notes

    Allied Unsecured Notes

              As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including Allied Capital's unsecured notes, which consisted of the 2011 Notes, the

2012 Notes and 6.875% Notes due on April 15, 2047 (the "2047 Notes" and, together with the 2011 Notes and the 2012 Notes, the "Allied Unsecured Notes"). On March 16, 2011 we redeemed the remaining balance of the 2011 Notes for a total redemption price (including a redemption premium) of $306.8 million, in accordance with the terms of the indenture governing the 2011 Notes, which resulted in a loss on the extinguishment of debt of $8.9 million. On April 27, 2011, we redeemed the remaining balance of the 2012 Notes for a total redemption price (including a redemption premium) of $169.3 million, in accordance with the terms of the indenture governing the 2012 Notes, which resulted in a loss on the extinguishment of debt of $10.5 million.

              As of September 30, 2011, there was $230.0 million principal amount outstanding of the 2047 Notes which bear interest at a rate of 6.875% and mature on April 15, 2047. The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at a par redemption price of $25 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as stipulated in the notes.

    2040 Notes

              On October 21, 2010, we issued $200 million in aggregate principal amount of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes") that may be redeemed in whole or in part at our option at any time or from time to time on or after October 15, 2015 at a par redemption price of $25 per security plus accrued and unpaid interest. The principal amount of the 2040 Notes will be payable at maturity. The 2040 Notes bear interest at a rate of 7.75% per year payable quarterly.

              As of September 30, 2011 the Company was in material compliance with the terms of the 2047 Notes and the 2040 Notes.

              See Note 5 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011 for more detail on the Allied Unsecured Notes and the 2040 Notes.

    Convertible Notes

(in millions)	Carrying value as of September 30, 2011(1)
February 2016 Convertible Notes (principal amount of $575.0)	$539.4
June 2016 Convertible Notes (principal amount of $230.0)	$215.3

Total	$754.7

(1)
Represents the aggregate principal amount outstanding of the Convertible Notes less the unaccreted discount initially recorded upon issuance of the Convertible Notes.

              February 2016 Convertible Notes.    In January 2011, we issued $575 million of unsecured convertible senior notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the February 2016 Convertible Notes prior to maturity. The February 2016 Convertible Notes bear interest at a rate of 5.75% per year, payable semi-annually. In certain circumstances, the February 2016 Convertible Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 52.2766 shares of common stock per $1,000 principal amount of the February 2016 Convertible Notes, which was equivalent to an initial conversion price of approximately $19.13 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price was approximately 17.5% above the $16.28 per share closing price of our common stock on January 19, 2011.

              Prior to the close of business on the business day immediately preceding August 15, 2015, holders may convert their February 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the February 2016 Convertible Notes (the "February 2016 Indenture"). On or after August 15, 2015 until the close of business on the scheduled trading day immediately preceding February 1, 2016, holders may convert their February 2016 Convertible Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock, subject to the requirements of the February 2016 Indenture.

              June 2016 Convertible Notes.    In March 2011, we issued $230 million of unsecured convertible senior notes that mature on June 1, 2016 (the "June 2016 Convertible Notes" and, together with the February 2016 Convertible Notes, the "Convertible Notes"), unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the June 2016 Convertible Notes prior to maturity. The June 2016 Convertible Notes bear interest at a rate of 5.125% per year, payable semi-annually. In certain circumstances, the June 2016 Convertible Notes will be convertible into cash, shares of Ares Capital's common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 52.5348 shares of common stock per $1,000 principal amount of the June 2016 Convertible Notes, which was equivalent to an initial conversion price of approximately $19.04 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price was approximately 17.5% above the $16.20 per share closing price of our common stock on March 22, 2011.

              Prior to the close of business on the business day immediately preceding December 15, 2015, holders may convert their June 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the June 2016 Convertible Notes (the "June 2016 Indenture"). On or after December 15, 2015 until the close of business on the scheduled trading day immediately preceding June 1, 2016, holders may convert their June 2016 Convertible Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock, subject to the requirements of the June 2016 Indenture.

              The Convertible Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

              As of September 30, 2011, the Company was in material compliance with the terms of the indentures governing the Convertible Notes. See Note 5 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011 for more detail on the Convertible Notes.

PORTFOLIO VALUATION

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to the unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period, and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent accountants review our valuation process as part of their overall integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses reflected in the valuations currently assigned. See the factors set forth in "Risk Factors" included in the accompanying prospectus, including the risk factor entitled "Risk Factors—Risks Relating to our Investments—Recent unprecedented declines in market prices and liquidity in the corporate debt markets resulted in significant net unrealized depreciation of our portfolio in the recent past, reducing our net asset value, and such conditions may occur again in the future."

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and where applicable, independent third-party valuation firms.

              Effective January 1, 2008, the Company adopted Accounting Standards Codification ("ASC") 820-10 (previously Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements), which expands the application of fair value accounting for investments (see Note 8 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10 (previously SFAS No. 141(R), Business Combinations), which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same at April 1, 2010 (see Note 15 to the Company's consolidated financial statements for the three and nine months ended September 30, 2011).

OFF BALANCE SHEET ARRANGEMENTS

              The Company has various commitments to fund investments in its portfolio, as described below.

              As of September 30, 2011 and December 31, 2010, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments the funding of which is at (or substantially at) the Company's discretion:

	As of
(in millions)	September 30, 2011	December 31, 2010
Total revolving and delayed draw commitments	$713.7	$260.7
Less: funded commitments	(107.1)	(60.0)

Total unfunded commitments	606.6	200.7
Less: commitments substantially at discretion of the Company	(11.9)	(19.9)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(63.2)	(6.7)

Total net adjusted unfunded revolving and delayed draw commitments	$531.5	$174.1

              Included within the total revolving and delayed draw commitments as of September 30, 2011 are commitments to issue up to $73.4 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of September 30, 2011, the Company had $41.5 million in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $0.2 million expire in December 2011, $0.2 million expire in January 2012, $0.1 million expire in February 2012, $0.8 million expire in April 2012, $0.6 million expire in July 2012, $12.5 million expire in August 2012 and $27.1 million expire in September 2012.

              As of September 30, 2011 and December 31, 2010, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships:

	As of
(in millions)	September 30, 2011	December 31, 2010
Total private equity commitments	$181.3	$537.6
Less: funded private equity commitments	(68.3)	(104.3)

Total unfunded private equity commitments	113.0	433.3
Less: private equity commitments substantially at discretion of the Company	(103.7)	(400.4)

Total net adjusted unfunded private equity commitments	$9.3	$32.9

              In the ordinary course of business, Allied Capital had issued guarantees on behalf of certain portfolio companies. Under these arrangements, payments would be required to be made to third parties if the portfolio companies were to default on their related payment. As part of the Allied Acquisition, the Company assumed such outstanding guarantees or similar obligations. As a result, as of each of September 30, 2011 and December 31, 2010, the Company had outstanding guarantees or similar obligations totaling $0.8 million.

              Further in the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, since the Allied Acquisition we have sold and currently continue to seek opportunities to sell certain of Allied Capital's equity investments larger than those we have historically made and controlled portfolio company equity investments. In connection with these sales (as well as certain other sales) we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

              As of September 30, 2011, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of September 30, 2011, there are no known issues or claims with respect to this performance guaranty.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              As of September 30, 2011, approximately 21% of the investments at fair value in our portfolio were at fixed rates, approximately 65% were at variable rates, 12% were non-interest earning and 2% were on non-accrual status. Additionally, for the investments at variable rates, 66% of the investments contained interest rate floors (representing 43% of total investments at fair value). The Revolving Credit Facility, the Revolving Funding Facility and the Debt Securitization all bear interest at variable rates with no interest rate floors, while the 2047 Notes, the 2040 Notes and the Convertible Notes bear interest at fixed rates.

              We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

              Based on our September 30, 2011 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

Basis Point Change (in millions)	Interest Income	Interest Expense	Net Income
Up 300 basis points	$47.3	$19.9	$27.4
Up 200 basis points	$26.6	$13.3	$13.3
Up 100 basis points	$8.0	$6.6	$1.4
Down 100 basis points	$(0.8)	$(1.7)	$0.9
Down 200 basis points	$(0.9)	$(1.7)	$0.8
Down 300 basis points	$(0.9)	$(1.7)	$0.8

              Based on our December 31, 2010 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

Basis Point Change (in millions)	Interest Income	Interest Expense	Net Income
Up 300 basis points	$26.2	$16.3	$9.9
Up 200 basis points	$14.8	$10.9	$3.9
Up 100 basis points	$5.5	$5.4	$0.1
Down 100 basis points	$(1.5)	$(1.6)	$0.1
Down 200 basis points	$(1.9)	$(1.6)	$(0.3)
Down 300 basis points	$(2.3)	$(1.6)	$(0.7)

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, persons who hold our common stock as part of an integrated financial transaction and persons with a functional currency that is not the U.S. dollar. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, possibly retroactively, which could affect the continuing accuracy of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offerings pursuant to this prospectus supplement or the accompanying prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

              A "U.S. stockholder" is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

  •
  a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

              A "non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a U.S. stockholder, nor an entity treated as a partnership for U.S. federal income tax purposes.

              If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding shares of our common stock or a partner of such a partnership should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

              Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain income source and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, generally an amount equal to at least 90% of our "investment company taxable income," as defined by the Code (the "Annual Distribution Requirement"). See "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC."

TAXATION AS A RIC

              If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement"). We have paid in the past, and can be expected to pay in the future, such excise tax on a portion of our income.

              Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

  •
  qualify to be treated as a BDC at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities or (b) net income derived from an interest in a "qualified publicly traded partnership, or "QPTP" (collectively, the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

    •
    no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash, such as income from hedging or foreign currency transactions. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though we will not have received any corresponding cash amount.

              Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of non-qualifying income for purposes of the 90% Income Test or receiving assets that would not count toward satisfying the Diversification Requirements.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

              Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and are subject to limitations which may limit the availability of benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

              Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are generally not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

              Some of the income and fees that we recognize, such as management fees or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

              If we fail to satisfy the 90% Income Test or the Diversification Tests in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Test.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and are not eligible for relief as described above, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level U.S. federal income tax should be substantially reduced or eliminated. See "Election to

Be Taxed as a RIC" above and "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC."

Capital Loss Carryforwards and Unrealized Losses

              As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning on or before January 1, 2011 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether distributed to stockholders. A RIC cannot carry back or carry forward any net operating losses.

              It is believed that transactions we have undertaken, including the Allied Acquisition, have resulted in a limitation on our ability to use both our own and Allied Capital's capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of our own pre-acquisition assets and Allied Capital's assets we acquired. These limitations, imposed by Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to our and Allied Capital's losses generally will equal the product of the net asset value of each corporation immediately prior to the Allied Acquisition, respectively, and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2010, the month during which the Allied Acquisition was consummated, the long-term tax-exempt rate was 4.03%. Additionally, under Section 384 of the Code, we may also be prohibited from using Allied Capital's loss carryforwards and unrealized losses against any of our unrealized gains at the time of the Allied Acquisition, to the extent such gains are realized within five years following the Allied Acquisition. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards realized in taxable years beginning before January 1, 2011 generally expire eight taxable years following recognition, substantially all of our and Allied Capital's losses may become permanently unavailable. Future transactions we enter into may further limit our ability to utilize losses.

              As of December 31, 2010, for U.S. federal income tax purposes, we had capital loss carryforwards of approximately $148.0 million and net unrealized losses of approximately $1.4 billion.

              Finally, in addition to the other limitations on the use of losses, pursuant to Section 381 of the Code, only a portion of our capital gain net income for the taxable year of the Allied Acquisition (disregarding capital loss carryforwards) can be reduced by Allied Capital's capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Code, as described above), with such portion equal to the total capital gain net income for such taxable year multiplied by the fraction of the taxable year that remains following the Allied Acquisition.

TAXATION OF U.S. STOCKHOLDERS

              Whether an investment in the shares of our common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before investing in shares of our common stock.

    Distributions on Our Common Stock

              Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of our investment company taxable income (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gain (which is generally the excess of our net long-term capital gain over our net short-term capital loss) properly reported by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains (which, under current law, are taxed at preferential rates for taxable years beginning before January 1, 2013) in the case of individuals, trusts or estates. This is true regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We have made distributions in excess of our earnings and profits and expect to continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder's adjusted tax basis in our common stock in their individual circumstances.

              A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction.

              In general, for taxable years beginning before January 1, 2013, "qualified dividend income" realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements as met. As long as certain requirements are met, our dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify as qualified dividend income.

              Although we currently intend to distribute any of our net capital gain at least annually, we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for his, her or its common stock.

              Because we expect to pay tax on any retained net capital gain at our regular corporate tax rate, and because that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds the stockholder's liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide a written statement to our stockholders reporting the deemed distribution after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

              We will be subject to the alternative minimum tax, also referred to as the "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

              We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash (which portion, under current law, can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock. In general, any dividend on shares of our stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment. We have built-up or have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

    Sale or Other Disposition of Our Common Stock

              A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              For taxable years beginning before January 1, 2013, in general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

    Information Reporting and Backup Withholding

              We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

              We may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

    Medicare Tax on Net Investment Income

              For taxable years beginning after December 31, 2012, non-corporate U.S. stockholders generally will be subject to a Medicare tax on their "net investment income," which ordinarily includes taxable distributions or deemed distributions on stock, such as our common stock, as well as taxable gain on the disposition of stock, including our common stock.

    Withholding and Information Reporting on Foreign Financial Accounts

              Under legislation enacted in 2010 and recent guidance from the IRS, we generally will be required to withhold 30% of any dividends on our common stock paid after December 31, 2013 and the gross proceeds from a sale of our common stock paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. We will not pay any additional amounts in respect to any amounts withheld.

              Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

              Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our common stock.

    Distributions on our Common Stock

              Distributions of our investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax at a rate of 30% (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies. However, with respect to certain distributions made to non-U.S. stockholders in taxable years beginning before January 1, 2012, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are reported as "interest-related dividends" or "short term capital gain dividends" in a written statement furnished to stockholders,(ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that we would designate any of our distributions as interest-related dividends or short term capital gain dividends, even if we are permitted to do so. In the case of common stock held through an intermediary, even if we make a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation.

              If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

              Actual or deemed distributions of our net capital gain (which is generally the excess of our net long-term capital gain over our net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty).

              If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

              We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of our stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder.

              A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

              Under legislation enacted in 2010 and recent guidance from the IRS, we generally will be required to withhold 30% of any dividends on our common stock paid after December 31, 2013 and the gross proceeds from a sale of our common stock paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. Non-U.S. stockholders should consult their own tax advisers regarding the particular consequences to them of this legislation and guidance.

FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, and relief were not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

POSSIBLE LEGISLATIVE OR OTHER ACTIONS AFFECTING TAX CONSIDERATIONS

              Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in us may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in us.

UNDERWRITING

              Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC are acting as representatives of each of the underwriters named below. Subject to the terms and conditions set forth in a purchase agreement among us and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated	6,640,200
Morgan Stanley & Co. LLC	6,640,200
JMP Securities LLC	999,600

Total	14,280,000

              Subject to the terms and conditions set forth in the purchase agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

              We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

              The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

              The underwriters are purchasing the shares of common stock from us at $15.41 per share (representing $220,054,800 aggregate net proceeds to us, before we deduct our aggregate out-of-pocket expenses of approximately $580,000, or $253,063,020 if the underwriters' option to purchase additional shares described below is exercised in full). The underwriters may offer the shares of common stock from time to time for sale in one or more transactions on the Nasdaq Global Select Market, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. In connection with the sale of the shares of common stock offered hereby, the underwriters may be deemed to have received compensation in the form of underwriting discounts. The underwriters may effect such transactions by selling shares of common stock to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or purchasers of shares of common stock for whom they may act as agents or to whom they may sell as principal.

Option to Purchase Additional Shares

              We have granted an option to the underwriters to purchase up to 2,142,000 additional shares at the price per share set forth on the cover page of this prospectus supplement. The underwriters may exercise this option for 30 days from the date of this prospectus supplement. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

No Sales of Similar Securities

              We have agreed, with exceptions, not to sell or transfer any common stock for 45 days after the date of this prospectus supplement without first obtaining the written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC.

              Our executive officers and directors and Ares Capital Management and certain of its affiliates have agreed, with exceptions, not to sell or transfer any common stock for 30 days after the date of this prospectus supplement without first obtaining the written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC. Specifically, we and these other persons have agreed, with certain limited exceptions not to directly or indirectly

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  offer, pledge, sell or contract to sell any common stock,

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  sell any option or contract to purchase any common stock,

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  purchase any option or contract to sell any common stock,

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  grant any option, right or warrant for the sale of any common stock,

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  lend or otherwise dispose of or transfer any common stock,

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  request or demand that we file a registration statement related to the common stock, or

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  enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

              This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition. In the event that either (x) during the last 17 days of the lock-up period referred to above, we issue an earnings release or material news or a material event relating to the Company occurs or (y) prior to the expiration of the lock-up period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of the lock-up period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Nasdaq Global Select Market Listing

              The shares are listed on the Nasdaq Global Select Market under the symbol "ARCC."

Short Positions

              In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares described above. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option granted to them. "Naked" short sales are sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering.

              Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on the Nasdaq Global Select Market, in the over-the-counter market or otherwise.

              Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Passive Market Making

              In connection with this offering, underwriters may engage in passive market making transactions in the common stock on the Nasdaq Global Select Market in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker's bid, that bid must then be lowered when specified purchase limits are exceeded. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. The underwriters are not required to engage in passive market making and may end passive market making activities at any time.

Electronic Offer, Sale and Distribution of Shares

              The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited number of shares for sale to their online brokerage customers.

Other Relationships

              The underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Ares and its affiliates and managed funds and Ares Capital or our portfolio companies for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with Ares Capital or on behalf of Ares Capital, Ares or any of our or their portfolio companies, affiliates and/or managed funds. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to Ares, Ares Capital or Ares Capital Management and their affiliates and managed funds.

              Affiliates of certain of the underwriters are limited partners of private investment funds affiliated with our investment adviser, Ares Capital Management.

              The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Ares, Ares Capital, Ares Capital Management or any of the portfolio companies.

              We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if—among other things—we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

              After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions related to Ares, Ares Capital or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Ares Capital to our stockholders.

              In the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

              Affiliates of the underwriters serve as agents and lenders under our credit facilities or other debt instruments and are also lenders to private investment funds managed by Ivy Hill Asset Management, L.P., our portfolio company. Certain of the underwriters and their affiliates were underwriters in connection with our initial public offering and our subsequent common stock offerings, debt offerings, convertible notes offerings and rights offering, for which they received customary fees.

              The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of JMP Securities LLC is 600 Montgomery Street, Suite 1100, San Francisco, California, 94111.

Conflicts of Interest

              Proceeds of this offering will be used to repay or repurchase outstanding indebtedness, including indebtedness under the Revolving Credit Facility. Affiliates of certain of the underwriters are lenders under the Revolving Credit Facility. Accordingly, to the extent proceeds of this offering are used to repay outstanding indebtedness under the Revolving Credit Facility, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering which are used to repay or repurchase outstanding indebtedness under the Revolving Credit Facility.

Notice to Prospective Investors in the EEA

              In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, no offer of shares may be made to the public in that Relevant Member State other than:

    (a)
    to any legal entity which is a "qualified investor" (as defined in the Prospectus Directive);

    (b)
    to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than "qualified investors" (as defined in the Prospectus Directive)), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representatives; or

    (c)
    in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of shares shall require us or the representatives to public a prospectus pursuant to Article 3 of the Prospectus Directive.

              Each person in a Relevant Member State (other than a Relevant Member State where there is a Permitted Public Offer (as defined in the Prospective Directive)) who initially acquires any shares or to whom any offer is made will be deemed to have represented, acknowledged and agreed that (A) it is a "qualified investor" within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive, and (B) in the case of any shares acquired by it as a financial intermediary, as that term is used in Article 3(2) of the Prospectus Directive, the shares acquired by it in the offering have not been acquired on behalf of, nor have they been acquired with a view to their offer or resale to, persons in any Relevant Member State other than "qualified investors" (as defined in the Prospectus Directive), or in circumstances in which the prior consent of the representatives has been given to the offer or resale. In the case of any shares being offered to a financial intermediary as that term is used in Article 3(2) of the Prospectus Directive, each such financial intermediary will be deemed to have represented, acknowledged and agreed that the shares acquired by it in the offer have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to their offer or resale to, persons in circumstances which may give rise to an offer of any shares to the public other than their offer or resale in a Relevant Member State to "qualified investors" (as defined in the Prospective Directive) or in circumstances in which the prior consent of the representatives has been obtained to each such proposed offer or resale.

              We, our representatives and our affiliates will rely upon the truth and accuracy of the foregoing representation, acknowledgement and agreement.

              This prospectus has been prepared on the basis that any offer of shares in any Relevant Member State will be made pursuant to an exemption under the Prospectus Directive from the requirement to publish a prospectus for offers of shares. Accordingly, any person making or intending to make an offer in that Relevant Member State of shares that are the subject of the offering contemplated in this prospectus may only do so in circumstances in which no obligation arises for us or any of the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive in relation to such offer. Neither we nor the underwriters have authorized, nor do they authorize, the making of any offer of shares in circumstances in which an obligation arises for us or the underwriters to publish a prospectus for such offer.

              For the purpose of the above provisions, the expression "an offer to the public" in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe for the shares, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State and the expression "Prospectus Directive" means Directive 2003/71/EC (including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member States) and includes any relevant implementing measure in the Relevant Member State and the expression "2010 PD Amending Directive" means Directive 2010/73/EU.

Notice to Prospective Investors in the United Kingdom

              In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are "qualified investors" (as defined in the Prospectus Directive) (i) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Order") and/or (ii) who are high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as "relevant persons"). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

Notice to Prospective Investors in Switzerland

              The shares may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange ("SIX") or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the shares or the offering may be publicly distributed or otherwise made publicly available in Switzerland.

              Neither this document nor any other offering or marketing material relating to the offering, Ares Capital Corporation or the shares have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of shares will not be supervised by, the Swiss Financial Market Supervisory Authority FINMA (FINMA), and the offer of shares has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes ("CISA"). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of shares.

Notice to Prospective Investors in the Dubai International Financial Centre

              This document relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority ("DFSA"). This document is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this document nor taken steps to verify the information set forth herein and has no responsibility for this document. The shares to which this document relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this document you should consult an authorized financial advisor.

LEGAL MATTERS

              Certain legal matters in connection with the offering will be passed upon for us by Proskauer Rose LLP, Los Angeles, California, Sutherland Asbill & Brennan LLP, Washington, D.C., and Venable LLP, Baltimore, Maryland. Proskauer Rose LLP has from time to time represented the underwriters, Ares and Ares Capital Management on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of
	September 30, 2011	December 31, 2010
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliate investments	$2,876,091	$2,482,642
Non-controlled affiliate company investments	316,751	380,396
Controlled affiliate company investments	1,562,311	1,454,952

Total investments at fair value (amortized cost of $4,803,420 and $4,291,955, respectively)	4,755,153	4,317,990
Cash and cash equivalents	103,146	100,752
Receivable for open trades	22,560	8,876
Interest receivable	82,663	72,548
Other assets	81,984	62,380

Total assets	$5,045,506	$4,562,546

LIABILITIES
Debt	$1,800,212	$1,378,509
Management and incentive fees payable	83,843	52,397
Accounts payable and other liabilities	37,201	34,742
Interest and facility fees payable	20,972	21,763
Payable for open trades	—	24,602

Total liabilities	1,942,228	1,512,013
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 400,000 and 300,000 common shares authorized, respectively, 205,130 and 204,419 common shares issued and outstanding, respectively	205	204
Capital in excess of par value	3,271,595	3,205,326
Accumulated overdistributed net investment income	(36,245)	(11,336)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(84,010)	(169,696)
Net unrealized gain (loss) on investments and foreign currency transactions	(48,267)	26,035

Total stockholders' equity	3,103,278	3,050,533

Total liabilities and stockholders' equity	$5,045,506	$4,562,546

NET ASSETS PER SHARE	$15.13	$14.92

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the three months ended		For the nine months ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest from investments	$69,588	$66,319	$191,830	$177,285
Capital structuring service fees	20,006	8,122	38,412	15,258
Dividend income	4,886	1,381	7,094	3,299
Management fees	427	1,711	1,055	4,261
Interest from cash & cash equivalents	16	47	110	75
Other income	1,611	1,094	3,727	3,648

Total investment income from non-controlled/non-affiliate company investments	96,534	78,674	242,228	203,826
From non-controlled affiliate company investments:
Interest from investments	7,909	13,607	26,800	33,602
Capital structuring service fees	730	—	730	—
Dividend income	549	127	4,008	318
Management fees	63	75	439	363
Other income	233	63	871	485

Total investment income from non-controlled affiliate company investments	9,484	13,872	32,848	34,768
From controlled affiliate company investments:
Interest from investments	44,032	27,908	124,732	62,545
Capital structuring service fees	7,314	12,489	20,020	15,146
Dividend income	5,907	2,415	15,708	4,211
Management fees	3,677	2,652	10,723	5,430
Other income	417	116	1,104	300

Total investment income from controlled affiliate company investments	61,347	45,580	172,287	87,632

Total investment income	167,365	138,126	447,363	326,226

EXPENSES:
Interest and credit facility fees	30,971	22,755	89,739	54,453
Incentive management fees	10,159	17,805	82,846	40,922
Base management fees	18,317	15,436	52,461	35,574
Professional fees	3,683	3,233	10,929	9,191
Administrative fees	2,017	2,642	6,901	6,251
Professional fees and other costs related to the acquisition of Allied Capital Corporation	1,116	1,450	2,016	17,773
Other general and administrative	2,061	3,749	7,890	9,236

Total expenses	68,324	67,070	252,782	173,400
NET INVESTMENT INCOME BEFORE INCOME TAXES	99,041	71,056	194,581	152,826

Income tax expense (benefit), including excise tax	683	(164)	4,637	360

NET INVESTMENT INCOME	98,358	71,220	189,944	152,466

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	(28,731)	1,225	29,458	10,998
Non-controlled affiliate company investments	33,120	9	31,104	(3,725)
Controlled affiliate company investments	44,420	(6)	44,442	1,296
Foreign currency transactions	—	—	—	85

Net realized gains	48,809	1,228	105,004	8,654
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(22,672)	17,509	(43,244)	113,590
Non-controlled affiliate company investments	(34,454)	16,064	(37,214)	35,152
Controlled affiliate company investments	(49,402)	23,934	6,156	31,321
Foreign currency transactions	—	—	—	(152)

Net unrealized gains (losses)	(106,528)	57,507	(74,302)	179,911
Net realized and unrealized gains (losses) from investments and foreign currencies	(57,719)	58,735	30,702	188,565

GAIN ON THE ACQUISITION OF ALLIED CAPITAL CORPORATION	—	—	—	195,876
REALIZED LOSS ON EXTINGUISHMENT OF DEBT	—	(1,578)	(19,318)	(1,961)

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$40,639	$128,377	$201,328	$534,946

BASIC AND DILUTED EARNINGS PER COMMON SHARE (Note 10)	$0.20	$0.67	$0.98	$3.16

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (Note 10)	205,130	192,167	204,770	169,500

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of September 30, 2011
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(7)(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$245	$130

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,533	3,137

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,088

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	4,728

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($71,363 par due 12/2016)	1.00% PIK	12/31/2006	71,089	55,918	(4)
		Class A common stock (10,000 shares)		12/31/2006	10,000	—
		Class B common stock (30,000 shares)		12/31/2006	30,000	—

					111,089	55,918

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	808	715

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	6,643	5,120

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.25% (Libor + 6.00%/Q)	11/20/2007	40,000	37,600
		Subordinated notes ($16 par due 11/2018)	15.00%	11/20/2007	15,515	16,000

					55,515	53,600

Knightsbridge CLO 2008-1 Ltd.(7)(8)(9)	Investment company	Class C notes ($14,400 par due 6/2018)	7.75% (Libor + 7.50%/Q)	3/24/2010	14,400	14,400
		Class D notes ($9,000 par due 6/2018)	8.75% (Libor + 8.50%/Q)	3/24/2010	9,000	9,000
		Class E notes ($14,850 par due 6/2018)	5.25% (Libor + 5.00%/Q)	3/24/2010	13,596	13,749

					36,996	37,149

Kodiak Funding, LP(9)	Investment partnership	Limited partnership interest (1.52% interest)		4/1/2010	877	823

Novak Biddle Venture Partners III, L.P.(9)	Investment partnership	Limited partnership interest (2.47% interest)		4/1/2010	221	196

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	2,126	4,006

Senior Secured Loan Fund LLC(7)(11)(17)	Co-investment vehicle	Subordinated certificates ($788,128 par due 12/2020)	8.29% (Libor + 8.00%/Q)	10/30/2009	777,406	796,513

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	1,139	1,139

					1,001,479	964,262		31.07%

Healthcare-Services
CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	936

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC(6)	Healthcare analysis services	Senior secured loan ($7,263 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,263	6,900	(2)(16)
		Senior secured loan ($7,661 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,661	7,278	(3)(16)
		Class A common stock (9,679 shares)		6/15/2007	4,000	9,337
		Class C common stock (1,546 shares)		6/15/2007	—	1,491

					18,924	25,006

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,720,874 units)		6/26/2008	10,721	4,437

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Common stock (1,410,000 shares)		9/27/2010	1,512	1,101

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($12,973 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	12,973	12,973	(16)
		Senior secured loan ($45,570 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	45,570	45,570	(2)(16)
		Senior secured loan ($8,476 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	8,476	8,476	(3)(16)

					67,019	67,019

MW Dental Holding Corp.	Dental services	Senior secured revolving loan ($1,700 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	1,700	1,649	(16)
		Senior secured loan ($30,723 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	30,723	29,801	(16)
		Senior secured loan ($49,875 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	49,875	48,379	(2)(16)
		Senior secured loan ($2,693 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	2,693	2,612	(3)(16)

					84,991	82,441

Napa Management Services Corporation	Anesthesia management services provider	Senior secured loan ($10,961 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	10,605	10,961	(16)
		Senior secured loan ($29,625 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	29,625	29,625	(2)(16)
		Senior secured loan ($7,801 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/15/2011	7,801	7,801	(3)(16)
		Common units (5,000 units)			5,000	5,000

					53,031	53,387

NS Merger Sub. Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior subordinated loan ($579 par due 6/2017)	13.50%	6/21/2010	579	579
		Senior subordinated loan ($50,000 par due 6/2017)	13.50%	6/21/2010	50,000	50,000	(2)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,388

					53,079	52,967

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	3,038

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Senior secured loan ($10,202 par due 5/2014)	8.25% (Libor + 7.00%/M)	5/9/2008	10,202	10,202	(2)(16)
		Senior secured loan ($9,417 par due 5/2014)	8.25% (Libor + 7.00%/M)	5/9/2008	9,417	9,417	(3)(16)
		Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	8,550
		Common stock (16,106 shares)		7/30/2008	100	—

					30,875	28,169

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior secured loan ($9,131 par due 11/2015)	6.75% (Libor + 5.00%/Q)	11/3/2010	9,106	9,131	(3)(16)
		Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,954	4,000
		Preferred stock (333 shares)		3/12/2008	125	14
		Common stock (16,667 shares)		3/12/2008	167	705

					13,352	13,850

PRA Holdings, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.35% (Libor + 4.00%/Q)	12/14/2007	11,011	11,103	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.35% (Libor + 4.00%/Q)	12/14/2007	11,657	11,760	(3)

					22,668	22,863

Reed Group, Ltd.	Medical disability management services provider	Senior secured revolving loan ($1,250 par due 12/2013)		4/1/2010	1,097	1,062	(15)
		Senior secured loan ($10,755 par due 12/2013)		4/1/2010	9,129	9,142	(15)
		Senior secured loan ($20,576 par due 12/2013)		4/1/2010	15,918	4,242	(15)
		Equity interests		4/1/2010	203	—

					26,347	14,446

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($1,275 par due 11/2010)	14.50%	4/1/2010	1,134	914
		Junior secured loan ($1,822 par due 11/2010)	12.50%	4/1/2010	1,640	1,305
		Preferred member units (1,823,179 units)		4/1/2010	—	—

					2,774	2,219

Sunquest Information Systems, Inc.	Laboratory software solutions provider	Junior secured loan ($75,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	75,000	74,250	(16)
		Junior secured loan ($50,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	50,000	49,500	(2)(16)

					125,000	123,750

U.S. Renal Care, Inc.	Dialysis provider	Senior secured loan ($7,462 par due 12/2016)	5.50% (Libor + 4.00%/Q)	6/9/2011	7,425	7,164	(16)
		Senior subordinated loan ($50,314 par due 6/2017)	11.25% Cash, 2.00% PIK	5/24/2010	50,314	50,314	(2)(4)

					57,739	57,478

Vantage Oncology, Inc.	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	6,005

					576,304	559,112		18.02%

Business Services
Aviation Properties Corporation(7)	Aviation services	Common stock (100 shares)		4/1/2010	—	—

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
BenefitMall Holdings Inc.(7)	Employee benefits broker services company	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326
		Common stock (39,274,290 shares)		4/1/2010	53,510	53,871
		Warrants		4/1/2010	—	—

					93,836	94,197

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($1,950 par due 12/2013)	6.50% (Libor + 4.50%/Q)	4/1/2010	1,950	1,950	(16)
		Senior secured revolving loan ($1,250 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	1,250	1,250	(16)
		Senior secured loan ($492 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	492	492	(4)
		Senior secured loan ($50,437 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	50,437	50,437	(2)(4)
		Senior subordinated loan ($14,108 par due 12/2015)		4/1/2010	13,038	2,880	(15)
		Common stock (37,024 shares)		4/1/2010	—	—

					67,167	57,009

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated note ($4,000 par due 9/2015)	9.00%	9/30/2011	4,000	4,000
		Member interest (3.17%)		4/1/2010	—	—

					4,000	4,000

Cornerstone Records Management, LLC	Physical records storage and management service provider	Senior secured loan ($16,277 par due 8/2016)	8.50% (Libor + 7.00%/M)	8/12/2011	16,277	15,951	(16)

Coverall North America, Inc.(7)	Commercial janitorial service provider	Subordinated notes ($9,386 par due 2/2016)	10.00% Cash, 2.00% PIK	2/22/2011	9,386	9,386	(4)

Diversified Collections Services, Inc.	Collections services	Senior secured loan ($34,000 par due 9/2012)	13.75% (Libor + 11.75%/M)	6/25/2010	34,000	34,000	(2)(16)
		Senior secured loan ($5,719 par due 3/2012)	7.50% (Libor + 5.50%/M)	6/25/2010	5,719	5,719	(3)(16)
		Senior secured loan ($2,000 par due 9/2012)	13.75% (Libor + 11.75%/M)	6/25/2010	2,000	2,000	(3)(16)
		Preferred stock (14,927 shares)		5/18/2006	169	304
		Common stock (478,816 shares)		4/1/2010	1,478	3,091
		Common stock (114,004 shares)		2/5/2005	295	1,171

					43,661	46,285

Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200

Interactive Technology Solutions, LLC	IT services provider	Senior secured loan ($7,391 par due 6/2015)	8.75% (Base Rate + 5.50%/Q)	10/21/2010	7,391	7,391	(16)
		Senior secured loan ($8,281 par due 6/2015)	8.75% (Base Rate + 5.50%/Q)	10/21/2010	8,281	8,281	(3)(16)

					15,672	15,672

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Senior secured revolving loan ($500 par due 6/2013)	5.75% (Libor + 5.50%/M)	6/22/2006	500	500
		Limited liability company membership interest (10.00% interest)		6/22/2006	—	649

					500	1,149

Microstar Logistics LLC	Keg management solutions provider	Junior secured loan ($85,000 par due 8/2016)	10.00% (Libor + 9.00%/Q)	8/5/2011	85,000	85,000	(16)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,379
		Common units (1,725,280 units)		4/1/2010	—	—

					788	1,379

MVL Group, Inc.(7)	Marketing research provider	Senior secured loan ($22,772 par due 7/2012)	12.00%	4/1/2010	22,772	22,772
		Senior subordinated loan ($35,619 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	35,050	35,619	(4)
		Junior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	12
		Common stock (560,716 shares)		4/1/2010	—	—

					57,822	58,403

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875
		Senior secured loan ($5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	(2)
		Senior secured loan ($7,253 par due 11/2013)	5.73% (Libor + 5.50%/M)	11/20/2007	7,253	7,253	(2)
		Senior secured loan ($4,527 par due 11/2013)	5.73% (Libor + 5.50%/M)	11/20/2007	4,527	4,527	(3)
		Common stock (85 shares)			3,768	2,729

					22,923	21,884

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC	Bankruptcy and foreclosure processing services	Senior subordinated loan ($17,126 par due 2/2014)		2/9/2007	16,788	5,819	(15)
		Senior subordinated loan ($27,576 par due 2/2014)		2/9/2007	27,032	9,371	(2)(15)
		Preferred units (30,000 units)		4/11/2006	3,000	—

					46,820	15,190

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)		4/1/2010	4,463	3,404	(15)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	192

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	754

Tradesmen International, Inc.	Construction labor support	Junior secured loan ($14,014 par due 5/2014)	13.00% Cash, 1.00% PIK	4/1/2010	10,718	14,014	(4)
		Warrants to purchase up to 771,036 shares		4/1/2010	—	3,411

					10,718	17,425

Tripwire, Inc.	IT security software provider	Senior secured loan ($30,000 par due 5/2018)	10.50% (Libor + 9.25%/Q)	5/23/2011	30,000	30,000	(16)
		Senior secured loan ($50,000 par due 5/2018)	10.50% (Libor + 9.25%/Q)	5/23/2011	50,000	50,000	(2)(16)
		Class A common stock (2,970 shares)		5/23/2011	2,970	2,976
		Class B common stock (2,655,638 shares)		5/23/2011	30	30

					83,000	83,006

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,204	2,108

					572,487	532,594		17.16%

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured revolving loan ($1,000 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	1,000	1,000	(16)
		Senior secured loan ($31,466 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	31,466	31,466	(16)
		Senior secured loan ($49,012 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/18/2011	49,012	49,012	(2)(16)

					81,478	81,478

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	13,231

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($18,571 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	18,571	18,571	(16)
		Junior secured loan ($31,506 par due 12/2015)	15.25% (Libor + 11.00% Cash, 4.00% PIK/Q)	12/10/2010	31,506	31,191	(4)
		Junior secured loan ($9,485 par due 12/2015)	15.29% (Libor + 11.00% Cash, 4.00% PIK/Q)	12/10/2010	9,485	9,391	(4)
		Warrants to purchase up to 578,427 shares		12/10/2010	—	389

					59,562	59,542

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Junior secured loan ($17,000 par due 7/2014)	7.74% (Libor + 7.50%/M)	4/1/2010	15,002	12,580
		Senior subordinated loan ($26,209 par due 1/2015)		4/1/2010	24,151	13,425	(15)
		Common stock (2,406 shares)		4/1/2010	926	—

					40,079	26,005

ELC Acquisition Corp., ELC Holdings Corporation, and Excelligence Learning Corporation(6)	Developer, manufacturer and retailer of educational products	Preferred stock (99,492 shares)	12.00% PIK	8/1/2011	10,149	10,149	(4)
		Common stock (50,800 shares)		8/1/2011	51	51

					10,200	10,200

Infilaw Holding, LLC	Law school operator	Senior secured loan ($30,000 par due 8/2016)	10.75% (Base Rate + 7.50%/Q)	8/25/2011	30,000	30,000	(16)
		Series A preferred units (131,000 units)	10.75% (Base Rate + 7.50%/Q)	8/25/2011	131,000	128,380	(16)

					161,000	158,380

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	5,926
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—
		Common stock (20 shares)		6/7/2010	—	—

					5,689	5,926

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($20,302 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	20,302	20,302	(16)
		Senior secured loan ($9,833 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	9,833	9,833	(3)(16)

					30,135	30,135

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
R3 Education, Inc. and EIC Acquisitions Corp.(8)	Medical school operator	Senior secured loan ($9,261 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	9,261	15,091	(16)
		Senior secured loan ($3,663 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	3,663	5,969	(3)(16)
		Senior secured loan ($4,331 par due 4/2013)	9.00% (Libor + 6.00%/Q)	5/24/2007	4,331	7,058	(16)
		Senior secured loan ($6,304 par due 4/2013)	13.00% PIK	12/8/2009	3,542	10,273	(4)
		Preferred stock (8,800 shares)		7/30/2008	2,200	1,100
		Common membership interest (26.27% interest)		9/21/2007	15,800	18,433
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—

					38,797	57,924

					437,460	442,821		14.27%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,010 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	2,010	2,010	(16)
		Senior secured revolving loan ($608 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	608	608	(16)
		Senior secured loan ($66 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	66	66	(16)
		Senior secured loan ($7,449 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	7,449	7,449	(16)
		Senior secured loan ($11,315 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	11,318	11,315	(2)(16)
		Senior secured loan ($9,434 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,434	9,434	(3)(16)
		Promissory note ($14,897 par due 11/2016)		6/1/2006	14,886	8,562
		Warrants to purchase up to 0.61 shares		6/1/2006	—	—

					45,771	39,444

Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(2)
		Common stock (19,672 shares)		5/28/2010	1,967	1,776

					41,967	41,776

Huddle House, Inc.(7)	Restaurant owner and operator	Senior subordinated loan ($20,765 par due 12/2015)	12.00% Cash, 3.00% PIK	4/1/2010	20,481	19,772	(4)
		Common stock (358,279 shares)		4/1/2010	—	—

					20,481	19,772

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	Senior secured revolving loan ($3,300 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	3,300	3,300	(16)
		Senior secured loan ($34,027 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	34,027	34,027	(16)
		Junior secured loan ($37,552 par due 9/2014)	14.00%	4/1/2010	25,976	28,163
		Preferred units (10,000 units)		10/28/2010	—	—
		Class A common units (25,001 units)		4/1/2010	—	—
		Class B common units (1,122,452 units)		4/1/2010	—	—

					63,303	65,490

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OTG Management, Inc.	Airport restaurant operator	Senior secured revolving loan ($937 par due 8/2016)	8.50% (Libor + 7.00%/Q)	8/9/2011	937	937	(16)
		Senior secured loan ($19,687 par due 8/2016)	8.50% (Libor + 7.00%/M)	8/9/2011	19,687	19,687	(16)
		Junior secured loan ($34,285 par due 8/2016)	14.50% (Libor + 13.00%/Q)	8/9/2011	34,285	34,285	(16)
		Common units (3,000,000 units)		1/5/2011	3,000	3,175
		Warrants to purchase up to 100,866 shares of common stock		6/19/2008	100	5,527

					58,009	63,611

PMI Holdings, Inc.	Restaurant owner and operator	Senior secured loan ($9,022 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,022	9,022	(2)(16)
		Senior secured loan ($36 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	36	36	(2)(16)
		Senior secured loan ($9,022 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,022	9,022	(3)(16)
		Senior secured loan ($36 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	36	36	(3)(16)

					18,116	18,116

S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan ($34,712 par due 7/2012)	13.00% (Libor + 9.00% Cash, 2.00% PIK/Q)	4/1/2010	29,970	34,712	(4)(16)
		Preferred stock (46,690 shares)		4/1/2010	—	117
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—

					29,970	34,829

Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Junior secured loan ($80,250 par due 5/2015)	11.00%	5/23/2008	78,800	80,250
		Junior secured loan ($30,000 par due 5/2015)	11.00%	5/23/2008	30,000	30,000	(2)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	5,957

					116,300	116,207

					393,917	399,245		12.87%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	11,395	12,607

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	6,000	2,798

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured revolving loan ($14,000 par due 12/2013)	6.00%	11/29/2010	14,000	14,000
		Senior secured loan ($32,000 par due 12/2015)	12.00%	11/29/2010	32,000	32,000
		Equity interests		11/29/2010	53,374	30,400

					99,374	76,400

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($19,500 par due 6/2015)	15.00%	4/1/2010	19,500	19,500

Compass Group Diversified Holdings, LLC(10)	Middle market business manager	Senior secured revolving loan ($16,176 par due 12/2012)	2.73% (Libor + 2.50%/M)	4/1/2010	16,176	16,176

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	7,020	8,028	(4)
		Common stock (650,000 shares)		10/13/2010	—	—

					7,020	8,028

Imperial Capital Group, LLC	Investment services	Class A common units (15,420 units)		5/10/2007	14,997	19,944
		2006 Class B common units (5,052 units)		5/10/2007	3	4
		2007 Class B common units (630 units)		5/10/2007	—	—

					15,000	19,948

Ivy Hill Asset Management, L.P. (7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	112,876	186,823

					287,341	342,280		11.03%

Aerospace and Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($209,475 par due 7/2017)	7.25% (Libor + 5.75%/M)	7/22/2011	209,475	202,667	(16)
		Senior secured loan ($49,875 par due 7/2017)	7.25% (Libor + 5.75%/M)	7/22/2011	49,875	48,254	(2)(16)

					259,350	250,921

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	93	93	(4)
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,873

					2,384	1,966

					261,734	252,887		8.15%

Consumer Products—Non-durable
Augusta Sportswear, Inc.	Manufacturer of athletic apparel	Senior secured loan ($9,113 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	9,113	9,113	(3)(16)

Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured loan ($21,941 par due 10/2013)	13.44%	4/1/2010	21,372	21,941

Insight Pharmaceuticals Corporation(6)	OTC drug products manufactuer	Junior secured loan ($25,000 par due 8/2017)	13.25% (Libor + 11.75%/Q)	8/26/2011	24,733	24,000	(16)
		Class A common stock (155,000 shares)		8/26/2011	6,035	9,302
		Class B common stock (155,000 shares)		8/26/2011	6,035	9,302

					36,803	42,604

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Making Memories Wholesale, Inc.(7)	Scrapbooking branded products manufacturer	Senior secured revolving loan ($2,250 par due 8/2014)		8/21/2009	2,229	2,052	(15)
		Senior secured loan ($9,625 par due 8/2014)		8/21/2009	7,193	—	(15)
		Senior secured loan ($5,861 par due 8/2014)		8/21/2009	3,874	—	(15)
		Common stock (100 shares)		8/21/2009	—	—

					13,296	2,052

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Senior secured revolving loan ($13,300 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	13,300	12,901	(16)
		Senior secured loan ($41,969 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	41,695	40,710	(2)(16)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	238
		Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	1,509

					54,995	55,358

The Step2 Company, LLC	Toy manufacturer	Junior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	25,696	27,000
		Junior secured loan ($30,776 par due 4/2015)	10.00% Cash, 5.00% PIK	4/1/2010	29,172	27,773	(4)
		Common units (1,116,879 units)		4/1/2010	24	—
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	—

					54,892	54,773

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	6,200	6,632	(4)
		Common units (5,400 units)		6/21/2007	—	195

					6,200	6,827

Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($45,000 par due 2/2015)	12.00%	1/22/2010	40,175	43,200
		Common stock (4,254 shares)		1/22/2010	1,222	2,090

					41,397	45,290

					238,068	237,958		7.67%

Containers and Packaging
ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($153,500 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	153,500	149,662	(16)
		Senior secured loan ($23,000 par due 8/2016)	8.00% (Libor + 7.00%/Q)	8/31/2011	23,000	22,425	(2)(16)

					176,500	172,087

					176,500	172,087		5.55%

Services—Other
Growing Family, Inc. and GFH Holdings, LLC(6)	Photography services	Senior secured loan ($9,645 par due 12/2014)	6.50% (Libor + 6.00%/Q)	7/01/2011	9,424	8,719	(16)
		Series D preferred units (8,750 units)		7/01/2011	—	—
		Common stock (552,430 shares)		3/16/2007	872	—
		Warrants to purchase up to 11,313,678 shares		7/01/2011	—	—

					10,296	8,719

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PODS Funding Corp.	Storage and warehousing	Senior subordinated loan ($25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125
		Senior subordinated loan ($7,582 par due 12/2015)	16.64% PIK	12/23/2009	6,405	7,582	(4)

					31,530	32,707

The Dwyer Group(6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($17,100 par due 12/2016)	14.50%	12/22/2010	17,100	17,100
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	14,131	15,396	(4)

					31,231	32,496

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC)	Laundry service and equipment provider	Senior secured loan ($4,850 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,712	4,850	(3)
		Junior secured loan ($36,900 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	36,900	36,531	(16)
		Junior secured loan ($50,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	50,000	49,500	(2)(16)
		Junior secured loan ($3,100 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	3,100	3,069	(3)(16)

					94,712	93,950

					167,769	167,872		5.41%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company and Cameron Holdings of NC, Inc.	Broadband communication services	Senior secured loan ($12,675 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	12,183	12,548	(2)(16)
		Senior secured loan ($8,930 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	8,930	8,841	(3)(16)
		Senior subordinated loan ($10,476 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	10,476	10,476	(4)
		Senior subordinated loan ($26,799 par due 11/2014)	12.00% Cash, 4.00% PIK	9/1/2010	26,799	26,799	(4)
		Senior subordinated loan ($33,263 par due 11/2014)	12.00% Cash, 2.00% PIK	2/8/2008	33,263	33,263	(2)(4)
		Warrants to purchase up to 378 shares		11/7/2007	—	6,165
		Warrants to purchase up to 200 shares		9/1/2010	—	3,262

					91,651	101,354

Dialog Telecom LLC	Broadband communication services	Senior secured loan ($16,259 par due 12/2012)	12.00% (Libor + 5.50% Cash, 6.00% PIK/Q)	6/20/2011	16,259	16,259	(4)(16)

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					107,910	117,613		3.79%

Environmental Services
AWTP, LLC(7)	Water treatment services	Junior secured loan ($4,058 par due 6/2015)	5.00% Cash, 5.00% PIK	4/18/2011	4,058	4,058	(4)
		Junior secured loan ($863 par due 6/2015)	15.00% PIK	4/18/2011	863	661	(4)
		Junior secured loan ($4,353 par due 6/2015)	15.00% PIK	4/18/2011	4,353	3,331	(3)(4)
		Membership interests (90% interest)		4/18/2011	—	—

					9,274	8,050

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
RE Community Holdings II, Inc.and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Senior secured loan ($36,700 par due 3/2016)	11.50% (Libor + 9.75%/Q)	3/1/2011	36,700	36,700	(2)(16)
		Senior secured loan ($8,300 par due 3/2016)	11.50% (Libor + 9.75%/Q)	3/1/2011	8,300	8,300	(3)(16)
		Preferred stock (1,000 shares)	12.50% PIK	3/1/2011	8,059	8,047	(4)

					53,059	53,047

Sigma International Group, Inc.(8)	Water treatment parts manufacturer	Junior secured loan ($4,000 par due 4/2014)	10.00% (Libor + 3.50% Cash, 5.00% PIK/A)	7/8/2011	4,000	3,000	(4)(16)

Waste Pro USA, Inc	Waste management services	Preferred Class A common equity (611,615 shares)		11/9/2006	12,263	19,621

					78,596	83,718		2.70%

Manufacturing
Component Hardware Group, Inc.	Commercial equipment manufacturer	Junior secured loan ($3,083 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,083	3,083	(4)
		Senior subordinated loan ($10,463 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	6,618	10,463	(4)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	2,942

					9,701	16,488

HOPPY Holdings Corp.	Manufacturer of automotive and recreational vehicle aftermarket products	Senior secured loan ($14,550 par due 6/2016)	5.25% (Libor + 4.00%/Q)	6/3/2011	14,550	13,823	(16)

NetShape Technologies, Inc.	Metal precision engineered components manufacturer	Senior secured revolving loan ($849 par due 2/2013)	4.08% (Libor + 3.75%/Q)	4/1/2010	398	527

Saw Mill PCG Partners LLC	Metal precision engineered components manufacturer	Common units (1,000 units)		1/30/2007	1,000	—

UL Holding Co., LLC	Petroleum product manufacturer	Junior secured loan ($2,098 par due 12/2012)	9.14% (Libor + 8.88%/Q)	12/24/2007	2,098	2,098
		Junior secured loan ($4,091 par due 12/2012)	14.00%	12/24/2007	4,091	4,091
		Junior secured loan ($2,000 par due 12/2012)	9.24% (Libor + 8.88%/Q)	6/17/2011	2,000	2,000
		Junior secured loan ($5,000 par due 12/2012)	15.00%	8/13/2010	5,000	5,000
		Junior secured loan ($2,933 par due 12/2012)	14.00%	12/24/2007	2,933	2,933	(2)
		Junior secured loan ($835 par due 12/2012)	9.14% (Libor + 8.88%/Q)	12/24/2007	835	835	(3)
		Junior secured loan ($1,810 par due 12/2012)	14.00%	12/24/2007	1,810	1,810	(3)
		Junior secured loan ($10,755 par due 12/2012)	9.15% (Libor + 8.88%/Q)	12/24/2007	10,755	10,755	(3)
		Class A common units (8,982 units)		6/17/2011	90	41
		Class B-4 common units (50,000 units)		4/25/2008	500	229
		Class B-5 common units (499,000 units)		6/17/2011	4,990	2,285
		Class C common units (549,491 units)		4/25/2008	—	2,517

					35,102	34,594

					60,751	65,432		2.11%

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Energy
La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan ($59,000 par due 8/2018)	10.25% (Libor + 8.75%/Q)	8/9/2011	57,744	57,525	(16)

					57,744	57,525		1.85%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($3,000 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	3,000	3,000	(16)
		Senior secured loan ($13,363 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	13,363	13,363	(16)
		Senior secured loan ($14,060 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,060	14,060	(3)(16)
		Senior units (50,000 units)			5,000	3,921

					35,423	34,344

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($7,615 par due 2/2013)	16.00% PIK	2/6/2008	7,615	7,615	(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,500

					10,115	9,115

Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	728
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—

					980	728

Fleischmann's Vinegar Company, Inc.	Leading manufacturer, supplier, and distributer of industrial vinegar products	Senior secured loan ($12,540 par due 5/2016)	8.75% (Libor + 7.25%/Q)	6/1/2011	12,540	12,540	(16)

					59,058	56,727		1.83%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,589

Stag-Parkway, Inc.(7)	Automotive aftermarket components supplier	Senior secured loan ($34,500 par due 12/2014)	12.50% (Libor + 11.00%/Q)	9/30/2010	34,500	34,500	(16)
		Preferred stock (4,200 shares)	16.50% PIK	9/30/2010	3,013	4,200	(4)
		Common stock (10,200 shares)		9/30/2010	—	12,765

					37,513	51,465

					40,013	54,054		1.74%

Retail
Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,218,481 shares)		8/8/2006	4,909	11,633

Things Remembered Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($26,433 par due 3/2014)	9.00% (Base Rate + 7.00%/M)	9/28/2006	26,409	26,433	(16)
		Senior secured loan ($8,226 par due 3/2014)	9.00% (Base Rate + 7.00%/M)	9/28/2006	8,302	8,226	(3)(16)
		Class B preferred stock (73 shares)		3/19/2009	—	2,056
		Preferred stock (80 shares)		9/28/2006	1,800	2,249
		Common stock (800 shares)		9/28/2006	200	465
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	497

					36,711	39,926

					41,620	51,559		1.66%

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($23,964 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	23,964	23,964	(4)
		Member interest (10.00% interest)		4/1/2010	594	—
		Option (25,000 units)		4/1/2010	25	556

					24,583	24,520

Allied Capital REIT, Inc.(7)	Real estate investment trust	Real estate equity interests		4/1/2010	—	428
		Real estate equity interests		4/1/2010	50	—

					50	428

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	1,611	1,727	(15)

Aquila Binks Forest Development, LLC	Real estate developer	Commercial mortgage loan ($13,118 par due 12/2014)		4/1/2010	11,541	5,022	(15)
		Real estate equity interests		4/1/2010	—	—

					11,541	5,022

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	2,508

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior secured loan ($433 par due 6/2010)	10.00%	4/1/2010	433	444
		Senior subordinated loan ($8,891 par due 1/2012)		4/1/2010	1,475	372	(15)
		Senior subordinated loan ($12,408 par due 6/2017)		4/1/2010	2,410	650	(15)
		Senior subordinated loan ($10,967 par due 9/2012)		4/1/2010	2,051	546	(15)
		Senior subordinated loan ($261 par due 3/2013)		4/1/2010	263	24	(15)
		Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(15)
		Preferred equity interest		4/1/2010	—	39
		Common equity interest		4/1/2010	35	—

					6,667	2,075

DI Safford, LLC	Hotel operator	Commercial mortgage loan ($5,423 par due 5/2032)		4/1/2010	2,667	2,400	(15)

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($35,239 par due 2/2011)		4/1/2010	3,945	3,770	(15)
		Common stock (93,500 shares)		4/1/2010	—	—

					3,945	3,770

MGP Park Place Equity, LLC	Office building operator	Commercial mortgage loan ($6,500 par due 5/2011)		4/1/2010	—	—	(15)

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	7,970

					57,381	50,420		1.62%

Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Junior secured loan ($41,325 par due 2/2014)	6.75% (Libor + 6.50%/Q)	4/1/2010	32,367	35,126

Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership based buying club franchisor and operator	Junior secured note ($32,000 par due 2/2017)		1/21/2011	30,761	10,082	(15)
		Limited partnership interest (66,667 shares)		4/1/2010	2,594	—
		Limited partnership interest (83,333 shares)		11/30/2007	8,333	—

					41,688	10,082

					74,055	45,208		1.46%

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Chemicals, Plastics and Rubber
Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($3,576 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	3,576	3,576	(4)
		Senior secured loan ($9,967 par due 11/2013)	10.25% (Base Rate + 3.50%/M)	6/29/2011	9,967	9,967	(16)
		Senior secured loan ($6,639 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	6,639	6,639	(16)
		Senior secured loan ($5,207 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	5,207	5,207	(2)(4)
		Senior secured loan ($8,227 par due 11/2013)	8.25% (Libor + 4.25%/M)	5/22/2006	8,227	8,227	(3)(16)
		Senior secured loan ($915 par due 11/2013)	10.25% (Base Rate + 3.50%/M)	6/29/2011	915	915	(3)(16)
		Senior secured loan ($610 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	610	610	(3)(16)

					35,141	35,141

Protective Industries, Inc.	Manufacturer of plastic protection products	Senior secured loan ($5,603 par due 5/2017)	5.75% (Libor + 4.25%/M)	5/23/2011	5,603	5,435	(16)
		Senior subordinated loan ($707 par due 5/2018)	8.00% Cash, 7.25% PIK	5/23/2011	707	707	(4)
		Preferred stock (2,379,361 shares)		5/23/2011	2,307	2,307

					8,617	8,449

					43,758	43,590		1.40%

Automotive Services
Driven Brands, Inc.(6)	Automotive aftermarket car care franchisor	Senior secured loan ($3,200 par due 10/2014)	6.50% (Libor + 5.00%/M)	5/12/2010	3,131	3,200	(3)(16)
		Senior secured loan ($201 par due 10/2014)	7.00% (Base Rate + 3.75%/M)	5/12/2010	197	201	(3)(16)
		Common stock (3,772,098 shares)		4/1/2010	4,939	7,543

					8,267	10,944

Penn Detroit Diesel Allison, LLC(7)	Diesel engine manufacturer	Member interest (70,249 shares)		4/1/2010	15,993	21,601

					24,260	32,545		1.05%

Printing, Publishing and Media
EarthColor, Inc.(7)	Printing management services	Common stock (89,435 shares)		4/1/2010	—	—

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	—

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2012)	9.00% (Libor + 6.00%/Q)	3/2/2006	1,141	982	(16)
		Senior secured revolving loan ($1,128 par due 10/2012)	9.00% (Base Rate + 5.00%/M)	3/2/2006	1,128	970	(16)
		Senior secured loan ($7,629 par due 10/2012)	16.00% (Libor + 6.00% Cash, 5.00% PIK/Q)	3/2/2006	7,315	7,171	(3)(4)(16)
		Senior secured loan ($70 par due 10/2012)	15.00% (Base Rate + 5.00% Cash, 5.00% PIK/M)	3/2/2006	67	66	(3)(4)(16)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—

					11,651	9,189

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (21,711 shares)		9/29/2006	2,171	4,172
		Common stock (15,393 shares)		9/29/2006	3	10

					2,174	4,182

					20,425	13,371		0.43%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($11,500 par due 10/2013)	4.74% (Libor + 4.50%/M)	10/11/2007	11,500	11,270	(3)

					11,500	11,270		0.36%

Housing—Building Materials
HB&G Building Products, Inc.	Synthetic and wood product manufacturer	Senior subordinated loan ($9,627 par due 3/2013)		10/8/2004	8,991	1,003	(15)
		Common stock (2,743 shares)		10/8/2004	753	—
		Warrants to purchase up to 4,464 shares of common stock		10/8/2004	653	—

					10,397	1,003

					10,397	1,003		0.03%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, development	Warrants to purchase up to 69,978 shares of common stock		4/1/2010	88	—
		Warrants to purchase up to 210,453 shares of preferred stock		4/1/2010	2,805	—

					2,893	—

					2,893	—		0.00%

					$4,803,420	$4,755,153		153.23%

(1)
Other than our investments listed in footnote 7 below, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments, which as of September 30, 2011 represented 153% of the Company's net assets or 94% of the Company's total assets, are subject to legal restrictions on sales.

The investments not otherwise pledged as collateral in respect of the Debt Securitization (as defined below) or the Revolving Funding Facility (as defined below) by the respective obligors thereunder are pledged as collateral by the Company and certain of its other subsidiaries for the Revolving Credit Facility (as defined below)(except for a limited number of exceptions as provided in the credit agreement governing the Revolving Credit Facility).

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(3)
Pledged as collateral for the Debt Securitization.

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the nine months ended September 30, 2011 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$2,309	$—	$—	$—	$—	$(45)
Apple & Eve, LLC and US Juice Partners, LLC	$3,000	$2,839	$—	$2,554	$—	$—	$25	$—	$(1,114)
BB&T Capital Partners/Windsor Mezzanine Fund, LLC	$—	$2,640	$9,260	$—	$—	$—	$—	$3,902	$(3,805)
Carador PLC	$—	$—	$9,033	$—	$—	$160	$—	$(2,989)	$3,699
Campus Management Corp. and Campus Management Acquisition Corp.	$571	$—	$—	$—	$—	$—	$—	$—	$(1,174)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$75	$8,763	$648	$—	$2,589	$—	$1,561	$(679)
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$38,800	$80,315	$9,946	$2,637	$—	$—	$—	$2,770	$(30,025)
Driven Brands, Inc.	$—	$237	$—	$202	$—	$—	$—	$13	$1,205
DSI Renal, Inc.	$—	$77,774	$19,684	$7,919	$—	$—	$33	$27,522	$(21,565)
The Dwyer Group	$—	$—	$11,708	$2,854	$—	$853	$—	$—	$1,266
ELC Acquisition Corp. and ELC Holdings Corporation	137,200	135,661	—	1,056		200	19	—	—
Firstlight Financial Corporation	$—	$2,988	$—	$501	$—	$—	$188	$12	$4,348
Growing Family, Inc. and GFH Holdings, LLC	$—	$34	$—	$551	$—	$—	$6	$1	$4,414
Industrial Container Services, LLC	$3,304	$8,491	$1,800	$69	$—	$—	$121	$19,880	$(13,403)
Insight Pharmaceuticals Corporation	$24,730	$56,080	$—	$3,569	$730	$—	$765	$—	$4,439
Investor Group Services, LLC	$500	$—	$—	$1	$—	$206	$5	$—	$85
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$13
Pillar Processing LLC and PHL Holding Co.	$—	$12,144	$—	$1,606	$—	$—	$148	$—	$(2,972)
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$154	$14,068	$—	$—	$—	$—	$(14,068)	$14,120
Regency Healthcare Group, LLC	$—	$—	$2,007	$—	$—	$—	$—	$380	$335
Soteria Imaging Services, LLC	$—	$1,231	$—	$324	$—	$—	$—	$50	$81
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(4,367)
Universal Environmental Services, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Universal Trailer Corporation	$—	$—	$7,930	$—	$—	$—	$—	$(7,930)	$7,930
(7)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the nine months ended September 30, 2011 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$—	$7	$—	$—	$—	$4	$—	$—	$(68)
Allied Capital REIT, Inc.	$—	$115	$—	$—	$—	$—	$—	$585	$(190)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(506)
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
AWTP, LLC	$2,926	$—	$—	$445	$—	$—	$—	$—	$(1,225)
BenefitMall Holdings, Inc.	$—	$—	$—	$5,505	$—	$—	$375	$—	$3,421
Border Foods, Inc.	$—	$28,526	$34,818	$1,401	$—	$—	$—	$5,174	$3,601
Callidus Capital Corporation	$6,000	$—	$—	$—	$—	$—	$—	$—	$(3,448)
Ciena Capital LLC	$—	$—	$—	$2,353	$—	$—	$—	$—	$(16,663)
Citipostal, Inc.	$2,850	$2,802	$—	$5,454	$—	$—	$265	$—	$(9,654)
Coverall North America, Inc.	$—	$30,907	$—	$642	$—	$—	$75	$(7,640)	$7,624
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$202	$—	$—	$—	$—	$(1,664)
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(278)
HCP Acquisition Holdings, LLC	$677	$—	$—	$—	$—	$—	$—	$—	$(1,310)
Hot Light Brands, Inc.	$—	$929	$—	$—	$—	$—	$—	$—	$70
Huddle House Inc.	$—	$—	$—	$2,323	$—	$—	$563	$—	$3,121
Industrial Air Tool, LP and affiliates	$—	$—	$13,419	$—	$—	$370	$185	$581	$(1,517)
Ivy Hill Asset Management, L.P.	$9,419	$—	$—	$—	$—	$14,286	$—	$—	$41,169
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$—	$3,589	$—	$—	$—	$—	$1,499
Knightsbridge CLO 2007-1 Ltd.	$—	$—	$14,852	$1,019	$—	$—	$—	$3,724	$307
Knightsbridge CLO 2008-1 Ltd.	$—	$—	$—	$2,045	$—	$—	$—	$—	$3,262
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Making Memories Wholesale, Inc.	$1,750	$345	$—	$23	$—	$—	$2	$—	$(5,880)
MVL Group, Inc.	$—	$—	$—	$6,431	$—	$—	$—	$—	$(505)
Orion Foods, LLC	$3,300	$220	$—	$7,828	$—	$—	$609	$—	$(9,017)
Penn Detroit Diesel Allison, LLC	$—	$4,077	$—	$—	$—	$—	$375	$1,095	$3,621
Reflexite Corporation	$—	$9,281	$27,435	$1,129	$—	$—	$39	$40,923	$(3,088)
Senior Secured Loan Fund LLC*	$239,967	$—	$—	$81,073	$20,020	$—	$9,152	$—	$(5,128)
Stag-Parkway, Inc.	$—	$—	$—	$3,270	$—	$685	$187	$—	$(1,907)
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$947	$—	$—	$—	$363	$—	$—	$509

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), we co-invest through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by GE and the Company; therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(10)
Public company with outstanding equity with a market value in excess of $250 million and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which states that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". Ares Capital continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release), Ares Capital has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in our schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with Ares Capital's position.

(12)
Variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 5.00% on $40 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(14)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(15)
Loan was on non-accrual status as of September 30, 2011.

(16)
Loan includes interest rate floor feature.

(17)
In addition to the interest earned based on the contractual stated interest rate of this security, the notes entitle us to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2010

(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(7)(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$264	$217

BB&T Capital Partners/Windsor Mezzanine Fund, LLC(6)(9)	Investment company	Member interest (32.59% interest)		4/1/2010	11,900	15,704

Callidus Debt Partners CDO Fund I, Ltd.(8)(9)	Investment company	Class C notes ($18,800 par due 12/2013)		4/1/2010	2,669	1,239
		Class D notes ($9,400 par due 12/2013)		4/1/2010	—	—	(14)

					2,669	1,239

Callidus Debt Partners CLO Fund III, Ltd.(8)(9)	Investment company	Preferred shares (23,600,000 shares)	7.18%	4/1/2010	4,343	7,324

Callidus Debt Partners CLO Fund IV, Ltd.(8)(9)	Investment company	Class D notes ($3,000 par due 4/2020)	4.84% (Libor + 4.55%/Q)	4/1/2010	1,824	1,817
		Subordinated notes ($17,500 par due 4/2020)	14.92%	4/1/2010	6,935	11,720

					8,759	13,537

Callidus Debt Partners CLO Fund V, Ltd.(8)(9)	Investment company	Subordinated notes ($14,150 par due 11/2020)	23.49%	4/1/2010	8,586	11,995

Callidus Debt Partners CLO Fund VI, Ltd.(8)(9)	Investment company	Class D notes ($9,000 par due 10/2021)	6.29% (Libor + 6.00%/Q)	4/1/2010	4,039	5,538
		Subordinated notes ($25,500 par due 10/2021)	20.14%	4/1/2010	11,572	22,711

					15,611	28,249

Callidus Debt Partners CLO Fund VII, Ltd.(8)(9)	Investment company	Subordinated notes ($28,000 par due 1/2021)	11.94%	4/1/2010	10,216	17,197

Callidus MAPS CLO Fund I LLC	Investment company	Class E notes ($17,000 par due 12/2017)	5.79% (Libor + 5.5%/Q)	4/1/2010	11,863	11,535
		Subordinated notes ($47,900 par due 12/2017)	8.62%	4/1/2010	12,652	19,156

					24,515	30,691

Callidus MAPS CLO Fund II, Ltd.(8)(9)	Investment company	Class D notes ($7,700 par due 7/2022)	4.54% (Libor + 4.25%/Q)	4/1/2010	3,428	4,364
		Subordinated notes ($17,900 par due 7/2022)	18.41%	4/1/2010	8,857	13,624

					12,285	17,988

Carador PLC(6)(8)(9)(10)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	5,333

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,553	2,500

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,041

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Dryden XVIII Leveraged Loan 2007 Limited(8)(9)	Investment company	Class B notes ($9,000 par due 10/2019)	4.79% (Libor + 4.50%/Q)	4/1/2010	3,816	4,823
		Subordinated notes ($21,164 par due 10/2019)	23.01%	4/1/2010	12,266	19,436

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	4,822

Fidus Mezzanine Capital, L.P.(9)	Investment partnership	Limited partnership interest (29.12% interest)		4/1/2010	9,206	7,499

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($73,811 par due 12/2016)	1.00% PIK	12/31/2006	73,569	54,050	(4)
		Common stock (10,000 shares)		12/31/2006	10,000	—
		Common stock (30,000 shares)		12/31/2006	30,000	—

					113,569	54,050

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100% interest)		4/1/2010	808	993

Imperial Capital Private Opportunities, LP(9)	Investment partnership	Limited partnership interest (80% interest)		5/10/2007	6,643	5,300

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.25% (Libor + 6.00%/Q)	11/20/2007	40,000	37,200
		Subordinated notes ($15,351 par due 11/2018)	15.50%	11/20/2007	15,351	14,737

					55,351	51,937

Knightsbridge CLO 2007-1 Ltd.(7)(8)(9)	Investment company	Class E notes ($20,350 par due 1/2022)	9.29% (Libor + 9.00%/Q)	3/24/2010	14,852	14,545

Knightsbridge CLO 2008-1 Ltd.(7)(8)(9)	Investment company	Class C notes ($14,400 par due 6/2018)	7.80% (Libor + 7.50%/Q)	3/24/2010	14,400	14,400
		Class D notes ($9,000 par due 6/2018)	8.79% (Libor + 8.50%/Q)	3/24/2010	9,000	9,000
		Class E notes ($14,850 par due 6/2018)	5.29% (Libor + 5.00%/Q)	3/24/2010	13,596	10,488

					36,996	33,888

Kodiak Funding, LP(9)	Investment partnership	Limited partnership interest (1.52% interest)		4/1/2010	918	788

Novak Biddle Venture Partners III, L.P.(9)	Investment partnership	Limited partnership interest (2.47% interest)		4/1/2010	221	254

Pangaea CLO 2007-1 Ltd. (8)(9)	Investment company	Class D notes ($15,000 par due 1/2021)	5.04% (Libor + 4.75%/Q)	4/1/2010	9,061	8,307

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	2,370	2,393

Senior Secured Loan Fund LLC(7)(16)	Co-investment vehicle	Subordinated certificates ($548,161 par due 12/2020)	8.30% (Libor + 8.00%/Q)	10/30/2009	537,439	561,674

Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	3,162	—

VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	994	699

					924,287	924,423		30.30%

Healthcare-Services
Axium Healthcare Pharmacy, Inc.	Specialty pharmacy provider	Senior subordinated loan ($3,160 par due 3/2015)	8.00%	4/1/2010	2,915	3,002	(4)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (1,000,000 units)		8/19/2010	1,000	1,000

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare analysis services	Preferred stock (7,427 shares)		6/15/2007	8,763	8,325
		Common stock (9,679 shares)		6/15/2007	4,000	9,656
		Common stock (1,546 shares)		6/15/2007	—	1,542

					12,763	19,523

DSI Renal Inc.(6)	Dialysis provider	Senior secured loan ($9,359 par due 3/2013)	8.50% (Libor + 6.50%/M)	4/4/2006	9,284	9,359	(15)
		Senior subordinated loan ($69,009 par due 4/2014)	6.00% Cash, 10.00% PIK	4/4/2006	68,523	69,006	(4)
		Common units (19,726 units)		4/4/2006	19,684	40,687

					97,491	119,052

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.31% (Libor + 4.0%/Q)	12/14/2007	10,944	10,764	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.31% (Libor + 4.0%/Q)	12/14/2007	11,586	11,400	(3)

					22,530	22,164

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,044,176 units)		6/26/2008	10,044	5,070

Heartland Dental Care, Inc.	Dental services	Senior subordinated loan ($27,717 par due 7/2014)	14.25%	7/31/2008	27,717	28,548

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Senior subordinated loan ($10,039 par due 9/2017)	13.50%	9/27/2010	10,039	10,039
		Common stock (1,000,000 shares)		9/27/2010	1,000	1,000

					11,039	11,039

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($66,169 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	66,169	66,169	(15)
		Senior secured loan ($48,511 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	48,511	48,511	(2)(15)
		Senior secured loan ($9,023 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	9,023	9,023	(3)(15)

					123,703	123,703

MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Healthcare equipment services	Junior secured loan ($18,851 par due 1/2014)		1/31/2007	18,851	943	(14)
		Junior secured loan ($11,310 par due 1/2014)		1/31/2007	11,310	566	(3)(14)
		Common stock (50,000 shares)		1/31/2007	5,000	—

					35,161	1,509

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2013)	6.51% (Libor + 6.25%/M)	5/3/2007	5,000	4,800	(3)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
NS Merger Sub. Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior subordinated loan ($579 par due 6/2017)	13.50%	6/21/2010	579	579
		Senior subordinated loan ($50,000 par due 6/2017)	13.50%	6/21/2010	50,000	50,000	(2)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,500

					53,079	53,079

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	2,910

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Senior secured loan ($11,287 par due 5/2014)	8.25% (Libor + 7.0%/Q)	5/9/2008	11,287	11,287	(2)(15)
		Senior secured loan ($10,419 par due 5/2014)	8.25% (Libor + 7.0%/Q)	5/9/2008	10,419	10,419	(3)(15)
		Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	10,978	(4)
		Common stock (16,106 shares)		7/30/2008	100	—

					32,962	32,684

PG Mergersub, Inc.	Provider of patient surveys, management reports and national databases for integrated healthcare delivery system	Senior secured loan ($1,100 par due 11/3/2015)	6.75% (Libor + 5.0%/Q)	11/3/2010	1,098	1,100	(15)
		Senior secured loan ($9,200 par due 11/3/2015)	6.75% (Libor + 5.0%/Q)	11/3/2010	9,171	9,200	(3)(15)
		Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,948	4,000
		Preferred stock (333 shares)		3/12/2008	125	9
		Common stock (16,667 shares)		3/12/2008	167	471

					14,509	14,780

Reed Group, Ltd.	Medical disability management services provider	Senior secured loan ($10,755 par due 12/2013)		4/1/2010	9,129	9,142	(14)
		Senior secured revolving loan ($1,250 par due 12/2013)		4/1/2010	1,097	1,063	(14)
		Senior subordinated loan ($19,625 par due 12/2013)		4/1/2010	15,918	10,714	(14)
		Equity interests		4/1/2010	203	—

					26,347	20,919

Regency Healthcare Group, LLC(6)	Hospice provider	Preferred member interest (1,293,960 shares)		4/1/2010	2,007	1,672

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($1,687 par due 11/2010)		4/1/2010	1,644	1,383	(14)
		Junior secured loan ($2,422 par due 11/2010)		4/1/2010	2,361	1,986	(14)
		Preferred member interest (1,881,234 units)		4/1/2010	—	—

					4,005	3,369

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Sunquest Information Systems, Inc.	Laboratory software solutions provider	Junior secured loan ($95,000 par due 6/2017)	9.75% (Libor + 8.50%/M)	12/16/2010	95,000	95,000	(15)
		Junior secured loan ($50,000 par due 6/2017)	9.75% (Libor + 8.50%/M)	12/16/2010	50,000	50,000	(2)(15)

					145,000	145,000

U.S. Renal Care, Inc.	Dialysis provider	Senior subordinated loan ($20,235 par due 5/2017)	11.25% Cash, 2.00% PIK	5/24/2010	20,235	20,235	(4)

Univita Health Inc.	Outsourced services provider	Senior subordinated loan ($21,094 par due 12/2014)	12.00% Cash, 3.00% PIK	12/22/2009	21,094	21,094	(4)

VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan ($7,580 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	7,580	7,580	(4)
		Preferred stock (3,888,222 shares)		7/14/2008	8,748	11,624

					16,328	19,204

					687,929	674,356		22.11%

Business Services
Aviation Properties Corporation(7)	Aviation services	Common stock (100 shares)		4/1/2010	—	—

BenefitMall Holdings Inc.(7)	Employee benefits broker services	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326
		Common stock (39,274,290 shares)		4/1/2010	53,510	50,450
		Warrants		4/1/2010	—	—

					93,836	90,776

Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior secured loan ($733 par due 7/2015)	7.50% (Libor + 4.50%/M)	7/31/2008	721	733	(3)(15)
		Senior subordinated loan ($101 par due 7/2016)	13.00%	7/31/2008	90	104
		Senior subordinated loan ($5,007 par due 7/2016)	13.00%	7/31/2008	4,983	5,157	(2)

					5,794	5,994

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($691 par due 12/2013)	6.50% (Libor + 4.50%/M)	4/1/2010	691	691	(15)
		Senior secured revolving loan ($700 par due 12/2013)	6.50% (Libor + 4.50%/Q)	4/1/2010	700	700	(15)
		Senior secured revolving loan ($1,250 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	1,250	1,250	(15)
		Senior secured loan ($49,333 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	49,333	49,333	(2)(4)
		Senior secured loan ($482 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	482	482	(4)
		Senior subordinated loan ($12,526 par due 12/2015)	16.00% PIK	4/1/2010	12,526	12,022	(4)
		Common stock (37,024 shares)		4/1/2010	—	—

					64,982	64,478

Cook Inlet Alternative Risk, LLC	Risk management services	Senior secured loan ($40,000 par due 4/2013)	8.50%	4/1/2010	25,124	26,083
		Senior secured loan ($44,346 par due 4/2013)	8.50%	4/1/2010	26,622	28,917
		Member interest (3.17%)		4/1/2010	—	—

					51,746	55,000

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Coverall North America, Inc.(7)	Commercial janitorial service provider	Senior secured loan ($15,763 par due 7/2011)	12.00%	4/1/2010	15,763	15,763	(2)
		Senior secured loan ($15,864 par due 7/2011)	12.00%	4/1/2010	15,864	15,864	(2)
		Senior subordinated loan ($5,557 par due 7/2011)		4/1/2010	5,554	928	(14)
		Common stock (763,333 shares)		4/1/2010	2,999	—

					40,180	32,555

Digital Videostream, LLC	Media content supply chain services company	Senior secured loan ($256 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	256	256	(4)
		Senior secured loan ($9 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	9	9	(2)(4)
		Senior secured loan ($10,403 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	10,345	10,403	(2)(4)
		Convertible subordinated loan ($5,538 par due 2/2016)	10.00% PIK	4/1/2010	5,978	6,025	(4)

					16,588	16,693

Diversified Collections Services, Inc.	Collections services	Senior secured loan ($6,921 par due 3/2012)	7.50% (Libor + 5.50%/Q)	4/1/2010	6,921	6,921	(3)(15)
		Senior secured loan ($79 par due 3/2012)	7.50% (Libor + 5.50%/Q)	4/1/2010	79	79	(3)(15)
		Senior secured loan ($34,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	4/1/2010	34,000	34,000	(2)(15)
		Senior secured loan ($2,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	4/1/2010	2,000	2,000	(2)(15)
		Preferred stock (14,927 shares)		5/18/2006	169	289
		Common stock (114,004 shares)		2/5/2005	295	445
		Common stock (478,816 shares)		4/1/2010	1,478	1,586

					44,942	45,320

Diversified Mercury Communications, LLC	Business media consulting services	Senior secured loan ($1,774 par due 3/2013)	8.00% (Base Rate + 4.50%/M)	4/1/2010	1,613	1,596	(15)

Impact Innovations Group, LLC(7)	IT consulting and outsourcing services	Member interest (50% interest)		4/1/2010	—	—

Interactive Technology Solutions, LLC	IT services provider	Senior secured loan ($7,944 par due 6/2015)	9.50% (Libor + 6.50%/Q)	10/21/2010	7,944	7,944	(15)
		Senior secured loan ($8,900 par due 6/2015)	9.50% (Libor + 6.50%/Q)	10/21/2010	8,900	8,900	(3)(15)

					16,844	16,844

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	564

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,366
		Common units (1,725,280 units)		4/1/2010	—	—

					788	1,366

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MVL Group, Inc.(7)	Marketing research provider	Senior secured loan ($22,772 par due 7/2012)	12.00%	4/1/2010	22,772	22,772
		Senior subordinated loan ($34,937 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	33,884	34,937	(4)
		Junior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	33
		Common stock (554,091 shares)		4/1/2010	—	—
		Common stock (560,716 shares)		4/1/2010	—	—

					56,656	57,742

PC Helps Support, LLC	Technology support provider	Senior secured loan ($7,153 par due 12/2013)	3.54% (Libor + 3.25%/Q)	4/1/2010	7,153	7,153	(3)
		Senior subordinated loan ($23,377 par due 12/2013)	12.76%	4/1/2010	23,377	23,377

					30,530	30,530

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875
		Senior secured loan ($5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	(2)
		Senior secured loan ($14,730 par due 11/2013)	5.80% (Libor + 5.50%/Q)	11/20/2007	14,730	14,730	(2)
		Senior secured loan ($9,194 par due 11/2013)	5.80% (Libor + 5.50%/Q)	11/20/2007	9,194	9,194	(3)
		Common stock (85 shares)		11/20/2007	3,768	5,701

					35,067	37,000

Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated loan ($10,222 par due 2/2013)		8/24/2006	10,222	102	(14)
		Preferred units (4,000 units)		8/24/2006	3,600	—
		Common units (4,000,000 units)		8/24/2006	400	—

					14,222	102

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Bankruptcy and foreclosure processing services	Senior subordinated loan ($16,788 par due 2/2014)	11.50% Cash, 2.00% PIK	2/9/2007	16,788	16,788	(4)
		Senior subordinated loan ($27,032 par due 2/2014)	11.50% Cash, 2.00% PIK	2/9/2007	27,032	27,032	(2)(4)
		Preferred units (30,000 units)		4/11/2006	3,000	4,661

					46,820	48,481

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)	11.00%	4/1/2010	5,105	5,438

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	257

Summit Business Media, LLC	Business media consulting services	Junior secured loan ($11,930 par due 7/2014)		8/3/2007	10,276	239	(3)(14)

Summit Energy Services, Inc.	Energy management consulting services	Common stock (38,778 shares)		4/1/2010	222	287
		Common stock (385,608 shares)		4/1/2010	2,336	2,850

					2,558	3,137

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Tradesmen International, Inc.	Construction labor support	Senior subordinated loan ($20,000 par due 5/2014)	10.00%	4/1/2010	14,364	20,000
		Warrants to purchase up to 771,036 shares		4/1/2010	—	2,086

					14,364	22,086

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,204	6,475

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—
		Equity interest		4/1/2010	—	—

					—	—

					563,365	542,673		17.79%

Restaurants and Food Services

ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,010 par due 11/2012)	6.50% (Libor + 3.50%/Q)	11/27/2006	2,010	2,010	(15)
		Senior secured revolving loan ($108 par due 11/2012)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	108	108	(15)
		Senior secured loan ($22,839 par due 11/2013)	12.50% (Libor + 9.50%/Q)	11/27/2006	22,845	22,839	(2)(15)
		Senior secured loan ($10,705 par due 11/2013)	12.50% (Libor + 9.50%/Q)	11/27/2006	10,705	10,705	(3)(15)
		Promissory note ($14,897 par due 11/2016)		6/1/2006	14,886	10,957	(4)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	—

					50,554	46,619
Encanto Restaurants, Inc.	Restaurant owner and operator	Junior secured loan ($20,997 par due 8/2013)	11.00%	8/2/2006	20,997	19,947	(2)
		Junior secured loan ($3,999 par due 8/2013)	11.00%	8/2/2006	3,999	3,799	(3)

					24,996	23,746
Fulton Holdings Corp	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(2)(12)
		Common stock (19,672 shares)		5/28/2010	1,967	2,430

					41,967	42,430
Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	Senior secured loan ($34,357 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	34,357	34,357	(15)
		Junior secured loan ($37,552 par due 9/2014)	14.00%	4/1/2010	24,881	36,085
		Preferred stock ($10,000 par due)		4/1/2010	—	—
		Class A common units (25,001 units)		4/1/2010	—	—
		Class B common units (1,122,452 units)		4/1/2010	—	—

					59,238	70,442
Huddle House, Inc.(7)	Restaurant owner and operator	Senior subordinated loan ($20,300 par due 12/2015)	12.00% Cash, 3.00% PIK	4/1/2010	20,032	16,202	(4)
		Common stock (358,428 shares)		4/1/2010	—	—

					20,032	16,202
OTG Management, Inc.	Airport restaurant operator	Junior secured loan ($12,603 par due 6/2013)	16.00% (Libor + 11.00% Cash, 2.00% PIK/M)	6/19/2008	12,603	12,603	(4)(15)
		Junior secured loan ($42,030 par due 6/2013)	18.00% (Libor + 11.00% Cash, 4.00% PIK/M)	6/19/2008	42,030	42,030	(4)(15)
		Warrants to purchase up to 100,857 shares of common stock		6/19/2008	100	4,939
		Warrants to purchase up to 9 shares of common stock		6/19/2008	—	—

					54,733	59,572

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PMI Holdings, Inc.	Restaurant owner and operator	Senior secured revolving loan ($575 par due 5/2015)	10.00% (Libor + 8.00%/Q)	5/5/2010	575	575	(15)
		Senior secured loan ($9,918 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,918	9,918	(2)(15)
		Senior secured loan ($9,918 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,918	9,918	(3)(15)
		Senior secured loan ($7 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	7	7	(2)
		Senior secured loan ($7 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	7	7	(3)

					20,425	20,425
S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan ($35,406 par due 7/2012)	13.00% (Libor + 11.00%/Q)	4/1/2010	26,872	33,635	(15)
		Preferred stock (46,690 shares)		4/1/2010	—	—
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—

					26,872	33,635
Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan ($31,625 par due 5/2015)	13.50%	5/23/2008	31,625	31,625
		Senior subordinated loan ($30,000 par due 5/2015)	13.50%	5/23/2008	30,000	30,000	(2)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	5,287

					69,125	66,912

					367,942	379,983		12.46%

Financial Services

AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	11,395	13,112

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	—	246

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured loan ($14,000 par due 12/2013)	6.00%	11/23/2010	14,000	14,000
		Senior secured loan ($2,000 par due 12/2015)	12.00%	11/29/2010	2,000	2,000
		Senior secured loan ($20,000 par due 12/2015)	12.00%	11/29/2010	20,000	20,000
		Senior secured loan ($10,000 par due 12/2015)	12.00%	11/29/2010	10,000	10,000
		Equity interests		11/29/2010	53,374	47,063

					99,374	93,063
Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($6,000 par due 6/2015)	15.00%	4/1/2010	6,000	6,000
		Senior subordinated loan ($4,000 par due 6/2015)	15.00%	4/1/2010	4,000	4,000
		Senior subordinated loan ($9,500 par due 6/2015)	15.00%	4/1/2010	9,500	9,500

					19,500	19,500
Compass Group Diversified Holdings, LLC(10)	Middle market business manager	Senior secured revolving loan ($735 par due 12/2012)	2.76% (Libor + 2.50%/M)	4/1/2010	735	735
		Senior secured revolving loan ($882 par due 12/2012)	2.76% (Libor + 2.50%/M)	4/1/2010	882	882

					1,617	1,617
Financial Pacific Company(7)	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	6,500	6,543
		Common stock (650,000 shares)		10/13/2010	—	—

					6,500	6,543

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Imperial Capital Group, LLC(6)	Investment services	Common units (2,526 units)		5/10/2007	3	4,735
		Common units (315 units)		5/10/2007	—	590
		Common units (7,710 units)		5/10/2007	14,997	14,453

					15,000	19,778
Ivy Hill Asset Management, L.P.(7)	Asset management services	Member interest (100% interest)		6/15/2009	103,458	136,235

					256,844	290,094		9.51%

Consumer Products—Non-durable

Augusta Sportswear, Inc.	Manufacturer of athletic apparel	Senior secured loan ($6,556 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	6,556	6,556	(2)(15)
		Senior secured loan ($9,353 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	9,353	9,353	(3)(15)

					15,909	15,909
Gilchrist & Soames, Inc.	Personal care manufacturer	Senior subordinated loan ($22,902 par due 10/2013)	13.44%	4/1/2010	22,128	22,902
Insight Pharmaceuticals Corporation(6)	OTC drug products manufacturer	Senior subordinated loan ($50,255 par due 9/2012)	13.00% Cash, 2.00% PIK	4/1/2010	50,255	50,255	(2)(4)(15)
		Senior subordinated loan ($5,298 par due 9/2012)	13.00% Cash, 2.00% PIK	4/1/2010	5,298	5,298	(4)(15)
		Common stock (155,000 shares)		4/1/2010	12,070	13,432

					67,623	68,985
Making Memories Wholesale, Inc.(7)	Scrapbooking branded products manufacturer	Senior secured revolving loan ($250 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	250	250	(15)
		Senior secured revolving loan ($250 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	250	250	(15)
		Senior secured loan ($9,388 par due 8/2014)		8/21/2009	7,433	6,048	(14)(15)
		Senior secured loan ($5,129 par due 8/2014)		8/21/2009	3,979	—	(14)
		Common stock (100 shares)		8/21/2009	—	—

					11,912	6,548
The Step2 Company, LLC	Toy manufacturer	Senior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	25,557	27,000	(4)
		Senior subordinated loan ($30,000 par due 4/2015)	15.00%	4/1/2010	28,396	30,000	(4)
		Common units (1,114,343 units)		4/1/2010	24	1,010
		Warrants to purchase up to 3,157,895 shares		4/1/2010	—	—

					53,977	58,010
The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	6,784	6,902	(4)
		Common units (5,400 units)		6/21/2007	—	—

					6,784	6,902
Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($4,743 par due 2/2015)	12.00%	1/22/2010	4,772	4,505
		Senior subordinated loan ($50,257 par due 2/2015)	12.00%	1/22/2010	43,287	47,745
		Common stock (4,254 shares)		1/22/2010	1,222	2,194

					49,281	54,444

					227,614	233,700		7.66%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Education

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (465,509 shares)		2/8/2008	9,949	13,834

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($20,000 par due 12/2014)	6.25% (Libor + 5.25%/M)	12/10/2010	20,000	20,000	(15)
		Junior secured loan ($9,231 par due 12/2015)	15.28% (Libor + 15.00%/M)	12/10/2010	9,231	9,231
		Junior secured loan ($30,769 par due 12/2015)	15.30% (Libor + 15.00%/M)	12/10/2010	30,769	30,769
		Warrants to purchase up to 578,407 shares		12/13/2010	—	1,009

					60,000	61,009
eInstruction Corporation	Developer, manufacturer and retailer of educational products	Senior subordinated loan ($23,270 par due 1/2015)	16.00% PIK	4/1/2010	21,290	22,106	(4)
		Junior secured loan ($17,000 par due 7/2014)	7.80% (Libor + 7.50%/Q)	4/1/2010	14,881	14,960
		Common stock (2,406 shares)		4/1/2010	926	1,326

					37,097	38,392
ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($160 par due 11/2012)	3.51% (Libor + 3.25%/M)	11/30/2006	160	160	(3)
		Junior secured loan ($8,333 par due 11/2013)	7.26% (Libor + 7.00%/M)	11/30/2006	8,333	8,333	(3)

					8,493	8,493
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,401,385 shares)		8/5/2010	4,004	4,244
		Series B preferred stock (348,615 shares)		8/5/2010	996	1,056
		Series C preferred stock (1,994,644 shares)		6/7/2010	547	2,586
		Series C preferred stock (517,942 shares)		6/7/2010	142	672
		Common stock (16 shares)		6/7/2010	—	—
		Common stock (4 shares)		6/7/2010	—	—

					5,689	8,558
JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($19,997 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	19,997	19,997	(15)
		Senior secured loan ($10,863 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	10,863	10,863	(3)(15)

					30,860	30,860

R3 Education, Inc. (formerly known as Equinox EIC Partners, LLC and MUA Management Company) and EIC Acquisitions Corp.(8)	Medical school operator	Senior secured loan ($6,275 par due 4/2013)	9.00% (Libor + 6.00%/Q)	4/3/2007	6,275	9,652	(3)(15)
		Senior secured loan ($10,113 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	10,113	15,555	(15)
		Senior secured loan ($4,000 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	4,000	6,153	(3)(15)
		Senior secured loan ($5,727 par due 4/2013)	13.00% PIK	12/8/2009	2,335	8,809	(4)
		Preferred stock (800 shares)		7/30/2008	200	100
		Preferred stock (8,000 shares)		7/30/2008	2,000	1,000
		Common membership interest (26.27% interest)		9/21/2007	15,800	20,734
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—

					40,723	62,003

					192,811	223,149		7.32%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Manufacturing

Component Hardware Group, Inc.	Commercial equipment manufacturer	Senior secured loan ($3,014 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,014	3,014	(4)
		Senior subordinated loan ($10,078 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	5,775	10,078	(4)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	1,240

					8,789	14,332
Industrial Air Tool, LP and Affiliates d/b/a Industrial Air Tool(7)	Industrial products	Class B common units (37,125 units)		4/1/2010	6,000	14,787
		Member interest (375 units)		4/1/2010	7,419	149

					13,419	14,936
NetShape Technologies, Inc.	Metal precision engineered components manufacturer	Senior secured revolving loan ($972 par due 2/2013)	4.06% (Libor + 3.75%/M)	4/1/2010	521	602
		Common units (1,000 units)		1/30/2007	1,000	—

					1,521	602
Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan ($3,282 par due 11/2014)	20.00% (Base Rate + 12.25% Cash, 7.50% PIK/Q)	2/26/2008	3,282	3,282	(4)(15)
		Senior subordinated loan ($5,999 par due 11/2014)	20.00% (Base Rate + 12.25% Cash, 7.50% PIK/Q)	2/26/2008	5,999	5,999	(3)(4)(15)
		Common stock (1,821,860 shares)		3/28/2006	27,435	30,523

					36,716	39,804
STS Operating, Inc.	Hydraulic systems equipment and supplies provider	Senior subordinated loan ($30,386 par due 1/2013)	11.00%	4/1/2010	29,461	30,386	(2)

Bundy Refrigeration International Holding B.V. (aka Tyde Group Worldwide)(8)	Refrigeration and cooling systems parts manufacturer	Senior secured loan ($9,010 par due 4/2012)	13.13% (Base Rate + 9.88%/Q)	12/15/2010	9,010	9,010
		Senior secured loan ($15,592 par due 4/2012)	15.38% (Base Rate + 12.13%/Q)	12/15/2010	15,592	15,592

					24,602	24,602
UL Holding Co., LLC	Petroleum product manufacturer	Senior secured loan ($5,000 par due 12/2012)	15.00%	8/13/2010	5,000	5,000
		Junior secured loan ($2,108 par due 12/2012)	9.66% (Libor + 9.38%/Q)	12/21/2007	2,108	2,108
		Junior secured loan ($839 par due 12/2012)	9.66% (Libor + 9.38%/Q)	12/21/2007	839	839	(3)
		Junior secured loan ($2,119 par due 12/2012)	14.50%	12/21/2007	2,119	2,119
		Junior secured loan ($844 par due 12/2012)	14.50%	12/21/2007	844	844	(3)
		Junior secured loan ($10,809 par due 12/2012)	9.66% (Libor + 9.38%/Q)	12/21/2007	10,809	10,809	(3)
		Junior secured loan ($2,963 par due 12/2012)	14.50%	12/21/2007	2,963	2,963	(2)
		Junior secured loan ($988 par due 12/2012)	14.50%	12/21/2007	988	988	(3)
		Common units (50,000 units)		4/25/2008	500	97
		Common units (207,843 units)		4/25/2008	—	403

					26,170	26,170

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—

					148,608	150,832		4.94%

Services—Other

The Dwyer Group	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($27,100 par due 12/2016)	14.50%	12/22/2010	27,100	27,100
		Series A preferred units (15,000,000 units)	8.00% PIK	12/22/2010	15,000	15,000

					42,100	42,100
Growing Family, Inc. and GFH Holdings, LLC(6)	Photography services	Senior secured revolving loan ($182 par due 8/2011)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	178	80	(4)(15)
		Senior secured revolving loan ($2,252 par due 8/2011)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	2,207	991	(4)(15)
		Senior secured loan ($524 par due 3/2013)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	514	230	(4)(15)
		Senior secured loan ($6,498 par due 3/2013)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	6,378	2,859	(4)(15)
		Preferred stock (8,750 shares)		3/16/2007	—	—
		Common stock (552,430 shares)		3/16/2007	872	—
		Warrants to purchase up to 11,313,678 Class B units		3/16/2007	—	—

					10,149	4,160
PODS Funding Corp.	Storage and warehousing	Senior subordinated loan ($25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125
		Senior subordinated loan ($7,582 par due 12/2015)	16.64% PIK	12/23/2009	6,290	7,430	(4)

					31,415	32,555
United Road Towing, Inc.	Towing company	Junior secured loan ($18,840 par due 1/2014)	14.75% (Libor + 11.25% Cash, 1.00% PIK/Q)	4/1/2010	18,606	18,840	(4)(15)
		Warrants to purchase up to 607 shares		4/1/2010	—	4

					18,606	18,844
Web Services Company, LLC	Laundry service and equipment provider	Senior secured loan ($4,888 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,718	4,888	(3)
		Senior subordinated loan ($13,563 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	13,563	13,563	(4)
		Senior subordinated loan ($26,462 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	26,462	26,462	(2)(4)

					44,743	44,913

					147,013	142,572		4.67%

Consumer Products—Durable

Bushnell Inc.	Sports optics manufacturer	Senior subordinated loan ($41,325 par due 2/2014)	6.80% (Libor + 6.50%/Q)	4/1/2010	30,708	30,994

Carlisle Wide Plank Floors, Inc.	Hardwood floor manufacturer	Senior secured loan ($1,545 par due 6/2011)		4/1/2010	1,449	773	(4)(14)
		Common stock (345,056 shares)		4/1/2010	—	—

					1,449	773
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership based buying club franchisor and operator	Senior secured loan ($1,897 par due 11/2012)	8.25% (Base Rate + 5.00%/Q)	12/14/2007	1,858	1,897	(2)(15)
		Senior subordinated loan ($81,634 par due 5/2013)	12.00% Cash, 4.00% PIK	4/1/2010	77,892	81,634	(4)
		Limited partnership interest (80,000 shares)		4/1/2010	3,112	3,414
		Partnership interests (100,000 shares)		11/30/2007	10,000	4,347

					92,862	91,292

					125,019	123,059		4.03%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Telecommunications

American Broadband Communications, LLC and American Broadband Holding Company	Broadband communication services	Senior secured loan ($5,530 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	5,861	5,530	(15)
		Senior secured loan ($17,775 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	16,924	17,775	(2)(15)
		Senior secured loan ($9,283 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	9,283	9,283	(3)(15)
		Senior subordinated loan ($30,594 par due 11/2014)	12.00% Cash, 4.00% PIK	9/1/2010	30,594	30,594	(4)
		Senior subordinated loan ($32,768 par due 11/2014)	12.00% Cash, 4.00% PIK	2/8/2008	32,768	32,768	(2)(4)
		Senior subordinated loan ($10,321 par due 11/2014)	12.00% Cash, 4.00% PIK	11/7/2007	10,321	10,321	(4)
		Warrants to purchase up to 200 shares		11/7/2007	—	3,915
		Warrants to purchase up to 208 shares		9/1/2010	—	—

					105,751	110,186

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					105,751	110,186		3.61%

Food and Beverage

Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($1,200 par due 10/1/2013)	12.00% (Base Rate + 8.00%/Q)	10/5/2007	1,200	1,200	(15)
		Senior secured loan ($14,162 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,162	14,162	(15)
		Senior secured loan ($14,900 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,900	14,900	(3)(15)
		Senior units (50,000 units)		10/5/2007	5,000	5,036

					35,262	35,298

Border Foods, Inc.(7)	Green chile and jalapeno products manufacturer	Senior secured loan ($28,526 par due 3/2012)	13.50%	4/1/2010	28,526	28,526
		Preferred stock (100,000 shares)		4/1/2010	21,346	22,801
		Common stock (148,838 shares)		4/1/2010	13,472	4,809
		Common stock (87,707 shares)		4/1/2010	—	2,834
		Common stock (23,922 shares)		4/1/2010	—	773

					63,344	59,743

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($6,673 par due 2/2013)	13.00% PIK	2/6/2008	6,673	6,673	(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,650

					9,173	8,323

Distant Lands Trading Co.	Coffee manufacturer	Common stock (1,294 shares)		4/1/2010	980	1,048
		Common stock (2,157 shares)		4/1/2010	—	—

					980	1,048

Ideal Snacks Corporation	Snacks manufacturer	Senior secured revolving loan ($1,084 par due 6/2011)	8.50% (Base Rate + 4.00%/M)	4/1/2010	1,084	922	(15)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
					109,843	105,334		3.45%

Retail

Apogee Retail, LLC	For-profit thrift retailer	Senior secured revolving loan ($780 par due 3/2012)	7.25% (Base Rate + 4.00%/Q)	3/27/2007	780	765
		Senior secured loan ($11,523 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,523	11,523	(4)
		Senior secured loan ($2,939 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	2,939	2,880	(2)
		Senior secured loan ($3,420 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	3,420	3,420	(4)
		Senior secured loan ($25,841 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	25,841	25,324	(2)
		Senior secured loan ($11,307 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	11,307	11,081	(3)

					55,810	54,993

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,170,182 shares)		8/8/2006	4,500	7,238

Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($2,413 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	2,409	2,364	(3)(4)(15)
		Senior secured loan ($28,122 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	28,089	27,560	(4)(15)
		Senior secured loan ($7,110 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	7,188	6,968	(3)(4)(15)
		Preferred stock (73 shares)		3/19/2009	—	1,939
		Preferred stock (80 shares)		9/28/2006	1,800	2,121
		Common stock (800 shares)		9/28/2006	200	—
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	—

					39,686	40,952

					99,996	103,183		3.38%

Commercial Real Estate Finance

10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($23,247 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	23,247	23,247	(4)
		Member interest (10.00% interest)		4/1/2010	594	578
		Option (25,000 units)		4/1/2010	25	25

					23,866	23,850

Allied Capital REIT, Inc.(7)	Real estate investment trust	Real estate equity interests		4/1/2010	50	35
		Real estate equity interests		4/1/2010	115	699

					165	734

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	1,927	1,875	(14)

Aquila Binks Forest Development, LLC	Real estate developer	Commercial mortgage loan ($12,870 par due 6/2011)		4/1/2010	11,293	4,812	(14)
		Real estate equity interest		4/1/2010

					11,293	4,812

Cleveland East Equity, LLC	Hotel operator	Real estate equity interest (2,522,748 shares)		4/1/2010	1,026	2,051

Commons R-3, LLC	Real estate developer	Real estate equity interest		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($433 par due 6/2010)		4/1/2010	433	444	(14)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior subordinated loan ($4,124 par due 1/2012)		4/1/2010	1,475	—	(14)
		Senior subordinated loan ($4,348 par due 6/2017)		4/1/2010	1,482	1,288	(14)
		Senior subordinated loan ($2,722 par due 6/2017)		4/1/2010	928	1,963	(14)
		Senior subordinated loan ($5,974 par due 9/2012)		4/1/2010	2,051	—	(14)
		Senior subordinated loan ($263 par due 3/2013)		4/1/2010	263	—	(14)
		Senior subordinated loan ($2,112 par due 9/2011)		4/1/2010	—	—	(14)
		Senior subordinated loan ($3,078 par due 1/2012)		4/1/2010	—	—	(14)
		Senior subordinated loan ($2,926 par due 6/2017)		4/1/2010	—	—	(14)
		Senior subordinated loan ($2,050 par due 6/2017)		4/1/2010	—	—	(14)
		Senior subordinated loan ($4,826 par due 9/2012)		4/1/2010	—	—	(14)
		Preferred equity interest		4/1/2010	—	—
		Preferred equity interest		4/1/2010	—	43
		Common equity interest		4/1/2010	35	—
		Member interests		4/1/2010	—	—

					6,667	3,738

DI Safford, LLC	Hotel operator	Commercial mortgage loan ($5,311 par due 5/2032)		4/1/2010	2,757	2,750	(14)

Holiday Inn West Chester	Hotel property	Real estate owned		4/1/2010	3,513	3,330

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($27,393 par due 2/2011)		4/1/2010	4,875	4,629	(14)
		Common stock (93,500 shares)		4/1/2010	—	—

					4,875	4,629

MGP Park Place Equity, LLC	Office building operator	Commercial mortgage loan ($6,170 par due 5/2011)		4/1/2010	320	163	(14)

NPH, Inc.	Hotel property	Real estate equity interest		4/1/2010	5,291	6,907

Van Ness Hotel, Inc.	Hotel operator	Commercial mortgage loan ($3,750 par due 8/2013)		4/1/2010	1,027	—	(14)
		Commercial mortgage loan ($13,702 par due 12/2011)	5.50%	4/1/2010	13,702	11,291
		Real estate equity interests		4/1/2010	—	—

					14,729	11,291

					76,429	66,130		2.17%

Wholesale Distribution

BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,500

Stag-Parkway, Inc.(7)	Automotive aftermarket components supplier	Senior secured loan ($34,500 par due 12/2014)	12.50% (Libor + 11.00%/Q)	9/30/2010	34,500	34,500	(15)
		Preferred stock (4,200 shares)	16.50%	9/30/2010	2,328	4,200
		Common stock (10,200 shares)		9/30/2010	—	13,987

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
					36,828	52,687

					39,328	55,187		1.81%

Computers and Electronics

Network Hardware Resale, Inc.	Networking equipment resale provider	Senior subordinated loan ($12,343 par due 12/2011)	12.00% (Base Rate + 6.00%/A)	4/1/2010	12,343	12,343	(2)(15)
		Convertible junior subordinated loan ($17,518 par due 12/2015)	9.75% PIK	4/1/2010	17,680	21,039	(4)

					30,023	33,382

TZ Merger Sub, Inc.	Healthcare enterprise software developer	Senior secured loan ($4,678 par due 8/2015)	6.75% (Base Rate + 3.50%/Q)	6/15/2009	4,597	4,678	(3)

					34,620	38,060		1.25%

Environmental Services

AWTP, LLC	Water treatment services	Junior secured loan ($4,755 par due 12/2012)		12/21/2005	4,755	1,517	(14)
		Junior secured loan ($2,086 par due 12/2012)		12/21/2005	2,086	666	(3)(14)
		Junior secured loan ($4,755 par due 12/2012)		12/21/2005	4,755	1,517	(14)
		Junior secured loan ($2,086 par due 12/2012)		12/21/2005	2,086	666	(3)(14)

					13,682	4,366

Mactec, Inc.	Engineering and environmental services	Class B-4 stock (16 shares)		11/3/2004	—	—
		Class C stock (5,556 shares)		11/3/2004	—	162

					—	162

Sigma International Group, Inc.(8)	Water treatment parts manufacturer	Junior secured loan ($1,833 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	1,833	1,283	(15)
		Junior secured loan ($917 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	917	642	(15)
		Junior secured loan ($2,778 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	2,778	1,944	(15)
		Junior secured loan ($4,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	4,000	2,800	(3)(15)
		Junior secured loan ($2,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	2,000	1,400	(3)(15)
		Junior secured loan ($6,060 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	6,060	4,242	(3)(15)

					17,588	12,311

Universal Environmental Services, LLC	Hydrocarbon recycling and related waste management services and products	Preferred member interest (15.00% interest)		4/1/2010	—	—
		Preferred member interest (850,242 shares)		4/1/2010	—	—
		Preferred member interest (7,099 shares)		4/1/2010	—	—
		Preferred member interest (763,889 shares)		4/1/2010	—	—

					—	—

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Waste Pro USA, Inc	Waste management services	Preferred Class A Common Equity (611,615 shares)		11/9/2006	12,263	16,861

Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($12,669 par due 2/2015)		2/5/2007	12,581	760	(14)
		Common stock (13,889 shares)		2/2/2007	1,389	—

					13,970	760

					57,503	34,460		1.13%

Automotive Services

Driven Brands, Inc.(6)	Automotive aftermarket car care franchisor	Senior secured loan ($3,200 par due 10/2014)	6.50% (Libor + 5.00%/M)	5/12/2010	3,116	3,200	(3)(15)
		Senior secured loan ($520 par due 10/2014)	6.50% (Libor + 5.00%/M)	4/1/2010	506	520	(3)(15)
		Senior secured loan ($213 par due 10/2014)	7.00% (Base Rate + 3.75%/M)	4/1/2010	207	213	(3)
		Common stock (3,772,098 shares)		4/1/2010	4,939	6,308

					8,768	10,241

Penn Detroit Diesel Allison, LLC(7)	Diesel engine manufacturer	Member interest (70,249 shares)		4/1/2010	20,069	22,057

					28,837	32,298		1.06%

Chemicals, Plastics and Rubber

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($375 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	375	375	(15)
		Senior secured loan ($5,801 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	5,801	5,801	(15)
		Senior secured loan ($536 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	536	536	(3)(15)
		Senior secured loan ($8,296 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	8,296	8,296	(3)(15)
		Senior secured loan ($3,806 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/22/2006	3,806	3,806	(15)
		Senior secured loan ($1,579 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/22/2006	1,579	1,579	(3)(15)
		Senior secured loan ($3,558 par due 5/2011)	13.00% Cash, 3.00% PIK	5/22/2006	3,558	3,558	(4)
		Senior secured loan ($5,089 par due 5/2011)	13.00% Cash, 3.00% PIK	5/22/2006	5,089	5,089	(2)(4)

					29,040	29,040		0.95%

Containers and Packaging

Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($1,033 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	9/30/2005	1,033	1,033
		Senior secured loan ($20 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	20	20	(2)
		Senior secured loan ($101 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	101	101	(2)
		Senior secured loan ($308 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	308	308	(3)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($1,539 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	1,539	1,539	(3)
		Senior secured loan ($107 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	107	107	(2)
		Senior secured loan ($1,642 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	1,642	1,642	(3)
		Senior secured loan ($27 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	27	27	(2)
		Senior secured loan ($410 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	410	410	(3)
		Common units (1,800,000 units)		9/29/2005	1,800	15,203

					6,987	20,390

					6,987	20,390		0.67%

Health Clubs

Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($7,250 par due 10/2013)	4.76% (Libor + 4.50%/M)	10/11/2007	7,250	6,453	(2)(13)
		Senior secured loan ($11,500 par due 10/2013)	4.76% (Libor + 4.50%/M)	10/11/2007	11,500	10,235	(3)(13)

					18,750	16,688

					18,750	16,688		0.55%

Printing, Publishing and Media
EarthColor, Inc.(7)	Printing management services	Common stock (89,435 shares)		4/1/2010	—	—

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	—

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2012)	9.00% (Libor + 6.00%/Q)	3/2/2006	1,141	965	(15)
		Senior secured revolving loan ($1,250 par due 10/2012)	9.00% (Base Rate + 5.00%/Q)	3/2/2006	1,250	1,057	(15)
		Senior secured loan ($7,685 par due 10/2012)	14.00% (Libor + 6.00% Cash, 5.00% PIK/Q)	3/2/2006	7,359	7,091(3	)(4)(15)
		Senior secured loan ($187 par due 10/2012)	14.00% (Base Rate + 5.00% Cash, 5.00% PIK/Q)	3/2/2006	179	173(3	)(4)(15)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—

					11,929	9,286

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (29,969 shares)		9/29/2006	2,997	3,851
		Common stock (15,393 shares)		9/29/2006	3	4

					3,000	3,855

					21,529	13,141		0.43%

Aerospace and Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($6,274 par due 10/2013)	4.02% (Libor + 3.75%/M)	11/18/2007	6,243	6,274	(3)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00%	1/17/2008	87	87
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,968

					2,378	2,055

					8,621	8,329		0.27%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, development	Warrants to purchase up to 43,356 shares of common stock		4/1/2010	54	—
		Warrants to purchase up to 26,622 shares of common stock		4/1/2010	33	—
		Warrants to purchase up to 80,063 shares of preferred stock		4/1/2010	1,738	207
		Warrants to purchase up to 130,390 shares of preferred stock		4/1/2010	1,067	337

					2,892	544

					2,892	544		0.02%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,956 par due 3/2013)		10/8/2004	8,991	179	(14)
		Common stock (2,743 shares)		10/8/2004	753	—
		Warrants to purchase up to 4,464 shares of common stock		10/8/2004	653	—

					10,397	179

					10,397	179		0.01%

					$4,291,955	$4,317,990		141.55%

(1)
Other than our investments listed in footnote 7 below, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments, which as of December 31, 2010 represented 142% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

The investments not otherwise pledged as collateral in respect of the Debt Securitization (as defined below) or the Revolving Funding Facility (as defined below) by the respective obligors thereunder are pledged as collateral by the Company and certain of its other subsidiaries for the Revolving Credit Facility (as defined below) (except for a limited number of exceptions as provided in the credit agreement governing the Revolving Credit Facility).

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(3)
Pledged as collateral for the Debt Securitization.

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the year ended December 31, 2010 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$23,171	$—	$—	$2,465	$—	$—	$—	$—	$(16)
Air Medical Group	$30,065	$11,955	$18,205	$106	$—	$—	$13	$14,909	$—
Apple & Eve, LLC and US Juice Partners, LLC	$3,500	$5,022	$2,816	$3,753	$—	$—	$47	$—	$36
BB&T Capital Partners/Windsor Mezzanine Fund, LLC	$13,943	$2,043	$—	$—	$—	$—	$—	$—	$3,804
Carador PLC	$—	$—	$—	$—	$—	$616	$—	$—	$2,844
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$43,462	$—	$4,829	$—	$—	$1	$—	$(197)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$—	$—	$297	$—	$—	$—	$—	$3,070
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$78,350	$219	$—	$10,767	$—	$—	$—	$6	$826
Driven Brands, Inc.	$103,157	$41	$96,643	$3,032	$—	$—	$—	$843	$1,473
DSI Renal, Inc.	$1,505	$5,346	$7,991	$13,449	$—	$—	$57	$3,863	$24,699
The Dwyer Group	$42,100	$—	$—	$97	$813	$—	$—	$—	$—
Firstlight Financial Corporation	$—	$—	$—	$545	$—	$—	$312	$—	$(1,295)
Growing Family, Inc. and GFH Holdings, LLC	$—	$—	$—	$1,097	$—	$—	$—	$(7,659)	$1,668
Imperial Capital Group, LLC	$—	$—	$151	$—	$—	$1,509	$—	$—	$464
Industrial Container Services, LLC	$1,446	$10,692	$—	$391	$—	$—	$148	$—	$7,049
Insight Pharmaceuticals Corporation	$66,790	$—	$—	$6,325	$—	$—	$375	$—	$1,362
Investor Group Services, LLC	$100	$100	$—	$203	$—	$—	$20	$—	$64
Multi-Ad Services, Inc.	$2,666	$1,886	$—	$149	$—	$—	$17	$—	$578
Pillar Processing LLC and PHL Holding Co.	$—	$4,597	$—	$2,564	$—	$—	$36	$—	$(2,116)
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(409)
Regency Healthcare Group, LLC	$2,007	$—	$—	$—	$—	$—	$—	$—	$(335)
Service Champ, Inc.	$28,463	$26,585	$28,463	$969	$—	$—	$75	$—	$—
Soteria Imaging Services, LLC	$4,080	$—	$142	$348	$—	$—	$—	$—	$(636)
VSS-Tranzact Holdings, LLC	$204	$—	$—	$—	$—	$—	$—	$—	$(1,579)
Universal Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Universal Trailer Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Wastequip, Inc.	$—	$—	$449	$—	$—	$—	$281	$3	$(759)
(7)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2010 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$264	$—	$—	$—	$—	$124	$—	$—	$(47)
Allied Capital REIT, Inc.	$765	$600	$—	$—	$—	$40	$—	$—	$569
AllBridge Financial, LLC	$11,370	$—	$—	$—	$—	$—	$29	$—	$1,717
Avborne, Inc.	$39	$—	$39	$—	$—	$—	$—	$41	$—
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
BenefitMall Holdings, Inc.	$93,837	$—	$—	$5,525	$—	$—	$375	$—	$(3,060)
Border Foods, Inc.	$68,944	$5,600	$—	$3,107	$—	$—	$25	$—	$(3,601)
Callidus Capital Corporation	$20,120	$16,000	$4,120	$—	$—	$—	$—	$2,580	$(2,354)
Ciena Capital LLC	$98,012	$—	$—	$429	$—	$—	$—	$—	$(6,058)
Citipostal, Inc.	$63,961	$1,020	$—	$7,308	$—	$—	$282	$—	$(504)
Coverall North America, Inc.	$40,189	$—	$—	$3,541	$—	$—	$225	$—	$(7,624)
Crescent Hotels & Resorts, LLC and affiliates	$6,653	$—	$—	$532	$—	$—	$—	$216	$(2,894)
Direct Capital Corporation	$10,109	$—	$—	$—	$—	$—	$—	$(31)	$—
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Financial Pacific Company	$32,800	$—	$32,899	$3,191	$—	$—	$500	$1,592	$1,543
HCI Equity, LLC	$808	$—	$—	$—	$—	$—	$—	$—	$186
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$814
Hot Light Brands, Inc.	$6,746	$1,896	$—	$2	$—	$—	$—	$266	$(246)
Hot Stuff Foods, LLC	$69,167	$10,230	$—	$3,201	$—	$—	$71	$—	$11,203
Huddle House Inc.	$19,607	$—	$—	$2,265	$—	$—	$564	$—	$(3,830)
Industrial Air Tool, LP and affiliates	$13,419	$—	$—	$—	$—	$—	$130	$—	$1,432
Ivy Hill Asset Management, L.P.	$71,116	$4,834	$—	$—	$—	$7,320	$—	$—	$21,633
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$330	$6,859	$—	$—	$—	$—	$884
Knightsbridge CLO 2007-1 Ltd.	$14,852	$—	$—	$1,823	$—	$—	$—	$—	$(307)
Knightsbridge CLO 2008-1 Ltd.	$36,996	$—	$—	$2,189	$—	$—	$—	$—	$(3,108)
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(330)
Making Memories Wholesale, Inc.	$1,250	$1,007	$—	$1,062	$—	$—	$188	$73	$(3,883)
MVL Group, Inc.	$60,707	$4,837	$—	$6,686	$—	$—	$—	$80	$1,086
Penn Detroit Diesel Allison, LLC	$20,069	$—	$—	$—	$—	$—	$375	$—	$1,987
Reflexite Corporation	$—	$—	$8,450	$3,568	$—	$—	$141	$950	$5,928
Senior Secured Loan Fund LLC*	$391,571	$15,410	$—	$50,013	$29,946	$—	$6,096	$796	$24,235
Stag-Parkway, Inc.	$36,810	$—	$—	$2,131	$—	$18	$229	$—	$15,513
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$—	$—	$421	$—	$401	$—	$—	$797

  *
  Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), we co-invest through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by GE and the Company; therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(10)
Public company with outstanding equity with a market value in excess of $250 million and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(11)
Variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 5% on $40 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status as of December 31, 2010.

(15)
Loan includes interest rate floor feature.

(16)
In addition to the interest earned based on the stated contractual interest rate of this security, the notes entitle us to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

For the Nine Months Ended September 30, 2011 (unaudited)

(in thousands, except per share data)

					Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets
						Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
	Common Stock			Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2010	204,419	$204	$3,205,326	$(11,336)	$(169,696)	$26,035	$3,050,533
Shares issued in connection with dividend reinvestment plan	711	1	11,552	—	—	—	11,553
Issuance of the Convertible Notes (see Note 5)	—	—	54,717	—	—	—	54,717
Net increase in stockholders' equity resulting from operations	—	—	—	189,944	85,686	(74,302)	201,328
Dividends declared ($1.05) per share)	—	—	—	(214,853)	—	—	(214,853)

Balance at September 30, 2011	205,130	$205	$3,271,595	$(36,245)	$(84,010)	$(48,267)	$3,103,278

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the nine months ended
	September 30, 2011	September 30, 2010
	(unaudited)	(unaudited)
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$201,328	$534,946
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Gain on the acquisition of Allied Capital Corporation	—	(195,876)
Realized loss on extinguishment of debt	19,318	1,961
Net realized gains from investments	(105,004)	(8,654)
Net unrealized (gains) losses from investments and foreign currency transactions	74,302	(179,911)
Net accretion of discount on securities	(11,188)	(8,031)
Increase in accrued payment-in-kind interest and dividends	(25,522)	(34,117)
Collections of payment-in-kind interest and dividends	51,213	28,525
Amortization of debt issuance costs	9,653	6,802
Accretion of discount on the Allied Unsecured Notes	2,574	5,644
Accretion of discount on the Convertible Notes	5,996	—
Depreciation	674	662
Proceeds from sales and repayments of investments	1,911,497	1,183,275
Purchase of investments	(2,369,031)	(1,126,780)
Acquisition of Allied Capital, net of cash acquired	—	(774,190)
Changes in operating assets and liabilities:
Interest receivable	(11,831)	(19,712)
Other assets	(5,751)	4,515
Management and incentive fees payable	31,446	(33,254)
Accounts payable and accrued expenses	2,459	(48,676)
Interest and facility fees payable	(791)	(1)

Net cash used in operating activities	(218,658)	(662,872)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	1,149,773
Borrowings on debt	2,018,888	1,192,264
Repayments and repurchases of debt	(1,570,356)	(1,461,693)
Debt issuance costs	(24,180)	(18,208)
Dividends paid in cash	(203,300)	(164,129)

Net cash provided by financing activities	221,052	698,007

CHANGE IN CASH AND CASH EQUIVALENTS	2,394	35,135
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	100,752	99,227

CASH AND CASH EQUIVALENTS, END OF PERIOD	$103,146	$134,362

Supplemental Information:
Interest paid during the period	$66,098	$39,418
Taxes, including excise tax, paid during the period	$8,818	$1,683
Dividends declared during the period	$215,005	$180,873

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of September 30, 2011 (unaudited)

(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million," "billion," or otherwise)

1.     ORGANIZATION

              Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). We were incorporated on April 16, 2004 and were initially funded on June 23, 2004. On October 8, 2004, we completed our initial public offering. On the same date, we commenced substantial investment operations.

              On April 1, 2010, we consummated our acquisition of Allied Capital Corporation ("Allied Capital"), in an all stock merger where each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock (the "Allied Acquisition"). The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and then-existing Allied Capital stockholders owning approximately 31% of the combined company (see Note 15).

              The Company has elected to be treated as a regulated investment company, or a "RIC", under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio.

              We are externally managed by Ares Capital Management LLC ("Ares Capital Management" or our "investment adviser"), a wholly owned subsidiary of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or our "administrator"), a wholly owned subsidiary of Ares Management, provides the administrative services necessary for us to operate.

              Interim financial statements are prepared in accordance with United States generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2011.

2.     SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

    Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

    Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

    Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent accountants review our valuation process as part of their overall integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

              Effective January 1, 2008, the Company adopted Accounting Standards Codification ("ASC") 820-10 (previously Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements), which expands the application of fair value accounting for investments (see Note 8). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10 (previously SFAS No. 141(R), Business Combinations), which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same at April 1, 2010 (see Note 15).

    Interest and Dividend Income Recognition

              Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

    Payment-in-Kind Interest

              The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the three and nine months ended September 30, 2011, $6,803, and $25,522, respectively, in PIK income were recorded. For the three and nine months ended September 30, 2011, $32,603, and $51,213, respectively, of PIK income were collected. For the three and nine months ended September 30, 2010, $13,345 and $34,117 respectively, in PIK income were recorded. For the three and nine months ended September 30, 2010, $3,126 and $28,525 respectively, of PIK income were collected.

    Capital Structuring Service Fees and Other Income

              The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

    Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

    (1)
    Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

    (2)
    Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

    Accounting for Derivative Instruments

              The Company does not utilize hedge accounting and marks its derivatives to market through unrealized gains (losses) in the accompanying statement of operations.

    Equity Offering Expenses

              The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

    Debt Issuance Costs

              Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

    U.S. Federal Income Taxes

              The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned. For the three and nine months ended September 30, 2011 a net expense of $2,299 and $4,069, respectively, were recorded for U.S. federal excise tax. For the three and nine months ended September 30, 2010, no amounts were recorded for U.S. federal excise tax.

              Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes. For the three and nine months ended September 30, 2011, we recorded a tax (benefit) expense of approximately $(1,616) and $568, respectively, for these subsidiaries. For the three and nine months ended September 30, 2010, we recorded a tax (benefit) expense of approximately $(164) and $360, respectively, for these subsidiaries.

    Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use newly issued shares to implement the dividend reinvestment plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the dividend reinvestment plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

    New Accounting Pronouncements

              In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 was issued concurrently with International Financial Reporting Standards No.13 ("IFRS 13"), Fair Value Measurements, to provide largely identical guidance about fair value measurement and disclosure requirements as is currently required under ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820). The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or GAAP. For GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS 13. ASU 2011-04 eliminates the concepts of in-use and in-exchange when measuring fair value of all financial instruments. For Level 3 fair value measurements, the ASU requires that our disclosure include quantitative information about significant unobservable inputs, a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs, and a description of our valuation process. Public companies are required to apply ASU 2011-04 prospectively for interim and annual periods beginning after December 15, 2011. The Company is currently evaluating the impact of the adoption of ASU 2011-04 on its financial statements and disclosures.

3.     AGREEMENTS

    Investment Advisory and Management Agreement

              The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of our board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives a fee from us consisting of two components—a base management fee and an incentive fee. In connection with the Allied Acquisition, Ares Capital Management has committed to defer up to $15,000 in base management and incentive fees for each of the fiscal years ending December 31, 2010 and 2011 if certain earnings targets are not met.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

              The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay our investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

              Notwithstanding the foregoing, as a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement (the "Capital Gains Amendment") that was adopted on June 6, 2011, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including payment-in-kind interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

              We defer cash payment of any incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

              The Capital Gains Fee due to our investment adviser as calculated under the investment advisory and management agreement (as described above) for the three and nine months ended September 30, 2011 was $0. However, in accordance with GAAP, for the three months ended September 30, 2011, the Company recorded a net reduction of the capital gains incentive fee of $11,544, and for the nine months ended September 30, 2011, the Company accrued a capital gains incentive fee of $28,215, including $26,012 recognized in the second quarter of 2011 as a result of the application of the Capital Gains Amendment described above with respect to the assets purchased in the Allied Acquisition, bringing the total GAAP accrual related to the capital gains incentive fee to $43,823 as of September 30, 2011. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future. There was no similar GAAP expense for the three or nine months ended September 30, 2010.

              For the three and nine months ended September 30, 2011, base management fees were $18,317 and $52,461, respectively, incentive management fees related to pre-incentive fee net investment income were $21,703 and $54,631, respectively, and incentive management fees related to capital gains were $(11,544) and $28,215, respectively.

              As of September 30, 2011, $83,843 was included in "management and incentive fees payable" in the accompanying consolidated balance sheet, of which $40,020 is currently payable to the Company's investment adviser under the investment advisory and management agreement.

              For the three and nine months ended September 30, 2010, base management fees were $15,436 and $35,574, respectively, incentive management fees related to realized pre-incentive fee net investment income were $17,805 and $40,922, respectively, and there were no incentive management fees related to capital gains.

    Administration Agreement

              We are party to an amended and restated administration agreement, referred to herein as the "administration agreement", with our administrator, Ares Operations an affiliate of our investment adviser and a wholly owned subsidiary of Ares Management. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under our administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the three and nine months ended September 30, 2011, we incurred $2,017 and $6,901, respectively, in fees under the administrative agreement. For the three and nine months ended September 30, 2010, we incurred $2,642 and $6,251, respectively, in administrative fees. As of September 30, 2011, $2,017 was unpaid and included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

              As of September 30, 2011 and December 31, 2010, investments consisted of the following:

	September 30, 2011		December 31, 2010
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
Senior term debt	$2,587,442	$2,547,129	$1,722,130	$1,695,532
Subordinated Certificates of the SSLP(2)	777,406	796,513	537,439	561,674
Senior subordinated debt	599,126	529,809	1,055,440	1,014,514
Collateralized loan obligations	92,511	90,749	219,324	261,156
Preferred equity securities	243,977	236,353	137,424	143,546
Other equity securities	480,770	534,545	579,177	607,656
Commercial real estate	22,188	20,055	41,021	33,912

Total	$4,803,420	$4,755,153	$4,291,955	$4,317,990

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt investments using the effective interest method.

(2)
The proceeds from these certificates were applied to co-investments with GE Global Sponsor Finance LLC and General Electric Capital Corporation to fund first lien senior secured loans to 25 and 20 different borrowers as of September 30, 2011 and December 31, 2010, respectively.

              The industrial and geographic compositions of our portfolio at fair value at September 30, 2011 and December 31, 2010 were as follows:

	As of
	September 30, 2011	December 31, 2010
Industry
Investment Funds and Vehicles(1)	20.3%	21.4%
Healthcare Services	11.8	15.6
Business Services	11.2	12.6
Education	9.3	5.2
Restaurants and Food Services	8.4	8.8
Financial Services	7.2	6.7
Consumer Products	6.0	8.3
Aerospace and Defense	5.3	0.2
Containers and Packaging	3.6	0.5
Other Services	3.5	3.3
Telecommunications	2.5	2.6
Environmental Services	1.8	0.8
Manufacturing	1.4	3.5
Energy	1.2	0.0
Food and Beverage	1.2	2.4
Other	5.3	8.1

Total	100.0%	100.0%

(1)
Includes our investment in the SSLP (as defined below), which represented 16.8% and 13.0% of the Company's total portfolio at fair value as of September 30, 2011 and December 31, 2010, respectively. The SSLP had issued loans to 25 and 20 different borrowers as of September 30, 2011 and December 31, 2010, respectively. The portfolio companies in the SSLP are in industries similar to the companies in our portfolio.

	As of
	September 30, 2011	December 31, 2010
Geographic Region
West	43.4%	34.5%
Southeast	22.4	16.5
Midwest	15.4	20.2
Mid-Atlantic	15.3	24.4
Northeast	2.1	1.4
International	1.4	3.0

Total	100.0%	100.0%

              As of September 30, 2011, 4.0% of total investments at amortized cost (or 1.6% of total investments at fair value), were on non-accrual status, including 2.6% of total investments at amortized cost (or 1.2% of total investments at fair value) of investments acquired as part of the Allied Acquisition. As of December 31, 2010, 3.8% of total investments at amortized cost (or 1.3% of total investments at fair value), were on non-accrual status, including 1.5% of total investments at amortized cost (or 1.0% of total investments at fair value) of investments acquired as part of the Allied Acquisition.

    SSLP

              In October 2009, the Company completed its acquisition from Allied Capital of subordinated certificates (the "SSLP Certificates") issued by the Senior Secured Loan Fund LLC, which operates using the name "Senior Secured Loan Program" (the "SSLP"), an unconsolidated vehicle. The SSLP was formed in December 2007 to co-invest in "stretch senior" and "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by both the Company and GE.

              As of September 30, 2011, the SSLP had available capital of approximately $5.1 billion, approximately $3.7 billion in aggregate principal amount of which was funded at September 30, 2011 (see Note 17 for subsequent events relating to the SSLP). At September 30, 2011, the Company had agreed to make available to the SSLP $962,500, of which $174,372 was unfunded. It is within the Company's discretion to make these additional amounts available to the SSLP.

              The amortized cost and fair value of the SSLP Certificates held by the Company was $777,406 and $796,513, respectively, at September 30, 2011, and $537,439 and $561,674, respectively, at December 31, 2010. The SSLP Certificates pay a weighted average coupon of approximately LIBOR plus 8.0% and also entitle the Company to receive a portion of the excess cash flow from the loan portfolio, which may result in a return greater than the contractual coupon. The Company's yield on its investment in the SSLP at fair value was 15.6% and 15.8% at September 30, 2011 and December 31, 2010, respectively. For the three and nine months ended September 30, 2011, the Company earned interest income of $30,749 and $81,073, respectively, in respect of its SSLP investment. The Company is also entitled to certain other sourcing and management fees in connection with the SSLP.

              As of September 30, 2011 and December 31, 2010, the SSLP had total assets of $3.6 billion and $2.6 billion, respectively. GE's investment in the SSLP consisted of senior notes of $2.8 billion and $1.9 billion and subordinated certificates of $113 million and $78 million at September 30, 2011 and December 31, 2010, respectively. The subordinated certificates are junior to the senior notes invested by GE and the Company owned 87.5% of the outstanding subordinated certificates as of September 30, 2011. The SSLP's portfolio consisted of senior and unitranche loans to 25 and 20 different issuers as of September 30, 2011 and December 31, 2010, respectively. At September 30, 2011 and December 31, 2010, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and none of these loans were on non-accrual status. At September 30, 2011 and December 31, 2010, the largest loan to a single issuer in the SSLP's portfolio in aggregate principal amount was $287.0 million and $270.0 million, respectively, and loans to the top five issuers totaled $1.3 billion and $1.1 billion, respectively. The portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio.

5.     BORROWINGS

              In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of September 30, 2011 our asset coverage was 272%.

              Our debt obligations consisted of the following as of September 30, 2011 and December 31, 2010:

	As of
	September 30, 2011				December 31, 2010
	Carrying Value(1)		Total Available(2)		Carrying Value(1)		Total Available(2)
Revolving Funding Facility	$383,000		$400,000		$242,050		$400,000
Revolving Credit Facility	189,820		810,000	(3)	146,000		810,000	(3)
Debt Securitization	91,808		91,808		155,297		183,190
2011 Notes (principal amount outstanding of $0 and $300,584, respectively)	—		—		296,258	(4)	300,584
2012 Notes (principal amount outstanding of $0 and $161,210, respectively)	—		—		158,108	(4)	161,210
February 2016 Convertible Notes (principal amount outstanding of $575,000)	539,394	(5)	575,000		—		—
June 2016 Convertible Notes (principal amount outstanding of $230,000)	215,252	(5)	230,000		—		—
2040 Notes (principal amount outstanding of $200,000)	200,000		200,000		200,000		200,000
2047 Notes (principal amount outstanding of $230,000)	180,938	(4)	230,000		180,796	(4)	230,000

	$1,800,212	(6)	$2,536,808		$1,378,509	(6)	$2,284,984

(1)
Except for the Allied Unsecured Notes and the Convertible Notes (each as defined below), all carrying values are the same as the principal amounts outstanding.

(2)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount available under such instrument.

(3)
Includes an "accordion" feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $1,050,000.

(4)
Represents the aggregate principal amount outstanding of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition. The total unaccreted discount on the Allied Unsecured Notes was $49,062 and $56,633 at September 30, 2011 and December 31, 2010, respectively.

(5)
Represents the aggregate principal amount outstanding of the Convertible Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Notes. The total unaccreted discount for the February 2016 Convertible Notes and the June 2016 Convertible Notes was $35,606 and $14,748, respectively, at September 30, 2011.

(6)
Total principal amount of debt outstanding totaled $1,899,628 and $1,435,141 at September 30, 2011 and December 31, 2010, respectively.

              The weighted average stated interest rate of all our debt obligations at principal as of September 30, 2011 and December 31, 2010 was 5.0% and 5.2%, respectively.

    Revolving Funding Facility

              In October 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving securitized facility (as amended, the "Revolving Funding Facility"). The Revolving Funding Facility allows Ares Capital CP to borrow up to $400 million (see Note 17 for subsequent events relating to the Revolving Funding Facility). In connection with the January 22, 2010 amendment, we entered into an Amended and Restated Purchase and Sale Agreement with Ares Capital CP Funding Holdings LLC, our wholly owned subsidiary ("CP Holdings"), pursuant to which we may sell to CP Holdings certain loans that we have originated or acquired (the "Loans") from time to time, which CP Holdings will subsequently sell to Ares Capital CP, which is a wholly owned subsidiary of CP Holdings. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP.

              The January 22, 2010 amendment to the Revolving Funding Facility, among other things, extended the maturity date of the facility to January 22, 2013. On January 18, 2011, we and Ares Capital CP amended the Revolving Funding Facility to, among other things, provide for a three year reinvestment period until January 18, 2014 (with two one-year extension options, subject to our and our lenders' consent) and extend the stated maturity date to January 18, 2016 (with two one-year extension options, subject to our and our lenders' consent).

              As part of the Revolving Funding Facility, we and Ares Capital CP are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount that we may borrow from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge offs, violation of which could result in the early amortization of the Revolving Funding Facility and limit further advances under the Revolving Funding Facility and in some cases could be an event of default. The Revolving Funding Facility is also subject to a borrowing base that applies different advance rates to assets held in Ares Capital CP. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the Revolving Funding Facility. As of September 30, 2011, the Company and Ares Capital CP were in material compliance with the terms of the Revolving Funding Facility.

              As of September 30, 2011 and December 31, 2010, there was $383,000 and $242,050 outstanding, respectively, under the Revolving Funding Facility.

              Prior to the January 22, 2010 amendment, the interest rate charged on the Revolving Funding Facility was the commercial paper rate plus 3.50%. After January 22, 2010, subject to certain exceptions, the interest charged on the Revolving Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon our credit rating. As of September 30, 2011, for the nine months ended September 30, 2011 and for the period from January 22, 2010 through September 30, 2010, the effective LIBOR spread under the Revolving Funding Facility was 2.75%. As of September 30, 2011 and December 31, 2010, the rate in effect was one month LIBOR, which was 0.24% and 0.26%, respectively.

              We are also required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the Revolving Funding Facility which is included in facility fees below.

              The components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the three months ended September 30,		For the nine months ended September 30,
	2011	2010	2011	2010
Stated interest expense	$2,804	$2,119	$3,929	$5,106
Facility fees	37	285	2,178	1,319
Amortization of debt issuance costs	545	454	1,613	1,330

Total interest and credit facility fees expense	$3,386	$2,858	$7,720	$7,755

Cash paid for interest expense	$448	$1,497	$3,477	$5,106
Average stated interest rate	3.03%	3.11%	3.00%	2.99%
Average outstanding balance	$370,667	$272,558	$174,649	$227,838

    Revolving Credit Facility

              In December 2005, we entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), under which, as amended, the lenders agreed to extend credit to the Company. The Revolving Credit Facility matures on January 22, 2013 and has commitments totaling $810,000. The Revolving Credit Facility also includes an "accordion" feature that allows the Company under certain circumstances, to increase the size of the facility to a maximum of $1,050,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR-based loans, and monthly payments of interest on other loans. All principal is due upon maturity.

              Under the Revolving Credit Facility, we are required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries. As of September 30, 2011, the Company was in material compliance with the terms of the Revolving Credit Facility.

              In addition to the asset coverage ratio described above, borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio.

              As of September 30, 2011, and December 31, 2010, there was $189,820 and $146,000 outstanding, respectively, under the Revolving Credit Facility. The Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $100,000 as of September 30, 2011 and December 31, 2010. As of September 30, 2011 and December 31, 2010, the Company had $43,789 and $7,281 in standby letters of credit issued, respectively, through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued. At September 30, 2011, subject to borrowing base availability, there was $576,391 available for borrowing (net of standby letters of credit issued) under the Revolving Credit Facility.

              Prior to amending and restating the Revolving Credit Facility on January 22, 2010, subject to certain exceptions, pricing on the Revolving Credit Facility was based on LIBOR plus 1.00% or on an

"alternate base rate" (which was the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%). After January 22, 2010, subject to certain exceptions, pricing under the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit rating. As of September 30, 2011, for the nine months ended September 30, 2011 and for the period from January 22, 2010 through September 30, 2010, the effective LIBOR spread under the Revolving Credit Facility was 3.00%. As of September 30, 2011, the one, two, three and six month LIBOR was 0.24%, 0.30%, 0.37% and 0.56%, respectively. As of December 31, 2010, the one, two, three and six month LIBOR was 0.26%, 0.28%, 0.30% and 0.46%, respectively.

              In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.50% per annum on any unused portion of the Revolving Credit Facility and a letter of credit fee of 3.25% per annum on letters of credit issued, both of which are payable quarterly and included in facility fees below. The letter of credit fee is also based on a pricing grid depending on our credit rating. In connection with the expansion and extension of the Revolving Credit Facility in January 2010, we paid arrangement fees totaling approximately $15,600.

              With certain exceptions, the Revolving Credit Facility is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the Revolving Funding Facility, those held as a part of the Debt Securitization, discussed below, and certain other investments).

              The components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the three months ended September 30,		For the nine months ended September 30,
	2011	2010	2011	2010
Stated interest expense(1)	$2,161	$2,264	$2,383	$8,328
Facility fees	839	708	2,957	2,199
Amortization of debt issuance costs	1,640	1,553	4,873	5,036

Total interest and credit facility fees expense	$4,640	$4,525	$10,213	$15,563

Cash paid for interest expense(1)	$2,161	$1,837	$2,724	$7,796
Average stated interest rate(1)	3.48%	4.66%	3.43%	4.09%
Average outstanding balance	$248,579	$194,570	$92,558	$271,637

(1)
The stated interest expense, cash paid for interest expense and average stated interest rate for the three and nine months ended September 30, 2010 reflect the impact of the interest rate swap agreement entered into by the Company in October 2008 and terminated in December 2010 whereby the Company paid a fixed interest rate of 2.985% and received a floating rate based on the prevailing three-month LIBOR. See Note 6 for more information on the interest rate swap agreement.

    Debt Securitization

              In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by our wholly owned subsidiary, ARCC CLO 2006 LLC, the Company completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 aggregate principal amount of asset-backed notes (the "CLO Notes") to third parties that were secured by a pool of middle-market loans purchased or originated by the Company. The Company initially retained approximately $86,000 of aggregate principal amount of certain "BBB" and non-rated securities in the Debt Securitization and has subsequently repurchased $34,790 of the CLO Notes, bringing our total holdings of CLO Notes to $120,790 (the "Retained Notes"). The CLO Notes are included in the consolidated balance sheet.

              During the nine months ended September 30, 2011, we repaid $25,483, $34,126, $20,819 and $14,715 of the Class A-1-A, Class A-1A-VFN, Class A-2A Notes and Class A-2B Notes, respectively. The CLO Notes mature on December 20, 2019, and, as of September 30, 2011, there was $91,808 outstanding under the CLO Notes (excluding the Retained Notes).

              During the first five years from the closing date, principal collections received on the underlying collateral could be used to purchase new collateral. This reinvestment period expired on June 17, 2011. Because the reinvestment period expired, all principal collections received on the underlying collateral will be used to paydown the CLO Notes outstanding in their order of legal priority.

              All of the CLO Notes are secured by the assets of ARCC Commercial Loan Trust 2006, including commercial loans totaling $308,100 as of the closing date, which were sold to the trust by the Company, the originator and servicer of the assets. Additional commercial loans have been purchased by the trust from the Company primarily using the proceeds from the Class A-1A VFN Notes as well as proceeds from loan repayments. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. Under the terms of the Debt Securitization, up to 15% of the collateral may be subordinated loans that are neither first nor second lien loans. As of September 30, 2011, the Company was in material compliance with the terms of the Debt Securitization.

              The classes, amounts and interest rates (expressed as a spread to LIBOR) of the CLO Notes as of September 30, 2011 and December 31, 2010 are as follows:

	As of
	September 30, 2011		December 31, 2010
Class	Amount	LIBOR Spread (basis points)	Amount	LIBOR Spread (basis points)
A-1A	$7,678	25	$33,161	25
A-1A VFN	19,635	28	22,107	28
A-1B	14,000	37	14,000	37
A-2A	—	22	20,819	22
A-2B	18,285	35	33,000	35
B	9,000	43	9,000	43
C	23,210	70	23,210	70

Total	$91,808		$155,297

              The interest charged under the Debt Securitization is based on 3-month LIBOR, which as of September 30, 2011 was 0.37% and as of December 31, 2010 was 0.30%. The blended pricing of the CLO Notes, excluding fees, at September 30, 2011, was approximately 3-month LIBOR plus 43 basis points and at December 31, 2010, was approximately 3-month LIBOR plus 36 basis points.

              The Company was also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes through June 17, 2011 which is included in facility fees below.

              The components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Debt Securitization are as follows:

	For the three months ended September 30,		For the nine months ended September 30,
	2011	2010	2011	2010
Stated interest expense	$219	$469	$709	$1,248
Facility fees	—	7	25	11
Amortization of debt issuance costs	89	90	266	268

Total interest and credit facility fees expense	$308	$566	$1,000	$1,527

Cash paid for interest expense	$222	$476	$722	$1,250
Average stated interest rate	0.66%	0.91%	0.69%	0.68%
Average outstanding balance	$132,759	$209,996	$141,450	$246,364

    Unsecured Notes

    Allied Unsecured Notes

              As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including Allied Capital's unsecured notes which consisted of 6.625% Notes due on July 15, 2011 (the "2011 Notes"), 6.000% Notes due on April 1, 2012 (the "2012 Notes") and 6.875% Notes due on April 15, 2047 (the "2047 Notes" and, together with the 2011 Notes and the 2012 Notes, the "Allied Unsecured Notes").

              As of September 30, 2011 and December 31, 2010, the Company had the following outstanding Allied Unsecured Notes:

	As of
	September 30, 2011		December 31, 2010
	Outstanding Principal	Carrying Value(1)	Outstanding Principal	Carrying Value(1)
2011 Notes	$—	$—	$300,584	$296,258
2012 Notes	—	—	161,210	158,108
2047 Notes	230,000	180,938	230,000	180,795

Total	$230,000	$180,938	$691,794	$635,161

(1)
Represents the principal amount of the Allied Unsecured Notes less the unaccreted discount initially recorded as a part of the Allied Acquisition

              On March 16, 2011, we redeemed the remaining balance of the 2011 Notes for a total redemption price (including a redemption premium) of $306,800 in accordance with the terms of the indenture governing the 2011 Notes, which resulted in a loss on the extinguishment of debt of $8,860. On April 27, 2011, we redeemed the remaining balance of the 2012 Notes for a total redemption price (including a redemption premium) of $169,338 in accordance with the terms of the indenture governing the 2012 Notes, which resulted in a loss on the extinguishment of debt of $10,458.

              The 2047 Notes bear interest at a rate of 6.875% and mature on April 15, 2047. The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at a par redemption price of $25 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as stipulated in the notes.

              In accordance with ASC 805-10, the initial carrying value of the Allied Unsecured Notes was equal to the fair value as of April 1, 2010 resulting in an initial unaccreted discount from the principal value of the Allied Unsecured Notes of approximately $49,062. Accretion expense related to this discount is included in "interest and credit facility fees" in the accompanying consolidated statement of operations.

              The components of interest expense and cash paid for interest expense for the Allied Unsecured Notes are as follows:

	For the three months ended September 30,		For the nine months ended September 30,
	2011	2010	2011	2010
Stated interest expense	$3,953	$11,838	$19,125	$23,964
Accretion of discount	49	2,968	2,574	5,644

Total interest expense	$4,002	$14,806	$21,699	$29,608

Cash paid for interest expense	$3,953	$15,278	$30,725	$25,266

    2040 Notes

              On October 21, 2010, we issued $200,000 in aggregate principal amount of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes") that may be redeemed in whole or in part at our option at any time or from time to time on or after October 15, 2015 at a par redemption price of $25 per security plus accrued and unpaid interest. The principal amount of the 2040 Notes will be payable at maturity. The 2040 Notes bear interest at a rate of 7.75% per year, payable quarterly. For the three and nine months ended September 30, 2011, the Company incurred $3,875 and $11,625, respectively, of interest expense on the 2040 Notes and the cash paid for interest on the 2040 Notes was $3,875 and $11,368, respectively. Also for the three and nine months ended September 30, 2011, the Company incurred $62 and $181, respectively, in amortization of debt issuance costs related to the 2040 Notes.

              The 2047 Notes and the 2040 Notes contain certain covenants, including covenants requiring Ares Capital to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions. As of September 30, 2011, the Company was in material compliance with the terms of the 2047 Notes and the 2040 Notes.

    Convertible Notes

              In January 2011, we issued $575,000 of unsecured convertible senior notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, we issued $230,000 of unsecured convertible senior notes that mature on June 1, 2016 (the "June 2016 Convertible Notes" and, together with the February 2016 Convertible Notes, the "Convertible Notes"), unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the Convertible Notes prior to maturity. The February 2016 Convertible Notes and the June 2016 Convertible Notes bear interest at a rate of 5.75% and 5.125%, respectively, per year, payable semi-annually.

              In certain circumstances, the February 2016 Convertible Notes will be convertible into cash, shares of Ares Capital's common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 52.2766 shares of common stock per one thousand dollar principal amount of the February 2016 Convertible Notes, which is equivalent to an initial conversion price of approximately $19.13 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price of the February 2016 Convertible Notes was approximately 17.5% above the $16.28 per share closing price of our common stock on January 19, 2011. In certain circumstances, the June 2016 Convertible Notes will be convertible into cash, shares of Ares Capital's common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 52.5348 shares of common stock per one thousand dollar principal amount of the June 2016 Convertible Notes, which is equivalent to an initial conversion price of approximately $19.04 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price of the June 2016 Convertible Notes was approximately 17.5% above the $16.20 per share closing price of our common stock on March 22, 2011. At September 30, 2011, the principal amounts of both the February 2016 Convertible Notes and the June 2016 Convertible Notes exceeded the value of the underlying shares multiplied times the per share closing price of our common stock.

              The Convertible Notes are Ares Capital's senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

              Prior to the close of business on the business day immediately preceding August 15, 2015, holders may convert their February 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the February 2016 Convertible Notes (the "February 2016 Indenture"). On or after August 15, 2015 until the close of business on the scheduled trading day immediately preceding February 1, 2016, holders may convert their February 2016 Convertible Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock, subject to the requirements of the February 2016 Indenture. Prior to the close of business on the business day immediately preceding December 15, 2015, holders may convert their June 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the June 2016 Convertible Notes (the "June 2016 Indenture"). On or after December 15, 2015 until the close of business on the scheduled trading day immediately preceding June 1, 2016, holders may convert their June 2016 Convertible Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock, subject to the requirements of the June 2016 Indenture.

              In addition, if we engage in certain corporate events as described in both the February 2016 Indenture and the June 2016 Indenture (collectively, the "Convertible Notes Indentures"), holders of the Convertible Notes may require us to repurchase for cash all or part of the Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

              The Convertible Notes Indentures contain certain covenants, including covenants requiring us to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Notes Indentures. As September 30, 2011, the Company was in material compliance with the terms of the Convertible Notes Indentures.

              The Convertible Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)"). Upon conversion of any of the Convertible Notes, we intend to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, we have the option to pay in cash or shares of our common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Notes Indentures. The Company has determined that the embedded conversion options in both the February 2016 Convertible Notes and the June 2016 Convertible Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the February 2016 Convertible Notes, we estimated at the time of issuance that the values of the debt and equity components of the February 2016 Convertible Notes were approximately 93% and 7%, respectively. In accounting for the June 2016 Convertible Notes, we estimated at the time of issuance that the values of the debt and equity components of the June 2016 Convertible Notes were approximately 93% and 7%, respectively. The original issue discount equal to the equity component of 7% of both the June 2016 Convertible Notes and the February 2016 Convertible Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

              At the time of issuance, the debt issuance costs and equity issuance costs for the February 2016 Convertible Notes were $14,672 and $1,104, respectively, and for the June 2016 Convertible Notes were $5,348 and $403, respectively. At the time of issuance and as of September 30, 2011, the equity component, net of issuance costs as recorded in the "capital in excess of par value" in the consolidated balance sheet for the February 2016 Convertible Notes and the June 2016 Convertible Notes was $39,062 and $15,655, respectively.

              As of September 30, 2011, the components of the carrying value of the Convertible Notes were as follows:

	February 2016 Convertible Notes	June 2016 Convertible Notes
Principal amount of debt	$575,000	$230,000
Original issue discount, net of accretion	(35,606)	(14,748)

Carrying value of debt	$539,394	$215,252

              For the three and nine months ended September 30, 2011, the components of interest expense and cash paid for interest expense for the February 2016 Convertible Notes were as follows:

	For the three months ended September 30, 2011	For the nine months ended September 30, 2011
Stated interest expense	$8,266	$22,593
Accretion of original issue discount	1,726	4,644
Amortization of debt issuance cost	802	2,136

Total interest expense	$10,794	$29,373

Cash paid for interest expense	$17,082	$17,082

              The estimated effective interest rate of the debt component of the February 2016 Convertible Notes, equal to the stated interest of 5.75% plus the accretion of the original issue discount, was approximately 7.51% and 7.48%, respectively, for the three and nine months ended September 30, 2011.

              For the three and nine months ended September 30, 2011, the components of interest expense and cash paid for interest expense for the June 2016 Convertible Notes were as follows:

	For the three months ended September 30, 2011	For the nine months ended September 30, 2011
Stated interest expense	$2,947	$5,992
Accretion of original issue discount	667	1,352
Amortization of debt issuance cost	290	584

Total interest expense	$3,904	$7,928

Cash paid for interest expense	$—	$—

              The estimated effective interest rate of the debt component of the June 2016 Convertible Notes equal to the stated interest of 5.125% plus the accretion of the original issue discount, was approximately 6.79% and 6.78%, respectively, for the three and nine months ended September 30, 2011.

6.     DERIVATIVE INSTRUMENTS

              In October 2008, we entered into an interest rate swap agreement that terminated on December 20, 2010 to mitigate our exposure to adverse fluctuations in interest rates for a total notional amount of $75,000. Under the interest rate swap agreement, we paid a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR. For the three and nine months ended September 30, 2010, we recognized $401 and $1,293, respectively, in unrealized appreciation related to this swap agreement. Upon termination of this swap agreement in 2010, no realized gain or loss was recognized.

7.     COMMITMENTS AND CONTINGENCIES

    Portfolio Company Commitments

              The Company has various commitments to fund investments in its portfolio as described below.

              As of September 30, 2011 and December 31, 2010, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments the funding of which is at (or substantially at) the Company's discretion:

	As of
	September 30, 2011	December 31, 2010
Total revolving and delayed draw commitments	$713,677	$260,691
Less: funded commitments	(107,069)	(59,980)

Total unfunded commitments	606,608	200,711
Less: commitments substantially at discretion of the Company	(11,932)	(19,922)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(63,203)	(6,738)

Total net adjusted unfunded revolving and delayed draw commitments	$531,473	$174,051

              Included within the total revolving and delayed draw commitments as of September 30, 2011 are commitments to issue up to $73,422 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of September 30, 2011, the Company had $41,477 in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $175 expire in December 2011, $163 expire in January 2012, $65 expire in February 2012, $778 expire in April 2012, $647 expire in July 2012, $12,547 expire in August 2012 and $27,102 expire in September 2012.

              As of September 30, 2011 and December 31, 2010, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships:

	As of
	September 30, 2011	December 31, 2010
Total private equity commitments	$181,318	$537,600
Less: funded private equity commitments	(68,295)	(104,300)

Total unfunded private equity commitments	113,023	433,300
Less: private equity commitments substantially at discretion of the Company	(103,741)	(400,400)

Total net adjusted unfunded private equity commitments	$9,282	$32,900

              In the ordinary course of business, Allied Capital had issued guarantees on behalf of certain portfolio companies. Under these arrangements, payments would be required to be made to third parties if the portfolio companies were to default on their related payment. As part of the Allied Acquisition, the Company assumed such outstanding guarantees or similar obligations. As a result, as of each of September 30, 2011 and December 31, 2010, the Company had outstanding guarantees or similar obligations totaling $800.

              Further in the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, since the Allied Acquisition we have sold and currently continue to seek opportunities to sell, certain of Allied Capital's equity investments larger than those we have historically made and controlled portfolio company equity investments. In connection with these sales (as well as certain other sales) we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

              As of September 30, 2011, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of September 30, 2011, there are no known issues or claims with respect to this performance guaranty.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

              Effective January 1, 2008, the Company adopted ASC 825-10 (previously SFAS No. 159, the Fair Value Option for Financial Assets and Liabilities), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

              Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

              Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. In addition to using the above inputs in investment valuations, we continue to employ the net asset valuation policy approved by our board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of the investments must typically be determined using unobservable inputs.

              Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses reflected in the valuations currently assigned.

              The following table presents fair value measurements of cash and cash equivalents and investments as of September 30, 2011:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$103,146	$103,146	$—	$—
Investments	$4,755,153	$—	$10,080	$4,745,073

              The following table presents changes in investments that use Level 3 inputs as of and for the three and nine months ended September 30, 2011:

As of and for the three months ended September 30, 2011
Balance as of June 30, 2011	$4,630,043
Net realized and unrealized losses	(54,999)
Purchases	1,131,704
Sales	(216,608)
Redemptions	(756,491)
Payment-in-kind interest and dividends	8,086
Accretion of discount on securities	3,338
Net transfers in and/or out of Level 3	—

Balance as of September 30, 2011	$4,745,073

As of and for the nine months ended September 30, 2011
Balance as of December 31, 2010	$4,312,657
Net realized and unrealized gains	44,231
Purchases	2,344,429
Sales	(620,041)
Redemptions	(1,348,793)
Payment-in-kind interest and dividends	26,042
Accretion of discount on securities	11,188
Net transfers in and/or out of Level 3	(24,640)

Balance as of September 30, 2011	$4,745,073

              As of September 30, 2011, the net unrealized depreciation on the investments that use Level 3 inputs was $27,556.

              The following table presents changes in investments that use Level 3 inputs as of and for the three and nine months ended September 30, 2010:

As of and for the three months ended September 30, 2010
Balance as of June 30, 2010	$3,790,038
Net realized and unrealized gains	58,131
Net purchases, sales or redemptions	297,035
Net transfers in and/or out of Level 3	—

Balance as of September 30, 2010	$4,145,204

As of and for the nine months ended September 30, 2010
Balance as of December 31, 2009	$2,166,687
Net realized and unrealized gains	186,029
Net purchases, sales or redemptions	1,792,488
Net transfers in and/or out of Level 3	—

Balance as of September 30, 2010	$4,145,204

              As of September 30, 2010, the net unrealized depreciation on the investments that use Level 3 inputs was $19,900. Transfers between levels, if any, are recognized at the beginning of the quarter in which transfers occur.

              Following are the carrying and fair values of our debt instruments as of September 30, 2011 and December 31, 2010. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of
	September 30, 2011			December 31, 2010
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Funding Facility	$383,000		383,000	$242,050		$242,000
Revolving Credit Facility	189,820		189,820	146,000		146,000
Debt Securitization	91,808		81,280	155,297		133,000
2011 Notes (principal amount outstanding of $0 and $300,584, respectively)	—		—	296,258	(2)	297,290
2012 Notes (principal amount outstanding of $0 and $161,210, respectively)	—		—	158,108	(2)	164,595
February 2016 Convertible Notes (principal amount outstanding of $575,000)	539,394	(3)	545,106	—		—
June 2016 Convertible Notes (principal amount outstanding of $230,000)	215,252	(3)	214,169	—		—
2040 Notes (principal amount outstanding of $200,000)	200,000		193,288	200,000		184,986
2047 Notes (principal amount outstanding of $230,000)	180,938	(2)	201,638	180,796	(2)	197,314

	$1,800,212	(4)	$1,808,301	$1,378,509	(4)	$1,365,185

(1)
Except for the Allied Unsecured Notes, the 2040 Notes and the Convertible Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition.

(3)
Represents the aggregate principal amount outstanding of the Convertible Notes less the unaccreted discount initially recorded upon issuance of the Convertible Notes.

(4)
Total principal amount of debt outstanding totaled $1,899,628 and $1,435,141 as of September 30, 2011 and December 31, 2010, respectively.

9.     STOCKHOLDERS' EQUITY

              There were no sales of our equity securities during the nine months ended September 30, 2011.

              The following table summarizes the total number of shares issued and proceeds we received in an underwritten public offering of the Company's common stock net of underwriter and offering costs for the nine months ended September 30, 2010:

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
February 2010 public offering	22,958	$12.75	$277,207

Total for the nine months ended September 30, 2010	22,958		$277,207

              Part of the proceeds from the above public offering were used to repay outstanding indebtedness. The remaining unused portions of the proceeds were used to fund investments in portfolio companies in accordance with our investment objective and strategies and market conditions.

10.   EARNINGS PER SHARE

              The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from operations for the three and nine months ended September 30, 2011 and 2010:

	Three months ended		Nine months ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Net increase in stockholders' equity resulting from operations available to common stockholders:	$40,639	$128,377	$201,328	$534,946
Weighted average shares of common stock outstanding—basic and diluted:	205,130	192,167	204,770	169,500
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.20	$0.67	$0.98	$3.16

              For the purposes of calculating diluted earnings per share, since the average closing price of the Company's common stock for the period from the time of issuance of both the February 2016 Convertible Notes and the June 2016 Convertible Notes through September 30, 2011 was less than the current conversion price for each respective series of the Convertible Notes, the underlying shares for the intrinsic value of the embedded options had no impact.

11.   DIVIDENDS AND DISTRIBUTIONS

              The following table summarizes our dividends declared during the nine months ended September 30, 2011 and 2010:

Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
August 4, 2011	September 15, 2011	September 30, 2011	$0.35	$71,795
May 5, 2011	June 15, 2011	June 30, 2011	$0.35	$71,663
March 1, 2011	March 15, 2011	March 31, 2011	$0.35	$71,547

Total declared for the nine months ended September 30, 2011			$1.05	$215,005
August 5, 2010	September 15, 2010	September 30, 2010	$0.35	$67,266
May 10, 2010	June 15, 2010	June 30, 2010	$0.35	$67,091
February 25, 2010	March 15, 2010	March 31, 2010	$0.35	$46,516

Total declared for the nine months ended September 30, 2010			$1.05	$180,873

              The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to closing price on the record date.

Dividend reinvestment plan activity for the nine months ended September, 2011 and 2010, was as follows:

	For the nine months ended September 30,
	2011	2010
Shares issued	711	1,171
Average price per share	$16.24	$14.29
Shares purchased by plan agent for shareholders	372	—
Average price per share	$13.92	$—

12.   RELATED PARTY TRANSACTIONS

              In accordance with the investment advisory and management agreement, we bear all costs and expenses of the operation of the Company and reimburse our investment adviser for certain of such costs and expenses incurred in the operation of the Company. For the three and nine months ended September 30, 2011, the investment adviser incurred such expenses totaling $698 and $3,810, respectively. For the three and nine months ended September 30, 2010, the investment adviser incurred such expenses totaling $721 and $2,253, respectively. As of September 30, 2011, $412 was unpaid and such payable is included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

              We have entered into separate subleases with Ares Management and Ivy Hill Asset Management, L.P. ("IHAM"), a wholly owned portfolio company, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of the Company's New York office space for a fixed rent equal to 15% and 20%, respectively, of the base annual rent payable by us under the Company's lease for this space, plus certain additional costs and expenses. For the three and nine months ended September 30, 2011, such amounts payable to the Company totaled $340 and $477, respectively. Under our previous lease that expired on February 27, 2011, we were party to a sublease agreement with Ares Management whereby Ares Management subleased approximately 25% of such office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. For the nine months ended September 30, 2011, such amounts payable to the Company totaled $396. For the three and nine months ended September 30, 2010, such amounts payable to the Company totaled $1,231 and $1,917, respectively.

              As of September 30, 2011, Ares Investments Holdings LLC, an affiliate of Ares Management, (the sole member of our investment adviser) owned approximately 2.9 million shares of the Company's common stock representing approximately 1.4% of the total shares outstanding as of September 30, 2011.

              See Notes 3 and 13 for descriptions of other related party transactions.

13.   IVY HILL ASSET MANAGEMENT, L.P. AND OTHER MANAGED FUNDS

              In November 2007, the Company established IHAM to serve as a manager for a middle-market credit fund, Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"), an unconsolidated investment vehicle focusing on investments in middle-market loans. From inception until the second quarter of 2009, IHAM's financial results were consolidated with those of the Company. In June 2009, because of a shift in activity from being primarily a manager, with no dedicated employees, of funds in which the Company has invested debt and equity, to a manager with individuals dedicated to managing an increasing number of third party funds, the Company concluded that GAAP requires the financial results of IHAM to be reported as a portfolio company in the schedule of investments rather than as a consolidated subsidiary in the Company's financial results. The Company made an equity investment of

$3,816 into IHAM in June 2009. As of September 30, 2011, the Company's total investment in IHAM at fair value was $186,823, including an unrealized gain of $73,947. As of December 31, 2010, the Company's total investment in IHAM at fair value was $136,235, including an unrealized gain of $32,777. For the three and nine months ended September 30, 2011, the Company received distributions from IHAM consisting entirely of dividend income of $4,762 and $14,286, respectively. For the three and nine months ended September 30, 2010, the Company received distributions from IHAM consisting entirely of dividend income of $2,500 and $4,296 respectively.

              Ivy Hill I primarily invests in first and second lien bank debt of middle-market companies. Ivy Hill I was initially funded with $404,000 of capital including a $56,000 investment by the Company, consisting of $40,000 of Class B notes and $16,000 of subordinated notes. For the three and nine months ended September 30, 2011, the Company earned $1,256 and $3,589, respectively, from its investments in Ivy Hill I. For the three and nine months ended September 30, 2010, the Company earned $1,723 and $5,208, respectively, from its investments in Ivy Hill I.

              Ivy Hill I purchased investments from the Company of $10,205 during the nine months ended September 30, 2011, and may from time to time purchase additional investments from the Company. A realized gain of $4 was recorded on these transactions for the nine months ended September 30, 2011.

              In November 2008, the Company established a second middle-market credit fund, Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II" and, together with Ivy Hill I and Ivy Hill SDF (as defined below), the "Ivy Hill Funds"), which is also managed by IHAM.

              In December 2009, the Company made an additional cash investment of approximately $33,000 in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and interests in, the Allied Capital Senior Debt Fund, L.P. (now referred to as Ivy Hill Senior Debt Fund, L.P. or the "Ivy Hill SDF"). In October 2010, the Company made an additional cash investment of approximately $4,000 in IHAM to facilitate IHAM's acquisition of an equity interest in Ivy Hill SDF.

              In March 2010, the Company made an additional cash investment of approximately $48,000 in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and equity interests in, the Knightsbridge CLO 2007-1, Ltd. and Knightsbridge CLO 2008-1, Ltd. (the "Knightsbridge Funds"). At the time, the Company also acquired from Allied Capital certain debt investments of the Knightsbridge Funds for approximately $52,000. The Knightsbridge Funds purchased $15,800 of investments from the Company during the nine months ended September 30, 2011. A realized loss of $174 was recorded on these transactions for the nine months ended September 30, 2011.

              The Company, through its wholly owned subsidiary, A.C. Corporation, previously managed Emporia Preferred Funding I, Ltd., Emporia Preferred Funding II, Ltd. and Emporia Preferred Funding III, Ltd. (collectively, the "Emporia Funds"). In August 2010, the Company made an additional cash investment of approximately $8,000 in IHAM to facilitate IHAM's acquisition of an equity interest in Emporia Preferred Funding III, Ltd. In November 2010, the Company made an additional cash investment of $7,900 in IHAM, which IHAM then used to purchase these management rights and related receivables in respect of the Emporia Funds from A.C. Corporation for $7,900. This amount represented the fair value of those management rights as of the date of the sale. A realized gain of $5,882 was recognized on this transaction. In January 2011, the Company made an additional cash investment of approximately $9,400 in IHAM to facilitate IHAM's acquisition of equity interests in certain of the Emporia Funds. The Emporia Funds purchased $32,817 of investments from the Company during the nine months ended September 30, 2011. A realized loss of $336 was recorded on these transactions for the nine months ended September 30, 2011.

              In addition to the Ivy Hill Funds and the Knightsbridge Funds, IHAM also serves as the sub-adviser/sub-manager to four other funds: CoLTS 2005-1 Ltd., CoLTS 2005-2 Ltd., CoLTS

2007-1 Ltd. (collectively, the "CoLTS Funds") and FirstLight Funding I, Ltd. ("FirstLight"), which is affiliated with the Company's portfolio company, Firstlight Financial Corporation. The CoLTS Funds purchased $5,225 of investments from the Company during the nine months ended September 30, 2011. A realized loss of $52 was recorded on these transactions for the nine months ended September 30, 2011.

              In addition, IHAM serves as the general partner of, and manages, Ares Private Debt Strategies Fund II, L.P. ("Ares PDS II") and Ares Private Debt Strategies Fund III, L.P. (together with Ares PDS II, the "PDS Funds"). The PDS Funds purchased $109,849 of investments from the Company during the nine months ended September 30, 2011. A realized loss of $2,422 was recorded on these transactions for the nine months ended September 30, 2011. Additionally, IHAM purchased $4,949 of investments from the Company during the nine months ended September 30, 2011. A realized loss of $48 was recorded on these transactions for the nine months ended September 30, 2011. Lastly, the Company purchased $3,777 of investments from FirstLight during the nine months ended September 30, 2011. IHAM or the funds managed by IHAM may, from time to time, buy or sell additional investments from or to the Company. For any such purchases or sales by IHAM or by funds managed by IHAM from or to the Company, approval is obtained from third parties unaffiliated with the Company or IHAM or funds managed by IHAM, as applicable.

              Beginning in November 2008, IHAM was party to a separate services agreement, referred to herein as the "services agreement," with Ares Capital Management. Pursuant to the services agreement, Ares Capital Management provided IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of investment professionals and others to perform investment advisory, research and related services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the services agreement, IHAM reimbursed Ares Capital Management for all of the actual costs associated with such services, including Ares Capital Management's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the services agreement. The services agreement was terminated effective June 30, 2010 and replaced with a different services agreement with similar terms between IHAM and the Company's administrator.

              Also as part of the Allied Acquisition, the Company acquired the management rights for an unconsolidated fund, the AGILE Fund I, LLC, which had $64 million of total committed capital under management as of September 30, 2011. The Company's investment in AGILE Fund I, LLC was $130 at fair value, including an unrealized loss of $115 as of September 30, 2011.

14.   FINANCIAL HIGHLIGHTS

              The following is a schedule of financial highlights for the nine months ended September 30, 2011 and 2010:

	For the nine months ended
Per Share Data:	September 30, 2011	September 30, 2010
Net asset value, beginning of period(1)	$14.92	$11.44
Issuance of common stock	—	1.15
Issuances of the Convertible Notes	0.27	—
Effect of antidilution	—	(0.27)
Net investment income for period(2)	0.93	0.90
Gain on the acquisition of Allied Capital Corporation	—	1.16
Net realized and unrealized gains for period(2)	0.06	1.10

Net increase in stockholders' equity	0.99	3.16
Total distributions to stockholders	(1.05)	(1.05)

Net asset value at end of period(1)	$15.13	$14.43

Per share market value at end of period	$13.77	$15.65
Total return based on market value(3)	7.14%	34.14%
Total return based on net asset value(4)	6.57%	24.10%
Shares outstanding at end of period	205,130	192,566
Ratio/Supplemental Data:
Net assets at end of period	$3,103,278	$2,778,476
Ratio of operating expenses to average net assets(5)(6)	10.69%	10.51%
Ratio of net investment income to average net assets(5)(7)	8.04%	9.24%
Portfolio turnover rate(5)	56%	48%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the nine months ended September 30, 2011, the total return based on market value equals the decrease of the ending market value at September 30, 2011 of $13.77 per share from the ending market value at December 31, 2010 of $16.48 per share, plus the declared dividends of $1.05 per share for the nine months ended September 30, 2011, divided by the market value at December 31, 2010. For the nine months ended September 30, 2010, the total return based on market value equals the increase of the ending market value at September 30, 2010 of $15.65 per share over the ending market value at December 31, 2009 of $12.45 per share, plus the declared dividend of $1.05 per share for the nine months ended September 30, 2010, divided by the market value at December 31, 2009. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the nine months ended September 30, 2011, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.05 per share for the nine months ended September 30, 2011, divided by the beginning net asset value at January 1, 2011. For the nine months ended September 30, 2010, the total return based on net asset value equals the change in net asset value during the period plus the declared dividend of $1.05 per share for the nine months ended September 30, 2010, divided by the beginning net asset value at January 1, 2010. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the nine months ended September 30, 2011, the ratio of operating expenses to average net assets consisted of 2.22% of base management fees, 3.50% of incentive management fees, 3.80% of the cost of borrowing and 1.17% of other operating expenses. For the nine months ended September 30, 2010, the ratio of operating expenses to average net assets consisted of 2.16% of base management fees, 2.48% of incentive management fees, 3.30% of the cost of borrowing and 2.57% of other operating expenses. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

15.   ALLIED ACQUISITION

              On April 1, 2010, the Company completed the Allied Acquisition by acquiring the outstanding shares of Allied Capital in exchange for shares of our common stock in a transaction valued at approximately $908 million as of the closing date. Concurrently with the completion of the Allied Acquisition, we repaid in full the $137 million of remaining principal amounts outstanding on Allied Capital's $250 million senior secured term loan. We also assumed all of Allied Capital's other outstanding debt obligations, including approximately $745 million in aggregate principal amount outstanding of the Allied Unsecured Notes.

              Under the terms of the Allied Acquisition each Allied Capital stockholder received 0.325 shares of our common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.5 million shares of our common stock (including the effect of outstanding in-the money Allied Capital stock options) were issued to Allied Capital's then-existing stockholders, resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              The Allied Acquisition was accounted for in accordance with the acquisition method of accounting as detailed in ASC 805-10 (previously SFAS No. 141(R)), Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, if the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. Upon completion of our determination of the fair value of Allied Capital's identifiable net assets as of April 1, 2010, the fair value of such net assets exceeded the fair value of the consideration transferred, resulting in the recognition of a gain. The valuation of the investments acquired as part of the Allied Acquisition was done in accordance with Ares Capital's valuation policy (see Notes 2 and 8).

              Set forth below is the allocation of the purchase price to the assets acquired and liabilities assumed in connection with the Allied Acquisition:

Common stock issued	$872,727
Payments to holders of "in-the-money" Allied Capital stock options	35,011 (1)

Total purchase price	$907,738

Assets acquired:
Investments	$1,833,766
Cash and cash equivalents	133,548
Other assets	80,078

Total assets acquired	2,047,392
Debt and other liabilities assumed	(943,778)

Net assets acquired	1,103,614

Gain on Allied Acquisition	(195,876)

$907,738

(1)
Represents cash payment for holders of any "in-the-money" Allied Capital stock options that elected to receive cash.

              Prior to the completion of the Allied Acquisition we purchased $340 million of assets from Allied Capital in arm's length transactions. Additionally, during the same period of time, IHAM purchased $69 million of assets from Allied Capital, also in arm's length transactions.

16.   LITIGATION

              The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings which the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

17.   SUBSEQUENT EVENTS

              The Company's management evaluated subsequent events through the date of issuance of these consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated Financial Statements as of and for the nine months ended September 30, 2011, except as disclosed below.

              In October 2011, we and Ares Capital CP Funding LLC amended the Revolving Funding Facility to, among other things, increase the commitment size from $400 million to $500 million.

              In October 2011, the total available capital for the SSLP was increased from $5.1 billion to $7.7 billion. In connection with this increase, GE and Ares Capital agreed to make available to the SSLP up to $6.2 billion and $1.5 billion, respectively.

              In January 2012, we and Ares Capital CP Funding LLC amended the Revolving Funding Facility to, among other things, (i) extend the reinvestment period by one year to January 18, 2015, (ii) extend the maturity date by one year to January 18, 2017, and (iii) replace the pricing grid with an applicable spread over LIBOR of 2.50% and an applicable spread over "base rate" of 1.50%.

PROSPECTUS

$2,000,000,000

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

              Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments.

              We are externally managed by Ares Capital Management LLC, a wholly owned subsidiary of Ares Management LLC, a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser with approximately $41 billion of total committed capital under management as of June 30, 2011. Ares Operations LLC, a wholly owned subsidiary of Ares Management LLC, provides the administrative services necessary for us to operate.

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On October 24, 2011 the last reported sales price of our common stock on The NASDAQ Global Select Market was $15.32 per share. The net asset value per share of our common stock at June 30, 2011 (the last date prior to the date of this prospectus on which we determined net asset value) was $15.28.

              Investing in our securities involves risks that are described in the "Risk Factors" section beginning on page 27 of this prospectus, including the risk of leverage.

              We may offer, from time to time, in one or more offerings or series, up to $2,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the "securities." The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. This prospectus and the accompanying prospectus supplement concisely provide important information about us that you should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

              Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

              This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is October 28, 2011.

              You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement is accurate only as of the date on the front cover of this prospectus and the accompanying prospectus supplement, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

i

 ABOUT THIS PROSPECTUS

              This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $2,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and the prospectus supplement together with any exhibits and the additional information described under the headings "Available Information" and "Risk Factors" before you make an investment decision.

ii

PROSPECTUS SUMMARY

              This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and the "investment adviser" refer to Ares Capital Management LLC; "Ares Operations" and the "administrator" refer to Ares Operations LLC; and "Ares" refers to Ares Management LLC ("Ares Management") and its affiliated companies (other than portfolio companies of its affiliated funds).

              As described in more detail below, we consummated the acquisition (the "Allied Acquisition") of Allied Capital Corporation ("Allied Capital") on April 1, 2010. Other than as set forth in the pro forma financial information or otherwise specifically set forth herein, financial information presented herein for and as of periods ending on or prior to March 31, 2010 does not include any information in respect of Allied Capital. In addition, other than as set forth in the pro forma financial information or otherwise specifically set forth herein, financial information for the year ended December 31, 2010 and the six months ended June 30, 2010, including, without limitation, with respect to the Company's consolidated statements of operations, stockholders' equity and cash flows, only includes results attributable to Allied Capital for the period beginning on April 1, 2010.

 THE COMPANY

Overview

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $13 billion of total committed capital under management as of June 30, 2011, including available debt capacity (subject to leverage and borrowing base restrictions), vehicles directly or indirectly managed or co-managed by us or one of our wholly owned subsidiaries and vehicles managed or sub-managed by our wholly owned portfolio company, Ivy Hill Asset Management, L.P. ("IHAM").

              We are externally managed by our investment adviser, Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and a SEC registered investment adviser with approximately $41 billion of total committed capital under management as of June 30, 2011. Our administrator, a wholly owned subsidiary of Ares Management, provides the administrative services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger companies. In this prospectus, we generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              On April 1, 2010, we consummated the Allied Acquisition in an all stock merger whereby each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately

69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments have generally ranged between $20 million and $250 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow with our capital availability.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, which included equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of the assets that were acquired in the Allied Acquisition, particularly non-yielding equity investments, as well as lower or non-yielding debt investments and investments that may not be core to our investment strategy, and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity" for further information on the rotation of investments acquired as part of the Allied Acquisition.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount to third parties, such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market.

              The first and second lien senior loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not initially rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Ratings Services). We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms of Ares to provide us with attractive investments. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 13 years and its senior principals have an average of over 20 years experience investing in senior loans, high yield bonds, mezzanine debt and private equity securities. The Company has access to the Ares staff of approximately 170 investment professionals and approximately 145 administrative professionals who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations.

              Since our initial public offering on October 8, 2004 through June 30, 2011, our realized gains have exceeded our realized losses by $106.8 million (excluding the one-time gain on the Allied Acquisition and gains/losses from the extinguishment of debt and other assets). For this same time period, our portfolio exits have resulted in an aggregate cash flow realized internal rate of return to us of approximately 15% (based on original cash invested of $3.8 billion and total proceeds from such exits of $4.6 billion). Approximately 78% of the exits resulted in an aggregate cash flow internal rate of return to us of 10% or greater. Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These internal rate of return results are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in opportunistic investments in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies outside of the United States, entities that are operating pursuant to certain exceptions to the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for in the Investment Company Act.

              We and General Electric Capital Corporation and GE Global Sponsor Finance LLC (collectively, "GE") also co-invest through an unconsolidated vehicle, the Senior Secured Loan Fund LLC, which operates using the name "Senior Secured Loan Program" (the "SSLP"). The SSLP was initially formed in December 2007 to co-invest in "stretch senior" and "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies and, as of June 30, 2011, had approximately $5.1 billion of available capital, approximately $3.5 billion in aggregate principal amount of which was funded as of June 30, 2011. At June 30, 2011, we had agreed to make available to the SSLP approximately $1 billion, of which approximately $200 million was unfunded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by both an affiliate of GE and the Company.

              We also manage an unconsolidated fund, AGILE Fund I, LLC (the "AGILE Fund"), which had approximately $65.4 million of total committed capital under management as of June 30, 2011.

              In addition, our portfolio company, IHAM, manages 10 unconsolidated credit vehicles and sub-manages four other unconsolidated credit vehicles (such 14 vehicles managed or sub-managed by IHAM are collectively referred to as the "IHAM Vehicles"), which are described in more detail under "Business—Investments—Managed Vehicles" below. We have also made direct investments in securities of certain of these vehicles. As of June 30, 2011, IHAM had total committed capital under management of approximately $3.4 billion, which included approximately $0.4 billion invested by Ares Capital in IHAM or securities issued by the IHAM Vehicles.

About Ares

              Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $41 billion of total committed capital under management and over 380 employees as of June 30, 2011.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the origination, acquisition and management of senior loans, high yield bonds, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle-market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

              Ares is comprised of the following groups:

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  Private Debt Group. The Ares Private Debt Group manages Ares Capital, Ares Credit Strategies Fund II, L.P., Ares Credit Strategies Fund III, L.P. and Ares' private debt middle-market financing business in Europe, Ares Capital Europe ("ACE"), which together had approximately $15 billion of total committed capital under management as of June 30, 2011, including capital which may be committed for investment both directly and through certain financial services portfolio companies of the Company. The Ares Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt, which in some cases may include an equity component. The Ares Private Debt Group also makes equity investments in private middle-market companies, usually in conjunction with a concurrent debt investment.

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  Capital Markets Group. The Ares Capital Markets Group had approximately $20 billion of total committed capital under management as of June 30, 2011 through a variety of funds and investment vehicles, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

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  Private Equity Group. The Ares Private Equity Group had approximately $6 billion of total committed capital under management as of June 30, 2011, primarily through Ares Corporate Opportunities Fund L.P., Ares Corporate Opportunities Fund II, L.P. and Ares Corporate Opportunities Fund III, L.P. (collectively referred to as "ACOF"). ACOF generally makes private equity investments in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. In particular, the Ares Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and certain high net worth individuals investing in Ares' funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 55 U.S.-based investment professionals led by the senior partners of the Ares Private Debt Group: Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell

Goldstein, Michael Smith and Gordon Watters. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares has approximately 170 investment professionals covering current investments in more than 1,000 companies across over 30 industries. Ares Capital Management's investment committee has nine members, including the senior partners of the Ares Private Debt Group and senior partners in the Ares Capital Markets Group and the Ares Private Equity Group.

Recent Developments

              As of September 30, 2011, since June 30, 2011 we had made new investment commitments of $1.4 billion, of which $1.1 billion were funded. Of these new commitments, 65% were in first lien senior secured debt, 21% were in second lien senior secured debt, 10% were in equity securities, and 4% were in investments in subordinated certificates of the SSLP. Of the $1.4 billion of new investment commitments, 96% were floating rate and 4% were fixed rate. The weighted average yield of debt and income producing securities funded during the period at amortized cost was 10.0%. We may seek to syndicate a portion of these new investment commitments to third parties, although there can be no assurance that we will be able to do so.

              As of September 30, 2011, since June 30, 2011 we had exited $972 million of investments. Of these investments, 63% were in first lien senior secured debt, 16% were in senior subordinated debt, 12% were in second lien senior secured debt, 7% were in equity securities, and 2% were in collateralized loan obligations. Of the $972 million of exited investments, 79% were floating rate investments, 12% were fixed rate investments, 7% were non-interest bearing and 2% were on non-accrual status. The weighted average yield of debt and income producing securities exited or repaid during the period at amortized cost was 10.2%. On the $972 million of investments exited since June 30, 2011, we recognized total net realized gains of approximately $49 million. Included within the $972 million of investments exited since June 30, 2011 were $105 million of investments acquired as part of the Allied Acquisition. We recognized net realized losses of approximately $16 million on the investments exited that were acquired as part of the Allied Acquisition.

              In addition, as of September 30, 2011, we had an investment backlog and pipeline of $610 million and $105 million, respectively. We may syndicate a portion of these investments and commitments to third parties. The consummation of any of the investments in this backlog and pipeline depends upon, among other things: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. We cannot assure you that we will make any of these investments or that we will syndicate any portion of such investments and commitments.

              On October 13, 2011, we and Ares Capital CP entered into an amendment to the Revolving Funding Facility to, among other things, increase the amount of the Revolving Funding Facility from $400 million to $500 million.

              In October 2011, the total available capital for the SSLP was increased from $5.1 billion to $7.7 billion. In connection with this increase, GE and Ares Capital agreed to make available to the SSLP up to $6.2 billion and $1.5 billion, respectively.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies. Specifically:

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  We believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, commercial and investment banks are limited in their ability to underwrite and syndicate bank loans and high yield securities for middle-market issuers as they seek to build capital and reduce leverage, resulting in opportunities for alternative funding sources and therefore higher new-issue market opportunities.

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  We believe that there is a lack of market participants that are willing to not only underwrite but also hold loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without syndicating them is a competitive advantage.

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  We believe there is a large pool of uninvested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources, such as the Company.

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  A high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              As of June 30, 2011, Ares managed approximately $41 billion of total committed capital under management in the related asset classes of non-syndicated first and second lien senior loans, syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital. Specifically, the Ares platform provides the Company an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit the investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              Ares' senior professionals have an average of more than 20 years of experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. The investment professionals in the Ares Private Debt Group and members of our investment adviser's investment committee also have significant experience originating and investing across market cycles. As a result of Ares' extensive investment experience and the history of its seasoned management team, Ares has developed a strong reputation across U.S. and European capital markets. We believe that Ares' long history in the leveraged loan market and the extensive experience of its principals originating and investing across market cycles provides Ares Capital with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Experience and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Private Debt Group works closely with Ares' other investment professionals, who together currently oversee a portfolio of investments in over 1,000 companies across over 30 industries, and provide access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 21 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

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  businesses with strong franchises and sustainable competitive advantages;

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  industries with positive long-term dynamics that have performed through the credit cycle;

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  businesses and industries with cash flows that are dependable and predictable, including those that have strategic M&A value;

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  management teams with demonstrated track records and appropriate economic incentives;

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  rates of return commensurate with the perceived risks;

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  securities or investments that are structured with favorable terms and covenants; and

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  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 30 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

Flexible Transaction Structuring and Scale

              We believe that being one of the largest BDCs with approximately $13 billion of total committed capital under management as of June 30, 2011, including available debt capacity (subject to leverage and borrowing base restrictions), vehicles directly or indirectly managed or co-managed by us or one of our wholly owned subsidiaries and vehicles managed or sub-managed by certain financial services portfolio companies makes us a more desirable capital provider, especially in competitive markets. We are flexible in structuring investments, including the types of investments and the terms associated with such investments. Ares has extensive experience investing in a wide variety of structures for companies with a diverse set of terms and conditions. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the ability to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management, which is wholly owned by Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See "Business—Operating and Regulatory Structure" and "Regulation." We have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, or the "Code." See "Certain Material U.S. Federal Income Tax Considerations."

MARKET CONDITIONS

              Due to volatility in global markets, the availability of capital and access to capital markets has been limited over the last several years. As the global liquidity situation and market conditions evolve, we will continue to monitor and adjust our approach to funding accordingly. However, given the unprecedented nature of the recent volatility in the global markets and the uncertainty around the strength of the U.S. economic recovery, there can be no assurance that these activities will be successful. While levels of market disruption and volatility have improved, there can be no assurance that adverse market conditions will not repeat themselves. If they do, we could face materially higher financing costs. Consequently, our operating strategy could be materially and adversely affected. See "Risk Factors—Risks Relating to Our Business—Capital markets have recently been in a period of disruption and instability. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future have, a negative impact on our business and operations."

              In connection with prior depressed market conditions of the general economy, the stocks of BDCs as an industry have in the past traded at near historic lows as a result of concerns over liquidity, credit quality, leverage restrictions and distribution requirements. In some cases, certain BDCs became "forced sellers" of assets, defaulted on their indebtedness, decreased their distributions to stockholders or announced share repurchase programs. We cannot assure you that the market pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

ACQUISITION OPPORTUNITIES

              We believe the recent dislocation and illiquidity in the credit markets has increased the likelihood of further consolidation in our industry. To that end, we and our portfolio company IHAM are evaluating (and expect to continue to evaluate in the future) a number of potential strategic acquisition opportunities, including acquisitions of:

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  asset portfolios;

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  contracts to manage CLO vehicles and other investment vehicles;

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  other private and public finance companies or asset managers; and

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  selected secondary market assets.

              We and our portfolio company IHAM have been and from time to time engage in discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies. Some of these transactions could be material to our business and, if consummated, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, none of these discussions has progressed to the point where the consummation of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors (after having determined that such transaction is in the best interest of our stockholders), any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that definitive documentation for any such transaction would be executed or even if executed, that any such transaction will be consummated. In connection with evaluating potential strategic acquisition and investment transactions, we have, and may in the future, incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

LIQUIDITY

              As of June 30, 2011, our total consolidated indebtedness was $1.7 billion aggregate principal amount, approximately $1.2 billion aggregate principal amount of which was unsecured indebtedness of Ares Capital and approximately $0.5 billion of which was secured indebtedness of our wholly owned subsidiaries.

              As of June 30, 2011, of the $1.7 billion aggregate principal amount of total outstanding indebtedness: (i) no amounts were outstanding under our $810.0 million revolving credit facility (the "Revolving Credit Facility"), (ii) $348.7 million aggregate principal amount of our revolving funding facility of our wholly owned subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP") (the "Revolving Funding Facility" and, together with the Revolving Credit Facility, the "Facilities") were outstanding, (iii) $138.3 million aggregate principal amount of our CLO Notes (as defined below) were outstanding under our debt securitization (the "Debt Securitization"), (iv) $200.0 million aggregate principal amount of our 7.75% senior notes that mature on October 15, 2040 (the "2040 Notes") were outstanding, (v) $230.0 million aggregate principal amount of our 6.875% senior notes due on April 15, 2047 (the "2047 Notes" and, together with the 2040 Notes, the "Unsecured Notes") were outstanding, (vi) $575.0 million aggregate principal amount of our convertible senior unsecured notes that mature on February 1, 2016 (the "February 2016 Convertible Notes") were outstanding and (vii) $230.0 million aggregate principal amount of our convertible senior unsecured notes that mature on June 1, 2016 (the "June 2016 Convertible Notes" and, together with the February 2016 Convertible Notes, the "Convertible Notes") were outstanding.

              For more information on the Company's debt, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

RISK FACTORS

              Investing in Ares Capital involves risks. The following is a summary of certain risks that you should carefully consider before investing in our securities. In addition, see "Risk Factors" beginning on page 27 for a more detailed discussion of the factors you should carefully consider before deciding to invest in our securities.

Risks Relating to Our Business

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  Capital markets have recently been in a period of disruption and instability. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future have, a negative impact on our business and operations.

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  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

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  We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

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  Our financial condition and results of operations depend on our ability to manage future growth effectively.

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  We may be unable to realize the benefits anticipated by the Allied Acquisition or it may take longer than anticipated to achieve such benefits.

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  Our ability to grow depends on our ability to raise capital.

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  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

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  We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

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  In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

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  Our credit ratings may change and as a result the cost and flexibility under our debt instruments may change.

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  We operate in a highly competitive market for investment opportunities.

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  We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC.

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  We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

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  We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

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  We are exposed to risks associated with changes in interest rates.

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  Many of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable.

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  The lack of liquidity in our investments may adversely affect our business.

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  We may experience fluctuations in our quarterly results.

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  There are significant potential conflicts of interest that could impact our investment returns.

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  Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, such as the Dodd-Frank Act, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

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  Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

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  We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

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  We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted.

Risks Relating to Our Investments

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  Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

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  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

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  Investments in privately held middle-market companies involve significant risks.

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  Our debt investments may be risky and we could lose all or part of our investment.

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  Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

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  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

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  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

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  When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

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  Our portfolio companies may be highly leveraged.

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  Our investment adviser's incentive fee may induce it to make certain investments, including speculative investments.

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  Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments. We may also expose ourselves to risks if we engage in hedging transactions.

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  We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

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  The Allied Acquisition may have triggered certain "change of control" provisions and other restrictions in certain of our and Allied Capital's contracts and the failure to obtain any required consents or waivers could adversely impact us.

Risks Relating to Offerings Pursuant to this Prospectus

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  Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

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  There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

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  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

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  Investing in our common stock may involve an above average degree of risk.

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  The market price of our common stock may fluctuate significantly.

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  The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

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  Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

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  Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

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  Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

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  Our stockholders may experience dilution upon the conversion of the Convertible Notes.

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  Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

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  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

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  The trading market or market value of our publicly issued debt securities may fluctuate.

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  Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

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  Our credit ratings may not reflect all risks of an investment in our debt securities.

OUR CORPORATE INFORMATION

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

OFFERINGS

              We may offer, from time to time, in one or more offerings or series, up to $2,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus."

              At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting.

              We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

              Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes, among other things, (a) investing in portfolio companies in accordance with our investment objective and strategies and market conditions and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds."
Distributions	We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors. For more information, see "Price Range of Common Stock and Distributions."
Taxation	We have elected to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any income and gain that we distribute to our stockholders as dividends on a timely basis. Among other things, in order to maintain our RIC status, we must meet specified income source and asset diversification requirements and distribute annually generally an amount equal to at least 90% of our investment company taxable income, out of assets legally available for distribution. See "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC" and "Price Range of Common Stock and Distributions."
Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a cash dividend, then stockholders' dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash. Stockholders whose cash dividends are reinvested in additional shares of our common stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."
The NASDAQ Global Select Market symbol	"ARCC"
Anti-takeover provisions	Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Our Capital Stock."
Leverage	We borrow funds to make additional investments. We use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders, but it involves significant risks. See "Risk Factors," "Senior Securities" and "Regulation—Indebtedness and Senior Securities." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.
Management arrangements	Ares Capital Management serves as our investment adviser. Ares Operations serves as our administrator. For a description of Ares Capital Management, Ares Operations, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."
Available information	We are required to file periodic reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains this information.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid or to be paid by "you," "us," "the Company" or "Ares Capital," or that "we" will pay fees or expenses, stockholders will directly or indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid by us	—	(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	—	(4)

Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock)(5):
Management fees	2.25	%(6)
Incentive fees payable under investment advisory and management agreement (20% of pre-incentive fee net investment income and 20% of realized capital gains, subject to certain limitations)	2.11	%(7)
Interest payments on borrowed funds	3.77	%(8)
Other expenses	1.18	%(9)
Acquired fund fees and expenses	0.00	%(10)

Total annual expenses (estimated)	9.31	%(11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses."

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
"Consolidated net assets attributable to common stock" equals our average net assets for the six months ended June 30, 2011.

(6)
Our management fee is currently 1.5% of our total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts). For the purposes of this table, we have assumed that we maintain no cash or cash equivalents. The 2.25% reflected on the table is calculated on our average net assets (rather than our total assets). See "Management—Investment Advisory and Management Agreement."

(7)
This item represents our investment adviser's incentive fees based on annualizing actual amounts earned on our pre-incentive fee net investment income for the six months ended June 30, 2011 and assumes that the incentive fees earned at the end of the 2011 calendar year will be based on the actual cumulative realized capital gains computed net of cumulative realized capital losses and unrealized capital depreciation as of June 30, 2011. For purposes of this table, we have assumed that this fee will remain constant although it is based on Ares Capital's performance and will not be paid unless Ares Capital achieves certain goals. We expect to invest or otherwise utilize all of the net proceeds from securities registered under the registration statement of which this prospectus is a part pursuant to a particular prospectus supplement within three months of the date of the offering pursuant to such prospectus supplement and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of offerings pursuant to this prospectus. Since our initial public offering through June 30, 2011, the average quarterly incentive fee payable to our investment adviser has been approximately 0.57% of our weighted average net assets (2.27% on an annualized basis). For more detailed information about incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the year ended December 31, 2010 and the six months ended June 30, 2011.

  The incentive fee consists of two parts:

  The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 1.75% quarterly (7.0% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

  The second part, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

  We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period.

  These calculations will be adjusted for any share issuances or repurchases.

  "Incentive fees payable under investment advisory and management agreement" does not include an accrual (in accordance with GAAP) for a capital gains incentive fee of $24.6 million and $39.8 million for the three and six months ended June 30, 2011, respectively, because no capital gains incentive fee was payable under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Company Act or the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee (as defined below) plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future or that the amount accrued for will ultimately be paid.

  See "Management—Investment Advisory and Management Agreement."

(8)
"Interest payments on borrowed funds" represents an estimate of our annualized interest expenses based on actual interest and credit facility expenses incurred for the six months ended June 30, 2011. During the six months ended June 30, 2011, our average outstanding borrowings were $1,509.8 million and cash paid for interest expense was $38.4 million. We had outstanding borrowings of $1,722.0 million (with a carrying value of $1,620.1 million) at June 30, 2011. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The prospectus supplement related to the offering of any debt securities pursuant to this prospectus will calculate this item based on the effects of our borrowings and interest costs after the issuance of such debt securities. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors' and our investment adviser's assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us."

(9)
Includes our overhead expenses, including payments under our administration agreement (as defined below), based on our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, and income taxes. Such expenses are estimates based on annualized "Other expenses" for the six months ended June 30, 2011. The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses. See "Management—Administration Agreement."

(10)
The Company's stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act ("Acquired Funds") in which the Company invests. This amount includes the fees and expenses of Acquired Funds in which the Company is invested as of June 30, 2011. Certain of these Acquired Funds are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses are based on historic fees and expenses for the Acquired Funds. For those Acquired Funds with little or no operating history, fees and expenses are based on expected fees and expenses stated in the Acquired Funds' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these Acquired Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Acquired Funds, which may fluctuate over time. The amount of the Company's average net assets used in calculating this percentage was based on average monthly net assets of $3.1 billion for the six months ended June 30, 2011.

(11)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return(1)	$74	$216	$352	$664

(1)
The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses you would pay, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $84; 3 years, $245; 5 years, $396; and 10 years, $739. However, cash payment of the capital incentive fee would be deferred if, during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) was less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

              The following selected financial and other data as of and for the years ended December 31, 2010, 2009, 2008, 2007 and 2006 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus. The selected financial and other data for the six months ended June 30, 2011 and other quarterly financial information are derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the six months ended June 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus or the accompanying prospectus supplement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Six Months Ended June 30, 2011 and
As of and For the Years Ended December 31, 2010, 2009, 2008, 2007 and 2006
(dollar amounts in millions, except per share data)

	As of and For the Six Months Ended June 30, 2011	As of and the Year Ended December 31, 2010	As of and For the Year Ended December 31, 2009	As of and For the Year Ended December 31, 2008	As of and For the Year Ended December 31, 2007	As of and For the Year Ended December 31, 2006
Total Investment Income	$280.0	$483.4	$245.3	$240.4	$188.9	$120.0
Total Expenses	184.5	262.2	111.3	113.2	94.8	58.4

Net Investment Income Before Income Taxes	95.5	221.2	134.0	127.2	94.1	61.6

Income Tax Expense (Benefit), Including Excise Tax	3.9	5.4	0.6	0.2	(0.8)	4.9

Net Investment Income	91.6	215.8	133.4	127.0	94.9	56.7

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies, Extinguishment of Debt and Other Assets	69.1	280.1	69.3	(266.5)	(4.1)	13.0

Gain on the Allied Acquisition	—	195.9	—	—	—	—

Net Increase (Decrease) in Stockholders' Equity Resulting from Operations	$160.7	$691.8	$202.7	$(139.5)	$90.8	$69.7

Per Share Data:
Net Increase (Decrease) in Stockholder's Equity Resulting from Operations:
Basic(1)	$0.79	$3.91	$1.99	$(1.56)	$1.34	$1.58
Diluted(1)	$0.79	$3.91	$1.99	$(1.56)	$1.34	$1.58
Cash Dividend Declared	$0.70	$1.40	$1.47	$1.68	$1.66	$1.64
Net Asset Value	$15.28	$14.92	$11.44	$11.27	$15.47	$15.17
Total Assets	$4,911.5	$4,562.5	$2,313.5	$2,091.3	$1,829.4	$1,348.0
Total Debt (Carrying Value)	$1,620.1	$1,378.5	$969.5	$908.8	$681.5	$482.0
Total Debt (Principal Value)	$1,722.0	$1,435.1	$969.5	$908.8	$681.5	$482.0
Total Stockholders' Equity	$3,134.3	$3,050.5	$1,257.9	$1,094.9	$1,124.6	$789.4
Other Data:
Number of Portfolio Companies at Period End(2)	148	170	95	91	78	60
Principal Amount of Investments Purchased	$1,212.7	$1,583.9	$575.0	$925.9	$1,251.3	$1,087.5
Principal Amount of Investments Acquired as part of the Allied Acquisition	$—	$1,833.8	$—	$—	$—	$—
Principal Amount of Investments Sold and Repayments	$945.6	$1,555.1	$515.2	$485.3	$718.7	$430.0
Total Return Based on Market Value(3)	1.8%	43.6%	119.9%	(45.3)%	(14.8)%	29.1%
Total Return Based on Net Asset Value(4)	5.3%	31.6%	17.8%	(11.2)%	9.0%	10.7%
Weighted Average Yield of Debt and Income Producing Securities at Fair Value(5):	12.4%	12.9%	12.7%	12.8%	11.7%	12.0%
Weighted Average Yield of Debt and Income Producing Securities at Amortized Cost(5):	12.5%	13.2%	12.1%	11.7%	11.6%	11.6%

(1)
In accordance with Accounting Standards Codification ("ASC") 260-10 (previously Statement of Financial Accounting Standards ("SFAS") No. 128, Earnings Per Share), the weighted average shares of common stock outstanding used in computing basic and diluted earnings per common share have been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that we issued to stockholders of record as of March 24, 2008 in connection with a rights offering.

(2)
Includes commitments to portfolio companies for which funding had yet to occur.

(3)
Total return based on market value for the six months ended June 30, 2011 equals the decrease of the ending market value at June 30, 2011 of $16.07 per share over the ending market value at December 31, 2010 of $16.48 per share plus the declared dividends of $0.70 per share for the six months ended June 30, 2011. Total return based on market value for the year ended December 31, 2010 equals the increase of the ending market value at December 31, 2010 of $16.48 per share over the ending market value at December 31, 2009 of $12.45 per share plus the declared dividends of $1.40 per share for the year ended December 31, 2010. Total return based on market value for the year ended December 31, 2009 equals the increase of the ending market value at December 31, 2009 of $12.45 per share over the ending market value at December 31, 2008 of $6.33 per share plus the declared dividends of $1.47 per share for the year ended December 31, 2009. Total return based on market value for the year ended December 31, 2008 equals the decrease of the ending market value at December 31, 2008 of $6.33 per share from the ending market value at December 31, 2007 of $14.63 per share plus the declared dividends of $1.68 per share for the year ended December 31, 2008. Total return based on market value for the year ended December 31, 2007 equals the decrease of the ending market value at December 31, 2007 of $14.63 per share from the ending market value at December 31, 2006 of $19.11 per share plus the declared dividends of $1.66 per share for the year ended December 31, 2007. Total return based on market value for the year ended December 31, 2006 equals the increase of the ending market value at December 31, 2006 of $19.11 per share over the ending market value at December 31, 2005 of $16.07 per share plus the declared dividends of $1.64 per share for the year ended December 31, 2006. Total return based on market value is not annualized.

(4)
Total return based on net asset value for the six months ended June 30, 2011 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $0.70 per share for the six months ended June 30, 2011, divided by the beginning asset value. Total return based on net asset value for the year ended December 31, 2010 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.40 per share for the year ended December 31, 2010, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2009 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.47 per share for the year ended December 31, 2009, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2008 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2007 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.66 per share for the year ended December 31, 2007, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2006 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.64 per share for the year ended December 31, 2006, divided by the beginning net asset value. Total return based on net asset value is not annualized.

(5)
Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, divided by (b) total debt and income producing securities at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, divided by (b) total income producing securities and debt at amortized cost included in such securities.

SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

	2011
	Q2	Q1
Total investment income	$144,307	$135,691
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$85,509	$95,494
Incentive compensation	$41,746	$47,671
Net investment income before net realized and unrealized gains	$43,763	$47,823
Net realized and unrealized gains (losses)	$(6,840)	$75,943
Net increase in stockholders' equity resulting from operations	$36,923	$123,766
Basic and diluted earnings per common share	$0.18	$0.61
Net asset value per share as of the end of the quarter	$15.28	$15.45

	2010
	Q4	Q3	Q2		Q1
Total investment income	$157,170	$138,126	$121,590		$66,510
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$99,323	$89,025	$64,514		$39,849
Incentive compensation	$35,973	$17,805	$14,973		$8,144
Net investment income before net realized and unrealized gains (losses)	$63,350	$71,220	$49,541		$31,705
Net realized and unrealized gains (losses)	$93,538	$57,157	$280,613	(1)	$44,710
Net increase in stockholders' equity resulting from operations	$156,888	$128,377	$330,154		$76,415
Basic and diluted earnings per common share	$0.79	$0.67	$1.73		$0.61
Net asset value per share as of the end of the quarter	$14.92	$14.43	$14.11		$11.78

(1)
Includes gain on the Allied Acquisition of $195,876.

	2009
	Q4	Q3	Q2	Q1
Total investment income	$69,264	$60,881	$59,111	$56,016
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$47,920	$41,133	$39,935	$37,750
Incentive compensation	$9,568	$8,227	$7,987	$7,550
Net investment income before net realized and unrealized gains (losses)	$38,352	$32,906	$31,948	$30,200
Net realized and unrealized gains (losses)	$31,278	$30,370	$2,805	$4,834
Net increase in stockholders' equity resulting from operations	$69,630	$63,276	$34,753	$35,034
Basic and diluted earnings per common share	$0.64	$0.62	$0.36	$0.36
Net asset value per share as of the end of the quarter	$11.44	$11.16	$11.21	$11.20

	2008
	Q4	Q3	Q2	Q1
Total investment income	$62,723	$62,067	$63,464	$52,207
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$40,173	$41,025	$45,076	$32,466
Incentive compensation	$8,035	$8,205	$9,015	$6,493
Net investment income before net realized and unrealized gains (losses)	$32,138	$32,820	$36,061	$25,973
Net realized and unrealized gains (losses)	$(142,638)	$(74,213)	$(32,789)	$(16,807)
Net (decrease) increase in stockholders' equity resulting from operations	$(110,500)	$(41,393)	$3,272	$9,166
Basic and diluted (loss) earnings per common share	$(1.14)	$(0.43)	$0.04	$0.12
Net asset value per share as of the end of the quarter	$11.27	$12.83	$13.67	$15.17

UNAUDITED SELECTED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

              The following table sets forth the unaudited pro forma condensed consolidated statement of operations for Ares Capital and Allied Capital as a consolidated entity. The unaudited pro forma condensed consolidated operating data for the year ended December 31, 2010 is presented as if the Allied Acquisition had been completed on January 1, 2010. In the opinion of management, all adjustments necessary to reflect the effect of this transaction have been made. The Allied Acquisition was accounted for under the acquisition method of accounting as provided by ASC 805-10 (previously SFAS No. 141(R)), Business Combinations ("ASC 805-10").

              The unaudited pro forma condensed consolidated statement of operations should be read together with the respective historical audited and unaudited consolidated financial statements of Allied Capital and Ares Capital, and the notes thereto, included elsewhere in this prospectus or the accompanying prospectus supplement. The unaudited pro forma condensed consolidated statement of operations is presented for comparative purposes only and does not necessarily indicate the future operating results of Ares Capital following the completion of the Allied Acquisition. The unaudited pro forma condensed consolidated statement of operations does not include adjustments to reflect any cost savings or other operational efficiencies that may be realized as a result of the Allied Acquisition or any future merger related restructuring or integration expenses.

              The following should be read in connection with the section entitled "Unaudited Pro Forma Condensed Consolidated Statement of Operations" and other information included in this prospectus and the accompanying prospectus supplement.

              See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Allied Acquisition" for a description of the terms of the Allied Acquisition and "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition or it may take longer than anticipated to achieve such benefits" for a description of certain risks associated with the Allied Acquisition.

(dollar amounts in thousands, except per share data and as otherwise indicated)

For the Year Ended December 31, 2010
Total Investment Income	$537,488
Total Expenses	291,912

Net Investment Income Before Income Taxes	245,576
Income Tax Expense	6,594

Net Investment Income	238,982

Net Realized and Unrealized Gains on Investments, Foreign Currencies, Acquisitions Extinguishment of Debt and Sale of Other Assets	246,879

Net Increase in Stockholders' Equity Resulting from Operations	$485,861

UNAUDITED PRO FORMA PER SHARE DATA

              The following selected unaudited combined pro forma per share information for the year ended December 31, 2010 reflects the Allied Acquisition and related transactions as if they had occurred on January 1, 2010.

              Such unaudited pro forma combined per share information is based on the historical financial statements of Ares Capital and Allied Capital and on publicly available information and certain assumptions and adjustments as discussed in the section entitled "Unaudited Pro Forma Condensed Consolidated Statement of Operations." This unaudited pro forma combined per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results of Ares Capital or Allied Capital would have been had the Allied Acquisition and related transactions been completed at the beginning of the period indicated, nor are they necessarily indicative of any future operating results.

              The following should be read in connection with the section entitled "Unaudited Pro Forma Condensed Consolidated Statement of Operations" and other information included in this prospectus and the accompanying prospectus supplement.

              See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Allied Acquisition" for a description of the terms of the Allied Acquisition and "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition or it may take longer than anticipated to achieve such benefits" for a description of certain risks associated with the Allied Acquisition.

	For the Year Ended December 31, 2010
	Ares Capital	Allied Capital	Pro forma Combined— Ares Capital	Per Equivalent Allied Capital Share(2)
Net Increase (Decrease) in Stockholders' Equity Resulting from Operations:
Basic	$3.91	$(0.20)	$2.54	$0.83
Diluted	$3.91	$(0.20)	$2.54	$0.83
Cash Dividends Declared(1)	$1.40	$0.20	$1.40	$0.46

(1)
The cash dividends declared per share represent the actual dividends declared per share for the period presented. The pro forma combined dividends declared is the dividends per share as declared by Ares Capital.

(2)
The Allied Capital equivalent pro forma per share amount is calculated by multiplying the pro forma combined share amounts by the common stock exchange ratio of 0.325.

RISK FACTORS

              Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the net asset value of our common stock and the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

Capital markets have recently been in a period of disruption and instability. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future have, a negative impact on our business and operations.

              Beginning in 2007, the U.S. capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have improved from the beginning of the disruption, there have been recent periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse market conditions return, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

              Moreover, the re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business.

              Given the recent extreme volatility and dislocation in the capital markets, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. At times during the recent significant changes in the capital markets, our ability to raise capital was affected and consequently the pace of our investment activity had slowed. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse impact on our business, financial condition or results of operations.

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

              If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

              We depend on the diligence, skill and network of business contacts of certain key personnel of the Ares Private Debt Group. We also depend, to a significant extent, on access to the investment professionals of other groups within Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success depends on the continued service of the key personnel of the Ares Private Debt Group. The departure of any of these individuals, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our investment adviser's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser's investment committee have substantial responsibilities in connection with their roles at Ares and with the other Ares funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that we will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

              In addition, as we grow, we may open up new offices in new geographic regions that may increase our direct operating expenses without corresponding revenue growth.

We may be unable to realize the benefits anticipated by the Allied Acquisition or it may take longer than anticipated to achieve such benefits.

              On April 1, 2010, we consummated the Allied Acquisition. The realization of certain benefits anticipated as a result of the Allied Acquisition will depend in part on the continued integration of Allied Capital's investment portfolio and business with our investment portfolio and business. The dedication of management resources to the legacy Allied Capital portfolio may detract attention from our day-to-day business, including new origination activity, and there can be no assurance that there will not be material adverse consequences to our business, financial condition and results of operations.

              Further, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have traditionally made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of the assets that were acquired in the Allied Acquisition, particularly non-yielding equity investments, as well as lower or non-yielding debt investments and investments that may not be core to our investment strategy, and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity" for further information on the rotation and repositioning of investments acquired as part of the Allied Acquisition.

Our ability to grow depends on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments. We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income (as defined by the Code), and, as a result, such distributions will not be available to fund investment originations. We must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

              In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as "senior securities," such that our asset coverage, as defined in the Investment Company Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to maintain our current Facilities, obtain other lines of credit or issue senior securities at all or on terms acceptable to us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

              We may issue senior securities or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after each such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. In addition, our inability to satisfy this test could cause an event of default under our existing indebtedness. If we cannot satisfy this test, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of June 30, 2011, our asset coverage for senior securities was 293%.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. Any such sale would be dilutive to the net asset value per share of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

              At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting.

              To generate cash for funding new investments, we have also securitized, and may in the future seek to securitize, our loans. To securitize loans, we may create a separate, wholly owned subsidiary and contribute or sell a pool of loans to such subsidiary (or one of its subsidiaries). Such subsidiary may then sell equity, issue debt or sell interests in the pool of loans, on a limited-recourse basis, the payments on which are generally limited to the pool of loans and the proceeds therefrom. We may also retain a portion of the equity interests in the securitized pool of loans. Any retained equity would be exposed to losses on the related pool of loans before any of the related debt securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy. The securitization market is subject to changing market conditions (including the recent, unprecedented dislocation of the securitization and finance markets generally) and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests may be those that are riskier and more apt to generate losses. The Investment Company Act may also impose restrictions on the structure of any securitization.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

              Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under our Facilities and have issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our common stock to increase more sharply than it would have had we not incurred leverage.

              Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make common stock dividend payments. There can be no assurance that a leveraging strategy will be successful.

              As of June 30, 2011, we had $348.7 million of outstanding borrowings under our Facilities, $138.3 million in aggregate principal amount outstanding of our CLO Notes (excluding the Retained Notes (as defined below)), $430 million in aggregate principal amount outstanding of the Unsecured Notes and $805.0 million in aggregate principal amount outstanding of our Convertible Notes. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2011 total assets of at least 1.8%. The weighted average stated interest rate charged on our borrowings as of June 30, 2011 was 5.1%. We intend to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or issue additional debt securities or other evidences of indebtedness (although there can be no assurance that we will be successful in doing so). Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

              Our Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew our Facilities or to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition or results of operations.

              The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the weighted average stated interest rate of 5.1% as of June 30, 2011, together with (a) our total value of net assets as of June 30, 2011; (b) $1,722.0 million of principal indebtedness outstanding as of June 30, 2011 and (c) hypothetical annual returns on our portfolio of minus 15% to plus 15%.

Assumed Return on Portfolio (Net of Expenses)(1)	-15%	-10%	-5%	0%	5%	10%	15%
Corresponding Return to Common Stockholders(2)	-26.29%	-18.45%	-10.62%	-2.78%	5.05%	12.89%	20.72%

(1)
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulation, this table is calculated as of June 30, 2011. As a result, it has not been updated to take into account any changes in assets since June 30, 2011.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at June 30, 2011 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 5.1% by the $1,722.0 million of principal debt) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of June 30, 2011 to determine the "Corresponding Return to Common Stockholders."

In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

              The agreements governing the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes require us to comply with certain financial and operational covenants. These covenants include:

  •
  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

  •
  restrictions on our ability to incur liens; and

  •
  maintenance of a minimum level of stockholders' equity.

              As of the date of this prospectus, we are in compliance in all material respects with the covenants of the Facilities, the CLO Notes, the Unsecured Notes and the Convertible Notes. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, net unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders' equity.

              Accordingly, although we believe we will continue to be in compliance, there are no assurances that we will continue to comply with the covenants in the Facilities, the Debt Securitization, the Unsecured Notes and the Convertible Notes. Failure to comply with these covenants could result in a default under the Facilities, the Debt Securitization, the Unsecured Notes or the Convertible Notes that, if we were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.

Our credit ratings may change and as a result the cost and flexibility under our debt instruments may change.

              As of June 30, 2011, we had a long-term counterparty credit rating from Standard & Poor's Ratings Services of "BBB," a long-term issuer default rating from Fitch Ratings of "BBB" and a long-term issuer rating from Moody's Investors Service of "Ba1." Interest expense on our Revolving Credit Facility and the Revolving Funding Facility is based on a pricing grid that fluctuates depending on our credit ratings. There can be no assurance that our ratings will be maintained. If our ratings are downgraded, our cost of borrowing will increase.

              In addition, if the ratings of our CLO Notes are downgraded, our ability to engage in certain transactions in respect of the investments held in the Debt Securitization, among other things, may under certain circumstances be restricted and certain principal proceeds may under certain circumstances be required to be used to further reduce the outstanding principal balance of the CLO Notes. There can be no assurance that the CLO Notes ratings will be maintained.

              In addition, ratings agencies are required to make substantial changes to their ratings policies and practices as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which President Obama signed into law on July 21, 2010. There can be no assurance that such changes will not affect our ratings.

We operate in a highly competitive market for investment opportunities.

              A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

              We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business—Competitive Advantages."

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC.

              We have elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on our income and gain that we distribute to our stockholders as dividends on a timely basis. To qualify as a RIC, we must meet certain income source, asset diversification and annual distribution requirements (and will pay corporate-level U.S. federal income tax on any undistributed income). We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

              We will satisfy the Annual Distribution Requirement (as defined below) for a RIC if we distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income (as defined by the Code) for each year. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

Because we must make distributions to our stockholders as described above, such amounts, to the extent a stockholder is not participating in our dividend reinvestment plan, will not be available to fund investment originations. We will be subject to corporate-level U.S. federal income tax on any undistributed income and/or gain.

              To qualify as a RIC, we must also meet certain annual income source requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we have qualified or will continue to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to regular "C" corporation income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. The recently enacted "Regulated Investment Company Modernization Act of 2010," which is effective for 2011 and later tax years, provides some relief from RIC disqualification due to failures of the income source and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the income source or asset diversification requirements.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

              For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind ("PIK") interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions or cancellation of indebtedness income resulting from a restructuring of an investment in debt securities.

              Since, in certain cases, we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income (as defined by the Code) to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level taxes. Such a failure would have a material adverse effect on us and on our stockholders. See "Certain Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

              Because preferred stock is another form of leverage and the dividends on any preferred stock we issue must be cumulative, preferred stock has the same risks to our common stockholders as borrowings. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

We are exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objective and rate of return on invested capital. Because we borrow money and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. In the past, we have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may do so again in the future. In addition, we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

              Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our shares. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Many of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable.

              A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period. The valuation process is conducted at the end of each fiscal quarter, with a minimum of 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. However, we may use additional independent valuation firms to review the value of our investments more frequently, including in connection with the occurrence of significant events or changes in value affecting a particular investment. In addition, our independent accountants review our valuation process as part of their overall integrated audit. The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize. Our net asset value per share could be adversely affected if our determinations regarding the fair value of these investments are materially higher than the values that we realize upon disposition of such investments.

The lack of liquidity in our investments may adversely affect our business.

              As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

              Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders' best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Certain members of our investment adviser's investment committee have significant responsibilities for other Ares funds. For example, Messrs. Ressler and Rosenthal are required to devote a substantial majority of their business time to the affairs of ACOF. Similarly, although the professional staff of our investment adviser will devote as much time to the management of the Company as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among the Company, on the one hand, and investment vehicles managed by Ares or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to the business of the Company but will instead be allocated between the business of the Company and the management of these other investment vehicles. However, Ares believes that the efforts of such individuals are synergistic with and beneficial to the affairs of Ares Capital, ACOF and these other investment vehicles managed by Ares or its affiliates.

              In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Ares Capital. Consequently, we, on the one hand, and these other entities, may from time to time pursue the same or similar capital and investment opportunities. Our investment adviser endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares. In addition, there may be conflicts in the allocation of investment opportunities among us and the funds managed by us or one or more of our controlled affiliates, or among the funds they manage. We may or may not participate in investments made by funds managed by us or one or more of our controlled affiliates.

              We have from time to time sold assets to certain of the IHAM Vehicles and, as part of our investment strategy, we may offer to sell additional assets to vehicles managed by us and/or one or more of our controlled affiliates (including IHAM) or we may purchase assets from vehicles managed by us and/or one or more of our controlled affiliates. In addition, vehicles managed by us or one or more of our controlled affiliates (including IHAM) may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there may be an inherent conflict of interest in such transactions between us and funds managed by us or one of our controlled affiliates.

              We pay management and incentive fees to our investment adviser, and reimburse our investment adviser for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve if distributions were made on a gross basis.

              Our investment adviser's management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and, consequently, our investment adviser may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness or to make future investments.

              The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

              Our investment advisory and management agreement renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our independent directors (as defined below). However, both we and our investment adviser have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. See "Management—Investment Advisory and Management Agreement." While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

              We are party to an administration agreement (as defined below), with our administrator, Ares Operations, a wholly owned subsidiary of Ares, pursuant to which our administrator furnishes us with administrative services and we pay our administrator at cost our allocable portion of overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, secretary and treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, our administrator provides IHAM with administrative services and IHAM reimburses our administrator for all of the actual costs associated with such services, including its allocable portion of our administrator's overhead and the cost of our administrator's officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with our investment adviser, pursuant to which our investment adviser provided similar services.

              We recently entered into a new office lease that will expire in February 2026 pursuant to which we are leasing office facilities from a third party and began paying rent in May 2011. We also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM will sublease approximately 15% and 20%, respectively, of the new office space, for a fixed rent equal to 15% and 20%, respectively, of the basic annual rent payable by us under the new office lease, plus certain additional costs and expenses.

              As a result of the arrangements described above, there may be times when the management team of Ares (including those members of management focused primarily on managing Ares Capital) has interests that differ from those of our stockholders, giving rise to a conflict.

              Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of dispositions of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of the Company and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, such as the Dodd-Frank Act, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. In particular, Title IV of the Dodd-Frank Act, the Private Fund Investment Advisers Registration Act of 2010 (the "Advisers

Registration Act"), becomes effective one year after the date of enactment and eliminates the "private adviser exemption" from SEC registration currently contained in Section 203(b)(3) of the Advisers Act. This provision exempted from registration investment advisers who do not hold themselves out to the public as investment advisers and have fewer than 15 clients. As a result, many investment advisers to private funds (with some exceptions) will be required to register with the SEC and will become subject to substantial regulatory reporting and recordkeeping requirements regarding the private funds they advise. Consequently, the Advisers Registration Act will likely require our wholly owned portfolio company, IHAM, to register as an investment adviser under the Advisers Act. This would require IHAM to comply with the regulatory restrictions and obligations imposed on registered investment advisers generally. In addition, as a BDC, we are currently restricted in our ability to invest in a registered investment adviser.

              We are seeking relief from the SEC to enable us to continue to invest in IHAM following any registration by IHAM as a registered investment adviser; however, there can be no assurance that such relief will be granted. If we are not able to obtain such relief, we may not be able to make future investments in IHAM, which could harm IHAM's business and the performance of our investment in IHAM or we may be forced to dispose of our interests in IHAM at a time we would not consider to be advantageous.

              While the impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

              Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment advisory and management agreement, our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of our investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Relating to Our Investments—Our investment adviser's incentive fee may induce it to make certain investments, including speculative investments."

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

              Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

              Under the investment advisory and management agreement, we will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under the investment advisory and management agreement.

              If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default on the obligation that resulted in the accrual of such income.

We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted.

              We cannot assure you that Ares Capital will replicate Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Ares managed funds.

              Further, we and certain of our controlled affiliates are prohibited under the Investment Company Act from knowingly participating in certain transactions with our upstream affiliates, or our investment adviser and its affiliates, without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our upstream affiliate for purposes of the Investment Company Act and we are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The Investment Company Act also prohibits "joint" transactions with an upstream affiliate, or our investment adviser or its affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. In addition, we and certain of our controlled affiliates are prohibited from buying or selling any security from or to, or entering into joint transactions with, our investment adviser and its affiliates, or any person who owns more than 25% of our voting securities or is otherwise deemed to control, be controlled by, or be under common control with us, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

              We have applied for an exemptive order from the SEC that would permit us and certain of our controlled affiliates to co-invest with funds managed by Ares. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we or our controlled affiliates will be permitted to co-invest with funds managed by Ares, other than in the limited circumstances currently permitted by regulatory guidance or in the absence of a joint transaction.

RISKS RELATING TO OUR INVESTMENTS

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

              As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              Many of our portfolio companies may be susceptible to economic downturns or recessions (including the recent economic downturn that began in 2007) and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. We experienced to some extent such effects during the recent economic downturn and may experience such effects again in any future downturn or recession.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Investments in privately held middle-market companies involve significant risks.

              We primarily invest in privately held U.S. middle-market companies. Investments in privately held middle-market companies involve a number of significant risks, including the following:

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  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  there is generally little public information about these companies. These companies and their financial information are not subject to the Securities Exchange Act of 1934 (the "Exchange Act") and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

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  they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

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  they may have difficulty accessing the capital markets to meet future capital needs.

Our debt investments may be risky and we could lose all or part of our investment.

              The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Ratings Services). Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. We also invest in assets other than first and second lien and mezzanine debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.

              In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates. Also, such debt could subject us to phantom income, and since we generally do not receive any cash prior to maturity of the debt, the investment is of greater risk.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

              We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns and in recent years has significantly under performed relative to fixed income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

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  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

              There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

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  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

              Additionally, when we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

              We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Ares Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Ares Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

              As a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have traditionally made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of these investments and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt or other investments. However, there can be no assurance that this strategy will be successful.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

              The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

              When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

              Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investment adviser's incentive fee may induce it to make certain investments, including speculative investments.

              The incentive fee payable by us to Ares Capital Management may create an incentive for Ares Capital Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock and the holders of securities convertible into our common stock. In addition, our investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

              The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on such accrued interest that we never actually receive.

              Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses. In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments. We may also expose ourselves to risks if we engage in hedging transactions.

              Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

              We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

              Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also "Risk Factors—Risk Relating to Our Business—We are exposed to risks associated with changes in interest rates."

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

              We may initially invest a portion of the net proceeds of offerings primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

The Allied Acquisition may have triggered certain "change of control" provisions and other restrictions in certain of our and Allied Capital's contracts and the failure to obtain any required consents or waivers could adversely impact us.

              Certain agreements of Allied Capital and Ares Capital or their controlled affiliates may have required a consent, amendment or waiver of one or more counterparties in connection with the Allied Acquisition. Our failure to have obtained any such consent, amendment or waiver may permit such counterparties to terminate, or otherwise increase their rights or our obligations under, any such agreement because the Allied Acquisition may have violated an anti-assignment, change of control or other provision. As a result, we may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. We cannot assure you that we will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all.

RISKS RELATING TO OFFERINGS PURSUANT TO THIS PROSPECTUS

Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

              Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of our common stock will trade at, above, or below net asset value. In the recent past, including during much of 2009, the stocks of BDCs as an industry, including at times shares of our common stock, traded below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting.

There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

              In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Price Range of Common Stock and Distributions."

              The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

              The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the Investment Company Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the "Control Share Acquisition Act") acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

              We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our common stock may involve an above average degree of risk.

              The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

              The capital and credit markets have experienced a period of extreme volatility and disruption that began in 2007. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  price and volume fluctuations in the overall stock market from time to time;

  •
  changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

  •
  loss of our RIC status;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of Ares Capital Management's key personnel;

  •
  operating performance of companies comparable to us;

  •
  short-selling pressure with respect to shares of our common stock or BDCs generally;

  •
  future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Notes;

  •
  uncertainty surrounding the strength of the U.S. economic recovery;

  •
  concerns regarding U.S. and European sovereign debt;

  •
  general economic trends (including inflationary concerns) and other external factors (including the U.S. budget deficit); and

  •
  loss of a major funding source.

              In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

              At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting.

              In addition, at our 2009 annual stockholders meeting, our stockholders approved a proposal authorizing us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of our then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the greater of the market value per share and the net asset value per share of our common stock). The authorization granted to sell or issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration.

              Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders' best interests.

              If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

              In addition, if we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

              Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

              In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

              In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock" and "Sales of Common Stock Below Net Asset Value."

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

              We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

              All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Notes.

              The February 2016 Convertible Notes are convertible into shares of our common stock beginning August 15, 2015 or, under certain circumstances, earlier and the June 2016 Convertible Notes are convertible into shares of our common stock beginning on December 15, 2015, or, under certain circumstances, earlier. Upon conversion of the Convertible Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the February 2016 Convertible Notes is approximately $19.13 per share of common stock and the current conversion price of the June 2016 Convertible Notes is approximately $19.04, in each case subject to adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

              In order to satisfy the Annual Distribution Requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the fair market value of the dividend on the date a stockholder received it in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

              Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of our Convertible Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The trading market or market value of our publicly issued debt securities may fluctuate.

              Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

  •
  the time remaining to the maturity of these debt securities;

  •
  the outstanding principal amount of debt securities with terms identical to these debt securities;

  •
  the ratings assigned by national statistical ratings agencies;

  •
  the general economic environment;

  •
  the supply of debt securities trading in the secondary market, if any;

  •
  the redemption or repayment features, if any, of these debt securities;

  •
  the level, direction and volatility of market interest rates generally; and

  •
  market rates of interest higher or lower than rates borne by the debt securities.

              You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

              If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

              Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets on our business;

  •
  the impact of fluctuations in interest rates on our business;

  •
  the impact of changes in laws or regulations (including interpretation thereof) governing our operations or the operations of our portfolio companies;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to successfully integrate our business with the business of Allied Capital, including rotating out of certain investments acquired in connection therewith;

  •
  our ability to recover unrealized losses;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

  •
  our contractual arrangements and relationships with third parties;

  •
  Middle East turmoil and the potential for rising energy prices and its impact on the industries in which we invest;

  •
  the general economy (including inflation and the U.S. budget deficit) and its impact on the industries in which we invest;

  •
  the uncertainty surrounding the strength of the U.S. economic recovery;

  •
  United States and European sovereign debt issues;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully integrate any acquisitions;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus.

              The forward-looking statements included in this prospectus have been based on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

              The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Exchange Act.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2010
Unaudited
(in thousands, except per share data)

	Actual Ares Capital	Actual Allied Capital	Pro Forma Adjustments		Ares Capital Pro Forma Combined
Performance Data:
Interest and dividend income	$407,997	$49,461	$—	(A)*	$457,458
Fees and other income	75,399	4,631	—		80,030

Total investment income	483,396	54,092	—		537,488
Interest and credit facility fees	79,347	23,605	—	(B)	102,952
Base management fees	51,998	—	7,876	(C)	59,874
Incentive management fees	76,895	—	—	(D)	76,895
Other expenses	53,948	31,357	(33,114	)(E)	52,191

Total expenses	262,188	54,962	(25,238)		291,912
Net investment income before taxes	221,208	(870)	25,238		245,576

Income taxes	5,392	1,202	—		6,594

Net investment income after taxes	215,816	(2,072)	—		238,982

Net realized gains (losses)	45,478	(71,532)	—		(26,054)
Net unrealized gains (losses)	230,743	40,277	—		271,020

Net realized and unrealized gains (losses)	276,221	(31,255)	—		244,966
Gain on the Allied Acquisition	195,876	—	(195,876)		—
Gain on extinguishment of debt	—	4,964	—		4,964
Loss on extinguishment of debt	(1,961)	(6,972)	—		(8,933)
Gain on sale of other assets	5,882	—	—		5,882

Net increase (decrease) in stockholders' equity	$691,834	$(35,335)	$(170,638)		$485,861

Weighted average shares outstanding	176,732	179,938	(165,355	)(F)	191,315

Earnings (loss) per share	$3.91	$(0.20)	$(1.17)		$2.54

*
Please see Note 2 of the accompanying notes to pro forma condensed consolidated statement of operations on page 57.

See accompanying notes to pro forma condensed consolidated statement of operations.

Ares Capital Corporation and Subsidiaries
Notes to Pro Forma Condensed Consolidated Statement of Operations
Unaudited
(In thousands, unless otherwise stated)

1.     BASIS OF PRO FORMA PRESENTATION

              The unaudited pro forma condensed consolidated statement of operations related to the merger is included for the year ended December 31, 2010. On October 26, 2009, we entered into a definitive agreement to acquire Allied Capital in the Allied Acquisition. On April 1, 2010, we completed the Allied Acquisition by acquiring the outstanding shares of Allied Capital in exchange for shares of our common stock in a transaction valued at approximately $908 million as of the closing date. Concurrently with the completion of the Allied Acquisition, we assumed and then repaid in full the $137 million of remaining amounts outstanding on Allied Capital's $250 million senior secured term loan. We also assumed all of Allied Capital's other outstanding debt obligations, including approximately $745 million in aggregate principal amount of the 2011 Notes, the 2012 Notes and the 2040 Notes (collectively, the "Allied Unsecured Notes").

              Under the terms of the transaction, each Allied Capital stockholder received 0.325 shares of our common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.5 million shares of our common stock (including the effect of outstanding in-the money Allied Capital stock options) were issued to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              The Allied Acquisition was accounted for in accordance with the acquisition method of accounting as detailed in ASC 805-10. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, if the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. Upon completion of our determination of the fair value of Allied Capital's identifiable net assets as of April 1, 2010, the fair value of such net assets exceeded the fair value of the consideration transferred, thereby, resulting in the recognition of a gain. The valuation of the investments acquired as part of the Allied Acquisition was done in accordance with Ares Capital's valuation policy (see Notes 2 and 8 to the consolidated financial statements for the year ended December 31, 2010).

              Following is the allocation of the purchase price to the assets acquired and liabilities assumed as a result of the Allied Acquisition:

Common stock issued	$872,727
Payments to holders of "in-the-money" Allied Capital stock options	35,011 (1)

Total purchase price	$907,738

Assets acquired:
Investments	$1,833,766
Cash and cash equivalents	133,548
Other assets	80,078

Total assets acquired	2,047,392
Debt and other liabilities assumed	(943,778)

Net assets acquired	1,103,614

Gain on acquisition of Allied Capital	(195,876)

$907,738

(1)
Represents cash payment for holders of any "in-the-money" Allied Capital stock options that elected to receive cash.

              Ares Capital has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, Ares Capital is required to timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. The unaudited pro forma condensed consolidated financial information reflects that Ares Capital has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve Ares Capital from U.S. federal income taxes.

              The unaudited pro forma condensed consolidated statement of operations presented in this document is for illustrative purposes only and does not necessarily indicate the results of operations that would have resulted had the merger and subsequent combination been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. The unaudited pro forma condensed consolidated statement of operations is not indicative of the results of operations in future periods of the combined company.

2.     PRO FORMA ADJUSTMENTS

              The pro forma purchase accounting allocation included in the unaudited pro forma condensed consolidated statement of operations is as follows:

A.
The purchase price of certain investments in debt securities acquired from Allied Capital was determined by Ares Capital to be less than the expected recovery value of such investments. In accordance with Generally Accepted Accounting Principles ("GAAP"), subsequent to April 1, 2010, Ares Capital will record the accretion to the expected recovery value in interest income over the remaining term of the investment. Other than what was included in the actual results for Ares Capital for the year ended December 31, 2010, interest income has not been adjusted to reflect the accretion to the expected recovery value for the periods presented. The accretion for the first 12 months subsequent to April 1, 2010 is estimated to be approximately $12 million. However, there can be no assurance that such accretion will be more or less than such estimate.

B.
The fair value of the outstanding debt assumed from Allied Capital was determined by Ares Capital to be below the face amount of such debt. In accordance with GAAP, subsequent to

  April 1, 2010, Ares Capital will record accretion to the face amount in interest expense over the remaining term of the debt. Other than what was included in the actual results for Ares Capital for the year ended December 31, 2010, interest expense has not been adjusted to reflect the accretion to the face value for the periods presented. The accretion for the first 12 months subsequent to April 1, 2010 is estimated to be approximately $11 million. However, there can be no assurance that such accretion will be more or less than such estimate.

C.
Base management fees were computed based on 1.5% of average total assets other than cash and cash equivalents but including assets purchased with borrowed funds per Ares Capital's investment advisory and management agreement with Ares Capital Management.

D.
Incentive management fees were recomputed based on the formula in Ares Capital's investment advisory and management agreement with Ares Capital Management.

E.
Adjustments to other expenses were made to reflect compensation costs for Allied Capital's employees that would have been covered by the base management fees paid to Ares Capital Management and therefore not incurred by Ares Capital. Additionally, all stock option costs were excluded as such costs would not exist at Ares Capital as there is no stock option plan maintained by Ares Capital. Payments of stock option costs to employees would have been similarly incurred by Ares Capital in the form of incentive management fees paid to Ares Capital Management. Lastly, any actual costs incurred related to the merger and subsequent combination, primarily various transaction costs, were also excluded.

F.
Weighted average shares for the year ended December 31, 2010 have been adjusted to reflect the following:

(in thousands)	For the Year Ended December 31, 2010
Ares Capital weighted average shares outstanding	176,732
Estimated additional weighted average shares outstanding as a result of the Allied Acquisition	14,583

Ares Capital adjusted weighted average shares outstanding	191,315

USE OF PROCEEDS

              Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective and strategies and market conditions. We also expect to use the net proceeds of an offering to repay or repurchase outstanding indebtedness, which may include indebtedness under (a) the Revolving Credit Facility ($189.8 million principal amount outstanding as of September 30, 2011), (b) the Revolving Funding Facility ($383.0 million principal amount outstanding as of September 30, 2011), (c) the CLO Notes under the Debt Securitization ($91.8 million aggregate principal amount outstanding as of September 30, 2011), (d) the 2040 Notes ($200.0 million aggregate principal amount outstanding as of September 30, 2011), (e) the 2047 Notes ($230.0 million aggregate principal amount outstanding as of September 30, 2011); (f) the February 2016 Convertible Notes ($575.0 million aggregate principal amount outstanding as of September 30, 2011) and (g) the June 2016 Convertible Notes ($230.0 million aggregate principal amount outstanding as of September 30, 2011).

              The interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one, two, three or six month) plus an applicable spread of between 2.50% and 4.00%. As of September 30, 2011, the one, two, three and six month LIBOR were 0.24%, 0.30%, 0.37% and 0.56%, respectively, and the applicable LIBOR spread was 3.00%. The Revolving Credit Facility matures on January 22, 2013. Subject to certain exceptions, the interest charged on the Revolving Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case based on a pricing grid depending upon the credit rating of the Company. The effective LIBOR spread under the Revolving Funding Facility on September 30, 2011 was 2.75%. The Revolving Funding Facility is scheduled to expire on January 18, 2016 (subject to two one-year extension options exercisable upon mutual consent). As of September 30, 2011, the blended pricing of the CLO Notes, excluding fees, was approximately three-month LIBOR plus 0.43%. The CLO Notes mature on December 20, 2019 and the reinvestment period for this vehicle expired on June 17, 2011. The interest charged on the Unsecured Notes and Convertible Notes is as follows: (a) 7.75% in the case of the 2040 Notes, (b) 6.875% in the case of the 2047 Notes, (c) 5.75% in the case of the February 2016 Convertible Notes and (d) 5.125% in the case of the June 2016 Convertible Notes. The 2040 Notes, 2047 Notes, February 2016 Convertible Notes and June 2016 Convertible Notes mature on October 14, 2040, April 15, 2047, February 1, 2016 and June 1, 2016, respectively. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

              We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and strategies and market conditions, but no longer than within six months of any such offerings.

              Our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies. In addition to such investments, we may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. As part of this 30%, we may invest in debt of middle-market companies located outside of the United States. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock and debt securities may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." Our common stock has historically traded at prices both above and below our net asset value per share. It is not possible to predict whether our common stock will trade at, above or below net asset value. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital."

              The following table sets forth, for each fiscal quarter for the fiscal years ended December 31, 2009, 2010 and 2011, the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a percentage of net asset value and the dividends or distributions declared by us. On October 24, 2011, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $15.32 per share, which represented a premium of approximately 0.3% to the net asset value per share reported by us as of June 30, 2011.

		Price Range		High Sales Price to Net Asset Value(2)	Low Sales Price to Net Asset Value(2)	Cash Dividend Per Share(3)
	Net Asset Value(1)
		High	Low
Year ended December 31, 2009
First Quarter	$11.20	$7.39	$3.21	66.0%	28.7%	$0.42
Second Quarter	$11.21	$8.31	$4.53	74.1%	40.4%	$0.35
Third Quarter	$11.16	$11.02	$7.04	98.7%	63.1%	$0.35
Fourth Quarter	$11.44	$12.71	$10.21	111.1%	89.2%	$0.35
Year ended December 31, 2010
First Quarter	$11.78	$14.82	$11.75	125.8%	99.7%	$0.35
Second Quarter	$14.11	$16.40	$12.53	116.2%	88.8%	$0.35
Third Quarter	$14.43	$15.89	$12.44	110.1%	86.2%	$0.35
Fourth Quarter	$14.92	$17.26	$15.64	115.7%	104.8%	$0.35
Year ending December 31, 2011
First Quarter	$15.45	$17.83	$16.08	115.4%	104.1%	$0.35
Second Quarter	$15.28	$17.71	$15.70	115.9%	102.7%	$0.35
Third Quarter	*	$16.30	$13.07	*	*	$0.35
Fourth Quarter (through October 24, 2011)	*	$15.32	$13.26	*	*	**

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price divided by net asset value.

(3)
Represents the dividend or distribution declared in the relevant quarter.

*
Net asset value has not yet been calculated for this period.

**
Dividend has not yet been declared for this period.

              We currently intend to distribute quarterly dividends or distributions to our stockholders. Our quarterly dividends or distributions, if any, will be determined by our board of directors.

              The following table summarizes our dividends or distributions declared to date:

Date Declared	Record Date	Payment Date	Amount
December 16, 2004	December 27, 2004	January 26, 2005	$0.30

Total declared for 2004			$0.30

February 23, 2005	March 7, 2005	April 15, 2005	$0.30
June 20, 2005	June 30, 2005	July 15, 2005	$0.32
September 6, 2005	September 16, 2005	September 30, 2005	$0.34
December 12, 2005	December 22, 2005	January 16, 2006	$0.34

Total declared for 2005			$1.30

February 28, 2006	March 24, 2006	April 14, 2006	$0.36
May 8, 2006	June 15, 2006	June 30, 2006	$0.38
August 9, 2006	September 15, 2006	September 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.10

Total declared for 2006			$1.64

March 8, 2007	March 19, 2007	March 30, 2007	$0.41
May 10, 2007	June 15, 2007	June 29, 2007	$0.41
August 9, 2007	September 14, 2007	September 28, 2007	$0.42
November 8, 2007	December 14, 2007	December 31, 2007	$0.42

Total declared for 2007			$1.66

February 28, 2008	March 17, 2008	March 31, 2008	$0.42
May 8, 2008	June 16, 2008	June 30, 2008	$0.42
August 7, 2008	September 15, 2008	September 30, 2008	$0.42
November 6, 2008	December 15, 2008	January 2, 2009	$0.42

Total declared for 2008			$1.68

March 2, 2009	March 16, 2009	March 31, 2009	$0.42
May 7, 2009	June 15, 2009	June 30, 2009	$0.35
August 6, 2009	September 15, 2009	September 30, 2009	$0.35
November 5, 2009	December 15, 2009	December 31, 2009	$0.35

Total declared for 2009			$1.47

February 25, 2010	March 15, 2010	March 31, 2010	$0.35
May 10, 2010	June 15, 2010	June 30, 2010	$0.35
August 5, 2010	September 15, 2010	September 30, 2010	$0.35
November 4, 2010	December 15, 2010	December 31, 2010	$0.35

Total declared for 2010			$1.40

March 1, 2011	March 15, 2011	March 31, 2011	$0.35
May 3, 2011	June 15, 2011	June 30, 2011	$0.35
August 4, 2011	September 15, 2011	September 30, 2011	$0.35

Total declared for 2011			$1.05

              To maintain our RIC status, we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders. In addition, the Company generally will be required to pay an excise tax equal to 4% of the amount by which 98% of the Company's (i) ordinary income recognized during a calendar year and (ii) capital gain net income (as defined by the Code) recognized for the one year period ending on October 31st of a calendar year exceeds the distributions for the year. For 2011 and beyond, 98.2% of capital gain net income must be distributed to avoid the excise tax. The taxable income on which excise tax is paid is generally distributed to stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income for distribution in the following year, and pay any applicable excise tax. For the six months ended June 30, 2011 we recorded a net excise tax expense of $1.77 million. For the year ended December 31, 2010 we recorded a net excise tax expense of $2.2 million. We cannot assure you that we will achieve results that will permit the payment of any cash distributions.

              We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically opt out of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

 RATIOS OF EARNINGS TO FIXED CHARGES

              For the six months ended June 30, 2011 and the years ended December 31, 2010, 2009, 2008, 2007 and 2006, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Earnings to Fixed Charges(1)	3.8	9.8	(2)	9.4	(3)	(2.8)	3.4	5.0

              For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders' equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

•
Excluding the net unrealized gains or losses, the earnings to fixed charges ratio would be 3.3 for the six months ended June 30, 2011, 6.9 for the year ended December 31, 2010, 5.7 for the year ended December 31, 2009, 4.7 for the year ended December 31, 2008, 3.7 for the year ended December 31, 2007 and 5.8 for the year ended December 31, 2006.

•
Excluding the net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 2.6 for the six months ended June 30, 2011, 3.8 for the year ended December 31, 2010, 6.5 for the year ended December 31, 2009, 4.5 for the year ended December 31, 2008, 3.6 for the year ended December 31, 2007 and 4.3 for the year ended December 31, 2006.

(2)
Earnings for year ended December 31, 2010, include a one-time gain on the Allied Acquisition of $195.9 million, a net realized loss on the extinguishment of debt of $2.0 million and net realized gain on sale of other assets of $5.9 million.

(3)
Earnings for the year ended December 31, 2009, include a net realized gain on the extinguishment of debt of $26.5 million.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the "Selected Condensed Consolidated Financial Data of Ares Capital," the "Unaudited Selected Pro Forma Condensed Consolidated Statement of Operations," the "Unaudited Pro Forma Condensed Consolidated Statement of Operations" and our and Allied Capital's financial statements and notes thereto appearing elsewhere in this prospectus or the accompanying prospectus supplement.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and on October 8, 2004 completed our initial public offering.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component like warrants.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, which included equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of the assets that were acquired in the Allied Acquisition, particularly non-yielding equity investments, as well as lower or non-yielding debt investments and investments that may not be core to our investment strategy, and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful.

              We are externally managed by Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and an SEC-registered investment adviser, pursuant to an investment advisory and management agreement. Ares Operations, a wholly owned subsidiary of Ares Management, provides the administrative services necessary for us to operate.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

              The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

Allied Acquisition

              On April 1, 2010, we consummated the Allied Acquisition in an all stock merger whereby each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              Information presented herein as of and for the three and six months ended June 30, 2011 and June 30, 2010 and the year ended December 31, 2010 includes the results of operations and financial condition of the combined company following the consummation of the Allied Acquisition on April 1, 2010 unless otherwise indicated in the footnotes. Information presented herein as of and for the years ended December 31, 2009 and 2008 relate solely to Ares Capital, as it existed before the Allied Acquisition.

PORTFOLIO AND INVESTMENT ACTIVITY

              The Company's investment activity for the six months ended June 30, 2011 and 2010 and the years ended December 31, 2010, 2009 and 2008 is presented below (information presented herein is at amortized cost unless otherwise indicated).

	For the six months ended
			Year Ended December 31,
	June 30, 2011	June 30, 2010
(dollar amounts in millions)			2010	2009	2008
New investment commitments(1):
New portfolio companies(2)	$797.3	$419.5	$774.3	$317.6	$600.5
Existing portfolio companies(3)	594.5	289.2	933.8	162.2	305.0

Total new investment commitments(4)	1,391.8	708.7	1,708.1	479.8	905.5
Less:
Investment commitments exited(5)	943.2	838.9	1,644.5	604.4	430.3

Net investment commitments	$448.6	$(130.2)	$63.6	$(124.6)	$475.2
Principal amount of investments funded excluding investments acquired as part of the Allied Acquisition:
Senior term debt	$953.1	$186.1	$715.3	$289.5	$529.2
Senior subordinated debt	30.3	241.3	308.7	59.4	336.3
Subordinated Certificates of the SSLP(6)	183.6	44.7	391.6	165.0	—
Equity and other	45.7	108.1	168.3	61.1	60.4

Total	$1,212.7	$580.2	$1,583.9	$575.0	$925.9
Principal amount of investments sold or repaid excluding investments acquired as part of the Allied Acquisition:
Senior term debt	$282.4	$594.0	$779.7	$283.4	$448.8
Senior subordinated debt	109.0	154.4	234.0	202.4	29.0
Subordinated Certificates of the SSLP(6)	—	15.4	15.4
Equity and other	44.3	7.4	18.3	29.4	7.4

Total	$435.7	$771.2	$1,047.4	$515.2	$485.2
Principal amount of investments acquired as part of the Allied Acquisition:
Senior term debt	$—	$661.1	$661.1	$—	$—
Senior subordinated debt	—	746.6	746.6	—	—
Collateralized loan obligation	—	114.3	114.3	—	—
Commercial real estate	—	41.0	41.0	—	—
Equity and other	—	270.8	270.8	—	—

Total	$—	$1,833.8	$1,833.8	$—	$—
Principal amount of investments acquired as part of the Allied Acquisition sold or repaid:
Senior term debt	$141.1	$57.7	$207.7	$—	$—
Senior subordinated debt	165.3	71.1	227.9	—	—
Collateralized loan obligation	114.4	1.8	6.5	—	—
Equity and other	89.1	31.1	66.4	—	—

Total	$509.9	$161.7	$508.5	$—	$—
Number of new investment commitments(4)(7)	34	29	63	33	39
Average new investment commitment amount(4)	$40.9	$24.4	$27.1	$14.5	$23.2
Weighted average term for new investment commitments (in months)(4)	64	57	61	74	66
Percentage of new investment commitments at floating rates(4)	90.6%	50.3%	70.8%	65.2%	27.0%
Percentage of new investment commitments at fixed rates(4)	6.1%	41.1%	23.0%	22.2%	65.5%
Weighted average yield of debt and income producing securities(4)(8):
Funded during the period at fair value	10.6%	13.9%	13.1%	13.4%	12.6%
Funded during the period at amortized cost	10.6%	14.0%	13.2%	13.7%	12.6%
Exited or repaid during the period at fair value(9)	11.3%	13.3%	12.9%	13.4%	9.5%
Exited or repaid during the period at amortized cost	11.6%	13.4%	12.9%	12.2%	9.8%
Weighted average yield of debt and income producing securities acquired as part of the Allied Acquisition(8):
Funded during the period at fair value	—	14.0%	14.0%	—%	—%
Funded during the period at amortized cost	—	14.0%	14.0%	—%	—%
Exited or repaid during the period at fair value(9)	16.2%	11.7%	11.9%	—%	—%
Exited or repaid during the period at amortized cost	18.6%	11.7%	13.2%	—%	—%

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans.

(2)
Does not include investment commitments made by the SSLP.

(3)
Includes investment commitments to the SSLP of $183.6 million and $45.7 million for the six months ended June 30, 2011 and 2010, respectively, as well as $392 million for the year ended December 31, 2010.

(4)
Excludes investment commitments acquired as a part of the Allied Acquisition on April 1, 2010.

(5)
Investment commitments exited for the six months ended June 30, 2011 and 2010 include $506 million and $151 million, respectively, of investment commitments in connection with the Allied Acquisition.

(6)
See Note 4 to our consolidated financial statements for the three and six months ended June 30, 2011 for more detail on the SSLP.

(7)
Number of new investment commitments represents each commitment to a particular portfolio company.

(8)
"Weighted average yield at fair value" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total debt and income producing securities at fair value. "Weighted average yield at amortized cost" is computed as the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt and income producing securities, divided by (b) total debt and income producing securities at amortized cost.

(9)
Represents fair value as of the most recent quarter end.

              As of June 30, 2011 and December 31, 2010, investments consisted of the following:

	As of
	June 30, 2011		December 31, 2010
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior term debt	$2,274.0	$2,255.7	$1,722.1	$1,695.5
Senior subordinated debt	811.1	738.9	1,055.5	1,014.5
Subordinated Certificates of the SSLP(1)	721.0	740.6	537.5	561.7
Collateralized loan obligations	107.4	109.4	219.3	261.2
Equity securities	649.3	778.4	716.6	751.2
Commercial real estate	22.1	20.2	41.0	33.9

Total	$4,584.9	$4,643.2	$4,292.0	$4,318.0

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans to 23 different borrowers.

              The weighted average yields at fair value and amortized cost of the following portions of our portfolio as of June 30, 2011 and December 31, 2010 were as follows:

	As of
	June 30, 2011		December 31, 2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Debt and income producing securities	12.5%	12.4%	13.2%	12.9%
Debt and income producing securities for investments acquired as part of the Allied Acquisition	15.3%	15.6%	15.2%	14.0%
Total portfolio	10.4%	10.2%	10.6%	10.5%
Senior term debt	10.9%	11.0%	10.6%	10.8%
First lien senior term debt	10.1%	10.1%	10.3%	10.2%
Second lien senior term debt	13.3%	13.6%	11.3%	12.1%
Subordinated Certificates of the SSLP(1)	16.0%	15.6%	16.5%	15.8%
Senior subordinated debt	12.1%	13.3%	13.1%	13.6%
Collateralized loan obligations	8.8%	8.7%	18.7%	15.7%
Income producing equity securities (excluding collateralized loan obligations)	9.5%	8.4%	7.7%	7.7%

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans.

              Below is certain information regarding changes in the investments acquired in the Allied Acquisition since April 1, 2010 through June 30, 2011:

	Investments at Fair Value as of
	April 1, 2010			June 30, 2011			Net Change in Fair Value
		% of Total Investments	Weighted Average Yield		% of Total Investments	Weighted Average Yield
(dollar amounts in millions)	$			$			$
Investments with yields less than 10%
Debt with yields less than 10%	$128.3	7.0%	6.5%	$24.8	2.6%	6.5%	$(103.5)
Debt on non-accrual status	335.6	18.3%	—%	45.7	4.9%	—%	(289.9)
Equity securities	270.8	14.8%	—%	202.5	21.6%	0.2%	(68.3)
Commercial real estate and other	34.5	1.9%	3.3%	11.0	1.2%	—%	(23.5)

Total	$769.2	42.0%	1.2%	$284.0	30.3%	0.7%	$(485.2)

Investments with yields equal to or greater than 10%
Debt with yields equal to or greater than 10%	$950.2	51.8%	14.3%	$654.5	69.7%	16.0%	$(295.7)
Collateralized loan obligations	114.4	6.2%	18.9%	—	—%	—%	(114.4)

Total	$1,064.6	58.0%	14.8%	$654.5	69.7%	16.0%	$(410.1)

Total	$1,833.8	100.0%	9.1%	$938.5	100.0%	11.4%	$(895.3)

              Since April 1, 2010 and through June 30, 2011, we have decreased the assets comprising the legacy Allied Capital portfolio by approximately $895 million, primarily as a result of exits and repayments of approximately $1,018 million and net unrealized depreciation in the portfolio of approximately $22 million, net of other increases of approximately $145 million due to fundings of revolving and other commitments of $102 million, PIK interest and accretion of purchase discounts. From April 1, 2010 through June 30, 2011 we also recognized $140 million in net realized gains on the exits and repayments of investments acquired in the Allied Acquisition resulting in total proceeds received from exits and repayments of $1,158 million. Ares Capital intends to continue its strategy of rotating and repositioning a portion of the legacy Allied Capital portfolio, with a focus on reducing our holdings of lower and non-yielding investments, investments on non-accrual and investments that may not be core to our investment strategy. However, there can be no assurance that this strategy will be successful.

              Our investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the cost of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is not anticipated that we will be repaid in an amount equal to our full initial cost basis. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company.

              Each investment acquired in the Allied Acquisition was initially assessed a grade of 3 (i.e., the grade we generally assign a portfolio company at origination or acquisition) on April 1, 2010, the date of initial acquisition, reflecting the relative risk to our initial cost basis of such investments. Our investment adviser grades the investments in our portfolio at least each quarter and it is possible that the grade of certain of these portfolio investments may be reduced or increased over time.

              Set forth below is the grade distribution of our portfolio companies as of June 30, 2011 and December 31, 2010:

	As of
	June 30, 2011				December 31, 2010
(dollar amounts in millions)	Fair Value	%	Number of Companies	%	Fair Value	%	Number of Companies	%
Grade 1	$28.4	0.6%	8	5.4%	$13.5	0.3%	10	5.9%
Grade 2	348.3	7.5%	16	10.8%	153.9	3.6%	12	7.1%
Grade 3	3,627.6	78.1%	109	73.7%	3,503.4	81.1%	127	74.7%
Grade 4	638.9	13.8%	15	10.1%	647.2	15.0%	21	12.3%

	$4,643.2	100.0%	148	100.0%	$4,318.0	100.0%	170	100.0%

              As of June 30, 2011, the weighted average grade of the investments in our portfolio (excluding investments acquired in connection with the Allied Acquisition), the investments in our portfolio acquired in connection with the Allied Acquisition and the investments in our portfolio as a whole were 3.1, 2.8 and 3.1, respectively. As of December 31, 2010, the weighted average grade of the investments in our portfolio (excluding investments acquired in connection with the Allied Acquisition), the investments in our portfolio acquired in connection with the Allied Acquisition and the investments in our portfolio as a whole were each 3.1.

              Investments on non-accrual status as of June 30, 2011 and December 31, 2010, were as follows:

	As of
	June 30, 2011		December 31, 2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Investments, excluding investments acquired in connection with the Allied Acquisition	1.9%	0.6%	2.3%	0.3%
Investments acquired in connection with the Allied Acquisition	1.6%	1.0%	1.5%	1.0%

	3.5%	1.6%	3.8%	1.3%

RESULTS OF OPERATIONS

For the three and six months ended June 30, 2011 and 2010

              Operating results for the three and six months ended June 30, 2011 and 2010 are as follows:

	For the three months ended		For the six months ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Total investment income	$144,307	$121,590	$279,998	$188,100
Total expenses	98,637	71,363	184,458	106,330

Net investment income before income taxes	45,670	50,227	95,540	81,770
Income tax expense, including excise tax	1,907	686	3,954	524

Net investment income	43,763	49,541	91,586	81,246
Net realized gains (losses) from investments	(6,374)	12,307	56,195	7,426
Net unrealized gains from investments	9,992	72,813	32,226	122,404
Gain from the acquisition of Allied Capital	—	195,876	—	195,876
Realized losses on extinguishment of debt	(10,458)	(383)	(19,318)	(383)

Net increase in stockholders' equity resulting from operations	$36,923	$330,154	$160,689	$406,569

              Net income can vary substantially from period to period as a result of various factors, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

	For the three months ended		For the six months ended
(in millions)	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Interest	$111.3	$104.1	$221.8	$165.6
Capital structuring service fees	20.1	7.7	31.1	9.8
Dividend income	6.7	3.4	15.5	3.9
Management fees	4.6	4.1	8.1	5.6
Other income	1.6	2.3	3.5	3.2

Total investment income	$144.3	$121.6	$280.0	$188.1

              The increase in interest income for the three months ended June 30, 2011 was primarily due to the increase in the size of the portfolio from an average of $4.0 billion at amortized cost for the three months ended June 30, 2010 to an average of $4.4 billion at amortized cost for the comparable period in 2011. The increase in capital structuring service fees for the three months ended June 30, 2011 compared to the same period in 2010 was primarily due to the increase in new investment commitments, which increased from $409.9 million for the three months ended June 30, 2010 to $889.5 million for the comparable period in 2011, as well as an increase in the average capital structuring service fees received on new investments. The increase in dividend income for the three months ended June 30, 2011 was primarily attributable to dividend income from IHAM, which was $4.8 million for the three months ended June 30, 2011 and $3.4 million for the comparable period in 2010. Total dividend income for the three months ended June 30, 2011 also included $0.8 million of dividends that were non-recurring in nature from non-income producing equity securities.

              The increase in interest income for the six months ended June 30, 2011 was primarily due to the increase in the size of the portfolio in connection with the investments acquired on April 1, 2010 as part of the Allied Acquisition. Interest income from investments acquired as part of the Allied

Acquisition increased from $43.6 million for the six months ended June 30, 2010 to $65.9 million for the comparable period in 2011 as the legacy Allied portfolio was part of our portfolio for the entire six month period in 2011 versus 2010. The remainder of the increase in interest income was due to an increase in the size of Ares Capital's investment portfolio excluding investments acquired as part of the Allied Acquisition, which increased from an average of $2.6 billion at amortized cost for the six months ended June 30, 2010 to an average of $3.0 billion at amortized cost for the comparable period in 2011. The increase in capital structuring service fees for the six months ended June 30, 2011 was primarily due to the increase in new investment commitments, which increased from $708.6 million for the six months ended June 30, 2010 to $1.4 billion for the comparable period in 2011, as well as an increase in the average amount of capital structuring service fees received on new investments. The increase in management fees for the six months ended June 30, 2011 was primarily due to the management fees earned from the SSLP, which increased from $1.9 million for the six months ended June 30, 2010 to $5.2 million for the comparable period in 2011 as the aggregate principal amount of investments made through the SSLP increased from approximately $1.0 billion at June 30, 2010 to approximately $3.3 billion at June 30, 2011. The increase in dividend income for the six months ended June 30, 2011 was primarily attributable to dividend income from IHAM, which was $9.6 million for the six months ended June 30, 2011, compared to $1.8 million for the comparable period in 2010. Total dividend income for the six months ended June 30, 2011 also included $4.4 million of dividends that were non-recurring in nature from non-income producing equity securities.

Operating Expenses

	For the three months ended		For the six months ended
(in millions)	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Interest and credit facility fees	$28.6	$23.1	$58.8	$31.7
Incentive management fees	41.7	15.0	72.7	23.1
Base management fees	17.4	11.7	34.1	20.1
Professional fees	4.8	3.5	7.3	6.0
Administrative fees	2.5	2.4	4.9	3.6
Professional fees and other costs related to the Allied Acquisition	0.7	12.5	0.9	16.3
Other general and administrative	2.9	3.2	5.8	5.5

Total operating expenses	$98.6	$71.4	$184.5	$106.3

              Interest and credit facility fees for the three and six months ended June 30, 2011 and 2010, were comprised of the following:

	For the three months ended		For the six months ended
(in millions)	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Stated interest expense	$20.4	$17.2	$42.1	$22.0
Facility fees	2.2	1.2	4.3	2.5
Amortization of debt issuance costs	3.4	2.0	6.2	4.5
Accretion of discount related to the Allied Unsecured Notes	0.2	2.7	2.6	2.7
Accretion of original issue discount on the Convertible Notes	2.4	—	3.6	—

Total interest and credit facility fees expense	$28.6	$23.1	$58.8	$31.7

              Stated interest expense for the three months ended June 30, 2011 increased primarily due to the increase in our weighted average stated interest rate. The weighted average stated interest rate on our indebtedness outstanding for the three months ended June 30, 2011 was 5.5% as compared to 4.5% for the comparable period in 2010. Our weighted average stated interest rate of indebtedness for the three months ended June 30, 2011 increased from the comparable period in 2010 due to having higher amounts of unsecured indebtedness, with longer durations to maturity and higher stated interest rates, outstanding during the period.

              Stated interest expense for the six months ended June 30, 2011 increased primarily due to the increase in our weighted average stated interest rate. The weighted average stated interest rate on our indebtedness outstanding for the six months ended June 30, 2011 was 5.6% as compared to 4.5% for the comparable period in 2010. Our weighted average stated interest rate of indebtedness for the six months ended June 30, 2011 increased from the comparable period in 2010 due to having higher amounts of unsecured indebtedness, with longer durations to maturity and higher stated interest rates, outstanding during the period. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources, Debt Capital Activities" below.

              Incentive and base management fees increased for the three and six months ended June 30, 2011 from the comparable period in 2010 primarily due to the increase in the size of the portfolio and in the case of incentive fees, the related increase in net investment income as well as the net appreciation of the investment portfolio. Incentive management fees related to pre-incentive fee net investment income for the three and six months ended June 30, 2011 were $17.1 million and $32.9 million, respectively. The capital gains incentive fee accrual in accordance with GAAP for the three and six months ended June 30, 2011 was $24.6 million and $39.8 million, respectively, bringing the total GAAP accrual in respect of these fees to $55.4 million (included in management and incentive fees payable in the consolidated balance sheet) as of June 30, 2011. As a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement (the "Capital Gains Amendment") that was adopted June 6, 2011, for the three and six months ended June 30, 2011 we accrued $26 million of capital gains incentive fees as a result of the application of the Capital Gains Amendment with respect to the assets purchased in the Allied Acquisition, net of a reversal of accrued capital gains incentive fees due to a reduction in cumulative net realized and unrealized capital gains primarily due to the $10.5 million loss on the extinguishment of debt realized for the three months ended June 30, 2011. For the three and six months ended June 30, 2011 we did not incur a Capital Gains Fee under the investment advisory and management agreement and therefore there are no amounts currently due under the agreement. There was no capital gains incentive fee accrual in accordance with GAAP, nor a Capital Gains Fee recorded for the three and six months ended June 30, 2010. See Note 3 to the Company's consolidated financial statements for the three and six months ended June 30, 2011 for more information on the incentive and base management fees.

              Professional fees include legal, accounting, valuation and other professional fees incurred related to the management of the Company. Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Other general and administrative expenses include rent, insurance, depreciation, directors fees and other costs. The decline in professional fees and other costs related to the Allied Acquisition primarily resulted from having substantially completed the integration process following the Allied Acquisition. The increases in professional fees and administrative fees were primarily due to the increase in the size of the company following the Allied Acquisition and the various associated costs of managing a larger portfolio.

Income Tax Expense, Including Excise Tax

              The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, the Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income. For the three and six months ended June 30, 2011, a net expense of $1.0 million and $1.7 million, respectively, was recorded for U.S. federal excise tax. For the three and six months ended June 30, 2010, the Company recorded no amounts for U.S. federal excise tax.

              Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes. For the three and six months ended June 30, 2011, we recorded a tax expense of $0.9 million and $2.2 million, respectively, for these subsidiaries, and for the three and six months ended June 30, 2010, we recorded a tax expense of $0.7 million and $0.5 million, respectively, for these subsidiaries.

Net Realized Gains/Losses

              During the three months ended June 30, 2011, the Company had $380.0 million of sales, repayments or exits of investments resulting in $6.4 million of net realized losses. These sales, repayments or exits included $38.7 million of investments sold to certain of the IHAM Vehicles (see Note 13 to the Company's consolidated financial statements for the three and six months ended June 30, 2011 for more detail on IHAM and the IHAM Vehicles). Net realized losses on investments were comprised of $22.1 million of gross realized gains and $28.5 million of gross realized losses. The $6.4 million of net realized losses included approximately $14.0 million in net realized gains from investments acquired as part of the Allied Acquisition. The realized gains and losses on investments during the three months ended June 30, 2011 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Border Foods, Inc.	$5.2
BB&T Capital Partners/Windsor Mezzanine Fund	4.2
Network Hardware Resale, Inc.	2.8
Univita Health Inc.	2.1
Van Ness Hotel, Inc.	(2.3)
Carador PLC	(3.0)
Trivergance Capital Partners, LP	(3.8)
AWTP, LLC	(7.6)
Summit Business Media, LLC	(10.1)
Other	6.1

Total	$(6.4)

              Also during the three months ended June 30, 2011, in connection with the redemption of the remaining balance of the 6.000% Notes due on April 1, 2012 (the "2012 Notes"), the Company recognized a loss on the extinguishment of debt of $10.5 million.

              During the three months ended June 30, 2010, the Company recognized a gain on the acquisition of Allied Capital of $196 million (see Note 15 to the Company's consolidated financial statements for the three and six months ended June 30, 2011). Additionally, during the three months ended June 30, 2010, the Company had $632 million of sales and repayments resulting in $12.3 million of net realized gains. Net realized gains on investments were comprised of $14.1 million of gross realized gains and $1.8 million of gross realized losses. Of the $12.3 million of net realized gains, approximately $0.5 million were from investments acquired as part of the Allied Acquisition. The realized gains and losses on investments for the three months ended June 30, 2010 (excluding the gain on the acquisition of Allied Capital) consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Instituto de Banca y Comercio, Inc.	$3.6
DSI Renal, Inc.	3.0
Other	5.7

Total	$12.3

              During the six months ended June 30, 2011, the Company had $1,002.7 million of sales, repayments or exits of investments resulting in $56.2 million of net realized gains. These sales, repayments or exits included $80.5 million of investments sold to certain of the IHAM Vehicles (see Note 13 to the Company's consolidated financial statements for the three and six months ended June 30, 2011 for more detail on IHAM and the IHAM Vehicles). Net realized gains on investments were comprised of $130.4 million of gross realized gains and $74.2 million of gross realized losses. The $56.2 million of net realized gains included approximately $109.2 million in net realized gains from investments acquired as part of the Allied Acquisition. The realized gains and losses on investments during the six months ended June 30, 2011 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Callidus Debt Partners CLO Fund VI, Ltd.	$23.9
Dryden XVIII Leveraged Loan 2007 Limited	19.3
Callidus MAPS CLO Fund I LLC	15.0
Callidus Debt Partners CLO Fund VII, Ltd.	10.8
Callidus MAPS CLO Fund II Ltd.	8.2
Callidus Debt Partners CLO Fund IV, Ltd.	8.0
Callidus Debt Partners CLO Fund V, Ltd.	5.7
Border Foods, Inc.	5.2
Callidus Debt Partners CLO Fund III, Ltd.	4.4
BB&T Capital Partners/Windsor Mezzanine Fund	4.2
United Consumers Club, Inc.	3.6
Network Hardware Resale LLC	2.8
Univita Health Inc.	2.1
Pangaea CLO 2007-1 Ltd.	2.0
Van Ness Hotel, Inc.	(2.3)
Carador PLC	(3.0)
Trivergance Capital Partners, LP	(3.8)
Coverall North America, Inc.	(7.6)
AWTP, LLC	(7.6)
Universal Trailer Corporation	(7.9)
Summit Business Media, LLC	(10.1)
MPBP Holdings, Inc.	(27.7)
Other	11.0

Total	$56.2

              Also during the six months ended June 30, 2011, in connection with the redemptions of the remaining balances of the 2012 Notes and the 6.625% Notes due on July 15, 2011 (the "2011 Notes"), the Company recognized a loss on the extinguishment of debt of $19.3 million.

              During the six months ended June 30, 2010, the Company recognized a gain on the acquisition of Allied Capital of $196 million. Additionally, during the six months ended June 30, 2010, the Company had $945 million of sales and repayments resulting in $7.4 million of net realized gains. These sales and repayments included $94.5 million of loans sold to certain of the IHAM Vehicles (see Note 13 to the Company's consolidated financial statements for the three and six months ended June 30, 2011 for more detail on IHAM and the IHAM Vehicles). Net realized gains on investments were comprised of $21.6 million of gross realized gains and $14.2 million of gross realized losses. The realized gains and losses on investments for the six months ended June 30, 2010 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
DSI Renal, Inc.	$3.8
Instituto de Banca y Comercio, Inc.	3.6
Best Brands Corp.	2.4
3091779 Nova Scotia Inc.	(3.5)
Growing Family, Inc.	(7.6)
Other	8.7

Total	$7.4

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and any changes in value are recorded as unrealized gains or losses. See "Portfolio Valuation" below. Net unrealized gains and losses during the three and six months ended June 30, 2011 and 2010 for the Company's portfolio were comprised of the following:

	For the three months ended		For the six months ended
(in millions)	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Unrealized appreciation	$82.5	$125.5	$151.7	$183.1
Unrealized depreciation	(84.8)	(43.3)	(134.8)	(59.9)
Net unrealized (appreciation) depreciation reversed related to net realized gains (losses)(1)	12.3	(9.4)	15.3	(0.8)

Total net unrealized gains	$10.0	$72.8	$32.2	$122.4

(1)
The net unrealized depreciation reversed related to net realized losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              Included in net unrealized gains and losses above were net unrealized gains and losses for the investments acquired as part of the Allied Acquisition as follows:

	For the three months ended		For the six months ended June 30,
(in millions)	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Unrealized appreciation	$13.9	$73.1	$28.3	$73.1
Unrealized depreciation	(54.4)	(26.8)	(87.0)	(26.8)
Net unrealized appreciation reversed related to net realized gains(1)	(7.7)	—	(46.0)	—

Total net unrealized gains (losses)	$(48.2)	$46.3	$(104.7)	$46.3

(1)
The net unrealized appreciation reversed related to net realized gains represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in unrealized appreciation and depreciation during the three months ended June 30, 2011 consisted of the following:

(in millions) Portfolio Company	Net unrealized appreciation (depreciation)
Refexite Corporation	$34.3
Ivy Hill Asset Management, L.P.	7.0
AWTP, LLC	4.3
BenefitMall Holdings Inc.	3.1
Industrial Container Services, LLC	3.0
Insight Pharmaceuticals Corporation	3.0
Growing Family, Inc.	2.5
CT Tech (Healthport)	2.0
Making Memories Wholesale, Inc.	(2.3)
ADF Restaurant Group, LLC	(2.5)
The Step2 Company, LLC	(2.5)
eInstruction Corporation	(3.0)
VSS-Tranzact Holdings, LLC	(4.7)
Orion Foods, LLC	(4.9)
Ciena Capital LLC	(8.9)
Prommis Solutions, LLC	(13.9)
Cook Inlet Alternative Risk, LLC	(14.0)
United Consumers Club, Inc.	(14.8)
Other	10.0

Total	$(2.3)

              The changes in unrealized appreciation and depreciation during the three months ended June 30, 2010 consisted of the following:

(in millions) Portfolio Company	Net unrealized appreciation (depreciation)
Senior Secured Loan Fund LLC(1)	$8.7
Ivy Hill Asset Management, L.P.	5.9
Component Hardware Group, Inc.	5.6
S.B. Restaurant Company	5.2
Air Medical Group Holdings LLC	4.8
Callidus Debt Partners CLO Fund VI, Ltd.	4.7
Callidus MAPS CLO Fund I, LLC	4.5
Stag-Parkway, Inc.	4.5
Callidus MAPS CLO Fund II, LLC	4.4
BenefitMall Holdings, Inc.	4.1
Callidus Debt Partners CLO Fund VII, Ltd.	4.0
DSI Renal, Inc.	3.9
Promo Works, LLC	3.8
Woodstream Corporation	3.6
Tradesmen International, Inc.	3.4
Callidus Debt Partners CLO Fund III, Ltd.	3.2
Instituto de Banca y Comercio, Inc.	2.6
Canon Communications LLC	2.4
Callidus Debt Partners CLO Fund IV, Ltd.	2.3
Things Remembered, Inc.	2.3
Dryden XVIII Leveraged Loan 2007 Limited	2.2
Industrial Container Services, LLC	2.2
Crescent Hotels & Resorts, LLC	(2.4)
Border Foods, Inc.	(2.6)
Aquila Binks Forest Development, LLC	(2.8)
Penn Detroit Diesel Allison LLC	(2.9)
FirstLight Financial Corporation	(3.1)
The Step2 Company, LLC	(3.5)
Knightsbridge CLO 2007-1 Ltd.	(3.5)
Knightsbridge CLO 2008-1 Ltd.	(3.6)
Other	18.3

Total	$82.2

(1)
See Note 4 to the Company's consolidated financial statements for the three and six months ended June 30, 2011.

              The changes in unrealized appreciation and depreciation during the six months ended June 30, 2011 consisted of the following:

(in millions) Portfolio Company	Net unrealized appreciation (depreciation)
Reflexite Corporation	$34.3
Ivy Hill Asset Management, L.P.	31.8
Industrial Container Services, LLC	4.9
American Broadband Communications, LLC	4.7
AWTP, LLC	4.2
Insight Pharmaceuticals Corporation	4.2
Bushnell Inc.	4.1
Knightsbridge CLO 2007-1 Ltd.	4.0
BenefitMall Holdings, Inc.	4.0
Growing Family, Inc.	3.5
Knightsbridge CLO 2008-1 Ltd.	3.4
Savers, Inc.	3.1
Firstlight Financial Corporation	3.0
Allbridge Financial, LLC	3.0
DSI Renal, Inc.	2.4
Vistar Corporation	2.1
Passport Health Communications, Inc.	(2.6)
The Step2 Company, LLC	(2.6)
Callidus Capital Management, LLC	(3.5)
VSS-Tranzact Holdings, LLC	(4.5)
Senior Secured Loan Fund LLC	(4.6)
Orion Foods, LLC	(5.3)
Making Memories Wholesale, Inc.	(5.9)
CitiPostal Inc.	(6.6)
eInstruction Corporation	(8.1)
Ciena Capital LLC	(16.6)
Cook Inlet Alternative Risk, LLC	(17.5)
Prommis Solutions, LLC	(22.9)
United Consumers Club, Inc.	(23.5)
Other	24.4

Total	$16.9

              The changes in unrealized appreciation and depreciation during the six months ended June 30, 2010 consisted of the following:

(in millions) Portfolio Company	Net unrealized appreciation (depreciation)
R3 Education, Inc.	$15.0
Senior Secured Loan Fund LLC(1)	12.3
Ivy Hill Asset Management, L.P.	8.5
Things Remembered, Inc.	7.0
DSI Renal, Inc.	6.3
Component Hardware Group, Inc.	5.6
S.B. Restaurant Company	5.2
Air Medical Group Holdings LLC	4.8
Callidus Debt Partners CLO Fund VI, Ltd.	4.7
Woodstream Corporation	4.7
Callidus MAPS CLO Fund I, LLC	4.5
Stag-Parkway, Inc.	4.5
Callidus MAPS CLO Fund II, LLC	4.4
BenefitMall Holdings, Inc.	4.1
Callidus Debt Partners CLO Fund VII, Ltd.	4.0
Campus Management Corp.	4.0
Promo Works, LLC	3.8
VOTC Acquisition Corp.	3.7
Instituto de Banca y Comercio, Inc.	3.7
Industrial Container Services, LLC	3.4
Tradesmen International, Inc.	3.4
OTG Management, Inc.	3.2
Callidus Debt Partners CLO Fund III, Ltd.	3.2
Canon Communications LLC	2.4
Callidus Debt Partners CLO Fund IV, Ltd.	2.3
Dryden XVIII Leveraged Loan 2007 Limited	2.2
Web Services Company, LLC	2.2
ADF Restaurant Group, LLC	(2.1)
Crescent Hotels & Resorts, LLC	(2.4)
Border Foods, Inc.	(2.6)
Trivergance Capital Partners, LP	(2.6)
Aquila Binks Forest Development, LLC	(2.8)
Penn Detroit Diesel Allison LLC	(2.9)
The Step2 Company, LLC	(3.5)
Knightsbridge CLO 2007-1 Ltd.	(3.5)
Knightsbridge CLO 2008-1 Ltd.	(3.6)
MPBP Holdings, Inc.	(5.6)
FirstLight Financial Corporation	(6.8)
Other	28.5

Total	$123.2

(1)
See Note 4 to the Company's consolidated financial statements for the three and six months ended June 30, 2011.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

              Since the Company's inception, the Company's liquidity and capital resources have been generated primarily from the net proceeds of public offerings of common stock, advances from the Revolving Funding Facility and the Revolving Credit Facility, net proceeds from the issuance of secured and unsecured notes as well as cash flows from operations. As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including the Allied Unsecured Notes.

              As of June 30, 2011, the Company had $84.9 million in cash and cash equivalents and $1.6 billion in total indebtedness outstanding at carrying value ($1.7 billion at principal amount). Subject to leverage and borrowing base restrictions, the Company had approximately $851.2 million available for additional borrowings under the Revolving Funding Facility and the Revolving Credit Facility as of June 30, 2011.

              We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding indebtedness through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such repurchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions (including under the Investment Company Act) and other factors. The amounts involved may be material.

Equity Issuances

              There were no sales of our equity securities during the six months ended June 30, 2011.

              The following table summarizes the total number of shares issued and proceeds we received in an underwritten public offering of the Company's common stock, net of underwriter and offering costs for the six months ended June 30, 2010:

(in millions, except per share data)	Shares of common stock issued	Offering price per share	Proceeds net of underwriter and offering costs
February 2010 public offering	23.0	$12.75	$277.2

Total for the six months ended June 30, 2010	23.0		$277.2

              Part of the proceeds from the above public offering were used to repay outstanding indebtedness. The remaining unused portions of the proceeds were used to fund investments in portfolio companies in accordance with our investment objective and strategies and market conditions.

              As of June 30, 2011, the Company's total market capitalization was $3.3 billion compared to $3.4 billion as of December 31, 2010.

Debt Capital Activities

              Our debt obligations consisted of the following as of June 30, 2011 and December 31, 2010:

	As of
	June 30, 2011				December 31, 2010
(in millions)	Carrying Value(1)		Total Available(2)		Carrying Value		Total Available(2)
Revolving Funding Facility	$348.7		$400.0		$242.0		$400.0
Revolving Credit Facility	—		810.0	(3)	146.0		810.0	(3)
Debt Securitization	138.3		138.3		155.3		183.2
2011 Notes (principal amount outstanding of $0 and $300.6, respectively)	—		—		296.3	(4)	300.6
2012 Notes (principal amount outstanding of $0 and $161.2, respectively)	—		—		158.1	(4)	161.2
February 2016 Convertible Notes (principal amount outstanding of $575.0)	537.7	(5)	575.0		—		—
June 2016 Convertible Notes (principal amount outstanding of $230.0)	214.6	(5)	230.0		—		—
2040 Notes (principal amount outstanding of $200.0)	200.0		200.0		200.0		200.0
2047 Notes (principal amount outstanding of $230.0)	180.9	(4)	230.0		180.8	(4)	230.0

	$1,620.2	(6)	$2,583.3		$1,378.5	(6)	$2,285.0

(1)
Except for the Allied Unsecured Notes and the Convertible Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount available under such instrument.

(3)
Includes an "accordion" feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $1,050.0 million

(4)
Represents the aggregate principal amount outstanding of the applicable series of notes less the unaccreted discount recorded as a part of the Allied Acquisition. The total unaccreted discount on the Allied Unsecured Notes was $49.1 million and $56.6 million at June 30, 2011 and December 31, 2010, respectively.

(5)
Represents the aggregate principal amount outstanding of the Convertible Notes less the unaccreted discount initially recorded upon issuance of the Convertible Notes. The total unaccreted discount for the February 2016 Convertible Notes and the June 2016 Convertible Notes was $37.3 million and $15.4 million, respectively, at June 30, 2011.

(6)
Total principal amount of debt outstanding totaled $1,722.0 million and $1,435.1 million at June 30, 2011 and December 31, 2010, respectively.

              The weighted average stated interest rate and weighted average maturity, both on principal value, of all our principal indebtedness outstanding as of June 30, 2011 were 5.1% and 12.0 years, respectively. The weighted average interest rate and weighted average maturity of all our outstanding borrowings as of December 31, 2010 were 5.2% and 11.8 years, respectively.

              The ratio of total principal amount of indebtedness outstanding to stockholders' equity as of June 30, 2011 was 0.55:1.00 compared to 0.47:1.00 as of December 31, 2010.

              The ratio of total carrying value of indebtedness outstanding to stockholders' equity as of June 30, 2011 was 0.52:1.00 compared to 0.45:1.00 as of December 31, 2010.

              In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of June 30, 2011, our asset coverage was 293%.

    Revolving Funding Facility

              In October 2004, we formed Ares Capital CP, a wholly owned subsidiary of the Company, through which we established the Revolving Funding Facility. The Revolving Funding Facility allows Ares Capital CP to borrow up to $400 million as part of a single revolving securitized facility. In connection with the January 22, 2010 amendment, we entered into an Amended and Restated Purchase and Sale Agreement with Ares Capital CP Funding Holdings LLC, our wholly owned subsidiary ("CP Holdings"), pursuant to which we may sell to CP Holdings certain loans that we have originated or acquired from time to time, which CP Holdings will subsequently sell to Ares Capital CP, which is a wholly owned subsidiary of CP Holdings. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The January 22, 2010 amendment to the Revolving Funding Facility, among other things, extended the maturity date of the facility to January 22, 2013.

              On January 18, 2011, we and Ares Capital CP amended the Revolving Funding Facility to, among other things, provide for a three year reinvestment period until January 18, 2014 (with two one-year extension options, subject to our and our lenders' consent) and extend the stated maturity date to January 18, 2016 (with two one-year extension options, subject to our and our lenders' consent).

              Subject to certain exceptions, the interest charged on the Revolving Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case based on a pricing grid depending upon our credit rating. Additionally, we are required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the Revolving Funding Facility. As of June 30, 2011, the effective LIBOR spread under the Revolving Funding Facility was 2.75%.

              As of June 30, 2011, there was $348.7 million outstanding under the Revolving Funding Facility and the Company and Ares Capital CP were in material compliance with the terms of the Revolving Funding Facility. See "Recent Developments" and Note 5 to the Company's consolidated financial statements for the three and six months ended June 30, 2011 for more detail on the Revolving Funding Facility, including a description of an increase in the size of the facility in October 2011 from $400 million to $500 million.

Revolving Credit Facility

              In December 2005, we entered into the Revolving Credit Facility, under which, as amended, the lenders agreed to extend credit to the Company. The Revolving Credit Facility matures on January 22, 2013 and has commitments totaling $810 million. The Revolving Credit Facility also includes an "accordion" feature that allows the Company under certain circumstances, to increase the size of the facility to a maximum of $1.05 billion. As of June 30, 2011, there were no amounts outstanding under the Revolving Credit Facility and the Company was in material compliance with the terms of the Revolving Credit Facility. As of June 30, 2011, subject to borrowing base availability, there was $799.9 million available for borrowing (net of standby letters of credits issued).

              Subject to certain exceptions, pricing under the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit rating. As of June 30, 2011, the effective LIBOR spread under the Revolving Credit Facility was 3.00%.

              As of June 30, 2011, there were no amounts outstanding under the Revolving Credit Facility and the Company was in material compliance with the terms of the Revolving Credit Facility. See Note 5 to the Company's consolidated financial statements for the three and six months ended June 30, 2011 for more detail on the Revolving Credit Facility.

Debt Securitization

              In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by our wholly owned subsidiary ARCC CLO 2006 LLC, we completed the Debt Securitization and issued approximately $314 million aggregate principal amount of asset-backed notes (the "CLO Notes") to third parties that were secured by a pool of middle-market loans purchased or originated by the Company. We initially retained approximately $86 million of aggregate principal amount outstanding of certain "BBB" and non-rated securities in the Debt Securitization and have subsequently repurchased $34.8 million of the CLO Notes, bringing our total holdings of CLO Notes to $120.8 million (the "Retained Notes"). During the three months ended June 30, 2011, we repaid $31.9 million of the CLO Notes. At June 30, 2011, $138.3 million was outstanding under the CLO Notes (excluding the Retained Notes), which are included in the June 30, 2011 consolidated balance sheet. As of June 30, 2011, the Company was in material compliance with the terms of the Debt Securitization.

              The CLO Notes provided for a reinvestment period which ended on June 17, 2011, has a stated maturity of December 20, 2019 and has a blended pricing of LIBOR plus 0.38% as of June 30, 2011. See Note 5 to the Company's consolidated financial statements for the three and six months ended June 30, 2011 for more detail on the Debt Securitization.

Unsecured Notes

    Allied Unsecured Notes

              As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including Allied Capital's unsecured notes, which consisted of the 2011 Notes, the 2012 Notes and the 2047 Notes. On March 16, 2011 we redeemed the remaining balance of the 2011 Notes for a total redemption price (including a redemption premium) of $306.8 million, in accordance with the terms of the indenture governing the 2011 Notes, which resulted in a loss on the extinguishment of debt of $8.9 million. On April 27, 2011, we redeemed the remaining balance of the 2012 Notes for a total redemption price (including a redemption premium) of $169.3 million, in accordance with the terms of the indenture governing the 2012 Notes, which resulted in a loss on the extinguishment of debt of $10.5 million.

              As of June 30, 2011, there was $230.0 million principal amount outstanding of the 2047 Notes which bear interest at a rate of 6.875% and mature on April 15, 2047. The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at a par redemption price of $25 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as stipulated in the notes.

    2040 Notes

              On October 21, 2010, we issued the 2040 Notes, $200 million in aggregate principal amount of senior unsecured notes that mature on October 15, 2040, that may be redeemed in whole or in part at our option at any time or from time to time on or after October 15, 2015 at a par redemption price of $25 per security plus accrued and unpaid interest. The principal amount of the 2040 Notes will be payable at maturity. The 2040 Notes bear interest at a rate of 7.75% per year payable quarterly.

              As of June 30, 2011 the Company was in material compliance with the terms of the 2047 Notes and the 2040 Notes.

              See Note 5 to the Company's consolidated financial statements for the three and six months ended June 30, 2011 for more detail on the Allied Unsecured Notes and the 2040 Notes.

    Convertible Notes

(in millions)	Carrying value as of June 30, 2011(1)
February 2016 Convertible Notes (principal amount of $575.0)	$537.7
June 2016 Convertible Notes (principal amount of $230.0)	$214.6

Total	$752.3

(1)
Represents the aggregate principal amount outstanding of the Convertible Notes less the unaccreted discount initially recorded upon issuance of the Convertible Notes.

              February 2016 Convertible Notes.    In January 2011, we issued the February 2016 Convertible Notes, $575 million of unsecured convertible senior notes that mature on February 1, 2016 unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the February 2016 Convertible Notes prior to maturity. The February 2016 Convertible Notes bear interest at a rate of 5.75% per year, payable semi-annually. In certain circumstances, the February 2016 Convertible Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 52.2766 shares of common stock per $1,000 principal amount of the February 2016 Convertible Notes, which was equivalent to an initial conversion price of approximately $19.13 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price was approximately 17.5% above the $16.28 per share closing price of our common stock on January 19, 2011.

              Prior to the close of business on the business day immediately preceding August 15, 2015, holders may convert their February 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the February 2016 Convertible Notes (the "February 2016 Indenture"). On or after August 15, 2015 until the close of business on the scheduled trading day immediately preceding February 1, 2016, holders may convert their February 2016 Convertible Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock, subject to the requirements of the February 2016 Indenture.

              June 2016 Convertible Notes.    In March 2011, we issued the June 2016 Convertible Notes, $230 million of unsecured convertible senior notes that mature on June 1, 2016 unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the June 2016 Convertible Notes prior to maturity. The June 2016 Convertible Notes bear interest at a rate of 5.125% per year, payable semi-annually. In certain circumstances, the June 2016 Convertible Notes will be convertible into cash, shares of Ares Capital's common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 52.5348 shares of common stock per $1,000 principal amount of the June 2016 Convertible Notes, which was equivalent to an initial conversion price of approximately $19.04 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price was approximately 17.5% above the $16.20 per share closing price of our common stock on March 22, 2011.

              Prior to the close of business on the business day immediately preceding December 15, 2015, holders may convert their June 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the June 2016 Convertible Notes (the "June 2016 Indenture"). On or after December 15, 2015 until the close of business on the scheduled trading day immediately preceding June 1, 2016, holders may convert their June 2016 Convertible Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock, subject to the requirements of the June 2016 Indenture.

              The Convertible Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

              As of June 30, 2011, the Company was in material compliance with the terms of the indentures governing the Convertible Notes. See Note 5 to the Company's consolidated financial statements for the three and six months ended June 30, 2011 for more detail on the Convertible Notes.

PORTFOLIO VALUATION

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to the unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period, and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent accountants review our valuation process as part of their overall integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses reflected in the valuations currently assigned. See the factors set forth in "Risk Factors" included in our annual report on Form 10-K for the fiscal year ended December 31, 2010, including the risk factor entitled "Risk Factors—Risks Relating to our Investments—Recent unprecedented declines in market prices and liquidity in the corporate debt markets resulted in significant net unrealized depreciation of our portfolio in the recent past, reducing our net asset value, and such conditions may occur again in the future."

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and where applicable, independent third-party valuation firms.

              Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting for investments (see Note 8 to the Company's consolidated financial statements for the three and six months ended June 30, 2011). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10 (previously SFAS No. 141(R), Business Combinations), which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same at April 1, 2010 (see Note 15 to the Company's consolidated financial statements for the three and six months ended June 30, 2011).

OFF BALANCE SHEET ARRANGEMENTS

              The Company has various commitments to fund investments in its portfolio, as described below.

              As of June 30, 2011 and December 31, 2010, the Company had the following commitments to fund various revolving senior secured and subordinated loans, including commitments the funding of which is at (or substantially at) the Company's discretion:

	As of
(in millions)	June 30, 2011	December 31, 2010
Total revolving commitments	$447.4	$260.7
Less: funded commitments	(77.1)	(60.0)

Total unfunded commitments	370.3	200.7
Less: commitments substantially at discretion of the Company	(11.8)	(19.9)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(68.4)	(6.7)

Total net adjusted unfunded revolving commitments	$290.1	$174.1

              As of June 30, 2011, $375.1 million of the total revolving commitments extend beyond the maturity date of our Revolving Credit Facility. Included within the total revolving commitments as of June 30, 2011 are commitments to issue up to $7.5 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of June 30, 2011, the Company had $6.9 million in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $1.7 million expire in September 2011, $0.2 million expire in December 2011, $0.1 million expire in January 2012, $0.05 million expire in February 2012, and $4.8 million expire in June 2012.

              As of June 30, 2011 and December 31, 2010, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships:

	As of
(in millions)	June 30, 2011	December 31, 2010
Total private equity commitments	$181.3	$537.6
Less: funded private equity commitments	(67.0)	(104.3)

Total unfunded private equity commitments	114.3	433.3
Less: private equity commitments substantially at discretion of the Company	(103.9)	(400.4)

Total net adjusted unfunded private equity commitments	$10.4	$32.9

              As of June 30, 2011 and December 31, 2010, we had funded the SSLP with $731.7 million and $548.2 million, respectively, which the SSLP used to fund loans to its underlying portfolio companies. As of these dates, we had also committed to make available to the SSLP an additional $227.1 and $410.6 million, respectively, to fund additional loans. It is within our discretion to make these additional amounts available to the SSLP. In addition, all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by both GE and the Company. See Note 4 to the Company's consolidated financial statements for the three and six months ended June 30, 2011 for more information on the Company's investment in the SSLP.

              In the ordinary course of business, Allied Capital had issued guarantees on behalf of certain portfolio companies. Under these arrangements, payments would be required to be made to third parties if the portfolio companies were to default on their related payment. As part of the Allied Acquisition, the Company assumed such outstanding guarantees or similar obligations. As a result, as of each of June 30, 2011 and December 31, 2010, the Company had outstanding guarantees or similar obligations totaling $0.8 million.

              Further in the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, since the Allied Acquisition we have sold and currently continue to seek opportunities to sell certain of Allied Capital's equity investments larger than those we have historically made and controlled portfolio company equity investments. In connection with these sales (as well as certain other sales) we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

              As of June 30, 2011, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of June 30, 2011, there are no known issues or claims with respect to this performance guaranty.

RECENT DEVELOPMENTS

              As of September 30, 2011, since June 30, 2011 we had made new investment commitments of $1.4 billion, of which $1.1 billion were funded. Of these new commitments, 65% were in first lien senior secured debt, 21% were in second lien senior secured debt, 10% were in equity securities, and 4% were in investments in subordinated certificates of the SSLP. Of the $1.4 billion of new investment commitments, 96% were floating rate and 4% were fixed rate. The weighted average yield of debt and income producing securities funded during the period at amortized cost was 10.0%. We may seek to syndicate a portion of these new investment commitments to third parties, although there can be no assurance that we will be able to do so.

              As of September 30, 2011, since June 30, 2011 we had exited $971 million of investments. Of these investments, 63% were in first lien senior secured debt, 16% were in senior subordinated debt, 12% were in second lien senior secured debt, 7% were in equity securities, and 2% were in collateralized loan obligations. Of the $971 million of exited investments, 79% were floating rate investments, 12% were fixed rate investments, 7% were non-interest bearing and 2% were on non-accrual status. The weighted average yield of debt and income producing securities exited or repaid during the period at amortized cost was 10.2%. On the $971 million of investments exited since June 30, 2011, we recognized total net realized gains of approximately $48 million. Included within the $971 million of investments exited since June 30, 2011 were $105 million of investments acquired as part of the Allied Acquisition. We recognized net realized losses of approximately $16 million on the investments exited that were acquired as part of the Allied Acquisition.

              In addition, as of September 30, 2011, we had an investment backlog and pipeline of $610 million and $105 million, respectively. We may syndicate a portion of these investments and commitments to third parties. The consummation of any of the investments in this backlog and pipeline depends upon, among other things: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. We cannot assure you that we will make any of these investments or that we will syndicate any portion of such investments and commitments.

              On October 13, 2011, we and Ares Capital CP entered into an amendment to the Revolving Funding Facility to, among other things, increase the amount of the Revolving Funding Facility from $400 million to $500 million.

              In October 2011, the total available capital for the SSLP was increased from $5.1 billion to $7.7 billion. In connection with this increase, GE and Ares Capital agreed to make available to the SSLP up to $6.2 billion and $1.5 billion, respectively.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period, and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent accountants review our valuation process as part of their overall integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

              Effective January 1, 2008, the Company adopted ASC 820-10, which expands the application of fair value accounting for investments (see Note 8 to our consolidated financial statements for the year ended December 31, 2010 and the three and six months ended June 30, 2011). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10, which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same at April 1, 2010 (see Note 17 to our consolidated financial statements for the year ended December 31, 2010 and Note 15 to our consolidated financial statements for the three and six months ended June 30, 2011).

Interest and Dividend Income Recognition

              Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Payment-in-Kind Interest

              The Company has loans in its portfolio that contain PIK provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash.

Capital Structuring Service Fees and Other Income

              The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

    (1)
    Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

    (2)
    Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Accounting for Derivative Instruments

              The Company does not utilize hedge accounting and marks its derivatives to market through unrealized gains (losses) in the accompanying statement of operations.

Equity Offering Expenses

              The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

              Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

U.S. Federal Income Taxes

              The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

              Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes.

Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use newly issued shares to implement the dividend reinvestment plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the dividend reinvestment plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See "Risk Factors—Risks Relating to Our Business—We are exposed to risks associated with changes in interest rates."

              As of June 30, 2011, approximately 25% of the investments at fair value in our portfolio were at fixed rates, approximately 57% were at variable rates, 16% were non-interest earning and 2% were on non-accrual status. Additionally, for the investments at variable rates, 62% of the investments contained interest rate floors (representing 35% of total investments at fair value). The Revolving Credit Facility, the Revolving Funding Facility and the Debt Securitization all bear interest at variable rates with no interest rate floors, while the 2047 Notes, the 2040 Notes and the Convertible Notes bear interest at fixed rates.

              We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

              Based on our June 30, 2011 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense(1)	Net Income
Up 300 basis points	$39.1	$14.6	$24.5
Up 200 basis points	$21.7	$9.7	$12.0
Up 100 basis points	$7.3	$4.9	$2.4
Down 100 basis points	$(0.8)	$(1.0)	$0.2
Down 200 basis points	$(0.9)	$(1.0)	$0.1
Down 300 basis points	$(0.9)	$(1.0)	$0.1

(1)
As of June 30, 2011, we had no amounts outstanding under the Revolving Credit Facility.

              Based on our December 31, 2010 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$26.2	$16.3	$9.9
Up 200 basis points	$14.8	$10.9	$3.9
Up 100 basis points	$5.5	$5.4	$0.1
Down 100 basis points	$(1.5)	$(1.6)	$0.1
Down 200 basis points	$(1.9)	$(1.6)	$(0.3)
Down 300 basis points	$(2.3)	$(1.6)	$(0.7)

SENIOR SECURITIES
(dollar amounts in thousands, except per share data)

              Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of each fiscal year ended December 31 since we commenced operations and as of June 30, 2011. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2010, is attached as an exhibit to the registration statement of which this prospectus is a part. The "—" indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2011 (as of June 30, 2011, unaudited)	$—	$—	$—	N/A
Fiscal 2010	$146,000	$3,212.92	$—	N/A
Fiscal 2009	$474,144	$2,297.51	$—	N/A
Fiscal 2008	$480,486	$2,204.77	$—	N/A
Fiscal 2007	$282,528	$2,650.04	$—	N/A
Fiscal 2006	$193,000	$2,637.83	$—	N/A
Fiscal 2005	$—	$—	$—	N/A
Revolving Funding Facility
Fiscal 2011 (as of June 30, 2011, unaudited)	$348,679	$2,934.57	$—	N/A
Fiscal 2010	$242,050	$3,212.92	$—	N/A
Fiscal 2009	$221,569	$2,297.51	$—	N/A
Fiscal 2008	$114,300	$2,204.77	$—	N/A
Fiscal 2007	$85,000	$2,650.04	$—	N/A
Fiscal 2006	$15,000	$2,637.83	$—	N/A
Fiscal 2005	$18,000	$32,645.11	$—	N/A
Fiscal 2004	$55,500	$3,877.62	$—	N/A
Revolving Funding II Facility
Fiscal 2009	$—	$—	$—	N/A
Debt Securitization
Fiscal 2011 (as of June 30, 2011, unaudited)	$138,320	$2,934.57	$—	N/A
Fiscal 2010	$155,297	$3,212.92	$—	N/A
Fiscal 2009	$273,752	$2,297.51	$—	N/A
Fiscal 2008	$314,000	$2,204.77	$—	N/A
Fiscal 2007	$314,000	$2,650.04	$—	N/A
Fiscal 2006	$274,000	$2,637.83	$—	N/A
2011 Notes
Fiscal 2010	$296,258	$3,212.92	$—	$1,018
2012 Notes
Fiscal 2010	$158,108	$3,212.92	$—	$1,018
2040 Notes
Fiscal 2011 (as of June 30, 2011, unaudited)	$200,000	$2,934.57	$—	$981
Fiscal 2010	$200,000	$3,212.92	$—	$952
2047 Notes
Fiscal 2011 (as of June 30, 2011, unaudited)	$180,890	$2,934.57	$—	$924
Fiscal 2010	$180,795	$3,212.92	$—	$847
February 2016 Convertible Notes
Fiscal 2011 (as of June 30, 2011, unaudited)	$537,668	$2,934.57	$—	$1,053
June 2016 Convertible Notes
Fiscal 2011 (as of June 30, 2011, unaudited)	$214,585	$2,934.57	$—	$1,026

(1)
Total amount of each class of senior securities outstanding at carrying value at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit" (including for the 2040 Notes and the 2047 Notes, which were issued in $25 increments). The ratios depicted for each of the periods previously presented have been revised to reflect the current year methodology described above.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2011 Notes, the 2012 Notes, the 2040 Notes, the 2047 Notes, the February 2016 Convertible Notes and the June 2016 Convertible Notes. The average market value per unit for each of the 2011 Notes, the 2012 Notes, the 2040 Notes, the 2047 Notes, the February 2016 Convertible Notes and the June 2016 Convertible Notes is based on the average daily quoted prices of such notes and is expressed per $1,000 of indebtedness (including for the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

BUSINESS

GENERAL

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $13 billion of total committed capital under management as of June 30, 2011, including available debt capacity (subject to leverage and borrowing base restrictions), vehicles directly or indirectly managed or co-managed by us or one of our wholly owned subsidiaries and vehicles managed or sub-managed by our wholly owned portfolio company IHAM.

              We are externally managed by our investment adviser, Ares Capital Management, a wholly owned subsidiary of Ares Management, a global alternative asset manager and a SEC registered investment adviser with approximately $41 billion of total committed capital under management as of June 30, 2011. Our administrator, a wholly owned subsidiary of Ares Management, provides the administrative services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger companies. In this prospectus, we generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              On April 1, 2010, we consummated the Allied Acquisition in an all stock merger whereby each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments have generally ranged between $20 million and $250 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow with our capital availability.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, which included equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of the assets that were acquired in the Allied Acquisition, particularly non-yielding equity investments, as well as lower or non-yielding debt investments and investments that may not be core to our investment strategy, and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity" for further information on the rotation of investments acquired as part of the Allied Acquisition.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount to third parties, such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market.

              The first and second lien senior loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not initially rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's Ratings Services). We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms of Ares to provide us with attractive investments. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 13 years and its senior principals have an average of over 20 years experience investing in senior loans, high yield bonds, mezzanine debt and private equity securities. The Company has access to the Ares staff of approximately 170 investment professionals and approximately 145 administrative professionals who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations.

              Since our initial public offering on October 8, 2004 through June 30, 2011, our realized gains have exceeded our realized losses by $106.8 million (excluding the one-time gain on the Allied Acquisition and gains/losses from the extinguishment of debt and other assets). For this same time period, our portfolio exits have resulted in an aggregate cash flow realized internal rate of return to us of approximately 15% (based on original cash invested of $3.8 billion and total proceeds from such exits of $4.6 billion). Approximately 78% of the exits resulted in an aggregate cash flow internal rate of return to us of 10% or greater. Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These internal rate of return results are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in opportunistic investments in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies outside of the United States, entities that are operating pursuant to certain exceptions to the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for in the Investment Company Act.

              We and GE also co-invest through the SSLP, an unconsolidated vehicle. The SSLP was initially formed in December 2007 to co-invest in "stretch senior" and "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies and, as of June 30, 2011, had approximately $5.1 billion of available capital, approximately $3.5 billion in aggregate principal amount of which was funded as of June 30, 2011. At June 30, 2011, we had agreed to make available to the SSLP approximately $1 billion, of which approximately $200 million was unfunded. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by both an affiliate of GE and the Company.

              We also manage an unconsolidated fund, the AGILE Fund, which had approximately $65.4 million of total committed capital under management as of June 30, 2011.

              In addition, our portfolio company IHAM manages (or sub-manages) the IHAM Vehicles, which are described in more detail under "—Investments—Managed Vehicles" below. We have also made direct investments in securities of certain of these vehicles. As of June 30, 2011, IHAM had total committed capital under management of approximately $3.4 billion, which included approximately $0.4 billion invested by Ares Capital in IHAM or securities issued by the IHAM Vehicles.

About Ares

              Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $41 billion of total committed capital under management and over 380 employees as of June 30, 2011.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the origination, acquisition and management of senior loans, high yield bonds, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle-market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

              Ares is comprised of the following groups:

  •
  Private Debt Group.  The Ares Private Debt Group manages the assets of Ares Capital, the IHAM Vehicles, Ares Credit Strategies Fund II, L.P., Ares Credit Strategies Fund III, L.P. and Ares' private debt middle-market financing business in Europe, ACE, which together had approximately $15 billion of total committed capital under management as of June 30, 2011, including capital which may be committed for investment both directly and through certain financial services portfolio companies of the Company. The Ares Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt, which in some cases may include an equity component. The Ares Private Debt Group also makes equity investments in private middle-market companies, usually in conjunction with a concurrent debt investment.

  •
  Capital Markets Group.  The Ares Capital Markets Group had approximately $20 billion of total committed capital under management as of June 30, 2011 through a variety of funds and investment vehicles, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Equity Group.  The Ares Private Equity Group had approximately $6 billion of total committed capital under management as of June 30, 2011, primarily through ACOF. ACOF generally makes private equity investments in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. In particular, the Ares Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and certain high net worth individuals investing in Ares' funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 55 U.S.-based investment professionals led by the senior partners of the Ares Private Debt Group: Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell Goldstein, Michael Smith and Gordon Watters. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares has approximately 170 investment professionals covering current investments in more than 1,000 companies across over 30 industries. Ares Capital Management's investment committee has nine members, including the senior partners of the Ares Private Debt Group and senior partners in the Ares Capital Markets Group and the Ares Private Equity Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies. Specifically:

  •
  We believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, commercial and investment banks are limited in their ability to underwrite and syndicate bank loans and high yield securities for middle-market issuers as they seek to build capital and reduce leverage, resulting in opportunities for alternative funding sources and therefore higher new-issue market opportunities.

  •
  We believe that there is a lack of market participants that are willing to not only underwrite but also hold loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without syndicating them is a competitive advantage.

  •
  We believe there is a large pool of uninvested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources, such as the Company.

  •
  A high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              As of June 30, 2011, Ares managed approximately $41 billion of total committed capital under management in the related asset classes of non-syndicated first and second lien senior loans, syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital. Specifically, the Ares platform provides the Company an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit the investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              Ares' senior professionals have an average of more than 20 years of experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. The investment professionals in the Ares Private Debt Group and members of our investment adviser's investment committee also have significant experience originating and investing across market cycles. As a result of Ares' extensive investment experience and the history of its seasoned management team, Ares has developed a strong reputation across U.S. and European capital markets. We believe that Ares' long history in the leveraged loan market and the extensive experience of its principals originating and investing across market cycles provides Ares Capital with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Experience and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Private Debt Group works closely with Ares' other investment professionals, who together currently oversee a portfolio of investments in over 1,000 companies across over 30 industries, and provide access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 20 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

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  industries with positive long-term dynamics that have performed through the credit cycle;

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  businesses and industries with cash flows that are dependable and predictable, including those that have strategic M&A value;

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  management teams with demonstrated track records and appropriate economic incentives;

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  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with favorable terms and covenants; and

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  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 30 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

Flexible Transaction Structuring and Scale

              We believe that being one of the largest BDCs with approximately $13 billion of total committed capital under management as of June 30, 2011, including available debt capacity (subject to leverage and borrowing base restrictions), vehicles directly or indirectly managed or co-managed by us or one of our wholly owned subsidiaries and vehicles managed or sub-managed by certain financial services portfolio companies makes us a more desirable capital provider, especially in competitive markets. We are flexible in structuring investments, including the types of investments and the terms associated with such investments. Ares has extensive experience investing in a wide variety of structures for companies with a diverse set of terms and conditions. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the ability to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management, which is wholly owned by Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to invest in any portfolio company in which funds managed by Ares or any of its downstream affiliates (including Ares Capital Management) (other than Ares Capital and its downstream affiliates) currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares or any of its downstream affiliates (including Ares Capital Management), subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. We have applied for an exemptive order from the SEC that would permit us to co-invest with funds managed by Ares or its downstream affiliates (including Ares Capital Management). Any such order will be subject to certain terms and conditions. There is no assurance that the application for exemptive relief will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with funds managed by Ares or any of its downstream affiliates (including Ares Capital Management). See "Risk Factors—Risks Relating to Our Business—We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted."

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant respects. As a BDC and a RIC for tax purposes, we are dependent on our ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as RICs and avoid corporate-level U.S. income tax. This requirement, in turn, prevents us from using earnings to support our operations including making new investments. Further, BDCs must have at least 200% asset coverage in order to incur debt or issue preferred stock (which we refer to collectively as "senior securities"), which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Our Facilities also require that we maintain asset coverage of 200%.

INVESTMENTS

Ares Capital Corporation Portfolio

              We have built an investment portfolio of primarily first and second lien loans, mezzanine debt and, to a lesser extent, equity investments in private middle-market companies. Our portfolio is well diversified by industry sector and its concentration to any single issuer is limited. Our investments have generally ranged between $20 million to $250 million each, although the investment size may be more or less than this range depending on capital availability. To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, which included equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of the assets that were acquired in the Allied Acquisition, particularly non-yielding equity investments, as well as lower or non-yielding debt investments and investments that may not be core to our investment strategy, and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity" for further information on the rotation of investments acquired as part of the Allied Acquisition.

              In addition, the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount to third parties prior to closing such investment, such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market.

              We make senior secured loans primarily in the form of first and/or second lien loans. Our first and second lien loans generally have terms of three to 10 years. Such first and second lien loans are granted a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Senior secured loans are generally exposed to the least amount of credit risk because they typically hold a senior position with respect to scheduled interest and principal payments and security interests in assets of the borrower. However, unlike mezzanine debt, senior secured loans typically do not receive any stock, warrants to purchase stock or other yield enhancements. Senior secured loans may include revolving lines of credit, senior term loans, senior syndicated loans and senior last-out tranche loans.

              Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior loans and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior loans, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of an equity co-investment and/or warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally yields a higher return than senior secured debt. The equity co-investment and warrants associated with mezzanine debt typically allow lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Equity issued in connection with mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              In making an equity investment, in addition to considering the factors discussed below under "—Investment Selection," we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              Our principal focus is investing in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity capital, of private middle-market companies in a variety of industries. We generally seek to invest in companies in the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which we have invested:

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  Business Services

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  Consumer Products

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  Education

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  Financial Services

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  Food and Beverage

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  Healthcare Services

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  Investment Funds and Vehicles

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  Manufacturing

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  Retail

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  Restaurants and Food Services

              However, we may invest in other industries if we are presented with attractive opportunities.

              The industrial and geographic compositions of our portfolio at fair value as of June 30, 2011 and December 31, 2010 were as follows:

	As of
Industry	June 30, 2011	December 31, 2010
Investment Funds and Vehicles(1)	20.0%	21.4%
Healthcare Services	16.2	15.6
Business Services	10.7	12.6
Manufacturing	10.2	4.2
Restaurants and Food Services	8.0	8.8
Financial Services	6.9	6.7
Education	6.4	5.2
Consumer Products	6.1	8.3
Other Services	4.2	3.3
Telecommunications	2.6	2.5
Environmental Services	2.1	0.8
Retail	1.3	2.4
Food and Beverage	1.2	2.4
Wholesale Distribution	1.2	1.3
Commercial Real Estate	1.1	1.5
Other	1.8	3.0

Total	100.0%	100.0%

(1)
Includes our investment in the SSLP, which represented 16.0% and 13.0% of the Company's total portfolio at fair value as of June 30, 2011 and December 31, 2010, respectively. The SSLP had issued loans to 23 and 20 different issuers as of June 30, 2011 and December 31, 2010, respectively. The portfolio companies in the SSLP are in industries similar to the companies in our portfolio.

	As of
Geographic Region	June 30, 2011	December 31, 2010
West	43.6%	34.5%
Southeast	17.6	16.5
Midwest	17.2	20.2
Mid-Atlantic	16.4	24.4
Northeast	3.6	1.4
International	1.6	3.0

Total	100.0%	100.0%

              As of June 30, 2011, 3.5% of total investments at amortized cost (or 1.6% of total investments at fair value), were on non-accrual status, including 1.6% of total investments at amortized cost (or 1.0% of total investments at fair value) of investments acquired as part of the Allied Acquisition. As of December 31, 2010, 3.8% of total investments at amortized cost (or 1.3% of total investments at fair value), were on non-accrual status, including 1.5% of total investments at amortized cost (or 1.0% of total investments at fair value) of investments acquired as part of the Allied Acquisition.

              In addition to such investments, we may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may invest in debt of middle-market companies located outside of the United States, in investment funds that are operating pursuant to certain exceptions to the Investment Company Act, in advisers to similar investment funds and in debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the Investment Company Act. We expect that these public companies generally will have debt that may be non-investment grade. From time to time, we may also invest in high yield bonds, which, depending on the issuer, may or may not be included in the 30% basket.

Managed Vehicles

              We have made investments in our portfolio company, IHAM, which manages 10 unconsolidated senior debt vehicles: Ivy Hill Middle Market Credit Fund, Ltd., Ivy Hill Middle Market Credit Fund II, Ltd. and Ivy Hill Senior Debt Fund, L.P., Knightsbridge CLO 2007-1, Ltd. and Knightsbridge CLO 2008-1, Ltd., Emporia Preferred Funding I, Ltd., Emporia Preferred Funding II, Ltd. and Emporia Preferred Funding III, Ltd. and Ares Private Debt Strategies Fund II, L.P. and Ares Private Debt Strategies Fund III, L.P. In addition, IHAM serves as the sub-adviser/sub-manager for four others: CoLTS 2005-1 Ltd., CoLTS 2005-2 Ltd. and CoLTS 2007-1 Ltd. and FirstLight Funding I, Ltd. As of June 30, 2011, IHAM had total committed capital under management of approximately $3.4 billion, which includes approximately $0.4 billion invested by Ares Capital in IHAM or vehicles managed by IHAM. We have also made direct investments in debt securities of certain of these vehicles.

              Certain vehicles managed by IHAM have also purchased investments from us at fair value at the time of the transactions, including approximately $39 million, $113 million, $46 million and $68 million for the three months ending June 30, 2011 and the years ending December 31, 2010, 2009 and 2008, respectively.

              IHAM is party to the IHAM administration agreement with our administrator, Ares Operations. Pursuant to the IHAM administration agreement, our administrator provides IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, and the services of certain personnel to perform research and related services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses our administrator for all of the actual costs associated with such services, including its allocable portion of our administrator's overhead and the cost of our administrator's officers and respective staff in performing its obligations under the IHAM administration agreement.

              We also manage the AGILE Fund, an unconsolidated fund that had approximately $65.4 million of total committed capital under management as of June 30, 2011. At June 30, 2011, our investment in the AGILE Fund was $0.2 million at fair value, including an unrealized loss of $0.1 million.

Allied Acquisition

              On October 26, 2009, we entered into a definitive agreement to acquire Allied Capital in an all stock transaction. On April 1, 2010, we completed the Allied Acquisition by acquiring the outstanding shares of Allied Capital in exchange for shares of our common stock in a transaction valued at approximately $908 million as of the closing date. Concurrently with the completion of the Allied Acquisition, we repaid in full the $137 million of remaining principal amounts outstanding on Allied Capital's $250 million senior secured term loan. We also assumed all of Allied Capital's other outstanding debt obligations, including approximately $745 million in aggregate principal amount outstanding of Allied Capital's unsecured notes.

              Under the terms of the Allied Acquisition, each Allied Capital stockholder received 0.325 shares of our common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.5 million shares of our common stock (including the effect of outstanding in-the money Allied Capital stock options) were issued to Allied Capital's then-existing stockholders, resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              The Allied Acquisition was accounted for in accordance with the acquisition method of accounting as detailed in ASC 805-10. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, if the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. Upon completion of our determination of the fair value of Allied Capital's identifiable net assets as of April 1, 2010, the fair value of such net assets exceeded the fair value of the consideration transferred, resulting in the recognition of a gain. The valuation of the investments acquired as part of the Allied Acquisition was done in accordance with Ares Capital's valuation policy.

              Set forth below is the allocation of the purchase price to the assets acquired and liabilities assumed in connection with the Allied Acquisition:

(in millions)
Common stock issued	$872.7
Payments to holders of "in-the-money" Allied Capital stock options	35.0 (1)

Total purchase price	$907.7

Assets acquired:
Investments	$1,833.8
Cash and cash equivalents	133.5
Other assets	80.1

Total assets acquired	2,047.4
Debt and other liabilities assumed	(943.8)

Net assets acquired	1,103.6

Gain on Allied Acquisition	(195.9)

$907.7

(1)
Represents cash payment for holders of any "in-the-money" Allied Capital stock options that elected to receive cash.

              Prior to the completion of the Allied Acquisition we purchased $340 million of assets from Allied Capital in arm's length transactions. Additionally, during the same period of time, IHAM purchased $69 million of assets from Allied Capital, also in arm's length transactions.

              We intend to actively seek opportunities over time to dispose of certain of the assets that were acquired in the Allied Acquisition, particularly non-yielding equity investments, as well as lower or non-yielding debt investments and investments that may not be core to our investment strategy, and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity" for further information on the rotation of investments acquired as part of the Allied Acquisition.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over the past 21 years and has remained consistent and relevant throughout a number of economic cycles. We are managed using a similar investment philosophy used by the investment professionals of Ares in Ares' private investment funds.

              This investment philosophy involves, among other things:

  •
  an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

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  company-specific research and analysis; and

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  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. We follow a rigorous investment process based on:

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  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

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  an evaluation of management and its economic incentives;

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  an analysis of business strategy and industry trends; and

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  an in-depth examination of capital structure, financial results and projections.

              We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

Intensive Due Diligence

              The process through which an investment decision is made involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Approximately 30-40% of the investments initially reviewed by us proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally undertaken include:

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  meeting with the target company's management to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

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  checking management's backgrounds and references;

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  performing a detailed review of historical financial performance and the quality of earnings;

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  visiting headquarters and company operations and meeting with top and middle-level executives;

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  contacting customers and vendors to assess both business prospects and standard practices;

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  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

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  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives (including Wall Street research, industry association literature and general news);

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  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

  •
  investigating legal risks and financial and accounting systems.

Selective Investment Process

              After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to an underwriting committee, which is comprised of the senior partners of the Ares Private Debt Group. However, the portfolio managers of Ares Capital Management are responsible for the day-to-day management of our portfolio.

              After the investment is approved by the underwriting committee, a more extensive due diligence process is employed by the transaction team. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis. Approximately 7-10% of all investments initially reviewed by us will be presented to the investment committee. Approval of an investment for funding requires the approval of the majority of the investment committee of Ares Capital Management, although unanimous consent is sought.

Issuance of Formal Commitment

              Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and/or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. Approximately 5-7% of the investments initially reviewed by us eventually result in the issuance of formal commitments.

Debt Investments

              We invest in portfolio companies primarily in the form of first and second lien senior loans and mezzanine debt. The first and second lien senior loans generally have terms of three to 10 years. We obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of the first and second lien senior loans. This collateral generally takes the form of first or second priority liens on the assets of a portfolio company.

              We structure our mezzanine investments primarily as unsecured subordinated loans that provide for relatively high fixed interest rates that provide us with significant current interest income. The mezzanine debt investments generally have terms of up to 10 years. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be collateralized by a subordinated lien on some or all of the assets of the borrower.

              In some cases, our debt investments may provide for a portion of the interest payable to be PIK interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

              In the case of our first and second lien senior loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

  •
  targeting a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  incorporating "put" rights, call protection and LIBOR floors into the investment structure; and

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  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              We generally require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (a) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow, (b) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures and (c) indebtedness incurrence prohibitions, limiting a company's ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures we may be able to prevent a company from changing the nature of its business or capitalization without our consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity Investments

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, which included equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of the assets that were acquired in the Allied Acquisition, particularly non-yielding equity investments, as well as lower or non-yielding debt investments and investments that may not be core to our investment strategy, and generally rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity" for further information on the rotation of investments acquired as part of the Allied Acquisition.

ON-GOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              We closely monitor each investment we make, maintain a regular dialogue with both the management team and other stakeholders and seek specifically tailored financial reporting. In addition, senior investment professionals may take board seats or obtain board observation rights for our portfolio companies. As of June 30, 2011, of our 148 portfolio companies, we were entitled to board seats or board observation rights on 59% of these companies.

              We seek to exert significant influence post-investment, in addition to covenants and other contractual rights and through board participation, when appropriate, by actively working with management on strategic initiatives. We often introduce managers of companies in which we have invested to other portfolio companies to capitalize on complementary business activities and best practices.

              Our investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non- compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the cost of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is not anticipated that we will be repaid in an amount equal to our full initial cost basis. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company.

              Each investment acquired in the Allied Acquisition was initially assessed a grade of 3 (i.e., the grade we generally assign a portfolio company at origination or acquisition) on April 1, 2010, the date of initial acquisition, reflecting the relative risk to our initial cost basis of such investments. Our investment adviser grades the investments in our portfolio at least each quarter and it is possible that the grade of certain of these portfolio investments may be reduced or increased over time.

              As of June 30, 2011, the weighted average grade of our portfolio was 3.1. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity."

MANAGERIAL ASSISTANCE

              As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

COMPETITION

              Our primary competitors include public and private funds, commercial and investment banks, commercial financing companies and private equity funds, each of which we compete with for financing opportunities. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Ares Capital. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business—We operate in a highly competitive market for investment opportunities."

              We believe that the relationships of the members of our investment adviser's investment committees and of the senior principals of Ares enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. We believe that Ares' professionals' deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. We use the industry information of Ares' investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies.

MARKET CONDITIONS

              Due to the volatility in global markets, the availability of capital and access to capital markets has been limited over the last several years. As the global liquidity situation and market conditions evolve, we will continue to monitor and adjust our approach to funding accordingly. However, given the unprecedented nature of the recent volatility in the global markets and the uncertainty around the strength of the U.S. economic recovery, there can be no assurance that these activities will be successful. While levels of market disruption and volatility have improved, there can be no assurance that adverse market conditions will not repeat themselves. If they do, we could face materially higher financing costs. Consequently, our operating strategy could be materially and adversely affected. See "Risk Factors—Risks Relating to Our Business—Capital markets have recently been in a period of disruption and instability. These market conditions materially and adversely affected debt and equity capital markets in the United States, which had, and may in the future have, a negative impact on our business and operations."

              In connection with the prior depressed market conditions of the general economy, the stocks of BDCs as an industry have in the past traded at near historic lows as a result of concerns over liquidity, credit quality, leverage restrictions and distribution requirements. In some cases, certain BDCs became "forced sellers" of assets, defaulted on their indebtedness, decreased their distributions to stockholders or announced share repurchase programs. We cannot assure you that the market pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser or our administrator, each of which is a wholly owned subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. Our day-to-day investment activities are managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our investment adviser or our administrator. Our investment adviser has approximately 55 U.S.-based investment professionals who focus on origination, transaction development, investment and the ongoing monitoring of our investments. See "Management—Investment Advisory and Management Agreement." We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, Ares Capital does not have a formal employee relations policy.

PROPERTIES

              We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 245 Park Avenue, 44th Floor, New York, New York 10167. We rent the office space directly from a third party pursuant to a lease that expires in February 2026. We also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM will sublease approximately 15% and 20%, respectively, of this office space, for a fixed rent equal to 15% and 20%, respectively, of the basic annual rent payable by us under the office lease, plus certain additional costs and expenses.

LEGAL PROCEEDINGS

              We are party to certain lawsuits in the normal course of business. Allied Capital was also involved in various legal proceedings, which we assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, we do not expect these matters will materially affect our business, financial condition or results of operations.

PORTFOLIO COMPANIES

              The following table describes each of the businesses included in our portfolio and reflects data as of June 30, 2011. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

              We have indicated by footnote portfolio companies (a) where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be "controlled" by us under the Investment Company Act and (b) where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an "affiliated person" under the Investment Company Act. We directly or indirectly own less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. We offer to make significant managerial assistance to certain of our portfolio companies. We may also receive rights to observe the meetings of our portfolio companies' boards of directors.

ARES CAPITAL AND SUBSIDIARIES
PORTFOLIO COMPANIES
As of June 30, 2011 (unaudited)
(dollar amounts in thousands)

Company	Industry	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2011	Fair Value
10th Street, LLC(3) 5 North 11th Street Brooklyn, NY 11211	Real estate holding company	Senior subordinated loan Member interest Option	8.93% Cash, 4.07% PIK	11/2/2014	10.00% 50.10%	$ $ $	23,723 552 25
ADF Capital, Inc. & ADF Restaurant Group, LLC 165 Passaic Avenue Fairfield, NJ 07004	Restaurant owner and operator	Senior secured revolving loan Senior secured loan Senior secured loan Promissory note Warrants	6.50% (Libor + 3.50%/Q) 6.50% (Libor + 3.50%/Q) 12.50% (Libor + 9.50%/Q)	11/27/2013 11/27/2013 11/27/2014 11/27/2016	83.33%	$ $ $ $ $	2,118 13,777 20,819 12,560 —	(5) (2)
AGILE Fund I, LLC(4) 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Investment partnership	Member interest			0.50%		$150
AllBridge Financial, LLC(4) 13760 Noel Road, Suite 1100 Dallas, TX 75240	Asset management services	Equity interest			100.00%		$16,081
Allied Capital REIT, Inc.(4) 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Real estate investment trust	Real estate equity interests Real estate equity interests			80.00% 100.00%	$ $	429 —
American Academy Holdings, LLC 2480 South 3850 West, Suite B Salt Lake City, UT 84120	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare providers	Senior secured revolving loan Senior secured loan	9.50% (Libor + 8.50%/Q) 9.50% (Libor + 8.50%/Q)	3/18/2016 3/18/2016		$ $	1,000 81,289	(6)
American Broadband Communications, LLC and American Broadband Holding Company 401 N. Tryon Street, 10th Floor Charlotte, NC 28202	Broadband communication services	Senior secured loan Senior subordinated loan Senior subordinated loan Warrants	7.50% (Libor + 5.50%/M) 12.00% Cash, 2.00% PIK 10.00% Cash, 4.00% PIK	9/1/2013 11/7/2014 11/7/2014	17.00%	$ $ $ $	26,889 43,520 26,400 8,398	(2)
American Commercial Coatings, Inc. 2008 Cypress Street Paris, KY 40362	Real estate property	Commercial mortgage loan	—	12/1/2025			$1,776

Company	Industry	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2011	Fair Value
Anthony, Inc. 12391 Montero Ave. Sylmar, CA 91342	Manufacturer of refrigeration glass doors and related products	Senior secured revolving loan Senior secured revolving loan Senior secured loan	5.13% (Libor + 4.00%/M) 6.25% (Base Rate + 3.00%/Q) 8.25% (Base Rate + 5.00%/Q)	6/15/2017 6/15/2017 6/15/2017		$ $ $	3,000 3,400 245,000	(7) (7)
AP Global Holdings, Inc. 1043 North 47th Avenue Phoenix, AZ 85043	Safety and security equipment manufacturer	Senior secured loan	3.94% (Libor + 3.75%/M)	10/26/2013			$6,274
Apple & Eve, LLC and US Juice Partners, LLC(3) 2 Seaview Blvd Port Washington, NY 11050	Juice manufacturer	Senior secured revolving loan Senior secured loan Senior units	— 12.00% (Libor + 9.00%/M)	10/1/2013 10/1/2013	8.74%	$ $ $	— 27,501 4,806	(8)
Aquila Binks Forest Development, LLC 15430 Endeavour Drive Jupiter, FL 33478	Real estate developer	Commercial mortgage loan Real estate equity interests		6/1/2011	85.00%	$ $	4,957 —
Athletic Club Holdings, Inc. 5201 East Tudor Road Anchorage, AL 99507	Premier health club operator	Senior secured loan	4.69% (Libor + 4.50%/M)	10/11/2013			$18,188
Augusta Sportswear, Inc. 425 Park West Drive Grovetown, GA 30813	Manufacturer of athletic apparel	Senior secured loan	8.50% (Libor + 7.50%/Q)	7/30/2015			$9,137
Aviation Properties Corporation(4) 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Aviation services	Common stock			100.00%		$—
AWTP, LLC(4) 2080 Lunt Avenue Elk Grove Village, IL 60007	Water treatment services	Junior secured loan Junior secured loan Membership interest	5.00% Cash, 5.00% PIK 15.00% PIK	6/23/2015 6/23/2015	90.00%	$ $ $	4,008 5,028 49
Axium Healthcare Pharmacy, Inc. 550 Technology Park Lake Mary, FL 32746	Specialty pharmacy provider	Senior subordinated loan	8.00%	3/31/2015			$3,160
BECO Holding Company, Inc. 10926 David Taylor Drive, Suite 300 Charlotte, NC 28262	Wholesale distributor of first response fire protection equipment and related parts	Common stock			2.39%		$2,536
BenefitMall Holdings Inc.(4) 4851 LBJ Freeway, Suite 1100 Dallas, TX 75244	Employee benefits broker services company	Senior subordinated loan Common stock Warrants	18.00%	6/30/2014	68.10% 100.00%	$ $ $	40,326 54,430 —	(2)
Bushnell Inc. 9200 Cody Overland Park, KS 66214	Sports optics manufacturer	Junior secured loan	6.80% (Libor + 6.50%/Q)	2/24/2014			$36,366
Callidus Capital Corporation(4) 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Asset management services	Common stock			100.00%		$2,712
Campus Management Corp. and Campus Management Acquisition Corp. c/o Leeds Equity Partner's LLC(3) 350 Park Avenue, 23rd Floor New York, NY 10022	Education software developer	Preferred stock			16.75%		$14,431
Carlisle Wide Plank Floors, Inc. 1676 Route 9 Stoddard, NH 03464	Hardwood floor manufacturer	Member interest			3.31%		$—
CCS Group Holdings, LLC 3343 Perimeter Hill Drive, Suite 300 Nashville, TN 37211	Correctional facility healthcare operator	Class A units			1.41%		$878
Charter Baking Company, Inc. 3300 Walnut Street, Unit C Boulder, CO 80301	Baked goods manufacturer	Senior subordinated loan Preferred stock	16.00% PIK	2/6/2013	3.05%	$ $	7,111 1,500
CIC Flex, LP 60 South Sixth Street, Suite 3720 Minneapolis, MN 55402	Investment partnership	Limited partnership units			14.28%		$2,512
Ciena Capital LLC(4) 1633 Broadway, 39th Floor New York, NY 10019	Real estate and small business loan servicer	Senior secured revolving loan Senior secured loan Equity interests	6.00% 12.00%	12/31/2013 12/31/2015	100.00%	$ $ $	14,000 32,000 30,424	(9)

Company	Industry	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2011	Fair Value
CitiPostal Inc.(4) 5 North 11th Street Brooklyn, NY 11211	Document storage and management services	Senior secured revolving loan Senior secured revolving loan Senior secured loan Senior subordinated loan Common stock	6.50% (Libor + 4.50%/M) 6.75% (Base Rate + 3.25%/M) 8.50% Cash, 5.50% PIK	12/21/2013 12/21/2013 12/21/2013 12/21/2015	63.10%	$ $ $ $ $	1,950 1,250 50,231 5,897 —	(27) (27)
Cleveland East Equity, LLC 26300 Harvard Road Warrensville Heights, OH 44122	Hotel operator	Real estate equity interests			50.00%		$2,647
Commercial Credit Group, Inc. 121 West Trade Street, Suite 2100 Charlotte, NC 28202	Commercial equipment finance and leasing company	Senior subordinated loan	15.00%	6/30/2015			$19,500
Commons R-3, LLC 5555 Glenridge Connector, Suite 700 Atlanta, GA 30342	Real estate developer	Real estate equity interests			20.00%		$—
Community Education Centers, Inc. 35 Fairfield Place West Caldwell, NJ 07006	Offender re-entry and in-prison treatment services provider	Senior secured loan Senior secured loan Junior secured loan Warrants	6.25% (Libor + 5.25%/Q) 7.50% (Base Rate + 4.25%/Q) 15.28% (Libor + 11.00% Cash, 4.00% PIK/M)	12/13/2014 12/13/2014 12/13/2015	12.50%	$ $ $ $	19,231 769 40,580 925	(2)
Compass Group Diversified Holdings, LLC 61 Wilton Road, 2nd Floor Westport, CT 06880	Middle market business manager	Senior secured revolving loan	2.69% (Libor + 2.50%/M)	12/7/2012			$1,103	(28)
Component Hardware Group, Inc. 1890 Swarthmore Avenue Lakewood, NJ 08701	Commercial equipment manufacturer	Junior secured loan Senior subordinated loan Warrants	7.00% Cash, 3.00% PIK 7.50% Cash, 5.00% PIK	12/31/2014 12/31/2014	20.00%	$ $ $	3,060 10,333 2,360	(2)
Cook Inlet Alternative Risk, LLC 10 British American Blvd. Latham, NY 12110	Risk management services	Senior secured loan Member interest	8.50%	4/3/2013	3.17%	$ $	37,500 —
Coverall North America, Inc.(4) 5201 Congress Avenue, Suite 275 Boca Raton, FL 33487	Commercial janitorial service provider	Subordinated notes	10.00% Cash, 2.00% PIK	2/22/2016			$9,338
Covestia Capital Partners, LP 11111 Santa Monica Blvd , Suite 1620 Los Angeles, CA 90025	Investment partnership	Limited partnership interest			47.00%		$1,065
Crescent Hotels & Resorts, LLC and affiliates(4) 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Hotel operator	Senior secured loan Senior subordinated loan Senior subordinated loan Senior subordinated loan Senior subordinated loan Senior subordinated loan Preferred equity interest Preferred equity interest Common equity interest Member interests Member interests Member interests Member interests Member interests	10.00%	6/30/2010 1/11/2012 6/1/2017 9/19/2012 3/25/2013 9/8/2011	51.00% 12.83% 100.00% 93.35% 85.40% 90.00% 72.64% 84.60%	$ $ $ $ $ $ $ $ $	444 459 801 673 29 — 18 16 — —
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(3) 8901 Farrow Rd Columbia, SC 29203	Healthcare analysis services	Senior secured loan Class A common stock Class C common stock	7.75% (Libor + 6.50%/Q)	3/15/2017	4.49% 20.00%	$ $ $	14,962 10,828 1,730
DI Safford, LLC 420 East Hwy 70 Safford, AZ 85546	Hotel operator	Commercial mortgage loan		5/12/2032			$2,400
Dialog Telecom LLC 756 Tyvola Road, Suite 100 Charlotte, NC 28217	Broadband communication services	Senior secured loan	8.50% (Libor + 4.00% Cash, 4.00% PIK/Q)	12/31/2012			$16,018
Digital Videostream, LLC 2600 West Olive Avenue, Suite 100 Burbank, CA 91505	Media content supply chain services company	Senior secured loan Convertible subordinated loan	10.00% Cash, 1.00% PIK 10.00% PIK	2/9/2012 2/9/2016		$ $	4,210 5,818
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(3) 8450 Broadway Merrillville, IN 46410	Membership based buying club franchisor and operator	Junior secured note Partnership interests Limited partnership interest	12.00%	2/1/2017	19.31% 4.58%	$ $ $	13,120 — —

Company	Industry	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2011	Fair Value
Distant Lands Trading Co. 801 Houser Way North Renton, WA 98055	Coffee manufacturer	Class A common stock Class A-1 common stock			3.32% 8.27%		$786 -
Diversified Collections Services, Inc. 333 North Canyons Pkwy. Livermore, CA 94551	Collections services	Senior secured loan Senior secured loan Preferred stock Common stock Common stock	7.50% (Libor + 5.50%/Q) 13.75% (Libor + 11.75%/Q)	3/31/2012 9/30/2012	0.68% 2.23% 0.56%	$ $ $ $ $	6,175 36,000 299 1,980 555
Diversified Mercury Communications, LLC 520 Broadway, Suite 400 Santa Monica, CA 90401	Business media consulting services	Senior secured loan	10.00% (Base Rate + 6.50%/Q)	3/28/2013			$1,407
Driven Brands, Inc.(3) 128 S. Tryon St., Ste 900 Charlotte, NC 28202	Automotive aftermarket car care franchisor	Senior secured loan Senior secured loan Common stock	6.50% (Libor + 5.00%/M) 7.00% (Base Rate + 3.75%/M)	10/20/2014 10/20/2014	6.70%	$ $ $	3,480 164 7,377
DSI Renal Inc.(3) 511 Union Street Suite 1800 Nashville, TN 37219	Dialysis provider	Senior secured revolving loan Senior secured loan Senior subordinated loan Common units	— 8.50% (Libor + 6.50%/M) 16.00%	3/31/2013 3/31/2013 4/7/2014	37.54%	$ $ $ $	— 9,307 69,009 43,125	(11)
Dynamic India Fund IV, LLC International Financial Services Limited IFS Court, Twenty Eight Cybercity, Ebene, Mauritius	Investment company	Member interest			5.44%		$4,728
EarthColor, Inc.(4) 249 Pomeroy Road Parsippany, NJ 07054	Printing management services	Common stock			86.30%		$—
eInstruction Corporation 308 N. Carroll Blvd. Denton, TX 76201	Developer, manufacturer and retailer of educational products	Junior secured loan Senior subordinated loan Common stock	7.69% (Libor + 7.50%/Q) 16.00% PIK	7/2/2014 1/2/2015	2.40%	$ $ $	13,260 18,893 72
ELC Acquisition Corporation 2 Lower Ragsdale Drive Monterey, CA 93940	Developer, manufacturer and retailer of educational products	Senior secured loan Junior secured loan	3.44% (Libor + 3.25%/M) 7.19% (Libor + 7.00%/M)	11/29/2012 11/29/2013		$ $	127 8,333
Emerald Performance Materials, LLC 2020 Front Street, Suite 100 Cuyahoga Falls, OH 44221	Polymers and performance materials manufacturer	Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan	8.25% (Libor + 4.25%/M) 8.50% (Base Rate + 1.75%/Q) 10.00% (Libor + 6.00%/M) 10.25% (Base Rate + 3.50%/Q) 13.00% Cash, 3.00% PIK	11/22/2013 11/22/2013 11/22/2013 11/22/2013 11/22/2013		$ $ $ $ $	8,557 422 7,249 10,882 8,722
Financial Pacific Company 3455 South 344th Way, Suite 300 Federal Way, WA 98001	Commercial finance leasing	Preferred stock Common stock	8.00% PIK		14.84% 14.84%	$ $	7,665 —
Firstlight Financial Corporation(3) 1700 E. Putnum Ave. Old Greenwich, CT 06870	Investment company	Senior subordinated loan Class A common stock Class B common stock	1.00% PIK	12/31/2016	20.00% 100.00%	$ $ $	57,377 — —
Fleischmann's Vinegar Company, Inc. 12604 Hiddencreek Way, Suite A Cerritos, CA 90703	Leading manufacturer, supplier, and distributer of industrial vinegar products	Senior secured loan	8.75% (Libor + 7.25%/Q)	5/31/2016			$12,628
Fulton Holdings Corp. 5950 Fulton Industrial Blvd Atlanta, GA 30336	Airport restaurant operator	Senior secured loan Common stock	12.50%	5/28/2016	2.16%	$ $	40,000 2,062
Geotrace Technologies, Inc. 1011 Highway 6 South, Suite 220 Houston, TX 77077	Reservoir processing and development	Warrants Warrants			7.03% 7.82%	$ $	— —	(2) (2)
GG Merger Sub I, Inc. 4130 Parklake Avenue, Suite 400 Raleigh, NC 27612	Drug testing services	Senior secured loan	4.25% (Libor + 4.00%/Q)	12/13/2014			$22,863
Gilchrist & Soames, Inc. 1535 E. Naomi Street PO Box 33806 Indianapolis, IN 46203	Personal care manufacturer	Senior secured revolving loan Senior secured loan	3.94% (Libor + 3.75%/S) 13.44%	10/5/2013 10/5/2013		$ $	1,250 22,902	(29)

Company	Industry	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2011	Fair Value
Growing Family, Inc. and GFH Holdings, LLC(3) 3613 Mueller Road Saint Charles, MO 63301	Photography services	Senior secured revolving loan Senior secured loan Preferred stock Common stock Warrants	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M) 9.00% (Libor + 2.00% Cash, 4.00% PIK/M)	8/23/2011 3/31/2013	38.89% 1.77% 50.00%	$ $ $ $ $	2,005 5,782 — — —	(13) (2)
HB&G Building Products, Inc. P.O. Box 589 Troy, AL 36081	Synthetic and wood product manufacturer	Senior subordinated loan Common stock Warrants		3/31/2013	5.76% 3.89%	$ $ $	179 — —	(2)
HCI Equity, LLC(4) 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Investment company	Member interest			100.00%		$972
HCP Acquisition Holdings, LLC c/o Hayland Capital Fund II, LP(4) 600 Fifth Avenue, 17th Floor New York, NY 10020	Healthcare compliance advisory services	Class A units			26.62%		$5,549
HOPPY Holdings Corp. 428 Peyton Street P.O. Box 1157 Emporia, KS 66801	Manufacturer of automotive and recreational vehicle aftermarket products	Senior secured loan	5.25% (Libor + 4.00%/Q)	6/2/2016			$15,000
Hot Light Brands, Inc.(4) 11780 Manchester Road, Suite 207 St. Louis, MO 63131	Real estate holding company	Senior secured loan Common stock		2/1/2011	100.00%	$ $	3,663 —
Huddle House, Inc.(4) 5901-B Peachtree-Dunwoody Road, Suite 450 Atlanta, GA 30328	Restaurant owner and operator	Senior subordinated loan Common stock	12.00% Cash, 3.00% PIK	12/21/2015	84.04%	$ $	18,077 —
Ideal Snacks Corporation 89 Mill Street Liberty, NY 12754	Snacks manufacturer	Senior secured revolving loan	8.50% (Base Rate + 4.00%/M)	9/30/2011			$1,030	(31)
Impact Innovations Group, LLC 2500 Northwinds Parkway, Suite 200 Alpharetta, GA 30004	IT consulting and outsourcing services	Member interest			50.00%		$200
Imperial Capital Group, LLC(3) 2000 Avenue of the Stars, 9th Floor S Los Angeles, CA 90067	Investment services	Class A common units Class B common units			5.00% 5.00%	$ $	14,347 5,286
Imperial Capital Private Opportunities, LP 2000 Avenue of the Stars, 9th Floor S Los Angeles, CA 90067	Investment partnership	Limited partnership interest			80.00%		$5,300
INC Research, Inc. 3201 Beechleaf Court, Suite 600 Raleigh, NC 27604	Pharmaceutical and biotechnology consulting services	Senior subordinated loan Common stock	13.50%	9/28/2017	18.18%	$ $	11,125 611
Industrial Air Tool, LP and Affiliates d/b/a Industrial Air Tool(4) 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Industrial products	Class B common units Member units			35.60% 50.00%	$ $	15,312 155
Industrial Container Services, LLC(3) 1540 Greenwood Avenue Montebello, CA 90640	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan Senior secured loan Common units	5.75% (Base Rate + 2.50%/Q) 5.75% (Base Rate + 2.50%/Q)	9/30/2011 9/30/2011	8.88%	$ $ $	909 875 20,145	(14)
Insight Pharmaceuticals Corporation(3) 1170 Wheeler Way, Suite 150 Langhorne, PA 19047	OTC drug products manufactuer	Senior subordinated loan Common stock	13.00% Cash, 2.00% PIK	12/31/2017	21.07%	$ $	25,809 17,645
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc. Calle Santa Ana 1660 Santurce, PR 00909-2309	Private school operator	Series B preferred stock Series C preferred stock Common stock			19.59% 0.83% 0.83%	$ $ $	5,707 1,918 —
Interactive Technology Solutions, LLC 8757 Georgia Avenue, Suite 500 Silver Spring, MD 20910	IT services provider	Senior secured loan	9.50% (Base Rate + 5.50%/Q)	6/30/2015			$15,799

Company	Industry	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2011	Fair Value
Investor Group Services, LLC(3) 2020 Front Street, Suite 100 Boston, MA 02116	Business consulting for private equity and corporate clients	Senior secured revolving loan Limited liability company membership interest	—	6/23/2013	10.00%	$ $	— 594	(15)
Ivy Hill Asset Management, L.P.(4) 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Asset management services	Member interest			100.00%		$177,452
Ivy Hill Middle Market Credit Fund, Ltd.(4) 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Investment company	Class B deferrable interest notes Subordinated notes	6.25% (Libor + 6.00%/Q) 15.00%	11/20/2018 11/20/2018		$ $	37,600 16,000

JTC Education Holdings, Inc. 100 Fillmore Place, Suite 300 Denver, CO 80206	Postsecondary school operator	Senior secured revolving loan Senior secured loan	— 12.50% (Libor + 9.50%/M)	12/23/2014 12/23/2014		$ $	— 28,299	(26)
Knightsbridge CLO 2007-1 Ltd.(4) 315 Holmwood Drive Newport Beach, CA 92663	Investment company	Class E notes	9.29% (Libor + 9.00%/Q)	1/11/2022			$18,575
Knightsbridge CLO 2008-1 Ltd.(4) 315 Holmwood Drive Newport Beach, CA 92663	Investment company	Class C notes Class D notes Class E notes	7.75% (Libor + 7.50%/Q) 8.75% (Libor + 8.50%/Q) 5.25% (Libor + 5.00%/Q)	6/18/2018 6/18/2018 6/18/2018		$ $ $	14,400 9,000 13,844
Kodiak Funding, LP 2107 Wilson Blvd, Suite 400 Arlington, VA 22201	Investment partnership	Limited partnership interest			1.52%		$817
LVCG Holdings LLC(4) c/o The Decatur Group LLC 600 Seventeenth Street, Suite 2800 Denver, CO 80202	Commercial printer	Membership interest			56.53%		$—
Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC 825 East Gate Blvd. Garden City, NY 11530	Healthcare professional provider	Senior secured revolving loan Senior secured loan	— 9.75% (Libor + 8.75%/Q)	9/15/2016 9/15/2016		$ $	— 106,946	(17)
Making Memories Wholesale, Inc.(4) 1168 West 500 North Centerville, UT 84014	Scrapbooking branded products manufacturer	Senior secured revolving loan Senior secured loan Common stock		8/21/2014 8/21/2014	92.00%	$ $ $	2,045 — —	(16)
Matrixx Initiatives, Inc. 8515 E. Anderson Dr. Scottsdale, AZ 85255	Developer and marketer of OTC healthcare products	Senior secured revolving loan Senior secured loan Warrants	13.00% (Libor + 12.00%/Q) 13.00% (Libor + 12.00%/Q)	6/30/2016 6/30/2016	5.01%	$ $ $	1,000 42,500 157	(18) (2)
MGP Park Place Equity, LLC 6901 Rockledge Drive, Suite 230 Bethesda, MD 20817	Office building operator	Senior secured revolving loan Commercial mortgage loan	— —	5/30/2011 5/30/2011		$ $	— —	(32)
Multi-Ad Services, Inc.(3) 1720 W. Detweiller Drive Peoria, IL 61615	Marketing services and software provider	Preferred units Common units			14.40% 8.85%	$ $	1,827 —
MVL Group, Inc.(4) 1061 E. Indiantown Road, Suite 300 Jupiter, FL 33477	Marketing research provider	Senior secured loan Senior subordinated loan Junior subordinated loan Common stock	12.00% 12.00% Cash, 2.50% PIK 10.00%	7/8/2012 7/8/2012 7/8/2012	56.10%	$ $ $ $	22,772 35,395 144 1,225
MW Dental Holding Corp. 680 Hehli Way Mondovi, WI 54755	Dental services	Senior secured revolving loan Senior secured loan	8.50% (Libor + 7.00%/M) 8.50% (Libor + 7.00%/M)	4/12/2017 4/12/2017		$ $	1,700 83,500	(19)
Napa Management Services Corporation 68 South Service Road, Suite 350 Melville, NY 11747	Anesthesia management services provider	Senior secured revolving loan Senior secured loan Common units	— 8.50% (Libor + 7.00%/Q)	4/13/2016 4/13/2016	8.90%	$ $ $	— 48,695 5,000	(20)
National Print Group, Inc. 2464 Amicola Highway Chattanooga, TN 37406	Printing management services	Senior secured revolving loan Senior secured revolving loan Senior secured loan Senior secured loan Preferred stock	9.00% (Libor + 6.00%/Q) 9.00% (Base Rate + 5.00%/Q) 14.00% (Libor + 6.00% Cash, 5.00% PIK/Q) 14.00% (Base Rate + 5.00% Cash, 5.00% PIK/Q)	10/31/2012 10/31/2012 10/31/2012 10/31/2012	5.17%	$ $ $ $ $	982 1,262 7,171 121 —	(21) (21)
NetShape Technologies, Inc. 8751 Old State Road 60 Sellersburg, IN 47172	Metal precision engineered components manufacturer	Senior secured revolving loan Common units	4.00% (Libor + 3.75%/M)	2/2/2013	66.67%	$ $	564 —	(33)

Novak Biddle Venture Partners III, L.P. 7501 Wisconsin Avenue East Tower, Suite 1380 Bethesda, MD 20814	Investment partnership	Limited partnership interest			2.47%		$216
NPH, Inc. c/o Transportation Resources Partners, L.P. 13175 Gregg Street Poway, CA 92064	Hotel property	Real estate equity interests			100.00%		$7,960
NS Merger Sub. Inc. and NS Holdings, Inc. 3500 Sunrise Highway, Suite D122 Great River, NY 11739	Healthcare technology provider	Senior subordinated loan Common stock	13.50%	6/21/2017	1.70%	$ $	50,579 2,338
OnCURE Medical Corp. 610 Newport Center Drive, Suite 650 Newport Beach, CA 92660	Radiation oncology care provider	Common stock			3.26%		$3,312
Orion Foods, LLC (fka Hot Stuff Foods, LLC)(4) 2930 W. Maple Street Sioux Falls, SD 57118	Convenience food service retailer	Senior secured revolving loan Senior secured loan Junior secured loan Preferred units Class A common units Class B common units	10.75% (Base Rate + 7.50%/M) 10.00% (Libor + 8.50%/Q) 14.00%	9/30/2014 9/30/2014 9/30/2014	100.00% 25.00% 93.53%	$ $ $ $ $ $	3,300 34,137 31,529 — — —	(30)
OTG Management, Inc. One International Plaza, Suite 130 Philadelphia, PA 19113	Airport restaurant operator	Junior secured loan Junior secured loan Common units Warrants	16.00% (Libor + 11.00% Cash, 2.00% PIK/M) 18.00% (Libor + 11.00% Cash, 4.00% PIK/M)	6/19/2013 6/19/2013	4.44% 7.73%	$ $ $ $	20,274 42,882 3,099 5,395	(2)
Partnership Capital Growth Fund I, LP One Embarcadero, Suite 3810 San Francisco, CA 94111	Investment partnership	Limited partnership interest			25.00%		$4,558
Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp. 720 Cool Springs Blvd., Suite 450 Franklin, TN 37067	Healthcare technology provider	Senior secured loan Series A preferred stock Common stock	8.25% (Libor + 7.00%/Q)	5/9/2014	5.23% 5.23%	$ $ $	20,312 8,355 —
Penn Detroit Diesel Allison, LLC(4) 8330 State Road Philadelphia, PA 19136	Diesel engine manufacturer	Member interest			75.70%		$19,340
PG Mergersub, Inc. and PGA Holdings, Inc. c/o Vestar Capital Partners V, L.P. 245 Park Avenue, 41st Floor New York, NY 10167	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior secured loan Senior subordinated loan Preferred stock Common stock	6.75% (Libor + 5.00%/Q) 12.50%	11/3/2015 3/12/2016	0.94% 0.94%	$ $ $ $	10,249 4,000 14 693
Pillar Processing LLC and PHL Holding Co.(3) 220 Northpointe Parkway, Suite G Buffalo, NY 14228	Mortgage services	Senior secured revolving loan Senior secured loan Senior secured loan Common stock	— 14.50% 5.75% (Libor + 5.50%/Q)	11/20/2013 5/20/2014 11/20/2013	8.48%	$ $ $ $	— 7,375 15,495 3,814	(24)
PMI Holdings, Inc. 8000 NE Parkway Dr. #350 Vancouver, WA 98662	Restaurant owner and operator	Senior secured revolving loan Senior secured loan Senior secured loan	— 10.00% (Libor + 8.00%/M) 10.25% (Base Rate + 7.00%/M)	5/5/2015 5/5/2015 5/5/2015		$ $ $	— 18,234 18	(22)
PODS Funding Corp. 5585 Rio Vista Drive Clearwater, FL 33760	Storage and warehousing	Senior subordinated loan Senior subordinated loan	15.00% 16.64% PIK	6/23/2015 12/23/2015		$ $	25,125 7,582
Primis Marketing Group, Inc. and Primis Holdings, LLC(3) c/o Pcap Managers, LLC 75 State Street, 26th Floor Boston, MA 02109	Database marketing services	Senior subordinated loan Preferred units Common units		2/15/2013	8.02% 7.38%	$ $ $	102 — —
Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC 1544 Old Alabama Road Roswell, GA 30076	Bankruptcy and foreclosure processing services	Senior subordinated loan Preferred units		2/8/2014	3.17%	$ $	25,575 —
Promo Works, LLC 300 Martingale Road Schaumburg, IL 60173	Marketing services	Senior secured loan		12/23/2013			$3,419

Protective Industries, Inc. 2150 Elmwood Avenue Buffalo, NY 14207	Manufacturer of plastic protection products	Senior secured revolving loan Senior secured loan Senior subordinated loan Preferred stock	— 5.75% (Libor + 4.25%/M) 15.25%	5/23/2017 5/23/2017 5/23/2018	2.50%	$ $ $ $	— 25,667 693 2,307	(23)
R2 Acquisition Corp. 207 NW Park Ave Portland, OR 97209	Marketing services	Common stock			0.33%		$263
R3 Education, Inc. and EIC Acquisitions Corp. 1750 W. Broadway St. #222 Oviedo, FL 32765	Medical school operator	Senior secured revolving loan Senior secured loan Senior secured loan Preferred stock Common membership interest Warrants	— 9.00% (Libor + 6.00%/Q) 13.00% PIK	4/30/2013 4/30/2013 4/30/2013	16.12% 26.27% 10.00%	$ $ $ $ $ $	— 30,613 9,639 1,100 19,824 —	(12) (2)
RE Community Holdings II, Inc.and Pegasus Community Energy, LLC. 809 West Hill Street Charlotte, NC 28208	Operator of municipal recycling facilities	Senior secured revolving loan Senior secured loan Senior secured loan Preferred stock	— 11.50% (Libor + 9.75%/M) 11.50% (Libor + 9.75%/Q) 12.50% PIK	3/1/2016 3/1/2016 3/1/2016	21.42%	$ $ $ $	— 45,000 5,000 7,815	(10)
Reed Group, Ltd. 10155 Westmoor Drive, Suite 210 Westminster, CO 80021	Medical disability management services provider	Senior secured revolving loan Senior secured loan Senior subordinated loan Equity interests		12/19/2013 12/19/2013 12/19/2013	4.00%	$ $ $	1,063 9,142 11,387 —	(34)
Reflexite Corporation (4) 120 Darling Drive Avon, CT 06001	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan Common stock	18.00% (Libor + 13.50%/Q)	11/1/2014	39.49%	$ $	9,281 64,826
S.B. Restaurant Company 14241 Firestone Blvd, Suite 315 La Mirada, CA 90638	Restaurant owner and operator	Senior secured loan Preferred stock Warrants	13.00% (Libor + 9.00% Cash, 2.00% PIK/Q)	7/16/2012	2.15% 11.30%	$ $ $	34,884 117 —	(2)
Savers, Inc. and SAI Acquisition Corporation 11400 SE 6th St. Suite 220 Bellevue, WA 98004	For-profit thrift retailer	Common stock			1.86%		$10,713
Senior Secured Loan Fund LLC(4) 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Co-investment vehicle	Subordinated certificates	8.29% (Libor + 8.00%/Q)	12/20/2015	87.50%		$740,623
Sigma International Group, Inc. 700 Goldman Drive Cream Ridge, NJ 08514	Water treatment parts manufacturer	Junior secured loan	16.00% (Base Rate + 6.50%/M)	10/10/2013			$12,467
Soteria Imaging Services, LLC(3) 9200 Leesgate Road, Suite 800 Fairfax, VA 22030	Outpatient medical imaging provider	Junior secured loan Junior secured loan Preferred member units	14.50% 12.50%	8/5/2011 8/5/2011	6.31%	$ $ $	973 1,391 —
Stag-Parkway, Inc.(4) 7095 Tradewater Parkway Atlanta, GA 30336	Automotive aftermarket components supplier	Senior secured loan Preferred stock Common stock	12.50% (Libor + 11.00%/Q) 16.50% PIK	12/1/2014	100.00% 100.00%	$ $ $	34,500 4,200 14,980
Startec Equity, LLC(4) 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067	Communication services	Member interest			100.00%		$—
Summit Business Media Parent Holding Company LLC 375 Park Avenue New York, NY 10152-0002	Business media consulting services	Limited liability company membership interest		45.98%			$563
Sunquest Information Systems, Inc. 250 South Williams Blvd Tucson, AZ 85711	Laboratory software solutions provider	Junior secured loan	9.75% (Libor + 8.50%/Q)	6/16/2017			$125,000
The Dwyer Group(3) 7 Times Square, Suite 4307 New York, NY 10036	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan Series A preferred units	14.50% 8.00% PIK	12/23/2016	18.26%	$ $	27,100 15,390

The Step2 Company, LLC 10010 Aurora-Hudson Road Streetsboro, Ohio 44241	Toy manufacturer	Junior secured loan Junior secured loan Common units Warrants	10.00% 10.00% Cash, 5.00% PIK	4/13/2015 4/13/2015	2.12% 100.00%	$ $ $ $	27,000 28,568 79 225	(2)
The Teaching Company, LLC and The Teaching Company Holdings, Inc. 4151 Lafayette Center Drive, No. 100 Chantilly, VA 20151	Education publications provider	Preferred stock Common stock			3.64% 3.64%	$ $	3,475 8
The Thymes, LLC(4) 629 9th Street SE Minneapolis, MN 55414	Cosmetic products manufacturer	Preferred units Common units	8.00% PIK		78.53% 55.45%	$ $	6,907 298
Things Remembered, Inc. and TRM Holdings Corporation 5500 Avion Park Drive Highland Heights, OH 44143	Personalized gifts retailer	Senior secured loan Preferred stock Class B preferred stock Common stock Warrants	9.00% (Libor + 7.00%/M)	3/1/2014	6.70% 6.70% 2.98% 0.00%	$ $ $ $ $	44,659 2,255 2,062 43 46	(2)
Tradesmen International, Inc. 9760 Shepard Road Macedonia, OH 44056	Construction labor support	Junior secured loan Warrants	14.00%	5/25/2014	10.00%	$ $	14,000 3,448	(2)
Tripwire, Inc. 101 SW Main St., Ste. 1500 Portland, OR 97204	IT security software provider	Senior secured revolving loan Senior secured loan Class A common stock Class B common stock	— 10.50% (Libor + 9.25%/Q)	5/23/2018 5/23/2018	2.95% 2.95%	$ $ $ $	— 80,000 2,970 30	(25)
U.S. Renal Care, Inc. 2400 Dallas Parkway, Suite 350 Plano, TX 75093	Dialysis provider	Senior secured loan Senior subordinated loan	5.50% (Libor + 4.00%/Q) 11.25% Cash, 2.00% PIK	12/14/2016 6/2/2017		$ $	7,481 50,058
UL Holding Co., LLC 2824 N Ohio Wichita, KS 67201	Petroleum product manufacturer	Junior secured loan Junior secured loan Junior secured loan Class A common units Class B common units Class C common units	14.00% 9.14% (Libor + 8.88%/Q) 15.00%	12/24/2012 12/24/2012 12/24/2012	0.22% 27.19% 8.70%	$ $ $ $ $ $	8,880 15,688 5,000 47 2,900 2,903
United Road Towing, Inc. 9550 Bornet Drive, Suite 301 Mokena, IL 60448	Towing company	Warrants			3.00%		$—	(2)
Vantage Oncology, Inc. 1500 Rosecrans Ave, Suite 400 Manhattan Beach, CA 90266	Radiation oncology care provider	Common stock			3.24%		$6,218
Venturehouse-Cibernet Investors, LLC 509 Seventh Street, N.W. Washington, DC 20004	Financial settlement services for intercarrier wireless roaming	Equity interest			3.30%		$—
Vistar Corporation and Wellspring Distribution Corp. 12650 East Arapahoe Road Centennial, CO 80112	Food service distributor	Senior subordinated loan Class A non-voting common stock	13.50%	5/23/2015	33.33%	$ $	61,625 7,431
VSC Investors LLC 401 Vance Street Los Angeles, CA	Investment company	Membership interest			1.95%		$975
VSS-Tranzact Holdings, LLC(3) 350 Park Avenue New York, NY 10022	Management consulting services	Common membership interest			8.51%		$1,991
Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC) 3690 Redondo Beach Ave. Redondo Beach, CA 90278	Laundry service and equipment provider	Senior secured loan Junior secured loan	7.00% (Base Rate + 3.75%/Q) 10.88% (Libor + 9.38%/Q)	8/28/2014 8/28/2015		$ $	4,863 105,000
Waste Pro USA, Inc 2101 West State Road 434, Suite 315 Longwood, FL 32779	Waste management services	Preferred Class A common equity			2.61%		$18,701
Wastequip, Inc. 25800 Science Park Drive, Suite 140 Beachwood, OH 44122	Waste management equipment manufacturer	Senior subordinated loan Common stock		2/5/2015	5.34%	$ $	443 —

Woodstream Corporation 69 N. Locust Street Lititz, PA 17543-1714	Pet products manufacturer	Senior subordinated loan Common stock	12.00%	2/27/2015	2.20%	$ $	43,650 2,081
Wyle Laboratories, Inc. and Wyle Holdings, Inc. 1960 E. Grand Ave., Suite 900 El Segundo, CA 90245-5023	Provider of specialized engineering, scientific and technical services	Senior preferred stock Common stock	8.00% PIK		0.77% 0.93%	$ $	91 2,114

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which resets daily (D), monthly (M), bimonthly (B), quarterly (Q) or semiannually (S). For each such loan, we have provided the current interest rate in effect as of June 30, 2011.

(2)
Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(3)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.

(4)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

(5)
$2,882 of total commitment of $5,000 remains unfunded as of June 30, 2011.

(6)
$3,400 of total commitment of $4,400 remains unfunded as of June 30, 2011.

(7)
$13,775 of total commitment of $25,000 remains unfunded as of June 30, 2011.

(8)
Total commitment of $10,000 remains unfunded as of June 30, 2011.

(9)
$6,000 of total commitment of $20,000 remains unfunded as of June 30, 2011.

(10)
Total commitment of $7,500 remains unfunded as of June 30, 2011.

(11)
Total commitment of $2,400 remains unfunded as of June 30, 2011.

(12)
Total commitment of $9,000 remains unfunded as of June 30, 2011.

(13)
$0 of total commitment of $2,483 remains unfunded as of June 30, 2011.

(14)
$3,194 of total commitment of $5,783 remains unfunded as of June 30, 2011.

(15)
Total commitment of $2,000 remains unfunded as of June 30, 2011.

(16)
$250 of total commitment of $2,500 remains unfunded as of June 30, 2011.

(17)
Total commitment of $10,000 remains unfunded as of June 30, 2011.

(18)
$14,000 of total commitment of $15,000 remains unfunded as of June 30, 2011.

(19)
$8,300 of total commitment of $10,000 remains unfunded as of June 30, 2011.

(20)
Total commitment of $9,000 remains unfunded as of June 30, 2011.

(21)
$1,499 of total commitment of $4,109 remains unfunded as of June 30, 2011.

(22)
Total commitment of $3,500 remains unfunded as of June 30, 2011.

(23)
Total commitment of $4,667 remains unfunded as of June 30, 2011.

(24)
$3,597 of total commitment of $3,750 remains unfunded as of June 30, 2011.

(25)
Total commitment of $10,000 remains unfunded as of June 30, 2011.

(26)
$13,793 of total commitment of $14,000 remains unfunded as of June 30, 2011.

(27)
$0 of total commitment of $3,200 remains unfunded as of June 30, 2011.

(28)
$18,921 of total commitment of $25,000 remains unfunded as of June 30, 2011.

(29)
$3,750 of total commitment of $5,000 remains unfunded as of June 30, 2011.

(30)
$1,700 of total commitment of $5,000 remains unfunded as of June 30, 2011.

(31)
$0 of total commitment of $1,084 remains unfunded as of June 30, 2011.

(32)
Total commitment of $5,500 remains unfunded as of June 30, 2011.

(33)
$65 of total commitment of $972 remains unfunded as of June 30, 2011.

(34)
$1,750 of total commitment of $3,000 remains unfunded as of June 30, 2011.

              Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of June 30, 2011.

Senior Secured Loan Fund LLC (the SSLP)

              The SSLP was formed in December 2007 and co-invests in "stretch senior" and "unitranche" loans of middle-market companies and, as of June 30, 2011, had approximately $5.1 billion of available capital, approximately $3.5 billion in aggregate principal amount of which was funded as of June 30, 2011. The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by both an affiliate of GE and the Company.

Anthony, Inc.

              Founded in 1958 and headquartered in Sylmar, CA, Anthony, Inc. is one of the largest manufacturers of specialty glass, commercial glass refrigerator and freezer doors, case lighting, and display and merchandising systems.

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of our assets. The board of directors currently consists of nine members, five of whom are not "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act. We refer to these individuals as our "independent directors." We refer to our directors who are "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act as our "interested directors." Our board of directors elects our officers, who serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating and governance committee, and may establish additional committees from time to time as necessary.

EXECUTIVE OFFICERS AND BOARD OF DIRECTORS

              Under our charter and bylaws, our directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

              Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Ann Torre Bates	53	Director	2010	2014
Kenneth R. Heitz	64	Director	2011	2014
Frank E. O'Bryan	78	Director	2005	2013
Gregory W. Penske	49	Director	2009	2012
Eric B. Siegel	53	Director	2004	2013
Interested Directors
Michael J. Arougheti	39	President and Director	2009	2014
Antony P. Ressler	51	Director	2010	2013
Robert L. Rosen	65	Director	2004	2012
Bennett Rosenthal	48	Chairman and Director	2004	2012

              The address for Mr. Arougheti and Mr. Rosen is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each other director is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Executive Officers Who Are Not Directors

              Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Joshua M. Bloomstein	37	Vice President, General Counsel and Secretary
Richard S. Davis	52	Treasurer
Miriam Krieger	35	Chief Compliance Officer
Scott C. Lem	33	Assistant Treasurer
Daniel F. Nguyen	39	Vice President
Penni F. Roll	45	Chief Financial Officer
Michael D. Weiner	58	Vice President

              The address for Mr. Bloomstein and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each other executive officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Biographical Information and Discussion of Experience and Qualifications, etc.

Directors

              We divide our directors into two groups—interested directors and independent directors. Interested directors are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act and independent directors are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act.

              As described below under "Committees of the Board of Directors—Nominating and Governance Committee," the board of directors has identified certain desired attributes for director nominees. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. Our directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director and in the paragraph immediately following such director's biographical information, a paragraph discussing such director's particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of the Company's business and structure.

Independent Directors

              Ann Torre Bates, 53, has served as a director of the Company since 2010. Ms. Bates has been a strategic and financial consultant since 1997, principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ms. Bates holds a BBA in Accountancy from the University of Notre Dame and an MBA in Finance and Economics from Cornell University. She currently serves on the board of directors of the Franklin Mutual Series and Recovery Funds, the Franklin Templeton Funds and SLM Corporation (Sallie Mae). She served as a director of Allied Capital Corporation from 2003 to 2010.

              Ms. Bates' experience as a previous director of Allied Capital Corporation provides the board of directors with important knowledge and continuity in dealing with matters related to the integration of Allied Capital Corporation's business into that of the Company. In addition, Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the board of directors and, specifically, the audit committee of the board of directors with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

              Kenneth R. Heitz, 64, has been a Partner of the law firm of Irell & Manella, LLP since 1991. Mr. Heitz previously served as a Partner of Irell & Manella from 1979 to 1988. Mr. Heitz joined Irell & Manella in 1972. Prior to rejoining Irell & Manella in 1991, Mr. Heitz served as Acting President and Chief Executive Officer of Columbia Savings and Loan Association from January 1990 to March 1990 and served as its Executive Vice President and General Counsel from 1988 to 1990. Mr. Heitz has served as a director of El Paso Electric Company since 1996, and as Chairman of its board of directors since May 2008, where he also serves on its External Affairs and Energy Resources and Environmental Oversight Committees.

              Mr. Heitz's experience as chairman of the board of directors of a highly regulated public company, his prior experience as a senior executive of a regulated financial company, and his substantial experience in providing advice and counsel on corporate governance and securities law matters to numerous public company clients in a wide variety of industries will provide the Board with unique insight on its duties and responsibilities.

              Frank E. O'Bryan, 78, has served as a director of the Company since 2005. Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004, when the company was sold to General Electric Corporation. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. (formerly Western Pacific Financial) and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981. Mr. O'Bryan holds a BS in Business from the University of Arizona. Mr. O'Bryan has been a Director of The First American Corporation since 1994. Mr. O'Bryan is a past member of the boards of directors of Damon Corporation, Grubb & Ellis, Standard Pacific Corporation and Farmers & Merchants Bank.

              Mr. O'Bryan's long and varied business career, including his service as a director of numerous public and private companies, allows him to provide key experience and insight, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry. Mr. O'Bryan also provides valuable knowledge and expertise in financial and accounting matters to the board of directors from his service on the audit committees of The First American Corporation and Standard Pacific Corporation.

              Gregory W. Penske, 49, has served as a director of the Company since 2009. Mr. Penske has served as President and CEO of Penske Motor Group, Inc., an automotive group that owns and operates Toyota, Lexus and Scion dealerships in California, since 1993. Mr. Penske was the former President and CEO of Penske Motorsports, Inc., which operated racetracks across the country. Penske Motorsports, Inc. was publicly traded on the NASDAQ exchange and was thereafter sold to International Speedway Corporation in 1999. Mr. Penske serves as a member of the boards of directors for Penske Corporation, the Los Angeles Sports Council and Friends of Golf, Inc. He is a member of the Toyota Parts and Service Advisory Council, the Toyota President's Cabinet and the Toyota Board of Governors. Mr. Penske is also a former member of the boards of directors of the Alltel Corporation, International Speedway Corporation and the Southern California Committee for the Olympic Games and the Board of Trustees of the John Thomas Dye School. Mr. Penske holds a BS in Business from Cornell University.

              Because of Mr. Penske's experience as the chief executive officer of both public and private companies, as well as his previous service as director of several other publicly traded companies, he is able to provide the board of directors with the perspective of an experienced executive officer and is able to give insight related to the management and operations of a publicly traded company.

              Eric B. Siegel, 53, has served as a director of the Company since 2004 and has been the lead independent director of the board of directors since 2010. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and consultant to the Milwaukee Brewers Baseball Club and a Director and Chairman of the Executive Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. until it went private in 2006. Mr. Siegel rejoined the board of Kerzner International Ltd., currently a private company, in 2008. Mr. Siegel is a retired limited partner of

Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is also a member of the Board of Trustees of the Marlborough School, a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a board member of Reprise Theatre Company, a non-profit theatre organization. Mr. Siegel holds his BA summa cum laude and Phi Beta Kappa and JD Order of the Coif from the University of California at Los Angeles.

              Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues. In addition, Mr. Siegel's experience as a partner in investment firms and approximately 20 years of experience serving as a director for both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Interested Directors

              Michael J. Arougheti, 39, has served as President of the Company since May 2004 and as a director of the Company since 2009. Mr. Arougheti joined Ares Management in May 2004 and is a founding member of Ares, where he serves as a member of the Executive Committee of Ares Partners Management Company LLC, which indirectly controls Ares Management LLC, and a Senior Partner in the Ares Private Debt Group. Mr. Arougheti also serves as a member of the Investment Committee of Ares Capital Management, the Ares Private Debt Investment Committee and the Investment Committee of Ares Capital Europe, Ares' European Private Debt business, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti sat on the firm's Investment Committee and was also active in the firm's private equity fund investment and its fund of funds program. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. Mr. Arougheti also serves on the boards of directors of Reflexite Corporation, Investor Group Services and Riverspace Arts, a not-for-profit arts organization. Mr. Arougheti received a BA in Ethics, Politics and Economics, cum laude, from Yale University. Mr. Arougheti is an interested director because he is the President of the Company, is on the Investment Committee of Ares Capital Management, the Company's investment adviser, and is a member and serves on the Executive Committee of Ares Partners Management Company LLC, which indirectly controls Ares Management, the managing member of the investment adviser.

              Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters.

              Antony P. Ressler, 51, has served as a director of the Company since April 2010. Mr. Ressler co-founded Ares Management in 1997 and is a founding partner of Ares, where he serves on the Executive Committee of Ares Partners Management Company LLC and is a Senior Partner in the Ares Private Equity Group. Mr. Ressler is a Senior Advisor to the Ares Capital Markets Group and also serves on the Investment Committees of funds managed by the Ares Private Equity Group and certain funds managed by the Ares Capital Markets Group. Mr. Ressler may also from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to Ares, Mr. Ressler was a co-founder of Apollo Management, L.P. in 1990 and was a member of the original six-member management team.

Mr. Ressler oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors, L.P. from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Inc., with responsibility for the New Issue/Syndicate Desk. Mr. Ressler currently serves on the board of directors of Air Lease Corporation. Mr. Ressler is also a member of the Executive Committee of the Board of Trustees of the Cedars-Sinai Medical Center, is Finance Chair and a member of the Executive Committee of the Los Angeles County Museum of Art (LACMA), and is Founder and Co-Chairman of the Alliance for College-Ready Public Schools, a high performing group of eighteen charter high schools and middle schools based in Los Angeles. Mr. Ressler is also one of the founding members of the board and Finance Chair of the Painted Turtle Camp, a southern California based organization (affiliated with Paul Newman's Hole in the Wall Association), which was created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler is also a former member of the boards of directors of Allied Waste Industries, Inc. and WCA Waste Corporation. Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and received his MBA from Columbia University's Graduate School of Business. Mr. Ressler is an interested director because he is a member and serves on the Executive Committee of Ares Partners Management Company LLC.

              Mr. Ressler's intimate knowledge of the business and operations of Ares Management and the Company, his extensive experience in the financial industry and as a partner in investment firms and his service as a director of other public companies provides industry-specific knowledge and expertise to the board of directors.

              Robert L. Rosen, 65, has served as a director of the Company since 2004. Mr. Rosen is managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 1987 to present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare media and multi-industry companies. Mr. Rosen served from 2003 until 2005 as co-Managing Partner of Dolphin Domestic Fund II. In 1998, Mr. Rosen founded National Financial Partners ("NFP"), an independent distributor of financial services to high net worth individuals and small to medium-sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen holds an MBA in finance from NYU's Stern School. Mr. Rosen is an interested director because he has entered into a strategic advisory relationship with Ares.

              Mr. Rosen's 31 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the board of directors. Mr. Rosen's expertise in finance, which served as the basis for his appointment as an Adjunct Professor of Finance at Fordham University Graduate School of Business, provides valuable knowledge to the board of directors.

              Bennett Rosenthal, 48, has served as Chairman of our board of directors since 2004. Mr. Rosenthal joined Ares Management in 1998 and is a founding member of Ares, where he serves on the Executive Committee of Ares Partners Management Company LLC and is a Senior Partner in and the co-head of the Ares Private Equity Group. Mr. Rosenthal also serves on the Investment Committee of Ares Capital Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 1998, Mr. Rosenthal was Managing Director in the Global Leveraged Finance Group of Merrill Lynch where he was a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. Mr. Rosenthal also serves on the board of directors of several other companies, including: AmeriQual Group, LLC, Aspen Dental Management, Inc., City Ventures, LLC, Hanger Orthopedic Group, Inc., Jacuzzi Brands Corporation, Nortek, Inc., Serta, Inc. and Simmons Bedding Company. Mr. Rosenthal is also a former member of the board of directors of Maidenform Brands, Inc. Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his M.B.A. with distinction. Mr. Rosenthal is an interested director because he is on the Investment Committee of Ares Capital Management, the Company's investment adviser, and is a member and serves on the Executive Committee of Ares Partners Management Company LLC.

              Mr. Rosenthal's intimate knowledge of the business and operations of Ares Management, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the board of directors valuable insight but also position him well to continue to serve as the chairman of our board of directors.

Executive Officers Who Are Not Directors

              Joshua M. Bloomstein, 37, serves as the General Counsel, Vice President and Secretary of the Company. He joined Ares Management in November 2006 and currently serves as the Deputy General Counsel of Ares Management. Mr. Bloomstein may also from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From January 2005 to October 2006, Mr. Bloomstein was an associate with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a BA in Political Science from the State University of New York at Albany and received a JD degree, magna cum laude, from the University of Miami School of Law.

              Richard S. Davis, 52, serves as Treasurer of the Company. He joined Ares Management in June 2006 and currently serves as Chief Operating Officer of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2007 to December 2010, Mr. Davis served as the Company's Chief Financial Officer. From December 1997 to May 2006, Mr. Davis was with Arden Realty, Inc., a real estate investment trust and formerly the largest publicly traded owner in Southern California, serving as its Executive Vice President and Chief Financial Officer since July 2000. From 1996 to 1997, Mr. Davis was with Catellus Development Corporation, where he was responsible for accounting and finance for the asset management and development divisions. From 1985 to 1996, Mr. Davis served as a member of the audit staff of both KPMG LLP and Price Waterhouse LLP. Mr. Davis is a Certified Public Accountant (Inactive). Mr. Davis received a BS in Accounting from the University of Missouri at Kansas City.

              Miriam Krieger, 35, serves as Chief Compliance Officer of the Company. She joined Ares Management in April 2010 and currently serves as Ares Management's Deputy Chief Compliance Officer—Private Debt, and may from time to time, service as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From August 2008 until joining Ares, Ms. Krieger was Executive Vice President, Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, a business development company. From March 2008 to August 2008, Ms. Krieger was Senior Vice President of Allied Capital Corporation. Ms. Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a business development company, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Ms. Krieger graduated with a BA in Economics and Political Science from Wellesley College and received a JD and an MA in Economics from Duke University.

              Scott C. Lem, 33, serves as Assistant Treasurer of the Company. He joined Ares Management in July 2003 and currently serves as Chief Accounting Officer of Ares Capital Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Previously, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a BS in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem has also received an MBA in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

              Daniel F. Nguyen, 39, serves as a Vice President of the Company. He joined Ares Management in August 2000 and currently serves as an Executive Vice President and the Chief Financial Officer of Ares Management. Mr. Nguyen may also from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2007 to December 2010, Mr. Nguyen served as Treasurer of the Company and from August 2004 to March 2007, as Chief Financial Officer of the Company. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on numerous financial clients, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage backed securities and other types of structured financing. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and received an MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European Business at Oxford University as part of the MBA curriculum. Mr. Nguyen is a Chartered Financial Analyst and a Certified Public Accountant.

              Penni F. Roll, 45, serves as the Chief Financial Officer of the Company. She joined Ares Management in April 2010 as Executive Vice President-Finance of Ares Capital Management LLC and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010, when Allied Capital Corporation was acquired by the Company. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG's financial services practice. Ms. Roll graduated magna cum laude with a BSBA in Accounting from West Virginia University.

              Michael D. Weiner, 58, serves as Vice President of the Company. Mr. Weiner is also Vice President, General Counsel and Secretary of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From September 2006 to January 2010, Mr. Weiner served as General Counsel of the Company and from April 2011 to July 2011 Mr. Weiner served as the Company's Chief Compliance Officer on an interim basis. Mr. Weiner joined Ares Management in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served and continues to serve on the boards of directors of several corporations, including Hughes Communications, Inc. Mr. Weiner also serves on the Board of

Governors of the Cedars Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

INVESTMENT COMMITTEE

              Information regarding the members of Ares Capital Management's investment committee is as follows:

Name	Age	Position
Michael J. Arougheti	39	President and Director of the Company, Member of Investment Committee
Eric B. Beckman	45	Member of Investment Committee, Portfolio Manager
R. Kipp deVeer	39	Member of Investment Committee, Portfolio Manager
Mitchell Goldstein	44	Member of Investment Committee, Portfolio Manager
John Kissick	69	Member of Investment Committee
Bennett Rosenthal	48	Chairman and Director of the Company, Member of Investment Committee
David Sachs	52	Member of Investment Committee, Portfolio Manager
Michael L. Smith	40	Member of Investment Committee, Portfolio Manager
Kenneth Gordon Watters	48	Member of Investment Committee
              The principal business address for Messrs. Arougheti, de Veer, Goldstein and Smith is c/o Ares Management LLC, 245 Park Avenue, 44th Floor, New York, New York 10167. The principal business address for Messrs. Beckman, Kissick, Rosenthal and Sachs is c/o Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. The principal business address for Mr. Watters is c/o Ares Management LLC, 1 Finsbury Square, 7th Floor, London EC2A 1AE.

Members of Ares Capital Management's Investment Committee Who Are Not Directors or Officers of the Company

              Eric B. Beckman—Mr. Beckman joined Ares Management in 1998 and serves as a Senior Partner in the Ares Private Debt Group of Ares Management LLC. He is a member of the Investment Committee of Ares Capital Management, the Ares Private Debt Group Investment Committee and the Investment Committee of ACE, Ares' European Private Debt business. Before joining the Ares Private Debt Group, he served as a Partner in the Ares Private Equity Group and a Principal in Ares' mezzanine and special situations effort. While at Ares Management, he has been responsible for originating, structuring and managing investments in senior loans, mezzanine debt, private equity and distressed securities across a number of industries. Mr. Beckman joined Ares from Goldman, Sachs & Co. where he specialized in leveraged loan and high yield bond financings. While at Goldman Sachs, he was also involved in raising and managing the West Street Bridge Loan Fund, and in certain restructuring advisory and distressed lending activities. Earlier in his career he worked in the Office of the Mayor and for the City Council of New York. Mr. Beckman is the chair of the Los Angeles Advisory Committee and a member of the national board of directors of the Posse Foundation, a college access program for inner city youth. He graduated summa cum laude with a BA in Political Theory and Economics from Cornell University, and received his JD from the Yale Law School where he was a senior editor of the Yale Law Journal.

              R. Kipp deVeer—Mr. deVeer joined Ares Management in May 2004 and serves as a Senior Partner in the Private Debt Group of Ares Management LLC. He is a member of the Investment Committee of Ares Capital Management and the Ares Private Debt Group and is a director and member of the Investment Committee of ACE, Ares' European Private Debt business. Prior to joining Ares Management, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Mr. deVeer has also worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a BA from Yale University and an MBA from Stanford University's Graduate School of Business.

              Mitchell Goldstein—Mr. Goldstein joined Ares Management in May 2005 and serves as a Senior Partner in the Ares Private Debt Group. He is a member of the Investment Committee of Ares Capital Management, the Ares Private Debt Group Investment Committee and the Investment Committee of ACE, Ares' European Private Debt business. Prior to joining Ares Management, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a BS in Accounting, received an MBA from Columbia University's Graduate School of Business and is a Certified Public Accountant.

              John Kissick—Mr. Kissick is a Senior Partner in the Ares Private Equity Group. Mr. Kissick is a Senior Advisor to the Ares Capital Markets Group and also serves on the Investment Committee for all Ares funds. Prior to Ares, Mr. Kissick was a co-founder of Apollo Management, L.P. in 1990 and a member of the original six-member management team. Together with Mr. Ressler, Mr. Kissick oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors, L.P. from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Kissick served as a Senior Executive Vice President of Drexel Burnham Lambert Inc., where he began in 1975, eventually heading its Corporate Finance Department. Mr. Kissick serves on the boards of the Cedars-Sinai Medical Center in Los Angeles, the Stanford University Athletic Department and its Initiative for Improving K-12 Education, and MLA Partner Schools, which helps economically disadvantaged children graduate from high school through a variety of mentoring and other programs. Mr. Kissick graduated from Yale University with a BA in Economics and with highest honors from the Stanford Business School with an MBA in Finance.

              David Sachs—Mr. Sachs is a Senior Advisor in the Ares Capital Markets Group. Mr. Sachs serves as an Investment Committee member on all Ares Management funds. From 1994 to 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the private equity and mezzanine debt markets. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset-liability management as well as running the Investment Management Department. Mr. Sachs serves on the Board of Directors of Terex Corporation. Mr. Sachs serves on the McCormick Advisory

Council at Northwestern University. Mr. Sachs graduated from Northwestern University with a BS in Industrial Engineering and Management Science.

              Michael L. Smith—Mr. Smith joined Ares Management in May 2004 and serves as a Senior Partner in the Private Debt Group of Ares Management LLC. He is a member of the Investment Committee of Ares Capital Management, the Ares Private Debt Group Investment Committee and the Investment Committee of ACE, Ares' European Private Debt business. Prior to joining Ares Management, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a BS in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

              Kenneth Gordon Watters—Mr. Watters joined Ares in June 2007 to establish Ares Capital Europe and presently leads the European operations of the Ares Private Debt Group. In 2008, Mr. Watters assumed responsibility for Ares Management Limited, the European arm of the Ares Capital Markets Group with a focus on the broadly syndicated loan market. In addition, Mr. Watters serves as an Investment Committee member on all Ares European Credit Funds. From 1999 to 2007, Mr. Watters served as the Head of the middle-market Financial Sponsors Group at Barclays. During this period Mr. Watters created a full UK and European office network with a diversified product portfolio growing from an initial team of 5 to culminate in a team with more than 100 members. Mr. Watters also oversaw the bank's regional investment programme and was Director of a number of Barclays' investee companies. Prior to joining Barclays in 1999, Mr. Watters was a Director at Credit Lyonnais investment banking division with a specific focus on UK and Iberia. Mr. Watters joined Credit Lyonnais from Bank of Scotland, where he commenced his career in Corporate Banking and Structured Finance. Mr. Watters has extensive corporate banking experience with over 25 years in the industry. A Chartered Banker and Fellow of the Institute Bankers, he is also a Fellow of the Institute of Directors, and graduated with a B.A. (Hons) in Financial Management at Edinburgh Napier University.

BOARD LEADERSHIP STRUCTURE

              Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

              Under the Company's bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

              Presently, Mr. Rosenthal serves as the chairman of our board of directors. Mr. Rosenthal is an interested director because he is on the investment committee of our investment adviser and is a member of and serves on the Executive Committee of Ares Partners Management Company LLC ("APMC"), the indirect parent of Ares Management, the managing member of our investment adviser. We believe that Mr. Rosenthal's history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as the chairman of our board of directors. Moreover, we believe that we are best served through our existing leadership structure with Mr. Rosenthal as chairman of our board of directors, as Mr. Rosenthal's relationship with our investment adviser provides an effective bridge between our board of directors and our investment adviser, thus ensuring an open dialogue between our board of directors and our investment adviser and that both groups act with a common purpose.

              The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the chairman of the board of directors and between the independent directors and management, facilitating communication among the independent directors and the Company's counsel, reviewing and commenting on board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the board of directors designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

              We believe that board leadership structures must be evaluated on a case by case basis and that our existing board leadership structure is appropriate. However, we re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

BOARD'S ROLE IN RISK OVERSIGHT

              Our board of directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

              As described below in more detail under "Committees of the Board of Directors," the audit committee and the nominating and governance committee assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Company's accounting and financial reporting processes, the Company's systems of internal controls regarding finance and accounting and audits of the Company's financial statements and discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our board of directors a set of corporate governance principles and overseeing the evaluation of our board of directors and its committees. Both the audit committee and the nominating and governance committee consist solely of independent directors.

              Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by our board of directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which our board of directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.

              We believe that our board of directors' role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in "qualifying assets" and, subject to certain exceptions, we are not generally permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment. See "Regulation." In addition, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC we must, among other things, meet certain income source and asset diversification requirements. See "Certain Material U.S. Federal Income Tax Considerations."

              We believe that the extent of our board of directors' (and its committees') role in risk oversight complements our board of directors' leadership structure because it allows our independent directors, through the two fully independent board committees, a lead independent director, executive sessions with the Chief Compliance Officer, auditor and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

              We believe that our board of directors' role in risk oversight must be evaluated on a case by case basis and that our existing board of directors' role in risk oversight is appropriate. However, we re-examine the manner in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company's needs.

COMMITTEES OF THE BOARD OF DIRECTORS

              Our board of directors has established an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2010, the board of directors held 18 formal meetings, the audit committee held six formal meetings and the nominating and governance committee held three formal meetings. We encourage, but do not require, the directors to attend our annual meeting of stockholders.

Audit Committee

              The members of the audit committee are Ms. Bates and Messrs. O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Ms. Bates currently serves as chairperson of the audit committee. The board of directors has adopted a charter for the audit committee, which is available on our website at www.arescapitalcorp.com. The contents of our website are not intended to be incorporated by reference into this prospectus or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

              The audit committee is responsible for approving our independent accountants and recommending them to our board of directors (including a majority of the independent directors) for approval and submission to our stockholders for ratification, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

              The audit committee is also responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from third parties, including independent third-party valuation firms, that have been engaged at the direction of the board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

              Our board of directors has determined that Ms. Bates and Mr. O'Bryan are each an "audit committee financial expert" within the meaning of the rules of the SEC.

Nominating and Governance Committee

              The members of the nominating and governance committee are Messrs. O'Bryan, Penske and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. Penske currently serves as chairman of the nominating and governance committee. Mr. Siegel served as chairman of the nominating and governance committee until August 2010. Our board of directors has adopted a charter for the nominating and governance committee, which is available on our website at www.arescapitalcorp.com. The nominating and governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and its committees.

              In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the board of directors and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

              The nominating and governance committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

Compensation Committee

              We do not have a compensation committee because our executive officers do not receive any direct compensation from us. However, the compensation payable to our investment adviser pursuant to the investment advisory and management agreement is separately approved by a majority of our independent directors in accordance with NASDAQ Marketplace Rule 5605(d).

BENEFICIAL OWNERSHIP OF OUR DIRECTORS

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on October 24, 2011 and the number of shares beneficially owned by each of our directors as of December 31, 2010. We are not part of a "family of investment companies," as that term is defined in the Investment Company Act.

Name of Director	Aggregate Dollar Range of Equity Securities in Ares Capital(1)(2)
Independent Directors(3)
Ann Torre Bates	Over $100,000
Kenneth R. Heitz	None
Frank E. O'Bryan	Over $100,000
Gregory W. Penske	None
Eric B. Siegel	Over $100,000
Interested Directors
Michael J. Arougheti(4)	Over $100,000
Antony P. Ressler(4)	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal(4)	None

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000. The dollar range of our equity securities beneficially owned is calculated based on the closing sales price of our common stock as reported on The NASDAQ Global Select Market as of October 24, 2011.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of December 31, 2010, to the best of our knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in us, our investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with us or our investment adviser.

(4)
Ares Investments Holding LLC ("Ares Investments"), whose indirect parent is APMC, owned 2,859,882 shares of our common stock as of December 31, 2010. APMC is managed by an executive committee comprised of Messrs. Arougheti, David Kaplan, Gregory Margolies, Ressler and Rosenthal. Each of the members of the executive committee disclaims beneficial ownership of all shares of our common stock owned by Ares Investments, except to the extent of any indirect pecuniary interest therein. The shares of our common stock held by Ares Investments have been pledged in the ordinary course to secure indebtedness under a credit facility under which Ares Investments is a co-borrower with Ares Management.

COMPENSATION TABLE

              The following table shows information regarding the compensation received by our directors, none of whom is our employee, for the fiscal year ended December 31, 2010. No compensation is paid by us to interested directors. No information has been provided with respect to our executive officers who are not directors, since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Ann Torre Bates	$72,000	$72,000
Frank E. O'Bryan	$135,000	$135,000
Kenneth R. Heitz(2)	None	None
Gregory W. Penske	$130,000	$130,000
Eric B. Siegel	$145,000	$145,000
Interested Directors
Michael J. Arougheti	None	None
Antony P. Ressler	None	None
Robert L. Rosen(3)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
Mr. Heitz became a director in June 2011.

(3)
While Mr. Rosen did not receive any compensation from us for the fiscal year ended December 31, 2010, he did receive $126,000 from Ares Management for such period in connection with his service as our director.

              The independent directors receive an annual fee of $100,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $5,000, the lead independent director receives an additional annual fee of $10,000, and each chairperson of any other committee receives an additional annual fee of $2,000 for his or her additional services in these capacities. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers.

PORTFOLIO MANAGERS

              The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. The portfolio managers are comprised of (a) the underwriting committee, whose primary responsibility is to recommend investments for approval to the Investment Committee of Ares Capital Management and (b) members of the Investment Committee of Ares Capital Management who are not otherwise on the underwriting committee.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J. Arougheti	President and Director of the Company	7	Mr. Arougheti has served as President of the Company since May 2004 and a director of the Company since February 2009. He is a founding member of Ares, where he serves as a member of the Executive Committee of APMC, and a Senior Partner in the Ares Private Debt Group. Mr. Arougheti also serves as a member of the Investment Committee of Ares Capital Management, the Ares Private Debt Group Investment Committee and the Investment Committee of ACE, Ares' European Private Debt business.
Eric B. Beckman	Senior Partner in Ares Global Private Debt Group	13

Mr. Beckman joined Ares Management in 1998 and serves as a Senior Partner in the Ares Private Debt Group. He is a member of the Investment Committee of Ares Capital Management, the Ares Private Debt Group Investment Committee and the Investment Committee of ACE. Before joining the Ares Private Debt Group, Mr. Beckman served as a Senior Partner of the Ares Private Equity Group and Principal in Ares' mezzanine and special situations efforts.

R. Kipp deVeer	Senior Partner in Ares Global Private Debt Group	7

Mr. deVeer joined Ares Management in May 2004 and serves as a Senior Partner in the Ares Private Debt Group. He is a member of the Investment Committee of Ares Capital Management, the Ares Private Debt Group Investment Committee and the Investment Committee of ACE.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mitchell Goldstein	Senior Partner in Ares Global Private Debt Group	6

Mr. Goldstein joined Ares Management in May 2005 and serves as a Senior Partner in the Ares Private Debt Group. He is a member of the Investment Committee of Ares Capital Management and the Ares Private Debt Group and is a director and member of the Investment Committee of ACE. Prior to joining Ares Management, Mr. Goldstein worked at Credit Suisse ("CS"), where he was a Managing Director in the Financial Sponsors Group. Mr. Goldstein joined CS in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette.

John Kissick	Senior Partner in Ares Private Equity Group	14

Mr. Kissick serves as a Senior Partner in the Ares Private Equity Group of Ares Management. Mr. Kissick is a Senior Advisor to the Ares Capital Markets Group of Ares Management and serves on the Investment Committee for all Ares funds.

Bennett Rosenthal	Chairman of the board of directors of the Company; Senior Partner in Ares Private Equity Group	14

Mr. Rosenthal has served as Chairman of the Company's board of directors since 2004. He joined Ares in 1998 and is a founding member of Ares, where he serves on the Executive Committee of APMC, and is a Senior Partner in and the co-head of the Ares Private Equity Group. Mr. Rosenthal also serves on the Investment Committee of Ares Capital Management.

David Sachs	Senior Advisor to Ares Capital Markets Group	14	Mr. Sachs serves as a Senior Advisor to the Ares Capital Markets Group of Ares. Mr. Sachs serves on the Investment Committee of Ares Capital Management and all Ares funds.
Michael L. Smith	Senior Partner in Ares Global Private Debt Group	7

Mr. Smith joined Ares Management in May 2004 and serves as a Senior Partner in the Private Debt Group of Ares Management. He is a member of the Investment Committee of Ares Capital Management, the Ares Private Debt Group Investment Committee and the Investment Committee of ACE.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Kenneth Gordon Watters	Senior Partner in Ares Global Private Debt Group	4

Mr. Watters joined Ares Management in 2007 and serves as a Senior Partner in the Ares Private Debt Group and a member of the Investment Committee of all Ares European Credit Funds. Mr. Watters is also a member of the Investment Committee of Ares Capital Management, the Ares Private Debt Group Investment Committee and the Investment Committee of ACE. Previously, Mr. Watters was with Barclays where he served as the Head of the middle-market Financial Sponsors Group over which he had responsibility for a one hundred person staff across various teams within the U.K. and Europe.

              None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account, except that:

  •
  Messrs. Kissick and Rosenthal are each Senior Partners of Ares with significant responsibilities for other Ares managed funds, which as of June 30, 2011 had approximately $41 billion (including the Company) of committed capital under management, a portion of which is used to calculate Ares' advisory fees related to such funds; and

  •
  Messrs. Arougheti, Beckman, deVeer, Goldstein, Smith and Watters are each Senior Partners of Ares Private Debt Group. Mr. Watters has primary responsibility for management of ACE and all such individuals have responsibilities with respect to certain managed accounts, which as of June 30, 2011 had approximately $15 billion (including the Company) of committed capital under management, a portion of which is used to calculate advisory fees related to the investment services provided by the group.

See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Each of Messrs. Arougheti, Beckman, deVeer, Goldstein and Smith is equally responsible for deal origination, execution and portfolio management. Mr. Arougheti, as our President, however, spends a greater amount of his time on corporate and administrative activities in his role as an officer. Each of Messrs. Arougheti, Beckman, deVeer, Goldstein and Smith is a senior partner in Ares Private Debt Group and receives a compensation package that includes some combination of fixed draw and variable incentive compensation based primarily on our performance for services provided. None of the portfolio managers receives any direct compensation from us.

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on October 24, 2011 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2010 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Michael J. Arougheti	Over $1,000,000(2)
Eric B. Beckman	Over $1,000,000
R. Kipp deVeer	$100,001-$500,000
Mitchell Goldstein	$500,001-$1,000,000
John Kissick	None
Bennett Rosenthal	None(2)
David Sachs	$100,001-$500,000
Michael L. Smith	Over $1,000,000
Kenneth Gordon Watters	None

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
Ares Investments, whose indirect parent is APMC, owned 2,859,882 shares of our common stock as of December 31, 2010. APMC is managed by an executive committee comprised of Messrs. Arougheti, Kaplan, Margolies, Ressler and Rosenthal. Each of the members of the executive committee disclaims beneficial ownership of all shares of our common stock owned by Ares Investments, except to the extent of any indirect pecuniary interest therein. The shares of our common stock held by Ares Investments have been pledged in the ordinary course to secure indebtedness under a credit facility under which Ares Investments is a co-borrower with Ares Management.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

              Ares Capital Management serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, Ares Capital Management:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make;

  •
  determines the investments and other assets that we purchase, retain or sell; and

  •
  provides us with such other investment advisory and research and related services as we may from time to time reasonably require.

              Our investment adviser's services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities. Similarly, affiliates of our investment adviser may directly or indirectly manage funds or other investment vehicles with investment objectives similar to ours. Accordingly, we may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by Ares Capital Management or its affiliates.

              The sole member of Ares Capital Management is Ares Management, a global alternative asset manager and SEC registered investment adviser. Ares funds, including funds managed by Ares, had, as of June 30, 2011, approximately $41 billion of total committed capital under management.

Management Fee

              Pursuant to the investment advisory and management agreement and subject to the overall supervision of our board of directors, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives a fee from us consisting of two components—a base management fee and an incentive fee. Ares Capital Management has committed to defer up to $15 million in base management and incentive fees for each of the fiscal years ending December 31, 2010 and 2011 if certain earnings targets are not met.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

Incentive Fee

              The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns" and "Risk Factors—Risks Relating to Our Business—We may be obligated to pay our investment adviser incentive compensation even if we incur a loss."

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay our investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The catch-up is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

              These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

              The Capital Gains Fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of our investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

              Notwithstanding the foregoing, as a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1)(x) the actual amount paid by us for such investment plus (y) any amounts recorded in our financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in our financial statements, including payment-in-kind interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in our financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

              We defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. These calculations are adjusted for any share issuances or repurchases. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under our investment advisory and management agreement.

Examples of Quarterly Incentive Fee Calculation

Example 1—Income Related Portion of Incentive Fee(1):

Assumptions

  •
  Hurdle rate(2) = 1.75%
  •
  Management fee(3) = 0.375%
  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 1.25%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.675%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 7% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 7.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.5% annualized management fee.

(4)
Excludes offering expenses.

Alternative 2

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 2.70%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.125%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
	=	(100% × (2.125% - 1.75%)) + 0%
	=	100% × 0.375%
	=	0.375%

Alternative 3

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 3.50%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.925%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)
	=	(100% × (2.1875% - 1.75%)) + (20% × (2.925% - 2.1875%))
	=	0.4375% + (20% × 0.7375%)
	=	0.4375% + 0.1475%
	=	0.585%

Example 2—Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")
  •
  Year 2: Investment A is sold for $50 million and fair value ("FV") of Investment B determined to be $32 million
  •
  Year 3: FV of Investment B determined to be $25 million
  •
  Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous Capital Gains Fee paid in Year 2)
  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")
  •
  Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million
  •
  Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million
  •
  Year 4: FV of Investment B determined to be $35 million
  •
  Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))
  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (Capital Gains Fee paid in Year 2))
  •
  Year 4: None (No sales transactions)
  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative Capital Gains Fee paid in Year 2 and Year 3))

              For the three and six months ended June 30, 2011, we incurred $17.4 million and $34.1 million, respectively, in base management fees and $17.1 million and $32.9 million, respectively, in incentive management fees related to pre-incentive fee net investment income. The incentive management fees related to the capital gains incentive fee as calculated under the investment advisory and management agreement for the three and six months ended June 30, 2011 was $0. However, in accordance with GAAP, the Company accrued a capital gains incentive fee of $24.6 million and $39.8 million, including $26.0 million recognized in the second quarter of 2011 as a result of the application of the Capital Gains Amendment described above with respect to the assets purchased in the Allied Acquisition, for the three and six months ended June 30, 2011, respectively, bringing the total GAAP accrual related to the capital gains incentive fee to $55.4 million as of June 30, 2011. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

              For the year ended December 31, 2010, we incurred $52.0 million in base management fees, $61.3 million in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains under the investment advisory and management agreement. In accordance with GAAP, the Company accrued a capital gains incentive fee of $15.6 million for the year ended December 31, 2010.

              For the year ended December 31, 2009, we incurred $30.4 million in base management fees, $33.3 million in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains under the investment advisory and management agreement.

              For the year ended December 31, 2008, we incurred $30.5 million in base management fees, $31.7 million in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains under the investment advisory and management agreement.

Payment of Our Expenses

              The services of all investment professionals and staff of our investment adviser, when and to the extent engaged in providing investment advisory and management services to us and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. We bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to: rent; organization; calculation of our net asset value (including, but not limited to, the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our administrator in connection with administering our business as described in more detail under "Administration Agreement" below.

Duration, Termination and Amendment

General

              At an in-person meeting of our board of directors on February 24, 2006, an investment advisory and management agreement was approved by our board of directors with the recommendation that stockholders of the Company vote to approve the agreement. A discussion regarding the basis for our board of directors' approval is available in our proxy statement for our 2006 annual meeting of stockholders. Our stockholders approved such investment advisory and management agreement on May 30, 2006, which was entered into on June 1, 2006. On March 16, 2011 our board of directors, including a majority of the independent directors, approved (i) the continuation of the investment advisory and management agreement through June 1, 2012 and (ii) certain amendments to the investment advisory and management agreement with the recommendation that the stockholders of the Company vote to approve the amendments. In reaching a decision to approve the continuation of the investment advisory and management agreement and the amendments thereto, our board of directors reviewed a wide variety of factors including the nature, extent and quality of services, investment performance, costs of services and our investment adviser's estimated pro forma profitability and concluded that the terms of the investment advisory and management agreement, including the fee rates thereunder, are fair and reasonable in relation to the services provided and as being in the best interests of the Company and its stockholders. A discussion regarding the basis for our board of directors' approval of the continuation of the investment advisory and management agreement through June 2012 and the amendments thereto is available in our Definitive Proxy filed with the SEC on April 28, 2011. Our stockholders approved the amendments to the investment advisory and management agreement on June 6, 2011 and we entered into a restated investment advisory and management agreement reflecting such amendments on June 6, 2011.

              Unless terminated earlier, the investment advisory and management agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our independent directors. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Material amendments to our investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent directors.

              Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the management fee, the incentive fee or other compensation terms. Any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement. See "Risk Factors—Risks Relating to Our Business—We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals."

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory and management agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

              Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Administration Agreement

              We are also party to an amended and restated administration agreement, referred to herein as our "administration agreement," with Ares Operations, an affiliate of our investment adviser and a wholly owned subsidiary of Ares Management. Our board of directors approved the continuation of our administration agreement on March 16, 2011, which extended the term of the agreement until June 1, 2012. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the three and six months ended June 30, 2011, we incurred $2.5 million and $4.9 million, respectively, in fees under the administration agreement. As of June 30, 2011, $2.4 million was unpaid and included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet. For the years ended December 31, 2010, 2009 and 2008, we incurred fees under the administration agreement of $8.7 million, $4.0 million and $2.7 million, respectively.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as our administrator.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              We are party to an investment advisory and management agreement with Ares Capital Management, whose sole member is Ares Management, an entity in which certain of our directors, officers and members of the investment committee of our investment adviser have indirect ownership and financial interests. Certain of our directors, officers and members of the investment committee of our investment adviser also serve as principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to our investment objective. In addition, certain of our officers and directors and the members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, our investment adviser and other members of Ares intend to allocate investment opportunities in a fair and equitable manner that meets our investment objective and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Ares Capital Management has committed to defer up to $15 million in base management and incentive fees under the investment advisory and management agreement for each of the fiscal years ending December 31, 2010 and 2011 if certain earnings targets are not met.

              Pursuant to the terms of the administration agreement Ares Operations currently provides us with the administrative services necessary to conduct our day-to-day operations, and we pay Ares Operations at cost our allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, secretary and treasurer) and their respective staffs.

              Our portfolio company IHAM, is party to the IHAM administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with the facilities and administrative services necessary for the operations of IHAM. Under the IHAM administration agreement, IHAM reimburses Ares Operations for the costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with Ares Capital Management, pursuant to which Ares Capital Management provided similar services.

              We rent office space directly from a third party pursuant to a lease that expires in February 2026. We also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of the office space, for a fixed rent equal to 15% and 20%, respectively, of this basic annual rent payable by us under the office lease, plus certain additional costs and expenses. Under our previous lease, which expired on February 27, 2011, we were party to a sublease agreement with Ares Management whereby Ares Management subleased approximately 25% of certain office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. For the years ended December 31, 2010, 2009 and 2008, such amounts payable to us totaled $0.3 million, $0.7 million and $0.3 million, respectively.

              We have also entered into a license agreement with Ares Management pursuant to which Ares Management has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Ares" name. This license agreement will remain in effect for so long as the investment advisory and management agreement with Ares Capital Management is in effect and Ares Capital Management remains our investment adviser. Like the investment advisory and management agreement, the license agreement may also be terminated by either party without penalty upon 60 days' written notice to the other.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              To our knowledge, as of October 24, 2011, there were no persons that owned 25% or more of our outstanding voting securities and no person would be deemed to control us, as such term is defined in the Investment Company Act.

              The following table sets forth, as of October 24, 2011 (unless otherwise noted), the number of shares of our common stock beneficially owned by each of our current directors and executive officers, all directors and executive officers as a group and certain beneficial owners, according to information furnished to us by such persons or publicly available filings.

              Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. To our knowledge, as of October 24, 2011, there were no persons that owned 5% or more of our shares of common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of our common stock that he or she beneficially owns.

              The address for Mr. Arougheti, Mr. Rosen and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other directors and executive officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Executive Officers:
Interested Directors
Michael J. Arougheti	253,679	(2)	*
Antony P. Ressler	1,150,707	(2)(3)	*
Robert L. Rosen	15,000		*
Bennett Rosenthal	75,000	(2)(4)
Independent Directors
Ann Torre Bates	6,617	(5)	*
Kenneth R. Heitz	None		*
Frank E. O'Bryan	12,400	(6)	*
Gregory W. Penske	None
Eric B. Siegel	24,149	(7)	*
Named Executive Officers Who Are Not Directors
Penni F. Roll	49,452		*
Richard S. Davis	None
All Directors and Executive Officers as a Group (16 persons)	1,609,202	(2)(8)	*

*
Represents less than 1%.

(1)
Based on 205,129,966 shares of common stock outstanding as of October 24, 2011.

(2)
Ares Investments, whose indirect parent is APMC, owned 2,859,882 shares of our common stock as of October 24, 2011. APMC is managed by an executive committee comprised of Messrs. Arougheti, Kaplan, Margolies, Ressler and Rosenthal. Each of the members of the executive committee disclaims beneficial ownership of all shares of our common stock owned by Ares Investments, except to the extent of any indirect pecuniary interest therein. The shares of our common stock held by Ares Investments have been pledged in the ordinary course to secure indebtedness under a credit facility under which Ares Investments is a co-borrower with Ares Management.

(3)
Consists of (i) 650,000 shares of common stock indirectly beneficially owned by Mr. Ressler through Greek Associates of which Mr. Ressler is the general partner and (ii) 500,707 shares of common stock indirectly beneficially owned by Mr. Ressler through a family foundation of which Mr. Ressler is the trustee.

(4)
Consists of 75,000 shares of common stock indirectly beneficially owned by Mr. Rosenthal through BAR Holdings, LLC of which Mr. Rosenthal is the manager.

(5)
Consists of (i) 2,874 shares of common stock owned individually; (ii) 2,275 shares of common stock indirectly beneficially owned by Ms. Bates through her spouse; (iii) 487 shares of common stock indirectly beneficially owned by Ms. Bates as trustee of her father's estate and (iv) 981 shares of common stock indirectly beneficially owned by Ms. Bates as trustee of a trust left by her mother.

(6)
Consists of (i) 400 shares of common stock owned individually and (ii) 12,000 shares of common stock indirectly beneficially owned by Mr. O'Bryan through a family trust of which Mr. O'Bryan is the trustee and beneficiary.

(7)
Consists of (i) 13,528 shares of common stock owned individually; (ii) 8,166 shares of common stock indirectly beneficially owned by Mr. Siegel through his spouse and (iii) 2,161 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the accounts of his children. Mr. Siegel has shared voting and investment authority with respect to shares held by his spouse.

(8)
Includes shares owned by officers of the Company that are not "Named Executive Officers" as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act.

DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period. Effective January 1, 2008, the Company adopted ASC 820-10, which expands the application of fair value accounting for investments (see Note 8 to the consolidated financial statements for the period ended December 31, 2010 and Note 2 to the consolidated financial statements for the period ended March 31, 2011). ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date.

              The valuation process is conducted at the end of each fiscal quarter, with a minimum of 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. In addition, our independent accountants review our valuation process as part of their overall integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, based on, among other things, the input of our management and audit committee and independent valuation firms under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have previously recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than would be realized based on the valuations currently assigned. For example, during 2008 and much of 2009, the state of the economy in the U.S. and abroad had deteriorated. See "Risk

Factors—Risks Relating to Our Investments—Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value."

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the entire investment professional and management team, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% (based on value) of our portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our management and audit committee and independent valuation firms.

 DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying The Bank of New York Mellon ("BNY Mellon"), the plan administrator and an affiliate of our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date fixed by the board of directors for dividends to stockholders. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting fractional shares to the participant's account, issue a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

              While we generally use primarily newly issued shares to implement the dividend reinvestment plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the dividend reinvestment plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date fixed by the board of directors for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator's fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.12 per share fee from the proceeds.

              Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's initial basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account. Please see "Certain Material U.S. Federal Income Tax Considerations."

              Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at www.bnymellon.com/shareowner/equityaccess, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by calling the plan administrator's hotline at 1-866-365-2497.

              The dividend reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator via the Internet at www.bnymellon.com/shareowner/equityaccess, by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by telephone at 1-866-365-2497.

              Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator via the Internet at www.bnymellon.com/shareowner/equityaccess, by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by telephone at 1-866-365-2497.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our preferred stock or our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, persons who hold our preferred stock and our common stock as part of an integrated financial transaction and persons with a functional currency that is not the U.S. dollar. This summary assumes that investors hold our preferred stock or common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing accuracy of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offerings pursuant to this prospectus or pursuant to any accompanying prospectus supplement unless expressly stated therein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of common or preferred stock sold in units with the other securities being registered.

              This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of holders with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

              A "U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

  •
  a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

              A "non-U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. stockholder, nor an entity treated as a partnership for U.S. federal income tax purposes.

              If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding shares of our preferred stock or common stock or a partner of such a partnership should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

              Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain income source and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, generally an amount equal to at least 90% of our "investment company taxable income," as defined by the Code (the "Annual Distribution Requirement"). See "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC."

TAXATION AS A RIC

              If we:

  •
  qualify as a RIC; and

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  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement"). We have paid in the past, and can be expected to pay in the future, such excise tax on a portion of our income.

              Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

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  qualify to be treated as a BDC at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities or (b) net income derived from an interest in a "qualified publicly traded partnership, or "QPTP" (collectively, the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash, such as income from hedging or foreign currency transactions. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though we will not have received any corresponding cash amount.

              Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of non-qualifying income for purposes of the 90% Income Test or receiving assets that would not count toward satisfying the Diversification Requirements.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

              Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and are subject to limitations which may limit the availability of benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

              Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are generally not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

              Some of the income and fees that we recognize, such as management fees or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

              If we fail to satisfy the 90% Income Test or the Diversification Tests in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Test.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and are not eligible for relief as described above, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level U.S. federal income tax should be substantially reduced or eliminated. See "Election to Be Taxed as a RIC" above and "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC."

Capital Loss Carryforwards and Unrealized Losses

              As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning on or before January 1, 2011 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether distributed to stockholders. A RIC cannot carry back or carry forward any net operating losses.

              It is believed that transactions we have undertaken, including the Allied Acquisition, have resulted in a limitation on our ability to use both our own and Allied Capital's capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of our own pre-acquisition assets and Allied Capital's assets we acquired. These limitations, imposed by Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to our and Allied Capital's losses generally will equal the product of the net asset value of each corporation immediately prior to the Allied Acquisition, respectively, and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2010, the month during which the Allied Acquisition was consummated, the long-term tax-exempt rate was 4.03%. Additionally, under Section 384 of the Code, we may also be prohibited from using Allied Capital's loss carryforwards and unrealized losses against any of our unrealized gains at the time of the Allied Acquisition, to the extent such gains are realized within five years following the Allied Acquisition. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards realized in taxable years beginning before January 1, 2011 generally expire eight taxable years following recognition, substantially all of our and Allied Capital's losses may become permanently unavailable. Future transactions we enter into may further limit our ability to utilize losses.

              As of December 31, 2010, for U.S. federal income tax purposes, we had capital loss carryforwards of approximately $148.0 million and net unrealized losses of approximately $1.4 billion.

              Finally, in addition to the other limitations on the use of losses, pursuant to Section 381 of the Code, only a portion of our capital gain net income for the taxable year of the Allied Acquisition (disregarding capital loss carryforwards) can be reduced by Allied Capital's capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Code, as described above), with such portion equal to the total capital gain net income for such taxable year multiplied by the fraction of the taxable year that remains following the Allied Acquisition.

TAXATION OF U.S. STOCKHOLDERS

              Whether an investment in the shares of our preferred stock or common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our preferred stock or common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our preferred stock and common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before investing in shares of our preferred stock or common stock.

    Distributions on Our Preferred Stock and Common Stock

              Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of our investment company taxable income (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gain (which is generally the excess of our net long-term capital gain over our net short-term capital loss) properly reported by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains (which, under current law, are taxed at preferential rates for taxable years beginning before January 1, 2013) in the case of individuals, trusts or estates. This is true regardless of the U.S. stockholder's holding period for his, her or its preferred stock or common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We have made distributions in excess of our earnings and profits and expect to continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder's adjusted tax basis in our preferred stock or common stock in their individual circumstances.

              A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction.

              In general, for taxable years beginning before January 1, 2013, "qualified dividend income" realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements as met. As long as certain requirements are met, our dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify as qualified dividend income.

              Although we currently intend to distribute any of our net capital gain at least annually, we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for his, her or its preferred stock or common stock.

              Because we expect to pay tax on any retained net capital gain at our regular corporate tax rate, and because that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds the stockholder's liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide a written statement to our stockholders reporting the deemed distribution after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

              We will be subject to the alternative minimum tax, also referred to as the "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

              We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash (which portion, under current law, can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment. We have built-up or have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

    Sale or Other Disposition of Our Preferred Stock or Common Stock

              A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              For taxable years beginning before January 1, 2013, in general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

    Information Reporting and Backup Withholding

              We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

              We may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

    Medicare Tax on Net Investment Income

              For taxable years beginning after December 31, 2012, non-corporate U.S. stockholders generally will be subject to a Medicare tax on their "net investment income," which ordinarily includes taxable distributions or deemed distributions on stock, such as our preferred stock and our common stock, as well as taxable gain on the disposition of stock, including our preferred stock or common stock. It is also very likely that "net investment income" would include, for this purpose any taxable income or gain on any other securities we may offer.

    Withholding and Information Reporting on Foreign Financial Accounts

              For taxable years beginning after December 31, 2012, U.S. withholding tax will be imposed on dividends and proceeds of sale in respect of our preferred stock and common stock received by U.S. stockholders who own their stock through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. We will not pay any additional amounts in respect to any amounts withheld.

              Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

              Whether an investment in shares of our preferred stock or common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our preferred stock or common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our preferred stock or common stock.

    Distributions on our Preferred Stock or Common Stock

              Distributions of our investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies. However, with respect to certain distributions made to non-U.S. stockholders in taxable years beginning before January 1, 2013, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are reported as "interest-related dividends" or "short term capital gain dividends" in a written statement furnished to stockholders,(ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that we would designate any of our distributions as interest-related dividends or short term capital gain dividends, even if we are permitted to do so. In the case of preferred or common stock held through an intermediary, even if we make a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation.

              If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

              Actual or deemed distributions of our net capital gain (which is generally the excess of our net long-term capital gain over our net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our preferred stock or common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty).

              If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

              We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of our stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

              Recent legislation generally imposes a withholding tax on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of preferred or common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Non-U.S. stockholders are encouraged to consult their tax advisors regarding the implications of this legislation on their investment in our preferred or common stock.

FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, and relief were not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

POSSIBLE LEGISLATIVE OR OTHER ACTIONS AFFECTING TAX CONSIDERATIONS

              Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in us may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in us.

DESCRIPTION OF SECURITIES

              This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of 400,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock trades on The NASDAQ Global Select Market under the symbol "ARCC." On October 24, 2011, the last reported sales price of our common stock on The NASDAQ Global Select Market was $15.32 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.

              Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

              In the event of a liquidation, dissolution or winding up of the Company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay off all indebtedness and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

              Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

              The following are our outstanding classes of capital stock as of October 24, 2011:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	400,000,000	—	205,129,966

Preferred Stock

              Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of our preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

              You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock may provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to that such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment committee and certain of our officers. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Election of Directors

              Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four or more than eleven. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

              Under the Maryland General Corporation Law and our charter, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (a) by or at the direction of the board of directors or (b) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock." However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (as defined below) (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

              Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock and, as a result, any control shares of the Company will have the same voting rights as all of the other shares of the Company common stock. Such provision could be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and we determine (after consultation with the SEC staff) that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

              In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.

              The Investment Company Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

              For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

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  the designation and number of shares of such series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

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  any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

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  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers, if any, of the holders of shares of such series;

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  any provisions relating to the redemption of the shares of such series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

              All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

GENERAL

              We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

              The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

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  the title of such subscription rights;

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  the exercise price for such subscription rights (or method of calculation thereof);

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  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

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  the number of such subscription rights issued to each stockholder;

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  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

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  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

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  any termination right we may have in connection with such subscription rights offering; and

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  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

              We will not offer any subscription rights under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

EXERCISE OF SUBSCRIPTION RIGHTS

              Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

              Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR WARRANTS

              The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

              We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

              A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

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  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  the terms of the securities issuable upon exercise of the warrants;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

              We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

              Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

              Under the Investment Company Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Ares Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

              We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

              As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

              Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

              The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued;

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default;

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  if applicable, U.S. federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

              The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

              We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

GENERAL

              The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities"), may be issued under the indenture in one or more series.

              For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

              The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

              The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

              We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

              We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

              We expect that we will usually issue debt securities in book entry only form represented by global securities.

CONVERSION AND EXCHANGE

              If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

PAYMENT AND PAYING AGENTS

              We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

              We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

              We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

              Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

              If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

              Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

EVENTS OF DEFAULT

              You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

              The term "Event of Default" in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

  •
  We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

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  We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

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  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

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  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

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  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.

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  On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.

  •
  Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

              An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

              If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

              The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity") (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

              Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

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  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

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  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

  •
  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

              However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

              Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

              Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

              Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

MERGER OR CONSOLIDATION

              Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

  •
  Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

  •
  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

  •
  We must deliver certain certificates and documents to the trustee.

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  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

MODIFICATION OR WAIVER

              There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

              First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

              The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

              Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

              The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

              When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

              Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

              We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

              Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

DEFEASANCE

              The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

              Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under "Indenture Provisions—Subordination" below. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

              We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

              If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

              If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

              If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under "Indenture Provisions—Subordination."

FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES

              Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

              Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

              Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

              If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

              If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

RESIGNATION OF TRUSTEE

              Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

INDENTURE PROVISIONS—SUBORDINATION

              Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

              In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

              By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

              "Senior Indebtedness" is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

              If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

THE TRUSTEE UNDER THE INDENTURE

              U.S. Bank National Association will serve as the trustee under the indenture.

CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES

              Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES

              The Depository Trust Company ("DTC") will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

              DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC").

              DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has Standard & Poor's Ratings Services' highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

              Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

              To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

              Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

              Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

              Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

              Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

              DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

              The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

 DESCRIPTION OF OUR UNITS

              The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

              We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

              A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

  •
  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

  •
  a description of the terms of any unit agreement governing the units;

  •
  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

  •
  whether the units will be issued in fully registered or global form.

              We will not offer any units under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

              At our 2011 annual stockholders meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 6, 2011 and expiring on the earlier of June 6, 2012 and the date of our 2012 annual stockholders meeting.

              In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders has to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

              Any offering of common stock below its net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

              In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders' best interests, our board of directors will consider a variety of factors including:

  •
  the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

  •
  the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

  •
  the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

  •
  whether the estimated offering price would closely approximate the market value of shares of our common stock;

  •
  the potential market impact of being able to raise capital during the current financial market difficulties;

  •
  the nature of any new investors anticipated to acquire shares of our common stock in the offering;

  •
  the anticipated rate of return on and quality, type and availability of investments; and

  •
  the leverage available to us.

              Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at premium to net asset value per share.

              We will not sell shares of our common stock pursuant to stockholder approval (or any rights, warrants or units to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by such post-effective amendment, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $15.00 and we have 30 million shares of common stock outstanding, the sale of 6 million shares of common stock at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our net asset value per share increased to $15.75 on the then 36 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares of common stock at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit.

              Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock."

              The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

              Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

              The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

              The examples assume that the issuer has 30 million shares outstanding, $600 million in total assets and $150 million in total liabilities. The current net asset value and net asset value per share are thus $450 million and $15.00. The chart illustrates the dilutive effect on Stockholder A of (a) an offering of 1.5 million shares of common stock (5% of the outstanding shares) at $14.25 per share after offering expenses and commissions (a 5% discount from net asset value), (b) an offering of 3 million shares of common stock (10% of the outstanding shares) at $13.50 per share after offering expenses and commissions (a 10% discount from net asset value) and (c) an offering of 6 million shares of common stock (20% of the outstanding shares) at $12.00 per share after offering expenses and commissions (a 20% discount from net asset value). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined net asset value. It is not possible to predict the level of market price decline that may occur.

		Example 1			Example 2		Example 3
		5% Offering at 5% Discount			10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale		% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		—	$14.21	—	$12.63	—
Net Proceeds per Share to Issuer		$14.25		—	$13.50	—	$12.00	—
Decrease to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000		5.00%	33,000,000	10.00%	36,000,000	20.00%
Net Asset Value per Share	$15.00	$14.96		(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	30,000	30,000		0.00%	30,000	0.00%	30,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10	%(1)	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%
Total Net Asset Value Held by Stockholder A	$450,000	$448,929		(0.24)%	$445,909	(0.91)%	$435,000	(3.33)%
Total Investment by Stockholder A (Assumed to Be $15.00 per Share)	$450,000	$450,000			$450,000		$450,000
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(1,071)			$(4,091)		$(15,000)
Investment per Share Held by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)	$15.00	$15.00		0.00%	$15.00	0.00%	$15.00	0.00%
Net Asset Value per Share Held by Stockholder A		$14.96			$14.86		$14.50
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.04)			$(0.14)		$(0.50)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)				(0.24)%		(0.91)%		(3.33)%

(1)
To be carried out to the third decimal place.

Impact On Existing Stockholders Who Do Participate in the Offering

              Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.05% of an offering of 6 million shares) rather than its 0.10% proportionate share and (b) 150% of such percentage (i.e. 9,000 shares, which is 0.15% of an offering of 6 million shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$12.63		$12.63
Net Proceeds per Share to Issuer		$12.00		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	36,000,000	20%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.50	(3.33)%	$14.50	(3.33)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	30,000	33,000	10%	39,000	30%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$450,000	$478,500	6.33%	$565,500	25.67%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)		$487,895		$563,684
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(9,395)		$1,816
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$15.00	$14.78	(1.44)%	$14.45	(3.64)%
Net Asset Value per Share Held by Stockholder A		$14.50		$14.50
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.28)		$0.05	0.40%
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			(1.96)%		0.32%

Impact On New Investors

              Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the Company, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the Company being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		$14.21		$12.63
Net Proceeds per Share to Issuer		$14.25		$13.50		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5%	33,000,000	10%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	1,500		3,000		6,000
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%
Total Net Asset Value Held by Investor A	$0	$22,446		$44,591		$87,000
Total Investment by Investor A (At Price to Public)		$22,500		$42,632		$75,789
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)		$(54)		$1,959		$11,211
Investment per Share Held by Investor A	$0	$15.00		$14.21		$12.63
Net Asset Value per Share Held by Investor A		$14.96		$14.86		$14.50
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$0.65		$1.87
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			(0.24)%		4.60%		14.79%

 ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE
FOR OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

              At our 2008 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock. The authorization granted to sell or authorize issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

              As a result of obtaining this authorization, in order to sell or otherwise issue such securities, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the independent directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

              We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See "Description of Our Subscription Rights" and "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares."

REGULATION

              We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot invest in any portfolio company in which funds managed by Ares or any of its downstream affiliates (including Ares Capital Management) (other than Ares Capital and its downstream affiliates) currently has an investment (although we may co-invest on a concurrent basis with other funds managed by Ares or any of its downstream affiliates (including Ares Capital Management), subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. We have applied for an exemptive order from the SEC that would permit us to co-invest with funds managed by Ares or its downstream affiliates (including Ares Capital Management). Any such order will be subject to certain terms and conditions. There is no assurance that the application for exemptive relief will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with funds managed by Ares or any of its downstream affiliates (including Ares Capital Management). See "Risk Factors—Risks Relating to Our Business—We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted."

              The Investment Company Act also requires that a majority of our directors be persons other than "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as "independent directors." In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a "majority of the outstanding voting securities" means the vote of the holders of the lesser of: (a) 67% or more of the outstanding shares of our common stock present at a meeting or represented by proxy if holders of more than 50% of the shares of our common stock are present or represented by proxy or (b) more than 50% of the outstanding shares of our common stock.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

QUALIFYING ASSETS

              A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

  (a)
  is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

  (i)
  is organized under the laws of, and has its principal place of business in, the United States;

  (ii)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

  (iii)
  does not have any class of securities listed on a national securities exchange;

  (b)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

  (i)
  at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

  (ii)
  we are one of the 20 largest holders of record of such issuer's outstanding voting securities; or

  (c)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company's outstanding voting and non-voting common equity is less than $250.0 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above under "Qualifying Assets," the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC itself does not make available significant managerial assistance solely in this fashion). Making available managerial assistance means, among other things, exercising control over the management or policies of the portfolio company or any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if the offer is accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

              We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we invest in securities that do not generally entitle it to voting rights in its portfolio companies. When we do have voting rights, we delegate the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser consult with each other and other investment professionals of Ares, taking into account our and our investors' interests as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of the Company or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

              Elections of Directors:    In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the stockholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

              Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

              Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

              Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

              Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

              Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

              Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

              Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

              Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

              Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

              Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the twelve-month period ended June 30, 2011 free of charge by making a written request for proxy voting information to: Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067 or by calling us collect at (310) 401-4200.

PRIVACY PRINCIPLES

              We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

              Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. The non-public personal information that we may receive falls into the following categories:

  •
  information we receive from stockholders, whether we receive it orally, in writing or electronically. This includes stockholders' communications to us concerning their investment;

  •
  information about stockholders' transactions and history with us; or

  •
  other general information that we may obtain about stockholders, such as demographic and contact information such as a person's address.

              We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except:

  •
  to our affiliates (such as our investment adviser and administrator) and their employees that have a legitimate business need for the information;

  •
  to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees, as is necessary to service recordholder accounts or otherwise provide the applicable services;

  •
  to comply with court orders, subpoenas, lawful discovery requests or other legal or regulatory requirements; or

  •
  as allowed or required by applicable law or regulation.

              When the Company shares non-public stockholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our stockholders' privacy. The Company does not permit use of stockholder information for any non-business or marketing purpose, nor does the Company permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

              The Company's service providers, such as its investment adviser, administrator and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect stockholder non-public personal information to prevent unauthorized access or use and to dispose of such information when it is no longer required.

              Personnel of our affiliates may access stockholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a stockholder's account or comply with legal requirements.

              If a stockholder ceases to be a stockholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify stockholders and provide a description of our privacy policy.

              In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer stockholders' non-public personal information to the new party in control or the party acquiring assets.

OTHER

              We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to the Company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. BNY Mellon acts as the transfer agent, dividend paying agent and registrar for our common stock. The principal business address of BNY Mellon is 480 Washington Boulevard, Jersey City, NJ 07310.

BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

              Subject to policies established by our board of directors, the investment adviser, Ares Capital Management, is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities.

              While the investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

              We have not paid any brokerage commissions during the three most recent fiscal years.

 PLAN OF DISTRIBUTION

              We may offer, from time to time, in one or more offerings or series, up to $2,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

              The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

              In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

              Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

              Any underwriters that are qualified market makers on the NASDAQ Global Market may engage in passive market making transactions in our common stock on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

              We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

              Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

              Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

              If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

              We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

              In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

              The legality of the securities offered hereby will be passed upon for the Company by Proskauer Rose LLP, Los Angeles, California and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              KPMG LLP, located at 355 South Grand Avenue, Los Angeles, California 90071, is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

              We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this document and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, the SEC's Northeast Regional Office at 3 World Financial Center, Suite 400, New York, NY 10281 and the SEC's Midwest Regional Office at 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC's web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation

              We have audited the accompanying consolidated balance sheets of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2010 and 2009, including the consolidated schedule of investments as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in Note 15), for each of the years in the three-year period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

              We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

              We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Ares Capital Corporation's internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of Treadway Commission (COSO), and our report dated February 28, 2011 expressed an unqualified opinion on the effectiveness of Ares Capital Corporation's internal control over financial reporting.

              As explained in Note 8 to the consolidated financial statements, the accompanying consolidated financial statements include investments valued at $4.3 billion (142% of net assets), whose fair values have been estimated by the Board of Directors and management in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements, (SFAS 157) (included in FASB ASC 820, Fair Value Measurements and Disclosures), which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. SFAS 157 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. $4.3 billion of investments at December 31, 2010 are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

Los Angeles, California
February 28, 2011

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	As of December 31,
	2010	2009
ASSETS
Investments at fair value
Non-controlled/non-affiliate investments	$2,482,642	$1,568,423
Non-controlled affiliate company investments	380,396	276,351
Controlled affiliate company investments	1,454,952	327,040

Total investments at fair value (amortized cost of $4,291,955 and $2,376,384, respectively)	4,317,990	2,171,814
Cash and cash equivalents	100,752	99,227
Receivable for open trades	8,876	—
Interest receivable	72,548	28,019
Other assets	62,380	14,455

Total assets	$4,562,546	$2,313,515

LIABILITIES
Debt	$1,378,509	$969,465
Management and incentive fees payable	52,397	66,495
Accounts payable and other liabilities	34,742	16,533
Interest and facility fees payable	21,763	2,645
Payable for open trades	24,602	489

Total liabilities	1,512,013	1,055,627

Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 300,000 common shares authorized, 204,419 and 109,945 common shares issued and outstanding, respectively	204	110
Capital in excess of par value	3,205,326	1,490,458
Accumulated (overdistributed) undistributed net investment income	(11,336)	3,143
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt, other assets and acquisitions	(169,696)	(31,115)
Net unrealized gain (loss) on investments and foreign currency transactions	26,035	(204,708)

Total stockholders' equity	3,050,533	1,257,888

Total liabilities and stockholders' equity	$4,562,546	$2,313,515

NET ASSETS PER SHARE	$14.92	$11.44

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Year Ended December 31,
	2010	2009	2008
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest from investments	$238,278	$188,126	$169,519
Capital structuring service fees	23,921	5,429	16,421
Management fees	4,797	113	—
Dividend income	4,340	1,162	1,621
Interest from cash & cash equivalents	112	265	1,625
Other income	5,310	6,484	3,244

Total investment income from non-controlled/non-affiliate company investments	276,758	201,579	192,430
From non-controlled affiliate company investments:
Interest from investments	51,386	21,866	28,532
Capital structuring service fees	813	—	1,821
Management fees	813	1,443	750
Dividend income	2,125	285	825
Other income	569	377	847

Total investment income from non-controlled affiliate company investments	55,706	23,971	32,775
From controlled affiliate company investments:
Interest from investments	103,853	15,074	10,420
Capital structuring service fees	29,946	194	3,000
Management fees	8,762	1,942	1,628
Dividend income	7,903	2,391	133
Other income	468	121	75

Total investment income from controlled affiliate company investments	150,932	19,722	15,256

Total investment income	483,396	245,272	240,461

EXPENSES:
Interest and credit facility fees	79,347	24,262	36,515
Incentive management fees	76,895	33,332	31,748
Base management fees	51,998	30,409	30,463
Professional fees and other costs related to the acquisition of Allied Capital Corporation	19,833	4,939	—
Professional fees	12,320	7,820	5,990
Administrative fees	8,721	4,009	2,701
Other general and administrative	13,074	6,519	5,804

Total expenses	262,188	111,290	113,221
NET INVESTMENT INCOME BEFORE INCOME TAXES	221,208	133,982	127,240

Income tax expense, including excise tax	5,392	576	248

NET INVESTMENT INCOME	215,816	133,406	126,992

REALIZED AND UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	26,865	(17,010)	5,200
Non-controlled affiliate company investments	11,965	(15,478)	1,357
Controlled affiliate company investments	6,563	(13,680)	—
Foreign currency transactions	85	205	(186)

Net realized gains (losses)	45,478	(45,963)	6,371
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	138,619	60,339	(168,570)
Non-controlled affiliate company investments	40,595	21,361	(82,457)
Controlled affiliate company investments	51,681	7,194	(21,797)
Foreign currency transactions	(152)	(187)	6

Net unrealized gains (losses)	230,743	88,707	(272,818)

Net realized and unrealized gains (losses) from investments and foreign currencies	276,221	42,744	(266,447)

GAIN ON THE ACQUISITION OF ALLIED CAPITAL CORPORATION	195,876	—	—
REALIZED GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	(1,961)	26,543	—
REALIZED GAIN ON SALE OF OTHER ASSETS	5,882	—	—

NET INCREASE (DECREASE) IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$691,834	$202,693	$(139,455)

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$3.91	$1.99	$(1.56)

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (see Note 10)	176,732	101,720	89,666

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2010
(dollar amounts in thousands)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(7)(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$264	$217	(16)

BB&T Capital Partners/Windsor Mezzanine Fund, LLC(6)(9)	Investment company	Member interest (32.59% interest)		4/1/2010	11,900	15,704

Callidus Debt Partners CDO Fund I, Ltd.(8)(9)	Investment company	Class C notes ($18,800 par due 12/2013)		4/1/2010	2,669	1,239
		Class D notes ($9,400 par due 12/2013)		4/1/2010	—	—	(13)

					2,669	1,239

Callidus Debt Partners CLO Fund III, Ltd.(8)(9)	Investment company	Preferred shares (23,600,000 shares)	7.18%	4/1/2010	4,343	7,324	(16)

Callidus Debt Partners CLO Fund IV, Ltd.(8)(9)	Investment company	Class D notes ($3,000 par due 4/2020)	4.84% (Libor + 4.55%/Q)	4/1/2010	1,824	1,817	(16)
		Subordinated notes ($17,500 par due 4/2020)	14.92%	4/1/2010	6,935	11,720	(16)

					8,759	13,537

Callidus Debt Partners CLO Fund V, Ltd.(8)(9)	Investment company	Subordinated notes ($14,150 par due 11/2020)	23.49%	4/1/2010	8,586	11,995	(16)

Callidus Debt Partners CLO Fund VI, Ltd.(8)(9)	Investment company	Class D notes ($9,000 par due 10/2021)	6.29% (Libor + 6.00%/Q)	4/1/2010	4,039	5,538	(16)
		Subordinated notes ($25,500 par due 10/2021)	20.14%	4/1/2010	11,572	22,711	(16)

					15,611	28,249

Callidus Debt Partners CLO Fund VII, Ltd.(8)(9)	Investment company	Subordinated notes ($28,000 par due 1/2021)	11.94%	4/1/2010	10,216	17,197	(16)

Callidus MAPS CLO Fund I LLC	Investment company	Class E notes ($17,000 par due 12/2017)	5.79% (Libor + 5.5%/Q)	4/1/2010	11,863	11,535	(16)
		Subordinated notes ($47,900 par due 12/2017)	8.62%	4/1/2010	12,652	19,156	(16)

					24,515	30,691

Callidus MAPS CLO Fund II, Ltd.(8)(9)	Investment company	Class D notes ($7,700 par due 7/2022)	4.54% (Libor + 4.25%/Q)	4/1/2010	3,428	4,364	(16)
		Subordinated notes ($17,900 par due 7/2022)	18.41%	4/1/2010	8,857	13,624	(16)

					12,285	17,988

Carador PLC(6)(8)(9)(17)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	5,333	(16)

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,553	2,500	(16)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,041	(16)

Dryden XVIII Leveraged Loan 2007 Limited(8)(9)	Investment company	Class B notes ($9,000 par due 10/2019)	4.79% (Libor + 4.50%/Q)	4/1/2010	3,816	4,823	(16)
		Subordinated notes ($21,164 par due 10/2019)	23.01%	4/1/2010	12,266	19,436	(16)

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	4,822	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Fidus Mezzanine Capital, L.P.(9)	Investment partnership	Limited partnership interest (29.12% interest)		4/1/2010	9,206	7,499

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($73,811 par due 12/2016)	1.00% PIK	12/31/2006	73,569	54,050	(4)(16)
		Common stock (10,000 shares)		12/31/2006	10,000	—	(16)
		Common stock (30,000 shares)		12/31/2006	30,000	—	(16)

					113,569	54,050

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100% interest)		4/1/2010	808	993	(16)

Imperial Capital Private Opportunities, LP(6)(9)	Investment partnership	Limited partnership interest (80% interest)		5/10/2007	6,643	5,300	(16)

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.25% (Libor + 6.00%/Q)	11/20/2007	40,000	37,200	(16)
		Subordinated notes ($15,351 par due 11/2018)	15.50%	11/20/2007	15,351	14,737	(16)

					55,351	51,937

Knightsbridge CLO 2007-1 Ltd.(7)(8)(9)	Investment company	Class E notes ($20,350 par due 1/2022)	9.29% (Libor + 9.00%/Q)	3/24/2010	14,852	14,545	(16)

Knightsbridge CLO 2008-1 Ltd.(7)(8)(9)	Investment company	Class C notes ($14,400 par due 6/2018)	7.80% (Libor + 7.50%/Q)	3/24/2010	14,400	14,400	(16)
		Class D notes ($9,000 par due 6/2018)	8.79% (Libor + 8.50%/Q)	3/24/2010	9,000	9,000	(16)
		Class E notes ($14,850 par due 6/2018)	5.29% (Libor + 5.00%/Q)	3/24/2010	13,596	10,488	(16)

					36,996	33,888

Kodiak Funding, LP(9)	Investment partnership	Limited partnership interest (1.52% interest)		4/1/2010	918	788

Novak Biddle Venture Partners III, L.P.(9)	Investment partnership	Limited partnership interest (2.47% interest)		4/1/2010	221	254	(16)

Pangaea CLO 2007-1 Ltd.(8)(9)	Investment company	Class D notes ($15,000 par due 1/2021)	5.04% (Libor + 4.75%/Q)	4/1/2010	9,061	8,307	(16)

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	2,370	2,393	(16)

Senior Secured Loan Fund LLC(7)(15)	Investment company	Subordinated certificates ($548,161 par due 12/2015)	(Libor + 8.00%/Q)	10/30/2009	537,439	561,674	(16)

Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	3,162	—	(16)

VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	994	699	(16)

					924,287	924,423		30.30%

Healthcare-Services
Axium Healthcare Pharmacy, Inc.	Specialty pharmacy provider	Senior subordinated loan ($3,160 par due 3/2015)	8.00%	4/1/2010	2,915	3,002	(4)

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (1,000,000 units)		8/19/2010	1,000	1,000	(16)

CT Technologies Intermediate Holdings, Inc. and CT	Healthcare analysis services	Preferred stock (7,427 shares)		6/15/2007	8,763	8,325	(16)
Technologies Holdings, LLC(6)		Common stock (9,679 shares)		6/15/2007	4,000	9,656	(16)
		Common stock (1,546 shares)		6/15/2007	—	1,542	(16)

					12,763	19,523

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DSI Renal Inc.(6)	Dialysis provider	Senior secured loan ($9,359 par due 3/2013)	8.50% (Libor + 6.50%/M)	4/4/2006	9,284	9,359	(14)(16)
		Senior subordinated loan ($69,009 par due 4/2014)	6.00% Cash, 10.00% PIK	4/4/2006	68,523	69,006	(4)(16)
		Common units (19,726 units)		4/4/2006	19,684	40,687	(16)

					97,491	119,052

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.31% (Libor + 4.0%/Q)	12/14/2007	10,944	10,764	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.31% (Libor + 4.0%/Q)	12/14/2007	11,586	11,400	(3)

					22,530	22,164

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,044,176 units)		6/26/2008	10,044	5,070	(16)

Heartland Dental Care, Inc.	Dental services	Senior subordinated loan ($27,717 par due 7/2014)	14.25%	7/31/2008	27,717	28,548	(16)

INC Research, Inc.	Pharmaceutical and biotechnology	Senior subordinated loan ($10,039 par due 9/2017)	13.50%	9/27/2010	10,039	10,039	(16)
	consulting services	Common stock (1,000,000 shares)		9/27/2010	1,000	1,000	(16)

					11,039	11,039

Magnacare Holdings, Inc., Magnacare Administrative	Healthcare professional provider	Senior secured loan ($66,169 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/13/2010	66,169	66,169	(14)(16)
Services, LLC, and Magnacare, LLC		Senior secured loan ($48,511 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/13/2010	48,511	48,511	(2)(14)
		Senior secured loan ($9,023 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/13/2010	9,023	9,023	(3)(14)

					123,703	123,703

MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP	Healthcare equipment services	Junior secured loan ($18,851 par due 1/2014)		1/31/2007	18,851	943	(13)(16)
Acquisition Co., Inc.		Junior secured loan ($11,310 par due 1/2014)		1/31/2007	11,310	566	(3)(13)
		Common stock (50,000 shares)		1/31/2007	5,000	—	(16)

					35,161	1,509

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2013)	6.51% (Libor + 6.25%/M)	5/3/2007	5,000	4,800	(3)

NS Merger Sub. Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior subordinated loan ($579 par due 6/2017)	13.50%	6/21/2010	579	579	(16)
		Senior subordinated loan ($50,000 par due 6/2017)	13.50%	6/21/2010	50,000	50,000	(2)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,500	(16)

					53,079	53,079

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	2,910	(16)

Passport Health Communications, Inc.,	Healthcare technology provider	Senior secured loan ($11,287 par due 5/2014)	8.25% (Libor + 7.0%/Q)	5/9/2008	11,287	11,287	(2)(14)
Passport Holding Corp. and Prism Holding Corp.		Senior secured loan ($10,419 par due 5/2014)	8.25% (Libor + 7.0%/Q)	5/9/2008	10,419	10,419	(3)(14)
		Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	10,978	(4)(16)
		Common stock (16,106 shares)		7/30/2008	100	—	(16)

					32,962	32,684

PG Mergersub, Inc.	Provider of patient surveys, management	Senior secured loan ($1,100 par due 11/3/2015)	6.75% (Libor + 5.0%/Q)	11/3/2010	1,098	1,100	(16)(14)
	reports and national databases for	Senior secured loan ($9,200 par due 11/3/2015)	6.75% (Libor + 5.0%/Q)	11/3/2010	9,171	9,200	(3)(14)
	integrated healthcare delivery system	Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,948	4,000	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Preferred stock (333 shares)		3/12/2008	125	9	(16)
		Common stock (16,667 shares)		3/12/2008	167	471	(16)

					14,509	14,780

Reed Group, Ltd.	Medical disability management services	Senior secured loan ($10,755 par due 12/2013)		4/1/2010	9,129	9,142	(13)(16)
	provider	Senior secured revolving loan ($1,250 par due 12/2013)		4/1/2010	1,097	1,063	(13)(16)
		Senior subordinated loan ($19,625 par due 12/2013)		4/1/2010	15,918	10,714	(13)(16)
		Equity interests		4/1/2010	203	—	(16)

					26,347	20,919

Regency Healthcare Group, LLC(6)	Hospice provider	Preferred member interest (1,293,960 shares)		4/1/2010	2,007	1,672	(16)

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($1,687 par due 11/2010)		4/1/2010	1,644	1,383	(13)(16)
		Junior secured loan ($2,422 par due 11/2010)		4/1/2010	2,361	1,986	(13)(16)
		Preferred member interest (1,881,234 units)		4/1/2010	—	—

					4,005	3,369

Sunquest Information Systems, Inc.	Laboratory software solutions provider	Junior secured loan ($95,000 par due 6/2017)	9.75% (Libor + 8.50%/M)	12/16/2010	95,000	95,000	(14)(16)
		Junior secured loan ($50,000 par due 6/2017)	9.75% (Libor + 8.50%/M)	12/16/2010	50,000	50,000	(2)(14)

					145,000	145,000

U.S. Renal Care, Inc.	Dialysis provider	Senior subordinated loan ($20,235 par due 5/2017)	11.25% Cash, 2.00% PIK	5/24/2010	20,235	20,235	(4)(16)

Univita Health Inc.	Outsourced services provider	Senior subordinated loan ($21,094 par due 12/2014)	12.00% Cash, 3.00% PIK	12/22/2009	21,094	21,094	(4)(16)

VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan ($7,580 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	7,580	7,580	(4)(16)
		Preferred stock (3,888,222 shares)		7/14/2008	8,748	11,624	(16)

					16,328	19,204

					687,929	674,356		22.11%

Business Services
Aviation Properties Corporation(7)	Aviation services	Common stock (100 shares)		4/1/2010	—	—	(16)

BenefitMall Holdings Inc.(7)	Employee benefits broker services	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326
	company	Common stock (39,274,290 shares)		4/1/2010	53,510	50,450
		Warrants		4/1/2010	—	—

					93,836	90,776

Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior secured loan ($733 par due 7/2015)	7.50% (Libor + 4.50%/M)	7/31/2008	721	733	(3)(14)
		Senior subordinated loan ($101 par due 7/2016)	13.00%	7/31/2008	90	104	(16)
		Senior subordinated loan ($5,007 par due 7/2016)	13.00%	7/31/2008	4,983	5,157	(2)

					5,794	5,994

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($691 par due 12/2013)	6.50% (Libor + 4.50%/M)	4/1/2010	691	691	(14)(16)
		Senior secured revolving loan ($700 par due 12/2013)	6.50% (Libor + 4.50%/Q)	4/1/2010	700	700	(14)(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured revolving loan ($1,250 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	1,250	1,250	(14)(16)
		Senior secured loan ($49,333 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	49,333	49,333	(2)(4)
		Senior secured loan ($482 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	482	482	(4)(16)
		Senior subordinated loan ($12,526 par due 12/2015)	16.00% PIK	4/1/2010	12,526	12,022	(4)(16)
		Common stock (37,024 shares)		4/1/2010	—	—

					64,982	64,478

Cook Inlet Alternative Risk, LLC	Risk management services	Senior secured loan ($40,000 par due 4/2013)	8.50%	4/1/2010	25,124	26,083	(16)
		Senior secured loan ($44,346 par due 4/2013)	8.50%	4/1/2010	26,622	28,917	(16)
		Member interest (3.17%)		4/1/2010	—	—

					51,746	55,000

Coverall North America, Inc.(7)	Commercial janitorial service provider	Senior secured loan ($15,763 par due 7/2011)	12.00%	4/1/2010	15,763	15,763	(2)
		Senior secured loan ($15,864 par due 7/2011)	12.00%	4/1/2010	15,864	15,864	(2)
		Senior subordinated loan ($5,557 par due 7/2011)		4/1/2010	5,554	928	(13)(16)
		Common stock (763,333 shares)		4/1/2010	2,999	—

					40,180	32,555

Digital Videostream, LLC	Media content supply chain services company	Senior secured loan ($256 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	256	256	(4)(16)
		Senior secured loan ($9 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	9	9	(2)(4)
		Senior secured loan ($10,403 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	10,345	10,403	(2)(4)
		Convertible subordinated loan ($5,538 par due 2/2016)	10.00% PIK	4/1/2010	5,978	6,025	(4)(16)

					16,588	16,693

Diversified Collections Services, Inc.	Collections services	Senior secured loan ($6,921 par due 3/2012)	7.50% (Libor + 5.50%/Q)	4/1/2010	6,921	6,921	(3)(14)
		Senior secured loan ($79 par due 3/2012)	7.50% (Libor + 5.50%/Q)	4/1/2010	79	79	(3)(14)
		Senior secured loan ($34,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	4/1/2010	34,000	34,000	(2)(14)
		Senior secured loan ($2,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	4/1/2010	2,000	2,000	(2)(14)
		Preferred stock (14,927 shares)		5/18/2006	169	289	(16)
		Common stock (114,004 shares)		2/5/2005	295	445	(16)
		Common stock (478,816 shares)		4/1/2010	1,478	1,586

					44,942	45,320

Diversified Mercury Communications, LLC	Business media consulting services	Senior secured loan ($1,774 par due 3/2013)	8.00% (Base Rate + 4.50%/M)	4/1/2010	1,613	1,596	(14)(16)

Interactive Technology Solutions, LLC	IT services provider	Senior secured loan ($7,944 par due 6/2015)	9.50% (Libor + 6.50%/Q)	10/21/2010	7,944	7,944	(14)(16)
		Senior secured loan ($8,900 par due 6/2015)	9.50% (Libor + 6.50%/Q)	10/21/2010	8,900	8,900	(3)(14)

					16,844	16,844

Impact Innovations Group, LLC(7)	IT consulting and outsourcing services	Member interest (50% interest)		4/1/2010	—	—

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	564

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,366	(16)
		Common units (1,725,280 units)		4/1/2010	—	—	(16)

					788	1,366

MVL Group, Inc.(7)	Marketing research provider	Senior secured loan ($22,772 par due 7/2012)	12.00%	4/1/2010	22,772	22,772	(16)
		Senior subordinated loan ($34,937 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	33,884	34,937	(4)(16)
		Junior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	33	(16)
		Common stock (554,091 shares)		4/1/2010	—	—	(16)
		Common stock (560,716 shares)		4/1/2010	—	—	(16)

					56,656	57,742

PC Helps Support, LLC	Technology support provider	Senior secured loan ($7,153 par due 12/2013)	3.54% (Libor + 3.25%/Q)	4/1/2010	7,153	7,153	(3)
		Senior subordinated loan ($23,377 par due 12/2013)	12.76%	4/1/2010	23,377	23,377	(16)

					30,530	30,530

Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875	(16)
		Senior secured loan ($5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	(2)
		Senior secured loan ($14,730 par due 11/2013)	5.80% (Libor + 5.50%/Q)	11/20/2007	14,730	14,730	(2)
		Senior secured loan ($9,194 par due 11/2013)	5.80% (Libor + 5.50%/Q)	11/20/2007	9,194	9,194	(3)
		Common stock (85 shares)		11/20/2007	3,768	5,701	(16)

					35,067	37,000

Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated loan ($10,222 par due 2/2013)		8/24/2006	10,222	102	(13)(16)
		Preferred units (4,000 units)		8/24/2006	3,600	—	(16)
		Common units (4,000,000 units)		8/24/2006	400	—	(16)

					14,222	102

Prommis Solutions, LLC, E-Default Services, LLC,	Bankruptcy and foreclosure processing	Senior subordinated loan ($16,788 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	16,788	16,788	(4)(16)
Statewide Tax and Title Services, LLC &	services	Senior subordinated loan ($27,032 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	27,032	27,032	(2)(4)
Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)		Preferred units (30,000 units)		4/11/2006	3,000	4,661	(16)

					46,820	48,481

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)	11.00%	4/1/2010	5,105	5,438	(16)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	257	(16)

Summit Business Media, LLC	Business media consulting services	Junior secured loan ($11,930 par due 7/2014)		8/3/2007	10,276	239	(3)(13)

Summit Energy Services, Inc.	Energy management consulting services	Common stock (38,778 shares)		4/1/2010	222	287
		Common stock (385,608 shares)		4/1/2010	2,336	2,850

					2,558	3,137

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Tradesmen International, Inc.	Construction labor support	Senior subordinated loan ($20,000 par due 5/2014)	10.00%	4/1/2010	14,364	20,000	(16)
		Warrants to purchase up to 771,036 shares		4/1/2010	—	2,086

					14,364	22,086

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,204	6,475

Venturehouse-Cibernet	Financial settlement	Equity interest		4/1/2010	—	—	(16)
Investors, LLC	services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(16)

					—	—

					563,365	542,673		17.79%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,010 par due 11/2012)	6.50% (Libor + 3.50%/Q)	11/27/2006	2,010	2,010	(14)(16)
		Senior secured revolving loan ($108 par due 11/2012)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	108	108	(14)(16)
		Senior secured loan ($22,839 par due 11/2013)	12.50% (Libor + 9.50%/Q)	11/27/2006	22,845	22,839	(2)(14)
		Senior secured loan ($10,705 par due 11/2013)	12.50% (Libor + 9.50%/Q)	11/27/2006	10,705	10,705	(3)(14)
		Promissory note ($14,897 par due 11/2016)		6/1/2006	14,886	10,957	(4)(16)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	—	(16)

					50,554	46,619

Encanto Restaurants, Inc.(8)	Restaurant owner and operator	Junior secured loan ($20,997 par due 8/2013)	11.00%	8/16/2006	20,997	19,947	(2)
		Junior secured loan ($3,999 par due 8/2013)	11.00%	8/16/2006	3,999	3,799	(3)

					24,996	23,746

Fulton Holdings Corp	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(2)(11)
		Common stock (19,672 shares)		5/28/2010	1,967	2,430	(16)

					41,967	42,430

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	Senior secured loan ($34,357 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	34,357	34,357	(14)(16)
		Junior secured loan ($37,552 par due 9/2014)	14.00%	4/1/2010	24,881	36,085	(16)
		Preferred stock ($10,000 par due)		4/1/2010	—	—	(16)
		Class A common units (25,001 units)		4/1/2010	—	—	(16)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(16)

					59,238	70,442

Huddle House, Inc.(7)	Restaurant owner and operator	Senior subordinated loan ($20,300 par due 12/2015)	12.00% Cash, 3.00% PIK	4/1/2010	20,032	16,202	(4)(16)
		Common stock (358,428 shares)		4/1/2010	—	—

					20,032	16,202

OTG Management, Inc.	Airport restaurant operator	Junior secured loan ($12,603 par due 6/2013)	16.00% (Libor + 11.00% Cash, 2.00% PIK/M)	6/19/2008	12,603	12,603	(4)(14)(16)
		Junior secured loan ($42,030 par due 6/2013)	18.00% (Libor + 11.00% Cash, 4.00% PIK/M)	6/19/2008	42,030	42,030	(4)(14)(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrants to purchase up to 100,857 shares of common stock		6/19/2008	100	4,939	(16)
		Warrants to purchase up to 9 shares of common stock		6/19/2008	—	—	(16)

					54,733	59,572

PMI Holdings, Inc.	Restaurant owner and operator	Senior secured revolving loan ($575 par due 5/2015)	10.00% (Libor + 8.00%/Q)	5/5/2010	575	575	(14)(16)
		Senior secured loan ($9,918 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,918	9,918	(2)(14)
		Senior secured loan ($9,918 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,918	9,918	(3)(14)
		Senior secured loan ($7 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	7	7	(2)
		Senior secured loan ($7 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	7	7	(3)

					20,425	20,425

S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan ($35,406 par due 7/2012)	13.00% (Libor + 11.00%/Q)	4/1/2010	26,872	33,635	(14)(16)
		Preferred stock (46,690 shares)		4/1/2010	—	—	(16)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(16)

					26,872	33,635

Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan ($31,625 par due 5/2015)	13.50%	5/23/2008	31,625	31,625	(16)
		Senior subordinated loan ($30,000 par due 5/2015)	13.50%	5/23/2008	30,000	30,000	(2)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	5,287	(16)

					69,125	66,912

					367,942	379,983		12.46%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	11,395	13,112	(16)

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	—	246

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured loan ($14,000 par due 12/2013)	6.00%	11/23/2010	14,000	14,000	(16)
		Senior secured loan ($2,000 par due 12/2015)	12.00%	11/29/2010	2,000	2,000	(16)
		Senior secured loan ($20,000 par due 12/2015)	12.00%	11/29/2010	20,000	20,000	(16)
		Senior secured loan ($10,000 par due 12/2015)	12.00%	11/29/2010	10,000	10,000	(16)
		Equity interests		11/29/2010	53,374	47,063	(16)

					99,374	93,063

Commercial Credit Group, Inc.	Commercial equipment finance and leasing	Senior subordinated loan ($6,000 par due 6/2015)	15.00%	4/1/2010	6,000	6,000
	company	Senior subordinated loan ($4,000 par due 6/2015)	15.00%	4/1/2010	4,000	4,000
		Senior subordinated loan ($9,500 par due 6/2015)	15.00%	4/1/2010	9,500	9,500

					19,500	19,500

Compass Group Diversified Holdings, LLC(17)	Middle market business manager	Senior secured revolving loan ($735 par due 12/2012)	2.76% (Libor + 2.50%/M)	4/1/2010	735	735	(16)
		Senior secured revolving loan ($882 par due 12/2012)	2.76% (Libor + 2.50%/M)	4/1/2010	882	882	(16)

					1,617	1,617

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Financial Pacific Company(7)	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	6,500	6,543	(16)
		Common stock (650,000 shares)		10/13/2010	—	—	(16)

					6,500	6,543

Imperial Capital	Investment services	Common units (2,526 units)		5/10/2007	3	4,735	(16)
Group, LLC(6)(9)		Common units (315 units)		5/10/2007	—	590	(16)
		Common units (7,710 units)		5/10/2007	14,997	14,453	(16)

					15,000	19,778

Ivy Hill Asset Management, L.P.(7)	Asset management services	Member interest (100% interest)		6/15/2009	103,458	136,235	(16)

					256,844	290,094		9.51%

Consumer Products—Non-durable
Augusta Sportswear, Inc.	Manufacturer of athletic apparel	Senior secured loan ($6,556 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	6,556	6,556	(2)(14)
		Senior secured loan ($9,353 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	9,353	9,353	(3)(14)

					15,909	15,909

Gilchrist & Soames, Inc.	Personal care manufacturer	Senior subordinated loan ($22,902 par due 10/2013)	13.44%	4/1/2010	22,128	22,902	(16)

Insight Pharmaceuticals Corporation(6)	OTC drug products manufactuer	Senior subordinated loan ($50,255 par due 9/2012)	13.00% Cash, 2.00% PIK	4/1/2010	50,255	50,255	(2)(4)(14)
		Senior subordinated loan ($5,298 par due 9/2012)	13.00% Cash, 2.00% PIK	4/1/2010	5,298	5,298	(4)(14)(16)
		Common stock (155,000 shares)		4/1/2010	12,070	13,432	(16)

					67,623	68,985

Making Memories Wholesale, Inc.(7)	Scrapbooking branded products manufacturer	Senior secured revolving loan ($250 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	250	250	(14)(16)
		Senior secured revolving loan ($250 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	250	250	(14)(16)
		Senior secured loan ($9,388 par due 8/2014)		8/21/2009	7,433	6,048	(13)(14)(16)
		Senior secured loan ($5,129 par due 8/2014)		8/21/2009	3,979	—	(13)(16)
		Common stock (100 shares)		8/21/2009	—	—	(16)

					11,912	6,548

The Step2 Company, LLC	Toy manufacturer	Senior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	25,557	27,000	(4)(16)
		Senior subordinated loan ($30,000 par due 4/2015)	15.00%	4/1/2010	28,396	30,000	(4)(16)
		Common units (1,114,343 units)		4/1/2010	24	1,010	(16)
		Warrants to purchase up to 3,157,895 shares		4/1/2010	—	—	(16)

					53,977	58,010

The Thymes, LLC(7)	Cosmetic products	Preferred units (6,283 units)	8.00% PIK	6/21/2007	6,784	6,902	(4)
	manufacturer	Common units (5,400 units)		6/21/2007	—	—	(16)

					6,784	6,902

Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($4,743 par due 2/2015)	12.00%	1/22/2010	4,772	4,505	(16)
		Senior subordinated loan ($50,257 par due 2/2015)	12.00%	1/22/2010	43,287	47,745	(16)
		Common stock (4,254 shares)		1/22/2010	1,222	2,194	(16)

					49,281	54,444

					227,614	233,700		7.66%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Education
Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (465,509 shares)		2/8/2008	9,949	13,834	(16)

Community Education Centers, Inc.	Offender re-entry and in-prison treatment	Senior secured loan ($20,000 par due 12/2014)	6.25% (Libor + 5.25%/M)	12/10/2010	20,000	20,000	(14)(16)
	services provider	Junior secured loan ($9,231 par due 12/2015)	15.28% (Libor + 15.00%/M)	12/10/2010	9,231	9,231	(16)
		Junior secured loan ($30,769 par due 12/2015)	15.30% (Libor + 15.00%/M)	12/10/2010	30,769	30,769	(16)
		Warrants to purchase up to 578,407 shares		12/13/2010	—	1,009	(16)

					60,000	61,009

eInstruction Corporation	Developer, manufacturer and	Senior subordinated loan ($23,270 par due 1/2015)	16.00% PIK	4/1/2010	21,290	22,106	(4)(16)
	retailer of educational products	Junior secured loan ($17,000 par due 7/2014)	7.80% (Libor + 7.50%/Q)	4/1/2010	14,881	14,960	(16)
		Common stock (2,406 shares)		4/1/2010	926	1,326	(16)

					37,097	38,392

ELC Acquisition Corporation	Developer, manufacturer and	Senior secured loan ($160 par due 11/2012)	3.51% (Libor + 3.25%/M)	11/30/2006	160	160	(3)
	retailer of educational products	Junior secured loan ($8,333 par due 11/2013)	7.26% (Libor + 7.00%/M)	11/30/2006	8,333	8,333	(3)

					8,493	8,493

Instituto de Banca y Comercio, Inc. & Leeds IV	Private school operator	Series B preferred stock (1,401,385 shares)		8/5/2010	4,004	4,244	(16)
Advisors, Inc.		Series B preferred stock (348,615 shares)		8/5/2010	996	1,056	(16)
		Series C preferred stock (1,994,644 shares)		6/7/2010	547	2,586	(16)
		Series C preferred stock (517,942 shares)		6/7/2010	142	672	(16)
		Common stock (16 shares)		6/7/2010	—	—	(16)
		Common stock (4 shares)		6/7/2010	—	—	(16)

					5,689	8,558

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($19,997 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	19,997	19,997	(14)(16)
		Senior secured loan ($10,863 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	10,863	10,863	(3)(14)

					30,860	30,860

R3 Education, Inc. (formerly known as Equinox EIC	Medical school operator	Senior secured loan ($6,275 par due 4/2013)	9.00% (Libor + 6.00%/Q)	4/3/2007	6,275	9,652	(3)(14)

Partners, LLC and MUA Management Company) and		Senior secured loan ($10,113 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	10,113	15,555	(14)(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
EIC Acquisitions Corp.(8)		Senior secured loan ($4,000 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	4,000	6,153	(3)(14)
		Senior secured loan ($5,727 par due 4/2013)	13.00% PIK	12/8/2009	2,335	8,809	(4)(16)
		Preferred stock (800 shares)		7/30/2008	200	100	(16)
		Preferred stock (8,000 shares)		7/30/2008	2,000	1,000	(16)
		Common membership interest (26.27% interest)		9/21/2007	15,800	20,734	(16)
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—	(16)

					40,723	62,003

					192,811	223,149		7.32%

Manufacturing
Component Hardware Group, Inc.	Commercial equipment manufacturer	Senior secured loan ($3,014 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,014	3,014	(4)(16)
		Senior subordinated loan ($10,078 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	5,775	10,078	(4)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	1,240	(16)

					8,789	14,332

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($375 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	375	375	(14)(16)
		Senior secured loan ($5,801 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	5,801	5,801	(14)(16)
		Senior secured loan ($536 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	536	536	(3)(14)
		Senior secured loan ($8,296 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	8,296	8,296	(3)(14)
		Senior secured loan ($3,806 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/16/2006	3,806	3,806	(14)(16)
		Senior secured loan ($1,579 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/16/2006	1,579	1,579	(3)(14)
		Senior secured loan ($3,558 par due 5/2011)	13.00% Cash, 3.00% PIK	5/16/2006	3,558	3,558	(4)(16)
		Senior secured loan ($5,089 par due 5/2011)	13.00% Cash, 3.00% PIK	5/16/2006	5,089	5,089	(2)(4)

					29,040	29,040

Industrial Air Tool, LP and Affiliates d/b/a Industrial Air	Industrial products	Class B common units (37,125 units)		4/1/2010	6,000	14,787

Tool(7)		Member interest (375 units)		4/1/2010	7,419	149	(16)

					13,419	14,936

NetShape Technologies, Inc.	Metal precision engineered components manufacturer	Senior secured revolving loan ($972 par due 2/2013)	4.06% (Libor + 3.75%/M)	4/1/2010	521	602	(16)
		Common units (1,000 units)		1/30/2007	1,000	—	(16)

					1,521	602

Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan ($3,282 par due 11/2014)	20.00% (Base Rate + 12.25% Cash, 7.50% PIK/Q)	2/26/2008	3,282	3,282	(4)(14)(16)
		Senior subordinated loan ($5,999 par due 11/2014)	20.00% (Base Rate + 12.25% Cash, 7.50% PIK/Q)	2/26/2008	5,999	5,999	(3)(4)(14)
		Common stock (1,821,860 shares)		3/28/2006	27,435	30,523	(16)

					36,716	39,804

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
STS Operating, Inc.	Hydraulic systems equipment and supplies provider	Senior subordinated loan ($30,386 par due 1/2013)	11.00%	4/1/2010	29,461	30,386	(2)

Bundy Refrigeration International Holding B.V. (aka Tyde Group Worldwide)	Refrigeration and cooling systems parts manufacturer	Senior secured loan ($9,010 par due 4/2012)	13.13% (Base Rate + 9.88%/Q)	12/15/2010	9,010	9,010	(16)
		Senior secured loan ($15,592 par due 4/2012)	15.38% (Base Rate + 12.13%/Q)	12/15/2010	15,592	15,592	(16)

					24,602	24,602

UL Holding Co., LLC	Petroleum product manufacturer	Senior secured loan ($5,000 par due 12/2012)	15.00%	8/13/2010	5,000	5,000	(16)
		Junior secured loan ($2,108 par due 12/2012)	9.66% (Libor + 9.38%/Q)	2/13/2009	2,108	2,108	(16)
		Junior secured loan ($839 par due 12/2012)	9.66% (Libor + 9.38%/Q)	2/13/2009	839	839	(3)
		Junior secured loan ($2,119 par due 12/2012)	14.50%	2/13/2009	2,119	2,119	(16)
		Junior secured loan ($844 par due 12/2012)	14.50%	2/13/2009	844	844	(3)
		Junior secured loan ($10,809 par due 12/2012)	9.66% (Libor + 9.38%/Q)	2/13/2009	10,809	10,809	(3)
		Junior secured loan ($2,963 par due 12/2012)	14.50%	2/13/2009	2,963	2,963	(2)
		Junior secured loan ($988 par due 12/2012)	14.50%	2/13/2009	988	988	(3)
		Common units (50,000 units)		4/25/2008	500	97	(16)
		Common units (207,843 units)		4/25/2008	—	403	(16)

					26,170	26,170

Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—	(16)

					177,648	179,872		5.90%

Services-Other
The Dwyer Group	Operator of multiple franchise concepts primarily related to	Senior subordinated loan ($27,100 par due 12/2016)	14.50%	12/22/2010	27,100	27,100	(16)
	home maintenance or repairs	Series A preferred units (15,000,000 units)	8.00% PIK	12/22/2010	15,000	15,000	(16)

					42,100	42,100

Growing Family, Inc. and GFH Holdings, LLC(6)	Photography services	Senior secured revolving loan ($182 par due 8/2011)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	178	80	(4)(14)(16)
		Senior secured revolving loan ($2,252 par due 8/2011)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	2,207	991	(4)(14)(16)
		Senior secured loan ($524 par due 3/2013)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	514	230	(4)(14)(16)
		Senior secured loan ($6,498 par due 3/2013)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	6,378	2,859	(4)(14)(16)
		Preferred stock (8,750 shares)		3/16/2007	—	—	(16)
		Common stock (552,430 shares)		3/16/2007	872	—	(16)
		Warrants to purchase up to 11,313,678 Class B units		3/16/2007	—	—	(16)

					10,149	4,160

PODS Funding Corp.	Storage and warehousing	Senior subordinated loan ($25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125	(16)
		Senior subordinated loan ($7,582 par due 12/2015)	16.64% PIK	12/23/2009	6,290	7,430	(4)(16)

					31,415	32,555

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
United Road Towing, Inc.	Towing company	Junior secured loan ($18,840 par due 1/2014)	14.75% (Libor + 11.25% Cash, 1.00% PIK/Q)	4/1/2010	18,606	18,840	(4)(14)(16)
		Warrants to purchase up to 607 shares		4/1/2010	—	4

					18,606	18,844

Web Services Company, LLC	Laundry service and equipment provider	Senior secured loan ($4,888 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,718	4,888	(3)
		Senior subordinated loan ($13,563 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	13,563	13,563	(4)(16)
		Senior subordinated loan ($26,462 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	26,462	26,462	(2)(4)

					44,743	44,913

					147,013	142,572		4.67%

Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Senior subordinated loan ($41,325 par due 2/2014)	6.80% (Libor + 6.50%/Q)	4/1/2010	30,708	30,994	(16)

Carlisle Wide Plank Floors, Inc.	Hardwood floor manufacturer	Senior secured loan ($1,545 par due 6/2011)		4/1/2010	1,449	773	(4)(13)(16)
		Common stock (345,056 shares)		4/1/2010	—	—

					1,449	773

Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership based buying club franchisor and operator	Senior secured loan ($1,897 par due 11/2012)	8.25% (Base Rate + 5.00%/Q)	12/14/2007	1,858	1,897	(2)(14)
		Senior subordinated loan ($81,634 par due 5/2013)	12.00% Cash, 4.00% PIK	4/1/2010	77,892	81,634	(4)(16)
		Limited partnership interest (80,000 shares)		4/1/2010	3,112	3,414	(16)
		Partnership interests (100,000 shares)		11/30/2007	10,000	4,347	(16)

					92,862	91,292

					125,019	123,059		4.03%

Telecommunications
American Broadband Communications, LLC and	Broadband communication services	Senior secured loan ($5,530 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	5,861	5,530	(14)(16)

American Broadband		Senior secured loan ($17,775 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	16,924	17,775	(2)(14)
		Senior secured loan ($9,283 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	9,283	9,283	(3)(14)
		Senior subordinated loan ($30,594 par due 11/2014)	12.00% Cash, 4.00% PIK	9/1/2010	30,594	30,594	(4)(16)
		Senior subordinated loan ($32,768 par due 11/2014)	12.00% Cash, 4.00% PIK	2/8/2008	32,768	32,768	(2)(4)
		Senior subordinated loan ($10,321 par due 11/2014)	12.00% Cash, 4.00% PIK	11/7/2007	10,321	10,321	(4)(16)
		Warrants to purchase up to 200 shares		11/7/2007	—	3,915	(16)
		Warrants to purchase up to 208 shares		9/1/2010	—	—	(16)

					105,751	110,186

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—	(16)

					105,751	110,186		3.59%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($1,200 par due 10/1/2013)	12.00% (Base Rate + 8.00%/Q)	10/5/2007	1,200	1,200	(14)(16)
		Senior secured loan ($14,162 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,162	14,162	(14)(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($14,900 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,900	14,900	(3)(14)
		Senior units (50,000 units)		10/5/2007	5,000	5,036

					35,262	35,298

Border Foods, Inc.(7)	Green chile and jalapeno products manufacturer	Senior secured loan ($28,526 par due 3/2012)	13.50%	4/1/2010	28,526	28,526	(16)
		Preferred stock (100,000 shares)		4/1/2010	21,346	22,801	(16)
		Common stock (148,838 shares)		4/1/2010	13,472	4,809	(16)
		Common stock (87,707 shares)		4/1/2010	—	2,834	(16)
		Common stock (23,922 shares)		4/1/2010	—	773	(16)

					63,344	59,743
Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($6,673 par due 2/2013)	13.00% PIK	2/6/2008	6,673	6,673	(4)(16)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,650	(16)

					9,173	8,323

Distant Lands Trading Co.	Coffee manufacturer	Common stock (1,294 shares)		4/1/2010	980	1,048	(16)
		Common stock (2,157 shares)		4/1/2010	—	—	(16)

					980	1,048

Ideal Snacks Corporation	Snacks manufacturer	Senior secured revolving loan ($1,084 par due 6/2011)	8.50% (Base Rate + 4.00%/M)	4/1/2010	1,084	922	(14)(16)

					109,843	105,334		3.45%

Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured revolving loan ($780 par due 3/2012)	7.25% (Base Rate + 4.00%/Q)	3/27/2007	780	765	(16)
		Senior secured loan ($11,523 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,523	11,523	(4)(16)
		Senior secured loan ($2,939 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	2,939	2,880	(2)
		Senior secured loan ($3,420 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	3,420	3,420	(4)(16)
		Senior secured loan ($25,841 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	25,841	25,324	(2)
		Senior secured loan ($11,307 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	11,307	11,081	(3)

					55,810	54,993

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,170,182 shares)		8/8/2006	4,500	7,238	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($2,413 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	2,409	2,364	(3)(4)(14)
		Senior secured loan ($28,122 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	28,089	27,560	(4)(14)(16)
		Senior secured loan ($7,110 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	7,188	6,968	(3)(4)(14)
		Preferred stock (73 shares)		3/19/2009	—	1,939	(16)
		Preferred stock (80 shares)		9/28/2006	1,800	2,121	(16)
		Common stock (800 shares)		9/28/2006	200	—	(16)
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	—	(16)

					39,686	40,952

					99,996	103,183		3.38%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($23,247 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	23,247	23,247	(4)
		Member interest (10.00% interest)		4/1/2010	594	578
		Option (25,000 units)		4/1/2010	25	25

					23,866	23,850

Allied Capital REIT, Inc.(7)	Real estate investment trust	Real estate equity interests		4/1/2010	50	35
		Real estate equity interests		4/1/2010	115	699

					165	734

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	1,927	1,875	(13)

Aquila Binks Forest Development, LLC	Real estate developer	Commercial mortgage loan ($12,870 par due 6/2011)	2.50%	4/1/2010	11,293	4,812	(13)(16)
		Real estate equity interest		4/1/2010

					11,293	4,812

Cleveland East Equity, LLC	Hotel operator	Real estate equity interest (2,522,748 shares)		4/1/2010	1,026	2,051

Commons R-3, LLC	Real estate developer	Real estate equity interest		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($433 par due 6/2010)		4/1/2010	433	444	(13)(16)
		Senior subordinated loan ($4,124 par due 1/2012)		4/1/2010	1,475	—	(13)
		Senior subordinated loan ($4,348 par due 6/2017)		4/1/2010	1,482	1,288	(13)(16)
		Senior subordinated loan ($2,722 par due 6/2017)		4/1/2010	928	1,963	(13)(16)
		Senior subordinated loan ($5,974 par due 9/2012)		4/1/2010	2,051	—	(13)
		Senior subordinated loan ($263 par due 3/2013)		4/1/2010	263	—	(13)(16)
		Senior subordinated loan ($2,112 par due 9/2011)		4/1/2010	—	—	(13)
		Senior subordinated loan ($3,078 par due 1/2012)		4/1/2010	—	—	(13)
		Senior subordinated loan ($2,926 par due 6/2017)		4/1/2010	—	—	(13)
		Senior subordinated loan ($2,050 par due 6/2017)		4/1/2010	—	—	(13)
		Senior subordinated loan ($4,826 par due 9/2012)		4/1/2010	—	—	(13)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Preferred equity interest		4/1/2010	—	—
		Preferred equity interest		4/1/2010	—	43
		Common equity interest		4/1/2010	35	—
		Member interests		4/1/2010	—	—

					6,667	3,738

DI Safford, LLC	Hotel operator	Commercial mortgage loan ($5,311 par due 5/2032)		4/1/2010	2,757	2,750	(13)(16)

Holiday Inn West Chester	Hotel property	Real estate owned		4/1/2010	3,513	3,330

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($27,393 par due 2/2011)		4/1/2010	4,875	4,629	(13)(16)
		Common stock (93,500 shares)		4/1/2010	—	—	(16)

					4,875	4,629

MGP Park Place Equity, LLC	Office building operator	Commercial mortgage loan ($6,170 par due 5/2011)		4/1/2010	320	163	(13)

NPH, Inc.	Hotel property	Real estate equity interest		4/1/2010	5,291	6,907

Van Ness Hotel, Inc.	Hotel operator	Commercial mortgage loan ($3,750 par due 8/2013)		4/1/2010	1,027	—	(13)(16)
		Commercial mortgage loan ($13,702 par due 12/2011)	5.50%	4/1/2010	13,702	11,291	(16)
		Real estate equity interests		4/1/2010	—	—	(16)

					14,729	11,291

					76,429	66,130		2.17%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,500	(16)

Stag-Parkway, Inc.(7)	Automotive aftermarket components supplier	Senior secured loan ($34,500 par due 12/2014)	12.50% (Libor + 11.00%/Q)	9/30/2010	34,500	34,500	(14)(16)
		Preferred stock (4,200 shares)	16.50%	9/30/2010	2,328	4,200	(16)
		Common stock (10,200 shares)		9/30/2010	—	13,987	(16)

					36,828	52,687

					39,328	55,187		1.81%

Computers and Electronics
Network Hardware Resale, Inc.	Networking equipment resale provider	Senior subordinated loan ($12,343 par due 12/2011)	12.00% (Base Rate + 6.00%/A)	4/1/2010	12,343	12,343	(2)(14)
		Convertible junior subordinated loan ($17,518 par due 12/2015)	9.75% PIK	4/1/2010	17,680	21,039	(4)(16)

					30,023	33,382

TZ Merger Sub, Inc.	Healthcare enterprise software developer	Senior secured loan ($4,678 par due 8/2015)	6.75% (Base Rate + 3.50%/Q)	6/15/2009	4,597	4,678	(3)

					34,620	38,060		1.25%

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan ($4,755 par due 12/2012)		12/21/2005	4,755	1,517	(13)(16)
		Junior secured loan ($2,086 par due 12/2012)		12/21/2005	2,086	666	(3)(13)
		Junior secured loan ($4,755 par due 12/2012)		12/21/2005	4,755	1,517	(13)(16)
		Junior secured loan ($2,086 par due 12/2012)		12/21/2005	2,086	666	(3)(13)

					13,682	4,366

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Mactec, Inc.	Engineering and environmental services	Class B-4 stock (16 shares)		11/3/2004	—	—	(16)
		Class C stock (5,556 shares)		11/3/2004	—	162	(16)

					—	162

Sigma International Group, Inc.(8)	Water treatment parts manufacturer	Junior secured loan ($1,833 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	1,833	1,283	(14)(16)
		Junior secured loan ($917 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	917	642	(14)(16)
		Junior secured loan ($2,778 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	2,778	1,944	(14)(16)
		Junior secured loan ($4,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	4,000	2,800	(3)(14)
		Junior secured loan ($2,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	2,000	1,400	(3)(14)
		Junior secured loan ($6,060 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	6,060	4,242	(3)(14)

					17,588	12,311

Universal Environmental Services, LLC	Hydrocarbon recycling and related waste management services and products	Preferred member interest (15.00% interest)		4/1/2010	—	—
		Preferred member interest (850,242 shares)		4/1/2010	—	—
		Preferred member interest (7,099 shares)		4/1/2010	—	—
		Preferred member interest (763,889 shares)		4/1/2010	—	—

					—	—

Waste Pro USA, Inc	Waste management services	Preferred Class A Common Equity (611,615 shares)		11/9/2006	12,263	16,861	(16)

Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($12,669 par due 2/2015)		2/5/2007	12,581	760	(13)(16)
		Common stock (13,889 shares)		2/2/2007	1,389	—	(16)

					13,970	760

					57,503	34,460		1.13%

Automotive Services
Driven Brands, Inc.(6)	Automotive aftermarket car care franchisor	Senior secured loan ($3,200 par due 10/2014)	6.50% (Libor + 5.00%/M)	5/12/2010	3,116	3,200	(3)(14)
		Senior secured loan ($520 par due 10/2014)	6.50% (Libor + 5.00%/M)	4/1/2010	506	520	(3)(14)
		Senior secured loan ($213 par due 10/2014)	7.00% (Base Rate + 3.75%/M)	4/1/2010	207	213	(3)
		Common stock (3,772,098 shares)		4/1/2010	4,939	6,308

					8,768	10,241

Penn Detroit Diesel Allison, LLC(7)	Diesel engine manufacturer	Member interest (70,249 shares)		4/1/2010	20,069	22,057	(16)

					28,837	32,298		1.06%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Containers—Packaging
Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($1,033 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	9/30/2005	1,033	1,033	(16)
		Senior secured loan ($20 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	20	20	(2)
		Senior secured loan ($101 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	101	101	(2)
		Senior secured loan ($308 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	308	308	(3)
		Senior secured loan ($1,539 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	1,539	1,539	(3)
		Senior secured loan ($107 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	107	107	(2)
		Senior secured loan ($1,642 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	1,642	1,642	(3)
		Senior secured loan ($27 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	27	27	(2)
		Senior secured loan ($410 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	410	410	(3)
		Common units (1,800,000 units)		9/29/2005	1,800	15,203	(16)

					6,987	20,390

					6,987	20,390		0.67%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($7,250 par due 10/2013)	4.76% (Libor + 4.50%/M)	10/11/2007	7,250	6,453	(2)(12)
		Senior secured loan ($11,500 par due 10/2013)	4.76% (Libor + 4.50%/M)	10/11/2007	11,500	10,235	(3)(12)

					18,750	16,688

					18,750	16,688		0.55%

Printing, Publishing and Media
EarthColor, Inc.(7)	Printing management services	Common stock (89,435 shares)		4/1/2010	—	—

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	—

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2012)	9.00% (Libor + 6.00%/Q)	3/2/2006	1,141	965	(14)(16)
		Senior secured revolving loan ($1,250 par due 10/2012)	9.00% (Base Rate + 5.00%/Q)	3/2/2006	1,250	1,057	(14)(16)
		Senior secured loan ($7,685 par due 10/2012)	14.00% (Libor + 6.00% Cash, 5.00% PIK/Q)	3/2/2006	7,359	7,091	(3)(4)(14)
		Senior secured loan ($187 par due 10/2012)	14.00% (Base Rate + 5.00% Cash, 5.00% PIK/Q)	3/2/2006	179	173	(3)(4)(14)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	(16)

					11,929	9,286

The Teaching Company, LLC and The Teaching Company	Education publications provider	Preferred stock (29,969 shares)		9/29/2006	2,997	3,851	(16)

Holdings, Inc.		Common stock (15,393 shares)		9/29/2006	3	4	(16)

					3,000	3,855

					21,529	13,141		0.43%

Aerospace and Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($6,274 par due 10/2013)	4.02% (Libor + 3.75%/M)	11/18/2007	6,243	6,274	(3)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00%	1/17/2008	87	87	(16)
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,968	(16)

					2,378	2,055

					8,621	8,329		0.27%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, development	Warrants to purchase up to 43,356 shares of common stock		4/1/2010	54	—	(16)
		Warrants to purchase up to 26,622 shares of common stock		4/1/2010	33	—	(16)
		Warrants to purchase up to 80,063 shares of preferred stock		4/1/2010	1,738	207	(16)
		Warrants to purchase up to 130,390 shares of preferred stock		4/1/2010	1,067	337	(16)

					2,892	544

					2,892	544		0.02%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,956 par due 3/2013)		10/8/2004	8,991	179	(13)(16)
		Common stock (2,743 shares)		10/8/2004	753	—	(16)
		Warrants to purchase up to 4,464 shares of common stock		10/8/2004	653	—	(16)

					10,397	179

					10,397	179		0.01%

					$4,291,955	$4,317,990		141.55%

(1)
Other than our investments listed in footnote 7 below, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940 (the "Investment Company Act"). In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of December 31, 2010 represented 142% of the Company's net assets or 95% of the Company's total assets.

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP, are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO.

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2010 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street LLC	$23,171	$—	$—	$2,465	$—	$—	$—	$—	$(16)
Air Medical Group	$30,065	$11,955	$18,205	$106	$—	$—	$13	$14,909	$—
Apple & Eve, LLC and US Juice Partners, LLC	$3,500	$5,022	$2,816	$3,753	$—	$—	$47	$—	$36
BB&T Capital Partners/Windsor Mezzanine Fund, LLC	$13,943	$2,043	$—	$—	$—	$—	$—	$—	$3,804
Carador, PLC	$—	$—	$—	$—	$—	$616	$—	$—	$2,844
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$43,462	$—	$4,829	$—	$—	$1	$—	$(197)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$—	$—	$297	$—	$—	$—	$—	$3,070
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$78,350	$219	$—	$10,767	$—	$—	$—	$6	$826
Driven Brands, Inc.	$103,157	$41	$96,643	$3,032	$—	$—	$—	$843	$1,473
DSI Renal, Inc.	$1,505	$5,346	$7,991	$13,449	$—	$—	$57	$3,863	$24,699
The Dwyer Group	$42,100	$—	$—	$97	$813	$—	$—	$—	$—
Firstlight Financial Corporation	$—	$—	$—	$545	$—	$—	$312	$—	$(1,295)
Growing Family, Inc. and GFH Holdings, LLC	$—	$—	$—	$1,097	$—	$—	$—	$(7,659)	$1,668
Imperial Capital Group, LLC	$—	$—	$151	$—	$—	$1,509	$—	$—	$464
Industrial Container Services, LLC	$1,446	$10,692	$—	$391	$—	$—	$148	$—	$7,049
Insight Pharmaceuticals Corporation	$66,790	$—	$—	$6,325	$—	$—	$375	$—	$1,362
Investor Group Services, LLC	$100	$100	$—	$203	$—	$—	$20	$—	$64
Multi-Ad Services, Inc.	$2,666	$1,886	$—	$149	$—	$—	$17	$—	$578
Pillar Holdings LLC and PHL Holding Co.	$—	$4,597	$—	$2,564	$—	$—	$36	$—	$(2,116)
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(409)
Regency Healthcare Group, LLC	$2,007	$—	$—	$—	$—	$—	$—	$—	$(335)
Service Champ, Inc.	$28,463	$26,585	$28,463	$969	$—	$—	$75	$—	$—
Soteria Imaging Services, LLC	$4,080	$—	$142	$348	$—	$—	$—	$—	$(636)
VSS-Tranzact Holdings, LLC	$204	$—	$—	$—	$—	$—	$—	$—	$(1,579)
Universal Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Universal Trailer Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Wastequip, Inc.	$—	$—	$449	$—	$—	$—	$281	$3	$(759)
(7)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2010 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$264	$—	$—	$—	$—	$124	$—	$—	$(47)
Allied Capital REIT, Inc.	$765	$600	$—	$—	$—	$40	$—	$—	$569
AllBridge Financial, LLC	$11,370	$—	$—	$—	$—	$—	$29	$—	$1,717
Avborne, Inc.	$39	$—	$39	$—	$—	$—	$—	$41	$—
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
BenefitMall Holdings, Inc.	$93,837	$—	$—	$5,525	$—	$—	$375	$—	$(3,060)
Border Foods, Inc.	$68,944	$5,600	$—	$3,107	$—	$—	$25	$—	$(3,601)
Callidus Capital Corporation	$20,120	$16,000	$4,120	$—	$—	$—	$—	$2,580	$(2,354)
Ciena Capital LLC	$98,012	$—	$—	$429	$—	$—	$—	$—	$(6,058)
Citipostal, Inc.	$63,961	$1,020	$—	$7,308	$—	$—	$282	$—	$(504)
Coverall North America, Inc.	$40,189	$—	$—	$3,541	$—	$—	$225	$—	$(7,624)
Crescent Hotels & Resorts, LLC and affiliates	$6,653	$—	$—	$532	$—	$—	$—	$216	$(2,894)
Direct Capital Corporation	$10,109	$—	$—	$—	$—	$—	$—	$(31)	$—
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Financial Pacific Company	$32,800	$—	$32,899	$3,191	$—	$—	$500	$1,592	$1,543
HCI Equity, LLC	$808	$—	$—	$—	$—	$—	$—	$—	$186
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$814
Hot Light Brands, Inc.	$6,746	$1,896	$—	$2	$—	$—	$—	$266	$(246)
Hot Stuff Foods, LLC	$69,167	$10,230	$—	$3,201	$—	$—	$71	$—	$11,203
Huddle House Inc.	$19,607	$—	$—	$2,265	$—	$—	$564	$—	$(3,830)
Industrial Air Tool, LP and affiliates	$13,419	$—	$—	$—	$—	$—	$130	$—	$1,432
Ivy Hill Asset Management, L.P.	$71,116	$4,834	$—	$—	$—	$7,320	$—	$—	$21,633
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$330	$6,859	$—	$—	$—	$—	$884
Knightsbridge CLO 2007-1 Ltd.	$14,852	$—	$—	$1,823	$—	$—	$—	$—	$(307)
Knightsbridge CLO 2008-1 Ltd.	$36,996	$—	$—	$2,189	$—	$—	$—	$—	$(3,108)
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(330)
Making Memories Wholesale, Inc.	$1,250	$1,007	$—	$1,062	$—	$—	$188	$73	$(3,883)
MVL Group, Inc.	$60,707	$4,837	$—	$6,686	$—	$—	$—	$80	$1,086
Penn Detroit Diesel Allison LLC	$20,069	$—	$—	$—	$—	$—	$375	$—	$1,987
Reflexite Corporation	$—	$—	$8,450	$3,568	$—	$—	$141	$950	$5,928
Senior Secured Loan Fund LLC*	$391,571	$15,410	$—	$50,013	$29,946	$—	$6,096	$796	$24,235
Stag-Parkway, Inc.	$36,810	$—	$—	$2,131	$—	$18	$229	$—	$15,513
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$—	$—	$421	$—	$401	$—	$—	$797

  *
  Together with GE Commercial Finance Investment Advisory Services LLC ("GE"), we serve as co-managers of the SSLP. Investments and portfolio decisions made by the SSLP must be approved by both the Company and GE; therefore, although the Company owns more than 25% of the voting securities of the LLC, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(10)
Variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect on the date presented.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 5% on $40 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(12)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(13)
Loan was on non-accrual status as of December 31, 2010.

(14)
Loan includes interest rate floor feature.

(15)
In addition to the interest earned based on the stated interest rate of this security, the notes entitle us to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return greater than the contractual rate.

(16)
Pledged as collateral for the Revolving Credit Facility.

(17)
Public company. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2009
(dollar amounts in thousands)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($902 par due 12/2010)	8.50% (Libor + 5.00%/D)	12/14/2005	$902	$902	(3)(15)
		Senior secured loan ($10,389 par due 12/2011)	8.50% (Libor + 5.00%/Q)	12/14/2005	10,389	10,389	(3)(15)
					11,291	11,291

Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan ($12,500 par due 2/2016)	13.00%	2/29/2008	12,500	12,500
		Junior secured loan ($30,000 par due 2/2016)	13.00%	2/29/2008	30,000	30,000	(2)
					42,500	42,500

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare analysis services	Preferred stock (7,427 shares)	14.00% PIK	6/15/2007	8,467	8,043	(4)
		Common stock (9,679 shares)		6/15/2007	4,000	8,114
		Common stock (1,546 shares)		6/15/2007	—	—
					12,467	16,157

DSI Renal, Inc.	Dialysis provider	Senior secured revolving loan ($2 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	2	2
		Senior secured revolving loan ($132 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	132	126
		Senior secured revolving loan ($20 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	20	19
		Senior secured revolving loan ($7,392 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	7,392	7,022
		Senior secured revolving loan ($122 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	122	116
		Senior secured loan ($339 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	237	322
		Senior secured loan ($44 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	31	42
		Senior secured loan ($16,960 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	12,323	16,112
		Senior subordinated loan ($66,552 par due 4/2014)	16.00% PIK	4/4/2006	66,215	63,220	(4)
		Senior subordinated loan ($14,285 par due 4/2014)	16.00% PIK	4/4/2006	14,211	13,571	(3)(4)
					100,685	100,552

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.26% (Libor + 4.00%/Q)	12/14/2007	10,919	10,197	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.26% (Libor + 4.00%/Q)	12/14/2007	11,460	10,800	(3)
					22,379	20,997

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,044,176 units)		6/26/2008	10,044	4,256

Heartland Dental Care, Inc.	Dental services	Senior subordinated loan ($32,717 par due 8/2013)	11.00% Cash, 3.25% PIK	7/31/2008	32,717	32,717	(4)

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Health plan management company	Senior subordinated loan ($4,670 par due 1/2013)	12.75% Cash, 2.00% PIK	2/9/2009	3,363	4,670	(4)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Healthcare equipment services	Senior secured loan ($997 par due 1/2013)		1/31/2007	489	628
		Junior secured loan ($20,000 par due 1/2014)	6.48% (Libor + 6.25%/B)	1/31/2007	20,049	5,000
		Junior secured loan ($12,000 par due 1/2014)	6.48% (Libor + 6.25%/B)	1/31/2007	12,000	3,000	(3)
		Common stock (50,000 shares)		1/31/2007	5,000	—
					37,538	8,628

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2012)	6.48% (Libor + 6.25%/M)	5/3/2007	5,000	4,350	(3)

OnCURE Medical Corp.	Radiation oncology care provider	Senior secured loan ($3,068 par due 6/2012)	3.75% (Libor + 3.50%/M)	8/18/2006	3,068	2,761	(3)
		Senior subordinated loan ($32,642 par due 8/2013)	11.00% Cash, 1.50% PIK	8/18/2006	32,664	29,378	(4)
		Common stock (857,143 shares)		8/18/2006	3,000	3,000
					38,732	35,139

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Senior secured loan ($12,660 par due 5/2014)	10.50% (Libor + 7.50%/M)	5/9/2008	12,660	12,660	(2)(15)
		Senior secured loan ($11,686 par due 5/2014)	10.50% (Libor + 7.50%/M)	5/9/2008	11,686	11,686	(3)(15)
		Series A preferred stock (1,594,457 shares)		7/30/2008	9,900	9,900
		Common stock (16,106 shares)		7/30/2008	100	100
					34,346	34,346

PG Mergersub, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,938	4,000
		Preferred stock (333 shares)		3/12/2008	333	333
		Common stock (16,667 shares)		3/12/2008	167	167
					4,438	4,500

The Schumacher Group of Delaware, Inc.	Outsourced physician service provider	Junior secured loan ($5,229 par due 7/2013)	11.13% Cash, 1.00% PIK	7/18/2008	5,229	5,229	(4)
		Junior secured loan ($30,909 par due 7/2013)	11.13% Cash, 1.00% PIK	7/18/2008	30,943	30,909	(2)(4)
					36,172	36,138

Univita Health, Inc.	Outsourced services provider	Senior subordinated loan ($20,500 par due 12/2014)	15.00%	12/22/2009	20,500	20,500

VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan ($17,417 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	17,417	17,417	(4)
		Preferred stock (3,888,222 shares)		7/14/2008	8,748	3,800
					26,165	21,217

					438,337	397,958		31.64%

Investment Funds
CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.69 unit)		9/7/2007	41	41

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47% interest)		6/17/2008	1,059	1,059

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($73,077 par due 12/2016)	1.00% PIK	12/31/2006	73,032	54,808	(4)
		Common stock (10,000 shares)		12/31/2006	10,000	—

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Common stock (30,000 shares)		12/31/2006	30,000	—
					113,032	54,808

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.28% (Libor + 6.00%/Q)	11/20/2007	40,000	36,800
		Subordinated notes ($15,681 par due 11/2018)	18.70%	11/20/2007	15,681	14,583
					55,681	51,383

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	3,045	3,045

Senior Secured Loan Fund LLC(7)(17)	Investment partnership	Subordinated certificates ($172,796 par due 12/2015)	(Libor + 8.00%/Q)	10/30/2009	165,000	165,000

Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	2,016	2,016

					339,874	277,352		22.05%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Senior secured loan ($3,256 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	3,256	3,256	(4)(16)
		Senior secured loan ($30,269 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	30,269	30,269	(2)(4)(16)
		Senior secured loan ($8,961 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	8,961	8,961	(16)(4)
		Preferred stock (493,147 shares)	8.00% PIK	2/8/2008	9,668	13,750	(4)
					52,154	56,236

ELC Acquisition Corporation	Developer, manufacturer and	Senior secured loan ($162 par due 11/2012)	3.48% (Libor + 3.25%/M)	11/30/2006	162	157	(3)
	retailer of educational products	Junior secured loan ($8,333 par due 11/2013)	7.23% (Libor + 7.00%/M)	11/30/2006	8,333	8,167	(3)
					8,495	8,324

Instituto de Banca y Comercio, Inc. Leeds IV Advisors, Inc.(8)	Private school operator	Senior secured loan ($11,700 par due 3/2014)	8.50% (Libor + 6.00%/Q)	3/15/2007	11,700	11,700	(3)(15)
		Senior subordinated loan ($30,877 par due 6/2014)	13.00% Cash, 3.00% PIK	6/4/2008	30,877	30,877
		Preferred stock (165,811 shares)		6/4/2008	788	2,124
		Preferred stock (140,577 shares)		3/31/2009	668	1,801
		Common stock (214,286 shares)		6/4/2008	54	2,745
		Common stock (140,577 shares)		3/31/2009	35	1,801
					44,122	51,048

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($31,250 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	31,250	31,250	(15)

Lakeland Finance, LLC	Private school operator	Junior secured loan	11.50%	12/13/2005	2,423	2,423
		($2,423 par due 12/2012) Junior secured loan ($24,231 par due 12/2012)	11.50%	12/13/2005	24,231	24,231	(2)
					26,654	26,654

R3 Education, Inc. (formerly known as Equinox EIC Partners, LLC and MUA Management Company)(7)(8)	Medical school operator	Senior secured loan ($791 par due 6/2010)	9.00% (Libor + 6.00%/M)	4/24/2009	791	1,101	(15)
		Senior secured loan ($7,275 par due 4/2013)	9.00% (Libor + 6.00%/M)	4/3/2007	7,275	10,127	(3)(15)
		Senior secured loan ($5,041 par due 4/2013)	13.00% PIK	12/8/2009	1,244	3,186
		Senior secured loan ($14,113 par due 4/2013)	9.00% (Libor + 6.00%/M)	9/21/2007	14,113	19,646	(15)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Preferred stock (8,800 shares)			2,200	1,100
		Warrants to purchase 27,890 shares			—	—
		Common membership interest (26.27% interest)		9/21/2007	15,800	11,515
					41,423	46,675

					204,098	220,187		17.50%

Services—Other
American Residential Services, LLC	Plumbing, heating and air-conditioning services	Junior secured loan ($20,608 par due 4/2015)	10.00% Cash, 2.00% PIK	4/17/2007	20,608	20,195	(2)(4)

Diversified Collection Services, Inc.	Collections services	Senior secured loan ($10,529 par due 2/2011)	9.50% (Libor + 6.75%/M)	2/2/2005	9,280	10,529	(2)(15)
		Senior secured loan ($3,747 par due 2/2011)	9.50% (Libor + 6.75%/M)	2/2/2005	3,747	3,747	(3)(15)
		Senior secured loan ($1,931 par due 8/2011)	13.75% (Libor + 11.00%/M)	2/2/2005	1,931	1,931	(2)(15)
		Senior secured loan ($7,492 par due 8/2011)	13.75% (Libor + 11.00%/M)	2/2/2005	7,492	7,492	(3)(15)
		Preferred stock (14,927 shares)		5/18/2006	169	269
		Common stock (114,004 shares)		2/2/2005	295	402
					22,914	24,370

GCA Services Group, Inc.	Custodial services	Senior secured loan $(13,255 par due 12/2011)	12.00%	12/15/2006	13,171	13,255
		Senior secured loan $(14,768 par due 12/2011)	12.00%	12/15/2006	14,765	14,768	(2)
		Senior secured loan $(9,866 par due 12/2011)	12.00%	12/15/2006	9,866	9,866	(3)
					37,802	37,889

Growing Family, Inc. and GFH Holdings, LLC	Photography services	Senior secured loan $(11,188 par due 8/2011)		3/16/2007	11,188	2,238	(4)(14)
		Senior secured loan $(372 par due 8/2011)		3/16/2007	372	74	(4)(14)
		Senior secured revolving loan $(2,500 par due 8/2011)		3/16/2007	1,513	303	(4)(14)
		Senior secured loan $(3,575 par due 8/2011)		3/16/2007	3,575	715	(4)(14)
		Senior secured loan $(147 par due 8/2011)		3/16/2007	147	29	(4)(14)
		Common stock (552,430 shares)		3/16/2007	872	—
					17,667	3,359

NPA Acquisition, LLC	Powersport vehicle auction operator	Junior secured loan $(12,000 par due 2/2013)	6.98% (Libor + 6.75%/M)	8/23/2006	12,000	12,000	(3)
		Common units (1,709 units)		8/23/2006	1,000	2,570
					13,000	14,570

PODS Funding Corp.	Storage and warehousing provider	Senior subordinated loan $(25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125
		Subordinated loan $(6,500 par due 12/2015)	16.64%	12/23/2009	5,079	5,070
					30,204	30,195

Web Services Company, LLC	Laundry service and equipment provider	Senior secured loan $(4,938 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,607	4,938	(3)
		Senior subordinated loan $(18,219 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	18,219	17,308	(4)
		Senior subordinated loan $(25,804 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	25,804	24,513	(2)(4)
					48,630	46,759

					190,825	177,337		14.10%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan $(3,592 par due 11/2012)	6.50% (Libor + 3.00% Cash, 0.50% PIK/S)	11/27/2006	2,010	2,010	(4)(15)
		Senior secured revolving loan $(1,408 par due 11/2012)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	1,408	1,408	(4)(15)
		Senior secured loan $(23,574 par due 11/2013)	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2006	23,580	23,574	(2)(4)(15)
		Senior secured loan $(11,049 par due 11/2013)	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2006	11,049	11,049	(3)(4)(15)
		Promissory note $(13,105 par due 11/2016)	12.00% PIK	6/1/2006	13,093	13,105	(4)
		Warrants to purchase 0.61 shares		6/1/2006	—	2,719
					51,140	53,865

Encanto Restaurants, Inc.(8)	Restaurant owner and operator	Junior secured loan $(20,997 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	20,997	19,947	(2)(4)
		Junior secured loan $(3,999 par due 8/2013)	7.50% Cash + 3.50% PIK	8/16/2006	3,999	3,799	(3)(4)
					24,996	23,746

OTG Management, Inc.	Airport restaurant operator	Senior secured loan $(16,149 par due 6/2013)	20.500% (Libor + 11.00% Cash, 6.50% PIK/M)	6/19/2008	16,149	16,149	(4)(15)
		Warrants to purchase up to 88,991 shares of common stock			—	1,102
		Warrants to purchase up to 9 shares of common stock			—	—
					16,149	17,251

Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan $(43,625 par due 5/2015)	13.50%	5/23/2008	43,625	41,444
		Senior subordinated loan $(30,000 par due 5/2015)	13.50%	5/23/2008	30,000	28,500	(2)
		Class A non-voting common stock (1,366,120 shares)		5/23/2008	7,500	4,050
					81,125	73,994

					173,410	168,856		13.42%

Food and Beverage
3091779 Nova Scotia Inc.(8)	Baked goods manufacturer	Senior secured revolving loan $(5,485 par due 1/2010)	8.00%	11/2/2007	1,385	1,494	(4)(12)
		Senior secured revolving loan $(1,016 par due 1/2010)	8.00%	11/2/2007	1,016	969
		Junior secured loan $(14,386 par due 1/2010)	10.00% Cash, 4.00% PIK	11/2/2007	15,147	10,292	(4)(12)
		Warrants to purchase 57,545 shares			—	—
					17,548	12,755

Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan $(10,000 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	3,000	3,000	(15)
		Senior secured loan $(17,963 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	17,963	17,963	(15)
		Senior secured loan $(15,937 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	15,937	15,937	(3)(15)
		Senior units (50,000 units)			5,000	5,000
					41,900	41,900
Best Brands Corporation	Baked goods manufacturer	Senior secured loan $(324 par due 12/2012)	7.48% (Libor + 7.25%/M)	2/15/2008	324	324	(4)
		Senior secured loan $(13,034 par due 12/2012)	7.48% (Libor + 7.25%/M)	2/15/2008	11,035	13,034	(2)(4)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Junior secured loan $(28,692 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	28,112	28,692	(4)
		Junior secured loan $(11,733 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	11,733	11,733	(2)(4)
		Junior secured loan $(8,611 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	8,531	8,611	(3)(4)
					59,735	62,394

Bumble Bee Foods, LLC and BB Co-Invest LP	Canned seafood manufacturer	Common stock (4,000 shares)		11/18/2008	4,000	6,760

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan $(5,883 par due 2/2013)	13.00% PIK	2/6/2008	5,883	5,883	(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,725
					12,383	14,368

					131,566	131,417		10.45%

Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured loan $(1,859 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	1,859	1,747
		Senior secured loan $(2,969 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	2,969	2,791	(2)
		Senior secured loan $(26,670 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	26,670	25,070	(2)
		Senior secured loan $(11,670 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	11,670	10,970	(3)
		Senior secured loan $(11,069 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,069	11,069	(4)
		Senior secured loan $(11,411 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,411	11,411	(4)
					65,648	63,058

Dufry AG(8)	Retail newsstand operator	Common stock (39,056 shares)		3/28/2008	3,000	2,638

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Senior subordinated loan $(5,524 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	5,524	5,524	(4)
		Senior subordinated loan $(20,323 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	20,323	20,323	(2)(4)
		Common stock (1,170,182 shares)		8/8/2006	4,500	5,840
					30,347	31,687

Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan $(11 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	11	9	(3)(4)
		Senior secured loan $(3,626 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	3,624	2,901	(3)(4)
		Senior secured loan $(68 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	68	55	(4)
		Senior secured loan $(18 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	18	14	(3)
		Senior secured loan $(28,402 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	28,388	22,722
		Senior secured loan $(7,303 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	7,300	5,843	(3)
		Preferred stock (73 shares)		3/19/2009	—	—
		Preferred stock (80 shares)		9/28/2006	1,800	—
		Warrants to purchase 859 shares of preferred shares		3/19/2009	—	—
		Common stock (800 shares)		9/28/2006	200	—
					41,409	31,544

					140,404	128,927		10.25%

Business Services
Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior secured loan $(741 par due 7/2015)	7.50% (Libor + 4.50%/S)	7/31/2008	727	741	(3)(15)
		Senior subordinated loan $(250 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	245	250	(4)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior subordinated loan $(12,400 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	12,296	12,400	(2)(4)
					13,268	13,391

Investor Group Services, LLC(6)	Financial services	Limited liability company membership interest (10.00% interest)		6/22/2006	—	500

Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured revolving loan $(3,750 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	1,313	1,313
		Senior secured loan $(16,752 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	16,752	16,752	(2)
		Senior secured loan $(10,456 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	10,456	10,456	(3)
		Senior secured loan $(1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875
		Senior secured loan $(5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	(2)
		Common stock (84.78 shares)		11/20/2007	3,768	7,818
					39,664	43,714

Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated loan $(10,222 par due 2/2013)		8/24/2006	10,222	511	(4)(14)
		Preferred units (4,000 units)		8/24/2006	3,600	—
		Common units (4,000,000 units)		8/24/2006	400	—
					14,222	511

Prommis Solutions, LLC, E-Default Services, LLC,	Bankruptcy and foreclosure processing services	Senior subordinated loan $(26,526 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,526	26,526	(4)

Statewide Tax and Title Services, LLC & Statewide		Senior subordinated loan $(26,630 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,630	26,630	(2)(4)
Publishing Services, LLC (formerly known as MR Processing Holding Corp.)		Preferred stock (30,000 shares)		4/11/2006	3,000	6,221
					56,156	59,377

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	250

Summit Business Media, LLC	Business media consulting services	Junior secured loan $(11,078 par due 7/2014)		8/3/2007	10,018	554	(3)(4)(14)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,000	7,850

					143,578	126,147		10.03%

Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan $(5,616 par due 4/2010)	5.25% (Libor + 5.00%/Q)	3/28/2005	5,653	4,437	(3)

Emerald Performance Materials, LLC	Polymers and performance materials	Senior secured loan $(536 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	536	531	(3)(15)
	manufacturer	Senior secured loan $(8,392 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	8,392	8,308	(3)(15)
		Senior secured loan $(626 par due 5/2011)	8.50% (Base Rate + 5.25%/M)	5/16/2006	626	620	(3)
		Senior secured loan $(1,604 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/16/2006	1,604	1,556	(3)(15)
		Senior secured loan $(4,937 par due 5/2011)	13.00% Cash, 3.00% PIK	5/16/2006	4,937	4,838	(2)(4)
					16,095	15,853

Reflexite Corporation(7)	Developer and manufacturer of high-	Senior subordinated loan $(16,785 par due 11/2014)	12.50% Cash, 5.50% PIK	2/26/2008	16,785	16,785	(4)
	visibility reflective products	Common stock (1,821,860 shares)		3/28/2006	27,435	24,595
					44,220	41,380

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)		2/2/2007	1,000	—

UL Holding Co., LLC	Petroleum product manufacturer	Senior secured loan $(2,978 par due 12/2012)	14.00%	2/13/2009	2,978	2,829	(2)
		Senior secured loan $(993 par due 12/2012)	14.00%	2/13/2009	993	943	(3)
		Senior secured loan $(848 par due 12/2012)	14.00%	2/13/2009	848	805	(3)
		Senior secured loan $(2,130 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	2,130	2,023
		Senior secured loan $(2,130 par due 12/2012)	14.00%	2/13/2009	2,130	2,023
		Senior secured loan $(848 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	848	805	(3)
		Senior secured loan $(10,918 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	10,918	10,372	(3)
		Common units (50,000 units)		4/25/2008	500	500
		Common units (50,000 units)		4/25/2008	—	—
					21,345	20,300

Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—

					96,243	81,970		6.52%

Financial Services
Carador PLC(6)(8)(9)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	2,489

Imperial Capital Group, LLC and Imperial	Investment banking services	Common units (2,526 units)		5/10/2007	3	3

Capital Private Opportunities, LP(6)(9)		Common units (315 units)		5/10/2007	—	—
		Common units (7,710 units)		5/10/2007	14,997	18,400
		Limited partnership interest (80% interest)		5/10/2007	6,094	5,663
					21,094	24,066

Ivy Hill Asset Management, L.P.(7)	Asset management services	Member interest		6/15/2009	37,176	48,321

VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	648	648

					67,951	75,524		6.00%

Consumer Products—Non-Durable
Blacksmith Brands Holdings, Inc. and Blacksmith Brands, Inc.	Consumer products and personal care manufacturer	Senior secured loan $(32,500 par due 12/2014)	12.50% (Base Rate + 8.50%/Q)	10/23/2009	32,500	32,500	(15)

Innovative Brands, LLC	Consumer products and personal care	Senior secured loan $(8,881 par due 9/2011)	15.50%	10/12/2006	8,881	8,881	(2)
	manufacturer	Senior secured loan $(8,198 par due 9/2011)	15.50%	10/12/2006	8,198	8,198	(3)
					17,079	17,079

Making Memories Wholesale, Inc.(6)	Scrapbooking branded products manufacturer	Senior secured loan $(9,750 par due 8/2014)	10.00% (Base Rate + 5.50%/Q)	8/21/2009	7,770	9,750	(15)
		Senior secured loan $(5,138 par due 8/2014)	15.00% (7.50% Cash, 7.50% PIK/Q)	8/21/2009	4,062	514	(4)
		Common stock (100 shares)		8/21/2009	—	—
					11,832	10,264

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred stock (6,283 shares)	8.00% PIK	6/21/2007	6,785	6,107	(4)
		Common stock (5,400 shares)		6/21/2007	—	—
					6,785	6,107

					68,196	65,950		5.24%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Aerospace & Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan $(7,414 par due 10/2013)	4.74% (Libor + 4.50%/M)	11/8/2007	7,295	6,969	(3)

ILC Industries, Inc.	Industrial products provider	Junior secured loan $(12,000 par due 6/2014)	11.50%	6/27/2006	12,000	12,000	(3)

Thermal Solutions LLC and TSI Group, Inc.	Thermal management and electronics	Senior secured loan $(462 par due 3/2011)	4.00% (Libor + 3.75%/Q)	3/28/2005	462	444	(3)
	packaging manufacturer	Senior secured loan $(2,732 par due 3/2012)	4.50% (Libor + 4.25%/Q)	3/28/2005	2,732	2,486	(3)
		Senior subordinated loan $(2,747 par due 3/2013)	11.50% Cash, 2.50% PIK	3/21/2006	2,747	2,554	(4)
		Senior subordinated loan $(2,165 par due 3/2013)	11.50% Cash, 2.75% PIK	3/28/2005	2,165	2,013	(4)
		Senior subordinated loan $(3,418 par due 3/2013)	11.50% Cash, 2.75% PIK	3/28/2005	3,418	3,178	(4)
		Preferred stock (71,552 shares)		3/28/2005	716	529
		Common stock (1,460,246 shares)		3/28/2005	15	11
					12,255	11,215

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific	Junior secured loan $(16,000 par due 1/2015)	15.00%	1/17/2008	16,000	16,000	(2)
	and technical services	Junior secured loan $(12,000 par due 1/2015)	15.00%	1/17/2008	12,000	12,000	(3)
		Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	96	80	(4)
		Common stock (1,616,976 shares)		1/17/2008	2,004	1,600
					30,100	29,680

					61,650	59,864		4.76%

Printing, Publishing and Media
Canon Communications LLC	Print publications services	Junior secured loan $(11,968 par due 11/2011)	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	11,957	9,574	(2)(4)(15)
		Junior secured loan $(12,197 par due 11/2011)	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	12,190	9,757	(3)(4)(15)
					24,147	19,331

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	330

National Print Group, Inc.	Printing management services	Senior secured revolving loan $(3,926 par due 3/2012)	9.00% (Libor + 6.00%/S)	3/2/2006	1,428	771	(15)
		Senior secured revolving loan $(183 par due 3/2012)	9.00% (Libor + 5.00%/M)	3/2/2006	183	99	(15)
		Senior secured loan $(7,119 par due 3/2012)	16.00% (Libor + 9.00% Cash, 4.00% PIK/Q)	3/2/2006	7,024	3,844	(3)(15)(4)
		Senior secured loan $(1,071 par due 3/2012)	16.00% (Base Rate + 8.00% Cash, 4.00% PIK/M)	3/2/2006	1,071	578	(3)(15)(4)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—
					11,706	5,292

The Teaching Company, LLC and The Teaching Company	Education publications provider	Senior secured loan $(18,000 par due 9/2012)	10.50%	9/29/2006	18,000	18,000	(2)(11)
Holdings, Inc.(11)		Senior secured loan $(10,000 par due 9/2012)	10.50%	9/29/2006	10,000	10,000	(3)(11)
		Preferred stock (29,969 shares)	8.00%	9/29/2006	2,997	3,872

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Common stock (15,393 shares)		9/29/2006	3	4
					31,000	31,876

					73,453	56,829		4.52%

Telecommunications
American Broadband Communications, LLC and	Broadband communication services	Senior subordinated loan $(31,902 par due 11/2014)	18.00% (10.00% Cash, 8.00% PIK/Q)	2/8/2008	31,902	31,902	(2)(4)
American Broadband Holding Company		Senior subordinated loan $(8,050 par due 11/2014)	18.00% (10.00% Cash, 8.00% PIK/Q)	11/7/2007	8,050	8,050	(4)
		Warrants to purchase 166 shares		11/7/2007	—	—
					39,952	39,952

					39,952	39,952		3.18%

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan $(4,755 par due 12/2012)		12/23/2005	4,755	1,902	(14)
		Junior secured loan $(2,086 par due 12/2012)		12/23/2005	2,086	834	(3)(14)
		Junior secured loan $(4,755 par due 12/2012)		12/23/2005	4,755	1,902	(14)
		Junior secured loan $(2,086 par due 12/2012)		12/23/2005	2,086	834	(3)(14)
					13,682	5,472

Mactec, Inc.	Engineering and	Class B-4 stock (16 shares)		11/3/2004	—	—
	environmental services	Class C stock (5,556 shares)		11/3/2004	—	150
					0	150

Sigma International Group, Inc.	Water treatment parts manufacturer	Junior secured loan $(917 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/6/2007	917	642	(15)
		Junior secured loan $(2,750 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/1/2007	2,750	1,925	(15)
		Junior secured loan $(1,833 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	1,833	1,283	(15)
		Junior secured loan ($2,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/6/2007	2,000	1,400	(3)(15)
		Junior secured loan ($6,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/1/2007	6,000	4,200	(3)(15)
		Junior secured loan ($4,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	4,000	2,800	(3)(15)
					17,500	12,250

Waste Pro USA, Inc.	Waste management services	Preferred Class A common stock (611,615 shares)	14.00% PIK	11/9/2006	12,263	13,263	(4)

Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($13,121 par due 2/2015)	10.00% Cash, 2.50% PIK	2/5/2007	13,030	1,968	(4)
		Common stock (13,889 shares)		2/2/2007	1,389	—
					14,419	1,968

					57,864	33,103		2.63%

Computers and Electronics
RedPrairie Corporation	Software manufacturer	Junior secured loan ($3,300 par due 1/2013)	6.78% (Libor + 6.50%/Q)	7/13/2006	3,300	3,135	(2)
		Junior secured loan ($12,000 par due 1/2013)	6.78% (Libor + 6.50%/Q)	7/13/2006	12,000	11,400	(3)
					15,300	14,535

TZ Merger Sub, Inc.	Computers and Electronics	Senior secured loan ($4,818 par due 7/2015)	7.50% (Libor + 4.50%/Q)	6/15/2009	4,711	4,818	(3)(15)

X-rite, Incorporated	Artwork software manufacturer	Junior secured loan ($3,074 par due 7/2013)	14.38% (Libor + 11.38%/Q)	7/6/2006	3,074	3,074	(15)
		Junior secured loan ($7,685 par due 7/2013)	14.38% (Libor + 11.38%/Q)	7/6/2006	7,685	7,685	(3)(15)
		Junior secured loan ($42 par due 7/2013)	14.38% (Base Rate + 10.38%/Q)	7/6/2006	42	42	(15)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Junior secured loan ($105 par due 7/2013)	14.38% (Base Rate + 10.38%/Q)	7/6/2006	105	105	(3)(15)
					10,906	10,906

					30,917	30,259		2.41%

Cargo Transport
The Kenan Advantage Group, Inc.	Fuel transportation provider	Senior secured loan ($2,400 par due 12/2011)	2.98% (Libor + 2.75%/M)	12/15/2005	2,400	2,304	(3)(4)
		Senior subordinated loan ($26,125 par due 12/2013)	9.50% Cash, 3.50% PIK	12/15/2005	26,125	25,603	(2)(4)
		Preferred stock (10,984 shares)	8.00% PIK	12/15/2005	1,454	1,932	(4)
		Common stock (30,575 shares)		12/15/2005	31	41
					30,010	29,880

					30,010	29,880		2.38%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($1,750 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	1,750	1,540	(2)(13)
		Senior secured loan ($1,000 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	1,000	880	(2)(13)
		Senior secured loan ($17 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	17	15	(2)(13)
		Senior secured loan ($16 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	16	14	(3)(13)
		Senior secured loan ($11,484 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	11,484	10,106	(3)(13)
		Senior secured loan ($12,483 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	12,483	10,985	(2)(13)
					26,750	23,540

					26,750	23,540		1.87%

Containers—Packaging
Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and	Senior secured revolving loan ($15,696 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	950	922
	servicer	Senior secured loan ($322 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	322	312	(2)
		Senior secured loan ($134 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	134	130	(2)
		Senior secured loan	4.23% (Libor +	6/21/2006	4,926	4,778	(3)
		$(4,926 par due 9/2011)	4.00%/M)
		Senior secured loan ($2,052 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	2,052	1,991	(3)
		Senior secured loan ($268 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	268	260	(2)
		Senior secured loan ($4,105 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	4,105	3,982	(3)
		Senior secured loan ($27 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	27	26	(2)
		Senior secured loan ($410 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	410	398	(3)
		Common stock (1,800,000 shares)		9/29/2005	1,800	8,550
					14,994	21,349

					14,994	21,349		1.70%

Grocery
Planet Organic Health Corp.(8)	Organic grocery store operator	Junior secured loan ($876 par due 7/2013)	15.00% (Libor + 12.00%/Q)	7/3/2007	874	832	(15)
		Junior secured loan ($10,436 par due 7/2013)	15.00% (Libor + 12.00%/Q)	7/3/2007	10,414	9,914	(3)(15)
		Senior subordinated loan ($12,724 par due 7/2012)	13.00% Cash, 4.00% PIK	7/3/2007	12,572	9,416	(4)
					23,860	20,162

					23,863	20,162		1.60%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products—Durable
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership-based buying club franchisor	Senior secured loan ($23 par due 11/2012)	6.75% (Libor + 5.00%/M)	12/14/2007	22	19	(2)(15)
	and operator	Senior secured loan ($2,099 par due 11/2012)	6.75% (Libor + 5.00%/M)	12/14/2007	2,030	1,784	(2)(15)
		Partnership interests (19.31% interest)		11/30/2007	10,000	3,000
					12,052	4,803

					12,052	4,803		0.38%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,956 par due 3/2011)		10/8/2004	8,991	448	(2)(4)(14)
		Warrants to purchase 4,464 shares		10/8/2004	653	—
		Common stock (2,743 shares)		10/8/2004	753	—
					10,397	448

					10,397	448		0.04%

					2,376,384	2,171,814

(1)
Other than our investments listed in Note 7 below, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of December 31, 2009 represented 173% of the Company's net assets or 94% of the Company's total assets.

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP, are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements). Unless otherwise noted, as of December 31, 2009, all other investments were pledged as collateral for the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO. Unless otherwise noted, as of December 31, 2009, all other investments were pledged as collateral for the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2009 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Apple & Eve, LLC and US Juice Partners, LLC	$7,500	$15,019	$9,800	$5,335	$—	$—	$37	$—	$12,283
Carador, PLC	$—	$—	$—	$—	$—	$285	$—	$—	$(1,778)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$2,953	$15,000	$6,518	$—	$—	$90	$(482)	$442
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$—	$—	$1,040	$—	$—	$9	$—	$2,052
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$—	$152	$—	$147	$—	$—	$—	$6	$(3,218)
Firstlight Financial Corporation	$—	$—	$—	$2,936	$—	$—	$1,442	$—	$(11,055)
Imperial Capital Group, LLC	$5,210	$—	$—	$—	$—	$—	$—	$—	$2,972
Industrial Container Services, LLC	$7,517	$12,621	$—	$709	$—	$—	$153	$—	$(341)
Investor Group Services, LLC	$—	$750	$—	$—	$—	$—	$26	$—	$—
Making Memories Wholesale, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$(240)
Pillar Holdings LLC and PHL Holding Co.	$—	$3,179	$—	$2,874	$—	$—	$33	$—	$2,551
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(511)
R3 Education, Inc.	$24,000	$31,600	$—	$697	$—	$—	$29	$—	$87
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,850
Wastequip, Inc.	$—	$—	$—	$1,535	$—	$—	$—	$—	$(5,787)
Wear Me Apparel, LLC	$—	$34,110	$—	$75	$—	$—	$—	$(15,002)	$22,055

(7)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2009 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
HCP Acquisition Holdings, LLC	$1,495	$—	$18	$—	$—	$—	$—	$—	$(3,721)
Ivy Hill Asset Management, L.P.	$37,406	$—	$236	$—	$—	$2,391	$—	$494	$11,145
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$131	$5,742	$—	$—	$1,265	$—	$1,284
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$66	$—	$(8,170)
Making Memories Wholesale, Inc.	$—	$199	$14,224	$518	$—	$—	$5	$(14,173)	$12,822
R3 Education, Inc.	$15,613	$6,050	$—	$651	$—	$—	$17	$—	$(3,696)
Reflexite Corporation	$7,800	$—	$2,000	$2,830	$194	$—	$71	$—	$(10,925)
Senior Secured Loan Fund LLC*	$165,000	$—	$—	$4,831	$—	$—	$640	$—	$—
The Thymes, LLC	$—	$—	$—	$502	$—	$—	$—	$—	$455

*
Together with GE Commercial Finance Investment Advisory Services LLC ("GE"), we serve as co-managers of the SSLP (as defined below). Investments and portfolio decisions made by the SSLP must be approved by both the Company and GE; therefore, although the Company owns more than 25% of the voting securities of the LLC, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act of 1940 or otherwise).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect on the date presented.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $18.4 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(12)
Principal amount denominated in Canadian dollars has been translated into U.S. dollars (see Note 2 to the consolidated financial statements).

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status.

(15)
Loan includes interest rate floor feature.

(16)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.98% on $15.0 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(17)
In addition to the interest earned based on the stated interest rate of this security, the notes entitle us to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return greater than the contractual rate.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in thousands, except per share data)

					Accumulated Net Realized Gain (Loss) on Investments, Foreign Currency Transactions, Extinguishment of Debt, Other Assets and Acquisitions
						Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
				Accumulated (Overdistributed) Undistributed Net Investment Income
	Common Stock
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2007	72,684	$73	$1,136,599	$7,005	$1,471	$(20,597)	$1,124,551

Issuance of common stock from transferable rights offering (net of offering and dealer manager costs)	24,228	24	259,777	—	—	—	259,801
Shares issued in connection with dividend reinvestment plan	241	—	2,922	—	—	—	2,922
Net decrease in stockholders' equity resulting from operations	—	—	—	126,992	6,371	(272,818)	(139,455)
Dividend declared ($1.68 per share)	—	—	—	(145,098)	(7,842)	—	(152,940)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(3,340)	3,464	(124)	—	—

Balance at December 31, 2008	97,153	$97	$1,395,958	$(7,637)	$(124)	$(293,415)	$1,094,879

Issuance of common stock from August add-on offering (net of offering and underwriting costs)	12,440	13	109,073	—	—	—	109,086
Shares issued in connection with dividend reinvestment plan	352	—	4,025	—	—	—	4,025
Net increase in stockholders' equity resulting from operations	—	—	—	133,406	(19,420)	88,707	202,693
Dividend declared ($1.47 per share)	—	—	—	(128,210)	(24,585)	—	(152,795)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(18,598)	5,584	13,014	—	—

Balance at December 31, 2009	109,945	$110	$1,490,458	$3,143	$(31,115)	$(204,708)	$1,257,888

Issuance of common stock in add-on offerings (net of offering and underwriting costs)	34,458	34	457,815	—	—	—	457,849
Shares issued in connection with dividend reinvestment plan	1,523	2	22,529	—	—	—	22,531
Issuance of common stock in the acquisition of Allied Capital Corporation	58,493	58	872,669	—	—	—	872,727
Gain on the acquisition of Allied Capital Corporation	—	—	—	—	195,876	—	195,876
Net increase in stockholders' equity resulting from operations (excluding gain on the acquisition of Allied Capital Corporation)	—	—	—	215,816	49,399	230,743	495,958
Dividend declared ($1.40 per share)	—	—	—	(252,296)	—	—	(252,296)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	361,855	22,001	(383,856)	—	—

Balance at December 31, 2010	204,419	$204	$3,205,326	$(11,336)	$(169,696)	$26,035	$3,050,533

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Year Ended December 31,
	2010	2009	2008
OPERATING ACTIVITIES:
Net increase (decrease) in stockholders' equity resulting from operations	$691,834	$202,693	$(139,455)
Adjustments to reconcile net increase (decrease) in stockholders' equity resulting from operations:
Gain on the acquisition of Allied Capital Corporation	(195,876)	—	—
Realized loss (gain) from extinguishment of debt	1,961	(26,543)	—
Realized (gain) on sale of intangible asset	(5,882)	—	—
Net realized (gains) losses from investment and foreign currency transactions	(45,478)	45,963	(6,371)
Net unrealized (gains) losses from investment and foreign currency transactions	(230,743)	(88,707)	272,818
Net accretion of discount on securities	(12,594)	(2,554)	(1,307)
Increase in accrued payment-in-kind interest and dividends	(45,002)	(40,761)	(32,816)
Collections of payment-in-kind interest and dividends	32,668	6,371	272
Amortization of debt issuance costs	8,992	4,198	2,210
Accretion of discount on the Allied Unsecured Notes	8,201	—	—
Depreciation	923	672	503
Proceeds from sales and repayments of investments	1,562,356	455,437	496,827
Purchases of investments	(1,559,819)	(575,046)	(925,945)
Acquisition of Allied Capital Corporation, net of cash acquired	(774,190)	—	—
Changes in operating assets and liabilities:
Interest receivable	(4,076)	(8,165)	6,183
Other assets	12,379	(709)	(2,009)
Management and incentive fees payable	(14,098)	33,506	19,948
Accounts payable and accrued expenses	(93,484)	7,126	1,035
Interest and facility fees payable	5,437	(1,224)	(900)

Net provided by (used in) operating activities	(656,491)	12,257	(309,007)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	1,330,577	109,086	259,801
Borrowings on debt	1,737,264	477,403	951,000
Repayments and repurchases of debt	(2,154,884)	(392,136)	(721,200)
Debt issuance costs	(25,176)	(7,192)	(3,139)
Dividends paid in cash	(229,765)	(189,574)	(109,214)

Net cash provided by (used in) financing activities	658,016	(2,413)	377,248

CHANGE IN CASH AND CASH EQUIVALENTS	1,525	9,844	68,241
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	99,227	89,383	21,142

CASH AND CASH EQUIVALENTS, END OF PERIOD	$100,752	$99,227	$89,383

Supplemental Information:
Interest paid during the period	$53,117	$19,963	$34,421
Taxes paid during the period	$1,323	$818	$1,601
Dividends declared during the period	$252,296	$152,795	$152,940

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2010

(dollar amounts in thousands, except per share data and as otherwise indicated;
for example, with the words "million," "billion" or otherwise)

1.     ORGANIZATION

              Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940 (the "Investment Company Act"). We were incorporated on April 16, 2004 and were initially funded on June 23, 2004. On October 8, 2004, we completed our initial public offering. On the same date, we commenced substantial investment operations.

              On April 1, 2010, we consummated our acquisition (the "Allied Acquisition") of Allied Capital Corporation ("Allied Capital"), in an all stock merger where each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and then-existing Allied Capital stockholders owning approximately 31% of the combined company (see Note 17).

              The Company has elected to be treated as a regulated investment company, or a "RIC", under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have traditionally made and controlled portfolio company equity investments became part of our portfolio.

              We are externally managed by Ares Capital Management LLC ("Ares Capital Management" or our "investment adviser"), an affiliate of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or our "administrator"), an affiliate of Ares Management, provides the administrative services necessary for us to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with Generally Accepted Accounting Principles ("GAAP"), and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

    Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

    Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

    Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of independent third-party valuation firms with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

              Effective January 1, 2008, the Company adopted Accounting Standards Codification ("ASC") 820-10 (previously Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements), which expands the application of fair value accounting for investments (see Note 8). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10 (previously Statement of Financial Accounting Standards No. 141(R), Business Combinations), which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same at April 1, 2010 (see Note 17).

    Interest and Dividend Income Recognition

              Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

    Payment-in-Kind Interest

              The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the years ended December 31, 2010, 2009 and 2008, $45,002, $40,761 and $32,816, respectively, in PIK income were recorded. Of the PIK income recorded for the year ended December 31, 2010, $13,513 was PIK income from investments acquired as part of the Allied Acquisition. For the years ended December 31, 2010, 2009 and 2008, $32,668, $6,371 and $272 of PIK income was collected. Of the PIK income collected for the year ended December 31, 2010, $2,895 was from investments acquired as part of the Allied Acquisition.

    Capital Structuring Service Fees and Other Income

              The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

    Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

    (1)
    Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

    (2)
    Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

    Accounting for Derivative Instruments

              The Company does not utilize hedge accounting and marks its derivatives to market through unrealized gains (losses) in the accompanying statement of operations.

    Equity Offering Expenses

              The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

    Debt Issuance Costs

              Debt issuance costs are being amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

    U.S. Federal Income Taxes

              The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of its annual investment company taxable income, as defined by the Code. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

    Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use primarily newly issued shares to implement the plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

    New Accounting Pronouncements

              In January 2010, the Financial Accounting Standards Board issued Accounting Standard Update 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 inputs and separate disclosures about fair value measurements (see Note 8), particularly with respect to purchases, sales, issuances and settlements relating to Level 3 inputs. It also clarifies existing fair value disclosures about the level of disaggregation, will require that entities provide fair value measurement disclosures for each class of assets and liabilities, and adds requirements relating to inputs and valuation techniques used to measure fair value. Generally, ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, however, the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 inputs will not be required until fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 did not have a significant impact on the Company's financial condition and results of operations.

3.     AGREEMENTS

    Investment Advisory and Management Agreement

              The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of our board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives a fee from us, consisting of two components—a base management fee and an incentive fee. Ares Capital Management has committed to defer up to $15,000 in base management and incentive fees for each of the first two fiscal years following the Allied Acquisition if certain earnings targets are not met.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

              The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on such accrued income that we never actually receive in cash.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay our investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

              We defer cash payment of any incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of our net assets at the beginning of such period.

              The Capital Gains Fee due to our investment adviser as calculated under the investment advisory and management agreement (as described above) for the year ended December 31, 2010 was $0. However, in accordance with GAAP, the Company accrued a capital gains incentive fee of $15,609 for the year ended December 31, 2010. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual Capital Gains Fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. There was no similar GAAP accrual for the years ended December 31, 2009 and 2008.

              For the year ended December 31, 2010, base management fees were $51,998, incentive management fees related to pre-incentive fee net investment income were $61,286 and incentive management fees related to capital gains were $15,609. As of December 31, 2010, $52,397 was included in "management and incentive fees payable" in the accompanying consolidated balance sheet, of which $36,788 is currently payable to the Company's investment adviser under the investment advisory and management agreement.

              For the year ended December 31, 2009, base management fees were $30,409, incentive management fees related to pre-incentive fee net investment income were $33,332 and there were no incentive management fees related to capital gains. As of December 31, 2009, $66,495 was unpaid and included in "management and incentive fees payable" in the accompanying consolidated balance sheet, including $49,019 of incentive management fees that had been previously deferred pursuant to the investment and advisory agreement. The payment of incentive management fees that were deferred as of December 31, 2009 pursuant to the investment advisory and management agreement, were paid in the first quarter of 2010.

              For the year ended December 31, 2008, base management fees were $30,463, incentive management fees related to pre-incentive fee net investment income were $31,748 and there were no incentive management fees related to capital gains.

    Administration Agreement

              We are party to a separate administration agreement, referred to herein as the "administration agreement", with our administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under our administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, secretary and treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the years ended December 31, 2010, 2009 and 2008, we incurred $8,721, $4,009 and $2,701, respectively, in administrative fees. As of December 31, 2010, $2,470 was unpaid and included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

              As of December 31, 2010 and 2009, investments consisted of the following:

	2010		2009
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
Senior term debt	1,722,130	1,695,532	1,152,462	1,072,149
Senior subordinated debt	1,055,441	1,014,514	658,787	595,668
Subordinated certificates of the SSLP	537,438	561,674	165,000	165,000
Collateralized loan obligations(2)	219,324	261,156	55,681	51,383
Equity securities	716,601	751,202	344,454	287,614
Commercial real estate	41,021	33,912	—	—

Total	$4,291,955	$4,317,990	$2,376,384	$2,171,814

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt investments using the effective interest method.

(2)
See Note 19.

              The industrial and geographic compositions of our portfolio at fair value at December 31, 2010 and December 31, 2009 were as follows:

	As of December 31,
	2010	2009
Industry
Investment Funds(1)	21.4%	12.9%
Healthcare Services	15.6	18.3
Business Services	12.2	5.8
Restaurants and Food Services	8.8	7.8
Consumer Products	8.3	3.2
Financial Services	6.7	3.3
Education	5.2	10.1
Manufacturing	4.2	3.8
Other Services	3.3	8.2
Telecommunications	2.5	1.8
Food and Beverage	2.4	6.1
Retail	2.4	5.9
Commercial Real Estate	1.5	0.0
Wholesale Distribution	1.3	0.0
Other	4.2	12.8

Total	100.0%	100.0%

(1)
Includes our investment in the SSLP (as defined below), which had issued loans to 20 and 11 different issuers as of December 31, 2010 and 2009, respectively. The portfolio companies in the SSLP are in industries similar to the companies in our portfolio.

	As of December 31,
	2010	2009
Geographic Region
West	34.5%	29.4%
Mid-Atlantic	24.4	19.9
Midwest	20.2	19.8
Southeast	16.5	19.7
International	3.0	7.5
Northeast	1.4	3.7

Total	100.0%	100.0%

              As of December 31, 2010, 3.8% of total investments at amortized cost (or 1.3% of total investments at fair value), were on non-accrual status, including 1.5% of total investments at amortized cost (or 1.0% of total investments at fair value) of investments acquired as part of the Allied Acquisition. As of December 31, 2009, 2.5% of total investments at amortized cost (or 0.5% at fair value), were on non-accrual status.

SSLP

              In October 2009, the Company completed its acquisition of subordinated certificates (the "SSLP Certificates") issued by the Senior Secured Loan Program (the "SSLP") from Allied Capital. The SSLP was formed in December 2007 to invest in "stretch senior" or "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies. The amortized cost and fair value of the SSLP Certificates was $537,439 and $561,674, respectively, at December 31, 2010, and $165,000 and $165,000, respectively, at December 31, 2009. The SSLP Certificates pay a coupon of LIBOR plus 8.0% and also entitle the Company to receive a portion of the excess cash flow from the loan portfolio, which may result in a return greater than the contractual coupon. The Company is also entitled to certain other sourcing and management fees in connection with the SSLP. The Company's yield on its investment in the SSLP at fair value was 15.8% and 17.0% at December 31, 2010 and December 31, 2009, respectively. For the years ended December 31, 2010 and 2009, the Company earned interest income of $50,013 and $4,831, respectively, on the SSLP Certificates.

              As of December 31, 2010 and December 31, 2009, the SSLP had total assets of $2.6 billion and $0.9 billion, respectively, in aggregate principal amount outstanding. The senior debt obligations of the SSLP were $1.9 billion and $0.7 billion in aggregate principal amount outstanding at December 31, 2010 and December 31, 2009, respectively. The SSLP Certificates owned by the Company are junior to the senior debt obligations of the fund and the Company owned 88.6% and 87.5% of the outstanding class of such certificates as of December 31, 2010 and 2009, respectively.

              The SSLP's portfolio consisted of 20 and 11 different issuers as of December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, the portfolio was comprised of all first lien senior secured debt issued by U.S. middle-market companies and none of the loans were on non-accrual status. At December 31, 2010 and 2009, the single largest issuer in the SSLP's portfolio in aggregate principal amount was $270.0 million and $179.9 million, respectively, and the top five issuers totaled $1.1 billion and $535.3 million, respectively. The portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio.

5.     BORROWINGS

              In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2010 our asset coverage for borrowed amounts was 321%.

              The Company's outstanding debt as of December 31, 2010 and 2009 was as follows:

	2010				2009
	Carrying Value(1)		Total Available(2)		Carrying Value(1)	Total Available(2)
Revolving Funding Facility	$242,050		$400,000		$221,569	$221,569
Revolving Credit Facility	146,000		810,000	(6)	474,144	525,000
Revolving Funding II Facility(3)	—		—		—	200,000
Debt Securitization	155,297		183,190		273,752	274,981
2011 Notes (principal amount outstanding of $300,584)	296,258	(4)	300,584		—	—
2012 Notes (principal amount outstanding of $161,210)	158,108	(4)	161,210		—	—
2040 Notes	200,000		200,000		—	—
2047 Notes (principal amount outstanding of $230,000)	180,795	(4)	230,000		—	—

	$1,378,508	(5)	$2,284,984		$969,465	$1,221,550

(1)
Except for the Allied Unsecured Notes (as defined below), all carrying values are the same as the principal amounts outstanding.

(2)
Subject to borrowing base and leverage restrictions.

(3)
The Revolving Funding II Facility was combined with the Revolving Funding Facility on January 22, 2010. In connection therewith, the Revolving Funding II Facility was terminated.

(4)
Represents the aggregate principal amount outstanding of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition. The total unaccreted discount on the Allied Unsecured Notes (as defined below) was $56,633 at December 31, 2010.

(5)
Total principal amount of debt outstanding totaled $1,435,141.

(6)
Includes an "accordion" feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $1,050,000.

              The weighted average stated interest rate of all our debt obligations at principal as of December 31, 2010 and December 31, 2009 was 5.2% and 2.1%, respectively.

    Revolving Funding Facility

              In October 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving facility (as amended, the "Revolving Funding Facility") that, as amended at such time, allowed Ares Capital CP to issue up to $350,000 of variable funding certificates ("VFC"). On May 7, 2009, the Company and Ares Capital CP entered into an amendment that, among other things, converted the Revolving Funding Facility from a revolving facility to an amortizing facility, extended the maturity from July 21, 2009 to May 7, 2012, reduced the availability from $350,000 to $225,000 (with a reduction in the outstanding balance required by each of December 31, 2010 and December 31, 2011) and decreased the advance rates applicable to certain types of eligible loans. In addition, the interest rate charged on the Revolving Funding Facility was increased from the commercial paper rate plus 2.50% to the commercial paper, Eurodollar or adjusted Eurodollar rate, as applicable, plus 3.50% and the commitment fee requirement was removed. The Company paid a renewal fee of 1.25% of the total facility amount, or $2,813.

              On July 21, 2009, the Company and Ares Capital CP entered into an agreement with Wells Fargo N.A. ("Wells Fargo") to establish an additional revolving facility (the "Revolving Funding II Facility") whereby Wells Fargo agreed to extend credit to us in an aggregate principal amount not exceeding $200,000 at any one time outstanding. The Revolving Funding II Facility was scheduled to expire on July 21, 2012.

              On January 22, 2010, the Company and Ares Capital CP combined the Revolving Funding II Facility into the Revolving Funding Facility, creating a single $400,000 revolving securitized facility. In connection with the combination, we terminated the Revolving Funding II Facility and entered into an Amended and Restated Purchase and Sale Agreement with Ares Capital CP Funding Holdings LLC, our wholly owned subsidiary ("CP Holdings"), pursuant to which we may sell to CP Holdings certain loans that we have originated or acquired (the "Loans") from time to time, which CP Holdings will subsequently sell to Ares Capital CP, which is a wholly owned subsidiary of CP Holdings. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The Revolving Funding Facility, among other things, extended the maturity date of the facility to January 22, 2013 (with two one-year extension options, subject to mutual consent, see Note 19).

              As part of the Revolving Funding Facility, we are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of VFC that we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge offs, violation of which could result in the early amortization of the Revolving Funding Facility and limit further advances under the Revolving Funding Facility and in some cases could be an event of default. The Revolving Funding Facility is also subject to a borrowing base that applies different advance rates to assets held in Ares Capital CP. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the Revolving Funding Facility. The Company and Ares Capital CP continue to be in material compliance with all of the limitations and requirements of the Revolving Funding Facility.

              As of December 31, 2010 and 2009, there was $242,050 and $221,569 outstanding under the Revolving Funding Facility, respectively. The Revolving Funding Facility is secured by all of the assets held by Ares Capital CP, which as of December 31, 2010 consisted of 34 investments.

              Prior to January 22, 2010, the interest rate charged on the Revolving Funding Facility was based on the commercial paper, Eurodollar or adjusted Eurodollar rate plus 3.50%. After January 22, 2010, subject to certain exceptions, the interest charged on the Revolving Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon our credit rating. As of December 31, 2010 and for the period from January 22, 2010 through December 31, 2010, the effective LIBOR spread under the Revolving Funding Facility was 2.75%. As of December 31, 2010, the rate in effect was one month LIBOR, which was 0.26%. As of December 31, 2009, the rate in effect was the adjusted Eurodollar rate, which was 0.23%.

              We are also required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the Revolving Funding Facility. Prior to May 7, 2009, we were required to pay a commitment fee for any unused portion of the Revolving Funding Facility equal to 0.50% per annum for any unused portion of the Revolving Funding Facility. Prior to January 22, 2010, we were also required to pay a commitment fee on any unused portion of the Revolving Funding II Facility of between 0.50% and 2.00% depending on the usage level.

              The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Year Ended December 31,
	2010	2009	2008
Stated Interest Expense	$7,458	$6,751	$4,280
Facility Fees(1)	1,453	899	625
Amortization of Debt Issuance Costs	1,787	2,716	1,269

Total Interest and Credit Facility Fees Expense	$10,698	$10,366	$6,174

Cash Paid for Interest Expense	$7,224	$6,501	$3,754
Average Stated Interest Rate	3.0%	3.8%	5.2%
Average Outstanding Balance	$247,490	$179,443	$82,540

(1)
Includes facility fees incurred related to the Revolving Funding II Facility.

    Revolving Credit Facility

              In December 2005, we entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), under which, as amended, the lenders agreed to extend credit to the Company. On January 22, 2010, we entered into an agreement to amend and restate the Revolving Credit Facility. The amendment and restatement of the Revolving Credit Facility, among other things, increased the size of the facility from $525,000 to $690,000 (comprised of $615,000 in commitments on a stand-alone basis and an additional $75,000 in commitments contingent upon the closing of the Allied Acquisition), extended the maturity date from December 28, 2010 to January 22, 2013 and modified pricing. The Revolving Credit Facility also includes an "accordion" feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $1,050,000. During the year ended December 31, 2010, we exercised this "accordion" feature and increased the size of the facility by $120,000 to bring the total facility size to $810,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR-based loans, and monthly payments of interest on other loans. All principal is due upon maturity.

              Under the Revolving Credit Facility, we are required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries. The Company continues to be in material compliance with all of the limitations and requirements of the Revolving Credit Facility.

              In addition to the asset coverage ratio described above, borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio.

              As of December 31, 2010 and 2009, there was $146,000 and $474,144, respectively, outstanding under the Revolving Credit Facility. The Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $100,000 and $25,000 as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company had $7,281 and $24,000

in standby letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued. At December 31, 2010, there was $656,719 available for borrowing under the Revolving Credit Facility.

              Prior to January 22, 2010, subject to certain exceptions, pricing on the Revolving Credit Facility was based on LIBOR plus 1.00% or on an "alternate base rate" (which was the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%). After January 22, 2010, subject to certain exceptions, pricing under the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit rating. As of December 31, 2010 and for the period from January 22, 2010 through December 31, 2010, the effective LIBOR spread under the Revolving Credit Facility was 3.00%. As of December 31, 2010, the one, two, three and six month LIBOR was 0.26%, 0.28%, 0.30% and 0.46%, respectively. As of December 31, 2009, the one, two, three and six month LIBOR was 0.23%, 0.24%, 0.25% and 0.43%, respectively.

              In addition to the stated interest expense on the Revolving Funding Facility, the Company is required to pay a commitment fee of 0.50% per annum on any unused portion of the Revolving Credit Facility and a letter of credit fee of 3.25% per annum on letters of credit issued, both of which are payable quarterly. In connection with the expansion and extension of the Revolving Credit Facility in January 2010, we paid arrangement fees totaling approximately $15,600.

              With certain exceptions, the Revolving Credit Facility is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the Revolving Funding Facility, those held as a part of the Debt Securitization, discussed below, and certain other investments). As of December 31, 2010, the Revolving Credit Facility was secured by 298 investments.

              The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Year Ended December 31,
	2010	2009	2008
Stated Interest Expense(1)	$10,370	$8,855	$17,610
Facility Fees	3,158	396	224
Amortization of Debt Issuance Costs	6,635	723	601

Total Interest and Credit Facility Fees Expense	$20,163	$9,974	$18,435

Cash Paid for Interest Expense(1)	$10,301	$9,758	$18,787
Average Stated Interest Rate(1)	4.3%	2.1%	4.2%
Average Outstanding Balance	$244,254	$410,947	$422,614

(1)
The stated interest expense, cash paid for interest expense and average stated interest rate reflect the impact of the interest rate swap agreement entered into by the Company in October 2008 and terminated in December 2010 whereby the Company paid a fixed interest rate of 2.985% and received a floating rate based on the prevailing three-month LIBOR. See Note 6 for more information on the interest rate swap agreement.

              With certain exceptions, the Revolving Credit Facility is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the Revolving Funding Facility, those held as a part of the Debt Securitization, discussed below and certain other investments). As of December 31, 2010, the Revolving Credit Facility was secured by 298 investments.

              The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. As of December 31, 2010, the Company had $7,281 in standby letters of credit issued through the Revolving Credit Facility. As of December 31, 2009, the Company had $24,000 in standby letters of credit issued through the Revolving Credit Facility.

    Debt Securitization

              In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by our wholly owned subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), the Company completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 aggregate principal amount of asset-backed notes (including an aggregate amount of up to $50,000 of revolving notes, $22,107 of which was drawn down as of December 31, 2010) (the "CLO Notes") to third parties that are secured by a pool of middle-market loans that were purchased or originated by the Company. The Company initially retained approximately $86,000 of aggregate principal amount of certain "BBB" and non-rated securities in the Debt Securitization. The CLO Notes are included in the consolidated balance sheet.

              During the year ended December 31, 2010, we repaid $39,996, $26,665 and $51,795 of the Class A-1-A, Class A-1A-VFN and Class A-2A Notes, respectively. During the year ended December 31, 2009, we repurchased, in several open market transactions, $34,790 of CLO Notes consisting of $14,000 of Class B Notes and $20,790 of Class C Notes for a total purchase price of $8,247. As a result of these purchases, we recognized a $26,543 gain on the extinguishment of debt during the year ended December 31, 2009. As of December 31, 2010, we held an aggregate principal amount of $120,790 of CLO Notes (the "Retained Notes") in total. The CLO Notes mature on December 20, 2019, and, as of December 31, 2010, there was $155,297 outstanding under the Debt Securitization (excluding the Retained Notes).

              During the first five years from the closing date, principal collections received on the underlying collateral may be used to purchase new collateral, allowing us to maintain the initial leverage in the securitization for the entire five-year period. This reinvestment period ends on June 21, 2011.

              The Class A-1A VFN Notes are a revolving class of secured notes and allow us to borrow and repay AAA/Aaa financing over the initial five-year period thereby providing more efficiency in funding costs. All of the notes are secured by the assets of ARCC Commercial Loan Trust 2006, including commercial loans totaling $308,100 as of the closing date, which were sold to the trust by the Company, the originator and servicer of the assets. As of December 31, 2010, there were 42 investments securing the CLO Notes. Additional commercial loans have been purchased by the trust from the Company primarily using the proceeds from the Class A-1A VFN Notes as well as proceeds from loan repayments. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. Under the terms of the securitization, up to 15% of the collateral may be subordinated loans that are neither first nor second lien loans.

              The classes, amounts and interest rates (expressed as a spread to LIBOR) of the CLO Notes as of December 31, 2010 and 2009 are as follows:

	2010		2009
Class	Amount (millions)	LIBOR Spread (basis points)	Amount (millions)	LIBOR Spread (basis points)
A-1A	$33,161	25	$73,157	25
A-1A VFN(1)	22,107	28	48,772	28
A-1B	14,000	37	14,000	37
A-2A	20,819	22	72,614	22
A-2B	33,000	35	33,000	35
B	9,000	43	9,000	43
C	23,210	70	23,210	70

Total	$155,297		$273,753

(1)
Revolving Notes, in an aggregate amount of up to $50,000.

              The interest charged under the Debt Securitization is based on 3-month LIBOR, which as of December 31, 2010 was 0.30% and as of December 31, 2009 was 0.25%. The blended pricing of the CLO Notes, excluding fees, at December 31, 2010, was approximately 3-month LIBOR plus 36 basis points.

              The Company is also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes through June 21, 2011.

              The components of interest and credit facility fees expense, cash paid for interest expense, average interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Debt Securitization are as follows:

	For the Year Ended December 31,
	2010	2009	2008
Stated Interest Expense	$1,534	$3,568	$11,556
Facility Fees	21	—	—
Amortization of Debt Issuance Costs	358	354	350

Total Interest and Credit Facility Fees Expense	$1,913	$3,922	$11,906

Cash Paid for Interest Expense	$1,536	$3,704	$11,881
Average Stated Interest Rate	0.7%	1.3%	3.7%
Average Outstanding Balance	$228,252	$282,856	$314,000

    Unsecured Notes Payable

    Allied Unsecured Notes

              As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including Allied Capital's unsecured notes which consisted of 6.625% Notes due on July 15, 2011 (the "2011 Notes"), 6.000% Notes due on April 1, 2012 (the "2012 Notes") and 6.875% Notes due on April 15, 2047 (the "2047 Notes" and, together with the 2011 Notes and the 2012 Notes, the "Allied Unsecured Notes").

              As of December 31, 2010, the Company had the following outstanding Allied Unsecured Notes:

	Outstanding Principal	Carrying Value(1)
2011 Notes	$300,584	$296,258
2012 Notes	161,210	158,108
2047 Notes	230,000	180,795

Total	$691,794	$635,161

(1)
Represents the principal amount of the Allied Unsecured Notes less the unaccreted discount initially recorded as a part of the Allied Acquisition

              The 2011 Notes bear interest at a rate of 6.625% and mature on July 15, 2011. The 2012 Notes bear interest at a rate of 6.000% and mature on April 1, 2012. The 2011 Notes and 2012 Notes require payment of interest semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes (see Note 19).

              The 2047 Notes bear interest at a rate of 6.875% and mature on April 15, 2047. The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time on or after April 15, 2012, at a par redemption price of $25 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as stipulated in the notes. For the year ended December 31, 2010, the Company incurred $35,314 of stated interest expense in connection with the Allied Unsecured Notes, respectively, and the cash paid for interest on the Allied Unsecured Notes was $34,056. In accordance with ASC 805-10, the initial carrying value of the Allied Unsecured Notes was equal to the fair value as of April 1, 2010 resulting in an initial unaccreted discount from the principal value of the Allied Unsecured Notes of approximately $65,800. For the year ended December 31, 2010, we recorded $8,201 of accretion expense related to this discount which was included in "interest and credit facility fees" in the accompanying statement of operations.

              The Company may purchase the Allied Unsecured Notes in the market to the extent permitted by the Investment Company Act. During the year ended December 31, 2010, the Company purchased $19,350 principal amount of the 2011 Notes and $34,400 principal amount of the 2012 Notes. As a result of these transactions, the Company recognized a realized loss of $1,961 during the year ended December 31, 2010.

    2040 Notes

              On October 21, 2010, we issued $200,000 of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes may be redeemed in whole or in part at our option at any time or from time to time on or after October 15, 2015, at a par redemption price of $25 per security plus accrued and unpaid interest. The 2040 Notes bear interest at a rate of 7.75% per annum, payable quarterly commencing on January 15, 2011, and all principal is due upon maturity. Total proceeds from the issuance of the 2040 Notes, net of underwriters' discount and offering costs, were approximately $193,000. For the year ended December 31, 2010, the Company incurred $3,014 of interest expense on the 2047 Notes and no cash was paid for interest. Also for the year ended December 31, 2010, the Company incurred $44 in amortization of debt issuance costs related to the 2040 Notes.

              The Allied Unsecured Notes and the 2040 Notes contain certain covenants, including covenants requiring Ares Capital to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions. The Company continues to be in material compliance with all of the limitations and requirements of the Allied Unsecured Notes and the 2040 Notes.

6.     DERIVATIVE INSTRUMENTS

              In October 2008, we entered into an interest rate swap agreement that terminated on December 20, 2010 to mitigate our exposure to adverse fluctuations in interest rates for a total notional amount of $75,000. Under the interest rate swap agreement, we paid a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR. For the years ended December 31, 2010, 2009 and 2008, we recognized $1,741, $423 and $(2,164), in unrealized appreciation (depreciation) related to this swap agreement. As of December 31, 2009, this swap agreement had a fair value of $(1,741), which is included in the "accounts payable and other liabilities" in the accompanying consolidated balance sheet. Upon termination of this swap agreement in 2010, no realized gain or loss was recognized.

7.     COMMITMENTS AND CONTINGENCIES

    Portfolio Company Commitments

              The Company has various commitments to fund investments in its portfolio, including commitments to fund revolving senior and subordinated loans, subordinated notes in the SSLP, and private equity investment partnerships.

              As of December 31, 2010 and 2009, the Company had the following commitments to fund various revolving senior secured and subordinated loans:

	As of December 31,
	2010	2009
Total revolving commitments	$260,691	$136,800
Less: funded commitments	(59,980)	(37,200)

Total unfunded commitments	200,711	99,600
Less: commitments substantially at discretion of the Company	(19,922)	(4,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(6,738)	(16,200)

Total net adjusted unfunded revolving commitments	$174,051	$79,400

              Of the total net adjusted unfunded commitments as of December 31, 2010, $33,837 are from commitments for investments acquired as part of the Allied Acquisition. Also, as of December 31, 2010, $147,341 of the total revolving commitments extend beyond the maturity date for our Revolving Credit Facility. Included within the total revolving commitments as of December 31, 2010 are commitments to issue up to $10,900 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of December 31, 2010, the Company had $8,600 in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $100 expire in February 2011, $100 expire in April 2011, $2,300 expire in September 2011, $200 expire in December 2011, $900 expire in January 2012, and $5,000 expire in December 2012.

              As of December 31, 2010 and 2009, the Company had the following commitments to fund subordinated notes in the SSLP:

	As of December 31,
	2010	2009
Total SSLP commitments	$975,000	$525,000
Less: funded SSLP commitments	(564,000)	(184,000)

Total unfunded SSLP commitments	411,000	341,000
Less: SSLP commitments substantially at discretion of the Company(1)	(411,000)	(341,000)

Total net adjusted unfunded SSLP commitments	$—	$—

(1)
Investments made by the SSLP must be approved by both GE Commercial Finance Investment Advisory Services LLC ("GE") and the Company.

              See Notes 4 and 14 for more information on the Company's commitment to the SSLP.

              As of December 31, 2010 and 2009, the Company was subject to subscription agreements to fund equity investments in private equity investment partnerships:

	As of December 31,
	2010	2009
Total private equity commitments	$537,600	$428,300
Less: funded private equity commitments	(104,300)	(12,900)

Total unfunded private equity commitments	433,300	415,400
Less: private equity commitments substantially at discretion of the Company	(400,400)	(391,900)

Total net adjusted unfunded private equity commitments	$32,900	$23,500

              Of the total net adjusted unfunded private equity commitments as of December 31, 2010, $11,500 are for investments acquired as part of the Allied Acquisition.

              In the ordinary course of business, Allied Capital had issued guarantees on behalf of certain portfolio companies. Under these arrangements, payments would be required to be made to third parties if the portfolio companies were to default on their related payment. As part of the Allied Acquisition, the Company assumed such outstanding guarantees or similar obligations. As a result, as of December 31, 2010, the Company had outstanding guarantees or similar obligations totaling $800.

              As of December 31, 2010, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of December 31, 2010, there are no known issues or claims with respect to this performance guaranty.

    Lease Commitments

              The Company is obligated under a number of operating leases for office spaces with terms ranging from less than one year to more than 15 years. Rent expense for the years ended December 31, 2010, 2009 and 2008 was $5,167, $1,803 and $1,426 respectively.

              The following table shows future minimum payments under the Company's operating leases:

For the year ending December 31,	Amount
2011	$4,918
2012	6,852
2013	7,007
2014	6,567
2015	5,208
Thereafter	54,133

Total	$84,685

              For certain of its operating leases, the Company has entered into subleases including ones with Ares Management and Ivy Hill Asset Management, L.P. ("IHAM") (see Note 13).

              The following table shows future expected rental payments to be received under the Company's subleases:

For the year ending December 31,	Amount
2011	$1,806
2012	2,389
2013	2,411
2014	2,200
2015	1,567
Thereafter	17,738

Total	$28,111

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

              Effective January 1, 2008, the Company adopted ASC 825-10 (previously SFAS No. 159, the Fair Value Option for Financial Assets and Liabilities), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 8 25-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

              Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

              In addition to using the above inputs in investment valuations, we continue to employ the net asset valuation policy approved by our board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of the investments must typically be determined using unobservable inputs.

              Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses reflected in the valuations currently assigned.

              The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2010:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$100,752	$100,752	$—	$—
Investments	$4,317,990	$—	$5,333	$4,312,657

              The following tables present changes in investments that use Level 3 inputs for the year ended December 31, 2010:

For the Year Ended December 31, 2010
Balance as of December 31, 2009	$2,166,687
Net unrealized gains	272,940
Net purchases, sales or redemptions (including investments acquired as part of the Allied Acquisition)	1,873,030
Net transfers in and/or out of Level 3	—

Balance as of December 31, 2010	$4,312,657

              As of December 31, 2010, the net unrealized gain on the investments that use Level 3 inputs was $29,735.

              The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2009:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$99,227	$99,227	$—	$—
Investments	$2,171,814	$—	$5,127	$2,166,687

              The following tables present changes in investments that use Level 3 inputs for the year ended December 31, 2009:

For the Year Ended December 31, 2009
Balance as of December 31, 2008	$1,862,462
Net unrealized gains	41,229
Net purchases, sales or redemptions	164,105
Net transfers in and/or out of Level 3	98,891

Balance as of December 31, 2009	$2,166,687

              As of December 31, 2009, the net unrealized loss on the investments that use Level 3 inputs was $198,895.

              Following are the carrying and fair values of our debt instruments as of December 31, 2010 and December 31, 2009. Fair value is estimated by discounting remaining payment using applicable current market rates which take into account changes in the Company's marketplace credit ratings or market quotes, if available.

	December 31, 2010			December 31, 2009
	Carrying Value(1)		Fair Value	Carrying Value(1)	Fair Value
Revolving Funding Facility	$242,050		$242,000	$221,569	$226,000
Revolving Credit Facility	146,000		146,000	474,144	447,000
Debt Securitization	155,297		133,000	273,752	217,000
2011 Notes (principal amount outstanding of $300,584)	296,258	(2)	297,290	—	—
2012 Notes (principal amount outstanding of $161,210)	158,108	(2)	164,595	—	—
2040 Notes (principal amount outstanding of $200,000)	200,000		184,986	—	—
2047 Notes (principal amount outstanding of $230,000)	180,795	(2)	197,314	—	—

	$1,378,508	(3)	$1,365,185	$969,465	$890,000

(1)
Except for the Allied Unsecured Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition.

(3)
Total principal amount of debt outstanding totaled $1,435,141.

9.     STOCKHOLDERS' EQUITY

              The following table summarizes the total shares issued and proceeds received in public offerings of the Company's common stock net of underwriter and offering costs for the years ended December 31, 2010, 2009 and 2008:

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
2010
November 2010 public offering	11,500	$16.50	$180,642
February 2010 public offering	22,958	$12.75	$277,207

Total for the year ended December 31, 2010	34,458		$457,849
2009
August 2009 public offering	12,440	$9.25	$109,086

Total for the year ended December 31, 2009	12,440		$109,086
2008
April 2008 public offering	24,228	$11.00	$259,801

Total for the year ended December 31, 2008	24,228		$259,801

              For the years ended December 31, 2010, 2009 and 2008, the Company incurred approximately $1,440, $806 and $1,414 in offering costs, respectively.

              In connection with the Allied Acquisition, on April 1, 2010, the Company issued 58,493 shares valued at approximately $872,727.

              In November 2010, the Company completed a public add-on equity offering (the "November Add-on Offering") of 11,500 shares of common stock (including 1,500 shares purchased pursuant to the underwriters' over-allotment option) at a price of $16.50 per share, less an underwriting discount totaling approximately $0.7425 per share. Total proceeds received from the November Add-on Offering, net of underwriters' discount and offering costs, were approximately $180,642.

              In February 2010, the Company completed a public add-on equity offering (the "February Add-on Offering") of approximately 22,958 shares of common stock (including approximately 1,958 shares purchased pursuant to the partial exercise by the underwriters of their over-allotment option) at a price of $12.75 per share, less an underwriting discount totaling approximately $0.6375 per share. Total proceeds received from the February Add-on Offering, net of underwriters' discount and offering costs, were approximately $277,207.

              In August 2009, the Company completed a public add-on equity offering (the "August Add-on Offering") of approximately 12,440 shares of common stock (including approximately 1,440 shares purchased pursuant to the underwriters' over-allotment option) at a price of $9.25 per share, less an underwriting discount totaling approximately $0.42 per share. The shares were offered at a discount from the then most recently determined net asset value per share of $11.21 pursuant to authority granted by our common stockholders at the annual meeting of stockholders held on May 4, 2009. Total proceeds received from the August Add-on Offering, net of underwriters' discount and offering costs, were approximately $109,086.

              In April 2008, the Company completed a transferable rights offering, issuing approximately 24,228 shares at a subscription price of $11.0016 per share, less dealer manager fees of $0.22 per share. Net proceeds after deducting the dealer manager fees and estimated offering expenses were approximately $259,801. Ares Investments LLC, an affiliate of our investment adviser, purchased 1,553 shares in the rights offering.

10.     EARNINGS PER SHARE

              The following information sets forth the computations of basic and diluted net increase (decrease) in stockholders' equity resulting from operations per share for the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008
Net increase (decrease) in stockholders' equity resulting from operations available to common stockholders:	$691,834	$202,693	$(139,455)
Weighted average shares of common stock outstanding—basic and diluted:	176,732	101,720	89,666
Basic and diluted net increase (decrease) in stockholders' equity resulting from operations per share:	$3.91	$1.99	$(1.56)

              In accordance with ASC 260-10 (previously SFAS No, 128, Earnings per Share), the weighted average shares of common stock outstanding used in computing basic and diluted net decrease in stockholders' equity resulting from operations per share for the year ended December 31, 2008 has been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that we issued to stockholders of record as of March 24, 2008 in connection with a transferable rights offering.

11.     INCOME AND EXCISE TAXES

              For income tax purposes, dividends and distributions paid to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. Dividends or distributions paid per common share for the years ended December 31, 2010, 2009 and 2008 were taxable as follows (unaudited):

	For the years ended December 31,
	2010	2009	2008
Ordinary income(1)(2)	$1.40	$1.36	$1.60
Capital gains	—	—	0.08
Return of capital	—	0.11	—

Total	$1.40	$1.47	$1.68

(1)
For the years ended December 31, 2010, 2009 and 2008, ordinary income included dividend income of approximately $0.0164, $0.0107 and $0.0184, per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate.

(2)
For certain eligible corporate shareholders, dividends eligible for the dividend received deduction for 2010, 2009 and 2008, was approximately $0.0164, $0.0107 and $0.0184, per share, respectively.

              The following reconciles net increase (decrease) in stockholders' equity resulting from operations to taxable income for the years ended December 31, 2010, 2009, and 2008:

	For the years ended December 31,
	2010	2009	2008
	(Estimated)(1)
Net increase (decrease) in stockholders' equity resulting from operations	$691,834	$202,693	$(139,455)
Adjustments:
Net unrealized (gain) loss on investments	(230,743)	(88,707)	272,818
Items related to the Allied Acquisition:
Gain on the Allied Acquisition	(195,876)	—	—
Other merger-related items	(4,463)	—	—
Other income not currently taxable	(36,486)	(21,310)	(7,136)
Other income for tax but not book	64,404	51,218	6,307
Expenses not currently deductible	29,200	10,545	29,921
Other deductible expenses	(786)	(29,636)	(3,561)
Other realized gain/loss differences	(2,778)	—	—

Taxable income	$314,306	$124,803	$158,894

(1)
2010 taxable income is an estimate and will not be finally determined until the 2010 tax return is filed in 2011.

              Taxable income generally differs from net increase (decrease) in stockholders' equity resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. Additionally, on April 1, 2010, the Company acquired Allied Capital in a tax free exchange and recorded a book gain of $195,876, which is not a realized event for tax purposes. Similarly, there were certain merger-related items that vary in their deductibility for GAAP and tax.

              Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of December 31, 2009, the Company had a capital loss carryforward of $37 million. In addition, Allied Capital had a capital loss carryforward of $111 million as of the merger date. As of December 31, 2010, the Company estimates that it will have a capital loss carryforward of approximately $148 million available for use in later tax years. Because of the loss limitation rules of the Code, some of the tax basis losses may be limited in their use. The unused balance will be carried forward and utilized as gains are realized, subject to such limitations. In addition to the capital loss carryforwards, the Company realized net losses of approximately $0.2 billion from the Allied portfolio for the year ended December 31, 2010, however, these losses have not yet been deducted for tax purposes as their deductibility in 2010 was limited by the Code.

              For 2010, the Company had taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company has elected to carry forward the excess for distribution to shareholders in 2011. The amount carried forward to 2011 is estimated to be $62,000, although this amount will not be finalized until the 2010 tax returns are filed in 2011. We have accrued $2,229 of federal excise tax related to this carried over amount for the year ended December 31, 2010. For the years ended December 31, 2009 and 2008, a net benefit of $30 and a net expense of $100, respectively, were recorded for U.S. federal excise tax.

              As of December 31, 2010, the cost basis of investments for tax purposes was $5.4 billion resulting in estimated gross unrealized gains and losses of $300 million and $1.4 billion, respectively. As of December 31, 2010, the cost of investments for tax purposes was greater than the amortized cost of investments for book purposes of $4.3 billion, primarily as a result of the Allied Acquisition. The Allied Acquisition qualified as a tax free exchange, which resulted in the acquired assets retaining Allied Capital's cost basis at the merger date. As of December 31, 2009, the cost of investments for tax purposes was $2.4 billion resulting in gross unrealized gains and losses of $0.1 billion and $0.3 billion, respectively.

              In general, the Company may make certain adjustments to the classification of stockholders' equity as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. During the year ended December 31, 2010, as a result of these permanent book-to-tax differences, including the nontaxability of the book gain on the Allied Acquisition and the nondeductibility of certain merger-related expenses, the Company increased accumulated undistributed net investment income by $22,001, increased accumulated net realized loss on sale of investments by $383,856 and increased capital in excess of par value by $361,855. During the year ended December 31, 2009, the Company increased accumulated undistributed net investment income by $5,584, decreased accumulated net realized loss on sale of investments by $13,014 and decreased capital in excess of par value by $18,598. During the year ended December 31, 2008, the Company increased accumulated undistributed net investment income by $3,464, increased accumulated net realized loss on sale of investments by $124 and decreased capital in excess of par value by $3,340. Aggregate stockholders' equity was not affected by these reclassifications.

              Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes. For the year ended December 31, 2010, we recorded a tax expense of $3,163 for these subsidiaries. For the year ended December 31, 2009 and 2008 we recorded a tax expense of approximately $600 and $100, respectively, for these subsidiaries.

12.     DIVIDENDS AND DISTRIBUTIONS

              The following table summarizes our dividends declared for the years ended December 31, 2010, 2009 and 2008:

Date declared	Record date	Payment date	Per share amount	Total amount
November 4, 2010	December 15, 2010	December 31, 2010	$0.35	$71,423
August 5, 2010	September 15, 2010	September 30, 2010	$0.35	67,266
May 10, 2010	June 15, 2010	June 30, 2010	$0.35	67,091
February 25, 2010	March 15, 2010	March 31, 2010	$0.35	46,516

Total declared for 2010			$1.40	$252,296

November 5, 2009	December 15, 2009	December 31, 2009	$0.35	$39,630
August 6, 2009	September 15, 2009	September 30, 2009	$0.35	38,357
May 7, 2009	June 15, 2009	June 30, 2009	$0.35	34,004
March 2, 2009	March 16, 2009	March 31, 2009	$0.42	40,804

Total declared for 2009			$1.47	$152,795

November 6, 2008	December 15, 2008	January 2, 2009	$0.42	$40,803
August 7, 2008	September 15, 2008	September 30, 2008	$0.42	40,804
May 8, 2008	June 16, 2008	June 30, 2008	$0.42	40,805
February 28, 2008	March 17, 2008	March 31, 2008	$0.42	30,528

Total declared for 2008			$1.68	$152,940

              The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to closing price on the record date. Dividend reinvestment plan activity for the years ended December 31, 2010, 2009, and 2008, was as follows:

	2010	2009	2008
Shares issued	1,523	352	241
Average price per share	$14.79	$11.43	$12.12
Shares purchased by plan agent for shareholders	—	1,629	1,277
Average price per share	—	$6.85	$9.27

13.     RELATED PARTY TRANSACTIONS

              In accordance with the investment advisory and management agreement, we bear all costs and expenses of the operation of the Company and reimburse our investment adviser for certain of such costs and expenses incurred in the operation of the Company. For the years ended December 31, 2010, 2009 and 2008 our investment adviser incurred such expenses for which it was reimbursed by the Company totaling $3,264, $2,461 and $2,292, respectively. As of December 31, 2010, $341 was unpaid and such payable is included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

              We rented office space directly from a third party pursuant to a lease that expired on February 27, 2011. In connection with such leases, we entered into a sublease agreement with Ares Management whereby Ares Management subleased approximately 25% of such office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. For the years ended December 31, 2010, 2009 and 2008, such amounts payable to the Company totaled $253, $652 and $253, respectively.

              We recently entered into a new office lease that will expire in February 2026 pursuant to which we will lease new office facilities from a third party, and start to pay rent on the new office space in May 2011. We also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM will sublease approximately 15% and 20%, respectively, of the new office space for a fixed rent equal to 15% and 20%, respectively, of the base annual rent payable by us under the new office lease, plus certain additional costs and expenses.

              As of December 31, 2010, Ares Investments, an affiliate of Ares Management, (the sole member of our investment adviser) owned approximately 2.9 million shares of the Company's common stock representing approximately 1.40% of the total shares outstanding as of December 31, 2010.

              See Notes 3 and 14 for descriptions of other related party transactions.

14.     IVY HILL ASSET MANAGEMENT, L.P. AND OTHER MANAGED FUNDS

    Ivy Hill Asset Management, L.P.

              In November 2007, the Company established IHAM to serve as a manager for a middle-market credit fund, Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"), an unconsolidated investment vehicle focusing on investments in middle-market loans. From inception until the second quarter of 2009, IHAM's financial results were consolidated with those of the Company. In June 2009, because of a shift in activity from being primarily a manager, with no dedicated employees, of funds in which the Company has invested debt and equity, to a manager with individuals dedicated to managing an increasing number of third party funds, the Company concluded that GAAP requires the financial results of IHAM to be reported as a portfolio company in the schedule of investments rather than as a consolidated subsidiary in the Company's financial results. The Company made an initial equity investment of $3,816 into IHAM in June 2009. As of December 31, 2010, the total investment in IHAM at fair value was $136,235, including an unrealized gain of $32,777. As of December 31, 2009, the total investment in IHAM at fair value was $48,321, including an unrealized gain of $11,145. For the years ended December 31, 2010 and 2009, the Company received distributions from IHAM of $12,154 and $3,120, respectively. The distributions for the year ended December 31, 2010 and 2009 included dividend income of $7,320 and $2,390, respectively.

              For the years ended December 31, 2009 and 2008, the Company earned $900 and $1,482, respectively, in management fees from IHAM's management of Ivy Hill I prior to IHAM's conversion to a portfolio company in June 2009. Ivy Hill I primarily invests in first and second lien bank debt of middle-market companies. Ivy Hill I was initially funded with $404,000 of capital including a $56,000 investment by the Company, consisting of $40,000 of Class B notes and $16,000 of subordinated notes. For the years ended December 31, 2010, 2009 and 2008, the Company earned $6,859, $5,742 and $5,427, respectively, from its investments in Ivy Hill I.

              Ivy Hill I purchased investments from the Company of $12,000, $18,000 and $68,000 during the years ended December 31, 2010, 2009 and 2008, respectively, and may from time to time purchase additional investments from the Company. Any such purchases require approval by third parties unaffiliated with the Company or IHAM. There was no realized gain or loss recognized by the Company on these transactions.

              In November 2008, the Company established a second middle-market credit fund, Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II" and, together with Ivy Hill I and Ivy Hill SDF (as defined below), the "Ivy Hill Funds"), which is also managed by IHAM. Ivy Hill II purchased $86,500 and $28,000 of investments from the Company during the years, ended December 31, 2010 and 2009, respectively, and may from time to time purchase additional investments from the Company. Any such purchases require approval by third parties unaffiliated with the Company or IHAM. A realized loss of $1,218 and $1,388 was recorded on these transactions for the years ended December 31, 2010 and 2009, respectively. For the year ended December 31, 2009, the Company earned $365 in management fees from IHAM's management of Ivy Hill II prior to IHAM's conversion to a portfolio company in June 2009.

              In December 2009, the Company made an additional cash investment of approximately $33,000 in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and interests in, the Allied Capital Senior Debt Fund, L.P. (now referred to as Ivy Hill Senior Debt Fund, L.P. or the "Ivy Hill SDF"). In October 2010, the Company made an additional cash investment of approximately $4,000 in IHAM to facilitate IHAM's acquisition of an equity interest in Ivy Hill SDF.

              In March 2010, the Company made an additional cash investment of approximately $48,000 in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and equity interests in, the Knightsbridge CLO 2007-1, Ltd. and Knightsbridge CLO 2008-1, Ltd. (the "Knightsbridge Funds"). At the time, the Company also acquired from Allied Capital certain debt investments of the Knightsbridge Funds for approximately $52,000. The Knightsbridge Funds purchased $8,800 of investments from the Company during the year ended December 31, 2010. A realized loss of $31 was recognized by the Company on these transactions.

              As part of the Allied Acquisition, the Company acquired, through the Company's wholly owned subsidiary, A.C. Corporation, the management rights for three unconsolidated loan funds: Emporia Preferred Funding I, Ltd., Emporia Preferred Funding II, Ltd. and Emporia Preferred Funding III, Ltd. (collectively, the "Emporia Funds"). In November 2010, the Company made an additional cash investment of $7,900 in IHAM, which IHAM then used to purchase these management rights and related receivables from A.C. Corporation for $7,900, which represented the fair value of those management rights as of the date of the sale. A realized gain of $5,882 was recognized on this transaction. In August 2010, the Company made an additional cash investment of approximately $8,000 in IHAM to facilitate IHAM's acquisition of an equity interest in Emporia Preferred Funding III, Ltd. The Emporia Funds purchased $4,600 of investments from the Company during the year ended December 31, 2010. A realized loss of $46 was recognized by the Company on these transactions

              In addition to the Ivy Hill Funds and the Knightsbridge Funds, IHAM also serves as the sub-adviser/sub-manager to six other funds: CoLTS 2005-1 Ltd., CoLTS 2005-2 Ltd., CoLTS 2007-1 Ltd. (collectively, the "CoLTS Funds") and FirstLight Funding I, Ltd., which is affiliated with the Company's portfolio company, Firstlight Financial Corporation, Ares Private Debt Strategies Fund II, L.P. and Ares Private Debt Strategies Fund III, L.P. The CoLTs Funds purchased $1,200 of investments from the Company during the year ended December 31, 2010. A realized loss of $12 was recognized by the Company on these transactions. The funds managed by IHAM may, from time to time, buy additional loans from the Company.

              Beginning in November 2008, IHAM was party to a separate services agreement, referred to herein as the "services agreement," with Ares Capital Management. Pursuant to the services agreement, Ares Capital Management provided IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of investment professionals and others to perform investment advisory, research and related services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the services agreement, IHAM reimbursed Ares Capital Management for all of the actual costs associated with such services, including Ares Capital Management's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the services agreement. The services agreement was terminated effective June 30, 2010 and replaced with a different services agreement with similar terms between IHAM and the Company's administrator. Prior to IHAM's conversion to a portfolio company in June 2009, for the years ended December 31, 2009 and 2008, IHAM incurred such expenses payable to Ares Capital Management of $538 and $244, respectively.

    SSLP

              In October 2009, the Company completed the acquisition of the SSLP Certificates for $165,000. At December 31, 2010, the Company's investment in the SSLP was $561,674 at fair value, including an unrealized gain of $24,235. The SSLP was formed in December 2007 to invest in "stretch senior" or "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies and currently has approximately $5.1 billion of total committed capital under management, approximately $2.5 billion in aggregate principal amount of which was funded at December 31, 2010. At December 31, 2010, the Company's total commitment to the SSLP was $975,000, of which $410,633 was unfunded. The SSLP is capitalized as transactions are completed. Together with GE Commercial Finance Investment Advisory Services LLC ("GE"), the Company and GE serve as co-managers of the SSLP and both investment and portfolio management decisions made by the SSLP must be approved by both the Company and GE. The Company's investment entitles it to a coupon of LIBOR plus 8.0% and also to receive a portion of the excess cash flow from the loan portfolio, which may result in a return greater than the contractual coupon. The Company is also entitled to certain other sourcing and management fees in connection with the SSLP. See Note 4 for additional information on the Company's investment in the SSLP.

    Other Managed Funds

              Also as part of the Allied Acquisition, the Company acquired the management rights for an unconsolidated fund, the AGILE Fund I, LLC, which had $68.1 million of total committed capital under management as of December 31, 2010. The Company's investment in AGILE Fund I, LLC was $217 at fair value, including an unrealized loss of $47 as of December 31, 2010.

15.     FINANCIAL HIGHLIGHTS

              The following is a schedule of financial highlights as of and for the years ended December 31, 2010, 2009 and 2008:

Per Share Data:	As of and for the year ended December 31, 2010	As of and for the year ended December 31, 2009	As of and for the year ended December 31, 2008
Net asset value, beginning of period(1)	$11.44	$11.27	$15.47
Issuance of common stock	0.95	(0.35)	(0.96)
Net investment income for period(2)	1.23	1.32	1.42
Gain on the Allied Acquisition	1.11	—	—
Net realized and unrealized gains (loss) for period(2)	1.59	0.67	(2.98)

Net increase (decrease) in stockholders' equity	4.88	1.64	(1.56)
Distributions from net investment income	(1.40)	(1.35)	(1.58)
Distributions from net realized gains	—	(0.12)	(0.10)

Total distributions to stockholders	(1.40)	(1.47)	(1.68)

Net asset value at end of period(1)	$14.92	$11.44	$11.27

Per share market value at end of period	$16.48	$12.45	$6.33
Total return based on market value(3)	43.61%	119.91%	(45.25)%
Total return based on net asset value(4)	31.61%	17.84%	(11.17)%
Shares outstanding at end of period	204,419	109,945	97,153
Ratio/Supplemental Data:
Net assets at end of period	$3,050,533	$1,257,888	$1,094,879
Ratio of operating expenses to average net assets(5)(6)	11.02%	9.78%	9.09%
Ratio of net investment income to average net assets(5)(7)	9.07%	11.72%	10.22%
Portfolio turnover rate(5)	45%	26%	24%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the year ended December 31, 2010, the total return based on market value for the year ended December 31, 2010 equals the increase of the ending market value at December 31, 2010 of $16.48 per share over the ending market value at December 31, 2009 of $12.45 per share plus the declared dividends of $1.40 per share for the year ended December 31, 2010, divided by the market value at December 31, 2009. For the year ended December 31, 2009, the total return based on market value for the year ended December 31, 2009 equals the increase of the ending market value at December 31, 2009 of $12.45 per share over the ending market value at December 31, 2008 of $6.33 per share plus the declared dividends of $1.47 per share for the year ended December 31, 2009, divided by the market value at December 31, 2008. For the year ended December 31, 2008, the total return based on market value for the year ended December 31, 2008 equals the decrease of the ending market value at December 31, 2008 of $6.33 per share from the ending market value at December 31, 2007 of $14.63 per share plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the market value at December 31, 2007. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the year ended December 31, 2010, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.40 per share for the year ended December 31, 2010 divided by the beginning net asset value for the period. For the year ended December 31, 2009, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.47 per share for the year ended December 31, 2009 divided by the beginning net asset value for the period. For the year ended December 31, 2008, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.68 per share for the year ended December 31, 2008 divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the year ended December 31, 2010, the ratio of operating expenses to average net assets consisted of 2.19% of base management fees, 3.23% of incentive management fees, 3.34% of the cost of borrowing and other operating expenses of 2.27%. For the year ended December 31, 2009, the ratio of operating expenses to average net assets consisted of 2.67% of base management fees, 2.93% of incentive management fees, 2.13% of the cost of borrowing and other operating expenses of 2.05%. For the year ended December 31, 2008, the ratio of operating expenses to average net assets consisted of 2.45% of base management fees, 2.55% of incentive management fees, 2.93% of the cost of borrowing and other operating expenses of 1.16%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

16.     SELECTED QUARTERLY DATA (Unaudited)

	2010
	Q4	Q3	Q2		Q1
Total investment income	$157,170	$138,126	$121,590		$66,510
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$99,323	$89,025	$64,514		$39,849
Incentive compensation	$35,973	$17,805	$14,973		$8,144
Net investment income before net realized and unrealized gain (losses)	$63,350	$71,220	$49,541		$31,705
Net realized and unrealized gains (losses)	$93,538	$57,157	$280,613	(1)	$44,710
Net increase in stockholders' equity resulting from operations	$156,888	$128,377	$330,154		$76,415
Basic and diluted earnings per common share	$0.79	$0.67	$1.73		$0.61
Net asset value per share as of the end of the quarter	$14.92	$14.43	$14.11		$11.78

(1)
Includes gain on the Allied Acquisition of $195,876.

	2009
	Q4	Q3	Q2	Q1
Total investment income	$69,264	$60,881	$59,111	$56,016
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$47,920	$41,133	$39,935	$37,750
Incentive compensation	$9,568	$8,227	$7,987	$7,550
Net investment income before net realized and unrealized gain (losses)	$38,352	$32,906	$31,948	$30,200
Net realized and unrealized gains (losses)	$31,278	$30,370	$2,805	$4,834
Net increase in stockholders' equity resulting from operations	$69,630	$63,276	$34,753	$35,034
Basic and diluted earnings per common share	$0.64	$0.62	$0.36	$0.36
Net asset value per share as of the end of the quarter	$11.44	$11.16	$11.21	$11.20

	2008
	Q4	Q3	Q2	Q1
Total investment income	$62,723	$62,067	$63,464	$52,207
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$40,173	$41,025	$45,076	$32,466
Incentive compensation	$8,035	$8,205	$9,015	$6,493
Net investment income before net realized and unrealized gain (losses)	$32,138	$32,820	$36,061	$25,973
Net realized and unrealized gains (losses)	$(142,638)	$(74,213)	$(32,789)	$(16,807)
Net (decrease) increase in stockholders' equity resulting from operations	$(110,500)	$(41,393)	$3,272	$9,166
Basic and diluted (loss) earnings per common share	$(1.14)	$(0.43)	$0.04	$0.12
Net asset value per share as of the end of the quarter	$11.27	$12.83	$13.67	$15.17

17.     ALLIED ACQUISITION

              On April 1, 2010, the Company completed the Allied Acquisition by acquiring the outstanding shares of Allied Capital in exchange for shares of our common stock in a transaction valued at approximately $908 million as of the closing date. Concurrently with the completion of the Allied Acquisition, we repaid in full the $137 million of remaining principal amounts outstanding on Allied Capital's $250 million senior secured term loan. We also assumed all of Allied Capital's other outstanding debt obligations, including approximately $745 million in aggregate principal amount outstanding of the Allied Unsecured Notes.

              Under the terms of the Allied Acquisition each Allied Capital stockholder received 0.325 shares of our common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.5 million shares of our common stock (including the effect of outstanding in-the money Allied Capital stock options) were issued to Allied Capital's then-existing stockholders, resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              The Allied Acquisition was accounted for in accordance with the acquisition method of accounting as detailed in ASC 805-10 (previously SFAS No. 141(R)), Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, if the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. Upon completion of our determination of the fair value of Allied Capital's identifiable net assets as of April 1, 2010, the fair value of such net assets exceeded the fair value of the consideration transferred, resulting in the recognition of a gain. The valuation of the investments acquired as part of the Allied Acquisition was done in accordance with Ares Capital's valuation policy (see Notes 2 and 8).

              Following is the allocation of the purchase price to the assets acquired and liabilities assumed as a result of the Allied Acquisition:

Common stock issued	$872,727
Payments to holders of "in-the-money" Allied Capital stock options	35,011 (1)

Total purchase price	$907,738

Assets acquired:
Investments	$1,833,766
Cash and cash equivalents	133,548
Other assets	80,078

Total assets acquired	2,047,392
Debt and other liabilities assumed	(943,778)

Net assets acquired	1,103,614

Gain on Allied Acquisition	(195,876)

$907,738

(1)
Represents cash payment for holders of any "in-the-money" Allied Capital stock options that elected to receive cash.

              The following pro forma condensed combined financial information does not purport to be indicative of actual financial position or results of our operations had the Allied Acquisition actually been consummated at the beginning of each period presented. Certain one-time charges have been eliminated. For year ended December 31, 2010, we recognized $19,833 in professional fees and other costs related to the Allied Acquisition. The pro forma adjustments reflecting the allocation of the purchase price of Allied Capital and the gain of $195,876 recognized on the Allied Acquisition have been eliminated from all periods presented. The pro forma condensed combined financial information does not reflect the potential impact of possible synergies and does not reflect any impact of additional accretion which would have been recognized on the transaction, except for that which was recorded after the transaction was consummated on April 1, 2010.

	Year Ended December 31,
	2010	2009
Total investment income	$537,488	$563,958
Net investment income	$238,982	$184,641
Net increase (decrease) in stockholders' equity resulting from operations	$479,979	$(323,133)
Net increase (decrease) in stockholders' equity resulting from operations per share	$2.51	$(2.02)

              Prior to the completion of the Allied Acquisition we purchased $340 million of assets from Allied Capital in arm's length transactions. Additionally, during the same period of time, IHAM purchased $69 million of assets from Allied Capital, also in arm's length transactions.

18.     LITIGATION

              The Company is party to certain lawsuits in the normal course of business. Allied Capital was also involved in various other legal proceedings that the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on Ares Capital in connection with the activities of its portfolio companies. While the outcome of any such open legal proceedings cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

19.     SUBSEQUENT EVENTS

              Management has evaluated subsequent events through the date of issuance of these consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in the financial statements as of the time they were initially filed in the Company's Form 10-K for the year ended December 31, 2010 or would be required to be recognized in the Consolidated Financial Statements as of and for the years ended December 31, 2010, except as disclosed below.

              On January 18, 2011, we and Ares Capital CP amended the Revolving Funding Facility to, among other things, provide for a three year reinvestment period until January 18, 2014 (with two one-year extension options, subject to our and the lenders' consent) and extend the stated maturity date to January 18, 2016 (with two one-year extension options, subject to our and the lenders consent).

              In January 2011, we issued an aggregate principal amount outstanding of $575,000 of unsecured convertible senior notes (the "2016 Convertible Notes") that mature on February 1, 2016 (the "Maturity Date"), unless previously converted or repurchased in accordance with their terms. The 2016 Convertible Notes bear interest at rate of 5.75% per year, payable semiannually. In certain circumstances, the 2016 Convertible Notes will be convertible into cash, shares of Ares Capital's common stock or a combination of cash and shares of Ares Capital's common stock, at Ares Capital's election, at an initial conversion rate of 52.2766 shares of common stock per one thousand dollar principal amount of the 2016 Convertible Notes, which is equivalent to an initial conversion price of approximately $19.13 per share of Ares Capital's common stock, subject to customary anti-dilution adjustments. The initial conversion price is approximately 17.5% above the $16.28 per share closing price of Ares Capital's common stock on January 19, 2011. Ares Capital will not have the right to redeem the 2016 Convertible Notes prior to maturity.

              The 2016 Convertible Notes are Ares Capital's senior unsecured obligations and rank senior in right of payment to Ares Capital's existing and future indebtedness that is expressly subordinated in right of payment to the 2016 Convertible Notes; equal in right of payment to Ares Capital's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of Ares Capital's secured indebtedness (including existing unsecured indebtedness that Ares Capital later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by Ares Capital's subsidiaries, financing vehicles or similar facilities.

              Prior to the close of business on the business day immediately preceding August 15, 2015, holders may convert their 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the 2016 Convertible Notes (the "Indenture"). On or after August 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their 2016 Convertible Notes at any time. Upon conversion, Ares Capital will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

              Ares Capital may not redeem the 2016 Convertible Notes prior to maturity. No sinking fund is provided for the 2016 Convertible Notes. In addition, if certain corporate events occur in respect of Ares Capital, holders of the 2016 Convertible Notes may require Ares Capital to repurchase for cash all or part of their 2016 Convertible Notes at a repurchase price equal to 100% of the principal amount of the 2016 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

              The Indenture contains certain covenants, including covenants requiring Ares Capital to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the 2016 Convertible Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Indenture.

              In accounting for the 2016 Convertible Notes, the Company estimated at the time of issuance that the values of the debt and equity components of the notes were approximately 93% and 7%, respectively. The original issue discount equal to the estimated equity component of 7% of the 2016 Convertible Notes will initially be recorded in "capital in excess of par value" in the balance sheet. As a result, the Company will record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 7.5%.

              On February 24, 2011 the Company notified the holders of our 2011 Notes that the Company was redeeming the $300,584 aggregate principal amount of our 2011 Notes remaining outstanding, together with a redemption premium, in accordance with the terms of the indenture governing the 2011 Notes. The Company expects the redemption to be completed on March 16, 2011.

              Effective as of February 25, 2011, the Company amended its charter to increase the number of shares of common stock we are authorized to issue from 300 million to 400 million.

              In February 2011, the Company sold certain collateralized loan obligations that were originally acquired as part of the Allied Acquisition. Total proceeds from these investments sold were $207,670 including a realized gain of $99,055.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of
	June 30, 2011	December 31, 2010
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliate investments	$2,564,369	$2,482,642
Non-controlled affiliate company investments	470,372	380,396
Controlled affiliate company investments	1,608,422	1,454,952

Total investments at fair value (amortized cost of $4,584,902 and $4,291,955, respectively)	4,643,163	4,317,990
Cash and cash equivalents	84,889	100,752
Receivable for open trades	26,492	8,876
Interest receivable	78,695	72,548
Other assets	78,292	62,380

Total assets	$4,911,531	$4,562,546

LIABILITIES
Debt	$1,620,142	$1,378,509
Management and incentive fees payable	89,883	52,397
Accounts payable and other liabilities	39,703	34,742
Interest and facility fees payable	25,579	21,763
Payable for open trades	1,943	24,602

Total liabilities	1,777,250	1,512,013
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 400,000 and 300,000 common shares authorized, respectively, 205,130 and 204,419 common shares issued and outstanding, respectively	205	204
Capital in excess of par value	3,271,594	3,205,326
Accumulated overdistributed net investment income	(62,960)	(11,336)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(132,819)	(169,696)
Net unrealized gain on investments and foreign currency transactions	58,261	26,035

Total stockholders' equity	3,134,281	3,050,533

Total liabilities and stockholders' equity	$4,911,531	$4,562,546

NET ASSETS PER SHARE	$15.28	$14.92

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the three months ended		For the six months ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest from investments	$60,435	$64,891	$122,242	$110,966
Capital structuring service fees	13,041	5,786	18,406	7,136
Dividend income	521	1,918	2,036	1,918
Management fees	474	2,347	628	2,675
Interest from cash & cash equivalents	41	17	94	28
Other income	880	1,759	2,116	2,554

Total investment income from non-controlled/non-affiliate company investments	75,392	76,718	145,522	125,277
From non-controlled affiliate company investments:
Interest from investments	8,759	15,375	18,891	19,995
Dividend income	1,255	88	3,631	191
Management fees	188	150	376	288
Other income	62	364	638	422

Total investment income from non-controlled affiliate company investments	10,264	15,977	23,536	20,896
From controlled affiliate company investments:
Interest from investments	42,079	23,796	80,700	34,637
Capital structuring service fees	7,113	1,906	12,706	2,657
Dividend income	4,901	1,418	9,801	1,796
Management fees	3,939	1,632	7,046	2,653
Other income	619	143	687	184

Total investment income from controlled affiliate company investments	58,651	28,895	110,940	41,927

Total investment income	144,307	121,590	279,998	188,100

EXPENSES:
Interest and credit facility fees	28,593	23,110	58,768	31,698
Incentive management fees	41,746	14,973	72,687	23,117
Base management fees	17,414	11,682	34,144	20,138
Professional fees	4,781	3,454	7,246	5,958
Administrative fees	2,459	2,378	4,884	3,609
Professional fees and other costs related to the acquisition of Allied Capital Corporation	733	12,534	900	16,323
Other general and administrative	2,911	3,232	5,829	5,487

Total expenses	98,637	71,363	184,458	106,330
NET INVESTMENT INCOME BEFORE INCOME TAXES	45,670	50,227	95,540	81,770

Income tax expense, including excise tax	1,907	686	3,954	524

NET INVESTMENT INCOME	43,763	49,541	91,586	81,246

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	(14,223)	7,512	58,189	9,773
Non-controlled affiliate company investments	1,580	3,925	(2,016)	(3,734)
Controlled affiliate company investments	6,269	870	22	1,302
Foreign currency transactions	—	—	—	85

Net realized gains (losses)	(6,374)	12,307	56,195	7,426
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(7,372)	65,107	(20,426)	96,081
Non-controlled affiliate company investments	(9,453)	7,243	(2,906)	19,088
Controlled affiliate company investments	26,817	463	55,558	7,387
Foreign currency transactions	—	—	—	(152)

Net unrealized gains	9,992	72,813	32,226	122,404
Net realized and unrealized gains from investments and foreign currencies	3,618	85,120	88,421	129,830

GAIN ON THE ACQUISITION OF ALLIED CAPITAL CORPORATION	—	195,876	—	195,876

REALIZED LOSS ON EXTINGUISHMENT OF DEBT	(10,458)	(383)	(19,318)	(383)

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$36,923	$330,154	$160,689	$406,569

BASIC AND DILUTED EARNINGS PER COMMON SHARE (Note 10)	$0.18	$1.73	$0.79	$2.57

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (Note 10)	204,752	191,045	204,586	157,978

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2011

(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(7)(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$252	$150

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,533	2,512

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,065

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	4,728

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($74,177 par due 12/2016)	1.00% PIK	12/31/2006	73,893	57,377	(4)
		Class A common stock (10,000 shares)		12/31/2006	10,000	—
		Class B common stock (30,000 shares)		12/31/2006	30,000	—

					113,893	57,377

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	808	972

Imperial Capital Private Opportunities, LP(6)(9)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	6,643	5,300

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.25% (Libor + 6.00%/Q)	11/20/2007	40,000	37,600
		Subordinated notes ($16 par due 11/2018)	15.00%	11/20/2007	15,515	16,000

					55,515	53,600

Knightsbridge CLO 2007-1 Ltd.(7)(8)(9)	Investment company	Class E notes ($20,350 par due 1/2022)	9.29% (Libor + 9.00%/Q)	3/24/2010	14,852	18,575

Knightsbridge CLO 2008-1 Ltd.(7)(8)(9)	Investment company	Class C notes ($14,400 par due 6/2018)	7.75% (Libor + 7.50%/Q)	3/24/2010	14,400	14,400
		Class D notes ($9,000 par due 6/2018)	8.75% (Libor + 8.50%/Q)	3/24/2010	9,000	9,000
		Class E notes ($14,850 par due 6/2018)	5.25% (Libor + 5.00%/Q)	3/24/2010	13,596	13,844

					36,996	37,244

Kodiak Funding, LP(9)	Investment partnership	Limited partnership interest (1.52% interest)		4/1/2010	891	817

Novak Biddle Venture Partners III, L.P.(9)	Investment partnership	Limited partnership interest (2.47% interest)		4/1/2010	221	216

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	2,635	4,558

Senior Secured Loan Fund LLC(7)(11)(17)	Co-investment vehicle	Subordinated certificates ($731,733 par due 12/2015)	8.29% (Libor + 8.00%/Q)	10/30/2009	721,010	740,623

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	975	975

					963,105	928,712		29.63%

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Healthcare-Services
Axium Healthcare Pharmacy, Inc.	Specialty pharmacy provider	Senior subordinated loan ($3,160 par due 3/2015)	8.00%	4/1/2010	2,938	3,160

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (601,937 units)		8/19/2010	602	878

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare analysis services	Senior secured loan ($7,281 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,281	7,281(2	)(16)
		Senior secured loan ($7,681 par due 3/2017)	7.75% (Libor + 6.50%/Q)	3/15/2011	7,681	7,681(3	)(16)
		Class A common stock (9,679 shares)		6/15/2007	4,000	10,828
		Class C common stock (1,546 shares)		6/15/2007	—	1,730

					18,962	27,520

DSI Renal Inc.(6)	Dialysis provider	Senior secured loan ($9,307 par due 3/2013)	8.50% (Libor + 6.50%/M)	4/4/2006	9,248	9,307	(16)
		Senior subordinated loan ($69,009 par due 4/2014)	16.00%	4/4/2006	68,523	69,009
		Common units (19,726 units)		4/4/2006	19,684	43,125

					97,455	121,441

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.25% (Libor + 4.00%/Q)	12/14/2007	10,988	11,103	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.25% (Libor + 4.00%/Q)	12/14/2007	11,633	11,760	(3)

					22,621	22,863

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,372,026 units)		6/26/2008	10,372	5,549

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Senior subordinated loan ($10,013 par due 9/2017)	13.50%	9/27/2010	10,113	11,125
		Common stock (1,000,000 shares)		9/27/2010	1,000	611

					11,113	11,736

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($50,342 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	50,342	50,342	(16)
		Senior secured loan ($47,727 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	47,727	47,727(2	)(16)
		Senior secured loan ($8,877 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	8,877	8,877(3	)(16)

					106,946	106,946

MW Dental Holding Corp.	Dental services	Senior secured revolving loan ($1,700 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	1,700	1,700	(16)
		Senior secured loan ($30,800 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	30,800	30,800	(16)
		Senior secured loan ($50,000 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	50,000	50,000(2	)(16)
		Senior secured loan ($2,700 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	2,700	2,700(3	)(16)

					85,200	85,200

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets

Napa Management Services Corporation	Anesthesia management services provider	Senior secured loan ($11,031 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/13/2011	10,656	11,031	(16)
		Senior secured loan ($29,813 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/13/2011	29,813	29,813(2	)(16)
		Senior secured loan ($7,851 par due 4/2016)	8.50% (Libor + 7.00%/Q)	4/13/2011	7,851	7,851(3	)(16)
		Common units (5,000 units)		4/13/2011	5,000	5,000

					53,320	53,695

NS Merger Sub. Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior subordinated loan ($579 par due 6/2017)	13.50%	6/21/2010	579	579
		Senior subordinated loan ($50,000 par due 6/2017)	13.50%	6/21/2010	50,000	50,000	(2)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,338

					53,079	52,917

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	3,312

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Senior secured loan ($10,562 par due 5/2014)	8.25% (Libor + 7.00%/Q)	5/9/2008	10,562	10,562(2	)(16)
		Senior secured loan ($9,750 par due 5/2014)	8.25% (Libor + 7.00%/Q)	5/9/2008	9,750	9,750(3	)(16)
		Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	8,355
		Common stock (16,106 shares)		7/30/2008	100	—

					31,568	28,667

PG Mergersub, Inc. and PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior secured loan ($1,095 par due 11/2015)	6.75% (Libor + 5.00%/Q)	11/3/2010	1,093	1,095	(16)
		Senior secured loan ($9,154 par due 11/2015)	6.75% (Libor + 5.00%/Q)	11/3/2010	9,128	9,154(3	)(16)
		Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,952	4,000
		Preferred stock (333 shares)		3/12/2008	125	14
		Common stock (16,667 shares)		3/12/2008	167	693

					14,465	14,956

Reed Group, Ltd.	Medical disability management services provider	Senior secured revolving loan ($1,250 par due 12/2013)		4/1/2010	1,097	1,063	(15)
		Senior secured loan ($10,755 par due 12/2013)		4/1/2010	9,129	9,142	(15)
		Senior subordinated loan ($20,382 par due 12/2013)		4/1/2010	15,918	11,387	(15)
		Equity interests		4/1/2010	203	—

					26,347	21,592

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($1,356 par due 11/2010)	14.50%	4/1/2010	1,205	973

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Junior secured loan ($1,937 par due 11/2010)	12.50%	4/1/2010	1,744	1,391
		Preferred member units (1,823,179 units)		4/1/2010	—	—

					2,949	2,364

Sunquest Information Systems, Inc.	Laboratory software solutions provider	Junior secured loan ($75,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	75,000	75,000	(16)
		Junior secured loan ($50,000 par due 6/2017)	9.75% (Libor + 8.50%/Q)	12/16/2010	50,000	50,000(2	)(16)

					125,000	125,000

U.S. Renal Care, Inc.	Dialysis provider	Senior secured loan ($7,481 par due 12/2016)	5.50% (Libor + 4.00%/Q)	6/9/2011	7,444	7,481
		Senior subordinated loan ($50,058 par due 6/2017)	11.25% Cash, 2.00% PIK	5/24/2010	50,058	50,058(2	)(4)

					57,502	57,539

Vantage Oncology, Inc.	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	6,218

					728,109	751,553		23.98%

Business Services
Aviation Properties Corporation(7)	Aviation services	Common stock (100 shares)		4/1/2010	—	—

BenefitMall Holdings Inc.(7)	Employee benefits broker services company	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326
		Common stock (39,274,290 shares)		4/1/2010	53,510	54,430
		Warrants		4/1/2010	—	—

					93,836	94,756

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($1,950 par due 12/2013)	6.50% (Libor + 4.50%/M)	4/1/2010	1,950	1,950	(16)
		Senior secured revolving loan ($1,250 par due 12/2013)	6.75% (Base Rate + 3.25%/M)	4/1/2010	1,250	1,250	(16)
		Senior secured loan ($486 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	486	486	(4)
		Senior secured loan ($49,745 par due 12/2013)	8.50% Cash, 5.50% PIK	4/1/2010	49,745	49,745(2	)(4)
		Senior subordinated loan ($13,560 par due 12/2015)		4/1/2010	13,038	5,897	(15)
		Common stock (37,024 shares)		4/1/2010	—	—

					66,469	59,328

Cook Inlet Alternative Risk, LLC	Risk management services	Senior secured loan ($87,000 par due 4/2013)	8.50%	4/1/2010	51,789	37,500
		Member interest (3.17%)		4/1/2010	—	—

					51,789	37,500

Coverall North America, Inc.(7)	Commercial janitorial service provider	Subordinated notes ($9,338 par due 2/2016)	10.00% Cash, 2.00% PIK	2/22/2011	9,338	9,338	(4)

Digital Videostream, LLC	Media content supply chain services company	Senior secured loan ($250 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	250	250	(4)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($10 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	10	10(2	)(4)
		Senior secured loan ($3,950 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	3,939	3,950(2	)(4)
		Convertible subordinated loan ($5,818 par due 2/2016)	10.00% PIK	4/1/2010	6,258	5,818	(4)

					10,457	10,028

Diversified Collections Services, Inc.	Collections services	Senior secured loan ($6,175 par due 3/2012)	7.50% (Libor + 5.50%/Q)	6/25/2010	6,175	6,175(3	)(16)
		Senior secured loan ($34,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	6/25/2010	34,000	34,000(2	)(16)
		Senior secured loan ($2,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	6/25/2010	2,000	2,000(3	)(16)
		Preferred stock (14,927 shares)		5/18/2006	169	299
		Common stock (478,816 shares)		4/1/2010	1,478	1,980
		Common stock (114,004 shares)		2/5/2005	295	555

					44,117	45,009

Diversified Mercury Communications, LLC	Business media consulting services	Senior secured loan ($1,407 par due 3/2013)	10.00% (Base Rate + 6.50%/Q)	4/1/2010	1,305	1,407	(16)

Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	200

Interactive Technology Solutions, LLC	IT services provider	Senior secured loan ($7,451 par due 6/2015)	9.50% (Base Rate + 5.50%/Q)	10/21/2010	7,451	7,451	(16)
		Senior secured loan ($8,348 par due 6/2015)	9.50% (Base Rate + 5.50%/Q)	10/21/2010	8,348	8,348(3	)(16)

					15,799	15,799

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	594

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,827
		Common units (1,725,280 units)		4/1/2010	—	—

					788	1,827

MVL Group, Inc.(7)	Marketing research provider	Senior secured loan ($22,772 par due 7/2012)	12.00%	4/1/2010	22,772	22,772
		Senior subordinated loan ($35,395 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	34,656	35,395	(4)
		Junior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	144
		Common stock (560,716 shares)		4/1/2010	—	1,225

					57,428	59,536

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875
		Senior secured loan ($5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	(2)
		Senior secured loan ($9,540 par due 11/2013)	5.75% (Libor + 5.50%/Q)	11/20/2007	9,540	9,540	(2)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($5,955 par due 11/2013)	5.75% (Libor + 5.50%/Q)	11/20/2007	5,955	5,955	(3)
		Common stock (85 shares)		11/20/2007	3,768	3,814

					26,638	26,684

Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated loan ($11,223 par due 2/2013)		8/24/2006	10,222	102	(15)
		Preferred units (4,000 units)		8/24/2006	3,600	—
		Common units (4,000,000 units)		8/24/2006	400	—

					14,222	102

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC	Bankruptcy and foreclosure processing services	Senior subordinated loan ($17,041 par due 2/2014)		2/9/2007	16,788	9,798	(15)
		Senior subordinated loan ($27,439 par due 2/2014)		2/9/2007	27,032	15,777(2	)(15)
		Preferred units (30,000 units)		4/11/2006	3,000	—

					46,820	25,575

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)		4/1/2010	4,706	3,419	(15)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	263

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (45.98% interest)		5/20/2011	—	563

Tradesmen International, Inc.	Construction labor support	Junior secured loan ($14,000 par due 5/2014)	14.00%	4/1/2010	10,496	14,000
		Warrants to purchase up to 771,036 shares		4/1/2010	—	3,448

					10,496	17,448

Tripwire, Inc.	IT security software provider	Senior secured loan ($30,000 par due 5/2018)	10.50% (Libor + 9.25%/Q)	5/23/2011	30,000	30,000	(16)
		Senior secured loan ($50,000 par due 5/2018)	10.50% (Libor + 9.25%/Q)	5/23/2011	50,000	50,000(2	)(16)
		Class A common stock (2,970 shares)		5/23/2011	2,970	2,970
		Class B common stock (2,655,638 shares)		5/23/2011	30	30

					83,000	83,000

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,204	1,991

					547,662	494,367		15.77%

Manufacturing
Anthony, Inc.	Manufacturer of refrigeration glass doors and related products	Senior secured revolving loan ($3,000 par due 6/2017)	5.13% (Libor + 4.00%/M)	6/15/2011	3,000	3,000	(16)
		Senior secured revolving loan ($3,400 par due 6/2017)	6.25% (Base Rate + 3.00%/Q)	6/15/2011	3,400	3,400	(16)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($245,000 par due 6/2017)	8.25% (Base Rate + 5.00%/Q)	6/15/2011	245,000	245,000	(16)

					251,400	251,400

Component Hardware Group, Inc.	Commercial equipment manufacturer	Junior secured loan ($3,060 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,060	3,060	(4)
		Senior subordinated loan ($10,333 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	6,322	10,333	(4)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	2,360

					9,382	15,753

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($716 par due 11/2013)	8.25% (Libor + 4.25%/M)	5/22/2006	717	717	(16)
		Senior secured loan ($35 par due 11/2013)	8.50% (Base Rate + 1.75%/Q)	5/22/2006	35	35	(16)
		Senior secured loan ($7,840 par due 11/2013)	8.25% (Libor + 4.25%/M)	5/22/2006	7,840	7,840(3	)(16)
		Senior secured loan ($387 par due 11/2013)	8.50% (Base Rate + 1.75%/Q)	5/22/2006	387	387(3	)(16)
		Senior secured loan ($6,639 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	6,639	6,639	(16)
		Senior secured loan ($9,967 par due 11/2013)	10.25% (Base Rate + 3.50%/Q)	6/29/2011	9,967	9,967	(16)
		Senior secured loan ($610 par due 11/2013)	10.00% (Libor + 6.00%/M)	6/29/2011	610	610(3	)(16)
		Senior secured loan ($915 par due 11/2013)	10.25% (Base Rate + 3.50%/Q)	6/29/2011	915	915(3	)(16)
		Senior secured loan ($3,555 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	3,555	3,555	(4)
		Senior secured loan ($5,167 par due 11/2013)	13.00% Cash, 3.00% PIK	5/22/2006	5,167	5,167(2	)(4)

					35,832	35,832

HOPPY Holdings Corp.	Manufacturer of automotive and recreational vehicle aftermarket products	Senior secured loan ($15,000 par due 6/2016)	5.25% (Libor + 4.00%/Q)	6/3/2011	15,000	15,000	(16)

Industrial Air Tool, LP and Affiliates d/b/a Industrial Air Tool(7)	Industrial products	Class B common units (37,125 units)		4/1/2010	6,000	15,312
		Member units (375 units)		4/1/2010	7,419	155

					13,419	15,467

NetShape Technologies, Inc.	Metal precision engineered components manufacturer	Senior secured revolving loan ($907 par due 2/2013)	4.00% (Libor + 3.75%/M)	4/1/2010	456	564
		Common units (1,000 units)		1/30/2007	1,000	—

					1,456	564

Protective Industries, Inc.	Manufacturer of plastic protection products	Senior secured loan ($25,667 par due 5/2017)	5.75% (Libor + 4.25%/M)	5/23/2011	25,667	25,667	(16)
		Senior subordinated loan ($693 par due 5/2018)	15.25%	5/23/2011	693	693
		Preferred equity (2,379,361 shares)		5/23/2011	2,307	2,307

					28,667	28,667

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan ($3,282 par due 11/2014)	18.00% (Libor + 13.50%/Q)	2/26/2008	3,282	3,282	(16)
		Senior subordinated loan ($5,999 par due 11/2014)	18.00% (Libor + 13.50%/Q)	2/26/2008	5,999	5,999(3	)(16)
		Common stock (1,821,860 shares)		3/28/2006	27,435	64,826

					36,716	74,107

UL Holding Co., LLC	Petroleum product manufacturer	Junior secured loan ($2,000 par due 12/2012)	14.00%	6/17/2011	2,000	2,000
		Junior secured loan ($2,000 par due 12/2012)	9.12% (Libor + 8.88%/Q)	6/17/2011	2,000	2,000
		Junior secured loan ($5,000 par due 12/2012)	15.00%	8/13/2010	5,000	5,000
		Junior secured loan ($2,098 par due 12/2012)	9.15% (Libor + 8.88%/Q)	12/21/2007	2,098	2,098
		Junior secured loan ($835 par due 12/2012)	9.15% (Libor + 8.88%/Q)	12/21/2007	835	835	(3)
		Junior secured loan ($2,109 par due 12/2012)	14.00%	12/21/2007	2,109	2,109
		Junior secured loan ($840 par due 12/2012)	14.00%	12/21/2007	840	840	(3)
		Junior secured loan ($983 par due 12/2012)	14.00%	12/21/2007	983	983	(3)
		Junior secured loan ($10,755 par due 12/2012)	9.14% (Libor + 8.88%/Q)	12/21/2007	10,755	10,755	(3)
		Junior secured loan ($2,948 par due 12/2012)	14.00%	12/21/2007	2,948	2,948	(2)
		Class A common units (8,982 units)		6/17/2011	90	47
		Class B-4 common units (50,000 units)		4/25/2008	500	264
		Class B-5 common units (499,000 units)		6/17/2011	4,990	2,636
		Class C common units (549,491 units)		4/25/2008	—	2,903

					35,148	35,418

					427,020	472,208		15.07%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,010 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	2,010	2,010	(16)
		Senior secured revolving loan ($108 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	108	108	(16)
		Senior secured loan ($13,692 par due 11/2013)	6.50% (Libor + 3.50%/Q)	11/27/2006	13,692	13,692	(16)
		Senior secured loan ($85 par due 11/2013)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	85	85	(16)
		Senior secured loan ($11,353 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	11,356	11,353(2	)(16)
		Senior secured loan ($9,466 par due 11/2014)	12.50% (Libor + 9.50%/Q)	11/27/2006	9,466	9,466(3	)(16)
		Promissory note ($14,897 par due 11/2016)		6/1/2006	14,886	12,560
		Warrants to purchase up to 0.61 shares		6/1/2006	—	—

					51,603	49,274

Fulton Holdings Corp.	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000(2	)(13)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Common stock (19,672 shares)		5/28/2010	1,967	2,062

					41,967	42,062

Huddle House, Inc.(7)	Restaurant owner and operator	Senior subordinated loan ($20,607 par due 12/2015)	12.00% Cash, 3.00% PIK	4/1/2010	20,323	18,077	(4)
		Common stock (358,279 shares)		4/1/2010	—	—

					20,323	18,077

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	Senior secured revolving loan ($3,300 par due 9/2014)	10.75% (Base Rate + 7.50%/M)	4/1/2010	3,300	3,300	(16)
		Senior secured loan ($34,137 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	34,137	34,137	(16)
		Junior secured loan ($37,552 par due 9/2014)	14.00%	4/1/2010	25,674	31,529
		Preferred units (10,000 units)		10/28/2010	—	—
		Class A common units (25,001 units)		4/1/2010	—	—
		Class B common units (1,122,452 units)		4/1/2010	—	—

					63,111	68,966

OTG Management, Inc.	Airport restaurant operator	Junior secured loan ($20,274 par due 6/2013)	16.00% (Libor + 11.00% Cash, 2.00% PIK/M)	6/19/2008	20,274	20,274(4	)(16)
		Junior secured loan ($42,882 par due 6/2013)	18.00% (Libor + 11.00% Cash, 4.00% PIK/M)	6/19/2008	42,882	42,882(4	)(16)
		Common units (3,000,000 units)		1/5/2011	3,000	3,099
		Warrants to purchase up to 189,857 shares of common stock		6/19/2008	100	5,395

					66,256	71,650

PMI Holdings, Inc.	Restaurant owner and operator	Senior secured loan ($9,117 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,117	9,117(2	)(16)
		Senior secured loan ($9,117 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,117	9,117(3	)(16)
		Senior secured loan ($9 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	9	9(2	)(16)
		Senior secured loan ($9 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	9	9(3	)(16)

					18,252	18,252

S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan ($34,884 par due 7/2012)	13.00% (Libor + 9.00% Cash, 2.00% PIK/Q)	4/1/2010	28,816	34,884(4	)(16)
		Preferred stock (46,690 shares)		4/1/2010	—	117
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—

					28,816	35,001

Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan ($31,625 par due 5/2015)	13.50%	5/23/2008	31,625	31,625
		Senior subordinated loan ($30,000 par due 5/2015)	13.50%	5/23/2008	30,000	30,000(2)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	7,431

					69,125	69,056

					359,453	372,338		11.88%

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Financial Services
AllBridge Financial, LLC (7)	Asset management services	Equity interests		4/1/2010	11,395	16,081

Callidus Capital Corporation (7)	Asset management services	Common stock (100 shares)		4/1/2010	6,000	2,712

Ciena Capital LLC (7)	Real estate and small business loan servicer	Senior secured revolving loan ($14,000 par due 12/2013)	6.00%	11/29/2010	14,000	14,000
		Senior secured loan ($2,000 par due 12/2015)	12.00%	11/29/2010	2,000	2,000
		Senior secured loan ($20,000 par due 12/2015)	12.00%	11/29/2010	20,000	20,000
		Senior secured loan ($10,000 par due 12/2015)	12.00%	11/29/2010	10,000	10,000
		Equity interests		11/29/2010	53,374	30,424

					99,374	76,424

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($6,000 par due 6/2015)	15.00%	4/1/2010	6,000	6,000
		Senior subordinated loan ($4,000 par due 6/2015)	15.00%	4/1/2010	4,000	4,000
		Senior subordinated loan ($9,500 par due 6/2015)	15.00%	4/1/2010	9,500	9,500

					19,500	19,500

Compass Group Diversified Holdings, LLC (10)	Middle market business manager	Senior secured revolving loan ($1,103 par due 12/2012)	2.69% (Libor + 2.50%/M)	4/1/2010	1,103	1,103
Financial Pacific Company	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	6,880	7,665	(4)
		Common stock (650,000 shares)		10/13/2010	—	—

					6,880	7,665

Imperial Capital Group, LLC (6)	Investment services	Class A common units (7,710 units)		5/10/2007	14,997	14,347
		2007 Class B common units (315 units)		5/10/2007	—	586
		2006 Class B common units (2,526 units)		5/10/2007	3	4,700

					15,000	19,633

Ivy Hill Asset Management, L.P. (7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	112,876	177,452

					272,128	320,570		10.23%

Education
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured revolving loan ($1,000 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/17/2011	1,000	1,000	(16)
		Senior secured loan ($31,783 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/17/2011	31,783	31,783	(16)
		Senior secured loan ($49,506 par due 3/2016)	9.50% (Libor + 8.50%/Q)	3/17/2011	49,506	49,506	(2)(16)

					82,289	82,289

Campus Management Corp. and Campus Management Acquisition Corp. (6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	14,431

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($19,231 par due 12/2014)	6.25% (Libor + 5.25%/Q)	12/10/2010	19,231	19,231	(16)
		Senior secured loan ($769 par due 12/2014)	7.50% (Base Rate + 4.25%/Q)	12/10/2010	769	769	(16)
		Junior secured loan ($31,191 par due 12/2015)	15.28% (Libor + 11.00% Cash, 4.00% PIK/M)	12/10/2010	31,191	31,191	(4)
		Junior secured loan ($9,389 par due 12/2015)	15.26% (Libor + 11.00%Cash, 4.00% PIK/M)	12/10/2010	9,389	9,389	(4)
		Warrants to purchase up to 578,427 shares		12/10/2010	—	925

					60,580	61,505

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Junior secured loan ($17,000 par due 7/2014)	7.69% (Libor + 7.50%/Q)	4/1/2010	15,002	13,260
		Senior subordinated loan ($25,190 par due 1/2015)	16.00% PIK	4/1/2010	23,132	18,893	(4)
		Common stock (2,406 shares)		4/1/2010	926	72

					39,060	32,225

ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($127 par due 11/2012)	3.44% (Libor + 3.25%/M)	11/30/2006	127	127	(3)
		Junior secured loan ($8,333 par due 11/2013)	7.19% (Libor + 7.00%/M)	11/30/2006	8,333	8,333	(3)

					8,460	8,460
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	5,707
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	1,918
		Common stock (20 shares)		6/7/2010	—	—

					5,689	7,625

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($18,338 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	18,338	18,338	(16)
		Senior secured loan ($9,961 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	9,961	9,961	(3)(16)

					28,299	28,299

R3 Education, Inc. and EIC Acquisitions Corp. (8)	Medical school operator	Senior secured loan ($10,113 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	10,113	15,968	(16)
		Senior secured loan ($5,275 par due 4/2013)	9.00% (Libor + 6.00%/Q)	5/24/2007	5,275	8,329	(3)(16)
		Senior secured loan ($4,000 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	4,000	6,316	(3)(16)
		Senior secured loan ($6,104 par due 4/2013)	13.00% PIK	12/8/2009	3,098	9,639	(4)
		Preferred stock (8,800 shares)		7/30/2008	2,200	1,100
		Common membership interest (26.27% interest)		9/21/2007	15,800	19,824
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—

					40,486	61,176

					275,383	296,010		9.44%

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products-Non-durable
Augusta Sportswear, Inc.	Manufacturer of athletic apparel	Senior secured loan ($9,137 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	9,137	9,137	(3)(16)
Gilchrist & Soames, Inc.	Personal care manufacturer	Senior secured revolving loan ($1,250 par due 10/2013)	3.94% (Libor + 3.75%/S)	4/1/2010	1,250	1,250
		Senior secured loan ($22,902 par due 10/2013)	13.44%	4/1/2010	22,244	22,902

					23,494	24,152

Insight Pharmaceuticals Corporation (6)	OTC drug products manufacturer	Senior subordinated loan ($25,809 par due 12/2017)	13.00% Cash, 2.00% PIK	4/1/2010	25,809	25,809	(4)
		Common stock (155,000 shares)		4/1/2010	12,070	17,645

					37,879	43,454

Making Memories Wholesale, Inc. (7)	Scrapbooking branded products manufacturer	Senior secured revolving loan ($2,250 par due 8/2014)		8/21/2009	2,229	2,045	(15)
		Senior secured loan ($9,625 par due 8/2014)		8/21/2009	7,193	—	(15)
		Senior secured loan ($5,751 par due 8/2014)		8/21/2009	3,874	—	(15)
		Common stock (100 shares)		8/21/2009	—	—

					13,296	2,045

Matrixx Initiatives, Inc.	Developer and marketer of OTC healthcare products	Senior secured revolving loan ($1,000 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	1,000	1,000	(16)
		Senior secured loan ($42,500 par due 6/2016)	13.00% (Libor + 12.00%/Q)	6/30/2011	42,213	42,500	(16)
		Warrants to purchase up to 1,823,271 shares		6/30/2011	—	157

					43,213	43,657
The Step2 Company, LLC	Toy manufacturer	Junior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	25,626	27,000
		Junior secured loan ($30,392 par due 4/2015)	10.00% Cash, 5.00% PIK	4/1/2010	28,788	28,568	(4)
		Common units (1,116,879 units)		4/1/2010	24	79
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	225

					54,438	55,872

The Thymes, LLC (7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	6,076	6,907	(4)
		Common units (5,400 units)		6/21/2007	—	298

					6,076	7,205
Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($45,000 par due 2/2015)	12.00%	1/22/2010	39,916	43,650
		Common stock (4,254 shares)		1/22/2010	1,222	2,081

					41,138	45,731

					228,671	231,253		7.38%

Services—Other
Growing Family, Inc. and GFH Holdings, LLC (6)	Photography services	Senior secured revolving loan ($231 par due 8/2011)	9.00% (Libor + 2.00% Cash, 4.00% PIK/M)	3/16/2007	226	187	(4)(16)
		Senior secured revolving loan ($2,252 par due 8/2011)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	2,197	1,818	(4)(16)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($7,164 par due 3/2013)	9.00% (Libor + 2.00% Cash, 4.00% PIK/M)	3/16/2007	7,003	5,782	(4)(16)
		Preferred stock (17,500 shares)		3/16/2007	—	—
		Common stock (552,430 shares)		3/16/2007	872	—
		Warrants to purchase up to 22,627,356 Class B units		3/16/2007	—	—

					10,298	7,787

PODS Funding Corp.	Storage and warehousing	Senior subordinated loan ($25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125
		Senior subordinated loan ($7,582 par due 12/2015)	16.64% PIK	12/23/2009	6,364	7,582	(4)

					31,489	32,707

The Dwyer Group (6)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($27,100 par due 12/2016)	14.50%	12/22/2010	27,100	27,100
		Series A preferred units (13,292,377 units)	8.00% PIK	12/22/2010	13,853	15,390	(4)

					40,953	42,490

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

Wash Multifamily Laundry Systems, LLC (fka Web Services Company, LLC)	Laundry service and equipment provider	Senior secured loan ($4,863 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,714	4,863	(3)
		Junior secured loan ($51,900 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	51,900	51,900	(16)
		Junior secured loan ($50,000 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	50,000	50,000	(2)(16)
		Junior secured loan ($3,100 par due 8/2015)	10.88% (Libor + 9.38%/Q)	1/25/2011	3,100	3,100	(3)(16)

					109,714	109,863

					192,454	192,847		6.15%

Telecommunications
American Broadband Communications, LLC and American Broadband Holding Company	Broadband communication services	Senior secured loan ($517 par due 9/2013)	7.50% (Libor + 5.50%/M)	9/1/2010	548	517	(16)
		Senior secured loan ($17,325 par due 9/2013)	7.50% (Libor + 5.50%/M)	9/1/2010	16,582	17,325	(2)(16)
		Senior secured loan ($9,048 par due 9/2013)	7.50% (Libor + 5.50%/M)	9/1/2010	9,048	9,047	(3)(16)
		Senior subordinated loan ($33,096 par due 11/2014)	12.00% Cash, 2.00% PIK	2/8/2008	33,096	33,096	(2)(4)
		Senior subordinated loan ($10,424 par due 11/2014)	12.00% Cash, 2.00% PIK	11/7/2007	10,424	10,424	(4)
		Senior subordinated loan ($26,400 par due 11/2014)	10.00% Cash, 4.00% PIK	9/1/2010	26,400	26,400	(4)
		Warrants to purchase up to 378 shares		11/7/2007	—	5,492
		Warrants to purchase up to 200 shares		9/1/2010	—	2,906

					96,098	105,207

Dialog Telecom LLC	Broadband communication services	Senior secured loan ($16,018 par due 12/2012)	8.50% (Libor + 4.00% Cash, 4.00% PIK/Q)	6/20/2011	16,018	16,018	(4)(16)

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Startec Equity, LLC (7)	Communication services	Member interest		4/1/2010	—	—

					112,116	121,225		3.87%

Environmental Services
AWTP, LLC (7)	Water treatment services	Junior secured loan ($4,008 par due 6/2015)	5.00% Cash, 5.00% PIK	4/18/2011	4,008	4,008	(4)
		Junior secured loan ($832 par due 6/2015)	15.00% PIK	4/18/2011	832	832	(4)
		Junior secured loan ($4,196 par due 6/2015)	15.00% PIK	4/18/2011	4,196	4,196	(3)(4)
		Membership interests (90% interest)		4/18/2011	—	49

					9,036	9,085

RE Community Holdings II, Inc. and Pegasus Community Energy, LLC.	Operator of municipal recycling facilities	Senior secured loan ($36,700 par due 3/2016)	11.50% (Libor + 9.75%/M)	3/1/2011	36,700	36,700	(2)(16)
		Senior secured loan ($8,300 par due 3/2016)	11.50% (Libor + 9.75%/M)	3/1/2011	8,300	8,300	(3)(16)
		Senior Secured Loan ($5,000 par due 3/2016)	11.50% (Libor + 9.75%/Q)	3/1/2011	5,000	5,000	(16)
		Preferred stock (1,000 shares)	12.50% PIK	3/1/2011	7,815	7,815	(4)

					57,815	57,815

Sigma International Group, Inc. (8)	Water treatment parts manufacturer	Junior secured loan ($5,597 par due 10/2013)	16.00% (Base Rate + 6.50%/M)	10/11/2007	5,537	3,918	(16)
		Junior secured loan ($12,214 par due 10/2013)	16.00% (Base Rate + 6.50%/M)	10/11/2007	12,079	8,549	(3)(16)

					17,616	12,467
Waste Pro USA, Inc	Waste management services	Preferred Class A Common Equity (611,615 shares)		11/9/2006	12,263	18,701
Wastequip, Inc.	Waste management equipment manufacturer	Senior subordinated loan ($14,774 par due 2/2015)		2/5/2007	12,239	443	(15)
		Common stock (13,889 shares)		2/2/2007	1,389	—

					25,891	19,144

					110,358	98,511		3.14%

Retail
Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,218,481 shares)		8/8/2006	4,909	10,713

Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($36,433 par due 3/2014)	9.00% (Libor + 7.00%/M)	9/28/2006	36,400	36,433	(16)
		Senior secured loan ($915 par due 3/2014)	9.00% (Libor + 7.00%/M)	9/28/2006	913	915	(3)(16)
		Senior secured loan ($7,311 par due 3/2014)	9.00% (Libor + 7.00%/M)	9/28/2006	7,389	7,311	(3)(16)
		Preferred stock (80 shares)		9/28/2006	1,800	2,255
		Class B Preferred stock (73 shares)		3/19/2009	—	2,062
		Common stock (800 shares)		9/28/2006	200	43
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	46

					46,702	49,065

					51,611	59,778		1.91%

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,536

Stag-Parkway, Inc. (7)	Automotive aftermarket components supplier	Senior secured loan ($34,500 par due 12/2014)	12.50% (Libor + 11.00%/Q)	9/30/2010	34,500	34,500	(16)
		Preferred stock (4,200 shares)	16.50%	9/30/2010	2,363	4,200
		Common stock (10,200 shares)		9/30/2010	—	14,980

					36,863	53,680

					39,363	56,216		1.79%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC (6)	Juice manufacturer	Senior secured loan ($13,401 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	13,401	13,401	(16)
		Senior secured loan ($14,100 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,100	14,100	(3)(16)
		Senior units (50,000 units)		10/5/2007	5,000	4,806

					32,501	32,307

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($7,111 par due 2/2013)	16.00% PIK	2/6/2008	7,111	7,111	(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,500

					9,611	8,611
Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	786
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—

					980	786
Fleischmann's Vinegar Company, Inc.	Leading manufacturer, supplier, and distributer of industrial vinegar products	Senior secured loan ($12,628 par due 5/2016)	8.75% (Libor + 7.25%/Q)	6/1/2011	12,628	12,628	(16)

Ideal Snacks Corporation	Snacks manufacturer	Senior secured revolving loan ($1,084 par due 6/2011)	8.50% (Base Rate + 4.00%/M)	4/1/2010	1,084	1,030	(16)

					56,804	55,362		1.77%

Commercial Real Estate Finance
10th Street, LLC (6)	Real estate holding company	Senior subordinated loan ($23,723 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	23,723	23,723	(4)
		Member interest (10.00% interest)		4/1/2010	594	552
		Option (25,000 units)		4/1/2010	25	25

					24,342	24,300

Allied Capital REIT, Inc. (7)	Real estate investment trust	Real estate equity interests		4/1/2010	—	429
		Real estate equity interests		4/1/2010	50	—

					50	429

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	1,723	1,776	(15)

Aquila Binks Forest Development, LLC	Real estate developer	Commercial mortgage loan ($12,942 par due 6/2011)		4/1/2010	11,365	4,957	(15)
		Real estate equity interests		4/1/2010	—	—

					11,365	4,957

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	2,647
Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates (7)	Hotel operator	Senior secured loan ($433 par due 6/2010)	10.00%	4/1/2010	433	444
		Senior subordinated loan ($8,719 par due 1/2012)		4/1/2010	1,475	459	(15)
		Senior subordinated loan ($12,407 par due 6/2017)		4/1/2010	2,410	801	(15)
		Senior subordinated loan ($10,968 par due 9/2012)		4/1/2010	2,051	673	(15)
		Senior subordinated loan ($261 par due 3/2013)		4/1/2010	263	29	(15)
		Senior subordinated loan ($2,236 par due 9/2011)		4/1/2010	—	—	(15)
		Preferred equity interest		4/1/2010	—	34
		Common equity interest		4/1/2010	35	—
		Member interests		4/1/2010	—	—

					6,667	2,440

DI Safford, LLC	Hotel operator	Commercial mortgage loan ($5,423 par due 5/2032)		4/1/2010	2,682	2,400	(15)

Hot Light Brands, Inc. (7)	Real estate holding company	Senior secured loan ($35,239 par due 2/2011)		4/1/2010	3,945	3,663	(15)
		Common stock (93,500 shares)		4/1/2010	—	—

					3,945	3,663

MGP Park Place Equity, LLC	Office building operator	Commercial mortgage loan ($6,500 par due 5/2011)		4/1/2010	—	—	(15)
NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	5,291	7,960

					57,091	50,572		1.61%

Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Junior secured loan ($41,325 par due 2/2014)	6.80% (Libor + 6.50%/Q)	4/1/2010	32,016	36,366
Carlisle Wide Plank Floors, Inc.	Hardwood floor manufacturer	Member interest (345,056 shares)		4/1/2010	—	—

Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership based buying club franchisor and operator	Junior secured note ($32,000 par due 2/2017)	12.00%	1/21/2011	31,069	13,120
		Partnership interests (83,333 shares)		11/30/2007	8,333	—
		Limited partnership interest (66,667 shares)		4/1/2010	2,594	—

					41,996	13,120

					74,012	49,486		1.58%

Automotive Services
Driven Brands, Inc.(6)	Automotive aftermarket car care franchisor	Senior secured loan ($3,480 par due 10/2014)	6.50% (Libor + 5.00%/M)	5/12/2010	3,400	3,480	(3)(16)
		Senior secured loan ($164 par due 10/2014)	7.00% (Base Rate + 3.75%/M)	5/12/2010	160	164	(3)(16)
		Common stock (3,772,098 shares)		4/1/2010	4,939	7,377

					8,499	11,021
Penn Detroit Diesel Allison, LLC(7)	Diesel engine manufacturer	Member interest (70,249 shares)		4/1/2010	15,993	19,340

					24,492	30,361		0.97%

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Containers—Packaging
Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan ($909 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	9/30/2005	909	909
		Senior secured loan ($54 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	54	54	(2)
		Senior secured loan ($821 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	821	821	(3)
		Common units (1,800,000 units)		9/29/2005	1,800	20,145

					3,584	21,929

					3,584	21,929		0.70%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($7,250 par due 10/2013)	4.69% (Libor + 4.50%/M)	10/11/2007	7,250	7,033	(2)(14)
		Senior secured loan ($11,500 par due 10/2013)	4.69% (Libor + 4.50%/M)	10/11/2007	11,500	11,155	(3)(14)

					18,750	18,188

					18,750	18,188		0.58%

Printing, Publishing and Media
EarthColor, Inc.(7)	Printing management services	Common stock (89,435 shares)		4/1/2010	—	—

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	—
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2012)	9.00% (Libor + 6.00%/Q)	3/2/2006	1,141	982	(16)
		Senior secured revolving loan ($1,468 par due 10/2012)	9.00% (Base Rate + 5.00%/Q)	3/2/2006	1,468	1,262	(16)
		Senior secured loan ($7,629 par due 10/2012)	14.00% (Libor + 6.00% Cash, 5.00% PIK/Q)	3/2/2006	7,311	7,171	(3)(4)(16)
		Senior secured loan ($129 par due 10/2012)	14.00% (Base Rate + 5.00% Cash, 5.00% PIK/Q)	3/2/2006	123	121	(3)(4)(16)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—

					12,043	9,536

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (21,711 shares)		9/29/2006	2,171	3,475
		Common stock (15,393 shares)		9/29/2006	3	8

					2,174	3,483

					20,817	13,019		0.42%

Aerospace and Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($6,274 par due 10/2013)	3.94% (Libor + 3.75%/M)	11/18/2007	6,248	6,274	(3)

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	91	91	(4)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,114

					2,382	2,205

					8,630	8,479		0.27%

Company(1)	Business Description	Investment	Interest(5)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets

Housing—Building Materials
HB&G Building Products, Inc.	Synthetic and wood product manufacturer	Senior subordinated loan ($9,479 par due 3/2013)		10/8/2004	8,991	179	(15)
		Common stock (2,743 shares)		10/8/2004	753	—
		Warrants to purchase up to 4,464 shares of common stock		10/8/2004	653	—

					10,397	179

					10,397	179		0.01%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, development	Warrants to purchase up to 80,063 shares of preferred stock		4/1/2010	1,738	—
		Warrants to purchase up to 130,390 shares of preferred stock		4/1/2010	1,067	—
		Warrants to purchase up to 43,356 shares of common stock		4/1/2010	54	—
		Warrants to purchase up to 26,622 shares of common stock		4/1/2010	33	—

					2,892	—

					2,892	—		0.00%

					$4,584,902	$4,643,163		148.14%

(1)
Other than our investments listed in footnote 7 below, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940 (the "Investment Company Act"). In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of June 30, 2011 represented 148% of the Company's net assets or 95% of the Company's total assets.

The investments not otherwise pledged as collateral in respect of the Debt Securitization (as defined below) or the Revolving Funding Facility (as defined below) by the respective obligors thereunder are pledged as collateral by the Company and certain of its other subsidiaries for the Revolving Credit Facility (as defined below)(except for a limited number of exceptions as provided in the credit agreement governing the Revolving Credit Facility).

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(3)
Pledged as collateral for the Debt Securitization.

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the six months ended June 30, 2011 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$—	$—	$—	$1,530	$—	$—	$—	$—	$(25)
Apple & Eve, LLC and US Juice Partners, LLC	$—	$2,761	$—	$1,692	$—	$—	$25	$—	$(230)
BB&T Capital Partners/Windsor Mezzanine Fund, LLC	$—	$2,640	$9,260	$—	$—	$—	$—	$4,154	$(3,804)
Carador, PLC	$—	$—	$9,033	$—	$—	$160	$—	$(2,989)	$3,700
Campus Management Corp. and Campus Management Acquisition Corp.	$571	$—	$—	$—	$—	$—	$—	$—	$27
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$38	$8,763	$351	$—	$2,589	$—	$1,562	$1,798
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$38,800	$79,995	$9,946	$2,637	$—	$—	$—	$2,770	$(27,305)
Driven Brands, Inc.	$—	$—	$—	$136	$—	$—	$—	$7	$1,050
DSI Renal, Inc.	$—	$—	$—	$5,966	$—	$—	$23	$—	$2,423
The Dwyer Group	$—	$—	$1,708	$1,949	$—	$576	$—	$—	$1,536
Firstlight Financial Corporation	$—	$—	$—	$324	$—	$—	$125	$—	$3,003
Growing Family, Inc. and GFH Holdings, LLC	$—	$—	$—	$389	$—	$—	$—	$—	$3,476
Imperial Capital Group, LLC	$—	$—	$—	$—	$—	$172	$—	$—	$(146)
Industrial Container Services, LLC	$3,304	$6,708	$—	$64	$—	$—	$54	$—	$4,941
Insight Pharmaceuticals Corporation	$—	$30,139	$—	$2,627	$—	$—	$765	$—	$4,212
Investor Group Services, LLC	$—	$—	$—	$—	$—	$134	$7	$—	$31
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$462
Pillar Processing LLC and PHL Holding Co.	$—	$8,429	$—	$1,110	$—	$—	$15	$—	$(1,887)
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Regency Healthcare Group, LLC	$—	$—	$2,007	$—	$—	$—	$—	$380	$335
Soteria Imaging Services, LLC	$—	$1,056	$—	$116	$—	$—	$—	$30	$51
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(4,484)
Universal Environmental Services, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Universal Trailer Corporation	$—	$—	$7,930	$—	$—	$—	$—	$(7,930)	$7,930
(7)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the six months ended June 30, 2011 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$—	$—	$—	$—	$—	$4	$—	$—	$(55)
Allied Capital REIT, Inc.	$—	$115	$—	$—	$—	$—	$—	$585	$(190)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$2,969
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
AWTP, LLC	$2,926	$—	$—	$148	$—	$—	$—	$—	$49
BenefitMall Holdings, Inc.	$—	$—	$—	$3,650	$—	$—	$250	$—	$3,980
Border Foods, Inc.	$—	$28,526	$34,818	$1,401	$—	$—	$—	$5,174	$3,601
Callidus Capital Corporation	$6,000	$—	$—	$—	$—	$—	$—	$—	$(3,534)
Ciena Capital LLC	$—	$—	$—	$2,353	$—	$—	$—	$—	$(16,639)
Citipostal, Inc.	$2,850	$2,802	$—	$3,578	$—	$—	$177	$—	$(6,638)
Coverall North America, Inc.	$—	$30,907	$—	$356	$—	$—	$75	$(6,832)	$7,624
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$191	$—	$—	$—	$—	$(1,298)
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(22)
HCP Acquisition Holdings, LLC	$328	$—	$—	$—	$—	$—	$—	$—	$151
Hot Light Brands, Inc.	$—	$929	$—	$—	$—	$—	$—	$—	$(37)
Huddle House Inc.	$—	$—	$—	$1,529	$—	$—	$375	$—	$1,583
Industrial Air Tool, LP and affiliates	$—	$—	$—	$—	$—	$—	$185	$—	$531
Ivy Hill Asset Management, L.P.	$9,419	$—	$—	$—	$—	$9,524	$—	$—	$31,798
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$—	$2,333	$—	$—	$—	$—	$1,499
Knightsbridge CLO 2007-1 Ltd.	$—	$—	$—	$946	$—	$—	$—	$—	$4,031
Knightsbridge CLO 2008-1 Ltd.	$—	$—	$—	$1,359	$—	$—	$—	$—	$3,357
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Making Memories Wholesale, Inc.	$1,750	$345	$—	$23	$—	$—	$2	$—	$(5,886)
MVL Group, Inc.	$—	$—	$—	$4,249	$—	$—	$—	$—	$1,022
Orion Foods, LLC	$3,300	$110	$—	$5,218	$—	$—	$410	$—	$(5,349)
Penn Detroit Diesel Allison, LLC	$—	$4,077	$—	$—	$—	$—	$250	$1,095	$1,361
Reflexite Corporation	$—	$—	$—	$874	$—	$—	$25	$—	$34,304
Senior Secured Loan Fund LLC*	$183,572	$—	$—	$50,324	$12,706	$—	$5,859	$—	$(4,623)
Stag-Parkway, Inc.	$—	$—	$—	$2,168	$—	$35	$125	$—	$958
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$947	$—	$—	$—	$238	$—	$—	$1,011

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), we co-invest through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by GE and the Company; therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(10)
Public company with outstanding equity with a market value in excess of $250 million and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) of the Investment Company Act). Ares Capital continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a business development company to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area, Ares Capital has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified these entities in our schedule of investments as "non-qualifying assets" should the Staff ultimately disagree with Ares Capital's position.

(12)
Variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 5.00% on $40 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(14)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(15)
Loan was on non-accrual status as of June 30, 2011.

(16)
Loan includes interest rate floor feature.

(17)
In addition to the interest earned based on the contractual stated interest rate of this security, the notes entitle us to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2010

(dollar amounts in thousands)

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
AGILE Fund I, LLC(7)(9)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$264	$217

BB&T Capital Partners/Windsor Mezzanine Fund, LLC(6)(9)	Investment company	Member interest (32.59% interest)		4/1/2010	11,900	15,704

Callidus Debt Partners CDO Fund I, Ltd.(8)(9)	Investment company	Class C notes ($18,800 par due 12/2013)		4/1/2010	2,669	1,239
		Class D notes ($9,400 par due 12/2013)		4/1/2010	—	—	(14)

					2,669	1,239

Callidus Debt Partners CLO Fund III, Ltd.(8)(9)	Investment company	Preferred shares (23,600,000 shares)	7.18%	4/1/2010	4,343	7,324

Callidus Debt Partners CLO Fund IV, Ltd.(8)(9)	Investment company	Class D notes ($3,000 par due 4/2020)	4.84% (Libor + 4.55%/Q)	4/1/2010	1,824	1,817
		Subordinated notes ($17,500 par due 4/2020)	14.92%	4/1/2010	6,935	11,720

					8,759	13,537

Callidus Debt Partners CLO Fund V, Ltd.(8)(9)	Investment company	Subordinated notes ($14,150 par due 11/2020)	23.49%	4/1/2010	8,586	11,995

Callidus Debt Partners CLO Fund VI, Ltd.(8)(9)	Investment company	Class D notes ($9,000 par due 10/2021)	6.29% (Libor + 6.00%/Q)	4/1/2010	4,039	5,538
		Subordinated notes ($25,500 par due 10/2021)	20.14%	4/1/2010	11,572	22,711

					15,611	28,249

Callidus Debt Partners CLO Fund VII, Ltd.(8)(9)	Investment company	Subordinated notes ($28,000 par due 1/2021)	11.94%	4/1/2010	10,216	17,197

Callidus MAPS CLO Fund I LLC	Investment company	Class E notes ($17,000 par due 12/2017)	5.79% (Libor + 5.5%/Q)	4/1/2010	11,863	11,535
		Subordinated notes ($47,900 par due 12/2017)	8.62%	4/1/2010	12,652	19,156

					24,515	30,691

Callidus MAPS CLO Fund II, Ltd.(8)(9)	Investment company	Class D notes ($7,700 par due 7/2022)	4.54% (Libor + 4.25%/Q)	4/1/2010	3,428	4,364
		Subordinated notes ($17,900 par due 7/2022)	18.41%	4/1/2010	8,857	13,624

					12,285	17,988

Carador PLC(6)(8)(9)(10)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	5,333

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	2,553	2,500

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,041

Dryden XVIII Leveraged Loan 2007 Limited(8)(9)	Investment company	Class B notes ($9,000 par due 10/2019)	4.79% (Libor + 4.50%/Q)	4/1/2010	3,816	4,823

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Subordinated notes ($21,164 par due 10/2019)	23.01%	4/1/2010	12,266	19,436

Dynamic India Fund IV, LLC(9)	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	4,822

Fidus Mezzanine Capital, L.P.(9)	Investment partnership	Limited partnership interest (29.12% interest)		4/1/2010	9,206	7,499

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($73,811 par due 12/2016)	1.00% PIK	12/31/2006	73,569	54,050	(4)
		Common stock (10,000 shares)		12/31/2006	10,000	—
		Common stock (30,000 shares)		12/31/2006	30,000	—

					113,569	54,050

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100% interest)		4/1/2010	808	993

Imperial Capital Private Opportunities, LP(6)(9)	Investment partnership	Limited partnership interest (80% interest)		5/10/2007	6,643	5,300

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.25% (Libor + 6.00%/Q)	11/20/2007	40,000	37,200
		Subordinated notes ($15,351 par due 11/2018)	15.50%	11/20/2007	15,351	14,737

					55,351	51,937

Knightsbridge CLO 2007-1 Ltd.(7)(8)(9)	Investment company	Class E notes ($20,350 par due 1/2022)	9.29% (Libor + 9.00%/Q)	3/24/2010	14,852	14,545

Knightsbridge CLO 2008-1 Ltd.(7)(8)(9)	Investment company	Class C notes ($14,400 par due 6/2018)	7.80% (Libor + 7.50%/Q)	3/24/2010	14,400	14,400
		Class D notes ($9,000 par due 6/2018)	8.79% (Libor + 8.50%/Q)	3/24/2010	9,000	9,000
		Class E notes ($14,850 par due 6/2018)	5.29% (Libor + 5.00%/Q)	3/24/2010	13,596	10,488

					36,996	33,888

Kodiak Funding, LP(9)	Investment partnership	Limited partnership interest (1.52% interest)		4/1/2010	918	788

Novak Biddle Venture Partners III, L.P.(9)	Investment partnership	Limited partnership interest (2.47% interest)		4/1/2010	221	254

Pangaea CLO 2007-1 Ltd. (8)(9)	Investment company	Class D notes ($15,000 par due 1/2021)	5.04% (Libor + 4.75%/Q)	4/1/2010	9,061	8,307

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	2,370	2,393

Senior Secured Loan Fund LLC(7)(16)	Co-investment vehicle	Subordinated certificates ($548,161 par due 12/2015)	8.30% (Libor + 8.00%/Q)	10/30/2009	537,439	561,674

Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	3,162	—

VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	994	699

					924,287	924,423		30.30%

Healthcare—Services
Axium Healthcare Pharmacy, Inc.	Specialty pharmacy provider	Senior subordinated loan ($3,160 par due 3/2015)	8.00%	4/1/2010	2,915	3,002	(4)

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (1,000,000 units)		8/19/2010	1,000	1,000

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare analysis services	Preferred stock (7,427 shares)		6/15/2007	8,763	8,325
		Common stock (9,679 shares)		6/15/2007	4,000	9,656
		Common stock (1,546 shares)		6/15/2007	—	1,542

					12,763	19,523

DSI Renal Inc.(6)	Dialysis provider	Senior secured loan ($9,359 par due 3/2013)	8.50% (Libor + 6.50%/M)	4/4/2006	9,284	9,359	(15)
		Senior subordinated loan ($69,009 par due 4/2014)	6.00% Cash, 10.00% PIK	4/4/2006	68,523	69,006	(4)
		Common units (19,726 units)		4/4/2006	19,684	40,687

					97,491	119,052

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.31% (Libor + 4.0%/Q)	12/14/2007	10,944	10,764	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.31% (Libor + 4.0%/Q)	12/14/2007	11,586	11,400	(3)

					22,530	22,164

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,044,176 units)		6/26/2008	10,044	5,070

Heartland Dental Care, Inc.	Dental services	Senior subordinated loan ($27,717 par due 7/2014)	14.25%	7/31/2008	27,717	28,548

INC Research, Inc.	Pharmaceutical and biotechnology consulting services	Senior subordinated loan ($10,039 par due 9/2017)	13.50%	9/27/2010	10,039	10,039
		Common stock (1,000,000 shares)		9/27/2010	1,000	1,000

					11,039	11,039

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($66,169 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	66,169	66,169	(15)
		Senior secured loan ($48,511 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	48,511	48,511	(2)(15)
		Senior secured loan ($9,023 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/15/2010	9,023	9,023(3	)(15)

					123,703	123,703

MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Healthcare equipment services	Junior secured loan ($18,851 par due 1/2014)		1/31/2007	18,851	943	(14)
		Junior secured loan ($11,310 par due 1/2014)		1/31/2007	11,310	566	(3)(14)
		Common stock (50,000 shares)		1/31/2007	5,000	—

					35,161	1,509
MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2013)	6.51% (Libor + 6.25%/M)	5/3/2007	5,000	4,800	(3)

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
NS Merger Sub. Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior subordinated loan ($579 par due 6/2017)	13.50%	6/21/2010	579	579
		Senior subordinated loan ($50,000 par due 6/2017)	13.50%	6/21/2010	50,000	50,000	(2)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,500

					53,079	53,079

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	2,910

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Senior secured loan ($11,287 par due 5/2014)	8.25% (Libor + 7.0%/Q)	5/9/2008	11,287	11,287	(2)(15)
		Senior secured loan ($10,419 par due 5/2014)	8.25% (Libor + 7.0%/Q)	5/9/2008	10,419	10,419	(3)(15)
		Series A preferred stock (1,594,457 shares)		7/30/2008	11,156	10,978	(4)
		Common stock (16,106 shares)		7/30/2008	100	—

					32,962	32,684

PG Mergersub, Inc.	Provider of patient surveys, management reports and national databases for integrated healthcare delivery system	Senior secured loan ($1,100 par due 11/3/2015)	6.75% (Libor + 5.0%/Q)	11/3/2010	1,098	1,100	(15)
		Senior secured loan ($9,200 par due 11/3/2015)	6.75% (Libor + 5.0%/Q)	11/3/2010	9,171	9,200	(3)(15)
		Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,948	4,000
		Preferred stock (333 shares)		3/12/2008	125	9
		Common stock (16,667 shares)		3/12/2008	167	471

					14,509	14,780

Reed Group, Ltd.	Medical disability management services provider	Senior secured loan ($10,755 par due 12/2013)		4/1/2010	9,129	9,142	(14)
		Senior secured revolving loan ($1,250 par due 12/2013)		4/1/2010	1,097	1,063	(14)
		Senior subordinated loan ($19,625 par due 12/2013)		4/1/2010	15,918	10,714	(14)
		Equity interests		4/1/2010	203	—

					26,347	20,919

Regency Healthcare Group, LLC(6)	Hospice provider	Preferred member interest (1,293,960 shares)		4/1/2010	2,007	1,672

Soteria Imaging Services, LLC(6)	Outpatient medical imaging provider	Junior secured loan ($1,687 par due 11/2010)		4/1/2010	1,644	1,383	(14)
		Junior secured loan ($2,422 par due 11/2010)		4/1/2010	2,361	1,986	(14)
		Preferred member interest (1,881,234 units)		4/1/2010	—	—

					4,005	3,369

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets

Sunquest Information Systems, Inc.	Laboratory software solutions provider	Junior secured loan ($95,000 par due 6/2017)	9.75% (Libor + 8.50%/M)	12/16/2010	95,000	95,000	(15)
		Junior secured loan ($50,000 par due 6/2017)	9.75% (Libor + 8.50%/M)	12/16/2010	50,000	50,000	(2)(15)

					145,000	145,000

U.S. Renal Care, Inc.	Dialysis provider	Senior subordinated loan ($20,235 par due 5/2017)	11.25% Cash, 2.00% PIK	5/24/2010	20,235	20,235	(4)

Univita Health Inc.	Outsourced services provider	Senior subordinated loan ($21,094 par due 12/2014)	12.00% Cash, 3.00% PIK	12/22/2009	21,094	21,094	(4)

VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan ($7,580 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	7,580	7,580	(4)
		Preferred stock (3,888,222 shares)		7/14/2008	8,748	11,624

					16,328	19,204

					687,929	674,356		22.11%

Business Services
Aviation Properties Corporation(7)	Aviation services	Common stock (100 shares)		4/1/2010	—	—

BenefitMall Holdings Inc.(7)	Employee benefits broker services	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326
		Common stock (39,274,290 shares)		4/1/2010	53,510	50,450
		Warrants		4/1/2010	—	—

					93,836	90,776

Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior secured loan ($733 par due 7/2015)	7.50% (Libor + 4.50%/M)	7/31/2008	721	733	(3)(15)
		Senior subordinated loan ($101 par due 7/2016)	13.00%	7/31/2008	90	104
		Senior subordinated loan ($5,007 par due 7/2016)	13.00%	7/31/2008	4,983	5,157	(2)

					5,794	5,994

CitiPostal Inc.(7)	Document storage and management services	Senior secured revolving loan ($691 par due 12/2013)	6.50% (Libor + 4.50%/M)	4/1/2010	691	691	(15)
		Senior secured revolving loan ($700 par due 12/2013)	6.50% (Libor + 4.50%/Q)	4/1/2010	700	700	(15)
		Senior secured revolving loan ($1,250 par due 12/2013)	6.75% (Base Rate + 3.25%/Q)	4/1/2010	1,250	1,250	(15)
		Senior secured loan ($49,333 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	49,333	49,333	(2)(4)
		Senior secured loan ($482 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	482	482	(4)
		Senior subordinated loan ($12,526 par due 12/2015)	16.00% PIK	4/1/2010	12,526	12,022	(4)
		Common stock (37,024 shares)		4/1/2010	—	—

					64,982	64,478

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Cook Inlet Alternative Risk, LLC	Risk management services	Senior secured loan ($40,000 par due 4/2013)	8.50%	4/1/2010	25,124	26,083
		Senior secured loan ($44,346 par due 4/2013)	8.50%	4/1/2010	26,622	28,917
		Member interest (3.17%)		4/1/2010	—	—

					51,746	55,000

Coverall North America, Inc.(7)	Commercial janitorial service provider	Senior secured loan ($15,763 par due 7/2011)	12.00%	4/1/2010	15,763	15,763	(2)
		Senior secured loan ($15,864 par due 7/2011)	12.00%	4/1/2010	15,864	15,864	(2)
		Senior subordinated loan ($5,557 par due 7/2011)		4/1/2010	5,554	928	(14)
		Common stock (763,333 shares)		4/1/2010	2,999	—

					40,180	32,555

Digital Videostream, LLC	Media content supply chain services company	Senior secured loan ($256 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	256	256	(4)
		Senior secured loan ($9 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	9	9	(2)(4)
		Senior secured loan ($10,403 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	10,345	10,403	(2)(4)
		Convertible subordinated loan ($5,538 par due 2/2016)	10.00% PIK	4/1/2010	5,978	6,025	(4)

					16,588	16,693

Diversified Collections Services, Inc.	Collections services	Senior secured loan ($6,921 par due 3/2012)	7.50% (Libor + 5.50%/Q)	4/1/2010	6,921	6,921	(3)(15)
		Senior secured loan ($79 par due 3/2012)	7.50% (Libor + 5.50%/Q)	4/1/2010	79	79	(3)(15)
		Senior secured loan ($34,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	4/1/2010	34,000	34,000	(2)(15)
		Senior secured loan ($2,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	4/1/2010	2,000	2,000	(2)(15)
		Preferred stock (14,927 shares)		5/18/2006	169	289
		Common stock (114,004 shares)		2/5/2005	295	445
		Common stock (478,816 shares)		4/1/2010	1,478	1,586

					44,942	45,320

Diversified Mercury Communications, LLC	Business media consulting services	Senior secured loan ($1,774 par due 3/2013)	8.00% (Base Rate + 4.50%/M)	4/1/2010	1,613	1,596	(15)

Impact Innovations Group, LLC(7)	IT consulting and outsourcing services	Member interest (50% interest)		4/1/2010	—	—

Interactive Technology Solutions, LLC	IT services provider	Senior secured loan ($7,944 par due 6/2015)	9.50% (Libor + 6.50%/Q)	10/21/2010	7,944	7,944	(15)
		Senior secured loan ($8,900 par due 6/2015)	9.50% (Libor + 6.50%/Q)	10/21/2010	8,900	8,900	(3)(15)

					16,844	16,844

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	564

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,366
		Common units (1,725,280 units)		4/1/2010	—	—

					788	1,366

MVL Group, Inc.(7)	Marketing research provider	Senior secured loan ($22,772 par due 7/2012)	12.00%	4/1/2010	22,772	22,772
		Senior subordinated loan ($34,937 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	33,884	34,937	(4)
		Junior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	33
		Common stock (554,091 shares)		4/1/2010	—	—
		Common stock (560,716 shares)		4/1/2010	—	—

					56,656	57,742

PC Helps Support, LLC	Technology support provider	Senior secured loan ($7,153 par due 12/2013)	3.54% (Libor + 3.25%/Q)	4/1/2010	7,153	7,153	(3)
		Senior subordinated loan ($23,377 par due 12/2013)	12.76%	4/1/2010	23,377	23,377

					30,530	30,530

Pillar Processing LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875
		Senior secured loan ($5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	(2)
		Senior secured loan ($14,730 par due 11/2013)	5.80% (Libor + 5.50%/Q)	11/20/2007	14,730	14,730	(2)
		Senior secured loan ($9,194 par due 11/2013)	5.80% (Libor + 5.50%/Q)	11/20/2007	9,194	9,194	(3)
		Common stock (85 shares)		11/20/2007	3,768	5,701

					35,067	37,000

Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated loan ($10,222 par due 2/2013)		8/24/2006	10,222	102	(14)
		Preferred units (4,000 units)		8/24/2006	3,600	—
		Common units (4,000,000 units)		8/24/2006	400	—

					14,222	102

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Bankruptcy and foreclosure processing services	Senior subordinated loan ($16,788 par due 2/2014)	11.50% Cash, 2.00% PIK	2/9/2007	16,788	16,788	(4)
		Senior subordinated loan ($27,032 par due 2/2014)	11.50% Cash, 2.00% PIK	2/9/2007	27,032	27,032	(2)(4)
		Preferred units (30,000 units)		4/11/2006	3,000	4,661

					46,820	48,481

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)	11.00%	4/1/2010	5,105	5,438

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	257

Summit Business Media, LLC	Business media consulting services	Junior secured loan ($11,930 par due 7/2014)		8/3/2007	10,276	239	(3)(14)

Summit Energy Services, Inc.	Energy management consulting services	Common stock (38,778 shares)		4/1/2010	222	287
		Common stock (385,608 shares)		4/1/2010	2,336	2,850

					2,558	3,137

Tradesmen International, Inc.	Construction labor support	Senior subordinated loan ($20,000 par due 5/2014)	10.00%	4/1/2010	14,364	20,000
		Warrants to purchase up to 771,036 shares		4/1/2010	—	2,086

					14,364	22,086

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,204	6,475

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—
		Equity interest		4/1/2010	—	—

					—	—

					563,365	542,673		17.79%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,010 par due 11/2012)	6.50% (Libor + 3.50%/Q)	11/27/2006	2,010	2,010	(15)
		Senior secured revolving loan ($108 par due 11/2012)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	108	108	(15)
		Senior secured loan ($22,839 par due 11/2013)	12.50% (Libor + 9.50%/Q)	11/27/2006	22,845	22,839	(2)(15)
		Senior secured loan ($10,705 par due 11/2013)	12.50% (Libor + 9.50%/Q)	11/27/2006	10,705	10,705	(3)(15)
		Promissory note ($14,897 par due 11/2016)		6/1/2006	14,886	10,957	(4)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	—

					50,554	46,619

Encanto Restaurants, Inc.	Restaurant owner and operator	Junior secured loan ($20,997 par due 8/2013)	11.00%	8/2/2006	20,997	19,947	(2)
		Junior secured loan ($3,999 par due 8/2013)	11.00%	8/2/2006	3,999	3,799	(3)

					24,996	23,746

Fulton Holdings Corp	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	(2)(12)

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Common stock (19,672 shares)		5/28/2010	1,967	2,430

					41,967	42,430

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	Senior secured loan ($34,357 par due 9/2014)	10.00% (Libor + 8.50%/Q)	4/1/2010	34,357	34,357	(15)
		Junior secured loan ($37,552 par due 9/2014)	14.00%	4/1/2010	24,881	36,085
		Preferred stock ($10,000 par due)		4/1/2010	—	—
		Class A common units (25,001 units)		4/1/2010	—	—
		Class B common units (1,122,452 units)		4/1/2010	—	—

					59,238	70,442

Huddle House, Inc.(7)	Restaurant owner and operator	Senior subordinated loan ($20,300 par due 12/2015)	12.00% Cash, 3.00% PIK	4/1/2010	20,032	16,202	(4)
		Common stock (358,428 shares)		4/1/2010	—	—

					20,032	16,202

OTG Management, Inc.	Airport restaurant operator	Junior secured loan ($12,603 par due 6/2013)	16.00% (Libor + 11.00% Cash, 2.00% PIK/M)	6/19/2008	12,603	12,603	(4)(15)
		Junior secured loan ($42,030 par due 6/2013)	18.00% (Libor + 11.00% Cash, 4.00% PIK/M)	6/19/2008	42,030	42,030	(4)(15)
		Warrants to purchase up to 100,857 shares of common stock		6/19/2008	100	4,939
		Warrants to purchase up to 9 shares of common stock		6/19/2008	—	—

					54,733	59,572

PMI Holdings, Inc.	Restaurant owner and operator	Senior secured revolving loan ($575 par due 5/2015)	10.00% (Libor + 8.00%/Q)	5/5/2010	575	575	(15)
		Senior secured loan ($9,918 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,918	9,918	(2)(15)
		Senior secured loan ($9,918 par due 5/2015)	10.00% (Libor + 8.00%/M)	5/5/2010	9,918	9,918	(3)(15)
		Senior secured loan ($7 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	7	7	(2)
		Senior secured loan ($7 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	7	7	(3)

					20,425	20,425

S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan ($35,406 par due 7/2012)	13.00% (Libor + 11.00%/Q)	4/1/2010	26,872	33,635	(15)
		Preferred stock (46,690 shares)		4/1/2010	—	—
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—

					26,872	33,635

Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan ($31,625 par due 5/2015)	13.50%	5/23/2008	31,625	31,625
		Senior subordinated loan ($30,000 par due 5/2015)	13.50%	5/23/2008	30,000	30,000	(2)

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	5,287

					69,125	66,912

					367,942	379,983		12.46%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	11,395	13,112

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	—	246

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured loan ($14,000 par due 12/2013)	6.00%	11/23/2010	14,000	14,000
		Senior secured loan ($2,000 par due 12/2015)	12.00%	11/29/2010	2,000	2,000
		Senior secured loan ($20,000 par due 12/2015)	12.00%	11/29/2010	20,000	20,000
		Senior secured loan ($10,000 par due 12/2015)	12.00%	11/29/2010	10,000	10,000
		Equity interests		11/29/2010	53,374	47,063

					99,374	93,063

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($6,000 par due 6/2015)	15.00%	4/1/2010	6,000	6,000
		Senior subordinated loan ($4,000 par due 6/2015)	15.00%	4/1/2010	4,000	4,000
		Senior subordinated loan ($9,500 par due 6/2015)	15.00%	4/1/2010	9,500	9,500

					19,500	19,500

Compass Group Diversified Holdings, LLC(10)	Middle market business manager	Senior secured revolving loan ($735 par due 12/2012)	2.76% (Libor + 2.50%/M)	4/1/2010	735	735
		Senior secured revolving loan ($882 par due 12/2012)	2.76% (L ibor + 2.50%/M)	4/1/2010	882	882

					1,617	1,617

Financial Pacific Company(7)	Commercial finance leasing	Preferred stock (6,500 shares)	8.00% PIK	10/13/2010	6,500	6,543
		Common stock (650,000 shares)		10/13/2010	—	—

					6,500	6,543

Imperial Capital Group, LLC(6)	Investment services	Common units (2,526 units)		5/10/2007	3	4,735
		Common units (315 units)		5/10/2007	—	590
		Common units (7,710 units)		5/10/2007	14,997	14,453

					15,000	19,778

Ivy Hill Asset Management, L.P.(7)	Asset management services	Member interest (100% interest)		6/15/2009	103,458	136,235

					256,844	290,094		9.51%

Consumer Products—Non-durable
Augusta Sportswear, Inc.	Manufacturer of athletic apparel	Senior secured loan ($6,556 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	6,556	6,556	(2)(15)

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($9,353 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	9,353	9,353	(3)(15)

					15,909	15,909

Gilchrist & Soames, Inc.	Personal care manufacturer	Senior subordinated loan ($22,902 par due 10/2013)	13.44%	4/1/2010	22,128	22,902

Insight Pharmaceuticals Corporation(6)	OTC drug products manufacturer	Senior subordinated loan ($50,255 par due 9/2012)	13.00% Cash, 2.00% PIK	4/1/2010	50,255	50,255	(2)(4)(15)
		Senior subordinated loan ($5,298 par due 9/2012)	13.00% Cash, 2.00% PIK	4/1/2010	5,298	5,298	(4)(15)
		Common stock (155,000 shares)		4/1/2010	12,070	13,432

					67,623	68,985

Making Memories Wholesale, Inc.(7)	Scrapbooking branded products manufacturer	Senior secured revolving loan ($250 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	250	250	(15)
		Senior secured revolving loan ($250 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	250	250	(15)
		Senior secured loan ($9,388 par due 8/2014)		8/21/2009	7,433	6,048	(14)(15)
		Senior secured loan ($5,129 par due 8/2014)		8/21/2009	3,979	—	(14)
		Common stock (100 shares)		8/21/2009	—	—

					11,912	6,548

The Step2 Company, LLC	Toy manufacturer	Senior secured loan ($27,000 par due 4/2015)	10.00%	4/1/2010	25,557	27,000	(4)
		Senior subordinated loan ($30,000 par due 4/2015)	15.00%	4/1/2010	28,396	30,000	(4)
		Common units (1,114,343 units)		4/1/2010	24	1,010
		Warrants to purchase up to 3,157,895 shares		4/1/2010	—	—

					53,977	58,010

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred units (6,283 units)	8.00% PIK	6/21/2007	6,784	6,902	(4)
		Common units (5,400 units)		6/21/2007	—	—

					6,784	6,902

Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($4,743 par due 2/2015)	12.00%	1/22/2010	4,772	4,505
		Senior subordinated loan ($50,257 par due 2/2015)	12.00%	1/22/2010	43,287	47,745
		Common stock (4,254 shares)		1/22/2010	1,222	2,194

					49,281	54,444

					227,614	233,700		7.66%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (465,509 shares)		2/8/2008	9,949	13,834

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior secured loan ($20,000 par due 12/2014)	6.25% (Libor + 5.25%/M)	12/10/2010	20,000	20,000	(15)

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Junior secured loan ($9,231 par due 12/2015)	15.28% (Libor + 15.00%/M)	12/10/2010	9,231	9,231
		Junior secured loan ($30,769 par due 12/2015)	15.30% (Libor + 15.00%/M)	12/10/2010	30,769	30,769
		Warrants to purchase up to 578,407 shares		12/13/2010	—	1,009

					60,000	61,009

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Senior subordinated loan ($23,270 par due 1/2015)	16.00% PIK	4/1/2010	21,290	22,106	(4)
		Junior secured loan ($17,000 par due 7/2014)	7.80% (Libor + 7.50%/Q)	4/1/2010	14,881	14,960
		Common stock (2,406 shares)		4/1/2010	926	1,326

					37,097	38,392

ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($160 par due 11/2012)	3.51% (Libor + 3.25%/M)	11/30/2006	160	160	(3)
		Junior secured loan ($8,333 par due 11/2013)	7.26% (Libor + 7.00%/M)	11/30/2006	8,333	8,333	(3)

					8,493	8,493

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Series B preferred stock (1,401,385 shares)		8/5/2010	4,004	4,244
		Series B preferred stock (348,615 shares)		8/5/2010	996	1,056
		Series C preferred stock (1,994,644 shares)		6/7/2010	547	2,586
		Series C preferred stock (517,942 shares)		6/7/2010	142	672
		Common stock (16 shares)		6/7/2010	—	—
		Common stock (4 shares)		6/7/2010	—	—

					5,689	8,558

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($19,997 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	19,997	19,997	(15)
		Senior secured loan ($10,863 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	10,863	10,863	(3)(15)

					30,860	30,860

R3 Education, Inc. (formerly known as Equinox EIC Partners, LLC and MUA Management Company) and EIC Acquisitions Corp.(8)	Medical school operator	Senior secured loan ($6,275 par due 4/2013)	9.00% (Libor + 6.00%/Q)	4/3/2007	6,275	9,652	(3)(15)
		Senior secured loan ($10,113 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	10,113	15,555	(15)
		Senior secured loan ($4,000 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	4,000	6,153	(3)(15)
		Senior secured loan ($5,727 par due 4/2013)	13.00% PIK	12/8/2009	2,335	8,809	(4)
		Preferred stock (800 shares)		7/30/2008	200	100
		Preferred stock (8,000 shares)		7/30/2008	2,000	1,000
		Common membership interest (26.27% interest)		9/21/2007	15,800	20,734

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—

					40,723	62,003

					192,811	223,149		7.32%

Manufacturing
Component Hardware Group, Inc.	Commercial equipment manufacturer	Senior secured loan ($3,014 par due 12/2014)	7.00% Cash, 3.00% PIK	8/4/2010	3,014	3,014	(4)
		Senior subordinated loan ($10,078 par due 12/2014)	7.50% Cash, 5.00% PIK	4/1/2010	5,775	10,078	(4)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	1,240

					8,789	14,332

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($375 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	375	375	(15)
		Senior secured loan ($5,801 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	5,801	5,801	(15)
		Senior secured loan ($536 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	536	536	(3)(15)
		Senior secured loan ($8,296 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/22/2006	8,296	8,296	(3)(15)
		Senior secured loan ($3,806 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/22/2006	3,806	3,806	(15)
		Senior secured loan ($1,579 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/22/2006	1,579	1,579	(3)(15)
		Senior secured loan ($3,558 par due 5/2011)	13.00% Cash, 3.00% PIK	5/22/2006	3,558	3,558	(4)
		Senior secured loan ($5,089 par due 5/2011)	13.00% Cash, 3.00% PIK	5/22/2006	5,089	5,089	(2)(4)

					29,040	29,040

Industrial Air Tool, LP and Affiliates d/b/a Industrial Air Tool(7)	Industrial products	Class B common units (37,125 units)		4/1/2010	6,000	14,787
		Member interest (375 units)		4/1/2010	7,419	149

					13,419	14,936

NetShape Technologies, Inc.	Metal precision engineered components manufacturer	Senior secured revolving loan ($972 par due 2/2013)	4.06% (Libor + 3.75%/M)	4/1/2010	521	602
		Common units (1,000 units)		1/30/2007	1,000	—

					1,521	602

Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan ($3,282 par due 11/2014)	20.00% (Base Rate + 12.25% Cash, 7.50% PIK/Q)	2/26/2008	3,282	3,282	(4)(15)
		Senior subordinated loan ($5,999 par due 11/2014)	20.00% (Base Rate + 12.25% Cash, 7.50% PIK/Q)	2/26/2008	5,999	5,999	(3)(4)(15)
		Common stock (1,821,860 shares)		3/28/2006	27,435	30,523

					36,716	39,804

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
STS Operating, Inc.	Hydraulic systems equipment and supplies provider	Senior subordinated loan ($30,386 par due 1/2013)	11.00%	4/1/2010	29,461	30,386	(2)

Bundy Refrigeration International Holding B.V. (aka Tyde Group Worldwide)(8)	Refrigeration and cooling systems parts manufacturer	Senior secured loan ($9,010 par due 4/2012)	13.13% (Base Rate + 9.88%/Q)	12/15/2010	9,010	9,010
		Senior secured loan ($15,592 par due 4/2012)	15.38% (Base Rate + 12.13%/Q)	12/15/2010	15,592	15,592

					24,602	24,602

UL Holding Co., LLC	Petroleum product manufacturer	Senior secured loan ($5,000 par due 12/2012)	15.00%	8/13/2010	5,000	5,000
		Junior secured loan ($2,108 par due 12/2012)	9.66% (Libor + 9.38%/Q)	12/21/2007	2,108	2,108
		Junior secured loan ($839 par due 12/2012)	9.66% (Libor + 9.38%/Q)	12/21/2007	839	839	(3)
		Junior secured loan ($2,119 par due 12/2012)	14.50%	12/21/2007	2,119	2,119
		Junior secured loan ($844 par due 12/2012)	14.50%	12/21/2007	844	844	(3)
		Junior secured loan ($10,809 par due 12/2012)	9.66% (Libor + 9.38%/Q)	12/21/2007	10,809	10,809	(3)
		Junior secured loan ($2,963 par due 12/2012)	14.50%	12/21/2007	2,963	2,963	(2)
		Junior secured loan ($988 par due 12/2012)	14.50%	12/21/2007	988	988	(3)
		Common units (50,000 units)		4/25/2008	500	97
		Common units (207,843 units)		4/25/2008	—	403

					26,170	26,170

Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—

					177,648	179,872		5.90%

Services—Other
The Dwyer Group	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($27,100 par due 12/2016)	14.50%	12/22/2010	27,100	27,100
		Series A preferred units (15,000,000 units)	8.00% PIK	12/22/2010	15,000	15,000

					42,100	42,100

Growing Family, Inc. and GFH Holdings, LLC(6)	Photography services	Senior secured revolving loan ($182 par due 8/2011)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	178	80	(4)(15)
		Senior secured revolving loan ($2,252 par due 8/2011)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	2,207	991	(4)(15)
		Senior secured loan ($524 par due 3/2013)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	514	230	(4)(15)

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($6,498 par due 3/2013)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	6,378	2,859	(4)(15)
		Preferred stock (8,750 shares)		3/16/2007	—	—
		Common stock (552,430 shares)		3/16/2007	872	—
		Warrants to purchase up to 11,313,678 Class B units		3/16/2007	—	—

					10,149	4,160

PODS Funding Corp.	Storage and warehousing	Senior subordinated loan ($25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125
		Senior subordinated loan ($7,582 par due 12/2015)	16.64% PIK	12/23/2009	6,290	7,430	(4)

					31,415	32,555

United Road Towing, Inc.	Towing company	Junior secured loan ($18,840 par due 1/2014)	14.75% (Libor + 11.25% Cash, 1.00% PIK/Q)	4/1/2010	18,606	18,840	(4)(15)
		Warrants to purchase up to 607 shares		4/1/2010	—	4

					18,606	18,844

Web Services Company, LLC	Laundry service and equipment provider	Senior secured loan ($4,888 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,718	4,888	(3)
		Senior subordinated loan ($13,563 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	13,563	13,563	(4)
		Senior subordinated loan ($26,462 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	26,462	26,462	(2)(4)

					44,743	44,913

					147,013	142,572		4.67%

Consumer Products—Durable
Bushnell Inc.	Sports optics manufacturer	Senior subordinated loan ($41,325 par due 2/2014)	6.80% (Libor + 6.50%/Q)	4/1/2010	30,708	30,994

Carlisle Wide Plank Floors, Inc.	Hardwood floor manufacturer	Senior secured loan ($1,545 par due 6/2011)		4/1/2010	1,449	773	(4)(14)
		Common stock (345,056 shares)		4/1/2010	—	—

					1,449	773

Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership based buying club franchisor and operator	Senior secured loan ($1,897 par due 11/2012)	8.25% (Base Rate + 5.00%/Q)	12/14/2007	1,858	1,897	(2)(15)
		Senior subordinated loan ($81,634 par due 5/2013)	12.00% Cash, 4.00% PIK	4/1/2010	77,892	81,634	(4)
		Limited partnership interest (80,000 shares)		4/1/2010	3,112	3,414
		Partnership interests (100,000 shares)		11/30/2007	10,000	4,347

					92,862	91,292

					125,019	123,059		4.03%

Telecommunications
American Broadband Communications, LLC and American Broadband Holding Company	Broadband communication services	Senior secured loan ($5,530 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	5,861	5,530	(15)

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Senior secured loan ($17,775 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	16,924	17,775	(2)(15)
		Senior secured loan ($9,283 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	9,283	9,283	(3)(15)
		Senior subordinated loan ($30,594 par due 11/2014)	12.00% Cash, 4.00% PIK	9/1/2010	30,594	30,594	(4)
		Senior subordinated loan ($32,768 par due 11/2014)	12.00% Cash, 4.00% PIK	2/8/2008	32,768	32,768	(2)(4)
		Senior subordinated loan ($10,321 par due 11/2014)	12.00% Cash, 4.00% PIK	11/7/2007	10,321	10,321	(4)
		Warrants to purchase up to 200 shares		11/7/2007	—	3,915
		Warrants to purchase up to 208 shares		9/1/2010	—	—

					105,751	110,186

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

					105,751	110,186		3.59%

Food and Beverage
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($1,200 par due 10/1/2013)	12.00% (Base Rate + 8.00%/Q)	10/5/2007	1,200	1,200	(15)
		Senior secured loan ($14,162 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,162	14,162	(15)
		Senior secured loan ($14,900 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,900	14,900	(3)(15)
		Senior units (50,000 units)		10/5/2007	5,000	5,036

					35,262	35,298

Border Foods, Inc.(7)	Green chile and jalapeno products manufacturer	Senior secured loan ($28,526 par due 3/2012)	13.50%	4/1/2010	28,526	28,526
		Preferred stock (100,000 shares)		4/1/2010	21,346	22,801
		Common stock (148,838 shares)		4/1/2010	13,472	4,809
		Common stock (87,707 shares)		4/1/2010	—	2,834
		Common stock (23,922 shares)		4/1/2010	—	773

					63,344	59,743

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($6,673 par due 2/2013)	13.00% PIK	2/6/2008	6,673	6,673	(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,650

					9,173	8,323

Distant Lands Trading Co.	Coffee manufacturer	Common stock (1,294 shares)		4/1/2010	980	1,048
		Common stock (2,157 shares)		4/1/2010	—	—

					980	1,048

Ideal Snacks Corporation	Snacks manufacturer	Senior secured revolving loan ($1,084 par due 6/2011)	8.50% (Base Rate + 4.00%/M)	4/1/2010	1,084	922	(15)

					109,843	105,334		3.45%

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured revolving loan ($780 par due 3/2012)	7.25% (Base Rate + 4.00%/Q)	3/27/2007	780	765
		Senior secured loan ($11,523 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,523	11,523	(4)
		Senior secured loan ($2,939 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	2,939	2,880	(2)
		Senior secured loan ($3,420 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	3,420	3,420	(4)
		Senior secured loan ($25,841 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	25,841	25,324	(2)
		Senior secured loan ($11,307 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	11,307	11,081	(3)

					55,810	54,993

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,170,182 shares)		8/8/2006	4,500	7,238

Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($2,413 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	2,409	2,364	(3)(4)(15)
		Senior secured loan ($28,122 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	28,089	27,560	(4)(15)
		Senior secured loan ($7,110 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	7,188	6,968	(3)(4)(15)
		Preferred stock (73 shares)		3/19/2009	—	1,939
		Preferred stock (80 shares)		9/28/2006	1,800	2,121
		Common stock (800 shares)		9/28/2006	200	—
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	—

					39,686	40,952

					99,996	103,183		3.38%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding company	Senior subordinated loan ($23,247 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	23,247	23,247	(4)
		Member interest (10.00% interest)		4/1/2010	594	578
		Option (25,000 units)		4/1/2010	25	25

					23,866	23,850

Allied Capital REIT, Inc.(7)	Real estate investment trust	Real estate equity interests		4/1/2010	50	35
		Real estate equity interests		4/1/2010	115	699

					165	734

American Commercial Coatings, Inc.	Real estate property	Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	1,927	1,875	(14)

Aquila Binks Forest Development, LLC	Real estate developer	Commercial mortgage loan ($12,870 par due 6/2011)		4/1/2010	11,293	4,812	(14)
		Real estate equity interest		4/1/2010

					11,293	4,812

Cleveland East Equity, LLC	Hotel operator	Real estate equity interest (2,522,748 shares)		4/1/2010	1,026	2,051

Commons R-3, LLC	Real estate developer	Real estate equity interest		4/1/2010	—	—

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($433 par due 6/2010)		4/1/2010	433	444	(14)
		Senior subordinated loan ($4,124 par due 1/2012)		4/1/2010	1,475	—	(14)
		Senior subordinated loan ($4,348 par due 6/2017)		4/1/2010	1,482	1,288	(14)
		Senior subordinated loan ($2,722 par due 6/2017)		4/1/2010	928	1,963	(14)
		Senior subordinated loan ($5,974 par due 9/2012)		4/1/2010	2,051	—	(14)
		Senior subordinated loan ($263 par due 3/2013)		4/1/2010	263	—	(14)
		Senior subordinated loan ($2,112 par due 9/2011)		4/1/2010	—	—	(14)
		Senior subordinated loan ($3,078 par due 1/2012)		4/1/2010	—	—	(14)
		Senior subordinated loan ($2,926 par due 6/2017)		4/1/2010	—	—	(14)
		Senior subordinated loan ($2,050 par due 6/2017)		4/1/2010	—	—	(14)
		Senior subordinated loan ($4,826 par due 9/2012)		4/1/2010	—	—	(14)
		Preferred equity interest		4/1/2010	—	—
		Preferred equity interest		4/1/2010	—	43
		Common equity interest		4/1/2010	35	—
		Member interests		4/1/2010	—	—

					6,667	3,738

DI Safford, LLC	Hotel operator	Commercial mortgage loan ($5,311 par due 5/2032)		4/1/2010	2,757	2,750	(14)

Holiday Inn West Chester	Hotel property	Real estate owned		4/1/2010	3,513	3,330

Hot Light Brands, Inc.(7)	Real estate holding company	Senior secured loan ($27,393 par due 2/2011)		4/1/2010	4,875	4,629	(14)
		Common stock (93,500 shares)		4/1/2010	—	—

					4,875	4,629

MGP Park Place Equity, LLC	Office building operator	Commercial mortgage loan ($6,170 par due 5/2011)		4/1/2010	320	163	(14)

NPH, Inc.	Hotel property	Real estate equity interest		4/1/2010	5,291	6,907

Van Ness Hotel, Inc.	Hotel operator	Commercial mortgage loan ($3,750 par due 8/2013)		4/1/2010	1,027	— (14)
		Commercial mortgage loan ($13,702 par due 12/2011)	5.50%	4/1/2010	13,702	11,291
		Real estate equity interests		4/1/2010	—	—

					14,729	11,291

					76,429	66,130		2.17%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,500

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Stag-Parkway, Inc.(7)	Automotive aftermarket components supplier	Senior secured loan ($34,500 par due 12/2014)	12.50% (Libor + 11.00%/Q)	9/30/2010	34,500	34,500	(15)
		Preferred stock (4,200 shares)	16.50%	9/30/2010	2,328	4,200
		Common stock (10,200 shares)		9/30/2010	—	13,987

					36,828	52,687

					39,328	55,187		1.81%

Computers and Electronics
Network Hardware Resale, Inc.	Networking equipment resale provider	Senior subordinated loan ($12,343 par due 12/2011)	12.00% (Base Rate + 6.00%/A)	4/1/2010	12,343	12,343	(2)(15)
		Convertible junior subordinated loan ($17,518 par due 12/2015)	9.75% PIK	4/1/2010	17,680	21,039	(4)

					30,023	33,382

TZ Merger Sub, Inc.	Healthcare enterprise software developer	Senior secured loan ($4,678 par due 8/2015)	6.75% (Base Rate + 3.50%/Q)	6/15/2009	4,597	4,678	(3)

					34,620	38,060		1.25%

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan ($4,755 par due 12/2012)		12/21/2005	4,755	1,517	(14)
		Junior secured loan ($2,086 par due 12/2012)		12/21/2005	2,086	666	(3)(14)
		Junior secured loan ($4,755 par due 12/2012)		12/21/2005	4,755	1,517	(14)
		Junior secured loan ($2,086 par due 12/2012)		12/21/2005	2,086	666	(3)(14)

					13,682	4,366

Mactec, Inc.	Engineering and environmental services	Class B-4 stock (16 shares)		11/3/2004	—	—
		Class C stock (5,556 shares)		11/3/2004	—	162

					—	162
Sigma International Group, Inc.(8)	Water treatment parts manufacturer	Junior secured loan ($1,833 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	1,833	1,283	(15)
		Junior secured loan ($917 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	917	642	(15)
		Junior secured loan ($2,778 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	2,778	1,944	(15)
		Junior secured loan ($4,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	4,000	2,800	(3)(15)
		Junior secured loan ($2,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	2,000	1,400	(3)(15)
		Junior secured loan ($6,060 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	6,060	4,242	(3)(15)

					17,588	12,311

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Universal Environmental Services, LLC	Hydrocarbon recycling and related waste management services and products	Preferred member interest (15.00% interest)		4/1/2010	—	—
		Preferred member interest (850,242 shares)		4/1/2010	—	—
		Preferred member interest (7,099 shares)		4/1/2010	—	—
		Preferred member interest (763,889 shares)		4/1/2010	—	—

					—	—

Waste Pro USA, Inc	Waste management services	Preferred Class A Common Equity (611,615 shares)		11/9/2006	12,263	16,861

Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($12,669 par due 2/2015)		2/5/2007	12,581	760	(14)
		Common stock (13,889 shares)		2/2/2007	1,389	—
					13,970	760

					57,503	34,460		1.13%

Automotive Services
Driven Brands, Inc.(6)	Automotive aftermarket car care franchisor	Senior secured loan ($3,200 par due 10/2014)	6.50% (Libor + 5.00%/M)	5/12/2010	3,116	3,200	(3)(15)
		Senior secured loan ($520 par due 10/2014)	6.50% (Libor + 5.00%/M)	4/1/2010	506	520	(3)(15)
		Senior secured loan ($213 par due 10/2014)	7.00% (Base Rate + 3.75%/M)	4/1/2010	207	213	(3)
		Common stock (3,772,098 shares)		4/1/2010	4,939	6,308

					8,768	10,241

Penn Detroit Diesel Allison, LLC(7)	Diesel engine manufacturer	Member interest (70,249 shares)		4/1/2010	20,069	22,057

					28,837	32,298		1.06%

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Containers—Packaging
Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($1,033 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	9/30/2005	1,033	1,033
		Senior secured loan ($20 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	20	20	(2)
		Senior secured loan ($101 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	101	101	(2)
		Senior secured loan ($308 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	308	308	(3)
		Senior secured loan ($1,539 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	1,539	1,539	(3)
		Senior secured loan ($107 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	107	107	(2)
		Senior secured loan ($1,642 par due 9/2011)	4.26% (Libor + 4.00%/Q)	6/21/2006	1,642	1,642	(3)
		Senior secured loan ($27 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	27	27	(2)
		Senior secured loan ($410 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	410	410	(3)
		Common units (1,800,000 units)		9/29/2005	1,800	15,203

					6,987	20,390

					6,987	20,390		0.67%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($7,250 par due 10/2013)	4.76% (Libor + 4.50%/M)	10/11/2007	7,250	6,453	(2)(13)
		Senior secured loan ($11,500 par due 10/2013)	4.76% (Libor + 4.50%/M)	10/11/2007	11,500	10,235	(3)(13)

					18,750	16,688

					18,750	16,688		0.55%

Printing, Publishing and Media
EarthColor, Inc.(7)	Printing management services	Common stock (89,435 shares)		4/1/2010	—	—

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	—

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2012)	9.00% (Libor + 6.00%/Q)	3/2/2006	1,141	965	(15)
		Senior secured revolving loan ($1,250 par due 10/2012)	9.00% (Base Rate + 5.00%/Q)	3/2/2006	1,250	1,057	(15)
		Senior secured loan ($7,685 par due 10/2012)	14.00% (Libor + 6.00% Cash, 5.00% PIK/Q)	3/2/2006	7,359	7,091	(3)(4)(15)
		Senior secured loan ($187 par due 10/2012)	14.00% (Base Rate + 5.00% Cash, 5.00% PIK/Q)	3/2/2006	179	173	(3)(4)(15)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—

					11,929	9,286

Company(1)	Industry	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (29,969 shares)		9/29/2006	2,997	3,851
		Common stock (15,393 shares)		9/29/2006	3	4

					3,000	3,855

					21,529	13,141		0.43%

Aerospace and Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($6,274 par due 10/2013)	4.02% (Libor + 3.75%/M)	11/18/2007	6,243	6,274	(3)

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00%	1/17/2008	87	87
		Common stock (1,885,195 shares)		1/17/2008	2,291	1,968

					2,378	2,055

					8,621	8,329		0.27%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, development	Warrants to purchase up to 43,356 shares of common stock		4/1/2010	54	—
		Warrants to purchase up to 26,622 shares of common stock		4/1/2010	33	—
		Warrants to purchase up to 80,063 shares of preferred stock		4/1/2010	1,738	207
		Warrants to purchase up to 130,390 shares of preferred stock		4/1/2010	1,067	337

					2,892	544

					2,892	544		0.02%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,956 par due 3/2013)		10/8/2004	8,991	179	(14)
		Common stock (2,743 shares)		10/8/2004	753	—
		Warrants to purchase up to 4,464 shares of common stock		10/8/2004	653	—

					10,397	179

					10,397	179		0.01%

					$4,291,955	$4,317,990		141.55%

(1)
Other than our investments listed in footnote 7 below, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940 (the "Investment Company Act"). In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of December 31, 2010 represented 142% of the Company's net assets or 95% of the Company's total assets.

The investments not otherwise pledged as collateral in respect of the Debt Securitization (as defined below) or the Revolving Funding Facility (as defined below) by the respective obligors thereunder are pledged as collateral by the Company and certain of its other subsidiaries for the Revolving Credit Facility (as defined below) (except for a limited number of exceptions as provided in the credit agreement governing the Revolving Credit Facility).

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(3)
Pledged as collateral for the Debt Securitization.

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2010 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC	$23,171	$—	$—	$2,465	$—	$—	$—	$—	$(16)
Air Medical Group	$30,065	$11,955	$18,205	$106	$—	$—	$13	$14,909	$—
Apple & Eve, LLC and US Juice Partners, LLC	$3,500	$5,022	$2,816	$3,753	$—	$—	$47	$—	$36
BB&T Capital Partners/Windsor Mezzanine Fund, LLC	$13,943	$2,043	$—	$—	$—	$—	$—	$—	$3,804
Carador PLC	$—	$—	$—	$—	$—	$616	$—	$—	$2,844
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$43,462	$—	$4,829	$—	$—	$1	$—	$(197)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$—	$—	$297	$—	$—	$—	$—	$3,070
Direct Buy Holdings, Inc. and Direct Buy Investors, LP	$78,350	$219	$—	$10,767	$—	$—	$—	$6	$826
Driven Brands, Inc.	$103,157	$41	$96,643	$3,032	$—	$—	$—	$843	$1,473
DSI Renal, Inc.	$1,505	$5,346	$7,991	$13,449	$—	$—	$57	$3,863	$24,699
The Dwyer Group	$42,100	$—	$—	$97	$813	$—	$—	$—	$—
Firstlight Financial Corporation	$—	$—	$—	$545	$—	$—	$312	$—	$(1,295)
Growing Family, Inc. and GFH Holdings, LLC	$—	$—	$—	$1,097	$—	$—	$—	$(7,659)	$1,668
Imperial Capital Group, LLC	$—	$—	$151	$—	$—	$1,509	$—	$—	$464
Industrial Container Services, LLC	$1,446	$10,692	$—	$391	$—	$—	$148	$—	$7,049
Insight Pharmaceuticals Corporation	$66,790	$—	$—	$6,325	$—	$—	$375	$—	$1,362
Investor Group Services, LLC	$100	$100	$—	$203	$—	$—	$20	$—	$64
Multi-Ad Services, Inc.	$2,666	$1,886	$—	$149	$—	$—	$17	$—	$578
Pillar Processing LLC and PHL Holding Co.	$—	$4,597	$—	$2,564	$—	$—	$36	$—	$(2,116)
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(409)
Regency Healthcare Group, LLC	$2,007	$—	$—	$—	$—	$—	$—	$—	$(335)
Service Champ, Inc.	$28,463	$26,585	$28,463	$969	$—	$—	$75	$—	$—
Soteria Imaging Services, LLC	$4,080	$—	$142	$348	$—	$—	$—	$—	$(636)
VSS-Tranzact Holdings, LLC	$204	$—	$—	$—	$—	$—	$—	$—	$(1,579)
Universal Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Universal Trailer Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Wastequip, Inc.	$—	$—	$449	$—	$—	$—	$281	$3	$(759)
(7)
As defined in the Investment Company Act, we are deemed to be an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2010 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$264	$—	$—	$—	$—	$124	$—	$—	$(47)
Allied Capital REIT, Inc.	$765	$600	$—	$—	$—	$40	$—	$—	$569
AllBridge Financial, LLC	$11,370	$—	$—	$—	$—	$—	$29	$—	$1,717
Avborne, Inc.	$39	$—	$39	$—	$—	$—	$—	$41	$—
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
BenefitMall Holdings, Inc.	$93,837	$—	$—	$5,525	$—	$—	$375	$—	$(3,060)
Border Foods, Inc.	$68,944	$5,600	$—	$3,107	$—	$—	$25	$—	$(3,601)
Callidus Capital Corporation	$20,120	$16,000	$4,120	$—	$—	$—	$—	$2,580	$(2,354)
Ciena Capital LLC	$98,012	$—	$—	$429	$—	$—	$—	$—	$(6,058)
Citipostal, Inc.	$63,961	$1,020	$—	$7,308	$—	$—	$282	$—	$(504)
Coverall North America, Inc.	$40,189	$—	$—	$3,541	$—	$—	$225	$—	$(7,624)
Crescent Hotels & Resorts, LLC and affiliates	$6,653	$—	$—	$532	$—	$—	$—	$216	$(2,894)
Direct Capital Corporation	$10,109	$—	$—	$—	$—	$—	$—	$(31)	$—
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Financial Pacific Company	$32,800	$—	$32,899	$3,191	$—	$—	$500	$1,592	$1,543
HCI Equity, LLC	$808	$—	$—	$—	$—	$—	$—	$—	$186
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$814
Hot Light Brands, Inc.	$6,746	$1,896	$—	$2	$—	$—	$—	$266	$(246)
Hot Stuff Foods, LLC	$69,167	$10,230	$—	$3,201	$—	$—	$71	$—	$11,203
Huddle House Inc.	$19,607	$—	$—	$2,265	$—	$—	$564	$—	$(3,830)
Industrial Air Tool, LP and affiliates	$13,419	$—	$—	$—	$—	$—	$130	$—	$1,432
Ivy Hill Asset Management, L.P.	$71,116	$4,834	$—	$—	$—	$7,320	$—	$—	$21,633
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$330	$6,859	$—	$—	$—	$—	$884
Knightsbridge CLO 2007-1 Ltd.	$14,852	$—	$—	$1,823	$—	$—	$—	$—	$(307)
Knightsbridge CLO 2008-1 Ltd.	$36,996	$—	$—	$2,189	$—	$—	$—	$—	$(3,108)
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(330)
Making Memories Wholesale, Inc.	$1,250	$1,007	$—	$1,062	$—	$—	$188	$73	$(3,883)
MVL Group, Inc.	$60,707	$4,837	$—	$6,686	$—	$—	$—	$80	$1,086
Penn Detroit Diesel Allison LLC	$20,069	$—	$—	$—	$—	$—	$375	$—	$1,987
Reflexite Corporation	$—	$—	$8,450	$3,568	$—	$—	$141	$950	$5,928
Senior Secured Loan Fund LLC*	$391,571	$15,410	$—	$50,013	$29,946	$—	$6,096	$796	$24,235
Stag-Parkway, Inc.	$36,810	$—	$—	$2,131	$—	$18	$229	$—	$15,513
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$—	$—	$421	$—	$401	$—	$—	$797

  *
  Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), we co-invest through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by GE and the Company; therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise).

(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(10)
Public company with outstanding equity with a market value in excess of $250 million and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(11)
Variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 5% on $40 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25 million aggregate principal amount outstanding of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status as of December 31, 2010.

(15)
Loan includes interest rate floor feature.

(16)
In addition to the interest earned based on the stated contractual interest rate of this security, the notes entitle us to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

For the Six Months Ended June 30, 2011 (unaudited)

(in thousands, except per share data)

					Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets
						Net Unrealized Gain on Investments and Foreign Currency Transactions
	Common Stock			Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2010	204,419	$204	$3,205,326	$(11,336)	$(169,696)	$26,035	$3,050,533
Shares issued in connection with dividend reinvestment plan	711	1	11,551	—	—	—	11,552
Issuance of the Convertible Notes (see Note 5)	—	—	54,717	—	—	—	54,717
Net increase in stockholders' equity resulting from operations	—	—	—	91,586	36,877	32,226	160,689
Dividends declared ($0.70 per share)	—	—	—	(143,210)	—	—	(143,210)

Balance at June 30, 2011	205,130	$205	$3,271,594	$(62,960)	$(132,819)	$58,261	$3,134,281

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the six months ended
	June 30, 2011	June 30, 2010
	(unaudited)	(unaudited)
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$160,689	$406,569
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Gain on the acquisition of Allied Capital Corporation	—	(195,876)
Realized loss on extinguishment of debt	19,318	383
Net realized gains from investments	(56,195)	(7,426)
Net unrealized gains from investments and foreign currency transactions	(32,226)	(122,404)
Net accretion of discount on securities	(7,850)	(5,223)
Increase in accrued payment-in-kind interest and dividends	(18,719)	(20,772)
Collections of payment-in-kind interest and dividends	18,610	25,399
Amortization of debt issuance costs	6,227	4,704
Accretion of discount on the Allied Unsecured Notes	2,525	2,676
Accretion of discount on the Convertible Notes	3,603	—
Depreciation	477	410
Proceeds from sales and repayments of investments	966,449	919,517
Purchase of investments	(1,232,544)	(580,676)
Acquisition of Allied Capital, net of cash acquired	—	(774,190)
Changes in operating assets and liabilities:
Interest receivable	(6,282)	(8,155)
Other assets	1,561	3,799
Management and incentive fees payable	37,486	(39,840)
Accounts payable and accrued expenses	4,961	(57,192)
Interest and facility fees payable	977	2,573

Net cash used in operating activities	(130,933)	(445,724)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	1,149,771
Borrowings on debt	1,403,888	635,000
Repayments and repurchases of debt	(1,132,983)	(1,179,088)
Debt issuance costs	(24,177)	(17,508)
Dividends paid in cash	(131,658)	(102,900)

Net cash provided by financing activities	115,070	485,275

CHANGE IN CASH AND CASH EQUIVALENTS	(15,863)	39,551
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	100,752	99,227

CASH AND CASH EQUIVALENTS, END OF PERIOD	$84,889	$138,778

Supplemental Information:
Interest paid during the period	$38,356	$20,331
Taxes, including excise tax, paid during the period	$8,306	$242
Dividends declared during the period	$143,210	$113,607

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2011 (unaudited)

(in thousands, except per share data, percentages and as otherwise indicated; for example, with the words "million," "billion," or otherwise)

1.     ORGANIZATION

              Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940 (the "Investment Company Act"). We were incorporated on April 16, 2004 and were initially funded on June 23, 2004. On October 8, 2004, we completed our initial public offering. On the same date, we commenced substantial investment operations.

              On April 1, 2010, we consummated our acquisition of Allied Capital Corporation ("Allied Capital"), in an all stock merger where each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock (the "Allied Acquisition"). The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and then-existing Allied Capital stockholders owning approximately 31% of the combined company (see Note 15).

              The Company has elected to be treated as a regulated investment company, or a "RIC", under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio.

              We are externally managed by Ares Capital Management LLC ("Ares Capital Management" or our "investment adviser"), a wholly owned subsidiary of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or our "administrator"), a wholly owned subsidiary of Ares Management, provides the administrative services necessary for us to operate.

              Interim financial statements are prepared in accordance with United States generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2011.

2.     SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

    Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

    Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

    Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent accountants review our valuation process as part of their overall integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

              Effective January 1, 2008, the Company adopted Accounting Standards Codification ("ASC") 820-10 (previously Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements), which expands the application of fair value accounting for investments (see Note 8). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10 (previously SFAS No. 141(R), Business Combinations), which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same at April 1, 2010 (see Note 15).

    Interest and Dividend Income Recognition

              Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

    Payment-in-Kind Interest

              The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the three and six months ended June 30, 2011, $7,681 and $18,719, respectively, in PIK income were recorded. For the three and six months ended June 30, 2011, $4,338 and $18,610, respectively, of PIK income were collected. For the three and six months ended June 30, 2010, $13,556 and $20,690, respectively, in PIK income were recorded. For the three and six months ended June 30, 2010, $17,241 and $25,399, respectively, of PIK income were collected.

    Capital Structuring Service Fees and Other Income

              The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

    Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

    (1)
    Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

    (2)
    Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

    Accounting for Derivative Instruments

              The Company does not utilize hedge accounting and marks its derivatives to market through unrealized gains (losses) in the accompanying statement of operations.

    Equity Offering Expenses

              The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

    Debt Issuance Costs

              Debt issuance costs are amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

    U.S. Federal Income Taxes

              The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income. For the three and six months ended June 30, 2011 a net expense of $1,000 and $1,770, respectively, were recorded for U.S. federal excise tax. For the three and six months ended June 30, 2010, no amounts were recorded for U.S. federal excise tax.

              Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes. For the three and six months ended June 30, 2011, we recorded a tax expense of approximately $907 and $2,184, respectively, for these subsidiaries. For the three and six months ended June 30, 2010, we recorded a tax expense of approximately $686 and $524, respectively, for these subsidiaries.

    Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use primarily newly issued shares to implement the dividend reinvestment plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the dividend reinvestment plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

    New Accounting Pronouncements

              In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 was issued concurrently with International Financial Reporting Standards No.13 ("IFRS 13"), Fair Value Measurements, to provide largely identical guidance about fair value measurement and disclosure requirements as is currently required under ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820). The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or GAAP. For GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS 13. ASU 2011-04 eliminates the concepts of in-use and in-exchange when measuring fair value of all financial instruments. For Level 3 fair value measurements, the ASU requires that our disclosure include quantitative information about significant unobservable inputs, a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs, and a description of our valuation process. Public companies are required to apply ASU 2011-04 prospectively for interim and annual periods beginning after December 15, 2011. Upon adoption of ASU 2011-04, it is not expected that it will have a significant impact on the Company's financial statements and the Company is currently evaluating the impact on its disclosures.

3.     AGREEMENTS

    Investment Advisory and Management Agreement

              The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of our board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives a fee from us consisting of two components—a base management fee and an incentive fee. In connection with the Allied Acquisition, Ares Capital Management has committed to defer up to $15,000 in base management and incentive fees for each of the fiscal years ending December 31, 2010 and 2011 if certain earnings targets are not met.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

              The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate this part of the incentive fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay our investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. Realized capital gains and losses include gains and losses on investments and foreign currencies, as well as gains and losses on extinguishment of debt and other assets. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

              Notwithstanding the foregoing, as a result of an amendment to the capital gains portion of the incentive fee under the investment advisory and management agreement (the "Capital Gains Amendment") that was adopted on June 6, 2011, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the Capital Gains Fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including payment-in-kind interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

              We defer cash payment of any incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

              The Capital Gains Fee due to our investment adviser as calculated under the investment advisory and management agreement (as described above) for the three and six months ended June 30, 2011 was $0. However, in accordance with GAAP, the Company accrued a capital gains incentive fee of $24,644 and $39,759, including $26,012 recognized in the second quarter of 2011 as a result of the application of the Capital Gains Amendment described above with respect to the assets purchased in the Allied Acquisition, for the three and six months ended June 30, 2011, respectively, bringing the total GAAP accrual related to the capital gains incentive fee to $55,367 as of June 30, 2011. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Capital Gains Fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Capital Gains Fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future. There was no similar GAAP expense for the three or six months ended June 30, 2010.

              For the three and six months ended June 30, 2011, base management fees were $17,414 and $34,144, respectively, incentive management fees related to pre-incentive fee net investment income were $17,102 and $32,928, respectively, and incentive management fees related to the capital gains incentive fee were $24,644 and $39,759, respectively.

              As of June 30, 2011, $89,883 was included in "management and incentive fees payable" in the accompanying consolidated balance sheet, of which $34,516 is currently payable to the Company's investment adviser under the investment advisory and management agreement.

              For the three and six months ended June 30, 2010, base management fees were $11,682 and $20,138, respectively, incentive management fees related to realized pre-incentive fee net investment income were $14,973 and $23,117, respectively, and there were no incentive management fees related to capital gains.

    Administration Agreement

              We are party to a separate administration agreement, referred to herein as the "administration agreement", with our administrator, Ares Operations an affiliate of our investment adviser and a wholly owned subsidiary of Ares Management. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under our administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the three and six months ended June 30, 2011, we incurred $2,459 and $4,884, respectively, in fees under the administrative agreement. For the three and six months ended June 30, 2010, we incurred $2,378 and $3,609, respectively, in administrative fees. As of June 30, 2011, $2,405 was unpaid and included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

              As of June 30, 2011 and December 31, 2010, investments consisted of the following:

	June 30, 2011		December 31, 2010
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
Senior term debt	$2,273,961	$2,255,653	$1,722,130	$1,695,532
Subordinated Certificates of the SSLP(2)	721,010	740,623	537,439	561,674
Senior subordinated debt	811,091	738,910	1,055,440	1,014,514
Collateralized loan obligations	107,362	109,420	219,324	261,156
Equity securities	649,340	778,388	716,601	751,202
Commercial real estate	22,138	20,169	41,021	33,912

Total	$4,584,902	$4,643,163	$4,291,955	$4,317,990

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt investments using the effective interest method.

(2)
The proceeds from these certificates were applied to co-investments with GE Global Sponsor Finance LLC and General Electric Capital Corporation to fund first lien senior secured loans to 23 different borrowers.

              The industrial and geographic compositions of our portfolio at fair value at June 30, 2011 and December 31, 2010 were as follows:

	As of
	June 30, 2011	December 31, 2010
Industry
Investment Funds and Vehicles(1)	20.0%	21.4%
Healthcare Services	16.2	15.6
Business Services	10.7	12.6
Manufacturing	10.2	4.2
Restaurants and Food Services	8.0	8.8
Financial Services	6.9	6.7
Education	6.4	5.2
Consumer Products	6.1	8.3
Other Services	4.2	3.3
Telecommunications	2.6	2.5
Environmental Services	2.1	0.8
Retail	1.3	2.4
Food and Beverage	1.2	2.4
Wholesale Distribution	1.2	1.3
Commercial Real Estate	1.1	1.5
Other	1.8	3.0

Total	100.0%	100.0%

(1)
Includes our investment in the SSLP (as defined below), which represented 16.0% and 13.0% of the Company's total portfolio at fair value as of June 30, 2011 and December 31, 2010, respectively. The SSLP had issued loans to 23 and 20 different issuers as of June 30, 2011 and December 31, 2010, respectively. The portfolio companies in the SSLP are in industries similar to the companies in our portfolio.

	As of
	June 30, 2011	December 31, 2010
Geographic Region
West	43.6%	34.5%
Southeast	17.6	16.5
Midwest	17.2	20.2
Mid-Atlantic	16.4	24.4
Northeast	3.6	1.4
International	1.6	3.0

Total	100.0%	100.0%

              As of June 30, 2011, 3.5% of total investments at amortized cost (or 1.6% of total investments at fair value), were on non-accrual status, including 1.6% of total investments at amortized cost (or 1.0% of total investments at fair value) of investments acquired as part of the Allied Acquisition. As of December 31, 2010, 3.8% of total investments at amortized cost (or 1.3% of total investments at fair value), were on non-accrual status, including 1.5% of total investments at amortized cost (or 1.0% of total investments at fair value) of investments acquired as part of the Allied Acquisition.

    SSLP

              In October 2009, the Company completed its acquisition from Allied Capital of subordinated certificates (the "SSLP Certificates") issued by the Senior Secured Loan Fund LLC, now called the "Senior Secured Loan Program" (the "SSLP"), an unconsolidated vehicle. The SSLP was formed in December 2007 to co-invest in "stretch senior" and "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"). The SSLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by both the Company and GE.

              The SSLP has available capital of approximately $5.1 billion, approximately $3.5 billion in aggregate principal amount of which was funded at June 30, 2011. At June 30, 2011, the Company had agreed to make available to the SSLP $958,794, of which $227,061 was unfunded. The amortized cost and fair value of the SSLP Certificates was $721,010 and $740,623, respectively, at June 30, 2011, and $537,439 and $561,674, respectively, at December 31, 2010. The SSLP Certificates pay a weighted average coupon of approximately LIBOR plus 8.0% and also entitle the Company to receive a portion of the excess cash flow from the loan portfolio, which may result in a return greater than the contractual coupon. The Company is also entitled to certain other sourcing and management fees in connection with the SSLP. The Company's yield on its investment in the SSLP at fair value was 15.6% and 15.8% at June 30, 2011 and December 31, 2010, respectively. For the three and six months ended June 30, 2011, the Company earned interest income of $27,003 and $50,324, respectively, in respect of its SSLP investment.

              As of June 30, 2011 and December 31, 2010, the SSLP had total assets of $3.3 billion and $2.6 billion, respectively. GE's investment in the SSLP consisted of senior notes of $2.6 billion and $1.9 billion and subordinated certificates of $108 million and $78 million at June 30, 2011 and December 31, 2010, respectively. The SSLP certificates are junior to the senior notes invested by GE and the Company owned 87.5% of the outstanding subordinated certificates as of June 30, 2011.

              The SSLP's portfolio consisted of senior and unitranche loans to 23 and 20 different issuers as of June 30, 2011 and December 31, 2010, respectively. At June 30, 2011 and December 31, 2010, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies and none of these loans were on non-accrual status. At June 30, 2011 and December 31, 2010, the largest loan to a single issuer in the SSLP's portfolio in aggregate principal amount was $287.6 million and $270.0 million, respectively, and loans to the top five issuers totaled $1.3 billion and $1.1 billion, respectively. The portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio.

5.     BORROWINGS

              In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of June 30, 2011 our asset coverage was 293%.

              Our debt obligations consisted of the following as of June 30, 2011 and December 31, 2010:

	As of
	June 30, 2011				December 31, 2010
	Carrying Value(1)		Total Available(2)		Carrying Value(1)		Total Available(2)
Revolving Funding Facility	$348,679		$400,000		$242,050		$400,000
Revolving Credit Facility	—		810,000	(3)	146,000		810,000	(3)
Debt Securitization	138,320		138,320		155,297		183,190
2011 Notes (principal amount outstanding of $0 and $300,584, respectively)	—		—		296,258	(4)	300,584
2012 Notes (principal amount outstanding of $0 and $161,210, respectively)	—		—		158,108	(4)	161,210
February 2016 Convertible Notes (principal amount outstanding of $575,000)	537,668	(5)	575,000		—		—
June 2016 Convertible Notes (principal amount outstanding of $230,000)	214,585	(5)	230,000		—		—
2040 Notes (principal amount outstanding of $200,000)	200,000		200,000		200,000		200,000
2047 Notes (principal amount outstanding of $230,000)	180,890	(4)	230,000		180,796	(4)	230,000

	$1,620,142	(6)	$2,583,320		$1,378,509	(6)	$2,284,984

(1)
Except for the Allied Unsecured Notes and the Convertible Notes (as defined below), all carrying values are the same as the principal amounts outstanding.

(2)
Subject to borrowing base and leverage restrictions. Represents the total aggregate amount available under such instrument.

(3)
Includes an "accordion" feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $1,050,000.

(4)
Represents the aggregate principal amount outstanding of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition. The total unaccreted discount on the Allied Unsecured Notes was $49,110 and $56,633 at June 30, 2011 and December 31, 2010, respectively.

(5)
Represents the aggregate principal amount outstanding of the Convertible Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Notes. The total unaccreted discount for the February 2016 Convertible Notes and the June 2016 Convertible Notes was $37,332 and $15,415, respectively, at June 30, 2011.

(6)
Total principal amount of debt outstanding totaled $1,721,999 and $1,435,141 at June 30, 2011 and December 31, 2010, respectively.

The weighted average stated interest rate of all our debt obligations at principal as of June 30, 2011 and December 31, 2010 was 5.1% and 5.2%, respectively.

    Revolving Funding Facility

              In October 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving securitized facility (as amended, the "Revolving Funding Facility"). The Revolving Funding Facility allows Ares Capital CP to borrow up to $400 million. In connection with the January 22, 2010 amendment, we entered into an Amended and Restated Purchase and Sale Agreement with Ares Capital CP Funding Holdings LLC, our wholly owned subsidiary ("CP Holdings"), pursuant to which we may sell to CP Holdings certain loans that we have originated or acquired (the "Loans") from time to time, which CP Holdings will subsequently sell to Ares Capital CP, which is a wholly owned subsidiary of CP Holdings. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP.

              The January 22, 2010 amendment to the Revolving Funding Facility, among other things, extended the maturity date of the facility to January 22, 2013. On January 18, 2011, we and Ares Capital CP amended the Revolving Funding Facility to, among other things, provide for a three year reinvestment period until January 18, 2014 (with two one-year extension options, subject to our and our lenders' consent) and extend the stated maturity date to January 18, 2016 (with two one-year extension options, subject to our and our lenders' consent).

              As part of the Revolving Funding Facility, we and Ares Capital CP are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount that we may borrow from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge offs, violation of which could result in the early amortization of the Revolving Funding Facility and limit further advances under the Revolving Funding Facility and in some cases could be an event of default. The Revolving Funding Facility is also subject to a borrowing base that applies different advance rates to assets held in Ares Capital CP. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the Revolving Funding Facility. As of June 30, 2011, the Company and Ares Capital CP were in material compliance with the terms of the Revolving Funding Facility.

              As of June 30, 2011, there was $348,679 outstanding under the Revolving Funding Facility and as of December 31, 2010, there was $242,050 outstanding under the Revolving Funding Facility.

              Prior to the January 22, 2010 amendment, the interest rate charged on the Revolving Funding Facility was the commercial paper rate plus 3.50%. After January 22, 2010, subject to certain exceptions, the interest charged on the Revolving Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon our credit rating. As of June 30, 2011, for the six months ended June 30, 2011 and for the period from January 22, 2010 through June 30, 2010, the effective LIBOR spread under the Revolving Funding Facility was 2.75%. As of June 30, 2011 and December 31, 2010, the rate in effect was one month LIBOR, which was 0.19% and 0.26%, respectively.

              We are also required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the Revolving Funding Facility which is included in facility fees below.

              The components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2011	2010	2011	2010
Stated interest expense	$448	$1,277	$1,125	$2,987
Facility fees	1,127	377	2,139	1,034
Amortization of debt issuance costs	545	448	1,070	876

Total interest and credit facility fees expense	$2,120	$2,102	$4,334	$4,987

Cash paid for interest expense	$677	$1,490	$3,029	$3,609
Average stated interest rate	2.97%	2.64%	3.00%	2.92%
Average outstanding balance	$60,276	$193,310	$75,016	$204,859

    Revolving Credit Facility

              In December 2005, we entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), under which, as amended, the lenders agreed to extend credit to the Company. The Revolving Credit Facility matures on January 22, 2013 and has commitments totaling $810,000. The Revolving Credit Facility also includes an "accordion" feature that allows the Company under certain circumstances, to increase the size of the facility to a maximum of $1,050,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR-based loans, and monthly payments of interest on other loans. All principal is due upon maturity.

              Under the Revolving Credit Facility, we are required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries. As of June 30, 2011, the Company was in material compliance with the terms of the Revolving Credit Facility.

              In addition to the asset coverage ratio described above, borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio.

              As of June 30, 2011, there were no amounts outstanding under the Revolving Credit Facility and December 31, 2010, there was $146,000 outstanding under the Revolving Credit Facility. The Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $100,000 as of June 30, 2011 and December 31, 2010. As of June 30, 2011 and December 31, 2010, the Company had $10,094 and $7,281 in standby letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued. At June 30, 2011, subject to borrowing base availability, there was $799,906 available for borrowing (net of standby letters of credit issued) under the Revolving Credit Facility.

              Prior to amending and restating the Revolving Credit Facility on January 22, 2010, subject to certain exceptions, pricing on the Revolving Credit Facility was based on LIBOR plus 1.00% or on an

"alternate base rate" (which was the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%). After January 22, 2010, subject to certain exceptions, pricing under the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit rating. As of June 30, 2011, for the six months ended June 30, 2011 and for the period from January 22, 2010 through June 30, 2010, the effective LIBOR spread under the Revolving Credit Facility was 3.00%. As of June 30, 2011, the one, two, three and six month LIBOR was 0.19%, 0.22%, 0.25% and 0.40%, respectively. As of December 31, 2010, the one, two, three and six month LIBOR was 0.26%, 0.28%, 0.30% and 0.46%, respectively.

              In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.50% per annum on any unused portion of the Revolving Credit Facility and a letter of credit fee of 3.25% per annum on letters of credit issued, both of which are payable quarterly and included in facility fees below. In connection with the expansion and extension of the Revolving Credit Facility in January 2010, we paid arrangement fees totaling approximately $15,600.

              With certain exceptions, the Revolving Credit Facility is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the Revolving Funding Facility, those held as a part of the Debt Securitization, discussed below, and certain other investments).

              The components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2011	2010	2011	2010
Stated interest expense(1)	$—	$3,431	$222	$6,063
Facility fees	1,068	789	2,118	1,491
Amortization of debt issuance costs	1,639	1,480	3,233	3,470

Total interest and credit facility fees expense	$2,707	$5,700	$5,573	$11,024

Cash paid for interest expense(1)	$—	$3,518	$563	$5,959
Average stated interest rate(1)	—	4.67%	3.34%	3.92%
Average outstanding balance	$—	$293,902	$13,254	$309,523

(1)
The stated interest expense, cash paid for interest expense and average stated interest rate for the three and six months ended June 30, 2010 reflect the impact of the interest rate swap agreement entered into by the Company in October 2008 and terminated in December 2010 whereby the Company paid a fixed interest rate of 2.985% and received a floating rate based on the prevailing three-month LIBOR. See Note 6 for more information on the interest rate swap agreement.

    Debt Securitization

              In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by our wholly owned subsidiary, ARCC CLO 2006 LLC, the Company completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 aggregate principal amount of asset-backed notes (the "CLO Notes") to third parties that were secured by a pool of middle-market loans purchased or originated by the Company. The Company initially retained approximately $86,000 of aggregate principal amount of certain "BBB" and non-rated securities in the Debt Securitization and has subsequently repurchased $34,790 of the CLO Notes, bringing our total holdings of CLO Notes to $120,790 (the "Retained Notes"). The CLO Notes are included in the consolidated balance sheet.

              During the six months ended June 30, 2011, we repaid $16,420, $10,947, $20,819 and $444 of the Class A-1-A, Class A-1A-VFN, Class A-2A Notes and Class A-2B Notes, respectively. The CLO Notes mature on December 20, 2019, and, as of June 30, 2011, there was $138,320 outstanding under the Debt Securitization (excluding the Retained Notes).

              During the first five years from the closing date, principal collections received on the underlying collateral could be used to purchase new collateral, allowing us to maintain the initial leverage in the securitization for the entire five-year period. This reinvestment period expired on June 17, 2011. Because the reinvestment period expired, all principal collections received on the underlying collateral will be used to paydown the CLO Notes outstanding in their order of legal priority.

              All of the CLO Notes are secured by the assets of ARCC Commercial Loan Trust 2006, including commercial loans totaling $308,100 as of the closing date, which were sold to the trust by the Company, the originator and servicer of the assets. Additional commercial loans have been purchased by the trust from the Company primarily using the proceeds from the Class A-1A VFN Notes as well as proceeds from loan repayments. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. Under the terms of the Debt Securitization, up to 15% of the collateral may be subordinated loans that are neither first nor second lien loans. As of June 30, 2011, the Company was in material compliance with the terms of the Debt Securitization.

              The classes, amounts and interest rates (expressed as a spread to LIBOR) of the CLO Notes as of June 30, 2011 and December 31, 2010 are as follows:

	As of
	June 30, 2011		December 31, 2010
Class	Amount	LIBOR Spread (basis points)	Amount	LIBOR Spread (basis points)
A-1A	$16,741	25	$33,161	25
A-1A VFN	42,813	28	22,107	28
A-1B	14,000	37	14,000	37
A-2A	—	22	20,819	22
A-2B	32,556	35	33,000	35
B	9,000	43	9,000	43
C	23,210	70	23,210	70

Total	$138,320		$155,297

              The interest charged under the Debt Securitization is based on 3-month LIBOR, which as of June 30, 2011 was 0.25% and as of December 31, 2010 was 0.30%. The blended pricing of the CLO Notes, excluding fees, at June 30, 2011, was approximately 3-month LIBOR plus 38 basis points and at December 31, 2010, was approximately 3-month LIBOR plus 36 basis points.

              The Company was also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes through June 17, 2011 which is included in facility fees below.

              The components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Debt Securitization are as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2011	2010	2011	2010
Stated interest expense	$235	$400	$490	$779
Facility fees	14	3	25	4
Amortization of debt issuance costs	89	89	177	177

Total interest and credit facility fees expense	$338	$492	$692	$960

Cash paid for interest expense	$239	$384	$500	$774
Average stated interest rate	0.72%	0.62%	0.71%	0.59%
Average outstanding balance	$138,561	$257,216	$145,868	$264,772

    Unsecured Notes

    Allied Unsecured Notes

              As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including Allied Capital's unsecured notes which consisted of 6.625% Notes due on July 15, 2011 (the "2011 Notes"), 6.000% Notes due on April 1, 2012 (the "2012 Notes") and 6.875% Notes due on April 15, 2047 (the "2047 Notes" and, together with the 2011 Notes and the 2012 Notes, the "Allied Unsecured Notes").

              As of June 30, 2011 and December 31, 2010, the Company had the following outstanding Allied Unsecured Notes:

	As of
	June 30, 2011		December 31, 2010
	Outstanding Principal	Carrying Value(1)	Outstanding Principal	Carrying Value(1)
2011 Notes	$—	$—	$300,584	$296,258
2012 Notes	—	—	161,210	158,108
2047 Notes	230,000	180,890	230,000	180,795

Total	$230,000	$180,890	$691,794	$635,161

(1)
Represents the principal amount of the Allied Unsecured Notes less the unaccreted discount initially recorded as a part of the Allied Acquisition

              On March 16, 2011, we redeemed the remaining balance of the 2011 Notes for a total redemption price (including a redemption premium) of $306,800 in accordance with the terms of the indenture governing the 2011 Notes, which resulted in a loss on the extinguishment of debt of $8,860. On April 27, 2011, we redeemed the remaining balance of the 2012 Notes for a total redemption price (including a redemption premium) of $169,338 in accordance with the terms of the indenture governing the 2012 Notes, which resulted in a loss on the extinguishment of debt of $10,458.

              The 2047 Notes bear interest at a rate of 6.875% and mature on April 15, 2047. The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at a par redemption price of $25 per security plus accrued and unpaid interest and upon the occurrence of certain tax events as stipulated in the notes.

              For the three and six months ended June 30, 2011, the Company incurred $4,652 and $15,172 respectively, of stated interest expense in connection with the Allied Unsecured Notes, respectively, and the cash paid for interest on the Allied Unsecured Notes was $9,488 and $26,772, respectively. In accordance with ASC 805-10, the initial carrying value of the Allied Unsecured Notes was equal to the fair value as of April 1, 2010 resulting in an initial unaccreted discount from the principal value of the Allied Unsecured Notes of approximately $65,800. For the three and six months ended June 30, 2011, we recorded $222 and $2,525, respectively, of accretion expense related to this discount which was included in "interest and credit facility fees" in the accompanying consolidated statement of operations.

    2040 Notes

              On October 21, 2010, we issued $200,000 in aggregate principal amount of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes") that may be redeemed in whole or in part at our option at any time or from time to time on or after October 15, 2015, at a par redemption price of $25 per security plus accrued and unpaid interest. The principal amount of the 2040 Notes will be payable at maturity. The 2040 Notes bear interest at a rate of 7.75% per year, payable quarterly. For the three and six months ended June 30, 2011, the Company incurred $3,875 and $7,750, respectively, of interest expense on the 2040 Notes and the cash paid for interest on the 2040 Notes was $3,875 and $7,492, respectively. Also for the three and six months ended June 30, 2011, the Company incurred $61 and $119, respectively, in amortization of debt issuance costs related to the 2040 Notes.

              The 2047 Notes and the 2040 Notes contain certain covenants, including covenants requiring Ares Capital to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions. As of June 30, 2011, the Company was in material compliance with the terms of the 2047 Notes and the 2040 Notes.

    Convertible Notes

              In January 2011, we issued $575,000 of unsecured convertible senior notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, we issued $230,000 of unsecured convertible senior notes that mature on June 1, 2016 (the "June 2016 Convertible Notes" and, together with the February 2016 Convertible Notes, the "Convertible Notes"), unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the Convertible Notes prior to maturity. The February 2016 Convertible Notes and the June 2016 Convertible Notes bear interest at a rate of 5.75% and 5.125%, respectively, per year, payable semi-annually.

              In certain circumstances, the February 2016 Convertible Notes will be convertible into cash, shares of Ares Capital's common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 52.2766 shares of common stock per one thousand dollar principal amount of the February 2016 Convertible Notes, which is equivalent to an initial conversion price of approximately $19.13 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price of the February 2016 Convertible Notes was approximately 17.5% above the $16.28 per share closing price of our common stock on January 19, 2011. In certain circumstances, the June 2016 Convertible Notes will be convertible into cash, shares of Ares Capital's common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 52.5348 shares of common stock per one thousand dollar principal amount of the June 2016 Convertible Notes, which is equivalent to an initial conversion price of approximately $19.04 per share of our common stock, subject to customary anti-dilution adjustments. The initial conversion price of the June 2016 Convertible Notes was approximately 17.5% above the $16.20 per share closing price of our common stock on March 22, 2011. At June 30, 2011, the principal amounts of both the February 2016 Convertible Notes and the June 2016 Convertible Notes exceeded the value of the underlying shares multiplied times the per share closing price of our common stock.

              The Convertible Notes are Ares Capital's senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

              Prior to the close of business on the business day immediately preceding August 15, 2015, holders may convert their February 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the February 2016 Convertible Notes (the "February 2016 Indenture"). On or after August 15, 2015 until the close of business on the scheduled trading day immediately preceding February 1, 2016, holders may convert their February 2016 Convertible Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock, subject to the requirements of the February 2016 Indenture. Prior to the close of business on the business day immediately preceding December 15, 2015, holders may convert their June 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the terms of the June 2016 Convertible Notes (the "June 2016 Indenture"). On or after December 15, 2015 until the close of business on the scheduled trading day immediately preceding June 1, 2016, holders may convert their June 2016 Convertible Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock, subject to the requirements of the June 2016 Indenture.

              In addition, if we engage in certain corporate events as described in both the February 2016 Indenture and the June 2016 Indenture (collectively, the "Convertible Notes Indentures"), holders of the Convertible Notes may require us to repurchase for cash all or part of the Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

              The Convertible Notes Indentures contain certain covenants, including covenants requiring us to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Notes Indentures. As June 30, 2011, the Company was in material compliance with the terms of the Convertible Notes Indentures.

              The Convertible Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)"). Upon conversion of any of the Convertible Notes, we intend to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, we have the option to pay in cash or shares of our common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Notes Indentures. The Company has determined that the embedded conversion options in both the February 2016 Convertible Notes and the June 2016 Convertible Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the February 2016 Convertible Notes, we estimated at the time of issuance that the values of the debt and equity components of the February 2016 Convertible Notes were approximately 93% and 7%, respectively. In accounting for the June 2016 Convertible Notes, we estimated at the time of issuance that the values of the debt and equity components of the June 2016 Convertible Notes were approximately 93% and 7%, respectively. The original issue discount equal to the equity component of 7% of both the June 2016 Convertible Notes and the February 2016 Convertible Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

              At the time of issuance, the debt issuance costs and equity issuance costs for the February 2016 Convertible Notes were $14,672 and $1,104, respectively, and for the June 2016 Convertible Notes were $5,348 and $403, respectively. At the time of issuance and as of June 30, 2011, the equity component, net of issuance costs as recorded in the "capital in excess of par value" in the consolidated balance sheet for the February 2016 Convertible Notes and the June 2016 Convertible Notes was $39,062 and $15,655, respectively.

              As of June 30, 2011, the components of the carrying value of the Convertible Notes were as follows:

	February 2016 Convertible Notes	June 2016 Convertible Notes
Principal amount of debt	$575,000	$230,000
Original issue discount, net of accretion	(37,332)	(15,415)

Carrying value of debt	$537,668	$214,585

              For the three and six months ended June 30, 2011, the components of interest expense and cash paid for interest expense for the February 2016 Convertible Notes were as follows:

	For the three months ended June 30, 2011	For the six months ended June 30, 2011
Stated interest expense	$8,266	$14,327
Accretion of original issue discount	1,695	2,918
Amortization of debt issuance cost	802	1,334

Total interest expense	$10,763	$18,579

Cash paid for interest expense	$—	$—

              The estimated effective interest rate of the debt component of the February 2016 Convertible Notes, equal to the stated interest of 5.75% plus the accretion of the original issue discount, was approximately 7.49% and 7.45%, respectively, for the three and six months ended June 30, 2011.

              For the three and six months ended June 30, 2011, the components of interest expense and cash paid for interest expense for the June 2016 Convertible Notes were as follows:

	For the three months ended June 30, 2011	For the six months ended June 30, 2011
Stated interest expense	$2,914	$3,045
Accretion of original issue discount	656	685
Amortization of debt issuance cost	285	294

Total interest expense	$3,855	$4,024

Cash paid for interest expense	$—	$—

              The estimated effective interest rate of the debt component of the June 2016 Convertible Notes equal to the stated interest of 5.125% plus the accretion of the original issue discount, was approximately 6.76% and 6.77%, respectively, for the three and six months ended June 30, 2011.

6.     DERIVATIVE INSTRUMENTS

              In October 2008, we entered into an interest rate swap agreement that terminated on December 20, 2010 to mitigate our exposure to adverse fluctuations in interest rates for a total notional amount of $75,000. Under the interest rate swap agreement, we paid a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR. For the three and six months ended June 30, 2010, we recognized $560 and $893, respectively, in unrealized appreciation related to this swap agreement. Upon termination of this swap agreement in 2010, no realized gain or loss was recognized.

7.     COMMITMENTS AND CONTINGENCIES

    Portfolio Company Commitments

              The Company has various commitments to fund investments in its portfolio as described below.

              As of June 30, 2011 and December 31, 2010, the Company had the following commitments to fund various revolving senior secured and subordinated loans, including commitments the funding of which is at (or substantially at) the Company's discretion:

	As of
	June 30, 2011	December 31, 2010
Total revolving commitments	$447,432	$260,691
Less: funded commitments	(77,129)	(59,980)

Total unfunded commitments	370,303	200,711
Less: commitments substantially at discretion of the Company	(11,750)	(19,922)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(68,398)	(6,738)

Total net adjusted unfunded revolving commitments	$290,155	$174,051

              As of June 30, 2011, $375,055 of the total revolving commitments extend beyond the maturity date for our Revolving Credit Facility. Included within the total revolving commitments as of June 30, 2011 are commitments to issue up to $7,478 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, if the standby letters of credit were to be issued, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of June 30, 2011, the Company had $6,866 in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $1,662 expire in September 2011, $171 expire in December 2011, $158 expire in January 2012, $50 expire in February 2012, and $4,825 expire in June 2012.

              As of June 30, 2011 and December 31, 2010, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships:

	As of
	June 30, 2011	December 31, 2010
Total private equity commitments	$181,318	$537,600
Less: funded private equity commitments	(67,056)	(104,300)

Total unfunded private equity commitments	114,262	433,300
Less: private equity commitments substantially at discretion of the Company	(103,892)	(400,400)

Total net adjusted unfunded private equity commitments	$10,370	$32,900

              As of June 30, 2011 and December 31, 2010, we had funded the SSLP with $731,733 and $548,161, respectively, which the SSLP used to fund loans to its underlying portfolio companies. As of these dates, we had also committed to make available to the SSLP an additional $227,061 and $410,633, respectively, to fund additional loans. It is within our discretion to make these additional amounts available to the SSLP. In addition, all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by both GE and the Company. See Note 4 for more information on the Company's investment in the SSLP.

              In the ordinary course of business, Allied Capital had issued guarantees on behalf of certain portfolio companies. Under these arrangements, payments would be required to be made to third parties if the portfolio companies were to default on their related payment. As part of the Allied Acquisition, the Company assumed such outstanding guarantees or similar obligations. As a result, as of June 30, 2011 and December 31, 2010, the Company had outstanding guarantees or similar obligations totaling $800.

              Further in the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, since the Allied Acquisition we have sold and currently continue to seek opportunities to sell, certain of Allied Capital's equity investments larger than those we have historically made and controlled portfolio company equity investments. In connection with these sales (as well as certain other sales) we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions may give rise to future liabilities.

              As of June 30, 2011, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of June 30, 2011, there are no known issues or claims with respect to this performance guaranty.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

              Effective January 1, 2008, the Company adopted ASC 825-10 (previously SFAS No. 159, the Fair Value Option for Financial Assets and Liabilities), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

              Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

              Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. In addition to using the above inputs in investment valuations, we continue to employ the net asset valuation policy approved by our board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of the investments must typically be determined using unobservable inputs.

              Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses reflected in the valuations currently assigned.

              The following table presents fair value measurements of cash and cash equivalents and investments as of June 30, 2011:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$84,889	$84,889	$—	$—
Investments	$4,643,163	$—	$13,120	$4,630,043

              The following table presents changes in investments that use Level 3 inputs as of and for the three and six months ended June 30, 2011:

As of and for the three months ended June 30, 2011
Balance as of March 31, 2011	$4,256,420
Net realized and unrealized gains (losses)	15,707
Purchases	744,455
Sales	(112,884)
Redemptions	(259,785)
Payment-in-kind interest and dividends	6,919
Accretion of discount on securities	3,851
Net transfers in and/or out of Level 3	(24,640)

Balance as of June 30, 2011	$4,630,043

As of and for the six months ended June 30, 2011
Balance as of December 31, 2010	$4,312,657
Net realized and unrealized gains (losses)	99,231
Purchases	1,212,723
Sales	(403,433)
Redemptions	(592,302)
Payment-in-kind interest and dividends	17,957
Accretion of discount on securities	7,850
Net transfers in and/or out of Level 3	(24,640)

Balance as of June 30, 2011	$4,630,043

              As of June 30, 2011, the net unrealized appreciation on the investments that use Level 3 inputs was $76,210.

              The following table presents changes in investments that use Level 3 inputs as of and for the three and six months ended June 30, 2010:

As of and for the three months ended June 30, 2010
Balance as of March 31, 2010	$2,217,314
Net realized and unrealized gains (losses)	84,054
Net purchases, sales or redemptions	1,488,670
Net transfers in and/or out of Level 3	—

Balance as of June 30, 2010	$3,790,038

As of and for the six months ended June 30, 2010
Balance as of December 31, 2009	$2,166,687
Net realized and unrealized gains (losses)	127,899
Net purchases, sales or redemptions	1,495,452
Net transfers in and/or out of Level 3	—

Balance as of June 30, 2010	$3,790,038

              As of June 30, 2010, the net unrealized depreciation on the investments that use Level 3 inputs was $76,405.

              Following are the carrying and fair values of our debt instruments as of June 30, 2011 and December 31, 2010. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of
	June 30, 2011			December 31, 2010
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Funding Facility	$348,679		348,679	$242,050		$242,000
Revolving Credit Facility	—		—	146,000		146,000
Debt Securitization	138,320		124,227	155,297		133,000
2011 Notes (principal amount outstanding of $0 and $300,584, respectively)	—		—	296,258	(2)	297,290
2012 Notes (principal amount outstanding of $0 and $161,210, respectively)	—		—	158,108	(2)	164,595
February 2016 Convertible Notes (principal amount outstanding of $575,000)	537,668	(3)	601,732	—		—
June 2016 Convertible Notes (principal amount outstanding of $230,000)	214,585	(3)	223,770	—		—
2040 Notes (principal amount outstanding of $200,000)	200,000		198,168	200,000		184,986
2047 Notes (principal amount outstanding of $230,000)	180,890	(2)	216,542	180,796	(2)	197,314

	$1,620,142	(4)	$1,713,118	$1,378,509	(4)	$1,365,185

(1)
Except for the Allied Unsecured Notes, the 2040 Notes and the Convertible Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition.

(3)
Represents the aggregate principal amount outstanding of the Convertible Notes less the unaccreted discount initially recorded upon issuance of the Convertible Notes.

(4)
Total principal amount of debt outstanding totaled $1,721,999 and $1,435,141 as of June 30, 2011 and December 31, 2010, respectively.

9.     STOCKHOLDERS' EQUITY

              There were no sales of our equity securities during the six months ended June 30, 2011.

              The following table summarizes the total number of shares issued and proceeds we received in an underwritten public offering of the Company's common stock net of underwriter and offering costs for the six months ended June 30, 2010:

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
February 2010 public offering	22,958	$12.75	$277,207

Total for the six months ended June 30, 2010	22,958		$277,207

              Part of the proceeds from the above public offering were used to repay outstanding indebtedness. The remaining unused portions of the proceeds were used to fund investments in portfolio companies in accordance with our investment objective and strategies and market conditions.

10.   EARNINGS PER SHARE

              The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from operations for the three and six months ended June 30, 2011 and 2010:

	Three months ended		Six months ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Net increase in stockholders' equity resulting from operations available to common stockholders:	$36,923	$330,154	$160,689	$406,569
Weighted average shares of common stock outstanding—basic and diluted:	204,752	191,045	204,586	157,978
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.18	$1.73	$0.79	$2.57

              For the purposes of calculating diluted earnings per share, since the average closing price of the Company's common stock for the period from the time of issuance of both the February 2016 Convertible Notes and the June 2016 Convertible Notes through June 30, 2011 was less than the current conversion price for each respective series of the Convertible Notes, the underlying shares for the intrinsic value of the embedded options had no impact.

11.   DIVIDENDS AND DISTRIBUTIONS

              The following table summarizes our dividends declared during the six months ended June 30, 2011 and 2010:

Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
May 5, 2011	June 15, 2011	June 30, 2011	$0.35	$71,663
March 1, 2011	March 15, 2011	March 31, 2011	$0.35	$71,547

Total declared for the six months ended June 30, 2011			$0.70	$143,210

May 10, 2010	June 15, 2010	June 30, 2010	$0.35	$67,091
February 25, 2010	March 15, 2010	March 31, 2010	$0.35	$46,516

Total declared for the six months ended June 30, 2010			$0.70	$113,607

              The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to closing price on the record date. Dividend reinvestment plan activity for the six months ended June, 2011 and 2010, was as follows:

	For the six months ended June 30,
	2011	2010
Shares issued	711	772
Average price per share	$16.24	$13.80
Shares purchased by plan agent for shareholders	—	—
Average price per share	$—	$—

12.   RELATED PARTY TRANSACTIONS

              In accordance with the investment advisory and management agreement, we bear all costs and expenses of the operation of the Company and reimburse our investment adviser for certain of such costs and expenses incurred in the operation of the Company. For the three and six months ended June 30, 2011, the investment adviser incurred such expenses totaling $2,469 and $3,112, respectively. For the three and six months ended June 30, 2010, the investment adviser incurred such expenses totaling $847 and $1,532, respectively. As of June 30 2011, $742 was unpaid and such payable is included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

              We have entered into separate subleases with Ares Management and Ivy Hill Asset Management, L.P. ("IHAM"), a wholly owned portfolio company, pursuant to which Ares Management and IHAM sublease approximately 15% and 20%, respectively, of the Company's New York office space for a fixed rent equal to 15% and 20%, respectively, of the base annual rent payable by us under the Company's lease for this space, plus certain additional costs and expenses. For the three and six months ended June 30, 2011, such amounts payable to the Company totaled $137. Under our previous lease that expired on February 27, 2011, we were party to a sublease agreement with Ares Management whereby Ares Management subleased approximately 25% of such office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. For the three and six months ended June 30, 2011, such amounts payable to the Company totaled $396. For the three and six months ended June 30, 2010, such amounts payable to the Company totaled $561 and $686, respectively.

              As of June 30, 2011, Ares Investments Holdings LLC, an affiliate of Ares Management, (the sole member of our investment adviser) owned approximately 2.9 million shares of the Company's common stock representing approximately 1.4% of the total shares outstanding as of June 30, 2011.

              See Notes 3 and 13 for descriptions of other related party transactions.

13.   IVY HILL ASSET MANAGEMENT, L.P. AND OTHER MANAGED FUNDS

              In November 2007, the Company established IHAM to serve as a manager for a middle-market credit fund, Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"), an unconsolidated investment vehicle focusing on investments in middle-market loans. From inception until the second quarter of 2009, IHAM's financial results were consolidated with those of the Company. In June 2009, because of a shift in activity from being primarily a manager, with no dedicated employees, of funds in which the Company has invested debt and equity, to a manager with individuals dedicated to managing an increasing number of third party funds, the Company concluded that GAAP requires the financial results of IHAM to be reported as a portfolio company in the schedule of investments rather than as a consolidated subsidiary in the Company's financial results. The Company made an equity investment of $3,816 into IHAM in June 2009. As of June 30, 2011, the Company's total investment in IHAM at fair value was $177,452, including an unrealized gain of $64,576. As of December 31, 2010, the Company's total investment in IHAM at fair value was $136,235, including an unrealized gain of $32,777. For the three and six months ended June 30, 2011, the Company received distributions from IHAM consisting entirely of dividend income of $4,762 and $9,524, respectively. For the three and six months ended June 30, 2010, the Company received distributions from IHAM consisting entirely of dividend income of $1,418 and $1,796 respectively.

              Ivy Hill I primarily invests in first and second lien bank debt of middle-market companies. Ivy Hill I was initially funded with $404,000 of capital including a $56,000 investment by the Company, consisting of $40,000 of Class B notes and $16,000 of subordinated notes. For the three and six months ended June 30, 2011, the Company earned $1,160 and $2,333, respectively, from its investments in Ivy Hill I. For the three and six months ended June 30, 2010, the Company earned $1,724 and $3,485, respectively, from its investments in Ivy Hill I.

              Ivy Hill I purchased investments from the Company of $1,700 during the six months ended June 30, 2011, and may from time to time purchase additional investments from the Company. Any such purchases require approval by third parties unaffiliated with the Company or IHAM. A realized loss of $17 was recorded on these transactions for the six months ended June 30, 2011.

              In November 2008, the Company established a second middle-market credit fund, Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II" and, together with Ivy Hill I and Ivy Hill SDF (as defined below), the "Ivy Hill Funds"), which is also managed by IHAM.

              In December 2009, the Company made an additional cash investment of approximately $33,000 in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and interests in, the Allied Capital Senior Debt Fund, L.P. (now referred to as Ivy Hill Senior Debt Fund, L.P. or the "Ivy Hill SDF"). In October 2010, the Company made an additional cash investment of approximately $4,000 in IHAM to facilitate IHAM's acquisition of an equity interest in Ivy Hill SDF.

              In March 2010, the Company made an additional cash investment of approximately $48,000 in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and equity interests in, the Knightsbridge CLO 2007-1, Ltd. and Knightsbridge CLO 2008-1, Ltd. (the "Knightsbridge Funds"). At the time, the Company also acquired from Allied Capital certain debt investments of the Knightsbridge Funds for approximately $52,000.

              The Company, through its wholly owned subsidiary, A.C. Corporation, previously managed Emporia Preferred Funding I, Ltd., Emporia Preferred Funding II, Ltd. and Emporia Preferred

Funding III, Ltd. (collectively, the "Emporia Funds"). In August 2010, the Company made an additional cash investment of approximately $8,000 in IHAM to facilitate IHAM's acquisition of an equity interest in Emporia Preferred Funding III, Ltd. In November 2010, the Company made an additional cash investment of $7,900 in IHAM, which IHAM then used to purchase these management rights and related receivables in respect of the Emporia Funds from A.C. Corporation for $7,900. This amount represented the fair value of those management rights as of the date of the sale. A realized gain of $5,882 was recognized on this transaction. In January 2011, the Company made an additional cash investment, and approximately $9,400 in IHAM to facilitate IHAM's acquisition of equity interests in certain of the Emporia Funds.

              In addition to the Ivy Hill Funds and the Knightsbridge Funds, IHAM also serves as the sub-adviser/sub-manager to four other funds: CoLTS 2005-1 Ltd., CoLTS 2005-2 Ltd., CoLTS 2007-1 Ltd. (collectively, the "CoLTS Funds") and FirstLight Funding I, Ltd. ("FirstLight"), which is affiliated with the Company's portfolio company, Firstlight Financial Corporation.

              In addition, IHAM serves as the general partner of, and manages, Ares Private Debt Strategies Fund II, L.P. ("Ares PDS II") and Ares Private Debt Strategies Fund III, L.P. (together with Ares PDS II, the "PDS Funds"). The PDS Funds purchased $78,849 of investments from the Company during the six months ended June 30, 2011. A realized loss of $2,422 was recorded on these transactions for the six months ended June 30, 2011. Additionally, the Company purchased $3,777 of investments from FirstLight during the six months ended June 30, 2011. The funds managed by IHAM may, from time to time, buy or sell additional investments from or to the Company.

              Beginning in November 2008, IHAM was party to a separate services agreement, referred to herein as the "services agreement," with Ares Capital Management. Pursuant to the services agreement, Ares Capital Management provided IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of investment professionals and others to perform investment advisory, research and related services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the services agreement, IHAM reimbursed Ares Capital Management for all of the actual costs associated with such services, including Ares Capital Management's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the services agreement. The services agreement was terminated effective June 30, 2010 and replaced with a different services agreement with similar terms between IHAM and the Company's administrator.

              Also as part of the Allied Acquisition, the Company acquired the management rights for an unconsolidated fund, the AGILE Fund I, LLC, which had $65.4 million of total committed capital under management as of June 30, 2011. The Company's investment in AGILE Fund I, LLC was $150 at fair value, including an unrealized loss of $102 as of June 30, 2011.

14.   FINANCIAL HIGHLIGHTS

              The following is a schedule of financial highlights for the six months ended June 30, 2011 and 2010:

	For the six months ended
Per Share Data:	June 30, 2011	June 30, 2010
Net asset value, beginning of period(1)	$14.92	$11.44
Issuance of common stock	—	1.14
Issuances of the Convertible Notes	0.27	—
Effect of antidilution	—	(0.34)
Net investment income for period(2)	0.45	0.51
Gain on the acquisition of Allied Capital Corporation	—	1.24
Net realized and unrealized gains for period(2)	0.34	0.82

Net increase in stockholders' equity	1.06	2.57
Total distributions to stockholders	(0.70)	(0.70)

Net asset value at end of period(1)	$15.28	$14.11

Per share market value at end of period	$16.07	$12.53
Total return based on market value(3)	1.76%	6.27%
Total return based on net asset value(4)	5.26%	21.00%
Shares outstanding at end of period	205,130	192,167
Ratio/Supplemental Data:
Net assets at end of period	$3,134,281	$2,711,273
Ratio of operating expenses to average net assets(5)(6)	11.76%	10.85%
Ratio of net investment income to average net assets(5)(7)	5.84%	8.29%
Portfolio turnover rate(5)	44%	70%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the six months ended June 30, 2011, the total return based on market value equals the decrease of the ending market value at June 30, 2011 of $16.07 per share from the ending market value at December 31, 2010 of $16.48 per share, plus the declared dividends of $0.70 per share for the six months ended June 30, 2011, divided by the market value at December 31, 2010. For the six months ended June 30, 2010, the total return based on market value equals the increase of the ending market value at June 30, 2010 of $12.53 per share over the ending market value at December 31, 2009 of $12.45 per share, plus the declared dividend of $0.70 per share for the six months ended June 30, 2010, divided by the market value at December 31, 2009. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the six months ended June 30, 2011, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $0.70 per share for the six months ended June 30, 2011, divided by the beginning net asset value at January 1, 2011. For the six months ended June 30, 2010, the total return based on net asset value equals the change in net asset value during the period plus the declared dividend of $0.70 per share for the six months ended June 30, 2010, divided by the beginning net asset value at January 1, 2010. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the six months ended June 30, 2011, the ratio of operating expenses to average net assets consisted of 2.18% of base management fees, 4.63% of incentive management fees, 3.75% of the cost of borrowing and 1.20% of other operating expenses. For the six months ended June 30, 2010, the ratio of operating expenses to average net assets consisted of 2.05% of base management fees, 2.36% of incentive management fees, 3.24% of the cost of borrowing and 3.20% of other operating expenses. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

15.   ALLIED ACQUISITION

              On April 1, 2010, the Company completed the Allied Acquisition by acquiring the outstanding shares of Allied Capital in exchange for shares of our common stock in a transaction valued at approximately $908 million as of the closing date. Concurrently with the completion of the Allied Acquisition, we repaid in full the $137 million of remaining principal amounts outstanding on Allied Capital's $250 million senior secured term loan. We also assumed all of Allied Capital's other outstanding debt obligations, including approximately $745 million in aggregate principal amount outstanding of the Allied Unsecured Notes.

              Under the terms of the Allied Acquisition each Allied Capital stockholder received 0.325 shares of our common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.5 million shares of our common stock (including the effect of outstanding in-the money Allied Capital stock options) were issued to Allied Capital's then-existing stockholders, resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              The Allied Acquisition was accounted for in accordance with the acquisition method of accounting as detailed in ASC 805-10 (previously SFAS No. 141(R)), Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, if the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. Upon completion of our determination of the fair value of Allied Capital's identifiable net assets as of April 1, 2010, the fair value of such net assets exceeded the fair value of the consideration transferred, resulting in the recognition of a gain. The valuation of the investments acquired as part of the Allied Acquisition was done in accordance with Ares Capital's valuation policy (see Notes 2 and 8).

              Set forth below is the allocation of the purchase price to the assets acquired and liabilities assumed in connection with the Allied Acquisition:

Common stock issued	$872,727
Payments to holders of "in-the-money" Allied Capital stock options	35,011 (1)

Total purchase price	$907,738

Assets acquired:
Investments	$1,833,766
Cash and cash equivalents	133,548
Other assets	80,078

Total assets acquired	2,047,392
Debt and other liabilities assumed	(943,778)

Net assets acquired	1,103,614

Gain on Allied Acquisition	(195,876)

$907,738

(1)
Represents cash payment for holders of any "in-the-money" Allied Capital stock options that elected to receive cash.

              Prior to the completion of the Allied Acquisition we purchased $340 million of assets from Allied Capital in arm's length transactions. Additionally, during the same period of time, IHAM purchased $69 million of assets from Allied Capital, also in arm's length transactions.

16.   LITIGATION

              The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings which the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

17.   SUBSEQUENT EVENTS

              The Company's management evaluated subsequent events through the date of issuance of these consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated Financial Statements as of and for the six months ended June 30, 2011, except as disclosed below.

              On October 13, 2011, we and Ares Capital CP entered into an amendment to the Revolving Funding Facility to, among other things, increase the amount of the Revolving Funding Facility from $400 million to $500 million.

              In October 2011, the total available capital for the SSLP was increased from $5.1 billion to $7.7 billion. In connection with this increase, GE and Ares Capital agreed to make available to the SSLP up to $6.2 billion and $1.5 billion, respectively.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Allied Capital Corporation:

              We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries (the Company) as of December 31, 2009 and 2008, including the consolidated statements of investments as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 13), for each of the years in the three-year period ended December 31, 2009. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical inspection or confirmation of securities owned as of December 31, 2009 and 2008. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2009 and 2008, and the results of their operations, their cash flows, changes in their net assets, and financial highlights for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

              As discussed in Note 2 to the consolidated financial statements, the Company modified its method of determining the fair value of portfolio investments in 2008 due to the adoption of Statement of Financial Accounting Standards No. 157, Fair Value Measurements.

Washington, D.C.
February 26, 2010

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share amounts)

	December 31,
	2009	2008
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2009-$1,747,759; 2008-$2,167,020)	$811,736	$1,187,722
Companies 5% to 25% owned (cost: 2009-$222,981; 2008-$392,516)	180,998	352,760
Companies less than 5% owned (cost: 2009-$1,639,193; 2008-$2,317,856)	1,082,577	1,858,581

Total private finance (cost: 2009-$3,609,933; 2008-$4,877,392)	2,075,311	3,399,063
Commercial real estate finance (cost: 2009-$75,180; 2008-$85,503)	55,807	93,887

Total portfolio at value (cost: 2009-$3,685,113; 2008-$4,962,895)	2,131,118	3,492,950
Accrued interest and dividends receivable	43,875	55,638
Other assets	88,802	122,909
Investments in money market and other securities	381,020	287
Cash	20,682	50,402

Total assets	$2,665,497	$3,722,186

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable (maturing within one year: 2009-$85,111; 2008-$1,015,000)	$1,384,920	$1,895,000
Bank secured term debt (former revolver)	41,091	50,000
Accounts payable and other liabilities	41,284	58,786

Total liabilities	1,467,295	2,003,786

Commitments and contingencies
Shareholders' equity:
Common stock, $0.0001 par value, 400,000 shares authorized; 179,940 and 178,692 shares issued and outstanding at December 31, 2009 and 2008, respectively	18	18
Additional paid-in capital	3,037,513	3,037,845
Notes receivable from sale of common stock	(301)	(1,089)
Net unrealized appreciation (depreciation)	(1,679,778)	(1,503,089)
Undistributed (distributions in excess of) earnings	(159,250)	184,715

Total shareholders' equity	1,198,202	1,718,400

Total liabilities and shareholders' equity	$2,665,497	$3,722,186

Net asset value per common share	$6.66	$9.62

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Years Ended December 31,
	2009	2008	2007
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$93,739	$111,188	$105,634
Companies 5% to 25% owned	30,028	42,376	41,577
Companies less than 5% owned	167,219	303,854	270,365

Total interest and dividends	290,986	457,418	417,576

Fees and other income
Companies more than 25% owned	23,382	28,278	18,505
Companies 5% to 25% owned	234	2,619	810
Companies less than 5% owned	4,084	12,797	24,814

Total fees and other income	27,700	43,694	44,129

Total interest and related portfolio income	318,686	501,112	461,705

Expenses:
Interest	171,068	148,930	132,080
Employee	42,104	76,429	89,155
Employee stock options	3,355	11,781	35,233
Administrative	38,147	49,424	50,580
Impairment of long-lived assets	2,873	—	—

Total operating expenses	257,547	286,564	307,048

Net investment income before income taxes	61,139	214,548	154,657
Income tax expense, including excise tax	5,576	2,506	13,624

Net investment income	55,563	212,042	141,033

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	(149,032)	(131,440)	226,437
Companies 5% to 25% owned	(49,484)	(14,120)	(10,046)
Companies less than 5% owned	(162,612)	16,142	52,122

Total net realized gains (losses)	(361,128)	(129,418)	268,513
Net change in unrealized appreciation or depreciation	(176,689)	(1,123,762)	(256,243)

Total net gains (losses)	(537,817)	(1,253,180)	12,270

Gain on repurchase of debt	83,532	1,132	—
Loss on extinguishment of debt	(122,776)	—	—

Net increase (decrease) in net assets resulting from operations	$(521,498)	$(1,040,006)	$153,303

Basic earnings (loss) per common share	$(2.91)	$(6.01)	$1.00

Diluted earnings (loss) per common share	$(2.91)	$(6.01)	$0.99

Weighted average common shares outstanding—basic	178,994	172,996	152,876

Weighted average common shares outstanding—diluted	178,994	172,996	154,687

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(in thousands, except per share amounts)

	For the Years Ended December 31,
	2009	2008	2007
Operations:
Net investment income	$55,563	$212,042	$141,033
Net realized gains (losses)	(361,128)	(129,418)	268,513
Net change in unrealized appreciation or depreciation	(176,689)	(1,123,762)	(256,243)
Gain on repurchase of debt	83,532	1,132	—
Loss on extinguishment of debt	(122,776)	—	—

Net increase (decrease) in net assets resulting from operations	(521,498)	(1,040,006)	153,303

Shareholder distributions:
Common stock dividends	—	(456,531)	(407,317)
Preferred stock dividends	(10)	(10)	(10)

Net decrease in net assets resulting from shareholder distributions	(10)	(456,541)	(407,327)

Capital share transactions:
Sale of common stock	—	402,478	171,282
Issuance of common stock in lieu of cash distributions	—	3,751	17,095
Issuance of common stock upon the exercise of stock options	918	—	14,251
Cash portion of option cancellation payment	—	—	(52,833)
Stock option expense	3,424	11,906	35,810
Cancellation of common stock (note receivable from common stock)	(36)	—	—
Net decrease in notes receivable from sale of common stock	788	1,603	158
Purchase of common stock held in deferred compensation trust	—	(943)	(12,444)
Distribution of common stock held in deferred compensation trust	—	27,335	837
Other	(3,784)	(3,030)	10,471

Net increase in net assets resulting from capital share transactions	1,310	443,100	184,627

Total net increase (decrease) in net assets	(520,198)	(1,053,447)	(69,397)
Net assets at beginning of year	1,718,400	2,771,847	2,841,244

Net assets at end of year	$1,198,202	$1,718,400	$2,771,847

Net asset value per common share	$6.66	$9.62	$17.54

Common shares outstanding at end of year	179,940	178,692	158,002

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2009	2008	2007
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(521,498)	$(1,040,006)	$153,303
Adjustments:
Portfolio investments	(130,436)	(1,070,092)	(1,845,973)
Principal collections related to investment repayments or sales	871,271	1,037,348	1,211,550
Collections of notes and other consideration received from sale of investments	198,406	16,546	15,305
Realized gains from the receipt of notes and other consideration from sale of investments	(577)	(11,972)	(33,011)
Realized losses	413,783	279,886	131,997
Gain on repurchase of debt	(83,532)	(1,132)	—
Redemption of (investment in) U.S. Treasury bills, money market and other securities	(380,733)	200,935	988
Payment-in-kind interest and dividends, net of cash collections	(33,839)	(53,364)	(11,997)
Change in accrued interest and dividends	10,653	14,860	(11,916)
Net collection (amortization) of discounts and fees	(7,173)	(13,083)	(4,101)
Stock option expense	3,424	11,906	35,810
Impairment of long-lived asset	2,873	—	—
Changes in other assets and liabilities	(86,676)	(41,481)	(12,466)
Depreciation and amortization	1,536	913	2,064
Net change in unrealized (appreciation) or depreciation	176,689	1,123,762	256,243

Net cash provided by (used in) operating activities	434,171	455,026	(112,204)

Cash flows from financing activities:
Sale of common stock	—	402,478	171,282
Sale of common stock upon the exercise of stock options	918	—	14,251
Collections of notes receivable from sale of common stock	752	1,603	158
Borrowings under notes payable	—	193,000	230,000
Repayments on notes payable	(392,136)	(217,080)	—
Net borrowings under (repayments on) bank secured term debt (former revolver)	(8,909)	(317,250)	159,500
Cash portion of option cancellation payment	—	—	(52,833)
Purchase of common stock held in deferred compensation trust	—	(943)	(12,444)
Payment of deferred financing costs and other financing activities	(64,506)	(17,182)	1,798
Common stock dividends and distributions paid	—	(452,780)	(397,645)
Preferred stock dividends paid	(10)	(10)	(10)

Net cash provided by (used in) financing activities	(463,891)	(408,164)	114,057

Net increase (decrease) in cash	(29,720)	46,862	1,853
Cash at beginning of year	50,402	3,540	1,687

Cash at end of year	$20,682	$50,402	$3,540

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

December 31, 2009

(in thousands, except number of shares)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
AGILE Fund I, LLC(5)	Equity Interests		$637	$449
(Private Equity Fund)

	Total Investment		637	449

AllBridge Financial, LLC	Senior Loan (6.3%, Due 4/10)	$1,500	1,500	1,500
(Asset Management)	Equity Interests		40,118	15,805

	Total Investment		41,618	17,305

Avborne, Inc.	Common Stock (27,500 shares)		—	39
(Business Services)

	Total Investment		—	39

Aviation Properties Corporation	Common Stock (100 shares)		123	—
(Business Services)

	Total Investment		123	—

Border Foods, Inc.	Senior Loan (12.9%, Due 3/12)	34,126	29,064	34,126
(Consumer Products)	Preferred Stock (100,000 shares)		12,721	20,901
	Common Stock (260,467 shares)		3,847	9,663

	Total Investment		45,632	64,690

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 8/13)	21,782	21,782	19,108
(Asset Management)	Common Stock (100 shares)		—	—

	Total Investment		21,782	19,108

	Guaranty ($3,189)
Ciena Capital LLC	Senior Loan (5.5%, Due 3/09)(6)	319,031	319,031	100,051
(Financial Services)	Class B Equity Interests		119,436	—
	Class C Equity Interests		109,097	—

	Total Investment		547,564	100,051

	Guaranty ($5,000—See Note 3)
CitiPostal Inc.	Senior Loan (3.7%, Due 12/13)	692	683	683
(Business Services)	Unitranche Debt (12.0%, Due 12/13)	50,801	50,633	50,633
	Subordinated Debt (16.0%, Due 12/15)	10,685	10,685	10,685
	Common Stock (37,024 shares)		12,726	1,432

	Total Investment		74,727	63,433

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	31,627	31,573	31,573
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	5,563	5,555	5,555
	Common Stock (763,333 shares)		14,361	11,386

	Total Investment		51,489	48,514

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Crescent Equity Corp.(8)	Senior Loan (10.0%, Due 6/10)	$433	$433	$433
(Business Services)	Subordinated Debt (11.0%, Due 9/11–6/17)(6)	32,161	32,072	4,132
	Common Stock (174 shares)		82,818	—

	Total Investment		115,323	4,565

	Guaranty ($900)
Direct Capital Corporation	Senior Loan (8.0%, Due 1/14)(6)	8,175	8,175	8,744
(Financial Services)	Subordinated Debt (16.0%, Due 3/13)(6)	55,671	55,496	6,797
	Common Stock (2,317,020 shares)		25,732	—

	Total Investment		89,403	15,541

Financial Pacific Company	Subordinated Debt (17.4%,
(Financial Services)	Due 2/12–8/12)	68,967	68,880	34,780
	Preferred Stock (9,458 shares)		8,865	—
	Common Stock (12,711 shares)		12,783	—

	Total Investment		90,528	34,780

HCI Equity, LLC(4)(5)	Equity Interests		1,100	877
(Private Equity Fund)

	Total Investment		1,100	877

Hot Light Brands, Inc.	Senior Loan (9.0%, Due 2/11)(6)	29,257	29,257	9,116
(Real Estate)	Common Stock (93,500 shares)		5,151	—

	Total Investment		34,408	9,116

Hot Stuff Foods, LLC	Senior Loan (3.7%, Due 2/12)	44,697	44,602	44,697
(Consumer Products)	Subordinated Debt (12.3%, Due 8/12–2/13)(6)	83,692	83,387	48,240
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		184,176	92,937

Huddle House, Inc.	Subordinated Debt (15.0%,
(Retail)	Due 12/15)	19,694	19,646	19,646
	Common Stock (358,428 shares)		36,348	3,919

	Total Investment		55,994	23,565

IAT Equity, LLC and Affiliates	Subordinated Debt (9.0%, Due 6/14)	6,000	6,000	6,000
d/b/a Industrial Air Tool	Equity Interests		7,500	5,485
(Industrial Products)

	Total Investment		13,500	11,485

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	215
(Business Services)

	Total Investment		—	215

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	54,443	54,385	54,023
(Consumer Products)	Common Stock (155,000 shares)		40,413	9,400

	Total Investment		94,798	63,423

Jakel, Inc.	Subordinated Debt (15.5%,
(Industrial Products)	Due 3/08)(6)	748	748	—

	Total Investment		748	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Knightsbridge CLO 2007-1 Ltd.(4)	Class E Notes (9.3%, Due 1/22)	$18,700	$18,700	$11,360
(CLO)	Income Notes (4.4%)(7)		39,174	16,220

	Total Investment		57,874	27,580

Knightsbridge CLO 2008-1 Ltd.(4)	Class C Notes (7.8%, Due 6/18)	12,800	12,800	12,289
(CLO)	Class D Notes (8.8%, Due 6/18)	8,000	8,000	7,160
	Class E Notes (5.3%, Due 6/18)	13,200	11,291	10,091
	Income Notes (20.8%)(7)		21,893	20,637

	Total Investment		53,984	50,177

MVL Group, Inc.	Senior Loan (12.0%, Due 7/12)	25,260	25,256	25,260
(Business Services)	Subordinated Debt (14.5%, Due 7/12)	35,607	35,578	34,306
	Subordinated Debt (8.0%, Due 7/12)(6)	144	139	—
	Common Stock (560,716 shares)		555	—

	Total Investment		61,528	59,566

Penn Detroit Diesel Allison, LLC	Equity Interests		20,081	15,258
(Business Services)

	Total Investment		20,081	15,258

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,742	27,696	27,696
(Business Services)	Common Stock (55,112 shares)		11,145	28,071

	Total Investment		38,841	55,767

Stag-Parkway, Inc.	Subordinated Debt (10.0%, Due 7/12)	19,044	19,004	19,004
(Business Services)	Common Stock (25,000 shares)		32,686	14,226

	Total Investment		51,690	33,230

Startec Equity, LLC	Equity Interests		211	65
(Telecommunications)

	Total Investment		211	65

Total companies more than 25% owned			$1,747,759	$811,736

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%,
(Business Services)	Due 11/14)	22,325	22,234	22,325
	Equity Interests		422	475
	Option		25	25

	Total Investment		22,681	22,825

Air Medical Group Holdings LLC	Senior Loan (2.8%, Due 3/11)	6,075	6,056	5,845
(Healthcare Services)	Equity Interests		2,993	19,500

	Total Investment		9,049	25,345

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC(5)	Equity Interests		11,789	10,379
(Private Equity Fund)

	Total Investment		11,789	10,379

Driven Brands, Inc.	Subordinated Debt (16.6%, Due 7/15)	91,991	91,647	91,899
(Consumer Services)	Common Stock (3,772,098 shares)		9,516	3,000

	Total Investment		101,163	94,899

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	2,500	2,485	2,491
(Business Services)	Equity Interests		1,737	1,418

	Total Investment		4,222	3,909

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Pendum Acquisition, Inc.	Common Stock (8,872 shares)		$—	$200
(Business Services)

	Total Investment		—	200

Postle Aluminum Company, LLC	Senior Loan (6.0%, Due 10/12)(6)	$35,000	34,876	16,054
(Industrial Products)	Subordinated Debt (3.0%, Due 10/12)(6)	23,953	23,868	—
	Equity Interests		2,174	—

	Total Investment		60,918	16,054

Regency Healthcare Group, LLC	Equity Interests		1,302	1,898
(Healthcare Services)

	Total Investment		1,302	1,898

SGT India Private Limited(4)	Common Stock (150,596 shares)		4,161	—
(Business Services)

	Total Investment		4,161	—

Soteria Imaging Services, LLC	Subordinated Debt (13.3%,
(Healthcare Services)	Due 11/10)	4,250	4,216	4,210
	Equity Interests		1,881	1,279

	Total Investment		6,097	5,489

Universal Environmental Services, LLC	Equity Interests		1,599	—
(Business Services)

	Total Investment		1,599	—

Total companies 5% to 25% owned			$222,981	$180,998

Companies Less Than 5% Owned
3SI Security Systems, Inc.	Subordinated Debt (16.6%,
(Consumer Products)	Due 8/13)(6)	29,548	29,473	9,542

	Total Investment		29,473	9,542

Axium Healthcare Pharmacy, Inc.	Subordinated Debt (8.0%, Due 3/15)	3,036	3,036	2,641
(Healthcare Services)

	Total Investment		3,036	2,641

BenefitMall Holdings Inc.	Subordinated Debt (18.0%, Due 6/14)	40,326	40,254	40,254
(Business Services)	Common Stock (39,274,290 shares)(3)		39,274	68,822
	Warrants(3)		—	—

	Total Investment		79,528	109,076

Bushnell, Inc.	Subordinated Debt (6.8%, Due 2/14)	41,325	40,217	30,456
(Consumer Products)

	Total Investment		40,217	30,456

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)(6)	19,420	19,527	2,163
CDO Fund I, Ltd.(4)(10)	Class D Notes (17.0%, Due 12/13)(6)	9,400	9,454	—
(CDO)

	Total Investment		28,981	2,163

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		20,138	4,112
CLO Fund III, Ltd.(4)(10)
(CLO)

	Total Investment		20,138	4,112

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Callidus Debt Partners	Class D Notes (4.8%, Due 4/20)	$3,000	$2,206	$1,710
CLO Fund IV, Ltd.(4)(10)	Income Notes (0.0%)(7)		14,859	5,433
(CLO)

	Total Investment		17,065	7,143

Callidus Debt Partners	Income Notes (1.4%)(7)		13,432	5,012
CLO Fund V, Ltd.(4)(10)
(CLO)

	Total Investment		13,432	5,012

Callidus Debt Partners	Class D Notes (6.3%, Due 10/21)	9,480	7,809	4,256
CLO Fund VI, Ltd.(4)(10)	Income Notes (0.0%)(7)		29,144	4,978
(CLO)

	Total Investment		36,953	9,234

Callidus Debt Partners	Income Notes (0.0%)(7)		24,824	7,148
CLO Fund VII, Ltd.(4)(10)
(CLO)

	Total Investment		24,824	7,148

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (5.8%, Due 12/17)	17,000	17,000	11,695
(CLO)	Income Notes (0.0%)(7)		38,509	14,119

	Total Investment		55,509	25,814

Callidus MAPS CLO Fund II, Ltd.(4)(10)	Class D Notes (4.5%, Due 7/22)	7,700	3,880	3,215
(CLO)	Income Notes (2.5%)(7)		17,824	6,310

	Total Investment		21,704	9,525

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (12.0%, Due 6/11)	1,644	1,638	1,544
(Consumer Products)	Common Stock (345,056 Shares)		345	—

	Total Investment		1,983	1,544

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		3,327	2,014
(Private Equity Fund)

	Total Investment		3,327	2,014

Commercial Credit Group, Inc.	Subordinated Debt (15.0%, Due 6/15)	22,000	21,970	21,970
(Financial Services)	Preferred Stock (64,679 shares)		15,543	6,005
	Warrants		—	—

	Total Investment		37,513	27,975

Community Education Centers, Inc.	Subordinated Debt (21.5%,
(Education Services)	Due 11/13)	37,357	37,307	35,869

	Total Investment		37,307	35,869

Component Hardware Group, Inc.	Subordinated Debt (13.5%,
(Industrial Products)	Due 1/13)(6)	18,992	18,947	16,695

	Total Investment		18,947	16,695

Cook Inlet Alternative Risk, LLC	Unitranche Debt (13.0%, Due 4/13)	87,600	87,309	62,100
(Business Services)	Equity Interests		552	—

	Total Investment		87,861	62,100

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		6,390	3,917
(Private Equity)

	Total Investment		6,390	3,917

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	$12,984	$12,940	$12,811
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	5,017	5,006	5,006

	Total Investment		17,946	17,817

DirectBuy Holdings, Inc.	Subordinated Debt (16.0%, Due 5/13)	78,414	78,181	71,856
(Consumer Products)	Equity Interests		8,000	1,500

	Total Investment		86,181	73,356

Distant Lands Trading Co.	Senior Loan (8.3%, Due 11/11)	8,300	8,284	7,852
(Consumer Products)	Unitranche Debt (13.0%, Due 11/11)	43,581	43,509	43,026
	Common Stock (3,451 shares)		3,451	1,046

	Total Investment		55,244	51,924

Diversified Mercury
Communications, LLC	Senior Loan (6.8%, Due 3/13)	2,668	2,657	2,391
(Business Services)

	Total Investment		2,657	2,391

Dryden XVIII Leveraged
Loan 2007 Limited(4)	Class B Notes (4.8%, Due 10/19)(6)	8,717	7,497	2,115
(CLO)	Income Notes (0.0%)(7)		23,164	2,427

	Total Investment		30,661	4,542

Dynamic India Fund IV(4)(5)	Equity Interests		9,350	8,224
(Private Equity Fund)

	Total Investment		9,350	8,224

EarthColor, Inc.	Subordinated Debt (15.0%,
(Business Services)	Due 11/13)(6)	123,819	123,385	—
	Common Stock (63,438 shares)(3)		63,438	—
	Warrants(3)		—	—

	Total Investment		186,823	—

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		7,274	—
(Private Equity Fund)

	Total Investment		7,274	—

eInstruction Corporation	Subordinated Debt (12.2%,
(Education Services)	Due 7/14–1/15)	36,849	36,737	34,174
	Common Stock (2,406 shares)		2,500	1,050

	Total Investment		39,237	35,224

Fidus Mezzanine Capital, L.P.(5)	Limited Partnership Interest		14,720	9,921
(Private Equity Fund)

	Total Investment		14,720	9,921

Geotrace Technologies, Inc.	Warrants		2,027	2,075
(Energy Services)

	Total Investment		2,027	2,075

Gilchrist & Soames, Inc.	Subordinated Debt (13.4%,
(Consumer Products)	Due 10/13)	24,421	24,310	23,181

	Total Investment		24,310	23,181

Havco Wood Products LLC	Equity Interests		910	—
(Industrial Products)

	Total Investment		910	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
The Homax Group, Inc.	Senior Loan (8.0%, Due 10/12)	$697	$653	$648
(Consumer Products)	Subordinated Debt (14.5%, Due 4/14)	14,159	13,649	9,804
	Preferred Stock (76 shares)		76	—
	Common Stock (24 shares)		5	—
	Warrants		954	—

	Total Investment		15,337	10,452

Ideal Snacks Corporation	Senior Loan (8.5%, Due 6/11)	967	967	958
(Consumer Products)

	Total Investment		967	958

Kodiak Fund LP(5)	Equity Interests		9,323	1,917
(Private Equity Fund)

	Total Investment		9,323	1,917

Market Track Holdings, LLC	Senior Loan (8.0%, Due 6/14)	2,500	2,450	2,412
(Business Services)	Subordinated Debt (15.9%, Due 6/14)	24,600	24,509	23,680

	Total Investment		26,959	26,092

NetShape Technologies, Inc.	Senior Loan (4.0%, Due 2/13)	972	972	335
(Industrial Products)

	Total Investment		972	335

Network Hardware Resale, Inc.	Unitranche Debt (12.0%, Due 12/11)	16,042	16,088	16,031
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	15,953	15,998	15,998

	Total Investment		32,086	32,029

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		2,018	1,070
(Private Equity Fund)

	Total Investment		2,018	1,070

Pangaea CLO 2007-1 Ltd.(4)	Class D Notes (5.0%, Due 1/21)	15,000	12,119	6,651
(CLO)

	Total Investment		12,119	6,651

PC Helps Support, LLC	Senior Loan (4.3%, Due 12/13)	8,181	8,092	7,756
(Business Services)	Subordinated Debt (12.8%, Due 12/13)	26,734	26,633	26,490

	Total Investment		34,725	34,246

Performant Financial Corporation	Common Stock (478,816 shares)		734	1,400
(Business Services)

	Total Investment		734	1,400

Promo Works, LLC	Unitranche Debt (16.0%, Due 12/12)	19,964	19,859	12,557
(Business Services)

	Total Investment		19,859	12,557

Reed Group, Ltd.	Senior Loan (6.0%, Due 12/13)	12,033	11,903	10,186
(Healthcare Services)	Subordinated Debt (15.8%, Due 12/13)	19,259	19,199	15,260
	Equity Interests		1,800	28

	Total Investment		32,902	25,474

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
S.B. Restaurant Company	Unitranche Debt (11.8%, Due 4/11)	$38,327	$38,207	$32,693
(Retail)	Preferred Stock (46,690 shares)		117	—
	Warrants		534	—

	Total Investment		38,858	32,693

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		7,476	7,145
(Private Equity Fund)

	Total Investment		7,476	7,145

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	30,386	30,318	28,695
(Industrial Products)

	Total Investment		30,318	28,695

Summit Energy Services, Inc.	Common Stock (415,982 shares)		1,861	2,200
(Business Services)

	Total Investment		1,861	2,200

Tappan Wire & Cable Inc.	Unitranche Debt (15.0%, Due 8/14)(6)	22,346	22,248	5,331
(Industrial Products)	Common Stock (12,940 shares)(3)		2,043	—
	Warrant(3)		—	—

	Total Investment		24,291	5,331

The Step2 Company, LLC	Unitranche Debt (11.0%, Due 4/12)	94,122	93,937	89,614
(Consumer Products)	Equity Interests		2,156	705

	Total Investment		96,093	90,319

Tradesmen International, Inc.	Subordinated Debt (15.0%,
(Business Services)	Due 12/12)(6)	40,000	39,793	11,532

	Total Investment		39,793	11,532

Trover Solutions, Inc.	Subordinated Debt (12.0%,
(Business Services)	Due 11/12)	53,827	53,674	51,270

	Total Investment		53,674	51,270

United Road Towing, Inc.	Subordinated Debt (11.8%, Due 1/14)	19,060	18,993	18,367
(Consumer Services)

	Total Investment		18,993	18,367

Venturehouse-Cibernet Investors, LLC	Equity Interest		—	—
(Business Services)

	Total Investment		—	—

Webster Capital II, L.P.(5)	Limited Partnership Interest		1,742	1,235
(Private Equity Fund)

	Total Investment		1,742	1,235

Woodstream Corporation	Subordinated Debt (12.0%, Due 2/15)	90,000	89,693	77,400
(Consumer Products)	Common Stock (6,960 shares)		6,961	2,700

	Total Investment		96,654	80,100

Other companies	Other debt investments	37	(130)	(134)
	Other equity investments		41	8

	Total Investment		(89)	(126)

Total companies less than 5% owned			$1,639,193	$1,082,577

Total private finance (100 portfolio investments)			$3,609,933	$2,075,311

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2009
	Stated Interest Rate Ranges	Number of Loans
			Cost	Value
Commercial Mortgage Loans
	Up to 6.99%	3	$29,660	$28,372
	7.00% - 8.99%	2	1,845	1,819
	9.00% - 10.99%	1	6,480	3,281
	15.00% and above	2	3,970	1,943

Total commercial mortgage loans(9)			$41,955	$35,415

Real Estate Owned			$5,962	$6,405

Equity Interests(2)—Companies more than 25% owned			$27,263	$13,987

Total commercial real estate finance			$75,180	$55,807

Total portfolio			$3,685,113	$2,131,118

	Yield	Cost	Value
Investments in Money Market and Other Securities
First American Treasury Obligations Fund	—	$381,020	$381,020

Total		$381,020	$381,020

(1)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.

(3)
Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(4)
Non-U.S. company or principal place of business outside the U.S.

(5)
Non-registered investment company.

(6)
Loan or debt security is on non-accrual status and therefore is considered non-income producing.

(7)
Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income in the consolidated statement of operations.

(8)
Crescent Equity Corp. holds investments in Crescent Hotels & Resorts, LLC and affiliates.

(9)
Commercial mortgage loans totaling $6.1 million at value were on non-accrual status and therefore were considered non-income producing.

(10)
The fund is managed by Callidus Capital, a portfolio company of Allied Capital.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

December 31, 2008

(in thousands, except number of shares)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
AGILE Fund I, LLC(5) (Private Equity Fund)	Equity Interests		$694	$497

	Total Investment		694	497

AllBridge Financial, LLC (Asset Management)	Equity Interests		33,294	10,960

	Total Investment		33,294	10,960

	Standby Letter of Credit ($15,000)
Allied Capital Senior Debt Fund, L.P.(5)	Limited Partnership Interests		31,800	31,800
(Private Debt Fund)

	Total Investment		31,800	31,800

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		—	942
(Business Services)	Common Stock (27,500 shares)		—	—

	Total Investment		—	942

Avborne Heavy Maintenance, Inc.(7)	Common Stock (2,750 shares)		—	—
(Business Services)

	Total Investment		—	—

Aviation Properties Corporation	Common Stock (100 shares)		93	—
(Business Services)

	Total Investment		93	—

	Standby Letters of Credit ($1,000)
Border Foods, Inc.	Senior Loan (12.6%, Due 12/09–3/12)	$33,027	26,860	33,027
(Consumer Products)	Preferred Stock (100,000 shares)		12,721	11,851
	Common Stock (260,467 shares)		3,847	—

	Total Investment		43,428	44,878

Calder Capital Partners, LLC(5)	Senior Loan (10.5%, Due 5/09)(6)	4,496	4,496	953
(Asset Management)	Equity Interests		2,453	—

	Total Investment		6,949	953

Callidus Capital Corporation	Subordinated Debt (18.0%,	16,068	16,068	16,068
(Asset Management)	Due 8/13–2/14)
	Common Stock (100 shares)		—	34,377

	Total Investment		16,068	50,445

	Guaranty ($6,447)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Ciena Capital LLC	Senior Loan (5.5%, Due 3/09)(6)	$319,031	$319,031	$104,883
(Financial Services)	Class B Equity Interests		119,436	—
	Class C Equity Interests		109,301	—

	Total Investment		547,768	104,883

	Guaranty ($5,000—See Note 3)
	Standby Letters of Credit ($102,600—See Note 3)
CitiPostal Inc.	Senior Loan (4.0%, Due 12/13)	692	681	681
(Business Services)	Unitranche Debt (12.0%, Due 12/13)	51,758	51,548	51,548
	Subordinated Debt (16.0%, Due 12/15)	9,114	9,114	9,114
	Common Stock (37,024 shares)		12,726	8,616

	Total Investment		74,069	69,959

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	32,035	31,948	31,948
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	5,563	5,549	5,549
	Common Stock (763,333 shares)		14,361	17,968

	Total Investment		51,858	55,465

CR Holding, Inc.	Subordinated Debt (16.6%,	39,307	39,193	17,360
(Consumer Products)	Due 2/13)(6)
	Common Stock (32,090,696 shares)		28,744	—

	Total Investment		67,937	17,360

Crescent Equity Corp.(8)	Senior Loan (10.0%, Due 1/09)	433	433	433
(Business Services)	Subordinated Debt (11.0%, Due 9/11–6/17)	22,312	22,247	14,283
	Subordinated Debt (11.0%, Due 1/12–9/12)(6)	10,097	10,072	4,331
	Common Stock (174 shares)		81,255	4,580

	Total Investment		114,007	23,627

	Guaranty ($900)
	Standby Letters of Credit ($200)
Direct Capital Corporation	Subordinated Debt (16.0%,	55,671	55,496	13,530
(Financial Services)	Due 3/13)(6)
	Common Stock (2,317,020 shares)		25,732	—

	Total Investment		81,228	13,530

Financial Pacific Company	Subordinated Debt (17.4%,	68,967	68,840	62,189
(Financial Services)	Due 2/12–8/12)
	Preferred Stock (9,458 shares)		8,865	—
	Common Stock (12,711 shares)		12,783	—

	Total Investment		90,488	62,189

ForeSite Towers, LLC	Equity Interest		—	889
(Tower Leasing)

	Total Investment		—	889

Global Communications, LLC	Senior Loan (10.0%, Due 9/02)(6)	1,335	1,335	1,335
(Business Services)

	Total Investment		1,335	1,335

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Hot Light Brands, Inc.	Senior Loan (9.0%, Due 2/11)(6)	$30,522	$30,522	$13,678
(Retail)	Common Stock (93,500 shares)		5,151	—

	Total Investment		35,673	13,678

	Standby Letter of Credit ($105)
Hot Stuff Foods, LLC	Senior Loan (4.0%, Due 2/11–2/12)	53,597	53,456	42,378
(Consumer Products)	Subordinated Debt (12.4%, Due 8/12–2/13)(6)	83,692	83,387	—
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		193,030	42,378

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/12)	57,244	57,067	57,067
(Retail)	Common Stock (358,428 shares)		35,828	20,922

	Total Investment		92,895	77,989

IAT Equity, LLC and Affiliates d/b/a Industrial Air Tool	Subordinated Debt (9.0%, Due 6/14)	6,000	6,000	6,000
(Industrial Products)	Equity Interests		7,500	8,860

	Total Investment		13,500	14,860

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	321
(Business Services)

	Total Investment		—	321

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	45,827	45,738	45,827
(Consumer Products)	Subordinated Debt (19.0%, Due 9/12)(6)	16,177	16,126	17,532
	Preferred Stock (25,000 shares)		25,000	4,068
	Common Stock (620,000 shares)		6,325	—

	Total Investment		93,189	67,427

Jakel, Inc.	Subordinated Debt (15.5%,	748	748	374
(Industrial Products)	Due 3/08)(6)

	Total Investment		748	374

Knightsbridge CLO 2007-1 Ltd.(4)	Class E Notes (13.8%, Due 1/22)	18,700	18,700	14,866
(CLO)	Income Notes (14.9%)(11)		40,914	35,214

	Total Investment		59,614	50,080

Knightsbridge CLO 2008-1 Ltd.(4)	Class C Notes (9.3%, Due 6/18)	12,800	12,800	12,800
(CLO)	Class D Notes (10.3%, Due 6/18)	8,000	8,000	8,000
	Class E Notes (6.8%, Due 6/18)	13,200	10,573	10,573
	Income Notes (16.6%)(11)		21,315	21,315

	Total Investment		52,688	52,688

MHF Logistical Solutions, Inc.	Subordinated Debt (13.0%,	49,841	49,633	—
(Business Services)	Due 6/12–6/13)(6)
	Preferred Stock (10,000 shares)		—	—
	Common Stock (20,934 shares)		20,942	—

	Total Investment		70,575	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
MVL Group, Inc.	Senior Loan (12.0%, Due 6/09–7/09)	$30,674	$30,663	$30,663
(Business Services)	Subordinated Debt (14.5%, Due 6/09–7/09)	41,074	40,994	40,994
	Subordinated Debt (3.0%, Due 6/09)(6)	144	139	86
	Common Stock (560,716 shares)		555	—

	Total Investment		72,351	71,743

Old Orchard Brands, LLC	Subordinated Debt (18.0%, Due 7/14)	18,951	18,882	18,882
(Consumer Products)	Equity Interests		16,857	27,763

	Total Investment		35,739	46,645

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	37,984	37,869	37,869
(Business Services)	Equity Interests		18,873	21,100

	Total Investment		56,742	58,969

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,050	26,984	26,984
(Business Services)	Common Stock (55,112 shares)		11,785	21,156

	Total Investment		38,769	48,140

Stag-Parkway, Inc.	Unitranche Debt (14.0%, Due 7/12)	17,975	17,920	17,962
(Business Services)	Common Stock (25,000 shares)		32,686	6,968

	Total Investment		50,606	24,930

Startec Equity, LLC	Equity Interests		211	332
(Telecommunications)

	Total Investment		211	332

Senior Secured Loan Fund LLC	Subordinated Certificates (12.0%)		125,423	125,423
(Private Debt Fund)	Equity Interests		1	1

	Total Investment		125,424	125,424

Worldwide Express Operations, LLC	Subordinated Debt (14.0%,	2,865	2,722	2,032
(Business Services)	Due 2/14)(6)
	Equity Interests		11,384	—
	Warrants		144	—

	Total Investment		14,250	2,032

Total companies more than 25% owned			$2,167,020	$1,187,722

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%, Due 11/14)	21,439	21,329	21,439
(Business Services)	Equity Interests		422	975
	Option		25	25

	Total Investment		21,776	22,439

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	158,617	158,132	135,000
(Business Services)	Equity Interests		—	5,000

	Total Investment		158,132	140,000

Air Medical Group Holdings LLC	Senior Loan (3.3%, Due 3/11)	3,360	3,326	3,139
(Healthcare Services)	Equity Interests		2,993	10,800

	Total Investment		6,319	13,939

Alpine ESP Holdings, Inc.	Preferred Stock (701 shares)		701	—
(Business Services)	Common Stock (11,657 shares)		13	—

	Total Investment		714	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Amerex Group, LLC	Subordinated Debt (12.3%, Due 1/13)	$8,789	$8,784	$8,784
(Consumer Products)	Equity Interests		3,508	9,932

	Total Investment		12,292	18,716

BB&T Capital Partners/Windsor	Equity Interests		11,789	11,063
Mezzanine Fund, LLC(5)
(Private Equity Fund)

	Total Investment		11,789	11,063

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	25,503	25,450	25,502
(Industrial Products)	Common Stock (4,376 shares)		5,014	2,267

	Total Investment		30,464	27,769

Drew Foam Companies, Inc.	Preferred Stock (622,555 shares)		623	512
(Business Services)	Common Stock (6,286 shares)		6	—

	Total Investment		629	512

Driven Brands, Inc.	Subordinated Debt (16.5%, Due 7/15)	84,106	83,698	83,698
(Consumer Services)	Common Stock (3,772,098 shares)		9,516	4,855

	Total Investment		93,214	88,553

Hilden America, Inc. (Consumer Products)	Common Stock (19 shares)		454	76

	Total Investment		454	76

Lydall Transport, Ltd.	Equity Interests		432	345
(Business Services)

	Total Investment		432	345

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	3,018	2,995	2,941
(Business Services)	Equity Interests		1,737	1,782

	Total Investment		4,732	4,723

Progressive International Corporation	Preferred Stock (500 shares)		500	1,125
(Consumer Products)	Common Stock (197 shares)		13	4,600
	Warrants		—	—

	Total Investment		513	5,725

Regency Healthcare Group, LLC	Unitranche Debt (11.1%, Due 6/12)	10,901	10,855	10,825
(Healthcare Services)	Equity Interests		1,302	2,050

	Total Investment		12,157	12,875

SGT India Private Limited(4)	Common Stock (150,596 shares)		4,137	—
(Business Services)

	Total Investment		4,137	—

Soteria Imaging Services, LLC	Subordinated Debt (11.3%, Due 11/10)	4,250	4,167	4,054
(Healthcare Services)	Equity Interests		1,881	1,971

	Total Investment		6,048	6,025

Triax Holdings, LLC (Consumer Products)	Subordinated Debt (21.0%, Due 2/12)(6)	10,625	10,587	—
	Equity Interests		16,528	—

	Total Investment		27,115	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Universal Environmental Services, LLC	Equity Interests		$1,599	$—
(Business Services)

	Total Investment		1,599	—

Total companies 5% to 25% owned			$392,516	$352,760

Companies Less Than 5% Owned
3SI Security Systems, Inc.	Subordinated Debt (14.6%, Due 8/13)	$29,200	29,118	28,170
(Consumer Products)

	Total Investment		29,118	28,170

Abraxas Corporation	Subordinated Debt (14.6%, Due 4/13)	36,822	36,662	36,170
(Business Services)

	Total Investment		36,662	36,170

Augusta Sportswear Group, Inc.	Subordinated Debt (13.0%, Due 1/15)	53,000	52,825	52,406
(Consumer Products)	Common Stock (2,500 shares)		2,500	1,400

	Total Investment		55,325	53,806

Axium Healthcare Pharmacy, Inc.	Senior Loan (14.0%, Due 12/12)	3,750	3,724	3,654
(Healthcare Services)	Unitranche Debt (14.0%, Due 12/12)	8,500	8,471	7,908
	Common Stock (22,860 shares)		2,286	100

	Total Investment		14,481	11,662

Baird Capital Partners IV Limited(5)	Limited Partnership Interest		3,636	2,978
(Private Equity Fund)

	Total Investment		3,636	2,978

BenefitMall Holdings Inc.	Subordinated Debt (18.0%, Due 6/14)	40,326	40,238	40,238
(Business Services)	Common Stock (39,274,290 shares)(12)		39,274	91,149
	Warrants(12)		—	—

	Total Investment		79,512	131,387

Broadcast Electronics, Inc.	Senior Loan (8.8%, Due 11/11)(6)	4,912	4,884	773
(Business Services)	Preferred Stock (2,044 shares)		—	—

	Total Investment		4,884	773

Bushnell, Inc.	Subordinated Debt (8.0%, Due 2/14)	41,325	40,003	35,794
(Consumer Products)

	Total Investment		40,003	35,794

Callidus Debt Partners CDO Fund I, Ltd.(4)(10)	Class C Notes (12.9%, Due 12/13)	18,800	18,907	10,116
(CDO)	Class D Notes (17.0%, Due 12/13)	9,400	9,454	—

	Total Investment		28,361	10,116

Callidus Debt Partners CLO Fund III, Ltd.(4)(10)	Preferred Shares (23,600,000 shares)		20,138	5,402
(CLO)

	Total Investment		20,138	5,402

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Callidus Debt Partners CLO Fund IV, Ltd.(4)(10)	Class D Notes (9.1%, Due 4/20)	$3,000	$2,045	$1,445
(CLO)	Income Notes (13.2%)(11)		14,591	10,628

	Total Investment		16,636	12,073

Callidus Debt Partners CLO Fund V, Ltd.(4)(10)	Income Notes (16.4%)(11)		13,388	10,331
(CLO)

	Total Investment		13,388	10,331

Callidus Debt Partners CLO Fund VI, Ltd.(4)(10)	Class D Notes (9.8%, Due 10/21)	9,000	7,144	3,929
(CLO)	Income Notes (17.8%)(11)		28,314	23,090

	Total Investment		35,458	27,019

Callidus Debt Partners CLO Fund VII, Ltd.(4)(10)	Income Notes (11.4%)(11)		24,026	15,361
(CLO)

	Total Investment		24,026	15,361

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (7.0%, Due 12/17)	17,000	17,000	9,813
(CLO)	Income Notes (4.0%)(11)		45,053	27,678

	Total Investment		62,053	37,491

Callidus MAPS CLO Fund II, Ltd.(4)(10)	Class D Notes (8.8%, Due 7/22)	7,700	3,555	2,948
(CLO)	Income Notes (13.3%)(11)		18,393	12,626

	Total Investment		21,948	15,574

Carlisle Wide Plank Floors, Inc.	Senior Loan (6.1%, Due 6/11)	1,000	998	953
(Consumer Products)	Unitranche Debt (14.5%, Due 6/11)	3,161	3,139	3,047
	Preferred Stock (345,056 Shares)		345	82

	Total Investment		4,482	4,082

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		2,812	2,356
(Private Equity Fund)

	Total Investment		2,812	2,356

Centre Capital Investors V, L.P.(5)	Limited Partnership Interest		3,049	2,344
(Private Equity Fund)

	Total Investment		3,049	2,344

CK Franchising, Inc.	Subordinated Debt (12.3%,	21,000	20,912	20,912
(Consumer Services)	Due 7/12–7/17)
	Preferred Stock (1,281,887 shares)		1,282	1,592
	Common Stock (7,585,549 shares)		7,586	10,600

	Total Investment		29,780	33,104

Commercial Credit Group, Inc.	Subordinated Debt (15.0%, Due 6/15)	19,000	18,970	18,970
(Financial Services)	Preferred Stock (64,679 shares)		15,543	9,073
	Warrants		—	—

	Total Investment		34,513	28,043

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Community Education Centers, Inc.	Subordinated Debt (14.5%, Due 11/13)	$35,548	$35,486	$34,056
(Education Services)

	Total Investment		35,486	34,056

Component Hardware Group, Inc.	Subordinated Debt (13.5%, Due 1/13)	18,710	18,654	18,261
(Industrial Products)

	Total Investment		18,654	18,261

Cook Inlet Alternative Risk, LLC	Unitranche Debt (10.8%, Due 4/13)	90,000	89,619	82,839
(Business Services)	Equity Interests		552	—

	Total Investment		90,171	82,839

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		4,647	3,445
(Private Equity)

	Total Investment		4,647	3,445

Diversified Mercury Communications, LLC	Senior Loan (4.5%, Due 3/13)	2,972	2,958	2,692
(Business Services)

	Total Investment		2,958	2,692

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	14,097	14,032	14,003
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	4,545	4,533	4,700

	Total Investment		18,565	18,703

DirectBuy Holdings, Inc.	Subordinated Debt (14.5%, Due 5/13)	75,909	75,609	71,703
(Consumer Products)	Equity Interests		8,000	3,200

	Total Investment		83,609	74,903

Distant Lands Trading Co.	Senior Loan (7.5%, Due 11/11)	4,825	4,800	4,501
(Consumer Products)	Unitranche Debt (12.3%, Due 11/11)	43,133	43,022	42,340
	Common Stock (3,451 shares)		3,451	984

	Total Investment		51,273	47,825

Dryden XVIII Leveraged	Class B Notes (8.0%, Due 10/19)	9,000	7,728	4,535
Loan 2007 Limited(4)	Income Notes (16.0%)(11)		22,080	17,477
(CLO)

	Total Investment		29,808	22,012

Dynamic India Fund IV(4)(5)	Equity Interests		9,350	8,966
(Private Equity Fund)

	Total Investment		9,350	8,966

EarthColor, Inc.	Subordinated Debt (15.0%,	123,819	123,385	77,243
(Business Services)	Due 11/13)(6)
	Common Stock (63,438 shares)(12)		63,438	—
	Warrants(12)		—	—

	Total Investment		186,823	77,243

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		7,274	1,431
(Private Equity Fund)

	Total Investment		7,274	1,431

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
eInstruction Corporation	Subordinated Debt (12.6%,	$33,931	$33,795	$31,670
(Education Services)	Due 7/14–1/15)
	Common Stock (2,406 shares)		2,500	1,700

	Total Investment		36,295	33,370

Farley's & Sathers Candy Company, Inc.	Subordinated Debt (10.1%, Due 3/11)	2,500	2,493	2,365
(Consumer Products)

	Total Investment		2,493	2,365

FCP-BHI Holdings, LLC	Subordinated Debt (12.0%, Due 9/13)	27,284	27,191	25,640
d/b/a Bojangles'	Equity Interests		1,029	1,700
(Retail)

	Total Investment		28,220	27,340

Fidus Mezzanine Capital, L.P.(5)	Limited Partnership Interest		9,597	6,754
(Private Equity Fund)

	Total Investment		9,597	6,754

Freedom Financial Network, LLC	Subordinated Debt (13.5%, Due 2/14)	13,000	12,945	12,811
(Financial Services)

	Total Investment		12,945	12,811

Geotrace Technologies, Inc.	Warrants		2,027	3,000
(Energy Services)

	Total Investment		2,027	3,000

Gilchrist & Soames, Inc.	Subordinated Debt (13.4%, Due 10/13)	25,800	25,660	24,692
(Consumer Products)

	Total Investment		25,660	24,692

Havco Wood Products LLC	Equity Interests		910	400
(Industrial Products)

	Total Investment		910	400

Higginbotham Insurance Agency, Inc.	Subordinated Debt (13.7%,	53,305	53,088	53,088
(Business Services)	Due 8/13–8/14)
	Common Stock (23,695 shares)(12)		23,695	27,335
	Warrant(12)		—	—

	Total Investment		76,783	80,423

The Hillman Companies, Inc.(3)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,491	44,345
(Consumer Products)

	Total Investment		44,491	44,345

The Homax Group, Inc.	Senior Loan (7.2%, Due 10/12)	11,785	11,742	10,689
(Consumer Products)	Subordinated Debt (14.5%, Due 4/14)	14,000	13,371	12,859
	Preferred Stock (76 shares)		76	—
	Common Stock (24 shares)		5	—
	Warrants		954	—

	Total Investment		26,148	23,548

Ideal Snacks Corporation	Senior Loan (5.3%, Due 6/10)	1,496	1,496	1,438
(Consumer Products)

	Total Investment		1,496	1,438

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Kodiak Fund LP(5)	Equity Interests		$9,422	$900
(Private Equity Fund)

	Total Investment		9,422	900

Market Track Holdings, LLC	Senior Loan (8.0%, Due 6/14)	$2,500	2,450	2,352
(Business Services)	Subordinated Debt (15.9%, Due 6/14)	24,600	24,488	23,785

	Total Investment		26,938	26,137

NetShape Technologies, Inc.	Senior Loan (5.3%, Due 2/13)	382	382	346
(Industrial Products)

	Total Investment		382	346

Network Hardware Resale, Inc.	Unitranche Debt (12.5%, Due 12/11)	18,734	18,809	18,703
(Business Services)	Convertible Subordinated Debt
	(9.8%, Due 12/15)	14,533	14,585	14,585

	Total Investment		33,394	33,288

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		2,018	1,349
(Private Equity Fund)

	Total Investment		2,018	1,349

Oahu Waste Services, Inc.	Stock Appreciation Rights		206	750
(Business Services)

	Total Investment		206	750

Pangaea CLO 2007-1 Ltd.(4)	Class D Notes (9.2%, Due 10/21)	15,000	11,761	7,114
(CLO)

	Total Investment		11,761	7,114

PC Helps Support, LLC	Senior Loan (4.8%, Due 12/13)	8,610	8,520	8,587
(Business Services)	Subordinated Debt (13.3%, Due 12/13)	28,136	28,009	28,974

	Total Investment		36,529	37,561

Performant Financial Corporation	Common Stock (478,816 shares)		734	200
(Business Services)

	Total Investment		734	200

Peter Brasseler Holdings, LLC	Equity Interests		3,451	2,900
(Business Services)

	Total Investment		3,451	2,900

PharMEDium Healthcare Corporation	Senior Loan (4.3%, Due 10/13)	1,910	1,910	1,747
(Healthcare Services)

	Total Investment		1,910	1,747

Postle Aluminum Company, LLC	Unitranche Debt (13.0%,	58,953	58,744	9,978
(Industrial Products)	Due 10/12)(6)
	Equity Interests		2,174	—

	Total Investment		60,918	9,978

Pro Mach, Inc.	Subordinated Debt (12.5%, Due 6/12)	14,616	14,573	14,089
(Industrial Products)	Equity Interests		1,294	1,900

	Total Investment		15,867	15,989

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Promo Works, LLC	Unitranche Debt (12.3%, Due 12/11)	$23,111	$22,954	$21,266
(Business Services)

	Total Investment		22,954	21,266

Reed Group, Ltd.	Senior Loan (7.6%, Due 12/13)	12,893	12,758	11,502
(Healthcare Services)	Subordinated Debt (13.8%, Due 12/13)	18,543	18,469	16,683
	Equity Interests		1,800	300

	Total Investment		33,027	28,485

S.B. Restaurant Company	Unitranche Debt (9.8%, Due 4/11)	36,501	36,295	34,914
(Retail)	Preferred Stock (46,690 shares)		117	117
	Warrants		534	—

	Total Investment		36,946	35,031

Snow Phipps Group, L.P.(5)	Standby Letters of Credit ($2,465)		4,785	4,374
(Private Equity Fund)	Limited Partnership Interest

	Total Investment		4,785	4,374

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		9,362	9,269
(Private Equity Fund)

	Total Investment		9,362	9,269

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	30,386	30,296	29,745
(Industrial Products)

	Total Investment		30,296	29,745

Summit Energy Services, Inc.	Subordinated Debt (11.6%, Due 8/13)	35,730	35,547	32,113
(Business Services)	Common Stock (415,982 shares)		1,861	1,900

	Total Investment		37,408	34,013

Tank Intermediate Holding Corp.	Senior Loan (7.1%, Due 9/14)	30,514	29,539	25,937
(Industrial Products)

	Total Investment		29,539	25,937

Tappan Wire & Cable Inc.	Unitranche Debt (15.0%, Due 8/14)	22,346	22,248	15,625
(Business Services)	Common Stock (12,940 shares)(12)		2,043	—
	Warrant(12)		—	—

	Total Investment		24,291	15,625

The Step2 Company, LLC	Unitranche Debt (11.0%, Due 4/12)	95,083	94,816	90,474
(Consumer Products)	Equity Interests		2,156	1,161

	Total Investment		96,972	91,635

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/12)	40,000	39,586	37,840
(Business Services)

	Total Investment		39,586	37,840

TransAmerican Auto Parts, LLC	Subordinated Debt (16.3%,	24,561	24,409	—
(Consumer Products)	Due 11/12)(6)
	Equity Interests		1,034	—

	Total Investment		25,443	—

Trover Solutions, Inc.	Subordinated Debt (12.0%, Due 11/12)	60,054	59,847	57,362
(Business Services)

	Total Investment		59,847	57,362

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
United Road Towing, Inc.	Subordinated Debt (12.1%, Due 1/14)	$20,000	$19,915	$20,000
(Consumer Services)

	Total Investment		19,915	20,000

Venturehouse-Cibernet Investors, LLC	Equity Interest		—	—
(Business Services)

	Total Investment		—	—

VICORP Restaurants, Inc.	Warrants		33	—
(Retail)

	Total Investment		33	—

WMA Equity Corporation and Affiliates	Subordinated Debt (16.8%, Due 4/13–4/14)(6)	139,455	138,559	63,823
d/b/a Wear Me Apparel	Common Stock (86 shares)		39,721	—
(Consumer Products)

	Total Investment		178,280	63,823

Webster Capital II, L.P.(5)	Limited Partnership Interest		1,702	1,481
(Private Equity Fund)

	Total Investment		1,702	1,481

Woodstream Corporation	Subordinated Debt (12.0%, Due 2/15)	90,000	89,633	83,258
(Consumer Products)	Common Stock (6,960 shares)		6,961	2,500

	Total Investment		96,594	85,758

York Insurance Services Group, Inc.	Common Stock (12,939 shares)		1,294	1,700
(Business Services)

	Total Investment		1,294	1,700

Other companies	Other debt investments	155	74	72
	Other equity investments		30	8

	Total Investment		104	80

	Total companies less than 5% owned		$2,317,856	$1,858,581

	Total private finance (138 portfolio investments)		$4,877,392	$3,399,063

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2008
	Stated Interest Rate Ranges	Number of Loans
			Cost	Value
Commercial Mortgage Loans
	Up to 6.99%	4	$30,999	$30,537
	7.00% - 8.99%	1	644	580
	9.00% - 10.99%	1	6,465	6,465
	11.00% - 12.99%	1	10,469	9,391
	15.00% and above	2	3,970	6,529

Total commercial mortgage loans(13)			$52,547	$53,502

Real Estate Owned			$18,201	$20,823

Equity Interests(2)—Companies more than 25% owned			$14,755	$19,562
Guarantees ($6,871)
Standby Letter of Credit ($650)
Total commercial real estate finance			$85,503	$93,887

Total portfolio			$4,962,895	$3,492,950

	Yield	Cost	Value
Investments in Money Market and Other Securities
SEI Daily Income Tr Prime Obligation Money Market Fund	0.9%	$5	$5
Columbia Treasury Reserves Fund	—	12	12
Other Money Market Funds	—	270	270

Total		$287	$287

(1)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.

(3)
Public company.

(4)
Non-U.S. company or principal place of business outside the U.S.

(5)
Non-registered investment company.

(6)
Loan or debt security is on non-accrual status and therefore is considered non-income producing.

(7)
Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

(8)
Crescent Equity Corp. holds investments in Crescent Hotels & Resorts, LLC and affiliates.

(10)
The fund is managed by Callidus Capital, a portfolio company of Allied Capital.

(11)
Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income in the consolidated statement of operations.

(12)
Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(13)
Commercial mortgage loans totaling $7.7 million at value were on non-accrual status and therefore were considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Other Matters

              Allied Capital Corporation, a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). Allied Capital Corporation ("ACC") has a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT"), and several subsidiaries that are single member limited liability companies established for specific purposes including holding real estate properties. ACC also has a subsidiary, A.C. Corporation ("AC Corp"), that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to the Company, its portfolio companies and its managed funds.

              ACC and its subsidiaries, collectively, are referred to as the "Company." The Company consolidates the results of its subsidiaries for financial reporting purposes.

              Pursuant to Accounting Standards Codification ("ASC") Topic 810, "Consolidations," the financial results of the Company's portfolio investments are not consolidated in the Company's financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.

              The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in debt and equity securities of private companies in a variety of industries.

              On October 26, 2009, the Company and Ares Capital Corporation, ("Ares Capital") announced a strategic business combination in which ARCC Odyssey Corp., a wholly owned subsidiary of Ares Capital Corporation ("Merger Sub") would merge with and into Allied Capital and, immediately thereafter, Allied Capital would merge with and into Ares Capital. If the merger of Merger Sub into Allied Capital is completed, holders of Allied Capital common stock will have a right to receive 0.325 shares of Ares Capital common stock for each share of Allied Capital common stock held immediately prior to such merger. In connection with such merger, Ares Capital expects to issue a maximum of approximately 58.3 million shares of its common stock (assuming that holders of all "in-the-money" Allied Capital stock options elect to be cashed out), subject to adjustment in certain limited circumstances. The closing of the merger is subject to the receipt of shareholder approvals from Allied Capital and Ares Capital shareholders, and other closing conditions. Allied Capital is holding a special meeting of its stockholders on March 26, 2010, at which Allied Capital stockholders will be asked to vote on the approval of the merger and the merger agreement described in the proxy statement dated February 11, 2010. Approval of the merger and the merger agreement requires the affirmative vote of two-thirds of Allied Capital's outstanding shares entitled to vote on the matter. The completion of the merger with Ares Capital is dependent on a number of conditions being satisfied or, where legally permissible, waived.

Note 2. Summary of Significant Accounting Policies

    Basis of Presentation

              The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2008 and 2007 balances to conform with the 2009 financial statement presentation.

              In June 2009, the FASB issued SFAS No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles," which was primarily codified into ASC Topic 105, "Generally Accepted Accounting Standards." This standard is the single source of authoritative non-governmental U.S. generally accepted accounting principles ("GAAP"), superseding existing FASB, American Institute of Certified Public Accountants ("AICPA"), Emerging Issues Task Force ("EITF"), and related accounting literature. Also included is relevant Securities and Exchange Commission guidance organized using the same topical structure in separate sections. This guidance is effective for financial statements issued for reporting periods that end after September 15, 2009. This guidance impacts the Company's consolidated financial statements and related disclosures as all references to authoritative literature reflect the newly adopted codification.

              The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company or where the Company controls the portfolio company's board of directors and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources, including investments in money market and other securities, are included in the companies less than 5% owned category on the consolidated statement of operations.

              In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

              The Company, as a BDC, has invested in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. The Company's investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company's valuation policy and the provisions of the 1940 Act and ASC Topic 820 "Financial Instruments," which includes the codification of FASB Statement No. 157, Fair Value Measurements and related interpretations. The Company determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The Company's valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests and that fair value for its investments must typically be determined using unobservable inputs. The Company's valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

              The Company adopted the standards in ASC Topic 820 on a prospective basis in the first quarter of 2008. These standards require the Company to assume that the portfolio investment is to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with the standards, the Company has considered its principal market, or the market in which the Company exits its portfolio investments with the greatest volume and level of activity.

              The Company has determined that for its buyout investments, where the Company has control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the merger and acquisition ("M&A") market as the principal market generally through a sale or recapitalization of the portfolio company. The Company believes that the in-use premise of value (as defined in ASC Topic 820), which assumes the debt and equity securities are sold together, is appropriate as this would provide maximum proceeds to the seller. As a result, the Company uses the enterprise value methodology to determine the fair value of these investments. Enterprise value means the entire value of the company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. Enterprise value is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company's equity securities, liquidation events, or other events. The Company allocates the enterprise value to these securities in order of the legal priority of the securities.

              While the Company typically exits its securities upon the sale or recapitalization of the portfolio company in the M&A market, for investments in portfolio companies where the Company does not have control or the ability to gain control through an option or warrant security, the Company cannot typically control the exit of its investment into its principal market (the M&A market). As a result, in accordance with ASC Topic 820, the Company is required to determine the fair value of these investments assuming a sale of the individual investment (the in-exchange premise of value) in a hypothetical market to a hypothetical market participant. The Company continues to perform an enterprise value analysis for the investments in this category to assess the credit risk of the loan or debt security and to determine the fair value of its equity investment in these portfolio companies. The determined equity values are generally discounted when the Company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors. For loan and debt securities, the Company performs a yield analysis assuming a hypothetical current sale of the investment. The yield analysis requires the Company to estimate the expected repayment date of the instrument and a market participant's required yield. The Company's estimate of the expected repayment date of a loan or debt security may be shorter than the legal maturity of the instruments as the Company's loans historically have been repaid prior to the maturity date. The yield analysis considers changes in interest rates and changes in leverage levels of the loan or debt security as compared to market interest rates and leverage levels. Assuming the credit quality of the loan or debt security remains stable, the Company will use the value determined by the yield analysis as the fair value for that security. A change in the assumptions that the Company uses to estimate the fair value of its loans and debt securities using a yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a loan or debt security is in workout status, the Company may consider other factors in determining the fair value of a loan or debt security, including the value attributable to the loan or debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

              The Company's equity investments in private debt and equity funds are generally valued based on the amount that the Company believes would be received if the investments were sold and consider the fund's net asset value, observable transactions and other factors. The value of the Company's equity securities in public companies for which quoted prices in an active market are readily available is based on the closing public market price on the measurement date.

              The fair value of the Company's CLO bonds and preferred shares/income notes and CDO bonds ("CLO/CDO Assets") is generally based on a discounted cash flow model that utilizes prepayment, re-investment, loss and ratings assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/ income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CLO/CDO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment, loss or ratings assumptions in the underlying collateral pool, or changes in redemption assumptions for the CLO/CDO Assets, if applicable. The Company determines the fair value of its CLO/CDO Assets on an individual security-by-security basis.

              The Company records unrealized depreciation on investments when it determines that the fair value of a security is less than its cost basis, and records unrealized appreciation when it determines that the fair value is greater than its cost basis. Because of the inherent uncertainty of valuation, the values determined at the measurement date may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the values determined at the measurement date. In accordance with ASC Topic 820 (discussed below), the Company does not consider a transaction price that is associated with a transaction that is not orderly to be indicative of fair value or market participant risk premiums, and accordingly would place little, if any, weight on transactions that are not orderly in determining fair value. When considering recent potential or completed transactions, the Company uses judgment in determining if such offers or transactions were pursuant to an orderly process for purposes of determining how much weight is placed on these data points in accordance with the applicable guidelines in ASC Topic 820.

    Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

              Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills, when applicable, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

    Interest and Dividend Income

              Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company's capital requirements.

              When the Company receives nominal cost warrants or free equity securities ("nominal cost equity"), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain.

              The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

              The Company recognizes interest income on the CLO preferred shares/income notes using the effective interest method, based on the anticipated yield that is determined using the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses, ratings or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CLO and CDO bonds have stated interest rates. The weighted average yield on the CLO/CDO Assets is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective yield on the preferred shares/income notes, divided by (b) CLO/CDO Assets at value. The weighted average yields are computed as of the balance sheet date.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

    Fee Income

              Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees, including fund management fees, are generally recognized as income as the services are rendered. Fees are not accrued if the Company has doubt about the collection of those fees.

    Cash and Cash Equivalents

              Cash and cash equivalents represents unrestricted cash and highly liquid securities with original maturities of 90 days or less.

    Guarantees

              Guarantees meeting the characteristics described in ASC Topic 460,"Guarantees" and issued or modified after December 31, 2002, are recognized at fair value at inception. Guarantees made on behalf of portfolio companies are considered in determining the fair value of the Company's investments. See Note 5.

    Financing Costs

              Debt financing costs are based on actual costs incurred in obtaining debt financing and generally are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock are recorded as a reduction to the proceeds from the sale of common stock. Financing costs generally include underwriting, accounting and legal fees, and printing costs.

    Dividends to Shareholders

              Dividends to shareholders are recorded on the ex-dividend date.

    Stock Compensation Plans

              The Company has a stock-based employee compensation plan. See Note 9. Effective January 1, 2006, the Company adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment ("SFAS 123R"), which was primarily codified into ASC Topic 718, "Compensation—Stock Compensation." These standards were adopted using the modified prospective method of application, which required the Company to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, the Company did not restate prior year financial statements. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for pro forma disclosure under these standards. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the consolidated statement of operations. The stock option expense for the years ended December 31, 2009, 2008 and 2007, was as follows:

($ in millions, except per share amounts)	2009	2008	2007
Employee Stock Option Expense:
Options granted:
Previously awarded, unvested options as of January 1, 2006	$—	$3.9	$10.1
Options granted on or after January 1, 2006	3.4	7.9	10.7

Total options granted	3.4	11.8	20.8
Options cancelled in connection with tender offer (see Note 9)	—	—	14.4

Total employee stock option expense	$3.4	$11.8	$35.2

Per basic share	$0.02	$0.07	$0.23
Per diluted share	$0.02	$0.07	$0.23

              In addition to the employee stock option expense for options granted, administrative expense included $0.1 million, $0.1 million and $0.2 million of expense for each of the years ended December 31, 2009, 2008 and 2007, respectively, related to options granted to directors during each year. Options were granted to non-officer directors in the second quarters of 2009, 2008 and 2007. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.

              Options Granted.    The stock option expense shown in the tables above were based on the underlying value of the options granted by the Company. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the years ended December 31, 2009, 2008, and 2007:

	2009	2008	2007
Expected term (in years)	3.0	5.0	5.0
Risk-free interest rate	1.3%	2.8%	4.6%
Expected volatility	105.0%	27.8%	26.4%
Dividend yield	32.5%	8.5%	8.9%
Weighted average fair value per option	$0.21	$2.18	$2.96

              The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, the Company used historical data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant consistent with the expected term. Expected volatilities were determined based on the historical volatility of the Company's common stock over a historical time period consistent with the expected term. The dividend yield was determined based on the Company's historical dividend yield over a historical time period consistent with the expected term.

              To determine the stock options expense for options granted, the calculated fair value of the options granted is applied to the options granted, net of assumed future option forfeitures. The Company estimates that the employee-related stock option expense for outstanding unvested options as of December 31, 2009, will be approximately $3.9 million, $3.9 million and $0.0 million for the years ended December 31, 2010, 2011 and 2012, respectively. This estimate does not include any expense related to stock option grants after December 31, 2009, as the fair value of those stock options will be determined at the time of grant. This estimate may change if the Company's assumptions related to future option forfeitures change. The aggregate total stock option expense remaining as of December 31, 2009, is expected to be recognized over an estimated weighted-average period of 1.46 years.

              Options Cancelled in Connection with Tender Offer.    As discussed in Note 9, the Company completed a tender offer in July 2007, whereby the Company accepted for cancellation 10.3 million vested options held by employees and non-officer directors of the Company in exchange for an option cancellation payment ("OCP"). The OCP was equal to the "in-the-money" value of the stock options cancelled, determined using the Weighted Average Market Price of $31.75, and was paid one-half in cash and one-half in unregistered shares of the Company's common stock. In accordance with the terms of the tender offer, the Weighted Average Market Price represented the volume weighted average price of the Company's common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007. Because the Weighted Average Market Price at the commencement of the tender offer on June 20, 2007, was higher than the market price of the Company's common stock at the close of the offer on July 18, 2007, ASC Topic 718 required the Company to record a non-cash employee-related stock option expense of $14.4 million and administrative expense related to stock options cancelled that were held by non-officer directors of $0.4 million. The same amounts were recorded as an increase to additional paid-in capital and, therefore, had no effect on the Company's net asset value. The portion of the OCP paid in cash of $52.8 million reduced the Company's additional paid-in capital and therefore reduced the Company's net asset value. For income tax purposes, the Company's tax deduction resulting from the OCP will be similar to the tax deduction that would have resulted from an exercise of stock options in the market. Any tax deduction for the Company resulting from the OCP or an exercise of stock options in the market is limited by Section 162(m) of the Internal Revenue Code ("Code").

    Federal and State Income Taxes and Excise Tax

              The Company has complied with the requirements of the Code that are applicable to regulated investment companies ("RIC") and real estate investment trusts ("REIT"). ACC and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for income taxes exclusive of excise taxes for these entities.

              If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company's annual taxable income exceeds the distributions from such taxable income during the year earned. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

              Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

    Per Share Information

              Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the year presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares, if any.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

              The consolidated financial statements include portfolio investments at value of $2.1 billion and $3.5 billion at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, 80% and 94%, respectively, of the Company's total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors' determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

    Recent Accounting Pronouncements

              Fair Value Measurements.    In September 2006, the FASB issued Statement No. 157, which was primarily codified into ASC Topic 820, defines fair value, and which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company adopted this statement on a prospective basis beginning in the quarter ending March 31, 2008. The initial adoption of this statement did not have a material effect on the Company's consolidated financial statements.

              ASC Topic 820 also includes the codification of, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active ("FSP 157-3"). These provisions apply to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with ASC Topic 820. These provisions of ASC Topic 820 provide clarification in a market that is not active and provide an example to illustrate key considerations in determining the fair value. The Company has applied these provisions of ASC Topic 820 relating to determining the fair value of a financial asset when the market for that asset is not active in determining the fair value of its portfolio investments at December 31, 2009. The application of these provisions did not have a material impact on the Company's consolidated financial position or its results of operations.

              ASC Topic 820 also includes the codification of Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4), which was issued by the FASB in April 2009. These provisions provide guidance on how to determine the fair value of assets under ASC Topic 820 in the current economic environment and reemphasize that the objective of a fair value measurement remains an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. These provisions state that a transaction price that is associated with a transaction that is not orderly is not determinative of fair value or market-participant risk premiums and companies should place little, if any, weight (compared with other indications of fair value) on transactions that are not orderly when estimating fair value or market risk premiums.

              The Company adopted these provisions of ASC Topic 820 on a prospective basis beginning in the quarter ending March 31, 2009. The adoption of these provisions did not have a material effect on the Company's consolidated financial statements.

              Subsequent Events (SFAS 165). In May 2009, the FASB issued SFAS 165, which was primarily codified into ASC Topic 855, which establishes general standards for reporting events that occur after the balance sheet date, but before financial statements are issued or are available to be issued. This standard requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued.

              The Company adopted these provisions of Topic 855 in the quarter ended June 30, 2009. The adoption of these provisions did not have a material impact on the Company's financial statements.

              Accounting for Transfers of Financial Assets (SFAS 166), which was codified into ASC Topic 860, Transfers and Servicing. In June 2009, the FASB issued SFAS 166, which changes the conditions for reporting a transfer of a portion of a financial asset as a sale and requires additional year-end and interim disclosures. SFAS 166 is effective for fiscal years beginning after November 15, 2009. The implementation of SFAS 166 is not expected to have a material impact on the Company's financial statements.

              Amendments to FASB Interpretation No. 46(R) (SFAS 167), which will be codified into ASC Topic 810, Consolidation. In June 2009, the FASB issued SFAS 167, which amends the guidance on accounting for variable interest entities. SFAS 167 is effective for fiscal years beginning after November 15, 2009 and interim periods within that fiscal year. The Company has not completed the process of evaluating the impact of adopting this standard.

Note 3. Portfolio

    Private Finance

              At December 31, 2009 and 2008, the private finance portfolio consisted of the following:

	2009			2008
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Loans and debt securities:
Senior loans	$534.7	$278.9	4.9%	$556.9	$306.3	5.6%
Unitranche debt(2)	420.5	360.4	12.9%	527.5	456.4	12.0%
Subordinated debt(3)	1,504.6	1,051.3	13.4%	2,300.1	1,829.1	12.9%

Total loans and debt securities(4)	2,459.8	1,690.6	11.9%	3,384.5	2,591.8	11.9%
Equity securities:
Preferred shares/income notes of CLOs(5)	242.9	86.4	8.0%	248.2	179.2	16.4%
Subordinated certificates in Senior Secured Loan Fund LLC(5)	—	—	—%	125.4	125.4	12.0%
Other equity securities	907.2	298.3		1,119.3	502.7

Total equity securities	1,150.1	384.7		1,492.9	807.3

Total	$3,609.9	$2,075.3		$4,877.4	$3,399.1

(1)
The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At December 31, 2009 and 2008, senior loans included the senior secured loan to Ciena totaling $319.0 million and $319.0 million at cost, respectively, and $100.1 million and $104.9 million at value, respectively, which was placed on non-accrual on the purchase date.

The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) total preferred shares/income notes of CLOs at value. The weighted average yields are computed as of the balance sheet date. The effective interest yield on the CLO assets represents the yield used for recording interest income. The market yield used in the valuation of the CLO assets may be different than the interest yields.

The weighted average yield on the subordinated certificates in the Senior Secured Loan Fund LLC is computed as the (a) effective interest yield on the subordinated certificates divided by (b) total investment at value.

(2)
Unitranche debt is an investment that combines both senior and subordinated financing, generally in a first lien position.

(3)
Subordinated debt includes bonds in CLOs and in a CDO.

(4)
The total principal balance outstanding on loans and debt securities was $2,484.1 million and $3,418.0 million at December 31, 2009 and 2008, respectively. The difference between principal and cost primarily represents unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $24.3 million and $33.5 million at December 31, 2009 and 2008, respectively.

(5)
Investments in the preferred shares/income notes of CLOs and the subordinated certificates in Senior Secured Loan Fund LLC earned a current return that is included in interest income in the accompanying consolidated statement of operations.

              The Company's private finance investment activity principally involves providing financing through privately negotiated debt and equity investments. The Company's private finance debt and equity investments generally are issued by private companies and generally are illiquid and may be subject to certain restrictions on resale.

              The Company's private finance debt investments generally are structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company's equity at a pre-determined strike price, which generally is a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company's rights and priority in the portfolio company's capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.

              At December 31, 2009 and 2008, 79% and 85%, respectively of the private finance loans and debt securities had a fixed rate of interest and 21% and 15%, respectively, had a floating rate of interest. Senior loans may carry a fixed rate of interest or a floating rate of interest, set as a spread over prime or LIBOR, and may require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to the Company monthly or quarterly. Unitranche debt generally carries a fixed rate of interest. Unitranche debt generally requires payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest generally is paid to the Company quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest on subordinated debt generally is paid to the Company quarterly.

              Equity securities primarily consist of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. The Company may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants. The Company also may invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where the Company's equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If the Company invests in non-voting equity in a buyout investment, the Company generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. The Company may incur costs associated with making buyout investments that will be included in the cost basis of the Company's equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.

              Ciena Capital LLC.    Ciena Capital LLC (f/k/a Business Loan Express, LLC) ("Ciena") has provided loans to commercial real estate owners and operators. Ciena has been a participant in the Small Business Administration's 7(a) Guaranteed Loan Program and its wholly-owned subsidiary is licensed by the SBA as a Small Business Lending Company ("SBLC"). Ciena is headquartered in New York, NY.

              On September 30, 2008, Ciena voluntarily filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the Bankruptcy Code) in the United States Bankruptcy Court for the Southern District of New York (the Court). Ciena continues to service and manage its assets as a "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court.

              As a result of Ciena's decision to file for bankruptcy protection, the Company's unconditional guaranty of the obligations outstanding under Ciena's revolving credit facility became due and, in lieu of paying under our guarantee, the Company purchased the positions of the senior lenders under Ciena's revolving credit facility. As of December 31, 2009, the senior secured loan to Ciena had a cost basis of $319.0 million and a value of $100.1 million. The Company continues to guarantee the remaining principal balance of $5 million, plus related interest, fees and expenses payable to a third party bank. In connection with its continuing guaranty of the amounts held by this bank, the Company has agreed that the amounts owing to the bank under the Ciena revolving credit facility will be paid before any of the secured obligations of Ciena now owed to the Company.

              At December 31, 2009 and 2008, the Company's investment in Ciena was as follows:

	2009		2008
($ in millions)	Cost	Value	Cost	Value
Senior Loan	$319.0	$100.1	$319.0	$104.9
Class B Equity Interests(1)	119.5	—	119.5	—
Class C Equity Interests(1)	109.1	—	109.3	—

Total(2)	$547.6	$100.1	$547.8	$104.9

(1)
At December 31, 2009 and 2008, the Company held 100% of the Class B equity interests and 94.9% of the Class C equity interests.

(2)
In addition to the Company's investment in Ciena in the portfolio, the Company has amounts receivable from or related to Ciena that are included in other assets in the accompanying consolidated financial statements. See below.

              During the year ended December 31, 2009, the Company funded $97.4 million to support Ciena's term securitizations in lieu of draws under related standby letters of credit. This was required primarily as a result of the issuer of the letters of credit not extending maturing standby letters of credit that were issued under the Company's former revolving line of credit. The amounts funded were recorded as other assets in the accompanying consolidated balance sheet. At December 31, 2009 and 2008, other assets includes amounts receivable from or related to Ciena totaling $112.7 million and $15.4 million at cost and $1.9 million and $2.1 million at value, respectively. Net change in unrealized appreciation or depreciation included a net decrease of $102.0 million and $174.5 million for the years ended December 31, 2009 and 2007, respectively, related to the Company's investment in and receivables from Ciena. Net change in unrealized appreciation or depreciation for the year ended December 31, 2008, included a decrease in the Company's investment in Ciena totaling $296.0 million and the reversal of unrealized depreciation of $99.0 million associated with the realized loss on the sale of the Company's Class A equity interests.

              At December 31, 2009, the Company had no outstanding standby letters of credit issued under its former revolving line of credit. The Company has considered the letters of credit and the funding thereof in the valuation of Ciena at December 31, 2009.

              The Company's investment in Ciena was on non-accrual status, therefore the Company did not earn any interest and related portfolio income from its investment in Ciena for each of the years ended December 31, 2009 and 2008.

              At December 31, 2009, Ciena had one non-recourse SBA loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. The Company has issued a performance guaranty whereby the Company agreed to indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility.

              The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting ongoing investigations of allegedly fraudulently obtained SBA-guaranteed loans issued by Ciena.

              Ciena also is subject to other SBA and OIG audits, investigations, and reviews. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of Ciena's lending practices under the Business and Industry Loan (B&I) program. The OIG and the U.S. Department of Justice are also conducting a civil investigation of Ciena's lending practices in various jurisdictions. The Company is unable to predict the outcome of these inquiries, and it is possible that third parties could try to seek to impose liability against the Company in connection with certain defaulted loans in Ciena's portfolio. These investigations, audits and reviews are ongoing.

              These investigations, audits, reviews, and litigation have had and may continue to have a material adverse impact on Ciena and, as a result, could continue to negatively affect the Company's financial results. The Company has considered Ciena's voluntary filing for bankruptcy protection, the letters of credit and the funding thereof current regulatory issues, ongoing investigations, and litigation in performing the valuation of Ciena at December 31, 2009 and 2008.

              Collateralized Loan Obligations ("CLOs") and Collateralized Debt Obligations ("CDOs").    At December 31, 2009 and 2008, the Company owned bonds and preferred shares/income notes in CLOs and bonds in a CDO as follows:

	2009			2008
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Bonds(2):
Callidus Debt Partners CDO Fund I, Ltd.	$29.0	$2.2	—%	$28.4	$10.1	39.4%
Callidus Debt Partners CLO Fund IV, Ltd.	2.2	1.7	20.2%	2.0	1.4	26.9%
Callidus Debt Partners CLO Fund VI, Ltd.	7.8	4.3	19.2%	7.1	3.9	26.1%
Callidus MAPS CLO Fund I LLC	17.0	11.7	8.4%	17.0	9.8	12.2%
Callidus MAPS CLO Fund II LLC	3.9	3.2	24.1%	3.6	3.0	30.2%
Dryden XVIII Leveraged Loan 2007 Limited	7.5	2.1	—%	7.7	4.5	20.5%
Knightsbridge CLO 2007-1 Ltd.(3)	18.7	11.4	15.3%	18.7	14.9	17.4%
Knightsbridge CLO 2008-1 Ltd.(3)	32.1	29.5	11.2%	31.4	31.4	10.2%
Pangaea CLO 2007-1 Ltd.	12.1	6.6	17.7%	11.8	7.1	25.0%

Total bonds	130.3	72.7	12.5%	127.7	86.1	18.5%
Preferred Shares/Income Notes:
Callidus Debt Partners CLO Fund III, Ltd.	20.1	4.1	—%	20.1	5.4	—%
Callidus Debt Partners CLO Fund IV, Ltd.	14.9	5.4	—%	14.6	10.6	18.1%
Callidus Debt Partners CLO Fund V, Ltd.	13.4	5.0	3.8%	13.4	10.3	21.3%
Callidus Debt Partners CLO Fund VI, Ltd.	29.1	5.0	—%	28.3	23.1	21.8%
Callidus Debt Partners CLO Fund VII, Ltd.	24.8	7.2	—%	24.0	15.4	17.9%
Callidus MAPS CLO Fund I LLC	38.5	14.1	—%	45.1	27.8	6.5%
Callidus MAPS CLO Fund II, Ltd.	17.8	6.3	7.1%	18.4	12.6	19.3%
Dryden XVIII Leveraged Loan 2007 Limited	23.2	2.4	—%	22.1	17.5	20.2%
Knightsbridge CLO 2007-1 Ltd.(3)	39.2	16.2	10.6%	40.9	35.2	17.4%
Knightsbridge CLO 2008-1 Ltd.(3)	21.9	20.7	22.1%	21.3	21.3	16.6%
Total preferred shares/income notes	242.9	86.4	8.0%	248.2	179.2	16.4%

Total	$373.2	$159.1		$375.9	$265.3

(1)
The weighted average yield is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective interest yield on the preferred shares/income notes, divided by (b) CLO and CDO assets at value. The yield on these debt and equity securities is included in interest income in the accompanying consolidated statement of operations.

The market yield used in the valuation of the CLO and CDO assets may be different than the interest yields shown above.

(2)
These securities are included in private finance subordinated debt.

(3)
These funds are managed by the Company through a wholly-owned subsidiary.

              The initial yields on the cost basis of the CLO preferred shares and income notes are based on the estimated future cash flows expected to be paid to these CLO classes from the underlying collateral assets. As each CLO preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield on the cost basis is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

              The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO generally is allocated first to the senior bonds in order of priority, then any remaining cash flow generally is distributed to the preferred shareholders and income note holders. To the extent there are ratings downgrades, defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes. At both December 31, 2009 and 2008, the face value of the CLO and CDO assets held by the Company was subordinate to as much as 94% of the face value of the securities outstanding in these CLOs and CDO.

              At December 31, 2009 and 2008, based on information provided by the collateral managers, the underlying collateral assets of these CLO and CDO issuances, consisting primarily of senior corporate loans, were issued by 626 issuers and 658 issuers, respectively, and had principal balances as follows:

($ in millions)	2009	2008
Bonds	$229.3	$268.3
Syndicated loans	4,313.8	4,477.3
Cash(1)	156.2	89.6

Total underlying collateral assets(2)	$4,699.3	$4,835.2

(1)
Includes undrawn liability amounts.

(2)
At December 31, 2009 and 2008, the total face value of defaulted obligations was $148.6 million and $95.0 million, respectively, or approximately 3.5% and 2.0% respectively, of the total underlying collateral assets.

              Loans and Debt Securities on Non-Accrual Status.    At December 31, 2009 and 2008, private finance loans and debt securities at value not accruing interest were as follows:

($ in millions)	2009	2008
Loans and debt securities
Companies more than 25% owned	$177.1	$176.1
Companies 5% to 25% owned	16.0	—
Companies less than 5% owned	47.4	151.8

Total	$240.5	$327.9

              Industry and Geographic Compositions.    The industry and geographic compositions of the private finance portfolio at value at December 31, 2009 and 2008, were as follows:

	2009	2008
Industry
Business services	32%	36%
Consumer products	29	24
Financial services	9	6
CLO/CDO(1)	8	8
Consumer services	5	5
Industrial products	4	5
Education services	3	2
Healthcare services	3	2
Retail	3	5
Private debt funds	—	5
Other	4	2

Total	100%	100%

Geographic Region(2)
Mid-Atlantic	37%	41%
Midwest	32	28
Southeast	17	17
West	13	13
Northeast	1	1

Total	100%	100%

(1)
These funds primarily invest in senior corporate loans. Certain of these funds are managed by Callidus Capital, a portfolio company of Allied Capital.

(2)
The geographic region for the private finance portfolio depicts the location of the headquarters for the Company's portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

    Commercial Real Estate Finance

              At December 31, 2009 and 2008, the commercial real estate finance portfolio consisted of the following:

	2009			2008
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Commercial mortgage loans	$42.0	$35.4	5.1%	$52.5	$53.5	7.4%
Real estate owned	5.9	6.4		18.2	20.8
Equity interests	27.3	14.0		14.8	19.6

Total	$75.2	$55.8		$85.5	$93.9

(1)
The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

              Commercial Mortgage Loans and Equity Interests.    The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At December 31, 2009, approximately 55% and 45% of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2008, approximately 69% and 31% of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2009 and 2008, loans with a value of $6.1 million and $7.7 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

              Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.

              The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at December 31, 2009 and 2008, were as follows:

	2009	2008
Property Type
Hospitality	60%	52%
Recreation	32	22
Office	6	15
Retail	—	9
Other	2	2

Total	100%	100%

Geographic Region
Southeast	41%	43%
West	33	26
Midwest	14	22
Northeast	12	9
Mid-Atlantic	—	—

Total	100%	100%

    Fair Value Measurements

              The Company, as a BDC, has invested in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. The Company's investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company's valuation policy and the provisions of the Investment Company Act of 1940 and ASC Topic 820. The Company determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The Company's valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests and that fair value for its investments must typically be determined using unobservable inputs.

              ASC Topic 820 establishes a fair value hierarchy that encourages the use of observable inputs, but allows for unobservable inputs when observable inputs do not exist. Inputs are classified into one of three categories:

  •
  Level 1—Quoted prices (unadjusted) in active markets for identical assets

  •
  Level 2—Inputs other than quoted prices that are observable to the market participant for the asset or quoted prices in a market that is not active

  •
  Level 3—Unobservable inputs

              When there are multiple inputs for determining the fair value of an investment, the Company classifies the investment in total based on the lowest level input that is significant to the fair value measurement.

              The Company has $381.0 million in investments in money market and other securities, which the Company has determined are Level 1 assets but are not presented in the Company's investment portfolio. Portfolio assets measured at fair value on a recurring basis by level within the fair value hierarchy at December 31, 2009, were as follows:

($ in millions)	Fair Value Measurement as of December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets at Fair Value:
Portfolio
Private finance:
Loans and debt securities	$1,690.6	$—	$—	$1,690.6
Preferred shares/income notes of CLOs	86.4	—	—	86.4
Other equity securities	298.3	—	—	298.3
Commercial real estate finance	55.8	—	—	55.8

Total portfolio	$2,131.1	$—	$—	$2,131.1

              The table below sets forth a summary of changes in the Company's assets measured at fair value using level 3 inputs.

		Private Finance
($ in millions)	Loans and Debt Securities	Preferred Shares/ Income Notes of CLOs	Subordinated Certificates in Senior Secured Fund LLC	Other Equity Securities	Commercial Real Estate Finance	Total
Balance at December 31, 2008	$2,591.8	$179.2	$125.4	$502.7	$93.9	$3,493.0
Total gains or losses
Net realized gains (losses)(1)	(247.8)	14.3	6.2	(115.3)	(3.7)	(346.3)
Net change in unrealized appreciation or depreciation(2)	23.4	(87.5)	—	7.7	(27.8)	(84.2)
Purchases, issuances, repayments and exits, net(3)	(676.8)	(19.6)	(131.6)	(96.8)	(6.6)	(931.4)
Transfers in and/or out of level 3	—	—	—	—	—	—

Balance at December 31, 2009	$1,690.6	$86.4	$—	$298.3	$55.8	$2,131.1

Net unrealized appreciation (depreciation) during the period relating to assets still held at the reporting date(2)	$(204.1)	$(87.5)	$—	$(85.1)	$(29.2)	$(405.9)

(1)
Includes net realized gains (losses) (recorded as realized gains or losses in the accompanying consolidated statement of operations), and amortization of discounts and closing points (recorded as interest income in the accompanying consolidated statement of operations).

(2)
Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statement of operations. Net change in unrealized appreciation or depreciation includes net unrealized appreciation (depreciation) resulting from changes in portfolio investment values during the reporting period and the reversal of previously recorded unrealized appreciation or depreciation when associated gains or losses are realized. The net change in unrealized appreciation or depreciation in the consolidated statement of operations also includes the change in value of escrow and other receivables from portfolio companies that are included in other assets on the consolidated balance sheet.

(3)
Includes interest and dividend income reinvested through the receipt of a debt or equity security (payment-in-kind income) (recorded as interest and dividend income in the accompanying consolidated statement of operations).

    Managed Funds

              In addition to managing its own assets, the Company manages certain funds that also invest in the debt and equity securities of primarily private middle market companies in a variety of industries and broadly syndicated senior secured loans. At December 31, 2009, the Company had six separate funds under its management (together, the "Managed Funds") for which the Company may earn management or other fees for the Company's services. In some cases, the Company has invested in the equity of these funds, along with other third parties, from which the Company may earn a current return and/or a future incentive allocation.

              In the first quarter of 2009, the Company completed the acquisition of the management contracts of three middle market senior debt CLOs (together, the Emporia Funds) and certain other related assets for approximately $11 million (subject to post-closing adjustments). The acquired assets are included in other assets in the accompanying consolidated balance sheet and are being amortized over the life of the contracts. During the fourth quarter of 2009, the Company sold its investment, including its outstanding commitments and the provision of management services, in the Senior Secured Loan Fund LLC to Ares Capital, and the Company sold its investment, including the provision of management services, in the Allied Capital Senior Debt Fund, L.P. to Ivy Hill Asset Management, L.P., a portfolio company of Ares Capital.

              During the year ended December 31, 2009, the Company sold assets to certain of the Managed Funds for which it received proceeds of $9.7 million and the Company recognized a net realized gain of $6.3 million. During the year ended December 31, 2008, the Company sold assets to certain of the Managed Funds, for which it received proceeds of $383.0 million, respectively, and the Company recognized realized gains of $8.3 million.

              In addition to managing these funds, we hold certain investments in the Managed Funds as of December 31, 2009 and 2008 as follows:

		2009		2008
($ in millions) Name of Fund	Investment Description	Cost	Value	Cost	Value
Senior Secured Loan Fund LLC(1)	Subordinated Certificates and Equity Interests	$—	$—	$125.4	$125.4
Allied Capital Senior Debt Fund, L.P.(1)	Equity interests	—	—	31.8	31.8
Knightsbridge CLO 2007-1 Ltd.	Class E Notes and Income Notes	57.9	27.6	59.6	50.1
Knightsbridge CLO 2008-1 Ltd.	Class C Notes, Class D Notes, Class E Notes and Income Notes	54.0	50.2	52.7	52.7
AGILE Fund I, LLC	Equity Interests	0.6	0.4	0.7	0.5

Total		$112.5	$78.2	$270.2	$260.5

(1)
In the fourth quarter of 2009, the Company sold its investment, including its outstanding commitments and the provision of management services, in the Senior Secured Loan Fund LLC to Ares Capital, and the Company sold its investment, including the provision of management services, in the Allied Capital Senior Debt Fund, L.P. to Ivy Hill Asset Management, L.P., a portfolio company of Ares Capital.

Note 4. Debt

              At December 31, 2009 and 2008, the Company had the following debt:

	2009					2008
($ in millions)	Facility Amount	Amount Drawn		Annual Interest Cost(1)		Facility Amount	Amount Drawn	Annual Interest Cost(1)
Notes payable:
Privately issued secured notes payable (formerly unsecured)	$673.2	$673.2	(5)	13.0%		$1,015.0	$1,015.0	7.8%
Publicly issued unsecured notes payable	745.5	745.5		6.7%		880.0	880.0	6.7%

Total notes payable	1,418.7	1,418.7		9.7%		1,895.0	1,895.0	7.3%
Bank secured term debt (former revolver)(4)	41.1	41.1		16.0	%(2)	632.5	50.0	4.3	%(2)

Total debt	$1,459.8	$1,459.8		9.8	%(3)	$2,527.5	$1,945.0	7.7	%(3)

(1)
The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and amortization of debt financing costs and original issue discount that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)
The annual interest cost reflects the interest rate payable for borrowings under the bank debt facility in effect at the balance sheet date. In addition to the current interest payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs are $3.1 million and $8.5 million at December 31, 2009 and 2008, respectively.

(3)
The annual interest cost for total debt includes the annual cost of commitment fees, other facility fees and amortization of debt financing costs on the bank debt facility regardless of the amount outstanding on the facility as of the balance sheet date. The annual interest cost reflects the facilities in place on the balance sheet date.

(4)
At December 31, 2008, $460.2 million remained unused on the revolving line of credit, net of amounts committed for standby letters of credit of $122.3 million issued under the credit facility.

(5)
The notes payable on the consolidated balance sheet are shown net of OID of approximately $33.8 million as of December 31, 2009.

    Privately Issued Debt

              At December 31, 2009, the Company had outstanding privately issued notes (the "Notes") of $673.2 million and $41.1 million outstanding under its bank facility (the "Facility"). The Notes and the Facility were restructured on August 28, 2009. Beginning in January 2009, the Company engaged in discussions with the revolving line of credit lenders (the "Lenders") and the private noteholders (the "Noteholders") to seek relief under certain terms of both the Facility and the Notes due to certain covenant defaults. As of December 31, 2008, the Company's asset coverage was less than the 200% then required by the revolving credit facility and the private notes. Asset coverage generally refers to the percentage resulting from assets less accounts payable and other liabilities, divided by total debt.

              In connection with the restructuring, the Company granted the Noteholders and the Lenders a pari-passu blanket lien on a substantial portion of its assets, including a substantial portion of the assets of the Company's consolidated subsidiaries.

              The financial covenants applicable to the Notes and the Facility were modified as part of the restructuring. The Consolidated Debt to Consolidated Shareholders' Equity covenant and the Capital Maintenance covenant were both eliminated. The Asset Coverage ratio was set at 1.35:1 initially, increasing to 1.4:1 at June 30, 2010 and to 1.55:1 at June 30, 2011, and maintained at that level thereafter. A new covenant, Total Adjusted Assets to Secured Debt, was set at 1.75:1 initially, increasing to 2.0:1 at June 30, 2010 and to 2.25:1 at June 30, 2011, and maintained at that level thereafter. The ratio of Adjusted EBIT to Adjusted Interest Expense was set at 1.05:1 initially, decreasing to 0.95:1 at December 31, 2009, 0.80:1 at March 31, 2010 and 0.75:1 at June 30, 2010. The covenant will then be increased to 0.80:1 on December 31, 2010 and 0.95:1 on December 31, 2011 and maintained at that level thereafter.

              The Notes and Facility impose certain limitations on the Company's ability to incur additional indebtedness, including precluding the Company from incurring additional indebtedness unless its asset coverage of all outstanding indebtedness is at least 200%. Pursuant to the 1940 Act, the Company is not permitted to issue indebtedness unless immediately after such issuance the Company has asset coverage of all outstanding indebtedness of at least 200%. At December 31, 2009, the Company's asset coverage ratio was 180%, which is less than the 200% requirement. As a result, the Company will not be able to issue additional indebtedness until such time as its asset coverage returns to at least 200%.

              The Company is required to apply 50% of all net cash proceeds from asset sales to the repayment of the Notes and 6% of all net cash proceeds from asset sales to the repayment of the Facility, subject to certain conditions and exclusions. In the case of certain events of default, the Company would be required to apply 100% of all net cash proceeds from asset sales to the repayment of its secured lenders. Under the new agreements, subject to a limit and certain liquidity restrictions, the Company may repurchase its public debt; however, the Company is prohibited from repurchasing its common stock and may not pay dividends in excess of the minimum the Company reasonably believes is required to maintain its tax status as a regulated investment company. In addition, upon the occurrence of a change of control (as defined in the Note Agreement and Credit Agreement), the Noteholders have the right to be prepaid in full and the Company is required to repay in full all amounts outstanding under the Facility.

              The Note Agreement and Credit Agreement provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events and failure to pay judgments. Certain of these events of default are subject to notice and cure periods or materiality thresholds. Pursuant to the terms of the Notes, the occurrence of an event of default generally permits the holders of more than 50% in principal amount of outstanding Notes to accelerate repayment of all amounts due thereunder. The occurrence of an event of default would generally permit the administrative agent for the lenders under the Facility, or the holders of more than 51% of the aggregate principal debt outstanding under the Facility, to accelerate repayment of all amounts outstanding thereunder. Pursuant to the Notes, during the continuance of an event of default, the rate of interest applicable to the Notes would increase by 200 basis points. Pursuant to the terms of the Facility, during the continuance of an event of default, the applicable spread on any borrowings outstanding under the Facility would increase by 200 basis points.

              Privately Issued Notes Payable.    The Company made principal payments on the Notes at and prior to the closing of the restructuring and had $841.0 million of Notes outstanding following the closing of the restructuring.

              In connection with the restructuring, the existing Notes were exchanged for three new series of Notes containing the following terms:

($ in millions)	Principal Amount(1)	Maturity Dates	Annual Stated Interest Rate Through December 31, 2009(2)	Annual Stated Interest Rate Beginning January 1, 2010(2)	Annual Stated Interest Rate Beginning January 1, 2011(2)	Annual Stated Interest Rate Beginning January 1, 2012(2)
Series A	$253.8	June 15, 2010	8.50%	9.25%	N/A	N/A
Series B	$253.8	June 15, 2011	9.00%	9.50%	9.75%	N/A
Series C	$333.5	March 31 & April 1, 2012	9.50%	10.00%	10.25%	10.75%

(1)
Amount outstanding at closing on August 28, 2009.

(2)
The Notes generally require payment of interest quarterly.

              The Company made various cash payments in connection with the restructuring of its Notes. The Company paid an amendment fee at closing of $15.2 million. In addition, the Company paid a make-whole fee of $79.7 million related to a contractual provision in the old Notes. Due to the payment of this make-whole fee, the new Notes have no significant make-whole requirement. The Company also paid a restructuring fee of $50.0 million at closing, which will be applied toward the principal balance of the Notes if the Notes are refinanced in full on or before January 31, 2010.

              Bank Facility.    At June 30, 2009, the Company had an unsecured revolving line of credit that was due to expire on April 11, 2011. The Company's Facility was restructured from a revolving facility to a term facility maturing on November 13, 2010. Total commitments under the Facility were reduced at closing to $96.0 million from $115.0 million prior to closing. At closing, there were $50.0 million of borrowings and $46.0 million of standby letters of credit ("LCs") outstanding under the Facility. The $46.0 million of LCs terminated and/or expired prior to September 30, 2009 and the commitments under the Facility were reduced by a commensurate amount. As a result, the total commitment and outstanding balance was $50.0 million at September 30, 2009.

              Borrowings under the Facility bear interest at a floating rate of interest, subject to a floor. The floating rate spread increases by 0.5% per annum beginning on January 1, 2010 and continuing through maturity. At closing, the interest rate on the Facility was 8.5% per annum. The Facility requires the payment of a commitment fee equal to 0.50% per annum of the committed amount. In addition, the Company agreed to pay an amendment fee at closing of $1.0 million, and a restructuring fee payable on January 31, 2010 equal to 1.0% of the outstanding borrowings on such date if the Facility remains outstanding. The Facility generally requires payments of interest no less frequently than quarterly.

              Private Debt Refinance.    On January 29, 2010, the Company repaid the Notes and the Facility (collectively, the "Existing Private Debt") in full using cash on hand from asset sales and repayments and proceeds from a new term loan. In addition, by repaying the Notes before January 31, 2010, the Company was able to apply the $50.0 million restructuring fee paid at closing of the August 2009 restructure toward the principal balance of the Notes. In connection with the repayment and refinancing, the Company entered into a Second Amended and Restated Credit Agreement (the "Credit Agreement") pursuant to which the Company obtained a senior secured term loan in the aggregate amount of $250 million (the "Term Loan"). On January 29, 2010, after giving effect to the refinancing and the full repayment of the Existing Private Debt, the Company had total outstanding debt of $995.5 million and cash and investments in money market and other securities of approximately $128 million.

              The Term Loan matures on February 28, 2011. The Company is required to make mandatory repayments of the Term Loan (i) using 56% of all net cash proceeds from asset dispositions, subject to certain conditions and exclusions, (ii) using 100% of proceeds from any unsecured debt issuance,

(iii) using 100% of available cash in excess of $125 million at any month end and (iv) to cure any borrowing base deficiencies, as discussed below. In addition, the Term Loan must be repaid in full if at any time the outstanding principal balance is less than or equal to $25 million and the Company's available cash is then equal to or greater than $125 million. The Term Loan generally becomes due and payable in full upon a change of control of the Company; except that, in certain circumstances, the Term Loan may be assumed by Ares Capital in connection with the consummation of the merger contemplated by the Agreement and Plan of Merger, dated as of October 26, 2009, among Ares Capital, ARCC Odyssey Corp. and the Company.

              At the Company's election, borrowings under the Term Loan will generally bear interest at a rate per annum equal to (i) LIBOR plus 4.50% or (ii) 2.00% plus the higher of (a) the JPMorgan Chase Bank, N.A. prime rate, (b) the daily one-month LIBOR plus 2.5%, and (c) the federal funds effective rate plus 0.5%. In addition to the interest paid on the Term Loan, the Company incurred other fees and costs associated with the repayment and refinancing and will also incur additional exit fees, which increase over the term of the loan, as the Term Loan is repaid.

              Consistent with the terms of the Existing Private Debt, the Company has granted the Term Loan lenders a blanket lien on a substantial portion of its assets. Borrowings under the Term Loan are subject to a requirement that the borrowing base (as defined in the Credit Agreement) be greater than 2.5x the outstanding principal balance of the Term Loan at any time such outstanding principal balance is greater than $175 million, and greater than 2.0x at any time such outstanding principal balance is less than or equal to $175 million. If the borrowing base falls below the minimum coverage requirement, the Company is required to make repayments of the Term Loan in an amount sufficient to bring the coverage ratio to the required level.

              The Credit Agreement contains various operating covenants applicable to the Company. The Term Loan requires that the Company maintain a ratio of Adjusted EBIT to Adjusted Interest Expense (as such terms are defined in the Credit Agreement) of not less than 0.70:1.0, measured as of the last day of each fiscal quarter as provided in the Credit Agreement. In addition, the Company is precluded from incurring additional indebtedness unless its asset coverage of all outstanding indebtedness is at least 200% and may not pay dividends in excess of the minimum the Company reasonably believes is required to maintain its tax status as a regulated investment company.

              The Credit Agreement contains customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events and failure to pay judgments. Certain of these events of default are subject to notice and cure periods or materiality thresholds. The occurrence of an event of default would permit the administrative agent for the lenders under the Term Loan, or the holders of more than 51% of the aggregate principal debt outstanding under the Term Loan, to declare the entire unpaid principal balance outstanding due and payable. Pursuant to the terms of the Credit Agreement, during the continuance of an event of default, at the election of the required lenders, the applicable interest on any outstanding principal amount of the Term Loan would increase by 200 basis points.

              Publicly Issued Unsecured Notes Payable.    At December 31, 2009, the Company had outstanding publicly issued unsecured notes as follows:

($ in millions)	Amount	Maturity Date
6.625% Notes due 2011	$319.9	July 15, 2011
6.000% Notes due 2012	195.6	April 1, 2012
6.875% Notes due 2047	230.0	April 15, 2047

Total	$745.5

              The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest only semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.

              The 6.875% Notes due 2047 require payment of interest only quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.

              The Company has certain financial and operating covenants that are required by the publicly issued unsecured notes payable. The Company is not permitted to issue indebtedness unless immediately after such issuance the Company has asset coverage of all outstanding indebtedness of at least 200% as required by the 1940 Act, as amended. At December 31, 2009, the Company's asset coverage ratio was 180%.

              Scheduled Maturities.    Scheduled future maturities of notes payable at December 31, 2009, were as follows:

	Amount Maturing
($ in millions) Year	Privately Issued Unsecured Notes Payable	Publicly Issued Unsecured Notes Payable	Total
2010	$86.0	$—	$86.0
2011	253.8	319.9	573.7
2012	333.4	195.6	529.0
2013	—	—	—
2014	—	—	—
Thereafter	—	230.0	230.0

Total	$673.2	$745.5	$1,418.7

    Fair Value of Debt

              The Company records debt at cost. The fair value of the Company's outstanding debt was approximately $1.3 billion and $1.4 billion at December 31, 2009 and 2008, respectively. The fair value of the Company's publicly issued 6.875% Notes due 2047 was determined using the market price of the retail notes at December 31, 2009. The fair value of the Company's other debt was determined based on market interest rates for similar instruments as of the balance sheet date.

Note 5. Guarantees and Commitments

              In the ordinary course of business, the Company has issued guarantees through financial intermediaries on behalf of certain portfolio companies. As of December 31, 2009 and 2008, the Company had issued guarantees of debt and rental obligations aggregating $9.1 million and $19.2 million, respectively. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations.

              As of December 31, 2009, the guarantees expired as follows:

(in millions)	Total	2010	2011	2012	2013	2014	After 2014
Guarantees	$9.1	$8.2	$—	$0.1	$—	$—	$0.8

              In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify and guaranty certain minimum fees to such parties under certain circumstances.

              At December 31, 2009, the Company had outstanding investment commitments totaling $153.8 million.

Note 6. Shareholders' Equity

              Sales of common stock for the years ended December 31, 2009, 2008, and 2007, were as follows:

(in millions)	2009	2008	2007
Number of common shares	—	20.5	6.6

Gross proceeds	—	$417.1	$177.7
Less costs, including underwriting fees	—	(14.6)	(6.4)

Net proceeds	—	$402.5	$171.3

              The Company issued 1.2 million and 0.6 million shares of common stock upon the exercise of stock options during the years ended December 31, 2009, and 2007, respectively. There were no stock options exercised in the year ended December 31, 2008. In addition, in July 2007, the Company issued 1.7 million unregistered shares of common stock upon the cancellation of stock options pursuant to a tender offer. See Note 9.

              The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company's common stock for the five consecutive trading days immediately prior to the dividend payment date. The Company cannot issue new shares at a price below net asset value. Dividend reinvestment plan activity for the years ended December 31, 2009, 2008, and 2007, was as follows:

(in millions, except per share amounts)	2009	2008	2007
Shares issued	—	0.2	0.6
Average price per share	$—	$19.49	$27.40
Shares purchased by plan agent for shareholders	—	1.8	—
Average price per share	$—	$6.09	$—

Note 7. Earnings Per Common Share

              Earnings per common share for the years ended December 31, 2009, 2008, and 2007, were as follows:

(in millions, except per share amounts)	2009	2008	2007
Net increase (decrease) in net assets resulting from operations	$(521.5)	$(1,040.0)	$153.3
Weighted average common shares outstanding—basic	179.0	173.0	152.9
Dilutive options outstanding	—	—	1.8

Weighted average common shares outstanding—diluted	179.0	173.0	154.7

Basic earnings (loss) per common share	$(2.91)	$(6.01)	$1.00

Diluted earnings (loss) per common share	$(2.91)	$(6.01)	$0.99

Note 8. Employee Compensation Plans

              For 2009, the Company accrued $7.5 million in bonuses and $0.3 million in performance awards as compared to $1.0 million in bonuses and $11.2 million in performance awards accrued in 2008. In order to retain key personnel through the closing date of the merger with Ares Capital, the Company will pay the 2009 bonuses as retention bonuses on the earlier of April 15, 2010 or the closing date of the merger with Ares Capital. An employee must be employed on the payment date in order to receive the retention bonus.

              The Company had an Individual Performance Award plan ("IPA"), and an Individual Performance Bonus plan ("IPB", each individually a "Plan," or collectively, the "Plans") for 2008 and 2007. These Plans generally were determined annually at the beginning of each year but may have been adjusted throughout the year. In 2008, the IPA was paid in cash in two equal installments during the year. Through December 31, 2007, the IPA amounts were contributed into a trust and invested in the Company's common stock. The IPB was distributed in cash to award recipients throughout the year (beginning in February of each respective year) as long as the recipient remained employed by the Company. The Company did not establish an IPA or IPB for 2009 or 2010.

              The trusts for the IPA payments were consolidated with the Company's accounts. The common stock was classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represented the amount owed to the employees, was included in other liabilities. Changes in the value of the Company's common stock held in the deferred compensation trust were not recognized. However, the liability was marked to market with a corresponding charge or credit to employee compensation expense.

              In December 2007, the Company's Board of Directors made a determination that it was in the best interests of the Company to terminate its deferred compensation arrangements. The Board of Directors' decision primarily was in response to increased complexity resulting from recent changes in the regulation of deferred compensation arrangements, and the accounts under these Plans were distributed to participants in full on March 18, 2008, the termination and distribution date.

              The accounts under the deferred compensation arrangements totaled $52.5 million at December 31, 2007. The balances on the termination date were distributed to participants in March 2008 subsequent to the termination date in accordance with the transition rule for payment elections under Section 409A of the Code. Distributions from the plans were made in cash or shares of the Company's common stock, net of required withholding taxes.

              The Company did not establish an IPA or IPB for 2009. The IPA and IPB expenses are included in employee expenses and for the years ended December 31, 2008 and 2007, were as follows:

($ in millions)	2008	2007
IPA contributions	$8.5	$9.8
IPA mark to market expense (benefit)	(4.1)	(14.0)

Total IPA expense (benefit)	$4.4	$(4.2)

Total IPB expense	$8.8	$9.5

Note 9. Stock Option Plan

              The purpose of the stock option plan ("Option Plan") is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over up to a three year period. Options granted to non-officer directors vest on the grant date.

              All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

              At December 31, 2009, 2008 and 2007, there were 37.2 million shares authorized under the Option Plan.

              On July 18, 2007, the Company completed a tender offer related to the Company's offer to all optionees who held vested "in-the-money" stock options as of June 20, 2007, the opportunity to receive an option cancellation payment ("OCP") equal to the "in-the-money" value of the stock options cancelled, determined using the Weighted Average Market Price of $31.75, which would be paid one-half in cash and one-half in unregistered shares of the Company's common stock. The Company accepted for cancellation 10.3 million vested options, which in the aggregate had a weighted average exercise price of $21.50. This resulted in a total option cancellation payment of approximately $105.6 million, of which $52.8 million was paid in cash and $52.8 million was paid through the issuance of 1.7 million unregistered shares of the Company's common stock, determined using the Weighted Average Market Price of $31.75. The Weighted Average Market Price represented the volume weighted average price of the Company's common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007. See Note 2—Stock Compensation Plans.

              At December 31, 2009 and 2008, the number of shares available to be granted under the Option Plan was 6.0 million and 9.5 million, respectively.

              Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2009, 2008, and 2007, was as follows:

(in millions, except per share amounts)	Shares	Weighted Average Exercise Price Per Share	Weighted Average Contractual Remaining Term (Years)	Aggregate Intrinsic Value at December 31, 2009
Options outstanding at January 1, 2007	23.2	$24.92
Granted	6.7	$29.52
Exercised	(0.6)	$25.25
Cancelled in tender offer(1)	(10.3)	$21.50
Forfeited	(0.5)	$28.96

Options outstanding at December 31, 2007	18.5	$28.36
Granted	7.7	$22.52
Exercised	—	$—
Forfeited	(6.5)	$26.87

Options outstanding at December 31, 2008	19.7	$26.56

Granted	11.5	$0.88
Exercised	(1.3)	$0.73
Forfeited	(8.0)	$22.85

Options outstanding at December 31, 2009	21.9	$15.94	5.34	$24.5

Exercisable at December 31, 2009(2)	12.6	$22.35	4.95	$6.8

Exercisable and expected to be exercisable at December 31, 2009(3)	21.4	$16.35	5.31	$22.9

(1)
See description of the tender offer above.

(2)
Represents vested options.

(3)
The amount of options expected to be exercisable at December 31, 2009, is calculated based on an estimate of expected forfeitures.

              The fair value of the shares vested during the years ended December 31, 2009, 2008, and 2007, was $8.2 million, $13.5 million, and $21.6 million, respectively. The total intrinsic value of the options exercised during the years ended December 31, 2009, and 2007, was $3.3 million, and $2.7 million, respectively. There were no options exercised during the year ended December 31, 2008.

              The following table summarizes information about stock options outstanding at December 31, 2009:

	Outstanding			Exercisable
Range of Exercise Prices	Total Number Outstanding (in millions)	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Total Number Exercisable (in millions)	Weighted Average Exercise Price
$0.73	8.2	6.17	$0.73	2.3	$0.73
$2.63	0.9	6.22	$2.63	0.2	$2.63
$14.28 - $29.58	12.5	4.79	$26.45	9.8	$27.51
$30.00 - $30.52	0.3	3.18	$30.26	0.3	$30.26

	21.9	5.34	$15.94	12.6	$22.35

    Notes Receivable from the Sale of Common Stock

              As a BDC under the 1940 Act, the Company is entitled to provide and has provided loans to the Company's officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders' equity. At December 31, 2009 and 2008, the Company had outstanding loans to officers of $0.3 million and $1.1 million, respectively. Officers with outstanding loans repaid principal of $0.8 million, $1.6 million, and $0.2 million, for the years ended December 31, 2009, 2008, and 2007, respectively. The Company recognized a nominal amount of interest income from these loans during the years ended December 31, 2009 and 2008, and recognized $0.1 million during the year ended December 31, 2007. This interest income is included in interest and dividends for companies less than 5% owned.

Note 10. Dividends and Distributions and Taxes

              For the years ended December 31, 2009, 2008, and 2007, the Company's Board of Directors declared the following distributions:

	2009		2008		2007
(in millions, except per share amounts)	Total Amount	Total Per Share	Total Amount	Total Per Share	Total Amount	Total Per Share
First quarter	$—	$—	$108.1	$0.65	$95.8	$0.63
Second quarter	—	—	116.1	0.65	97.6	0.64
Third quarter	—	—	116.1	0.65	100.3	0.65
Fourth quarter	—	—	116.2	0.65	102.6	0.65
Extra dividend	—	—	—	—	11.0	0.07

Total distributions to common shareholders	$—	$—	$456.5	$2.60	$407.3	$2.64

              For income tax purposes, distributions for 2008 and 2007, were composed of the following:

	2008		2007
(in millions, except per share amounts)	Total Amount	Total Per Share	Total Amount	Total Per Share
Ordinary income(1)(2)	$104.0	$0.59	$126.7	$0.82
Long-term capital gains	352.5	2.01	280.6	1.82

Total distributions to common shareholders	$456.5	$2.60	$407.3	$2.64

(1)
For the years ended December 31, 2008 and 2007, ordinary income included dividend income of approximately $0.06 and zero, per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate.

(2)
For certain eligible corporate shareholders, dividends eligible for the dividend received deduction for 2008 and 2007, was $0.056 and zero, per share, respectively.

              The following table summarizes the differences between financial statement net increase (decrease) in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2009, 2008, and 2007:

($ in millions)	2009	2008	2007
	(ESTIMATED)(1)
Financial statement net increase (decrease) in net assets resulting from operations	$(521.5)	$(1,040.0)	$153.3
Adjustments:
Net change in unrealized appreciation or depreciation	176.7	1,123.8	256.2
Interest- and dividend-related items	26.9	(5.3)	13.8
Employee compensation-related items	1.9	1.2	0.7
Nondeductible excise tax	—	(0.6)	16.3
Debt issuance cost related items	50.2	—	—
Realized gains recognized (deferred) through installment treatment	173.3	18.3	(13.0)
Other gain or loss related items	48.1	(91.7)	(10.2)
Net income (loss) from partnerships and limited liability companies(2)	(1.7)	(4.6)	(22.7)
Net capital loss carryforward	18.5	37.9	—
Net (income) loss from consolidated subsidiaries, net of tax	(5.4)	2.1	2.7
Other	0.1	(0.7)	0.7

Taxable income (loss)	$(32.9)	$40.4	$397.8

(1)
The Company's taxable loss for 2009 is an estimate and will not be finally determined until the Company files its 2009 tax return in September 2010. Therefore, the final taxable income (loss) may be different than this estimate.

(2)
Includes taxable income (loss) passed through to the Company from Ciena Capital LLC (Ciena) and related entities in excess of interest and related portfolio income from Ciena included in the financial statements totaling ($1.9) million and ($22.6) million, for the years ended December 31, 2008 and 2007, respectively. See Note 3 for additional related disclosure.

              Taxable income or loss generally differs from net income or loss for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. As a RIC, the Company may not use net operating losses ("NOLs") to offset positive taxable income earned in preceding or succeeding taxable years. However, capital losses in excess of capital gains earned in a tax year may be carried forward and used to offset capital gains in the eight succeeding tax years. The Company estimates that, as of December 31, 2009, it will have a capital loss carryforward of approximately $56.4 million available for use in later tax years.

              The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed sufficient dividends to eliminate taxable income. Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year.

              The Company currently estimates that it has a net taxable loss for 2009. This taxable loss for 2009 is an estimate and will not be finally determined until the Company files its 2009 tax return in

September 2010. Because the Company had a net taxable loss in 2009, no distribution was required or made for 2009. For income tax purposes, distributions for 2008 and 2007, were made from taxable income as follows:

($ in millions)	2008	2007
Taxable income (loss)	$40.4	$397.8
Taxable income earned in prior year and carried forward and distributed in current year	393.3	402.8
Taxable income earned in current year and carried forward for distribution in next year	—	(393.3)
Distributions from accumulated earnings	22.8	—

Total distributions to common shareholders	$456.5	$407.3

              The Company generally will be required to pay an excise tax equal to 4% of the amount by which 98% of the Company's annual taxable income exceeds the distributions for the year. In 2007 annual taxable income was in excess of the Company's dividend distributions from such taxable income for that year, and accordingly, the Company had an excise tax expense of $16.3 million on the excess taxable income carried forward. As of December 31, 2009 the Company had no dividend distribution requirement for the 2009 tax year, therefore, it has not recorded an excise tax for the year ended December 31, 2009. In certain circumstances, the Company is restricted in its ability to pay dividends. The Company's outstanding Term Loan contains provisions that limit the amount of dividends the Company can pay. In addition, pursuant to the 1940 Act, the Company may be precluded from declaring dividends or other distributions to its shareholders unless the Company's asset coverage is at least 200%.

              The Company currently estimates that it has cumulative deferred taxable income related to installment sale gains of approximately $44.4 million as of December 31, 2009. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The recognition of installment sales gains as of December 31, 2009 are estimates and will not be finally determined until the Company files its 2009 tax return in September 2010.

              At December 31, 2009 and 2008, the aggregate gross unrealized appreciation of the Company's investments above cost for federal income tax purposes was $112.8 million (estimated) and $346.5 million, respectively. At December 31, 2009 and 2008, the aggregate gross unrealized depreciation of the Company's investments below cost for federal income tax purposes was $1.5 billion (estimated) and $1.4 billion, respectively. The Company's investments as compared to cost for federal income tax purposes was net unrealized depreciation of $1.4 billion (estimated) and $1.1 billion at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, the aggregate cost of securities, for federal income tax purposes was $3.5 billion (estimated) and $4.5 billion, respectively.

              The Company's consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the years ended December 31, 2009, 2008, and 2007, AC Corp's income tax expense (benefit) was $5.6 million, $3.1 million, and $(2.7) million, respectively. For the year ended December 31, 2009 and 2008, paid in capital was decreased by $3.8 million and $3.0 million, respectively, primarily for the reduction of the deferred tax asset related to stock options that expired unexercised.

              The net deferred tax asset at December 31, 2009, was $12.7 million, consisting of deferred tax assets of $13.0 million and deferred tax liabilities of $0.3 million. The net deferred tax asset at December 31, 2008, was $15.0 million, consisting of deferred tax assets of $32.2 million and deferred tax liabilities of $17.2 million. At December 31, 2009, the deferred tax assets primarily related to compensation-related items. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at December 31, 2009 or 2008.

Note 11. Cash

              The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

              At December 31, 2009 and 2008, cash consisted of the following:

($ in millions)	2009	2008
Cash	$21.7	$51.9
Less escrows held	(1.0)	(1.5)

Total cash	$20.7	$50.4

Note 12. Supplemental Disclosure of Cash Flow Information

              The Company paid interest of $157.7 million, $161.0 million, and $123.5 million, respectively, for the years ended December 31, 2009, 2008, and 2007. The Company paid income taxes, including excise taxes (net of refunds), of $9.9 million, $10.1 million and $18.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

              Non-cash operating activities for the years ended December 31, 2009, 2008 and 2007, totaled $86.8 million, $117.8 million, and $142.2 million, respectively. Non-cash operating activities included the exchange of existing debt securities and accrued interest for new debt and equity securities. Non-cash financing activities for the year ended December 31, 2009 totaled $891.0 million as a result of the refinancing of privately issued unsecured debt with new privately issued secured debt. Non-cash financing activities included the issuance of common stock in lieu of cash distributions totaling $3.8 million and $17.1 million, for the years ended December 31, 2008 and 2007, respectively. Non-cash financing activities for the year ended December 31, 2007, also included the payment of one-half of the value of the option cancellation payment in connection with the tender offer, or $52.8 million, through the issuance of 1.7 million unregistered shares of the Company's common stock. See Notes 2 and 9.

Note 13. Financial Highlights

	At and for the Years Ended December 31,
	2009	2008	2007
Per Common Share Data
Net asset value, beginning of year	$9.62	$17.54	$19.12

Net investment income(1)	0.31	1.22	0.91
Net realized gains (losses)(1)(2)	(2.02)	(0.75)	1.74

Net investment income plus net realized gains (losses)(1)	(1.71)	0.47	2.65
Net change in unrealized appreciation or depreciation(1)(2)	(0.98)	(6.49)	(1.66)

Gain on repurchase of debt(1)	0.47	0.01	—
Loss on extinguishment of debt(1)	(0.69)	—	—
Net increase (decrease) in net assets resulting from operations(1)	(2.91)	(6.01)	0.99
Decrease in net assets from shareholder distributions	—	(2.60)	(2.64)
Net increase (decrease) in net assets from capital share transactions(1)(3)	(0.05)	0.69	0.41
Decrease in net assets from cash portion of the option cancellation payment(1)(4)	—	—	(0.34)

Net asset value, end of year	$6.66	$9.62	$17.54

Market value, end of year	$3.61	$2.69	$21.50
Total return(5)	34.2%	(82.5)%	(27.6)%

	At and for the Years Ended December 31,
	2009	2008	2007
Ratios and Supplemental Data ($ and shares in millions, except per share amounts)
Ending net assets	$1,198.2	$1,718.4	$2,771.8
Common shares outstanding at end of year	179.9	178.7	158.0
Diluted weighted average common shares outstanding	179.0	173.0	154.7
Employee, employee stock option and administrative expenses/average net assets	6.12%	5.47%	6.10%
Total operating expenses/average net assets	18.86%	11.39%	10.70%
Income tax expense including excise tax/average net assets	0.41%	0.10%	0.47%
Net investment income/average net assets	4.07%	8.43%	4.91%
Net increase (decrease) in net assets resulting from operations/average net assets	(38.18)%	(41.34)%	5.34%
Portfolio turnover rate	4.80%	24.00%	26.84%
Average debt outstanding	$1,753.7	$2,091.6	$1,924.2
Average debt per share(1)	$9.80	$12.09	$12.44

(1)
Based on diluted weighted average number of common shares outstanding for the year.

(2)
Net realized gains (losses) and net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

(3)
Excludes capital share transactions related to the cash portion of the option cancellation payment.

(4)
See Notes 2 and 9 to the consolidated financial statements above for further discussion.

(5)
Total return assumes the reinvestment of all dividends paid for the years presented.

Note 14. Selected Quarterly Data (Unaudited)

	2009
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total interest and related portfolio income	$95.2	$84.6	$72.4	$66.4
Net investment income	$27.5	$18.2	$9.6	$0.2
Net increase (decrease) in net assets resulting from operations	$(347.7)	$(29.1)	$(140.7)	$(4.1)
Basic earnings (loss) per common share	$(1.95)	$(0.16)	$(0.79)	$(0.02)
Diluted earnings (loss) per common share	$(1.95)	$(0.16)	$(0.79)	$(0.02)

	2008
($ in millions, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total interest and related portfolio income	$144.9	$134.6	$120.7	$100.9
Net investment income	$69.5	$63.9	$45.6	$33.0
Net increase (decrease) in net assets resulting from operations	$(40.7)	$(102.2)	$(318.3)	$(578.8)
Basic earnings (loss) per common share	$(0.25)	$(0.59)	$(1.78)	$(3.24)
Diluted earnings (loss) per common share	$(0.25)	$(0.59)	$(1.78)	$(3.24)

Note 15. Litigation

              On June 23, 2004, the Company was notified by the SEC that the SEC was conducting an informal investigation of the Company. The investigation related to the valuation of securities in the Company's private finance portfolio and other matters. On June 20, 2007, the Company announced that it entered into a settlement with the SEC that resolved the SEC's informal investigation. As part of the settlement and without admitting or denying the SEC's allegations, the Company agreed to the entry of an administrative order. In the order the SEC alleged that, between June 30, 2001, and March 31, 2003, the Company did not maintain books, records and accounts which, in reasonable detail, supported or accurately and fairly reflected valuations of certain securities in the Company's private finance portfolio and, as a result, did not meet certain recordkeeping and internal controls provisions of the federal securities laws. In the administrative order, the SEC ordered the Company to continue to maintain certain of its current valuation-related controls. Specifically, during and following the two-year period of the order, the Company has: (1) continued to employ a Chief Valuation Officer, or a similarly structured officer-level employee, to oversee its quarterly valuation processes; and (2) continued to employ third-party valuation consultants to assist in its quarterly valuation processes.

              On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC (currently known as Ciena Capital LLC) in connection with a criminal investigation relating to matters similar to those investigated by and settled with the SEC as discussed above. The Company produced materials in response to the requests from the U.S. Attorney's office and certain current and former employees were interviewed by the U.S. Attorney's Office. The Company has voluntarily cooperated with the investigation.

              In late December 2006, the Company received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by the Company or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, the Company became aware that an agent of the Company obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while the Company was gathering documents responsive to the subpoena, allegations were made that the Company's management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. The Company's management has stated that these allegations are not true. The Company has cooperated fully with the inquiry by the U.S. Attorney's Office.

              On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. Thereafter, the court appointed new lead counsel and approved new lead plaintiffs. On July 30, 2007, plaintiffs served an amended complaint. Plaintiffs claim that, between November 7, 2005, and January 22, 2007, Allied Capital either failed to disclose or misrepresented information about its portfolio company, Business Loan Express, LLC. Plaintiffs sought unspecified compensatory and other damages, as well as other relief. On September 13, 2007, the Company filed a motion to dismiss the lawsuit. On November 4, 2009, the motion to dismiss was granted.

              A number of lawsuits have been filed against the Company, its Board of Directors and Ares Capital Corporation. These include: (1) In re Allied Capital Corporation Shareholder Litigation, Case No. 322639-V (Circuit Court for Montgomery County, Maryland); (2) Sandler v. Walton, et al., Case No. 2009 CA 008123 B (Superior Court for the District of Columbia); (3) Wienecki v. Allied Capital Corporation, et al., Case No. 2009 CA 008541 B (Superior Court for the District of Columbia); and (4) Ryan v. Walton, et al., Case No. 1:10-CV-00145-RMC (United States District Court for the District of Columbia). The suits were filed after the announcement of the merger with Ares Capital on October 26, 2009 either as putative stockholder class actions, shareholder derivative actions or both. All of the actions assert similar claims alleging that the Company's Board of Directors failed to discharge adequately its fiduciary duties to shareholders by failing to adequately value the Company's shares and ensure that the Company's shareholders received adequate consideration in a proposed sale of Allied Capital to Ares Capital Corporation, that the proposed merger between the Company and Ares Capital is the product of a flawed sales process, that the Company's directors and officers breached their fiduciary duties by agreeing to a structure that was not designed to maximize the value of Allied's shares, and that Ares Capital aided and abetted the alleged breach of fiduciary duty. The plaintiffs demand, among other things, a preliminary and permanent injunction enjoining the sale and rescinding the transaction or any part thereof that has been implemented. The Company believes that each of the lawsuits is without merit.

              In addition, the Company is party to certain lawsuits in the normal course of business. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. For a discussion of civil investigations being conducted regarding the lending practice of Ciena Capital LLC, a portfolio company of the Company, see "Note 3, Portfolio—Ciena Capital LLC."

              While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

Schedule 12-14

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2008 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2009 Value
Companies More Than 25% Owned
AGILE Fund I, LLC	Equity Interests			$497	$44	$(92)	$449
(Private Equity Fund)
AllBridge Financial, LLC	Senior Loan	$44		—	1,500	—	1,500
(Asset Management)	Equity Interests			10,960	6,926	(2,081)	15,805
Allied Capital Senior Debt Fund, L.P.	Limited Partnership			31,800	—	(31,800)	—
(Private Debt Fund)	Interests
Avborne, Inc.	Preferred Stock			942	—	(942)	—
(Business Services)	Common Stock			—	39	—	39
Avborne Heavy Maintenance, Inc.	Common Stock			—	—	—	—
(Business Services)
Aviation Properties Corporation	Common Stock			—	30	(30)	—
(Business Services)
Border Foods, Inc.	Senior Loan	5,618		33,027	2,956	(1,857)	34,126
(Consumer Products)	Preferred Stock			11,851	9,050	—	20,901
	Common Stock			—	9,663	—	9,663
Calder Capital Partners, LLC	Senior Loan(5)			953	3,542	(4,495)	—
(Asset Management)	Equity Interests			—	2,454	(2,454)	—
Callidus Capital Corporation	Subordinated Debt	3,086		16,068	5,714	(2,674)	19,108
(Asset Management)	Common Stock			34,377	—	(34,377)	—
Ciena Capital LLC	Senior Loan(5)			104,883	—	(4,832)	100,051
(Financial Services)	Class B Equity Interests			—	3,504	(3,504)	—
	Class C Equity Interests			—	—	—	—
CitiPostal Inc.	Senior Loan	30		681	2	—	683
(Business Services)	Unitranche Debt	6,304		51,548	566	(1,481)	50,633
	Subordinated Debt	1,635		9,114	1,571	—	10,685
	Common Stock			8,616	—	(7,184)	1,432
Coverall North America, Inc.	Unitranche Debt	3,890		31,948	33	(408)	31,573
(Business Services)	Subordinated Debt	860		5,549	6	—	5,555
	Common Stock			17,968	1	(6,583)	11,386
CR Holding, Inc.	Subordinated Debt(5)			17,360	23,150	(40,510)	—
(Consumer Products)	Common Stock			—	28,744	(28,744)	—
Crescent Equity Corp.	Senior Loan	44		433	—	—	433
(Business Services)	Subordinated Debt(5)	74	$245	18,614	85	(14,567)	4,132
	Common Stock			4,580	2,253	(6,833)	—
Direct Capital Corporation	Senior Loan(5)			—	8,744	—	8,744
(Financial Services)	Subordinated Debt(5)			13,530	—	(6,733)	6,797
	Common Stock			—	—	—	—

See related footnotes at the end of this schedule.

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2008 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2009 Value
Financial Pacific Company	Subordinated Debt	$9,462		$62,189	$40	$(27,449)	$34,780
(Financial Services)	Preferred Stock			—	—	—	—
	Common Stock			—	—	—	—
ForeSite Towers, LLC	Equity Interest			889	—	(889)	—
(Tower Leasing)
Global Communications, LLC	Senior Loan			1,335	—	(1,335)	—
(Business Services)
HCI Equity,LLC	Equity Interests			—	1,100	(223)	877
(Private Equity Fund)
Hot Light Brands, Inc.	Senior Loan(5)			13,678	51	(4,613)	9,116
(Retail)	Common Stock			—	—	—	—
Hot Stuff Foods, LLC	Senior Loan	1,969		42,378	11,219	(8,900)	44,697
(Real Estate)	Subordinated Debt(5)			—	48,240	—	48,240
	Common Stock			—	—	—	—
Huddle House, Inc.	Subordinated Debt	5,673		57,067	1,114	(38,535)	19,646
(Retail)	Common Stock			20,922	1	(17,004)	3,919
IAT Equity, LLC and Affiliates
d/b/a Industrial Air Tool	Subordinated Debt	548		6,000	—	—	6,000
(Industrial Products)	Equity Interests			8,860	—	(3,375)	5,485
Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate			321	—	(106)	215
Insight Pharmaceuticals Corporation	Subordinated Debt	7,709		63,359	9,245	(18,581)	54,023
(Consumer Products)	Preferred Stock			4,068	20,932	(25,000)	—
	Common Stock			—	34,088	(24,688)	9,400
Jakel, Inc.	Subordinated Debt(5)			374	—	(374)	—
(Industrial Products)
Knightsbridge CLO 2007-1 Ltd.	Class E Notes	1,887		14,866	—	(3,506)	11,360
(CLO)	Income Notes	4,126		35,214	4,125	(23,119)	16,220
Knightsbridge CLO 2008-1 Ltd.	Class C Notes	1,097		12,800	—	(511)	12,289
(CLO)	Class D Notes	767		8,000	—	(840)	7,160
	Class E Notes	1,514		10,573	718	(1,200)	10,091
	Income Notes	4,075		21,315	4,075	(4,753)	20,637
MHF Logistical Solutions, Inc.	Subordinated Debt			—	49,633	(49,633)	—
(Business Services)	Preferred Stock			—	—	—	—
	Common Stock			—	20,942	(20,942)	—
MVL Group, Inc.	Senior Loan	3,198		30,663	74	(5,477)	25,260
(Business Services)	Subordinated Debt	5,139		40,994	42,126	(48,814)	34,306
	Subordinated Debt(5)			86	144	(230)	—
	Common Stock			—	—	—	—
Old Orchard Brands, LLC	Subordinated Debt	917		18,882	262	(19,144)	—
(Consumer Products)	Equity Interests			27,763	—	(27,763)	—
Penn Detroit Diesel Allison, LLC	Subordinated Debt	2,767		37,869	578	(38,447)	—
(Business Services)	Equity Interests			21,100	1,262	(7,104)	15,258
Senior Secured Loan Fund LLC	Subordinated	13,664	$12,758	125,423	47,374	(172,797)	—
(Private Debt Fund)	Certificates
	Equity Interests			1	(1)	—	—

See related footnotes at the end of this schedule.

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2008 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2009 Value
Service Champ, Inc.	Subordinated Debt	$5,619		$26,984	$712	$—	$27,696
(Business Services)	Common Stock			21,156	7,555	(640)	28,071
Stag-Parkway, Inc.	Subordinated Debt	1,853		—	19,005	(1)	19,004
(Business Services)	Unitranche Debt	170		17,962	418	(18,380)	—
	Common Stock			6,968	7,258	—	14,226
Startec Equity, LLC	Equity Interests			332	—	(267)	65
(Telecommunications)
Worldwide Express Operations, LLC	Subordinated Debt		$38	2,032	694	(2,726)	—
(Business Services)	Equity Interests			—	11,384	(11,384)	—
	Warrants			—	144	(144)	—

Total companies more than 25% owned				$1,187,722			$811,736

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt	$2,877		$21,439	$906	$(20)	$22,325
(Business Services)	Equity Interests			975	—	(500)	475
	Option			25	—	—	25
Advantage Sales & Marketing, Inc.	Subordinated Debt	2,286		135,000	—	(135,000)	—
(Business Services)	Equity Interests			5,000	—	(5,000)	—
Air Medical Group Holdings LLC	Senior Loan	145		3,139	20,296	(17,590)	5,845
(Healthcare Services)	Equity Interests			10,800	8,700	—	19,500
Alpine ESP Holdings, Inc.	Preferred Stock			—	701	(701)	—
(Business Services)	Common Stock			—	13	(13)	—
Amerex Group, LLC	Subordinated Debt	1,993		8,784	5	(8,789)	—
(Consumer Products)	Equity Interests	6,167		9,932	—	(9,932)	—
BB&T Capital Partners/Windsor
Mezzanine Fund, LLC	Equity Interests			11,063	—	(684)	10,379
(Private Equity Fund)
Becker Underwood, Inc.	Subordinated Debt	425		25,502	216	(25,718)	—
(Industrial Products)	Common Stock			2,267	2,748	(5,015)	—
BI Incorporated	Subordinated Debt			—	—	—	—
	Common Equity			—	—	—	—
Drew Foam Companies, Inc.	Preferred Stock			512	111	(623)	—
(Business Services)	Common Stock			—	6	(6)	—
Driven Brands, Inc.	Subordinated Debt	14,923		83,698	8,201	—	91,899
(Consumer Services)	Common Stock			4,855	—	(1,855)	3,000
Hilden America, Inc.	Common Stock			76	378	(454)	—
(Consumer Products)
Lydall Transport, Ltd.	Equity Interests			345	87	(432)	—
(Business Services)
Multi-Ad Services, Inc.	Unitranche Debt	307		2,941	67	(517)	2,491
(Business Services)	Equity Interests			1,782	—	(364)	1,418
Pendum Acquisition, Inc.	Common Stock			—	200	—	200
(Business Services)
Postle Aluminum Company, LLC	Senior Loan(5)			—	34,876	(18,822)	16,054
(Industrial Products)	Subordinated Debt(5)			—	23,868	(23,868)	—
	Equity Interest			—	—	—	—
See related footnotes at the end of this schedule.

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2008 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2009 Value
Progressive International Corporation	Preferred Stock			$1,125	$—	$(1,125)	$—
(Consumer Products)	Common Stock			4,600	—	(4,600)	—
	Warrants			—	—	—	—
Regency Healthcare Group, LLC	Senior Loan	$44		—	4,001	(4,001)	—
(Healthcare Services)	Unitranche Debt	309		10,825	31	(10,856)	—
	Equity Interests			2,050	—	(152)	1,898
SGT India Private Limited	Common Stock			—	24	(24)	—
(Business Services)
Soteria Imaging Services, LLC	Subordinated Debt	552		4,054	156	—	4,210
(Healthcare Services)	Equity Interests			1,971	—	(692)	1,279
Triax Holdings, LLC	Subordinated Debt			—	10,772	(10,772)	—
(Consumer Products)	Equity Interests			—	16,528	(16,528)	—
Universal Environmental
Services, LLC	Equity Interests			—	—	—	—
(Business Services)

Total companies 5% to 25% owned				$352,760			$180,998

This schedule should be read in conjunction with the Company's consolidated financial statements, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio.

(1)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of September 30, 2009.

(2)
Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)
Loan or debt security is on non-accrual status at December 31, 2009, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.

(6)
Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share amounts)

	March 31, 2010	December 31, 2009
	(unaudited)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2010-$1,796,887; 2009-$1,747,759)	$655,269	$811,736
Companies 5% to 25% owned (cost: 2010-$181,094; 2009-$222,981)	153,969	180,998
Companies less than 5% owned (cost: 2010-$1,293,721; 2009-$1,639,193)	983,576	1,082,577

Total private finance (cost: 2010-$3,271,702; 2009-$3,609,933)	1,792,814	2,075,311
Commercial real estate finance (cost: 2010-$75,945; 2009-$75,180)	40,952	55,807

Total portfolio at value (cost: 2010-$3,347,647; 2009-$3,685,113)	1,833,766	2,131,118
Accrued interest and dividends receivable	41,705	43,875
Other assets	68,670	88,802
Investments in money market and other securities	74,221	381,020
Cash	59,082	20,682
Restricted cash	250	—

Total assets	$2,077,694	$2,665,497

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable (maturing within one year: 2010-$136,942; 2009-$85,111)	$882,486	$1,384,920
Bank term debt	—	41,091
Dividends payable	35,988	—
Accounts payable and other liabilities	32,136	41,284

Total liabilities	950,610	1,467,295

Commitments and contingencies
Shareholders' equity:
Common stock, $0.0001 par value, 400,000 shares authorized; 179,895 and 179,940 shares issued and outstanding at March 31, 2010, and December 31, 2009, respectively	18	18
Additional paid-in capital	3,037,417	3,037,513
Notes receivable from sale of common stock	—	(301)
Net unrealized depreciation	(1,639,501)	(1,679,778)
Distributions in excess of earnings	(270,850)	(159,250)

Total shareholders' equity	1,127,084	1,198,202

Total liabilities and shareholders' equity	$2,077,694	$2,665,497

Net asset value per common share	$6.27	$6.66

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Three Months Ended March 31,
	2010	2009
	(unaudited)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$14,531	$25,353
Companies 5% to 25% owned	3,957	11,136
Companies less than 5% owned	30,973	52,241

Total interest and dividends	49,461	88,730

Fees and other income
Companies more than 25% owned	3,968	5,276
Companies 5% to 25% owned	10	17
Companies less than 5% owned	653	1,159

Total fees and other income	4,631	6,452

Total interest and related portfolio income	54,092	95,182

Expenses:
Interest	23,605	43,485
Employee	7,571	11,070
Employee stock options	972	773
Administrative	14,391	9,845
Merger related expenses	8,423	—
Impairment of long-lived asset	—	2,873

Total operating expenses	54,962	68,046

Net investment income (loss) before income taxes	(870)	27,136
Income tax expense (benefit), including excise tax	1,202	(378)

Net investment income (loss)	(2,072)	27,514

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	(20,049)	(4,050)
Companies 5% to 25% owned	(3,753)	(30,095)
Companies less than 5% owned	(47,730)	7,036

Total net realized losses	(71,532)	(27,109)
Net change in unrealized appreciation or depreciation	40,277	(350,070)

Total net losses	(31,255)	(377,179)
Gain on repurchase of debt	4,964	1,995
Loss on extinguishment of debt	(6,972)	—

Net decrease in net assets resulting from operations	$(35,335)	$(347,670)

Basic loss per common share	$(0.20)	$(1.95)

Diluted loss per common share	$(0.20)	$(1.95)

Weighted average common shares outstanding—basic	179,938	178,692

Weighted average common shares outstanding—diluted	179,938	178,692

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(in thousands, except per share amounts)

	For the Three Months Ended March 31,
	2010	2009
	(unaudited)
Operations:
Net investment income (loss)	$(2,072)	$27,514
Net realized losses	(71,532)	(27,109)
Net change in unrealized appreciation or depreciation	40,277	(350,070)
Gain on repurchase of debt	4,964	1,995
Loss on extinguishment of debt	(6,972)	—

Net decrease in net assets resulting from operations	(35,335)	(347,670)

Shareholder distributions:
Common stock dividends	(35,988)	—

Net decrease in net assets resulting from shareholder distributions	(35,988)	—

Capital share transactions:
Stock option expense	972	773
Net decrease in notes receivable from sale of common stock	301	632
Other	(1,068)	(2,382)

Net increase (decrease) in net assets resulting from capital share transactions	205	(977)

Total decrease in net assets	(71,118)	(348,647)
Net assets at beginning of period	1,198,202	1,718,400

Net assets at end of period	$1,127,084	$1,369,753

Net asset value per common share	$6.27	$7.67

Common shares outstanding at end of period	179,895	178,692

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Three Months Ended March 31,
	2010	2009
	(unaudited)
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(35,335)	$(347,670)
Adjustments:
Portfolio investments	(20,166)	(39,917)
Principal collections related to investment repayments or sales	279,312	109,524
Collections of notes and other consideration received from sale of investments	8,696	132,246
Realized gains from the receipt of notes and other consideration from sale of investments	—	(4,058)
Realized losses	78,525	39,874
Gain on repurchase of debt	—	(1,995)
Redemption of (investments in) U.S. Treasury bills, money market and other securities	306,799	282
Payment-in-kind interest and dividends, net of cash collections	(6,951)	(7,659)
Change in accrued interest and dividends	2,962	1,554
Net collection (amortization) of discounts and fees	(1,952)	(4,697)
Stock option expense	972	773
Impairment of long-lived asset	—	2,873
Net change in restricted cash	250	—
Changes in other assets and liabilities	10,966	8,498
Depreciation and amortization	353	398
Net change in unrealized (appreciation) or depreciation	(40,277)	350,070

Net cash provided by operating activities	584,154	240,096

Cash flows from financing activities:
Sale of common stock upon the exercise of stock options	13	—
Collections of notes receivable from sale of common stock	301	258
Repurchase or repayment of notes payable	(501,258)	(529)
Net repayments on bank term debt	(41,091)	—
Cash paid for cancellation of stock options	(221)	—
Other financing activities	(3,498)	—

Net cash used in financing activities	(545,754)	(271)

Net increase (decrease) in cash	38,400	239,825
Cash at beginning of period	20,682	50,402

Cash at end of period	$59,082	$290,227

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

March 31, 2010

(in thousands, except number of shares)

(unaudited)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
AGILE Fund I, LLC(5) (Private Equity Fund)	Equity Interests		$467	$264

	Total Investment		467	264

AllBridge Financial, LLC (Asset Management)	Equity Interests		40,118	11,369

	Total Investment		40,118	11,369

Avborne, Inc. (Business Services)	Common Stock (27,500 shares)		—	39

	Total Investment		—	39

Aviation Properties Corporation (Business Services)	Common Stock (100 shares)		123	—

	Total Investment		123	—

Border Foods, Inc.	Senior Loan (12.9%, Due 3/12)	$34,126	29,443	34,126
(Consumer Products)	Preferred Stock (100,000 shares)		12,721	21,346
	Common Stock (260,467 shares)		3,847	13,472

	Total Investment		46,011	68,944

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 8/13)(6)	22,434	22,434	20,120
(Asset Management)	Common Stock (100 shares)		—	—

	Total Investment		22,434	20,120

	Guaranty ($3,189)
Ciena Capital LLC	Senior Loan (5.5%, Due 3/09)(6)	$319,031	$319,031	$78,971
(Financial Services)	Class B Equity Interests		119,436	—
	Class C Equity Interests		109,097	—

	Total Investment		547,564	78,971

	Guaranty ($5,000—See Note 3)

CitiPostal Inc.	Senior Loan (6.5%, Due 12/13)	1,942	1,934	1,942
(Business Services)	Unitranche Debt (13.0%, Due 12/13)	50,184	50,026	50,184
	Subordinated Debt (16.0%, Due 12/15)	11,136	11,136	11,136
	Common Stock (37,024 shares)		12,726	—

	Total Investment		75,822	63,262

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	31,627	31,582	31,627
(Business Services)	Subordinated Debt (16.0%, Due 7/11)	5,563	5,556	5,563
	Common Stock (763,333 shares)		14,362	2,999

	Total Investment		51,500	40,189

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Crescent Equity Corp.(8)	Senior Loan (10.0%, Due 6/10)	433	433	433
(Business Services)	Subordinated Debt (11.0%, Due 9/11–6/17)(6)	32,422	32,333	6,200
	Common Stock (174 shares)		83,544	—

	Total Investment		116,310	6,633

	Guaranty ($900)

Direct Capital Corporation	Senior Loan (8.0%, Due 1/14)(6)	8,175	8,175	8,919
(Financial Services)	Subordinated Debt (16.0%, Due 3/13)(6)	55,671	55,496	1,190
	Common Stock (2,317,020 shares)		25,732	—

	Total Investment		89,403	10,109

EarthColor, Inc. (Business Services)	Common Stock (89,435 shares)		186,823	—

	Total Investment		186,823	—

Financial Pacific Company (Financial Services)	Subordinated Debt (17.4%, Due 2/12–8/12)	68,967	68,890	32,800
	Preferred Stock (9,458 shares)		8,865	—
	Common Stock (12,711 shares)		12,783	—

	Total Investment		90,538	32,800

HCI Equity, LLC(4)(5) (Private Equity Fund)	Equity Interests		$1,199	$808

	Total Investment		1,199	808

Hot Light Brands, Inc.	Senior Loan (9.0%, Due 2/11)(6)	$29,257	29,257	6,727
(Retail)	Common Stock (93,500 shares)		5,151	—

	Total Investment		34,408	6,727

Hot Stuff Foods, LLC	Senior Loan (3.7%, Due 2/11–2/12)	45,587	44,503	44,587
(Consumer Products)	Subordinated Debt (12.3%, Due 8/12–2/13)(6)	83,692	83,387	24,581
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		184,077	69,168

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/15)	19,794	19,748	19,607
(Retail)	Common Stock (358,428 shares)		36,348	—

	Total Investment		56,096	19,607

IAT Equity, LLC and Affiliates	Subordinated Debt (9.0%, Due 6/14)	6,000	6,000	6,000
d/b/a Industrial Air Tool	Equity Interests		7,500	7,419
(Industrial Products)

	Total Investment		13,500	13,419

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	54,721	54,670	54,721
(Consumer Products)	Common Stock (155,000 shares)		40,413	12,070

	Total Investment		95,083	66,791

Jakel, Inc. (Industrial Products)	Subordinated Debt (15.5%, Due 3/08)(6)	748	748	—

	Total Investment		748	—

MVL Group, Inc.	Senior Loan (12.0%, Due 7/12)	$25,260	$25,257	$25,260
(Business Services)	Subordinated Debt (14.5%, Due 7/12)	35,607	35,580	35,447
	Subordinated Debt (8.0%, Due 7/12)(6)	144	139	—
	Common Stock (560,716 shares)		555	—

	Total Investment		61,531	60,707

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Penn Detroit Diesel Allison, LLC (Business Services)	Equity Interests		20,081	20,069

	Total Investment		20,081	20,069

Service Champ, Inc. (Business Services)	Common Stock (55,112 shares)		11,145	28,463

	Total Investment		11,145	28,463

Stag-Parkway, Inc.	Subordinated Debt (10.0%, Due 7/12)	19,044	19,009	19,044
(Business Services)	Common Stock (25,000 shares)		32,686	17,766

	Total Investment		51,695	36,810

Startec Equity, LLC (Telecommunications)	Equity Interests		211	—

	Total Investment		211	—

Total companies more than 25% owned			$1,796,887	$655,269
Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%, Due 11/14)	$22,552	$22,466	$22,552
(Business Services)	Equity Interests		422	594
	Option		25	25

	Total Investment		22,913	23,171

Air Medical Group Holdings LLC	Senior Loan (2.4%, Due 3/11)	4,740	4,725	4,645
(Healthcare Services)	Equity Interests		2,993	18,204

	Total Investment		7,718	22,849

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC(5) (Private Equity Fund)	Equity Interests		16,351	13,943

	Total Investment		16,351	13,943

Driven Brands, Inc.	Subordinated Debt (18.0%, Due 7/15)	$51,220	$51,058	$52,814
(Consumer Services)	Common Stock (3,772,098 shares)		9,516	4,939

	Total Investment		60,574	57,753

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	1,886	1,873	1,878
(Business Services)	Equity Interests		1,737	788

	Total Investment		3,610	2,666

Postle Aluminum Company, LLC	Senior Loan (6.0%, Due 10/12)(6)	35,000	34,876	27,500
(Industrial Products)	Subordinated Debt (3.0%, Due 10/12)(6)	23,953	23,868	—
	Equity Interests		2,174	—

	Total Investment		60,918	27,500

Regency Healthcare Group, LLC (Healthcare Services)	Equity Interests		1,302	2,007

	Total Investment		1,302	2,007

Soteria Imaging Services, LLC	Subordinated Debt (13.3%, Due 11/10)	4,250	4,228	4,080
(Healthcare Services)	Equity Interests		1,881	—

	Total Investment		6,109	4,080

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Universal Environmental
Services, LLC	Equity Interests		1,599	—

(Business Services)
	Total Investment		1,599	—

Total companies 5% to 25% owned			$181,094	$153,969

Companies Less Than 5% Owned
Axium Healthcare Pharmacy, Inc. (Healthcare Services)	Subordinated Debt (8.0%, Due 3/15)	$3,098	$3,098	$2,819

	Total Investment		3,098	2,819

BenefitMall Holdings Inc.	Subordinated Debt (18.0%, Due 6/14)	40,326	40,257	40,326
(Business Services)	Common Stock (39,274,290 shares)(7)		39,274	53,510
	Warrants(12)		—	—

	Total Investment		79,531	93,836

Bushnell, Inc. (Consumer Products)	Subordinated Debt (6.8%, Due 2/14)	41,325	40,274	28,928

	Total Investment		40,274	28,928

Callidus Debt Partners CDO	Class C Notes (12.9%, Due 12/13)(6)	19,420	19,527	1,463
Fund I, Ltd.(4)(10) (CDO)	Class D Notes (17.0%, Due 12/13)(6)	9,400	9,454	—

	Total Investment		28,981	1,463

Callidus Debt Partners CLO Fund III, Ltd.(4)(10) (CDO)	Preferred Shares (23,600,000 shares)		20,138	5,593

	Total Investment		20,138	5,593

Callidus Debt Partners CLO	Class D Notes (4.8%, Due 4/20)	3,000	2,253	1,723
Fund IV, Ltd.(4)(10) (CLO)	Income Notes (0.0%)(11)		14,650	7,930

	Total Investment		16,903	9,653

Callidus Debt Partners CLO Fund V, Ltd.(4)(10) (CLO)	Income Notes (0.0%)(11)		12,706	8,818

	Total Investment		12,706	8,818

Callidus Debt Partners CLO	Class D Notes (6.2%, Due 10/21)	9,635	8,017	4,484
Fund VI, Ltd.(4)(10) (CLO)	Income Notes (0.0%)(11)		29,144	9,276

	Total Investment		37,161	13,760

Callidus Debt Partners CLO Fund VII, Ltd.(4)(10) (CLO)	Income Notes (0.0%)(11)		24,388	11,015

	Total Investment		24,388	11,015

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (5.8%, Due 12/17)	$17,000	$17,000	$11,289
(CLO)	Income Notes (0.0%)(11)		36,379	15,163

	Total Investment		53,379	26,452

Callidus MAPS CLO
Fund II, Ltd.(4)(10)	Class D Notes (4.5%, Due 7/22)	7,700	3,978	3,209
(CLO)	Income Notes (0.0%)(11)		16,940	9,121

	Total Investment		20,918	12,330

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (15.0%, Due 6/11)	1,644	1,639	1,480
(Consumer Products)	Common Stock (345,056 Shares)		345	—

	Total Investment		1,984	1,480

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Catterton Partners VI, L.P.(5)	Limited Partnership Interest		3,327	1,589
(Private Equity Fund)

	Total Investment		3,327	1,589

Commercial Credit Group, Inc.	Subordinated Debt (15.0%, Due 6/15)	19,500	19,470	19,500
(Financial Services)

	Total Investment		19,470	19,500

Community Education Centers, Inc.	Subordinated Debt (21.5%,	38,096	38,050	35,048
(Education Services)	Due 11/13)(6)

	Total Investment		38,050	35,048

Compass Group Diversified
Holdings, LLC(3)	Senior Loan (4.7%, Due 12/12)	5,184	5,143	5,184
(Financial Services)

	Total Investment		5,143	5,184

Component Hardware Group, Inc.(3)	Subordinated Debt (15.5%, Due 1/13)	18,992	18,947	8,321
(Industrial Products)

	Total Investment		18,947	8,321

Cook Inlet Alternative Risk, LLC	Unitranche Debt (13.3%, Due 4/13)(6)	87,600	87,331	55,000
(Business Services)	Equity Interests		552	—

	Total Investment		87,883	55,000

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		6,446	3,334
(Private Equity)

	Total Investment		6,446	3,334

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	$11,087	$11,048	$11,087
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	5,142	5,132	5,578

	Total Investment		16,180	16,665

DirectBuy Holdings, Inc.	Subordinated Debt (16.0%, Due 5/13)	79,198	78,982	75,238
(Consumer Products)	Equity Interests		8,000	3,112

	Total Investment		86,982	78,350

Distant Lands Trading Co.	Senior Loan (8.3%, Due 11/11)	10,000	9,986	9,800
(Consumer Products)	Unitranche Debt (13.0%, Due 11/11)	43,581	43,519	42,709
	Common Stock (3,451 shares)		3,451	980

	Total Investment		56,956	53,489

Diversified Mercury
Communications, LLC	Senior Loan (8.0%, Due 3/13)	2,521	2,512	2,269
(Business Services)

	Total Investment		2,512	2,269

Dryden XVIII Leveraged
Loan 2007 Limited(4)	Class B Notes (4.7%, Due 10/19)	8,637	7,483	3,627
(CLO)	Income Notes (0.0%)(11)		23,164	12,883

	Total Investment		30,647	16,510

Dynamic India Fund IV(4)(5)	Equity Interests		9,350	4,822
(Private Equity Fund)

	Total Investment		9,350	4,822

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		7,274	—
(Private Equity Fund)

	Total Investment		7,274	—

eInstruction Corporation	Subordinated Debt (12.3%,	37,687	37,581	33,068
(Education Services)	Due 7/14–1/15)
	Common Stock (2,406 shares)		2,500	926

	Total Investment		40,081	33,994

Fidus Mezzanine Capital, L.P.(5)	Limited Partnership Interest		$14,720	$9,643
(Private Equity Fund)

	Total Investment		14,720	9,643

Geotrace Technologies, Inc.	Warrants		2,027	2,893
(Energy Services)

	Total Investment		2,027	2,893

Gilchrist & Soames, Inc. (Consumer Products)	Subordinated Debt (13.4%, Due 10/13)	$24,421	24,317	23,416

	Total Investment		24,317	23,416

Havco Wood Products LLC (Industrial Products)	Equity Interests		910	—

	Total Investment		910	—

Ideal Snacks Corporation (Consumer Products)	Senior Loan (8.5%, Due 6/11)	969	969	969

	Total Investment		969	969

Kodiak Fund LP(5) (Private Equity Fund)	Equity Interests		9,319	950

	Total Investment		9,319	950

Market Track Holdings, LLC (Business Services)	Subordinated Debt (15.9%, Due 6/14)	24,337	24,201	24,287

	Total Investment		24,201	24,287

NetShape Technologies, Inc. (Industrial Products)	Senior Loan (4.0%, Due 2/13)	972	972	521

	Total Investment		972	521

Network Hardware Resale, Inc.	Unitranche Debt (12.0%, Due 12/11)	$15,723	$15,763	$15,723
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	17,518	17,561	17,561

	Total Investment		33,324	33,284

Novak Biddle Venture
Partners III, L.P.(5)	Limited Partnership Interest		2,018	697
(Private Equity Fund)

	Total Investment		2,018	697

Pangaea CLO 2007-1 Ltd.(4)	Class D Notes (5.0%, Due 1/21)	15,000	12,225	8,737
(CLO)

	Total Investment		12,225	8,737

PC Helps Support, LLC	Senior Loan (3.5%, Due 12/13)	8,062	7,974	7,976
(Business Services)	Subordinated Debt (12.8%, Due 12/13)	26,348	26,253	26,348

	Total Investment		34,227	34,324

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Performant Financial Corporation	Common Stock (478,816 shares)		734	1,478
(Business Services)

	Total Investment		734	1,478

Promo Works, LLC	Unitranche Debt (16.0%, Due 12/12)	19,964	19,869	7,842
(Business Services)

	Total Investment		19,869	7,842

Reed Group, Ltd.	Senior Loan (6.0%, Due 12/13)(6)	12,005	11,877	10,122
(Healthcare Services)	Subordinated Debt (15.8%, Due 12/13)(6)	19,449	19,393	15,559
	Equity Interests		1,800	203

	Total Investment		33,070	25,884

S.B. Restaurant Company	Unitranche Debt (11.8%, Due 4/11)	38,327	38,230	28,546
(Retail)	Preferred Stock (46,690 shares)		117	—
	Warrants		534	—

	Total Investment		38,881	28,546

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		7,263	6,884
(Private Equity Fund)

	Total Investment		7,263	6,884

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	30,386	30,324	29,170
(Industrial Products)

	Total Investment		30,324	29,170

Summit Energy Services, Inc.	Common Stock (415,982 shares)		1,861	2,520
(Business Services)

	Total Investment		1,861	2,520

Tappan Wire & Cable Inc.	Unitranche Debt (15.0%, Due 8/14)(6)	$22,346	$22,248	$10,351
(Business Services)	Common Stock (12,940 shares)(12)		2,043	—
	Warrant(12)		—	—

	Total Investment		24,291	10,351

The Step2 Company, LLC	Unitranche Debt (13.0%, Due 4/12)	94,371	94,206	88,709
(Consumer Products)	Equity Interests		2,156	24

	Total Investment		96,362	88,733

Tradesmen International, Inc.	Subordinated Debt (15.0%,	40,000	39,793	20,048
(Business Services)	Due 12/12)(6)

	Total Investment		39,793	20,048

Trover Solutions, Inc.	Subordinated Debt (12.0%, Due 11/12)	52,828	52,688	52,828
(Business Services)

	Total Investment		52,688	52,828

United Road Towing, Inc.	Subordinated Debt (16.3%, Due 1/14)	19,060	18,997	18,775
(Consumer Services)

	Total Investment		18,997	18,775

Venturehouse-Cibernet Investors, LLC	Equity Interest		—	—
(Business Services)

	Total Investment		—	—

Webster Capital II, L.P.(5)	Limited Partnership Interest		1,767	687
(Private Equity Fund)

	Total Investment		1,767	687

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Other companies	Other debt investments		(123)	(123)
	Other equity investments		6	10

	Total Investment		(117)	(113)

Total companies less than 5% owned			$1,293,721	$983,576

Total private finance (93 portfolio
investments)			$3,271,702	$1,792,814

Commercial Real Estate Finance
(in thousands, except number of loans)

	Stated Interest Rate Ranges	Number of Loans	Cost	Value
			(unaudited)
Commercial Mortgage Loans
	Up to 6.99%	3	$29,872	$26,858
	7.00% - 8.99%	2	2,607	2,586
	9.00% - 10.99%	1	6,481	650
	15.00% and above	2	3,970	1,027

Total commercial mortgage loans(12)			$42,930	$31,121

Real Estate Owned			$5,962	$3,513

Equity Interests(2)—Companies more than 25% owned			$27,053	$6,318

Total commercial real estate finance			$75,945	$40,952

Total portfolio			$3,347,647	$1,833,766

	Yield	Cost	Value
Investments in Money Market and Other Securities
First American Treasury Obligations Fund	—	$74,221	$74,221

Total		$74,221	$74,221

(1)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.

(3)
Public company.

(4)
Non-U.S. company or principal place of business outside the U.S.

(5)
Non-registered investment company.

(6)
Loan or debt security is on non-accrual status and therefore is considered non-income producing.

(7)
Common stock is non-voting. In addition to non-voting stock ownership, Allied Capital has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(8)
Crescent Equity Corp. holds investments in Crescent Hotels & Resorts, LLC and affiliates.

(10)
The fund is managed by Callidus Capital, a portfolio company of Allied Capital.

(11)
Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income in the consolidated statement of operations.

(12)
Commercial mortgage loans totaling $6.4 million at value were on non-accrual status and therefore were considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

December 31, 2009

(in thousands, except number of shares)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
AGILE Fund I, LLC(5) (Private Equity Fund)	Equity Interests		$637	$449

	Total Investment		637	449

AllBridge Financial, LLC	Senior Loan (6.3%, Due 4/10)	$1,500	1,500	1,500
(Asset Management)	Equity Interests		40,118	15,805

	Total Investment		41,618	17,305

Avborne, Inc.	Common Stock (27,500 shares)		—	39
(Business Services)

	Total Investment		—	39

Aviation Properties Corporation	Common Stock (100 shares)		123	—
(Business Services)

	Total Investment		123	—

Border Foods, Inc.	Senior Loan (12.9%, Due 3/12)	34,126	29,064	34,126
(Consumer Products)	Preferred Stock (100,000 shares)		12,721	20,901
	Common Stock (260,467 shares)		3,847	9,663

	Total Investment		45,632	64,690

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 8/13)	21,782	21,782	19,108
(Asset Management)	Common Stock (100 shares)		—	—

	Total Investment		21,782	19,108

	Guaranty ($3,189)
Ciena Capital LLC	Senior Loan (5.5%, Due 3/09)(6)	319,031	319,031	100,051
(Financial Services)	Class B Equity Interests		119,436	—
	Class C Equity Interests		109,097	—

	Total Investment		547,564	100,051

	Guaranty ($5,000—See Note 3)
CitiPostal Inc.	Senior Loan (3.7%, Due 12/13)	692	683	683
(Business Services)	Unitranche Debt (12.0%, Due 12/13)	50,801	50,633	50,633
	Subordinated Debt (16.0%, Due 12/15)	10,685	10,685	10,685
	Common Stock (37,024 shares)		12,726	1,432

	Total Investment		74,727	63,433

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	31,627	31,573	31,573
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	5,563	5,555	5,555
	Common Stock (763,333 shares)		14,361	11,386

	Total Investment		51,489	48,514

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Crescent Equity Corp.(8)	Senior Loan (10.0%, Due 6/10)	$433	$433	$433
(Business Services)	Subordinated Debt (11.0%, Due 9/11–6/17)(6)	32,161	32,072	4,132
	Common Stock (174 shares)		82,818	—

	Total Investment		115,323	4,565

	Guaranty ($900)
Direct Capital Corporation	Senior Loan (8.0%, Due 1/14)(6)	8,175	8,175	8,744
(Financial Services)	Subordinated Debt (16.0%, Due 3/13)(6)	55,671	55,496	6,797
	Common Stock (2,317,020 shares)		25,732	—

	Total Investment		89,403	15,541

Financial Pacific Company	Subordinated Debt (17.4%,	68,967	68,880	34,780
(Financial Services)	Due 2/12–8/12)
	Preferred Stock (9,458 shares)		8,865	—
	Common Stock (12,711 shares)		12,783	—

	Total Investment		90,528	34,780

HCI Equity, LLC(4)(5)	Equity Interests		1,100	877
(Private Equity Fund)

	Total Investment		1,100	877

Hot Light Brands, Inc.	Senior Loan (9.0%, Due 2/11)(6)	29,257	29,257	9,116
(Real Estate)	Common Stock (93,500 shares)		5,151	—

	Total Investment		34,408	9,116

Hot Stuff Foods, LLC	Senior Loan (3.7%, Due 2/12)	44,697	44,602	44,697
(Consumer Products)	Subordinated Debt (12.3%, Due 8/12–2/13)(6)	83,692	83,387	48,240
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		184,176	92,937

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/15)	19,694	19,646	19,646
(Retail)	Common Stock (358,428 shares)		36,348	3,919

	Total Investment		55,994	23,565

IAT Equity, LLC and Affiliates
d/b/a Industrial Air Tool	Subordinated Debt (9.0%, Due 6/14)	6,000	6,000	6,000
(Industrial Products)	Equity Interests		7,500	5,485

	Total Investment		13,500	11,485

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	215
(Business Services)

	Total Investment		—	215

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	54,443	54,385	54,023
(Consumer Products)	Common Stock (155,000 shares)		40,413	9,400

	Total Investment		94,798	63,423

Jakel, Inc.	Subordinated Debt (15.5%,	748	748	—
(Industrial Products)	Due 3/08)(6)

	Total Investment		748	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Knightsbridge CLO 2007-1 Ltd.(4)	Class E Notes (9.3%, Due 1/22)	$18,700	$18,700	$11,360
(CLO)	Income Notes (4.4%)(7)		39,174	16,220

	Total Investment		57,874	27,580

Knightsbridge CLO 2008-1 Ltd.(4)	Class C Notes (7.8%, Due 6/18)	12,800	12,800	12,289
(CLO)	Class D Notes (8.8%, Due 6/18)	8,000	8,000	7,160
	Class E Notes (5.3%, Due 6/18)	13,200	11,291	10,091
	Income Notes (20.8%)(7)		21,893	20,637

	Total Investment		53,984	50,177

MVL Group, Inc.	Senior Loan (12.0%, Due 7/12)	25,260	25,256	25,260
(Business Services)	Subordinated Debt (14.5%, Due 7/12)	35,607	35,578	34,306
	Subordinated Debt (8.0%, Due 7/12)(6)	144	139	—
	Common Stock (560,716 shares)		555	—

	Total Investment		61,528	59,566

Penn Detroit Diesel Allison, LLC	Equity Interests		20,081	15,258
(Business Services)

	Total Investment		20,081	15,258

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,742	27,696	27,696
(Business Services)	Common Stock (55,112 shares)		11,145	28,071

	Total Investment		38,841	55,767

Stag-Parkway, Inc.	Subordinated Debt (10.0%, Due 7/12)	19,044	19,004	19,004
(Business Services)	Common Stock (25,000 shares)		32,686	14,226

	Total Investment		51,690	33,230

Startec Equity, LLC	Equity Interests		211	65
(Telecommunications)

	Total Investment		211	65

Total companies more than 25% owned			$1,747,759	$811,736

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%, Due 11/14)	22,325	22,234	22,325
(Business Services)	Equity Interests		422	475
	Option		25	25

	Total Investment		22,681	22,825

Air Medical Group Holdings LLC	Senior Loan (2.8%, Due 3/11)	6,075	6,056	5,845
(Healthcare Services)	Equity Interests		2,993	19,500

	Total Investment		9,049	25,345

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC(5)	Equity Interests		11,789	10,379
(Private Equity Fund)

	Total Investment		11,789	10,379

Driven Brands, Inc.	Subordinated Debt (16.6%, Due 7/15)	91,991	91,647	91,899
(Consumer Services)	Common Stock (3,772,098 shares)		9,516	3,000

	Total Investment		101,163	94,899

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	2,500	2,485	2,491
(Business Services)	Equity Interests		1,737	1,418

	Total Investment		4,222	3,909

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Pendum Acquisition, Inc.	Common Stock (8,872 shares)		$—	$200
(Business Services)

	Total Investment		—	200

Postle Aluminum Company, LLC	Senior Loan (6.0%, Due 10/12)(6)	$35,000	34,876	16,054
(Industrial Products)	Subordinated Debt (3.0%, Due 10/12)(6)	23,953	23,868	—
	Equity Interests		2,174	—

	Total Investment		60,918	16,054

Regency Healthcare Group, LLC	Equity Interests		1,302	1,898
(Healthcare Services)

	Total Investment		1,302	1,898

SGT India Private Limited(4)	Common Stock (150,596 shares)		4,161	—
(Business Services)

	Total Investment		4,161	—

Soteria Imaging Services, LLC	Subordinated Debt (13.3%, Due 11/10)	4,250	4,216	4,210
(Healthcare Services)	Equity Interests		1,881	1,279

	Total Investment		6,097	5,489

Universal Environmental Services, LLC	Equity Interests		1,599	—
(Business Services)

	Total Investment		1,599	—

Total companies 5% to 25% owned			$222,981	$180,998

Companies Less Than 5% Owned
3SI Security Systems, Inc.	Subordinated Debt (16.6%,	29,548	29,473	9,542
(Consumer Products)	Due 8/13)(6)

	Total Investment		29,473	9,542

Axium Healthcare Pharmacy, Inc.	Subordinated Debt (8.0%, Due 3/15)	3,036	3,036	2,641
(Healthcare Services)

	Total Investment		3,036	2,641

BenefitMall Holdings Inc.	Subordinated Debt (18.0%, Due 6/14)	40,326	40,254	40,254
(Business Services)	Common Stock (39,274,290 shares)(3)		39,274	68,822
	Warrants(3)		—	—

	Total Investment		79,528	109,076

Bushnell, Inc.	Subordinated Debt (6.8%, Due 2/14)	41,325	40,217	30,456
(Consumer Products)

	Total Investment		40,217	30,456

Callidus Debt Partners CDO Fund I, Ltd.(4)(10)	Class C Notes (12.9%, Due 12/13)(6)	19,420	19,527	2,163
(CDO)	Class D Notes (17.0%, Due 12/13)(6)	9,400	9,454	—

	Total Investment		28,981	2,163

Callidus Debt Partners CLO Fund III, Ltd.(4)(10)	Preferred Shares (23,600,000 shares)		20,138	4,112
(CLO)

	Total Investment		20,138	4,112

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Callidus Debt Partners CLO Fund IV, Ltd.(4)(10)	Class D Notes (4.8%, Due 4/20)	$3,000	$2,206	$1,710
(CLO)	Income Notes (0.0%)(7)		14,859	5,433

	Total Investment		17,065	7,143

Callidus Debt Partners CLO Fund V, Ltd.(4)(10)	Income Notes (1.4%)(7)		13,432	5,012
(CLO)

	Total Investment		13,432	5,012

Callidus Debt Partners CLO Fund VI, Ltd.(4)(10)	Class D Notes (6.3%, Due 10/21)	9,480	7,809	4,256
(CLO)	Income Notes (0.0%)(7)		29,144	4,978

	Total Investment		36,953	9,234

Callidus Debt Partners CLO Fund VII, Ltd.(4)(10)	Income Notes (0.0%)(7)		24,824	7,148
(CLO)

	Total Investment		24,824	7,148

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (5.8%, Due 12/17)	17,000	17,000	11,695
(CLO)	Income Notes (0.0%)(7)		38,509	14,119

	Total Investment		55,509	25,814

Callidus MAPS CLO Fund II, Ltd.(4)(10)	Class D Notes (4.5%, Due 7/22)	7,700	3,880	3,215
(CLO)	Income Notes (2.5%)(7)		17,824	6,310

	Total Investment		21,704	9,525

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (12.0%, Due 6/11)	1,644	1,638	1,544
(Consumer Products)	Common Stock (345,056 Shares)		345	—

	Total Investment		1,983	1,544

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		3,327	2,014
(Private Equity Fund)

	Total Investment		3,327	2,014

Commercial Credit Group, Inc.	Subordinated Debt (15.0%, Due 6/15)	22,000	21,970	21,970
(Financial Services)	Preferred Stock (64,679 shares)		15,543	6,005
	Warrants		—	—

	Total Investment		37,513	27,975

Community Education Centers, Inc.	Subordinated Debt (21.5%, Due 11/13)	37,357	37,307	35,869
(Education Services)

	Total Investment		37,307	35,869

Component Hardware Group, Inc.	Subordinated Debt (13.5%,	18,992	18,947	16,695
(Industrial Products)	Due 1/13)(6)

	Total Investment		18,947	16,695

Cook Inlet Alternative Risk, LLC	Unitranche Debt (13.0%, Due 4/13)	87,600	87,309	62,100
(Business Services)	Equity Interests		552	—

	Total Investment		87,861	62,100

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		$6,390	$3,917
(Private Equity)

	Total Investment		6,390	3,917

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	$12,984	12,940	12,811
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	5,017	5,006	5,006

	Total Investment		17,946	17,817

DirectBuy Holdings, Inc.	Subordinated Debt (16.0%, Due 5/13)	78,414	78,181	71,856
(Consumer Products)	Equity Interests		8,000	1,500

	Total Investment		86,181	73,356

Distant Lands Trading Co.	Senior Loan (8.3%, Due 11/11)	8,300	8,284	7,852
(Consumer Products)	Unitranche Debt (13.0%, Due 11/11)	43,581	43,509	43,026
	Common Stock (3,451 shares)		3,451	1,046

	Total Investment		55,244	51,924

Diversified Mercury Communications, LLC	Senior Loan (6.8%, Due 3/13)	2,668	2,657	2,391
(Business Services)

	Total Investment		2,657	2,391

Dryden XVIII Leveraged
Loan 2007 Limited(4)	Class B Notes (4.8%, Due 10/19)(6)	8,717	7,497	2,115
(CLO)	Income Notes (0.0%)(7)		23,164	2,427

	Total Investment		30,661	4,542

Dynamic India Fund IV(4)(5)	Equity Interests		9,350	8,224
(Private Equity Fund)

	Total Investment		9,350	8,224

EarthColor, Inc.	Subordinated Debt (15.0%,	123,819	123,385	—
(Business Services)	Due 11/13)(6)
	Common Stock (63,438 shares)(3)		63,438	—
	Warrants(3)		—	—

	Total Investment		186,823	—

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		7,274	—
(Private Equity Fund)

	Total Investment		7,274	—

eInstruction Corporation	Subordinated Debt (12.2%,	36,849	36,737	34,174
(Education Services)	Due 7/14–1/15)
	Common Stock (2,406 shares)		2,500	1,050

	Total Investment		39,237	35,224

Fidus Mezzanine Capital, L.P.(5)	Limited Partnership Interest		14,720	9,921
(Private Equity Fund)

	Total Investment		14,720	9,921

Geotrace Technologies, Inc.	Warrants		2,027	2,075
(Energy Services)

	Total Investment		2,027	2,075

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Gilchrist & Soames, Inc.	Subordinated Debt (13.4%, Due 10/13)	$24,421	$24,310	$23,181
(Consumer Products)

	Total Investment		24,310	23,181

Havco Wood Products LLC	Equity Interests		910	—
(Industrial Products)

	Total Investment		910	—

The Homax Group, Inc.	Senior Loan (8.0%, Due 10/12)	697	653	648
(Consumer Products)	Subordinated Debt (14.5%, Due 4/14)	14,159	13,649	9,804
	Preferred Stock (76 shares)		76	—
	Common Stock (24 shares)		5	—
	Warrants		954	—

	Total Investment		15,337	10,452

Ideal Snacks Corporation	Senior Loan (8.5%, Due 6/11)	967	967	958
(Consumer Products)

	Total Investment		967	958

Kodiak Fund LP(5)	Equity Interests		9,323	1,917
(Private Equity Fund)

	Total Investment		9,323	1,917

Market Track Holdings, LLC	Senior Loan (8.0%, Due 6/14)	2,500	2,450	2,412
(Business Services)	Subordinated Debt (15.9%, Due 6/14)	24,600	24,509	23,680

	Total Investment		26,959	26,092

NetShape Technologies, Inc.	Senior Loan (4.0%, Due 2/13)	972	972	335
(Industrial Products)

	Total Investment		972	335

Network Hardware Resale, Inc.	Unitranche Debt (12.0%, Due 12/11)	16,042	16,088	16,031
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	15,953	15,998	15,998

	Total Investment		32,086	32,029

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		2,018	1,070
(Private Equity Fund)

	Total Investment		2,018	1,070

Pangaea CLO 2007-1 Ltd.(4)	Class D Notes (5.0%, Due 1/21)	15,000	12,119	6,651
(CLO)

	Total Investment		12,119	6,651

PC Helps Support, LLC	Senior Loan (4.3%, Due 12/13)	8,181	8,092	7,756
(Business Services)	Subordinated Debt (12.8%, Due 12/13)	26,734	26,633	26,490

	Total Investment		34,725	34,246

Performant Financial Corporation	Common Stock (478,816 shares)		734	1,400
(Business Services)

	Total Investment		734	1,400

Promo Works, LLC	Unitranche Debt (16.0%, Due 12/12)	19,964	19,859	12,557
(Business Services)

	Total Investment		19,859	12,557

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Reed Group, Ltd.	Senior Loan (6.0%, Due 12/13)	$12,033	$11,903	$10,186
(Healthcare Services)	Subordinated Debt (15.8%, Due 12/13)	19,259	19,199	15,260
	Equity Interests		1,800	28

	Total Investment		32,902	25,474

S.B. Restaurant Company	Unitranche Debt (11.8%, Due 4/11)	38,327	38,207	32,693
(Retail)	Preferred Stock (46,690 shares)		117	—
	Warrants		534	—

	Total Investment		38,858	32,693

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		7,476	7,145
(Private Equity Fund)

	Total Investment		7,476	7,145

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	30,386	30,318	28,695
(Industrial Products)

	Total Investment		30,318	28,695

Summit Energy Services, Inc.	Common Stock (415,982 shares)		1,861	2,200
(Business Services)

	Total Investment		1,861	2,200

Tappan Wire & Cable Inc.	Unitranche Debt (15.0%, Due 8/14)(6)	22,346	22,248	5,331
(Industrial Products)	Common Stock (12,940 shares)(3)		2,043	—
	Warrant(3)		—	—

	Total Investment		24,291	5,331

The Step2 Company, LLC	Unitranche Debt (11.0%, Due 4/12)	94,122	93,937	89,614
(Consumer Products)	Equity Interests		2,156	705

	Total Investment		96,093	90,319

Tradesmen International, Inc.	Subordinated Debt (15.0%, Due 12/12)(6)	40,000	39,793	11,532
(Business Services)

	Total Investment		39,793	11,532

Trover Solutions, Inc.	Subordinated Debt (12.0%, Due 11/12)	53,827	53,674	51,270
(Business Services)

	Total Investment		53,674	51,270

United Road Towing, Inc.	Subordinated Debt (11.8%, Due 1/14)	19,060	18,993	18,367
(Consumer Services)

	Total Investment		18,993	18,367

Venturehouse-Cibernet Investors, LLC	Equity Interest		—	—
(Business Services)

	Total Investment		—	—

Webster Capital II, L.P.(5)	Limited Partnership Interest		1,742	1,235
(Private Equity Fund)

	Total Investment		1,742	1,235

Woodstream Corporation	Subordinated Debt (12.0%, Due 2/15)	90,000	89,693	77,400
(Consumer Products)	Common Stock (6,960 shares)		6,961	2,700

	Total Investment		96,654	80,100

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Other companies	Other debt investments	$37	$(130)	$(134)
	Other equity investments		41	8

	Total Investment		(89)	(126)

	Total companies less than 5% owned		$1,639,193	$1,082,577

Total private finance (100 portfolio investments)			$3,609,933	$2,075,311

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2009
	Stated Interest Rate Ranges	Number of Loans
			Cost	Value
Commercial Mortgage Loans
	Up to 6.99%	3	$29,660	$28,372
	7.00% - 8.99%	2	1,845	1,819
	9.00% - 10.99%	1	6,480	3,281
	15.00% and above	2	3,970	1,943

Total commercial mortgage loans(9)			$41,955	$35,415

Real Estate Owned			$5,962	$6,405

Equity Interests(2)—Companies more than 25% owned			$27,263	$13,987

Total commercial real estate finance			$75,180	$55,807

Total portfolio			$3,685,113	$2,131,118

	Yield	Cost	Value
Investments in Money Market and Other Securities
First American Treasury Obligations Fund	—	$381,020	$381,020

Total		$381,020	$381,020

(1)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.

(3)
Common stock is non-voting. In addition to non-voting stock ownership, Allied Capital has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(4)
Non-U.S. company or principal place of business outside the U.S.

(5)
Non-registered investment company.

(6)
Loan or debt security is on non-accrual status and therefore is considered non-income producing.

(7)
Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income in the consolidated statement of operations.

(8)
Crescent Equity Corp. holds investments in Crescent Hotels & Resorts, LLC and affiliates.

(9)
Commercial mortgage loans totaling $6.1 million at value were on non-accrual status and therefore were considered non-income producing.

(10)
The fund is managed by Callidus Capital, a portfolio company of Allied Capital.

The accompanying notes are an integral part of these consolidated financial statements.

Note 1. Organization

              Allied Capital Corporation ("Allied Capital"), a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). Allied Capital has a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT"), and several subsidiaries that are single member limited liability companies established for specific purposes including holding real estate properties. Allied Capital also has a subsidiary, A.C. Corporation ("AC Corp") that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to Allied Capital, its portfolio companies and its managed funds.

              Allied Capital and its subsidiaries, collectively, are referred to as the "Company." The Company consolidates the results of its subsidiaries for financial reporting purposes.

              Pursuant to Accounting Standards Codification ("ASC") Topic 810 "Consolidations," the financial results of Allied Capital's portfolio investments are not consolidated in Allied Capital's financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.

              The investment objective of Allied Capital is to achieve current income and capital gains. In order to achieve this objective, Allied Capital has primarily invested in debt and equity securities of private companies in a variety of industries.

              On October 26, 2009, Allied Capital entered into a definitive agreement to be acquired by Ares Capital Corporation ("Ares Capital") in an all stock transaction upon the consummation of which each existing share of common stock of Allied Capital was exchanged for 0.325 shares of Ares Capital common stock (the "Acquisition by Ares Capital"). The Acquisition by Ares Capital was consummated on April 1, 2010 in a transaction valued at approximately $908 million as of the closing date. In connection with the closing of the Acquisition by Ares Capital on April 1, 2010, Allied Capital incurred costs of approximately $54.4 million, which are not included in the Statement of Operations for the three months ended March 31, 2010. See Note 13—Subsequent Events.

Note 2. Summary of Significant Accounting Policies

              The fair value of the portfolio investments as of December 31, 2009, was determined by the board of directors of Allied Capital using the valuation policies and procedures described in Allied Capital's financial statements included in Allied Capital's Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission ("SEC") on February 26, 2010.

              As discussed above and in Note 13—Subsequent Events, the Acquisition by Ares Capital was consummated on April 1, 2010. In connection therewith, Allied Capital was merged out of existence and, consequently, there was no board of directors of Allied Capital after April 1, 2010, to determine fair value as of March 31, 2010.

              Subsequent to the Acquisition by Ares Capital, the board of directors of Ares Capital determined the fair value, as of April 1, 2010, of the portfolio investments acquired in the Acquisition by Ares Capital using the valuation policies and procedures described in Ares Capital's financial statements included in Ares Capital's Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 25, 2010. These determinations of fair value as of April 1, 2010, were used for purposes of determining the fair value of the Allied Capital portfolio investments as of March 31, 2010.

              Allied Capital, as a BDC, has invested in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. Allied Capital's investments may be subject to certain restrictions on resale and generally have no established trading market. The valuation of these investments considers the fact that no ready market exists for substantially all of the securities in the portfolio and that fair value for the investments must typically be determined using unobservable inputs. Because of the inherent uncertainty of valuation, the values determined by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the values determined at the measurement date. Also, if forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments.

              The consolidated financial statements include the accounts of Allied Capital and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2009 balances to conform with the 2010 financial statement presentation.

              The accompanying unaudited consolidated financial statements of Allied Capital have been prepared in accordance with GAAP (as herein defined) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. The unaudited consolidated financial results of Allied Capital included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of Allied Capital as of March 31, 2010, the results of operations for the three months ended March 31, 2010 and 2009, and changes in net assets and cash flows for the three months ended March 31, 2010 and 2009. The results of operations for the three months ended March 31, 2010, are not necessarily indicative of the operating results to be expected for the full year.

              In June 2009, the Financial Accounting Standards Board ("FASB") issued SFAS No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles," which was primarily codified into ASC Topic 105, "Generally Accepted Accounting Standards." This standard is the single source of authoritative non-governmental U.S. generally accepted accounting principles ("GAAP"), superseding existing FASB, American Institute of Certified Public Accountants ("AICPA"), Emerging Issues Task Force ("EITF"), and related accounting literature. Also included is relevant SEC guidance organized using the same topical structure in separate sections. This guidance is effective for financial statements issued for reporting periods that end after September 15, 2009. This guidance impacts the consolidated financial statements and related disclosures as all references to authoritative literature reflect the newly adopted codification.

              The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where Allied Capital directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company or where Allied Capital controls the portfolio company's board of directors and, therefore, are deemed controlled by Allied Capital under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where Allied Capital directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where Allied Capital holds one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned, which represent portfolio companies where Allied Capital directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where Allied Capital has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources, including investments in money market and other securities, are included in the companies less than 5% owned category on the consolidated statement of operations.

              In the ordinary course of business, Allied Capital enters into transactions with portfolio companies that may be considered related party transactions.

    Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

              Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

    Interest and Dividend Income

              Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, Payment-in-kind interest is not accrued if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if there is doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by Allied Capital depending on such company's capital requirements.

              When nominal cost warrants or free equity securities ("nominal cost equity") were received, the cost basis in the investment was allocated between the debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity was recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities. Loan origination fees, original issue discount, and market discount were capitalized and then amortized into interest income using a method that approximated the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees were recorded as interest income and any unamortized original issue discount or market discount was recorded as a realized gain.

              The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

              Allied Capital recognizes interest income on the CLO preferred shares/income notes using the effective interest method, based on the anticipated yield that is determined using the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses, ratings or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CLO and CDO bonds have stated interest rates. The weighted average yield on the CLO/CDO Assets is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective yield on the preferred shares/income notes, divided by (b) CLO/CDO Assets at value. The weighted average yields are computed as of the balance sheet date.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that Allied Capital has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

    Fee Income

              Fee income includes fees for loan prepayment premiums, guarantees, commitments and services rendered by Allied Capital to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees, including fund management fees, are generally recognized as income as the services are rendered. Fees were not accrued if there was doubt about collection of those fees.

    Cash and Cash Equivalents

              Cash and cash equivalents represents unrestricted cash and highly liquid securities with original maturities of 90 days or less.

    Guarantees

              Guarantees meeting the characteristics described in ASC Topic 460, "Guarantees," and issued or modified after December 31, 2002, are recognized at fair value at inception. Guarantees made on behalf of portfolio companies are considered in determining the fair value of Allied Capital's investments. See Note 5—Guarantees and Commitments.

    Financing Costs

              Debt financing costs are based on actual costs incurred in obtaining debt financing and generally are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock are recorded as a reduction to the proceeds from the sale of common stock. Financing costs generally include underwriting, accounting and legal fees, and printing costs.

    Dividends to Shareholders

              Dividends to shareholders are recorded on the ex-dividend date.

    Stock Compensation Plans

              As of March 31, 2010, Allied Capital had a stock-based employee compensation plan. See Note 8. Effective January 1, 2006, Allied Capital adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment ("SFAS 123R"), which was primarily codified into ASC Topic 718, "Compensation—Stock Compensation". These standards were adopted using the modified prospective method of application, which required Allied Capital to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, Allied Capital did not restate prior year financial statements. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for pro forma disclosure under these standards. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the statement of operations.

              The stock option expense for the three months ended March 31, 2010 and 2009, was as follows:

	For the Three Months Ended March 31,
($ in millions, except per share amounts)	2010	2009
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$—	$—
Options granted on or after January 1, 2006	1.0	0.8

Total employee stock option expense	$1.0	$0.8

Per basic share	$0.00	$0.00
Per diluted share	$0.00	$0.00

              In addition to the above stock option expense for the three months ended March 31, 2010, in connection with the closing of the Acquisition by Ares Capital, all outstanding unvested options became vested on April 1, 2010 (the acquisition date) in accordance with Allied Capital's stock option plan. Allied Capital had stock option expense related to the vesting of stock options upon the closing of $6.8 million on April 1, 2010, which is not included in the Statement of Operations for the three months ended March 31, 2010. See Note 13—Subsequent events.

              Options Granted.    The stock option expense shown in the table above was based on the underlying value of the options granted by Allied Capital. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. There were no options granted during the three months ended March 31, 2010. The following weighted average assumptions were used to calculate the fair value of options granted during the three months ended March 31, 2009:

For the Three Months Ended March 31,
2009
Expected term (in years)	3.0
Risk-free interest rate	1.3%
Expected volatility	103.8%
Dividend yield	34.4%
Weighted average fair value per option	$0.12

              The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, Allied Capital used historical and other data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant consistent with the expected term. Expected volatilities were determined based on the historical volatility of Allied Capital's common stock over a historical time period consistent with the expected term. The dividend yield was determined based on an estimate of Allied Capital's future dividends over the expected term, relative to the option price. To determine the stock options expense for options granted, the calculated fair value of the options granted was applied to the options granted, net of assumed future option forfeitures.

    Federal and State Income Taxes and Excise Tax

              Allied Capital has complied with the requirements of the Code that are applicable to regulated investment companies ("RIC") and real estate investment trusts ("REIT"). Allied Capital and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, Allied Capital has made no provision for income taxes exclusive of excise taxes for these entities.

              Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

    Per Share Information

              Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares, if any.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

              The consolidated financial statements include portfolio investments at value of $1.8 billion and $2.1 billion at March 31, 2010, and December 31, 2009, respectively. At December 31, 2009, 80% of Allied Capital's total assets represented portfolio investments whose fair values were determined by the Board of Directors of Allied Capital in good faith in the absence of readily available market values. At March 31, 2010, 88% of Allied Capital's total assets represented portfolio investments whose fair values were based upon the fair values determined by the Board of Directors of Ares Capital as of April 1, 2010 (the effective date of the Acquisition by Ares Capital), after the effective date of the merger, in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, these determined values may differ significantly from the values that would have been used had readily available market values existed for the investments, and the differences could be material.

Note 3. Portfolio

    Private Finance

              At March 31, 2010, and December 31, 2009, the private finance portfolio consisted of the following:

	2010			2009
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Loans and debt securities:
Senior loans	$536.8	$269.7	5.7%	$534.7	$278.9	4.9%
Unitranche debt(2)	417.4	345.2	11.2%	420.5	360.4	12.9%
Subordinated debt(3)	1,132.1	827.3	12.0%	1,504.6	1,051.3	13.4%

Total loans and debt securities(4)	2,086.3	1,442.2	10.6%	2,459.8	1,690.6	11.9%
Equity securities:
Preferred shares/income notes of CLOs(5)	177.5	79.8	8.4%	242.9	86.4	8.0%
Other equity securities	1,007.9	270.8		907.2	298.3

Total equity securities	1,185.4	350.6		1,150.1	384.7

Total	$3,271.7	$1,792.8		$3,609.9	$2,075.3

(1)
The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At March 31, 2010 and December 31, 2009, senior loans included the senior secured loan to Ciena totaling $319.0 million and $319.0 million at cost, respectively, and $79.0 million and $100.1 million at value, respectively, which was placed on non-accrual status on the purchase date.

The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) total preferred shares/income notes of CLOs at value. The weighted average yields are computed as of the balance sheet date. The effective interest yield on the CLO assets represents the yield used for recording interest income. The market yield used in the valuation of the CLO assets may be different than the interest yields.

(2)
Unitranche debt is an investment that combines both senior and subordinated financing, generally in a first lien position.

(3)
Subordinated debt includes bonds in CLOs and in a CDO.

(4)
The total principal balance outstanding on loans and debt securities was $2,106.0 million and $2,484.1 million at March 31, 2010 and December 31, 2009, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $19.7 million and $24.3 million at March 31, 2010, and December 31, 2009, respectively.

(5)
Investments in the preferred shares/income notes of CLOs earn a current return that is included in interest income in the accompanying consolidated statement of operations.

              Allied Capital's private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. Allied Capital's private finance debt and equity investments generally are issued by private companies and generally are illiquid and may be subject to certain restrictions on resale.

              Allied Capital's private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company's equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to Allied Capital's rights and priority in the portfolio company's capital structure, and will vary depending on many factors, including if Allied Capital has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.

              At March 31, 2010 and December 31, 2009, 80% of the private finance loans and debt securities had a fixed rate of interest and 20% had a floating rate of interest. Senior loans may carry a fixed rate of interest or a floating rate of interest, usually set as a spread over prime or LIBOR, and may require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to Allied Capital monthly or quarterly. Unitranche debt generally carries a fixed rate of interest and generally requires payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest generally is paid to Allied Capital quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest on subordinated debt generally is paid to Allied Capital quarterly.

              Equity securities primarily consist of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. Allied Capital may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants. Allied Capital also may invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where Allied Capital's equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If Allied Capital invests in non-voting equity in a buyout investment, Allied Capital generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. Allied Capital may incur costs associated with making buyout investments that will be included in the cost basis of Allied Capital's equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.

              Ciena Capital LLC.    Ciena Capital LLC (f/k/a Business Loan Express, LLC) ("Ciena") has provided loans to commercial real estate owners and operators. Ciena has been a participant in the Small Business Administration's 7(a) Guaranteed Loan Program and its wholly-owned subsidiary is licensed by the SBA as a Small Business Lending Company ("SBLC"). Ciena remains subject to SBA rules and regulations. Ciena is headquartered in New York, NY.

              On September 30, 2008, Ciena voluntarily filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Ciena continues to operate its servicing business and manage its assets as a "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court.

              As a result of Ciena's decision to file for bankruptcy protection, Allied Capital's unconditional guaranty of the obligations outstanding under Ciena's revolving credit facility became due and Allied Capital, in lieu of paying under its guaranty, purchased the positions of the senior lenders under Ciena's revolving credit facility. As of March 31, 2010, the senior secured loan to Ciena had a cost basis of $319.0 million and a value of $79.0 million. Allied Capital continues to guarantee the remaining principal balance of $5 million, plus related interest, fees and expenses payable to a third party bank. In connection with Allied Capital's continuing guaranty of the amounts held by this bank, Allied Capital has agreed that the amounts owing to the bank under the Ciena revolving credit facility will be paid before any of the secured obligations of Ciena now owed to Allied Capital.

              At March 31, 2010 and December 31, 2009, Allied Capital's investment in Ciena was as follows:

	March 31, 2010		December 31, 2009
($ in millions)	Cost	Value	Cost	Value
Senior Loan	$319.0	$79.0	$319.0	$100.1
Class B Equity Interests(1)	119.5	—	119.5	—
Class C Equity Interests(1)	109.1	—	109.1	—

Total(2)	$547.6	$79.0	$547.6	$100.1

(1)
At March 31, 2010 and December 31, 2009, Allied Capital held 100% of the Class B equity interests and 94.9% of the Class C equity interests.

(2)
In addition to Allied Capital's investment in Ciena included in the portfolio, Allied Capital has amounts receivable from or related to Ciena that are included in other assets in the accompanying consolidated financial statements. See below.

              During the year ended December 31, 2009, Allied Capital funded $97.4 million to support Ciena's term securitizations in lieu of draws under related standby letters of credit. This was required primarily as a result of the issuer of the letters of credit not extending maturing standby letters of credit due to events of default under Allied Capital's former revolving line of credit. The amounts funded were recorded as other assets in the accompanying consolidated balance sheet. Other assets includes amounts receivable from or related to Ciena totaling $112.7 million at cost and $1.9 million at value at both March 31, 2010 and December 31, 2009. Net change in unrealized appreciation or depreciation included a net decrease in Allied Capital's investment in and receivables from Ciena of $21.1 million for the three months ended March 31, 2010. Net change in unrealized appreciation or depreciation included a net decrease in Allied Capital's investment in and receivables from Ciena of $44.1 million for the three months ended March 31, 2009.

              Allied Capital's investment in Ciena was on non-accrual status, therefore Allied Capital did not earn any interest and related portfolio income from its investment in Ciena for each of the three months ended March 31, 2010 and 2009.

              At March 31, 2010, Ciena had one non-recourse securitization SBA loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital has issued a performance guaranty whereby Allied Capital agreed to indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of March 31, 2010, there were no known issues or claims with respect to this performance guaranty.

              The Office of the Inspector General of the SBA (OIG) and the United States Secret Service have been conducting ongoing investigations of allegedly fraudulently obtained SBA-guaranteed loans issued by Ciena. Ciena also is subject to other SBA and OIG audits, investigations, and reviews. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of Ciena's lending practices under the Business and Industry Loan (B&I) program. The OIG and the U.S. Department of Justice are also conducting a civil investigation of Ciena's lending practices in various jurisdictions. Allied Capital is unable to predict the outcome of these inquiries, and it is possible that third parties could try to seek to impose liability against Allied Capital in connection with certain defaulted loans in Ciena's portfolio. Certain of these investigations, audits and reviews are ongoing. For information concerning recent developments in respect of these investigations, see Note 13—Subsequent Events.

              These investigations, audits, reviews, and litigation have had and may continue to have a material adverse impact on Ciena. Ciena's voluntary filing for bankruptcy protection, the letters of credit and the funding thereof, current regulatory issues, ongoing investigations, and litigation have been considered in performing the valuation of Ciena at March 31, 2010 and December 31, 2009.

              Collateralized Loan Obligations ("CLOs") and Collateralized Debt Obligations ("CDOs").    At March 31, 2010, and December 31, 2009, Allied Capital owned bonds and preferred shares/income notes in CLOs and bonds in a CDO as follows:

	2010			2009
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Bonds(2):
Callidus Debt Partners CDO Fund I, Ltd.	$29.0	$1.5	—%	$29.0	$2.2	—%
Callidus Debt Partners CLO Fund IV, Ltd.	2.3	1.7	13.8%	2.2	1.7	20.2%
Callidus Debt Partners CLO Fund VI, Ltd.	8.0	4.5	18.5%	7.8	4.3	19.2%
Callidus MAPS CLO Fund I LLC	17.0	11.3	8.7%	17.0	11.7	8.4%
Callidus MAPS CLO Fund II LLC	4.0	3.2	20.0%	3.9	3.2	24.1%
Dryden XVIII Leveraged Loan 2007 Limited	7.5	3.6	19.2%	7.5	2.1	—%
Knightsbridge CLO 2007-1 Ltd.(3)	—	—	—%	18.7	11.4	15.3%
Knightsbridge CLO 2008-1 Ltd.(3)	—	—	—%	32.1	29.5	11.2%
Pangaea CLO 2007-1 Ltd.	12.2	8.7	11.4%	12.1	6.6	17.7%

Total bonds	80.0	34.5	12.7%	130.3	72.7	12.5%
Preferred Shares/Income Notes:
Callidus Debt Partners CLO Fund III, Ltd.	20.1	5.6	—%	20.1	4.1	—%
Callidus Debt Partners CLO Fund IV, Ltd.	14.7	7.9	3.2%	14.9	5.4	—%
Callidus Debt Partners CLO Fund V, Ltd.	12.7	8.8	16.0%	13.4	5.0	3.8%
Callidus Debt Partners CLO Fund VI, Ltd.	29.1	9.3	13.6%	29.1	5.0	—%
Callidus Debt Partners CLO Fund VII, Ltd.	24.4	11.0	—%	24.8	7.2	—%
Callidus MAPS CLO Fund I LLC	36.4	15.2	—%	38.5	14.1	—%
Callidus MAPS CLO Fund II, Ltd.	16.9	9.1	15.5%	17.8	6.3	7.1%
Dryden XVIII Leveraged Loan 2007 Limited	23.2	12.9	18.3%	23.2	2.4	—%
Knightsbridge CLO 2007-1 Ltd.(3)	—	—	—%	39.2	16.2	10.6%
Knightsbridge CLO 2008-1 Ltd.(3)	—	—	—%	21.9	20.7	22.1%

Total preferred shares/income notes	177.5	79.8	8.4%	242.9	86.4	8.0%

Total	$257.5	$114.3		$373.2	$159.1

(1)
The weighted average yield is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective interest yield on the preferred shares/income notes,

  divided by (b) CLO and CDO assets at value. The yield on these debt and equity securities is included in interest income in the accompanying consolidated statement of operations. The market yield used in the valuation of the CLO and CDO assets may be different than the interest yields shown above.

(2)
These securities are included in private finance subordinated debt.

(3)
These funds were managed by Allied Capital through a wholly-owned subsidiary at December 31, 2009.

              The initial yields on the cost basis of the CLO preferred shares and income notes are based on the estimated future cash flows expected to be paid to these CLO classes from the underlying collateral assets. As each CLO preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield on the cost basis is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

              The bonds, preferred shares and income notes of the CLOs and CDO in which Allied Capital has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority. Any remaining cash flow is then generally distributed to the preferred shareholders and income note holders. To the extent there are ratings downgrades, defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes.

              Loans and Debt Securities on Non-Accrual Status.    At March 31, 2010, and December 31, 2009, private finance loans and debt securities at value not accruing interest were as follows:

($ in millions)	2010	2009
Loans and debt securities
Companies more than 25% owned	$146.7	$177.1
Companies 5% to 25% owned	27.5	16.0
Companies less than 5% owned	155.9	47.4

Total	$330.1	$240.5

              Industry and Geographic Compositions.    The industry and geographic compositions of the private finance portfolio at value at March 31, 2010, and December 31, 2009 were as follows:

	2010	2009
Industry
Business services	35%	32%
Consumer products	27	29
Financial services	8	9
CLO/CDO(1)	6	8
Industrial products	5	4
Consumer services	4	5
Education services	4	3
Healthcare services	3	3
Retail	3	3
Other	5	4

Total	100%	100%

Geographic Region(2)
Midwest	35%	32%
Mid-Atlantic	32	37
Southeast	17	17
West	15	13
Northeast	1	1

Total	100%	100%

(1)
These funds primarily invest in senior corporate loans.

(2)
The geographic region for the private finance portfolio depicts the location of the headquarters for Allied Capital's portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

    Commercial Real Estate Finance

              At March 31, 2010, and December 31, 2009, the commercial real estate finance portfolio consisted of the following:

	2010			2009
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Commercial mortgage loans	$42.9	$31.1	3.6%	$42.0	$35.4	5.1%
Real estate owned	5.9	3.5		5.9	6.4
Equity interests	27.1	6.3		27.3	14.0

Total	$75.9	$40.9		$75.2	$55.8

(1)
The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

              Commercial Mortgage Loans and Equity Interests.    The commercial mortgage loan portfolio contains loans that were originated by Allied Capital or were purchased from third-party sellers. At

March 31, 2010, and December 31, 2009, approximately 85% and 55% of Allied Capital's commercial mortgage loan portfolio was composed of fixed interest rate loans, respectively, and 15% and 45% of Allied Capital's commercial loan portfolio was composed of adjustable interest rate loans, respectively. At March 31, 2010, and December 31, 2009, loans with a value of $6.4 million and $6.1 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

              Equity interests primarily consist of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of potential investment appreciation and ultimate realized gain on sale.

              The property types and the geographic composition securing the commercial real estate finance portfolio at value at March 31, 2010, and December 31, 2009, were as follows:

	2010	2009
Property Type
Hospitality	68%	60%
Recreation	25	32
Business Services	5	2
Office	2	6

Total	100%	100%

Geographic Region
West	43%	33%
Southeast	33	41
Midwest	15	14
Northeast	9	12
Mid-Atlantic	—	—

Total	100%	100%

    Fair Value Measurements

              ASC Topic 820, "Financial Instruments," which codified FASB Statement No. 157, "Fair Value Measurements," establishes a fair value hierarchy that encourages the use of observable inputs, but allows for unobservable inputs when observable inputs do not exist. Inputs are classified into one of three categories:

  •
  Level 1—Quoted prices (unadjusted) in active markets for identical assets

  •
  Level 2—Inputs other than quoted prices that are observable to the market participant for the asset or quoted prices in a market that is not active

  •
  Level 3—Unobservable inputs

              When there are multiple inputs for determining the fair value of an investment, Allied Capital classifies the investment in total based on the lowest level input that is significant to the fair value measurement.

              At March 31, 2010, Allied Capital has $74.2 million in investments in money market and other securities, which were determined to be Level 1 assets but are not included in Allied Capital's investment portfolio. Portfolio assets measured at fair value on a recurring basis by level within the fair value hierarchy at March 31, 2010, were as follows:

($ in millions)	Fair Value Measurement as of March 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets at Fair Value:
Portfolio
Private finance:
Loans and debt securities	$1,442.2	$—	$—	$1,442.2
Preferred shares/income notes of CLOs	79.8	—	—	79.8
Equity securities	270.8	—	—	270.8
Commercial real estate finance	40.9	—	—	40.9

Total portfolio	$1,833.7	$—	$—	$1,833.7

              The table below sets forth a summary of changes in Allied Capital's assets measured at fair value using Level 3 inputs.

	Private Finance
($ in millions)	Loans and Debt Securities	Preferred Shares/ Income Notes of CLOs	Other Equity Securities	Commercial Real Estate Finance	Total
Balance at December 31, 2009	$1,690.6	$86.4	$298.3	$55.8	$2,131.1
Total gains or losses
Net realized gains (losses)(1)	(33.7)	(20.5)	(19.5)	—	(73.7)
Net change in unrealized appreciation or depreciation(2)	125.1	58.9	(128.2)	(15.6)	40.2
Purchases, issuances, repayments and exits, net(3)	(339.8)	(45.0)	120.2	0.7	(263.9)
Transfers in and/or out of level 3	—	—	—	—	—

Balance at March 31, 2010	$1,442.2	$79.8	$270.8	$40.9	$1,833.7

Net unrealized appreciation (depreciation) during the period relating to assets still held at the reporting date(2)	$79.2	$34.9	$(147.2)	$(15.6)	$(48.7)

(1)
Includes net realized gains (losses) (recorded as realized gains or losses in the accompanying consolidated statement of operations), and amortization of discounts and closing points (recorded as interest income in the accompanying consolidated statement of operations).

(2)
Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statement of operations. Net change in unrealized appreciation or depreciation includes net unrealized appreciation (depreciation) resulting from changes in portfolio investment values during the reporting period and the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. The net change in unrealized appreciation or depreciation in the consolidated statement of operations also includes the change in value of escrow and other receivables from portfolio companies that are included in other assets on the consolidated balance sheet.

(3)
Includes interest and dividend income reinvested through the receipt of a debt or equity security (payment-in-kind income) (recorded as interest and dividend income in the accompanying consolidated statement of operations).

Note 4. Debt

              At March 31, 2010, and December 31, 2009, Allied Capital had outstanding debt at par as follows:

	March 31, 2010		December 31, 2009
($ in millions)	Facility Amount	Amount Drawn	Facility Amount		Amount Drawn
Notes payable:
Privately issued senior secured term debt	$137.0	$137.0	$—		$—
Privately issued secured notes payable	—	—	673.2	(1)	$673.2	(1)
Publicly issued unsecured notes payable	745.5	745.5	745.5		745.5

Total notes payable	882.5	882.5	1,418.7		1,418.7
Bank term debt	—	—	41.1		41.1

Total debt	$882.5	$882.5	$1,459.8		$1,459.8

(1)
The privately issued secured notes payable on the consolidated balance sheet are shown net of OID of approximately $33.8 million as of December 31, 2009.

              Privately Issued Debt.    At March 31, 2010, Allied Capital had outstanding privately issued senior secured term debt of $137.0 million. This debt was issued on January 29, 2010 and bears interest at a rate of LIBOR plus 450 basis points.

              The privately issued secured notes payable and the bank term debt outstanding at December 31, 2009 were repaid in full on January 29, 2010. In addition, in connection with this repayment, Allied Capital applied the $50 million restructuring fee paid at closing of the August 2009 restructuring toward the principal balance of these notes. This $50 million, net of unamortized costs associated with these notes, resulted in a net gain on the repurchase of debt of $5.0 million during the three months ended March 31, 2010. Allied Capital also incurred a loss on extinguishment of debt of $7.0 million during the three months ended March 31, 2010, primarily as a result of a 1% exit fee associated with each prepayment of the privately issued senior secured term debt and the related unamortized costs associated with the debt being repaid.

              Concurrent with the Acquisition by Ares Capital on April 1, 2010, Ares Capital repaid in full the remaining amounts outstanding under Allied Capital's privately issued senior secured term debt. See Note 13—Subsequent Events.

              Publicly Issued Unsecured Notes Payable.    At March 31, 2010, Allied Capital had outstanding publicly issued unsecured notes as follows:

($ in millions)	Amount	Maturity Date
6.625% Notes due 2011	$319.9	July 15, 2011
6.000% Notes due 2012	195.6	April 1, 2012
6.875% Notes due 2047	230.0	April 15, 2047

Total	$745.5

              The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest semi-annually, and all principal is due upon maturity. Allied Capital has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.

              The 6.875% Notes due 2047 require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.

              In addition, these publicly issued notes may be purchased in the market to the extent permitted by the 1940 Act.

              Scheduled Maturities.    Scheduled future maturities of notes payable at March 31, 2010, were as follows:

	Amount Maturing
($ in millions) Year	Privately Issued Senior Secured Term Debt	Publicly Issued Unsecured Notes Payable	Total
2010	$—	$—	$—
2011	137.0	319.9	456.9
2012	—	195.6	195.6
2013	—	—	—
2014	—	—	—
Thereafter	—	230.0	230.0

Total	$137.0	$745.5	$882.5

    Fair Value of Debt

              Allied Capital records debt at cost. The fair value of Allied Capital's outstanding debt was approximately $0.8 billion and $1.3 billion at March 31, 2010 and December 31, 2009, respectively. The fair value of Allied Capital's publicly issued 6.875% Notes due 2047 was determined using the market price of the retail notes at March 31, 2010 and December 31, 2009. The fair value of Allied Capital's other debt was determined based on quoted prices where available or market interest rates for similar instruments as of the balance sheet dates.

Note 5. Guarantees and Commitments

              In the ordinary course of business, Allied Capital has issued guarantees on behalf of certain portfolio companies. As of March 31, 2010, and December 31, 2009, Allied Capital had issued guarantees of debt and rental obligations aggregating $9.1 million and $9.1 million, respectively. Under these arrangements, Allied Capital would be required to make payments to third parties if the portfolio companies were to default on their related payment. The maximum amount of potential future payments was $9.1 million and $9.1 million at March 31, 2010, and December 31, 2009, respectively.

              As of March 31, 2010, the guarantees expired as follows:

(in millions)	Total	2010	2011	2012	2013	2014	After 2014
Guarantees	$9.1	$8.2	$—	$0.1	$—	$—	$0.8

Total	$9.1	$8.2	$—	$0.1	$—	$—	$0.8

              In the ordinary course of business, Allied Capital enters into agreements with service providers and other parties that may contain provisions for Allied Capital to indemnify and guaranty certain minimum fees to such parties under certain circumstances.

              At March 31, 2010, Allied Capital had outstanding commitments to fund investments totaling $144.2 million, including $137.0 million related to private finance investments and $7.2 million related to commercial real estate finance investments.

Note 6. Shareholders' Equity

              Allied Capital did not sell any common stock during the three months ended March 31, 2010 or 2009.

              There were no stock options exercised during the three months ended March 31, 2010 and 2009, respectively. However, on April 1, 2010, in connection with the Acquisition by Ares Capital, all outstanding unvested options became vested in accordance with Allied Capital's stock option plan and were cancelled and settled in either cash or shares of Ares Capital stock at the election of the option holder pursuant to the terms of the merger agreement with Ares Capital and the underlying option agreements. See Note 13—Subsequent Events.

              On March 26, 2010, the Board of Directors declared a special dividend of $0.20 per share payable to stockholders of record on March 26, 2010. The dividend was funded at the closing of the merger with Ares Capital and was paid to stockholders promptly thereafter.

Note 7. Earnings Per Common Share

              Earnings per common share for the three months ended March 31, 2010 and 2009, were as follows:

	For the Three Months Ended March 31,
(in millions, except per share amounts)	2010	2009
Net increase (decrease) in net assets resulting from operations	$(35.3)	$(347.7)

Weighted average common shares outstanding—basic	179.9	178.7
Dilutive options outstanding	—	—

Weighted average common shares outstanding—diluted	179.9	178.7

Basic earnings (loss) per common share	$(0.20)	$(1.95)

Diluted earnings (loss) per common share	$(0.20)	$(1.95)

Note 8. Stock Option Plan

              The purpose of the stock option plan is to provide officers and non-officer directors of Allied Capital with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over up to a three year period. Options granted to non-officer directors vest on the grant date.

              All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of Allied Capital for any cause other than death or total and permanent disability. In the event of a change of control of Allied Capital, all outstanding options will become fully vested and exercisable as of the change of control.

              Effective upon the closing of the Acquisition by Ares Capital on April 1, 2010, all outstanding unvested options became immediately vested in accordance with the stock option plan and were cancelled and settled in either cash or shares of Ares Capital stock at the election of the option holder pursuant to the terms of the merger agreement with Ares Capital and the underlying option agreements. See Note 13—Subsequent Events.

Note 9. Dividends and Distributions and Taxes

              At December 31, 2009, Allied Capital estimated that it did not have excess taxable income available for distribution to shareholders in 2010. On March 26, 2010, the Board of Directors declared a special dividend of $0.20 per share payable to stockholders of record on March 26, 2010. The dividend was funded at the closing of the Acquisition by Ares Capital and was paid to stockholders promptly thereafter.

              Allied Capital had cumulative deferred taxable income related to installment sale gains of approximately $44.4 million as of December 31, 2009. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. These installment gains as of December 31, 2009 will be recognized for tax purposes in future years as certain notes received from the sale of the related investments are sold or repaid.

              Allied Capital's consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the three months ended March 31, 2010 and 2009, AC Corp's income tax expense (benefit) was $1.2 million and ($0.4) million, respectively.

Note 10. Supplemental Disclosure of Cash Flow Information

              Allied Capital paid interest of $26.2 million and $33.2 million, respectively, for the three months ended March 31, 2010 and 2009. Allied Capital paid income taxes, including excise taxes (net of refunds), of $0.1 million and $3.0 million for the three months ended March 31, 2010 and 2009, respectively.

              Non-cash operating activities for the three months ended March 31, 2010 and 2009, totaled $186.8 million and $58.7 million, respectively. Non-cash operating activities for the three months ended March 31, 2010 and 2009, resulted from the exchange of existing debt securities, including accrued interest (if any), and common stock of portfolio companies for new debt and equity securities.

Note 11. Financial Highlights

	At and for the Three Months Ended March 31,		At and for the Year Ended December 31, 2009
	2010(1)	2009
Per Common Share Data
Net asset value, beginning of period	$6.66	$9.62	$9.62

Net investment income (loss)(2)	(0.01)	0.16	0.31
Net realized gains (losses)(2)(3)	(0.40)	(0.15)	(2.02)

Net investment income (loss) plus net realized gains (losses)(2)	(0.41)	0.01	(1.71)
Net change in unrealized appreciation or depreciation(2)(3)	0.22	(1.96)	(0.98)
Gain on repurchase of debt	0.03	—	0.47
Loss on extinguishment of debt	(0.04)	—	(0.69)

Net increase (decrease) in net assets resulting from operations(2)	(0.20)	(1.95)	(2.91)

Decrease in net assets from shareholder distributions	(0.20)	—	—

Net increase (decrease) in net assets from capital share transactions(2)	—	—	(0.05)

Net asset value, end of period	$6.27	$7.67	$6.66

Market value, end of period	$4.77	$1.59	$3.61
Total return(4)	37.7%	(40.9)%	(34.2)%
Ratios and Supplemental Data ($ and shares in millions, except per share amounts)
Ending net assets	$1,127.1	$1,369.8	$1,198.2
Common shares outstanding at end of period	179.9	178.7	179.9
Diluted weighted average common shares outstanding	179.9	178.7	179.0
Employee, employee stock option and administrative expenses/average net assets(5)	2.69%	1.40%	6.12%
Total operating expenses/average net assets(5)(6)	4.72%	4.41%	18.86%
Income tax expense (benefit), including excise tax/average net assets(5)	0.10%	(0.02)%	0.41%
Net investment income (loss)/average net assets(5)	(0.18)%	1.91%	4.07%
Net increase (decrease) in net assets resulting from operations/average net assets(5)	(3.04)%	(22.52)%	(38.18)%
Portfolio turnover rate(5)	1.02%	1.25%	4.80%
Average debt outstanding	$1,086.7	$1,945.0	$1,753.7
Average debt per share(2)	$6.04	$10.88	$9.80

(1)
The results for the three months ended March 31, 2010, are not necessarily indicative of the operating results to be expected for the full year.

(2)
Based on diluted weighted average number of common shares outstanding for the period.

(3)
Net realized gains (losses) and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.

(4)
Total return assumes the reinvestment of all dividends paid for the periods presented.

(5)
The ratios for the three months ended March 31, 2010 and 2009, do not represent annualized results.

(6)
Includes 0.20% for the effect of the impairment of long-lived asset during the year ended December 31, 2009, and the three months ended March 31, 2009.

Note 12. Litigation

              On June 23, 2004, Allied Capital was notified by the SEC that the SEC was conducting an informal investigation of Allied Capital. The investigation related to the valuation of securities in Allied Capital's private finance portfolio and other matters. On June 20, 2007, Allied Capital announced that it entered into a settlement with the SEC that resolved the SEC's informal investigation. As part of the settlement and without admitting or denying the SEC's allegations, Allied Capital agreed to the entry of an administrative order. In the order the SEC alleged that, between June 30, 2001, and March 31, 2003, Allied Capital did not maintain books, records and accounts which, in reasonable detail, supported or accurately and fairly reflected valuations of certain securities in Allied Capital's private finance portfolio and, as a result, did not meet certain recordkeeping and internal controls provisions of the federal securities laws. In the administrative order, the SEC ordered Allied Capital to continue to maintain certain of its current valuation-related controls. Specifically, Allied Capital: (1) continued to employ a Chief Valuation Officer, or a similarly structured officer-level employee, to oversee its quarterly valuation processes; and (2) continued to employ third-party valuation consultants to assist in its quarterly valuation processes.

              On December 22, 2004, Allied Capital received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding Allied Capital and Business Loan Express, LLC (currently known as Ciena Capital LLC) in connection with a criminal investigation relating to matters similar to those investigated by and settled with the SEC as discussed above. Allied Capital produced materials in response to the requests from the U.S. Attorney's office and certain current and former employees were interviewed by the U.S. Attorney's Office. Allied Capital has voluntarily cooperated with the investigation.

              In late December 2006, Allied Capital received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by Allied Capital or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, Allied Capital became aware that an agent of Allied Capital obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital ("Greenlight") during a period of time in 2005. Also, while Allied Capital was gathering documents responsive to the subpoena, allegations were made that Allied Capital's management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. Allied Capital's management has stated that these allegations are not true. Allied Capital has cooperated fully with the inquiry by the U.S. Attorney's Office.

              A number of lawsuits were filed by stockholders of Allied Capital challenging the Acquisition by Ares Capital. These include: (1) In re Allied Capital Corporation Shareholder Litigation, Case No. 322639-V (Circuit Court for Montgomery County, Maryland) (the "Maryland action"); (2) Sandler v. Walton, et al., Case No. 2009 CA 008123 B (Superior Court for the District of Columbia), which was consolidated with Wienecki v. Allied Capital Corporation, et al., Case No. 2009 CA 008541 B (Superior Court for the District of Columbia) (the "D.C. Superior Court action"); and (3) Ryan v. Walton, et al., Case No. 1:10-CV-000145-RMC (United States District Court for the District of Columbia) (the "D.C. Federal Court action"). The suits were filed after the entry by Allied Capital, Ares Capital and ARCC Odyssey Corp. ("Merger Sub") into the Agreement and Plan of Merger (the "Merger Agreement") and the announcement of the Acquisition by Ares Capital on October 26, 2009, either as putative stockholder class actions, shareholder derivative actions or both. All of the actions asserted similar claims against the members of Allied Capital's board of directors alleging that the

Merger Agreement was the product of a flawed sales process and that Allied Capital's directors breached their fiduciary duties by agreeing to a structure that was not designed to maximize the value of Allied Capital's stockholders, by failing to adequately value and obtain fair consideration for Allied Capital's shares and by improperly rejecting competing offers by Prospect Capital Corporation. They also claimed that Ares Capital (and, in several cases, Merger Sub, and, in several other cases, Allied Capital) aided and abetted the directors' alleged breaches of fiduciary duties. In addition, in Ryan v. Walton, et al., the plaintiffs also alleged violations of Rule 14a-9(a) under the Securities Exchange Act of 1934. All of the actions demanded, among other things, a preliminary and permanent injunction enjoining the merger and rescinding the transaction or any part thereof that may be implemented.

              On March 2, 2010, the plaintiffs in the Maryland action, Allied Capital and Ares Capital reached an agreement in principle to settle the Maryland action on terms and conditions substantially similar to those set forth in a Stipulation of Settlement dated March 17, 2010. Although Allied Capital and Ares Capital believe that the disclosures already provided were thorough and complete, in connection with the settlement Allied Capital and Ares Capital agreed to make certain additional disclosures that are contained in the Supplement to the Joint Proxy Statement, dated March 8, 2010, and pay attorney fees for the plaintiffs in the Maryland action certain of their fees and expenses. The settlement has been preliminarily approved by the Maryland court. The settlement is subject to final settlement documentation and final approval by the Maryland court, after, among other things, notice is provided to the stockholders of Allied Capital.

              On March 19, 2010, the plaintiffs in the D.C. Federal Court action, Allied Capital and Ares Capital reached an agreement in principle to settle the D.C. Federal Court action. The D.C. Federal Court action and the D.C. Superior Court action were stayed on March 22, 2010 and March 26, 2010, respectively, in contemplation of dismissal with prejudice once the settlement of the Maryland action has been finally approved by the Maryland court. On April 15, 2010, the plaintiffs in the D.C. Superior Court action, Allied Capital and Ares Capital reached an agreement in principle to settle the D.C. Superior Court action. The parties to the Maryland action, the D.C. Federal Court action, and the D.C. Superior Court action have entered into, and filed with the Maryland court, an Amended Stipulation of Settlement, which provides for, among other things, settlement of all the actions described above.

              A final hearing on the settlement is scheduled to be held on July 29, 2010 before the Maryland court. There can be no assurance that the proposed settlement will be finalized or that the Maryland court will approve the proposed settlement. The proposed settlement terms, which require court approval, provide that the Maryland action will be dismissed with prejudice against all defendants.

              Allied Capital, Ares Capital and the other defendants have vigorously denied all liability with respect to the facts and claims alleged in the actions. The proposed settlement is not, and should not be construed as, an admission of wrongdoing or liability by any defendant. The parties considered it desirable that the actions described above be settled to avoid the expense, risk, inconvenience and distraction of continued litigation and to fully resolve the claims involved in these actions.

              In addition, Allied Capital is party to certain lawsuits in the normal course of business. Furthermore, third parties may try to seek to impose liability on Allied Capital in connection with the activities of its portfolio companies. For a discussion of civil investigations being conducted regarding the lending practice of Ciena Capital LLC, a portfolio company of Allied Capital, see Note 3—Portfolio—Ciena Capital LLC and Note 13—Subsequent Events.

              While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, Allied Capital does not expect these matters will materially affect its financial condition or results of operations.

Note 13. Subsequent Events

              On October 26, 2009, Allied Capital entered into a definitive agreement to be acquired by Ares Capital in the Acquisition by Ares Capital. The boards of directors of both companies each unanimously approved the Acquisition by Ares Capital and on March 26, 2010, Allied Capital's stockholders approved the merger and the stockholders of Ares Capital approved the issuance of Ares Capital common stock to Allied Capital's shareholders. Allied Capital and Ares Capital consummated the Acquisition by Ares Capital on April 1, 2010 in a transaction valued at approximately $908 million as of the closing date. Concurrent with the Acquisition by Ares Capital, Ares Capital repaid in full the remaining amounts outstanding under Allied Capital's privately issued senior secured term debt.

              In connection with the closing of the Acquisition by Ares Capital, Allied Capital incurred employee, employee stock option and administrative costs, net of tax, which are not included in the Statement of Operations for the three months ended March 31, 2010. These expenses, which were directly related to the closing of the transaction on April 1, 2010, were as follows:

($ in millions)
Severance, change in control payments and payroll taxes	$39.8
Investment banking fees	8.2
Expense associated with acceleration of stock option vesting	6.8
Professional and other fees	1.4
Income tax benefit	(1.8)

Total	$54.4

              On April 15, 2010, the plaintiffs in the D.C. Superior Court action, Allied Capital and Ares Capital reached an agreement in principle to settle the D.C. Superior Court action. On July 29, 2010, the Maryland court issued an order approving the settlement and dismissing all claims against the defendants in the Maryland action. On August 3, 2010, the D.C. Federal Court dismissed the D.C. Federal Court action. On August 10, 2010, the D.C. Superior Court dismissed the D.C. Superior Court action.

              On May 5, 2010, Ciena filed in the Bankruptcy Court proceeding described in Note 3 above a motion for approval of certain settlement agreements between Ciena, Allied Capital (and Ares Capital as its successor by merger), and certain former employees of Ciena and Allied Capital on the one hand and the United States on behalf of the Small Business Administration, and certain other parties on the other hand. The settlement agreements collectively settle certain (but not all) investigations, audits, reviews, and litigation referenced in Note 3. The settlement agreements are subject to approval by the Bankruptcy Court and entry of a dismissal order by the United States District Court for the Northern District of Georgia to become effective. If the settlement agreements are approved, Ciena will, among other things, grant the United States an allowed general unsecured claim in an amount such that the United States receives, on the effective date of Ciena's chapter 11 plan, cash distributions totaling $10.1 million. The settlement terms also establish operating covenants under which Ciena will continue to service SBA related loans. There can be no assurance, however, that such settlement will be finalized, that the Bankruptcy Court will approve such settlement, or that the United States District Court for the Northern District of Georgia will enter such dismissal order .

              Note that the remaining investigations, audits, reviews, and litigation may continue to have a material adverse impact on Ciena. Ciena's voluntary filing for bankruptcy protection, current regulatory issues, ongoing investigations, and litigation have been considered in performing the valuation of Ciena at March 31, 2010 and December 31, 2009. See also Note 3—Portfolio, Ciena Capital LLC.

14,280,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

BofA Merrill Lynch

Morgan Stanley

January 20, 2012